UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

5 Park Plaza, Suite 1900

Irvine, CA 92614

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Elizabeth M. Forget	Robert N. Hickey, Esq.
President Met Investors Series Trust 5 Park Plaza, Suite 1900 Irvine, CA 92614	Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1:	Report to Shareholders.

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Met Investors Series Trust American Funds Balanced Allocation Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the American Funds Balanced Allocation Portfolio had a return of 30.06% and 29.33% for Class B and C Shares, respectively, versus 23.79% its benchmark, the Dow Jones Moderate Index1.

Market Environment/Conditions

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate topped 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the, US government applied a two-pronged approach: the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital US Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecom, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index returned 31.8% during 2009.

Portfolio Review/Current Positioning

The American Funds Balanced Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes to add value and control risk over the long term. The Portfolio strives to achieve its objectives through investment in the various funds of the American Funds Insurance Series (AFIS). Although the Portfolio’s broad asset allocation goal of 35% to fixed income and 65% to equities did not change, there were several very modest changes to the narrower asset class goals during the course of the year. This included the elimination of a formal goal for cash—although we still expect the Portfolio will hold some residual cash through the underlying portfolios—and a very slight reduction in the goals for the riskier, non-core fixed income securities, such as high-yield bonds. To achieve these new asset class goals and to improve the overall diversification of the Portfolio, several adjustments to the underlying portfolio targets were made as part of the May 1, 2009 restructuring.

In contrast to 2008 when risk was shunned, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. Thus, with a 65% goal for common stocks, the underlying equity portfolios were the biggest contributor to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in “spread” products (including investment grade corporate bonds, mortgage backed securities, and high yield securities) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index.

Even with a significant holding of cash (ranging from 5% to 10%) in the underlying equity portfolios for most of the year, the underlying equity portfolios had strong performance and contributed to both relative and absolute performance. A modest overall tilt to growth style stocks and a slight overweight to foreign securities relative to its target also helped the Portfolio’s relative performance. Within foreign equities, the Portfolio’s exposure to small cap foreign stocks and emerging market stocks through the AFIS Global Small Capitalization Fund and the AFIS New World Fund was a key contributor as these segments both significantly outperformed the return of large foreign stocks from developed counties as represented by the MSCI EAFE Index. The AFIS Growth Fund’s good performance for the year was driven by both good sector weightings and solid stock selection. Within the Energy sector, it underweighted the sluggish energy giant Exxon Mobil and held Canadian oil producer Pacific Rubiales Corp., which rose over 500% during the year. The AFIS Growth—Income Fund also had strong performance due primarily to advantageous sector weightings: overweighting the strong Consumer Discretionary and Information Technology sectors and the relatively weak Consumer Staples and Financial Services sectors.

While high yield bond exposure was slightly below its stated target allocation of 5%, the Portfolio’s overall exposure to credit based bonds (also including investment grade corporate bonds) helped relative performance. Among the fixed income underlying portfolios, the 2009 returns were directly related to the level of credit exposure: the higher the credit exposure and less held in the safety of U.S. Treasury

1

MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

Securities, the better the performance. AFIS High-Income Bond Fund was the best absolute performer among the underlying bond portfolios, while the AFIS U.S. Government / AAA Rated Securities Fund posted a nearly flat return in response to the rise in treasury yields.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
American Funds Growth-Income Fund (Class 1)	39.8%
American Funds Growth Fund (Class 1)	21.5%
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	12.2%
American Funds Bond Fund (Class 1)	6.7%
American Funds International Fund (Class 1)	6.0%
American Funds High-Income Bond Fund (Class 1)	5.9%
American Funds Global Small Capitalization Fund (Class 1)	3.1%
American Funds New World Fund (Class 1)	3.0%
American Funds Global Bond Fund (Class 1)	1.9%

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

American Funds Balanced Allocation Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return (for the year ended 12/31/09)[2]
	1 Year	Since Inception[3]
American Funds Balanced Allocation Portfolio—Class B	30.06%	-4.79%
Class C	29.33%	-5.12%
Dow Jones Moderate Index[1]	23.79%	-3.36%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B and Class C shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class B(a)(b)
Actual	0.75%	$1,000.00	$1,185.80	$4.13
Hypothetical	0.75%	1,000.00	1,021.42	3.82

Class C(a)(b)
Actual	1.05%	$1,000.00	$1,179.10	$5.77
Hypothetical	1.05%	1,000.00	1,019.91	5.35

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Investment Company Securities - 100.1%
American Funds Bond Fund (Class 1)(a)	12,871,985	$132,967,602
American Funds Global Bond Fund (Class 1)(a)	3,246,276	37,559,416
American Funds Global Small Capitalization Fund (Class 1)(a)	3,380,910	60,856,381
American Funds Growth Fund (Class 1)(a)	9,264,734	430,346,902
American Funds Growth-Income Fund (Class 1)(a)	25,349,369	795,209,712
American Funds High-Income Bond Fund (Class 1)(a)	11,233,261	117,836,903
American Funds International Fund (Class 1)(a)	6,966,373	119,612,629
American Funds New World Fund (Class 1)(a)	3,036,722	60,855,909
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)(a)	20,091,048	244,708,958

Total Investment Company Securities (Cost $1,786,378,222)		1,999,954,412

Total Investments - 100.1% (Cost $1,786,378,222)		1,999,954,412

Other Assets And Liabilities (net) - (0.1)%		(1,037,106)

Net Assets - 100.0%		$1,998,917,306

(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$1,999,954,412	$—	$—	$1,999,954,412
TOTAL INVESTMENTS	$1,999,954,412	$—	$—	$1,999,954,412

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$1,999,954,412
Receivable for shares sold	2,403,522

Total assets	2,002,357,934

Liabilities
Payables for:
Due to Manager	1,722
Investments purchased	2,069,713
Shares redeemed	333,809
Accrued Expenses:
Management fees	113,744
Distribution and service fees - Class B	127
Distribution and service fees - Class C	900,562
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	9,366

Total liabilities	3,440,628

Net Assets	$1,998,917,306

Net Assets Represented by
Paid in surplus	$1,780,293,602
Accumulated net realized loss	(22,391,081)
Unrealized appreciation on investments	213,576,190
Undistributed net investment income	27,438,595

Net Assets	$1,998,917,306

Net Assets
Class B	$610,186

Class C	1,998,307,120

Capital Shares Outstanding
Class B	68,804

Class C	226,439,222

Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.87

Class C	8.82

(a)	Identified cost of investments was $1,786,378,222.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$34,332,897

Total investment income	34,332,897

Expenses
Management fees	1,131,456
Administration fees	23,985
Custodian and accounting fees	25,301
Distribution and service fees - Class B	759
Distribution and service fees - Class C	6,651,285
Audit and tax services	17,179
Legal	44,299
Trustees’ fees and expenses	21,139
Shareholder reporting	58,493
Insurance	10,772
Miscellaneous	4,010

Total expenses	7,988,678
Less expenses reimbursed by the Manager	(127,006)

Net expenses	7,861,672

Net investment income	26,471,225

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(19,468,987)
Capital gain distributions from Underlying Portfolios	1,598,753

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(17,870,234)

Net change in unrealized appreciation on:
Investments	339,311,667

Net realized and unrealized gain on investments	321,441,433

Net Increase in Net Assets from Operations	$347,912,658

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$26,471,225	$12,565,377
Net realized gain (loss) on investments and capital gain distribution from Underlying Portfolios	(17,870,234)	3,478,867
Net change in unrealized appreciation (depreciation) on investments	339,311,667	(125,735,477)

Net increase (decrease) in net assets resulting from operations	347,912,658	(109,691,233)

Distributions to Shareholders
From net investment income
Class B	—	(4,914)
Class C	—	(19,689,491)
From net realized gains
Class B	—	(8)
Class C	—	(30,709)

Net decrease in net assets resulting from distributions	—	(19,725,122)

Capital Share Transactions
Proceeds from shares sold
Class B	450,667	1,153,811
Class C	1,190,947,234	691,107,710
Net asset value of shares issued through dividend reinvestment
Class B	—	4,922
Class C	—	19,720,200
Cost of shares repurchased
Class B	(53,984)	(875,467)
Class C	(85,890,143)	(36,143,947)

Net increase in net assets from capital share transactions	1,105,453,774	674,967,229

Net Increase in Net Assets	1,453,366,432	545,550,874
Net assets at beginning of period	545,550,874	—

Net assets at end of period	$1,998,917,306	$545,550,874

Undistributed net investment income at end of period	$27,438,595	$—

*	For the period 4/28/08 (Commencement of operations) through 12/31/08.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class B
	For the Years Ended December 31,
	2009	2008(b)

Net Asset Value, Beginning of Period	$6.82	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.24	0.08
Net realized/unrealized gain (loss) on investments	1.81	(3.00)

Total from investment operations	2.05	(2.92)

Less Distributions
Dividends from net investment income	—	(0.26)
Distributions from net realized capital gains	—	(0.00)+

Total distributions	—	(0.26)

Net Asset Value, End of Period	$8.87	$6.82

Total Return	30.06%	(29.20)%
Ratio of expenses to average net assets after reimbursement(c)	0.35%	0.35%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.36%	0.78%*
Ratio of net investment income to average net assets(e)	2.99%	1.32%*
Portfolio turnover rate	5.9%	12.1%
Net assets, end of period (in millions)	$0.6	$0.1

	Class C
	For the Years Ended December 31,
	2009	2008(b)

Net Asset Value, Beginning of Period	$6.82	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.17	0.36
Net realized/unrealized gain (loss) on investments	1.83	(3.28)

Total from investment operations	2.00	(2.92)

Less Distributions
Dividends from net investment income	—	(0.26)
Distributions from net realized capital gains	—	(0.00)+

Total distributions	—	(0.26)

Net Asset Value, End of Period	$8.82	$6.82

Total Return	29.33%	(29.20)%
Ratio of expenses to average net assets after reimbursement(c)	0.65%	0.65%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.66%	0.70%*
Ratio of net investment income to average net assets(e)	2.19%	6.70%*
Portfolio turnover rate	5.9%	12.1%
Net assets, end of period (in millions)	$1,998.3	$545.4

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”), which invest either in equity securities or fixed income securities, as applicable (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Manager for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,131,456	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Prior to November 12, 2009, the management fee for the Portfolio was 10 basis points. The management fee earned for the period January 1, 2009 through November 11, 2009 was $950,545.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009
		Subject to repayment until December 31,
Class B	Class C	2013	2014

0.35%	0.65%	$100,635	$127,006

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class C Shares in respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio, attributable to its Class B and Class C Shares, respectively.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class B

12/31/2009	19,873	56,235	—	(7,304)	48,931	68,804
04/28/2008-12/31/2008	—	117,726	727	(98,580)	19,873	19,873

Class C

12/31/2009	79,942,996	157,527,172	—	(11,030,946)	146,496,226	226,439,222
04/28/2008-12/31/2008	—	81,432,735	2,908,584	(4,398,323)	79,942,996	79,942,996

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$—	$1,205,843,014	$—	$71,595,206

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,809,946,638	$215,003,768	$(24,995,994)	$190,007,774

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying Portfolios to credit risk, consist principally of cash due from counterparties and investments. The Underlying Portfolios restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Market, Credit and Counterparty Risk - continued

reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009
American Funds Bond Fund (Class 1)	2,863,945	10,090,407	(82,367)	12,871,985
American Funds Global Bond Fund (Class 1)*	1,609,077	2,445,622	(808,423)	3,246,276
American Funds Global Small Capitalization Fund (Class 1)*	1,442,273	2,413,637	(475,000)	3,380,910
American Funds Growth Fund (Class 1)*	3,411,843	6,151,802	(298,911)	9,264,734
American Funds Growth-Income Fund (Class 1)*	8,268,900	17,137,272	(56,803)	25,349,369
American Funds High-Income Bond Fund (Class 1)*	4,492,743	8,017,517	(1,276,999)	11,233,261
American Funds International Fund (Class 1)	2,845,926	4,785,883	(665,436)	6,966,373
American Funds New World Fund (Class 1)*	1,246,738	2,062,419	(272,435)	3,036,722
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)*	6,729,277	14,566,366	(1,204,595)	20,091,048

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2009. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain(Loss) on Investments during the period	Net Realized Gain on Capital Gain Distributions from Affiliates during the period	Income earned from affiliate during the period	Ending Value
American Funds Bond Fund (Class 1)	$(125,309)	$-	$3,765,907	$132,967,602
American Funds Global Bond Fund (Class 1)	(556,125)	-	524,582	37,559,416
American Funds Global Small Capitalization Fund (Class 1)	(3,007,387)	-	225,527	60,856,381
American Funds Growth Fund (Class 1)	(7,626,046)	-	2,879,469	430,346,902
American Funds Growth-Income Fund (Class 1)	(644,253)	-	11,367,798	795,209,712
American Funds High-Income Bond Fund (Class 1)	(2,704,395)	-	7,102,137	117,836,903
American Funds International Fund (Class 1)	(3,826,398)	383,916	1,672,502	119,612,629
American Funds New World Fund (Class 1)	(1,656,289)	-	812,469	60,855,909
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	677,215	247,467	6,949,876	244,708,958

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2009	2008	2009	2008	2009	2008

$—	$13,532,500	$—	$6,192,622	$—	$19,725,122

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Total
$27,955,178	$668,270	$190,007,774	$218,631,222

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the American Funds Balanced Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds Balanced Allocation Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Balanced Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day to day responsibility for managing the American Funds Balanced Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Balanced Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Balanced Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and underperformed its Lipper Index for the one-year and since inception periods ended July 31, 2009. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended August 31, 2009. The Board also took into account management’s discussion of the Portfolio’s performance. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly

20

MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Balanced Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fee was below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is currently reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board also noted that the Adviser was proposing a reduction to its advisory fee through the implementation of additional breakpoints, which would become effective on November 12, 2009. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

21

MET INVESTORS SERIES TRUST

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

With respect to the American Funds Balanced Allocation Portfolio, the Board noted that management was proposing that breakpoints be added to the Portfolio’s advisory fee. The Board also noted that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio, including the proposed breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Met Investors Series Trust American Funds Bond Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

During the year ended December 31, 2009, the Portfolio had a return of 12.12% for Class C versus 5.93% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index1.

American Funds Bond Portfolio managed by

MetLife Advisers, LLC vs. Barclays Capital U.S. Aggregate Bond Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year
American Funds Bond Portfolio—Class C	12.12%	1.32%	2.30%	4.44%
Barclays Capital U.S. Aggregate Bond Index[1]	5.93%	6.04%	4.97%	6.33%

1The Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio’s performance is based on the performance of the Master Fund for the period ended December 31, 2009, adjusted to reflect the Portfolio’s expenses for the period ended December 31, 2009 (including contractual expense waivers).

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

1

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class C
Actual	0.65%	$1,000.00	$1,060.64	$3.38
Hypothetical	0.65%	1,000.00	1,021.93	3.31

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

2

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Investment Company Security - 100.1%
American Funds Bond Fund (Class 1)(a) (Cost - $188,143,422)	18,539,931	$191,517,492

Total Investments - 100.1% (Cost $188,143,422)		191,517,492

Other Assets And Liabilities (net) - (0.1)%		(102,769)

Net Assets - 100.0%		$191,414,723

(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

3

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Investment Company Security	$191,517,492	$—	$—	$191,517,492
TOTAL INVESTMENTS	$191,517,492	$—	$—	$191,517,492

See accompanying notes to financial statements.

4

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$191,517,492
Receivable for shares sold	374,490
Receivable from Manager	1,571

Total assets	191,893,553

Liabilities
Payables for:
Investments purchased	315,695
Shares redeemed	58,795
Accrued Expenses:
Distribution and service fees - Class C	86,665
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	6,090

Total liabilities	478,830

Net Assets	$191,414,723

Net Assets Represented by
Paid in surplus	$183,542,903
Accumulated net realized loss	(121,468)
Unrealized appreciation on investments	3,374,070
Undistributed net investment income	4,619,218

Net Assets	$191,414,723

Net Assets
Class C	$191,414,723

Capital Shares Outstanding
Class C	19,890,700

Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$9.62

(a)	Identified cost of investments was $188,143,422.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$5,299,091

Total investment income	5,299,091

Expenses
Administration fees	23,985
Custodian and accounting fees	25,301
Distribution and service fees - Class C	575,273
Audit and tax services	17,179
Legal	43,447
Trustees’ fees and expenses	21,947
Shareholder reporting	9,238
Insurance	1,837
Miscellaneous	6,104

Total expenses	724,311
Less expenses reimbursed by the Manager	(44,442)

Net expenses	679,869

Net investment income	4,619,222

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(42,829)

Net change in unrealized appreciation on investments	7,208,671

Net realized and unrealized gain on investments	7,165,842

Net Increase in Net Assets from Operations	$11,785,064

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$4,619,222	$1,797,336
Net realized loss on investments and capital gain distribution from Master Fund	(42,829)	(56,697)
Net change in unrealized appreciation (depreciation) on investments	7,208,671	(3,834,601)

Net increase (decrease) in net assets resulting from operations	11,785,064	(2,093,962)

Distributions to Shareholders
From net investment income
Class C	(8)	(1,828,551)
From net realized gains
Class C	—	—

Net decrease in net assets resulting from distributions	(8)	(1,828,551)

Capital Share Transactions
Proceeds from shares sold
Class C	158,669,719	44,951,952
Net asset value of shares issued through dividend reinvestment
Class C	8	1,828,551
Cost of shares repurchased
Class C	(15,149,373)	(6,748,677)

Net increase in net assets from capital share transactions	143,520,354	40,031,826

Net Increase in Net Assets	155,305,410	36,109,313
Net assets at beginning of period	36,109,313	—

Net assets at end of period	$191,414,723	$36,109,313

Undistributed net investment income at end of period	$4,619,218	$4

*	For the period 4/28/08 (Commencement of Operations) through 12/31/2008.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class C
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$8.58	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.41	0.87
Net realized/unrealized gain (loss) on investments	0.63	(1.83)

Total from investment operations	1.04	(0.96)

Less Distributions
Dividends from net investment income	(0.00)+	(0.46)
Distributions from net realized capital gains	—	—

Total distributions	(0.00)+	(0.46)

Net Asset Value, End of Period	$9.62	$8.58

Total Return	12.12%	(9.61)%
Ratio of expenses to average net assets after reimbursement	0.65%	0.65%*
Ratio of expenses to average net assets before reimbursement and rebates	0.69%	1.05%*
Ratio of net investment income to average net assets	4.42%	13.82%*
Portfolio turnover rate	0.5%	6.3%
Net assets, end of period (in millions)	$191.4	$36.1

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/08.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc. (“MetLife”).

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Bond Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC"), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund are provided separately and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2009, the Portfolio owned approximately 2.28% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Income and capital gain distributions from the Master Fund are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Manager selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Manager is an affiliate of MetLife. The Manager currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to

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American Funds Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

withdraw from the Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.55%	ALL

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Master Fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Expenses Deferred in
	2008	2009
	Subject to repayment until December 31,
Class C	2013	2014

0.65%	$51,953	$44,442

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average net assets of the Portfolio attributable to its Class C Shares in respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio, attributable to its Class C Shares.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class C

12/31/2009	4,206,415	17,320,224	1	(1,635,940)	15,684,285	19,890,700
4/28/08-12/31/2008	—	4,718,491	213,118	(725,194)	4,206,415	4,206,415

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$148,784,868	$—	$581,055

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$188,264,890	$3,374,070	$(121,468)	$3,252,602

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund in which the Portfolio invests its assets invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Master Fund to credit risk, consist principally of cash due from counterparties and investments. The Master Fund restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Master Fund’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2009	2008	2009	2008	2009	2008

$8	$1,821,237	$—	$7,314	$8	$1,828,551

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MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Income Tax Information - continued

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$4,626,736	$—	$3,252,602	$—	$7,879,338

9. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

10. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the American Funds Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds Bond Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds Bond Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 11-12, 2009 meeting for the American Funds Bond Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Bond Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. The Board noted that the Portfolio commenced operations on April 28, 2008. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year and since inception periods ended July 31, 2009. The Board also considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one-year period ended August 31, 2009. The Board also took into account management’s discussion of the Portfolio’s performance, including its more recent performance. Based on its review and taking into account the fact that the Portfolio had a limited performance history and the current size of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing

17

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Bond Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were equal to the Expense Group median and the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted, however, that the Portfolio’s contractual management fee under the stand-by Advisory Agreement would be at the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is currently reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc. in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at

18

MET INVESTORS SERIES TRUST

American Funds Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Bond Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

19

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Met Investors Series Trust American Funds Growth Allocation Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the American Funds Growth Allocation Portfolio had a return of 34.36% and 34.04% for Class B and C Shares, respectively, versus 31.31% for its benchmark the Dow Jones Moderately Aggressive Index1.

Market Environment/Conditions

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate topped 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the, US government applied a two-pronged approach: the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital US Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecom, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index returned 31.8% during 2009.

Portfolio Review/Current Positioning

The American Funds Growth Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes to add value and control risk over the long term. The Portfolio strives to achieve its objectives through investment in the various funds of the American Funds Insurance Series (AFIS). Although the Portfolio’s broad asset allocation goal of 15% to fixed income and 85% to equities did not change, there were several very modest changes to the narrower asset class goals during the course of the year. This included the elimination of a formal goal for cash—although we still expect the Portfolio will hold some residual cash from the underlying portfolios—and a slight increase in the goal for foreign equities. To achieve these new asset class goals and to improve the overall diversification of the Portfolio, several adjustments to the underlying portfolio targets were made as part of the May 1, 2009 restructuring.

In contrast to 2008 when risk was shunned, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. Although only 15% of the Portfolio was allocated to fixed income, it also contributed to the relative performance. Within its fixed income segment, the Portfolio held a higher overall percentage in “spread” products (including investment grade corporate bonds, mortgage backed securities, and high yield securities) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index.

Even with a significant holding of cash (ranging from 5% to 10%) in the underlying equity portfolios for most of the year, the underlying equity portfolios had strong performance and contributed to both relative and absolute performance. A modest overall tilt to growth style stocks and a slight overweight to foreign securities relative to its target also helped the Portfolio’s relative performance. Within foreign equities, the Portfolio’s exposure to small cap foreign stocks and emerging market stocks through the AFIS Global Small Capitalization Fund and the AFIS New World Fund was a key contributor as these segments both significantly outperformed the return of large foreign stocks from developed counties as represented by the MSCI EAFE Index. The AFIS Growth Fund’s good performance for the year was driven by both good sector weightings and solid stock selection. Within the Energy sector, it underweighted the sluggish energy giant Exxon Mobil and held Canadian oil producer Pacific Rubiales Corp., which rose over 500% during the year. The AFIS Growth—Income Fund also had strong performance due primarily to advantageous sector weightings: overweighting the strong Consumer Discretionary and Information Technology sectors and the relatively weak Consumer Staples and Financial Services sectors.

While high yield bond exposure was slightly below its stated target allocation of 2%, the Portfolio’s overall exposure to credit based bonds (also including investment grade corporate bonds) helped relative performance. Among the fixed income underlying portfolios, the 2009 returns were directly related to the level of credit exposure: the higher the credit exposure and less held in the safety of U.S. Treasury Securities, the better the performance. AFIS High-Income Bond Fund

1

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

was the best absolute performer among the underlying bond portfolios, while the AFIS U.S. Government/AAA Rated Securities Fund posted a nearly flat return in response to the rise in treasury yields.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
American Funds Growth-Income Fund (Class 1)	45.4%
American Funds Growth Fund (Class 1)	30.4%
American Funds International Fund (Class 1)	6.9%
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	4.6%
American Funds New World Fund (Class 1)	4.0%
American Funds Global Small Capitalization Fund (Class 1)	4.0%
American Funds High-Income Bond Fund (Class 1)	2.0%
American Funds Bond Fund (Class 1)	1.9%
American Funds Global Bond Fund (Class 1)	0.9%

2

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

American Funds Growth Allocation Portfolio managed by MetLife Advisers, LLC vs. Dow Jones Moderately Aggressive Index1

	Average Annual Return (for the year ended 12/31/09)[2]
	1 Year	Since Inception[3]
American Funds Growth Allocation Portfolio—Class B	34.36%	-8.13%
Class C	34.04%	-8.54%
Dow Jones Moderately Aggressive Index[1]	31.31%	-5.95%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B and Class C shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class B(a)(b)
Actual	0.73%	$1,000.00	$1,212.00	$4.07
Hypothetical	0.73%	1,000.00	1,021.53	3.72

Class C(a)(b)
Actual	1.03%	$1,000.00	$1,210.30	$5.74
Hypothetical	1.03%	1,000.00	1,020.01	5.24

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Investment Company Securities - 100.1%
American Funds Bond Fund (Class 1)(a)	3,515,260	$36,312,630
American Funds Global Bond Fund (Class 1)(a)	1,551,362	17,949,263
American Funds Global Small Capitalization Fund (Class 1)(a)	4,323,022	77,814,401
American Funds Growth Fund (Class 1)(a)	12,710,394	590,397,813
American Funds Growth-Income Fund (Class 1)(a)	28,074,879	880,708,962
American Funds High-Income Bond Fund (Class 1)(a)	3,581,746	37,572,514
American Funds International Fund (Class 1)(a)	7,796,647	133,868,430
American Funds New World Fund (Class 1)(a)	3,885,374	77,862,887
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)(a)	7,383,993	89,937,034

Total Investment Company Securities (Cost $1,702,497,826)		1,942,423,934

Total Investments - 100.1% (Cost $1,702,497,826)		1,942,423,934

Other Assets And Liabilities (net) - (0.1)%		(1,056,537)

Net Assets - 100.0%		$1,941,367,397

(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$1,942,423,934	$—	$—	$1,942,423,934
TOTAL INVESTMENTS	$1,942,423,934	$—	$—	$1,942,423,934

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$1,942,423,934
Receivable for shares sold	624,029

Total assets	1,943,047,963

Liabilities
Payables for:
Due to Manager	27,317
Investments purchased	69,658
Shares redeemed	554,371
Accrued Expenses:
Management fees	113,118
Distribution and service fees - Class B	502
Distribution and service fees - Class C	892,853
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	11,162

Total liabilities	1,680,566

Net Assets	$1,941,367,397

Net Assets Represented by
Paid in surplus	$1,740,878,673
Accumulated net realized loss	(57,895,019)
Unrealized appreciation on investments	239,926,108
Undistributed net investment income	18,457,635

Net Assets	$1,941,367,397

Net Assets
Class B	$2,448,195

Class C	1,938,919,202

Capital Shares Outstanding
Class B	295,359

Class C	235,533,748

Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.29

Class C	8.23

(a)	Identified cost of investments was $1,702,497,826.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$27,212,623

Total investment income	27,212,623

Expenses
Management fees	1,341,052
Administration fees	23,985
Custodian and accounting fees	25,301
Distribution and service fees - Class B	3,734
Distribution and service fees - Class C	7,800,607
Audit and tax services	17,179
Legal	44,299
Trustees’ fees and expenses	21,139
Shareholder reporting	28,134
Insurance	14,917
Miscellaneous	4,495

Total expenses	9,324,842
Less expenses reimbursed by the Manager	(100,715)

Net expenses	9,224,127

Net investment income	17,988,496

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(56,412,457)
Capital gain distributions from Underlying Portfolios	1,155,903

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(55,256,554)

Net change in unrealized appreciation on investments	508,109,374

Net realized and unrealized gain on investments	452,852,820

Net Increase in Net Assets from Operations	$470,841,316

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$17,988,496	$14,384,955
Net realized gain (loss) on investments and capital gains distributions from Underlying Portfolios	(55,256,554)	17,168,255
Net change in unrealized appreciation (depreciation) on investments	508,109,374	(268,183,266)

Net increase (decrease) in net assets resulting from operations	470,841,316	(236,630,056)

Distributions to Shareholders
From net investment income
Class B	(0)+	(32,458)
Class C	(186)	(33,936,756)
From net realized gains
Class B	—	(14)
Class C	—	(14,346)

Net decrease in net assets resulting from distributions	(186)	(33,983,574)

Capital Share Transactions
Proceeds from shares sold
Class B	1,315,145	1,813,006
Class C	852,306,777	1,049,580,597
Net asset value of shares issued through dividend reinvestment
Class B	0 +	32,472
Class C	186	33,951,102
Cost of shares repurchased
Class B	(100,706)	(849,852)
Class C	(169,242,965)	(27,665,865)

Net increase in net assets from capital share transactions	684,278,437	1,056,861,460

Net Increase in Net Assets	1,155,119,567	786,247,830
Net assets at beginning of period	786,247,830	—

Net assets at end of period	$1,941,367,397	$786,247,830

Undistributed net investment income at end of period	$18,457,635	$52

*	For the period 4/28/08 (Commencement of operations) through 12/31/08.
+	Rounds to less than $0.50.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:

	Class B
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$6.17	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.13	0.14
Net realized/unrealized gain (loss) on investments	1.99	(3.69)

Total from investment operations	2.12	(3.55)

Less Distributions
Dividends from net investment income	(0.00)+	(0.28)
Distributions from net realized capital gains	—	(0.00)+

Total distributions	(0.00)+	(0.28)

Net Asset Value, End of Period	$8.29	$6.17

Total Return	34.36%	(35.45)%
Ratio of expenses to average net assets after reimbursement(c)	0.35%	0.35%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.36%	0.65%*
Ratio of net investment income to average net assets(e)	1.81%	2.37%*
Portfolio turnover rate	7.4%	4.6%
Net assets, end of period (in millions)	$2.4	$0.7

	Class C
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$6.14	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.09	0.23
Net realized/unrealized gain (loss) on investments	2.00	(3.81)

Total from investment operations	2.09	(3.58)

Less Distributions
Dividends from net investment income	(0.00)+	(0.28)
Distributions from net realized capital gains	—	(0.00)+

Total distributions	(0.00)+	(0.28)

Net Asset Value, End of Period	$8.23	$6.14

Total Return	34.04%	(35.78)%
Ratio of expenses to average net assets after reimbursement(c)	0.65%	0.65%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.66%	0.70%*
Ratio of net investment income to average net assets(e)	1.27%	4.65%*
Portfolio turnover rate	7.4%	4.6%
Net assets, end of period (in millions)	$1,938.9	$785.5

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”), which invest either in equity securities or fixed income securities, as applicable (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Manager for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,341,052	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Prior to November 12, 2009, the management fee for the Portfolio was 10 basis points. The management fee earned for the period January 1, 2009 through November 11, 2009 was $1,159,578.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009
		Subject to repayment until December 31,
Class B	Class C	2013	2014

0.35%	0.65%	$145,377	$100,715

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average net assets of the Portfolio attributable to its Class B and Class C Shares in respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio, attributable to its Class B and Class C Shares, respectively.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a

11

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments		Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class B

12/31/2009	120,688	188,614	0	+	(13,943)	174,671	295,359
04/28/2008-12/31/2008	—	214,278	5,315		(98,905)	120,688	120,688

Class C

12/31/2009	127,868,366	130,818,998	30		(23,153,646)	107,665,382	235,533,748
04/28/2008-12/31/2008	—	125,821,911	5,574,894		(3,528,439)	127,868,366	127,868,366

+ Rounds to less than 0.50 share.

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$—	$808,864,428	$—	$104,852,115

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,758,293,490	$239,926,107	$(55,795,663)	$184,130,444

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global

12

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Market, Credit and Counterparty Risk - continued

political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying Portfolios to credit risk, consist principally of cash due from counterparties and investments. The Underlying Portfolios restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009
American Funds Bond Fund (Class 1)	1,644,962	2,001,583	(131,285)	3,515,260
American Funds Global Bond Fund (Class 1)*	772,120	865,687	(86,445)	1,551,362
American Funds Global Small Capitalization Fund (Class 1)*	2,762,215	2,348,124	(787,317)	4,323,022
American Funds Growth Fund (Class 1)*	7,492,965	6,432,289	(1,214,860)	12,710,394
American Funds Growth-Income Fund (Class 1)*	14,170,572	14,515,064	(610,757)	28,074,879
American Funds High-Income Bond Fund (Class 1)	1,838,535	1,907,451	(164,240)	3,581,746
American Funds International Fund (Class 1)	4,114,756	4,477,720	(795,829)	7,796,647
American Funds New World Fund (Class 1)*	2,401,415	1,971,764	(487,805)	3,885,374
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	3,223,095	4,479,584	(318,686)	7,383,993

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2009. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain (Loss) on Investments during the period	Net Realized Gain on Capital Gain Distributions from Affiliates during the period	Income earned from affiliate during the period	Ending Value
American Funds Bond Fund (Class 1)	$(144,398)	$—	$1,103,162	$36,312,630
American Funds Global Bond Fund (Class 1)	(24,864)	—	266,646	17,949,263
American Funds Global Small Capitalization Fund (Class 1)	(6,221,594)	—	294,273	77,814,401
American Funds Growth Fund (Class 1)	(33,072,427)	—	4,287,972	590,397,813
American Funds Growth-Income Fund (Class 1)	(7,400,405)	—	13,458,993	880,708,962
American Funds High-Income Bond Fund (Class 1)	(226,860)	—	2,394,062	37,572,514
American Funds International Fund (Class 1)	(5,788,889)	566,583	1,971,845	133,868,430
American Funds New World Fund (Class 1)	(3,715,514)	—	1,105,604	77,862,887
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	182,494	120,047	2,799,339	89,937,034

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MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2009	2008	2009	2008	2009	2008

$186	$16,880,302	$—	$17,103,272	$186	$33,983,574

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$18,465,153	$—	$184,130,444	$(2,099,355)	$200,496,242

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total
$2,099,355	$2,099,355

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

14

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the American Funds Growth Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds Growth Allocation Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

15

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Growth Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day to day responsibility for managing the American Funds Growth Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Growth Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

19

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Growth Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-year and since-inception periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderately Aggressive Index, for the one-year period ended August 31, 2009. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly

20

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Growth Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board also noted that the Adviser was proposing a reduction to its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

21

MET INVESTORS SERIES TRUST

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

With respect to the American Funds Growth Allocation Portfolio, the Board noted that management was proposing that breakpoints be added to the Portfolio’s advisory fee. The Board noted that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio, including the proposed breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Met Investors Series Trust American Funds Growth Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

During the year ended December 31, 2009, the Portfolio had a return of 38.89% for Class C versus 26.46% for its benchmark, the S&P 500 Index1.

American Funds Growth Portfolio managed by

MetLife Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year
American Funds Growth Portfolio—Class C	38.89%	-4.76%	1.83%	0.60%
S&P 500 Index[1]	26.46%	-5.63%	0.42%	-0.95%

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio’s performance is based on the performance of the Master Fund for the period ended December 31, 2009 adjusted to reflect the Portfolio’s expenses for the period ended December 31, 2009 (including contractual expense waivers).

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

1

MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class C
Actual	0.66%	$1,000.00	$1,232.11	$3.71
Hypothetical	0.66%	1,000.00	1,021.88	3.36

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Investment Company Security - 100.1%
American Funds Growth Fund(a) (Cost - $305,252,675)	7,502,332	$348,483,337

Total Investments - 100.1% (Cost $305,252,675)		348,483,337

Other Assets And Liabilities (net) - (0.1)%		(226,856)

Net Assets - 100.0%		$348,256,481

(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Investment Company Security	$348,483,337	$—	$—	$348,483,337
TOTAL INVESTMENTS	$348,483,337	$—	$—	$348,483,337

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$348,483,337
Receivable for shares sold	692,952

Total assets	349,176,289

Liabilities
Payables for:
Investments purchased	580,321
Shares redeemed	112,631
Accrued Expenses:
Management fees	51,889
Distribution and service fees - Class C	155,352
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	8,030

Total liabilities	919,808

Net Assets	$348,256,481

Net Assets Represented by
Paid in surplus	$306,484,656
Accumulated net realized loss	(2,483,412)
Unrealized appreciation on investments	43,230,662
Undistributed net investment income	1,024,575

Net Assets	$348,256,481

Net Assets
Class C	$348,256,481

Capital Shares Outstanding
Class C	44,955,437

Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$7.75

(a)	Identified cost of investments was $305,252,675.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$2,250,611

Total investment income	2,250,611

Expenses
Administration fees	23,986
Deferred Expense Reimbursement	66,600
Custodian and accounting fees	22,301
Distribution and service fees - Class C	1,031,125
Audit and tax services	17,179
Legal	31,447
Trustees’ fees and expenses	21,139
Shareholder reporting	6,838
Insurance	799
Miscellaneous	4,622

Total expenses	1,226,036

Net investment income	1,024,575

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(2,426,782)

Net change in unrealized appreciation on investments	68,316,665

Net realized and unrealized gain on investments	65,889,883

Net Increase in Net Assets from Operations	$66,914,458

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,024,575	$753,517
Net realized gain (loss) on investments and capital gain distribution from Master Fund	(2,426,782)	1,890,642
Net change in unrealized appreciation (depreciation) on investments	68,316,665	(25,086,003)

Net increase (decrease) in net assets resulting from operations	66,914,458	(22,441,844)

Distributions to Shareholders
From net investment income
Class C	—	(2,720,585)
From net realized gains
Class C	—	—

Net decrease in net assets resulting from distributions	—	(2,720,585)

Capital Share Transactions
Proceeds from shares sold
Class C	245,787,492	95,320,579
Net asset value of shares issued through dividend reinvestment
Class C	—	2,720,585
Cost of shares repurchased
Class C	(32,935,863)	(4,388,341)

Net increase in net assets from capital share transactions	212,851,629	93,652,823

Net Increase in Net Assets	279,766,087	68,490,394
Net assets at beginning of period	68,490,394	—

Net assets at end of period	$348,256,481	$68,490,394

Undistributed net investment income at end of period	$1,024,575	$—

*	For the period 4/28/2008 (Commencement of operations) through 12/31/2008.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class C
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$5.58	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.04	0.15
Net realized/unrealized gain (loss) on investments	2.13	(4.34)

Total from investment operations	2.17	(4.19)

Less Distributions
Dividends from net investment income	—	(0.23)
Distributions from net realized capital gains	—	—

Total distributions	—	(0.23)

Net Asset Value, End of Period	$7.75	$5.58

Total Return	38.89%	(41.84)%
Ratio of expenses to average net assets after reimbursement	0.65%	0.65%*
Ratio of expenses to average net assets before reimbursement and rebates	0.65%	0.92%*
Ratio of net investment income to average net assets	0.55%	3.09%*
Portfolio turnover rate	1.4%	0.2%
Net assets, end of period (in millions)	$348.3	$68.5

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc. (“MetLife”).

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund are provided separately and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2009, the Portfolio owned approximately 1.39% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Income and capital gain distributions from the Master Fund are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Manager selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Manager is an

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MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

affiliate of MetLife. The Manager currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.75%	ALL

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Master Fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Expenses Deferred in
	2008	2009
	Subject to repayment until December 31,
Class C	2013	2014

0.65%	$66,600	$—

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amount was repaid to the Manager in accordance with the Expense Limitation Agreement during the period ended December 31, 2009:                 $66,600

Distribution Agreements and Plans - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average net assets of the Portfolio attributable to its Class C Shares in respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio, attributable to its Class C Shares.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class C

12/31/2009	12,277,510	37,562,711	—	(4,884,784)	32,677,927	44,955,437
4/28/08-12/31/2008	—	12,395,042	494,652	(612,184)	12,277,510	12,277,510

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$216,600,231	$—	$2,572,721

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$307,736,087	$43,230,662	$(2,483,412)	$40,747,250

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund in which the Portfolio invests its assets invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Master Fund to credit risk, consist principally of cash due from counterparties and investments. The Master Fund restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Master Fund’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2009	2008	2009	2008	2009	2008

$—	$991,370	$—	$1,729,215	$—	$2,720,585

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MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Income Tax Information - continued

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$1,032,093	$—	$40,747,250	$—	$41,779,343

9. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

10. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

11

MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the American Funds Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds Growth Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

13

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

14

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

15

MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds Growth Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 11-12, 2009 meeting for the American Funds Growth Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

16

MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Growth Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. The Board noted that the Portfolio commenced operations on April 28, 2008. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio slightly underperformed the median of its Performance Universe for the one-year and since inception periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its Lipper Index for the one-year and since inception periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-year period ended August 31, 2009. The Board also took into account management’s discussion of the Portfolio’s performance, including its improved more recent performance. Based on its review and taking into account the fact that the Portfolio had a limited performance history and the current size of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included

17

MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Growth Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted, however, that the Portfolio’s contractual management fees under the stand-by Advisory Agreement would be equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc. in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee

18

MET INVESTORS SERIES TRUST

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Growth Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

19

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Met Investors Series Trust American Funds International Portfolio Annual Report	December 31, 2009

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* Not all MetLife products offer eDelivery at this time. ** Your internet provider may impose fees for this service. L0210086208[0911]

Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds International Portfolio

During the year ended December 31, 2009, the Portfolio had a return of 42.56% for Class C versus 31.78% and 41.45% for its benchmarks, the MSCI EAFE Index1 and Morgan Stanley Capital International AC World (ex-U.S.) Index2.

American Funds International Portfolio managed by MetLife Advisers, LLC vs. MSCI EAFE Index1 and Morgan Stanley Capital International AC World (ex-U.S.) Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year
American Funds International Portfolio—Class C	42.56%	-0.71%	7.00%	1.61%
MSCI EAFE Index[1]	31.78%	-6.04%	3.54%	1.17%
Morgan Stanley Capital International AC World (ex-U.S.) Index[2]	41.45%	-3.49%	5.83%	2.71%

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2The Morgan Stanley Capital International AC World (ex-U.S.) Index (net) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio’s performance is based on the performance of the Master Fund for the period ended December 31, 2009 adjusted to reflect the Portfolio’s expenses for the period ended December 31, 2009 (including contractual expense waivers).

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

1

MET INVESTORS SERIES TRUST

American Funds International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class C
Actual	0.65%	$1,000.00	$1,240.85	$3.67
Hypothetical	0.65%	1,000.00	1,021.93	3.31

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

2

MET INVESTORS SERIES TRUST

American Funds International Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Investment Company Security - 100.0%
American Funds International Fund(a) (Cost - $169,424,558)	11,325,558	$194,459,825

Total Investments - 100.0% (Cost $169,424,558)		194,459,825

Other Assets And Liabilities (net) - 0.0%		(96,446)

Net Assets - 100.0%		$194,363,379

(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

3

MET INVESTORS SERIES TRUST

American Funds International Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Investment Company Security	$194,459,825	$—	$—	$194,459,825
TOTAL INVESTMENTS	$194,459,825	$—	$—	$194,459,825

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds International Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$194,459,825
Receivable for shares sold	325,939
Receivable from Manager	6,258

Total assets	194,792,022

Liabilities
Payables for:
Investments purchased	320,428
Shares redeemed	5,511
Accrued Expenses:
Administration fees	2,000
Distribution and service fees - Class C	87,289
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	3,830

Total liabilities	428,643

Net Assets	$194,363,379

Net Assets Represented by
Paid in surplus	$170,100,899
Accumulated net realized loss	(2,714,417)
Unrealized appreciation on investments	25,035,267
Undistributed net investment income	1,941,630

Net Assets	$194,363,379

Net Assets
Class C	$194,363,379

Capital Shares Outstanding
Class C	23,876,725

Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$8.14

(a)	Identified cost of investments was $169,424,558.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$2,703,666

Total investment income	2,703,666

Expenses
Administration fees	23,985
Custodian and accounting fees	25,301
Distribution and service fees - Class C	644,800
Audit and tax services	17,179
Legal	43,447
Trustees’ fees and expenses	21,139
Shareholder reporting	9,616
Insurance	1,063
Miscellaneous	6,115

Total expenses	792,645
Less expenses reimbursed by the Manager	(30,609)

Net expenses	762,036

Net investment income	1,941,630

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(3,036,813)
Capital gain distributions from Underlying Portfolios	1,423,063

Net realized loss on investments	(1,613,750)

Net change in unrealized appreciation on investments	44,540,507

Net realized and unrealized gain on investments	42,926,757

Net Increase in Net Assets from Operations	$44,868,387

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,941,630	$1,365,615
Net realized gain (loss) on investments and capital gain distribution from Master Fund	(1,613,750)	1,114,528
Net change in unrealized appreciation (depreciation) on investments	44,540,507	(19,505,240)

Net increase (decrease) in net assets resulting from operations	44,868,387	(17,025,097)

Distributions to Shareholders
From net investment income
Class C	—	(3,597,911)
From net realized gains
Class C	(14)	(1,157)

Net decrease in net assets resulting from distributions	(14)	(3,599,068)

Capital Share Transactions
Proceeds from shares sold
Class C	112,156,528	78,256,528
Net asset value of shares issued through dividend reinvestment
Class C	14	3,599,068
Cost of shares repurchased
Class C	(17,314,731)	(6,578,236)

Net increase in net assets from capital share transactions	94,841,811	75,277,360

Net Increase in Net Assets	139,710,184	54,653,195
Net assets at beginning of period	54,653,195	—

Net assets at end of period	$194,363,379	$54,653,195

Undistributed net investment income at end of period	$1,941,630	$—

*	For the period 4/28/2008 (Commencement of operations) through 12/31/2008.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds International Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:

	Class C
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$5.71	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.12	0.31
Net realized/unrealized gain (loss) on investments	2.31	(4.20)

Total from investment operations	2.43	(3.89)

Less Distributions
Dividends from net investment income	—	(0.40)
Distributions from net realized capital gains	(0.00)+	(0.00)+

Total distributions	(0.00)+	(0.40)

Net Asset Value, End of Period	$8.14	$5.71

Total Return	42.56%	(38.86)%
Ratio of expenses to average net assets after reimbursement	0.65%	0.65%*
Ratio of expenses to average net assets before reimbursement and rebates	0.68%	0.85%*
Ratio of net investment income to average net assets	1.66%	6.43%*
Portfolio turnover rate	2.5%	7.9%
Net assets, end of period (in millions)	$194.4	$54.7

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds International Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds International Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc. (“MetLife”).

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the International Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund are provided separately and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2009, the Portfolio owned approximately 2.09% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Income and capital gain distributions from the Master Fund are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision

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MET INVESTORS SERIES TRUST

American Funds International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Manager selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Manager is an affiliate of MetLife. The Manager currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.90%	ALL

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Master Fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Expenses Deferred in
	2008	2009
	Subject to repayment until December 31,
Class C	2013	2014

0.65%	$44,363	$30,609

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average net assets of the Portfolio attributable to its Class C Shares in respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio, attributable to its Class C Shares.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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MET INVESTORS SERIES TRUST

American Funds International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class C

12/31/2009	9,573,092	16,824,923	3	(2,521,293)	14,303,633	23,876,725
4/28/2008-12/31/2008	—	9,816,178	629,208	(872,294)	9,573,092	9,573,092

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$100,374,094	$—	$2,928,598

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$172,751,625	$21,708,200	$—	$21,708,200

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund in which the Portfolio invests its assets invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Master Fund to credit risk, consist principally of cash due from counterparties and investments. The Master Fund restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Master Fund’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

American Funds International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2009	2008	2009	2008	2009	2008

$—	$1,628,706	$14	$1,970,362	$14	$3,599,068

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$1,949,148	$612,650	$21,708,200	$—	$24,269,998

9. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

10. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

11

MET INVESTORS SERIES TRUST

American Funds International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the American Funds International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds International Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

13

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

14

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

15

MET INVESTORS SERIES TRUST

American Funds International Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds International Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 11-12, 2009 meeting for the American Funds International Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

16

MET INVESTORS SERIES TRUST

American Funds International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds International Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. The Board noted that the Portfolio commenced operations on April 28, 2008. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-year and since-inception periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-year period ended August 31, 2009. Based on its review and taking into account the fact that the Portfolio had a limited performance history and the current size of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included

17

MET INVESTORS SERIES TRUST

American Funds International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds International Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted, however, that the Portfolio’s contractual management fees under the stand-by Advisory Agreement would be slightly below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc. in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee

18

MET INVESTORS SERIES TRUST

American Funds International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds International Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

19

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Met Investors Series Trust American Funds Moderate Allocation Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the American Funds Moderate Allocation Portfolio had a return of 23.90% and 23.40% for Class B and C Shares, respectively, versus 23.79% for its benchmark, the Dow Jones Moderate Index1.

Market Environment/Conditions

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate topped 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the, US government applied a two-pronged approach: the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital US Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index4 returned 31.8% during 2009.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio Review/Current Positioning

The American Funds Moderate Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes to add value and control risk over the long term. The Portfolio strives to achieve its objectives through investment in the various funds of the American Funds Insurance Series (AFIS). Although the Portfolio’s broad asset allocation goal of 50% to fixed income and 50% to equities did not change, there were several very modest changes to the narrower asset class goals during the course of the year. This included the elimination of a formal goal for cash—although we still expect the Portfolio will hold some residual cash through the underlying portfolios—and a slight reduction in the goals for the riskier, non-core fixed income securities, such as high-yield bonds. To achieve these new asset class goals and to improve the overall diversification of the Portfolio, several minor adjustments to the underlying portfolio targets were made as part of the May 1, 2009 restructuring.

In contrast to 2008 when risk was shunned, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. Thus, with a 50% goal for common stocks, the underlying equity portfolios were a significant contributor to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in “spread” products (including investment grade corporate bonds, mortgage backed securities, and high yield securities) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index.

Even with a significant holding of cash (ranging from 5% to 10%) in the underlying equity portfolios for most of the year, the underlying equity portfolios had strong performance and contributed to both relative and absolute performance. A modest overall tilt to growth style stocks and a slight overweight to foreign securities relative to its target also helped the Portfolio’s relative performance. Within foreign equities, the Portfolio’s exposure to small cap foreign stocks and emerging market stocks through the AFIS Global Small Capitalization Fund and the AFIS New World Fund was a key contributor as these segments both significantly outperformed the return of large foreign stocks from developed counties as represented by the MSCI EAFE Index. The AFIS Growth Fund’s good performance for the year was driven by both good sector weightings and solid stock selection. Within the Energy sector, it underweighted the sluggish energy giant Exxon Mobil and held Canadian oil producer Pacific Rubiales Corp., which rose over 500% during the year. The AFIS Growth—Income Fund also had strong performance due primarily to advantageous sector weightings: overweighting the strong Consumer Discretionary and Information Technology sectors and the relatively weak Consumer Staples and Financial Services sectors.

1

MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

While high yield bond exposure was slightly below its target allocation of 6%, the Portfolio’s overall exposure to credit based bonds (also including investment grade corporate bonds) helped relative performance. Among the fixed income underlying portfolios, the 2009 returns were directly related to the level of credit exposure: the higher the credit exposure and less held in the safety of U.S. Treasury Securities, the better the performance. AFIS High-Income Bond Fund was the best absolute performer among the underlying bond portfolios, while the AFIS U.S. Government/AAA Rated Securities Fund posted a nearly flat return in response to the rise in treasury yields.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009
Top Holdings

Percent of Net Assets
American Funds Growth-Income Fund (Class 1)	35.2%
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	22.9%
American Funds Bond Fund (Class 1)	14.5%
American Funds Growth Fund (Class 1)	10.4%
American Funds High-Income Bond Fund (Class 1)	8.0%
American Funds International Fund (Class 1)	6.1%
American Funds Global Small Capitalization Fund (Class 1)	1.0%
American Funds New World Fund (Class 1)	1.0%
American Funds Global Bond Fund (Class 1)	1.0%

2

MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

American Funds Moderate Allocation Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return (for the year ended 12/31/09)[2]
	1 Year	Since Inception[3]
American Funds Moderate Allocation Portfolio—Class B	23.90%	-2.24%
Class C	23.40%	-2.55%
Dow Jones Moderate Index[1]	23.79%	-3.36%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B and Class C shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class B(a)(b)
Actual	0.75%	$1,000.00	$1,145.70	$4.06
Hypothetical	0.75%	1,000.00	1,021.42	3.82

Class C(a)(b)
Actual	1.05%	$1,000.00	$1,143.70	$5.67
Hypothetical	1.05%	1,000.00	1,019.91	5.35

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Investment Company Securities - 100.1%
American Funds Bond Fund (Class 1)(a)	22,062,421	$227,904,803
American Funds Global Bond Fund (Class 1)(a)	1,298,217	15,020,367
American Funds Global Small Capitalization Fund (Class 1)(a)	901,763	16,231,742
American Funds Growth Fund (Class 1)(a)	3,530,565	163,994,762
American Funds Growth-Income Fund (Class 1)(a)	17,684,535	554,763,862
American Funds High-Income Bond Fund (Class 1)(a)	11,981,642	125,687,426
American Funds International Fund (Class 1)(a)	5,573,989	95,705,392
American Funds New World Fund (Class 1)(a)	809,966	16,231,718
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)(a)	29,666,554	361,338,628

Total Investment Company Securities (Cost $1,427,314,106)		1,576,878,700

Total Investments - 100.1% (Cost $1,427,314,106)		1,576,878,700

Other Assets And Liabilities (net) - (0.1)%		(822,011)

Net Assets - 100.0%		$1,576,056,689

(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$1,576,878,700	$—	$—	$1,576,878,700
TOTAL INVESTMENTS	$1,576,878,700	$—	$—	$1,576,878,700

See accompanying notes to financial statements.

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American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$1,576,878,700
Receivable for shares sold	909,985
Receivable from Manager	10,292

Total assets	1,577,798,977

Liabilities
Payables for:
Investments purchased	875,511
Shares redeemed	34,474
Accrued Expenses:
Management fees	96,838
Distribution and service fees - Class B	133
Distribution and service fees - Class C	714,583
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	9,164

Total liabilities	1,742,288

Net Assets	$1,576,056,689

Net Assets Represented by
Paid in surplus	$1,428,402,095
Accumulated net realized loss	(31,038,274)
Unrealized appreciation on investments	149,564,594
Undistributed net investment income	29,128,274

Net Assets	$1,576,056,689

Net Assets
Class B	$667,224

Class C	1,575,389,465

Capital Shares Outstanding
Class B	71,916

Class C	170,631,449

Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.28

Class C	9.23

(a)	Identified cost of investments was $1,427,314,106.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$33,966,089

Total investment income	33,966,089

Expenses
Management fees	919,275
Administration fees	23,985
Custodian and accounting fees	25,301
Distribution and service fees - Class B	930
Distribution and service fees - Class C	5,337,187
Audit and tax services	17,179
Legal	44,299
Trustees’ fees and expenses	21,139
Shareholder reporting	69,117
Insurance	8,350
Miscellaneous	3,700

Total expenses	6,470,462
Less expenses reimbursed by the Manager	(162,910)

Net expenses	6,307,552

Net investment income	27,658,537

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(28,894,579)
Capital gain distributions from Underlying Portfolios	2,159,318

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(26,735,261)

Net change in unrealized appreciation on investments	225,268,605

Net realized and unrealized gain on investments	198,533,344

Net Increase in Net Assets from Operations	$226,191,881

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$27,658,537	$12,810,203
Net realized gain (loss) on investments and capital gains from Underlying Portfolios	(26,735,261)	293,520
Net change in unrealized appreciation (depreciation) on investments	225,268,605	(75,704,011)

Net increase (decrease) in net assets resulting from operations	226,191,881	(62,600,288)

Distributions to Shareholders
From net investment income
Class B	—	(3,519)
Class C	—	(16,002,152)
From net realized gains
Class B	—	(3)
Class C	—	(14,308)

Net decrease in net assets resulting from distributions	—	(16,019,982)

Capital Share Transactions
Proceeds from shares sold
Class B	567,805	1,102,862
Class C	959,957,441	545,471,962
Net asset value of shares issued through dividend reinvestment
Class B	—	3,522
Class C	—	16,016,460
Cost of shares repurchased
Class B	(94,618)	(912,370)
Class C	(59,997,632)	(33,630,354)

Net increase in net assets from capital share transactions	900,432,996	528,052,082

Net Increase in Net Assets	1,126,624,877	449,431,812
Net assets at beginning of period	449,431,812	—

Net assets at end of period	$1,576,056,689	$449,431,812

Undistributed net investment income at end of period	$29,128,274	$—

*	For the period 4/28/08 (Commencement of operations) through 12/31/08.

See accompanying notes to financial statements.

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American Funds Moderate Allocation Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class B
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$7.49	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.28	0.11
Net realized/unrealized gain (loss) on investments	1.51	(2.34)

Total from investment operations	1.79	(2.23)

Less Distributions
Dividends from net investment income	—	(0.28)
Distributions from net realized capital gains	—	(0.00)+

Total distributions	—	(0.28)

Net Asset Value, End of Period	$9.28	$7.49

Total Return	23.90%	(22.30)%
Ratio of expenses to average net assets after reimbursement(c)	0.35%	0.35%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.37%	0.85%*
Ratio of net investment income to average net assets(e)	3.32%	1.75%*
Portfolio turnover rate	13.6%	12.8%
Net assets, end of period (in millions)	$0.7	$0.1

	Class C
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$7.48	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.24	0.49
Net realized/unrealized gain (loss) on investments	1.51	(2.73)

Total from investment operations	1.75	(2.24)

Less Distributions
Dividends from net investment income	—	(0.28)
Distributions from net realized capital gains	—	(0.00)+

Total distributions	—	(0.28)

Net Asset Value, End of Period	$9.23	$7.48

Total Return	23.40%	(22.40)%
Ratio of expenses to average net assets after reimbursement(c)	0.65%	0.65%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.67%	0.70%*
Ratio of net investment income to average net assets(e)	2.85%	8.74%*
Portfolio turnover rate	13.6%	12.8%
Net assets, end of period (in millions)	$1,575.4	$449.3

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”), which invest either in equity securities or fixed income securities, as applicable (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Manager for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

11

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$919,275	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Prior to November 12, 2009, the management fee for the Portfolio was 10 basis points. The management fee earned for the period January 1, 2009 through November 11, 2009 was $765,042.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009
		Subject to repayment until December 31,
Class B	Class C	2013	2014

0.35%	0.65%	$79,192	$162,910

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class C Shares in respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio, attributable to its Class B and Class C Shares, respectively.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class B

12/31/2009	13,369	69,590	—	(11,043)	58,547	71,916
04/28/2008-12/31/2008	—	112,605	472	(99,708)	13,369	13,369

Class C

12/31/2009	60,077,943	117,777,308	—	(7,223,802)	110,553,506	170,631,449
04/28/2008-12/31/2008	—	61,995,367	2,149,861	(4,067,285)	60,077,943	60,077,943

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$1,063,259,663	$—	$132,439,086

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,457,430,455	$151,661,807	$(32,213,562)	$119,448,245

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to

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Notes to Financial Statements—December 31, 2009—(Continued)

7. Market, Credit and Counterparty Risk - continued

counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying Portfolios to credit risk, consist principally of cash due from counterparties and investments. The Underlying Portfolios restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009
American Funds Bond Fund (Class 1)*	4,727,692	17,444,213	(109,484)	22,062,421
American Funds Global Bond Fund (Class1)	2,657,742	2,125,894	(3,485,419)	1,298,217
American Funds Global Small Capitalization Fund (Class 1)	792,403	923,681	(814,321)	901,763
American Funds Growth Fund (Class 1)	1,604,824	2,573,893	(648,152)	3,530,565
American Funds Growth-Income Fund (Class 1)	5,520,650	12,518,530	(354,645)	17,684,535
American Funds High-Income Bond Fund (Class 1)*	5,820,787	9,299,798	(3,138,943)	11,981,642
American Funds International Fund (Class 1)	1,562,442	4,491,232	(479,685)	5,573,989
American Funds New World Fund (Class 1)	684,337	764,776	(639,147)	809,966
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)*	8,524,649	21,472,127	(330,222)	29,666,554

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2009. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain (Loss) on Investments during the period	Capital Gain Distributions from Affiliates during the period	Income earned from Affiliates during the period	Ending Value
American Funds Bond Fund (Class 1)	$(170,930)	$—	$6,505,965	$227,904,803
American Funds Global Bond Fund (Class1)	(902,052)	—	212,062	15,020,367
American Funds Global Small Capitalization Fund (Class 1)	(1,540,018)	—	60,369	16,231,742
American Funds Growth Fund (Class 1)	(11,776,398)	—	1,108,463	163,994,762
American Funds Growth-Income Fund (Class 1)	(4,427,757)	—	7,988,821	554,763,862
American Funds High-Income Bond Fund (Class 1)	(6,752,108)	—	7,629,856	125,687,426
American Funds International Fund (Class 1)	(1,878,004)	313,602	1,345,631	95,705,392
American Funds New World Fund (Class 1)	(1,606,714)	—	218,902	16,231,718
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	159,402	375,979	10,365,757	361,338,628

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MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2009	2008	2009	2008	2009	2008

$—	$13,274,050	$—	$2,745,932	$—	$16,019,982

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$29,135,792	$—	$119,448,245	$(921,925)	$147,662,112

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dated by the Portfolio were as follows:

Expiring 12/31/2017	Total

$921,925	$921,925

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the American Funds Moderate Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds Moderate Allocation Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Moderate Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day to day responsibility for managing the American Funds Moderate Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Moderate Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Moderate Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-year and since-inception periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended August 31, 2009. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly

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MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Moderate Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median and equal to the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board also noted that the Adviser was proposing a reduction to its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

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MET INVESTORS SERIES TRUST

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

With respect to the American Funds Moderate Allocation Portfolio, the Board noted that management was proposing that breakpoints be added to the Portfolio’s advisory fee. The Board noted that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio, including the proposed breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Managed by Batterymarch Financial Management, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Batterymarch Growth and Income Portfolio had a return of 21.90% for Class A Shares, versus 26.46% for its benchmark, the S&P 500 Index1.

Market Environment / Conditions

Investor questions about the condition of the US financial system and the impact of government intervention led to broad declines early in the reporting period. Market volatility reached near record highs, and sentiment and government intervention continued to distort long term equity values. The decline persisted into March of 2009, making it one of the most dramatic declines in market history.

A rebound was sparked in early March with financial stocks leading the pack. From the start of the reversal rally in mid-March 2009 through much of the next two quarters, deep value, lower-quality names with high debt levels and poor prior performance rebounded sharply, outperforming more fundamentally sound stocks by huge margins. The early part of the rally was narrow in breadth, with only deep value measures such as price-to-book being predictive.

We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. Thus while we muted our active positions during the rally to manage risk exposures, we continued to adhere to our investment philosophy of investing in stocks which rank well across a range of dimensions including not only value, but growth, cash flow, technicals and expectations. At the same time we worked to enhance our process to address sustainable market shifts.

Unlike in the period from mid-March through September when stock performance was driven by deep value and price reversals, the market began to gradually broaden out across sectors and dimensions during the fourth quarter. This return to more fundamentally-driven markets appears to have started with small cap stocks and by year end had begun to extend into the larger cap segment of the market.

Portfolio Review / Current Positioning

As of the end of the first quarter of the calendar year, relative performance was strongly ahead of the benchmark. However, from the start of the reversal rally in mid March through the third quarter, Batterymarch’s preference for high quality stocks that score well across a range of fundamental dimensions struggled. Investors rewarded deep value to the exclusion of everything else, which is contrary to our stock selection model based on a range of fundamental measures. Only certain value measures were predictive. Many others were perverse.

In this period, risk controls (i.e. diversification and modest sector bets) were less effective than one would traditionally expect given the extraordinarily broad range of stock returns.

In the final quarter of the year, we saw Batterymarch’s process again adding value as broader measures of stock selection become predictive. Relative performance in this final quarter was much improved, although performance for the full calendar year still lagged the benchmark.

Stock selection was the primary detractor from relative performance for the year, especially in the retail industry. Underweighting Amazon.com, Inc., which returned over 162% in the benchmark for the year, was the biggest detractor in that sector. Stock selection also detracted significantly in the software & services industry. Holding a non-benchmark name, Endo Pharmaceutical Holdings, Inc. was the largest detractor overall at the stock level given its negative absolute return for the period held. From an allocation perspective, an underweight to materials detracted, given that sector’s strong return in the benchmark overall.

The greatest contributor to relative performance for the year was stock selection in the materials and energy sectors. Overweighting technology, which had the highest absolute return in the benchmark for the year, also contributed. Owning Seagate Technology in that sector, a non-benchmark name, was the greatest contributor at the stock level returning approximately 140% for the period held.

As of the end of the period, the portfolio remained broadly diversified and attractively valued as compared to the benchmark, with a lower one-year forward P/E (price to earnings) ratio than the benchmark (12.7X vs. 14.0X) and a strong two-year forward earnings per share growth rate comparable to the benchmark (25.8% vs. 25.9%). Technology and health care were the most overweight sectors, while consumer staples and financials-banks were underweighted.

Yu-Nien (Charles) Ko, CFA and Stephen A. Lanzendorf, CFA

Senior Portfolio Managers and Co-Directors of the U.S. Investment team

Batterymarch Financial Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct

1

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Managed by Batterymarch Financial Management, Inc.

Portfolio Manager Commentary* (continued)

investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Exxon Mobil Corp.	2.9%
Microsoft Corp.	2.7%
International Business Machines Corp.	2.6%
Apple, Inc.	2.3%
Hewlett-Packard Co.	1.9%
Chevron Corp.	1.9%
Procter & Gamble Co. (The)	1.9%
Pfizer, Inc.	1.7%
AT&T, Inc.	1.7%
Cisco Systems, Inc.	1.6%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	22.6%
Technology	16.1%
Financials	12.9%
Communications	9.9%
Energy	9.6%
Industrials	8.1%
Cyclical	7.8%
Short-Term Investments	6.8%
Utilities	3.1%
Basic Materials	3.1%

2

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Batterymarch Growth and Income Portfolio managed by

Batterymarch Financial Management, Inc. vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year
Batterymarch Growth and Income Portfolio—Class A	21.90%	-6.02%	-0.68%	-2.46%
S&P 500 Index[1]	26.46%	-5.63%	0.42%	-0.95%

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

Inception of Class A shares is 5/16/83. Index returns are based on an inception date of 5/16/83. On May 1, 2006, the assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio. The historical performance prior to this period is the performance of the Portfolio’s predecessor insurance company separate account managed by an entity which became an affiliate of the Advisor in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account’s performance reflects all expenses including Contract charges since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio’s performance will not reflect Contract charges. If Contract charges had been excluded from the performance calculations, the performance numbers would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.65%	$1,000.00	$1,209.80	$3.62
Hypothetical	0.65%	1,000.00	1,021.93	3.31

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 99.6%
Aerospace & Defense - 3.0%
Boeing Co. (The)	12,741	$689,670
General Dynamics Corp.	19,916	1,357,674
Honeywell International, Inc.	14,666	574,907
Lockheed Martin Corp.	21,063	1,587,097
Northrop Grumman Corp.	13,600	759,560
Raytheon Co.	31,916	1,644,312
United Technologies Corp.	19,341	1,342,459

		7,955,679

Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	9,800	575,554
FedEx Corp.	4,900	408,905
United Parcel Service, Inc. - Class B	11,210	643,118

		1,627,577

Airlines - 0.4%
Delta Air Lines, Inc.*	82,200	935,436

Automobiles - 0.4%
Ford Motor Co.*	111,850	1,118,500

Beverages - 2.3%
Coca-Cola Co.	57,250	3,263,250
Coca-Cola Enterprises, Inc.	50,630	1,073,356
PepsiCo, Inc.	26,092	1,586,394

		5,923,000

Biotechnology - 1.7%
Amgen, Inc.*	32,241	1,823,874
Celgene Corp.*	8,500	473,280
Cephalon, Inc.*(a)	20,100	1,254,441
Gilead Sciences, Inc.*	18,426	797,477

		4,349,072

Building Products - 0.2%
Masco Corp.	42,700	589,687

Capital Markets - 3.5%
Affiliated Managers Group, Inc.*(a)	9,900	666,765
AllianceBernstein Holding LP	18,100	508,610
Ameriprise Financial, Inc.	37,382	1,451,169
Bank of New York Mellon Corp.	22,187	620,570
Blackstone Group LP (The)	30,400	398,848
Goldman Sachs Group, Inc. (The)	12,111	2,044,821
Morgan Stanley	46,712	1,382,675
State Street Corp.	14,790	643,957
TD Ameritrade Holding Corp.*	44,768	867,604
Waddell & Reed Financial, Inc. - Class A	15,900	485,586

		9,070,605

Chemicals - 1.0%
Dow Chemical Co. (The)	40,700	1,124,541
E.I. du Pont de Nemours & Co.	17,196	578,990
Monsanto Co.	9,939	812,513

		2,516,044

Security Description	Shares	Value

Commercial & Professional Services - 0.2%
Brink’s Co. (The)	11,000	$267,740
R.R. Donnelley & Sons Co.	6,500	144,755

		412,495

Commercial Banks - 2.9%
Bank of Montreal	21,300	1,130,604
BOK Financial Corp.	5,000	237,600
Commerce Bancshares, Inc.	9,500	367,840
Credicorp, Ltd.	10,620	817,953
M&T Bank Corp.	14,800	989,972
Royal Bank of Canada	14,148	757,625
U.S. Bancorp	45,879	1,032,736
Wells Fargo & Co.	81,044	2,187,378

		7,521,708

Communications Equipment - 2.5%
Cisco Systems, Inc.*	178,364	4,270,034
Motorola, Inc.*	107,400	833,424
QUALCOMM, Inc.	30,852	1,427,214

		6,530,672

Computers & Peripherals - 8.5%
Apple, Inc.*	28,242	5,955,108
Dell, Inc.*	76,704	1,101,469
EMC Corp.*	64,400	1,125,068
Hewlett-Packard Co.	95,856	4,937,543
International Business Machines Corp.	51,835	6,785,202
SanDisk Corp.*	29,700	861,003
Seagate Technology	86,800	1,578,892

		22,344,285

Construction & Engineering - 0.5%
Foster Wheeler AG*	20,100	591,744
KBR, Inc.	35,500	674,500

		1,266,244

Consumer Finance - 1.1%
American Express Co.	23,950	970,454
AmeriCredit Corp.*(a)	42,600	811,104
Capital One Financial Corp.	26,720	1,024,445

		2,806,003

Containers & Packaging - 0.0%
Pactiv Corp.*	4,700	113,458

Diversified Consumer Services - 0.2%
ITT Educational Services, Inc.*(a)	4,536	435,275

Diversified Financial Services - 2.6%
Bank of America Corp.	161,187	2,427,476
Citigroup, Inc.	141,920	469,755
JPMorgan Chase & Co.	95,703	3,987,944

		6,885,175

Diversified Telecommunication Services - 3.1%
AT&T, Inc.	159,223	4,463,021
Verizon Communications, Inc.	107,095	3,548,057

		8,011,078

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Electric Utilities - 0.8%
DPL, Inc.	34,600	$954,960
Exelon Corp.	10,560	516,067
Pinnacle West Capital Corp.	14,000	512,120

		1,983,147

Electrical Equipment - 0.2%
Emerson Electric Co.	13,900	592,140

Electronic Equipment, Instruments & Components - 0.4%
Flextronics International, Ltd.*	92,000	672,520
Tech Data Corp.*	9,300	433,938

		1,106,458

Energy Equipment & Services - 1.6%
National-Oilwell Varco, Inc.	16,030	706,762
Noble Corp.	29,800	1,212,860
Oil States International, Inc.*(a)	23,800	935,102
Schlumberger, Ltd.	21,486	1,398,524

		4,253,248

Food & Staples Retailing - 2.6%
Costco Wholesale Corp.	7,327	433,539
CVS Caremark Corp.	41,620	1,340,580
Kroger Co. (The)	67,540	1,386,596
Wal-Mart Stores, Inc.	55,995	2,992,933
Walgreen Co.	19,400	712,368

		6,866,016

Food Products - 1.7%
Archer-Daniels-Midland Co.	26,200	820,322
Dean Foods Co.*	50,790	916,252
Del Monte Foods Co.	75,910	860,819
General Mills, Inc.	11,500	814,315
Hormel Foods Corp.	7,800	299,910
Kraft Foods, Inc. - Class A	24,100	655,038

		4,366,656

Gas Utilities - 0.9%
AGL Resources, Inc.	28,700	1,046,689
Atmos Energy Corp.	16,700	490,980
Energen Corp.	19,900	931,320

		2,468,989

Health Care Equipment & Supplies - 2.1%
Baxter International, Inc.	18,400	1,079,712
C.R. Bard, Inc.	6,200	482,980
Covidien Plc	22,776	1,090,743
Hospira, Inc.*	24,100	1,229,100
Medtronic, Inc.	39,500	1,737,210

		5,619,745

Health Care Providers & Services - 2.8%
Aetna, Inc.	42,500	1,347,250
AmerisourceBergen Corp.	28,200	735,174
Coventry Health Care, Inc.*	27,990	679,877
Humana, Inc.*	9,500	416,955
McKesson Corp.	11,900	743,750

Security Description	Shares	Value

Health Care Providers & Services - continued
Medco Health Solutions, Inc.*	13,800	$881,958
UnitedHealth Group, Inc.	46,075	1,404,366
WellPoint, Inc.*	19,200	1,119,168

		7,328,498

Hotels, Restaurants & Leisure - 1.3%
McDonald’s Corp.	21,958	1,371,058
Starbucks Corp.*	85,220	1,965,173

		3,336,231

Household Durables - 1.1%
Garmin, Ltd.(a)	41,249	1,266,344
Jarden Corp.	13,900	429,649
Leggett & Platt, Inc.	36,990	754,596
Newell Rubbermaid, Inc.	35,340	530,454

		2,981,043

Household Products - 2.5%
Colgate-Palmolive Co.	9,460	777,139
Kimberly-Clark Corp.	15,000	955,650
Procter & Gamble Co. (The)	80,162	4,860,222

		6,593,011

Independent Power Producers & Energy Traders - 0.6%
AES Corp. (The)*	44,700	594,957
Constellation Energy Group, Inc.	27,400	963,658

		1,558,615

Industrial Conglomerates - 2.2%
3M Co.	14,061	1,162,423
General Electric Co.	224,904	3,402,797
Tyco International, Ltd.*	37,100	1,323,728

		5,888,948

Insurance - 2.4%
Aflac, Inc.	30,740	1,421,725
Allstate Corp. (The)	31,100	934,244
American Financial Group, Inc.	33,100	825,845
Genworth Financial, Inc. - Class A*	45,000	510,750
Progressive Corp. (The)*	39,600	712,404
Prudential Financial, Inc.	17,100	850,896
Travelers Cos., Inc. (The)	18,700	932,382

		6,188,246

Internet & Catalog Retail - 0.6%
Amazon.com, Inc.*	3,300	443,916
Expedia, Inc.*(a)	45,000	1,156,950

		1,600,866

Internet Software & Services - 1.4%
eBay, Inc.*	27,400	644,996
Google, Inc. - Class A*	4,700	2,913,906

		3,558,902

IT Services - 2.4%
Accenture Plc - Class A	18,300	759,450
Broadridge Financial Solutions, Inc.	17,900	403,824

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

IT Services - continued
Cognizant Technology Solutions Corp. - Class A*	15,500	$702,150
Computer Sciences Corp.*	32,400	1,863,972
Hewitt Associates, Inc. - Class A*(a)	26,400	1,115,664
Lender Processing Services, Inc.	15,600	634,296
SAIC, Inc.*(a)	24,080	456,075
Western Union Co. (The)	25,441	479,563

		6,414,994

Life Sciences Tools & Services - 0.3%
Life Technologies Corp.*	15,000	783,450

Machinery - 0.6%
Illinois Tool Works, Inc.	19,300	926,207
Joy Global, Inc.	12,176	628,160

		1,554,367

Media - 2.6%
Comcast Corp. - Class A	96,804	1,632,115
Gannett Co., Inc.(a)	35,000	519,750
News Corp. - Class A	66,600	911,754
Time Warner Cable, Inc.	28,250	1,169,268
Time Warner, Inc.	19,645	572,455
Viacom, Inc. - Class B*	30,200	897,846
Walt Disney Co. (The)(a)	35,730	1,152,293

		6,855,481

Metals & Mining - 1.5%
AK Steel Holding Corp.(a)	38,400	819,840
Freeport-McMoRan Copper & Gold, Inc.*	14,300	1,148,147
Steel Dynamics, Inc.	70,825	1,255,019
Yamana Gold, Inc.	55,950	636,711

		3,859,717

Multi-Utilities - 1.0%
Integrys Energy Group, Inc.(a)	17,900	751,621
NSTAR(a)	8,400	309,120
Public Service Enterprise Group, Inc.	28,210	937,982
TECO Energy, Inc.	47,400	768,828

		2,767,551

Multiline Retail - 1.4%
Dollar Tree, Inc.*(a)	13,200	637,560
Family Dollar Stores, Inc.	50,700	1,410,981
Kohl’s Corp.*	5,400	291,222
Target Corp.	26,517	1,282,627

		3,622,390

Office Electronics - 0.2%
Xerox Corp.(a)	71,800	607,428

Oil, Gas & Consumable Fuels - 8.7%
Alpha Natural Resources, Inc.*	7,300	316,674
Anadarko Petroleum Corp.	10,490	654,786
Apache Corp.	17,500	1,805,475

Security Description	Shares	Value

Oil, Gas & Consumable Fuels - continued
Chevron Corp.	63,439	$4,884,169
ConocoPhillips Co.	59,058	3,016,092
Devon Energy Corp.	8,075	593,512
Exxon Mobil Corp.	111,426	7,598,139
Marathon Oil Corp.	26,000	811,720
Occidental Petroleum Corp.	19,466	1,583,559
Peabody Energy Corp.	33,240	1,502,780

		22,766,906

Paper & Forest Products - 0.8%
International Paper Co.	81,860	2,192,211

Pharmaceuticals - 7.6%
Abbott Laboratories	27,579	1,488,990
Bristol-Myers Squibb Co.	100,375	2,534,469
Eli Lilly & Co.	18,276	652,636
Endo Pharmaceuticals Holdings, Inc.*(a)	58,000	1,189,580
Johnson & Johnson	51,654	3,327,034
Merck & Co., Inc.	103,904	3,796,652
Mylan, Inc.*(a)	34,400	633,992
Pfizer, Inc.	251,626	4,577,077
Watson Pharmaceuticals, Inc.*	44,000	1,742,840

		19,943,270

Real Estate Investment Trusts (REITs) - 0.6%
Annaly Capital Management, Inc.	29,600	513,560
Hospitality Properties Trust	12,800	303,488
Liberty Property Trust	22,600	723,426

		1,540,474

Real Estate Management & Development - 0.4%
Brookfield Properties Corp.(a)	82,100	995,052

Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp.	158,369	3,230,728
Texas Instruments, Inc.	38,974	1,015,662

		4,246,390

Software - 5.6%
BMC Software, Inc.*	31,840	1,276,784
CA, Inc.	25,900	581,714
Microsoft Corp.	235,780	7,188,932
Oracle Corp.	151,900	3,727,626
Symantec Corp.*	33,000	590,370
Synopsys, Inc.*(a)	56,233	1,252,871

		14,618,297

Specialty Retail - 2.3%
Aeropostale, Inc.*(a)	14,700	500,535
Gap, Inc. (The)	21,600	452,520
Home Depot, Inc. (The)	44,128	1,276,623
Lowe’s Cos., Inc.	28,500	666,615
Ross Stores, Inc.	17,400	743,154
TJX Cos., Inc. (The)	63,290	2,313,250

		5,952,697

See accompanying notes to financial statements.

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Batterymarch Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc. - Class B	7,560	$499,489

Thrifts & Mortgage Finance - 0.4%
Hudson City Bancorp, Inc.	69,950	960,413

Tobacco - 1.3%
Altria Group, Inc.	66,425	1,303,923
Philip Morris International, Inc.	41,688	2,008,944

		3,312,867

Wireless Telecommunication Services - 0.2%
Rogers Communications, Inc. - Class B(a)	16,900	523,900

Total Common Stocks (Cost $249,184,688)		260,720,096

Short-Term Investments - 7.3%
Mutual Funds - 6.8%
State Street Navigator Securities Lending Prime Portfolio(b)	17,705,902	17,705,902

Repurchase Agreement - 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/2009 at 0.005% to be repurchased at $1,462,001 on 01/04/10 collateralized by $1,485,000 Federal National Mortgage Association at 3.000% due 05/12/14 with a value of $1,494,281.	$1,462,000	1,462,000

Total Short-Term Investments (Cost $19,167,902)		19,167,902

Total Investments - 106.9% (Cost $268,352,590)		279,887,998

Other Assets and Liabilities (net) - (6.9)%		(18,168,328)

Net Assets - 100.0%		$261,719,670

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Batterymarch Growth and Income Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$260,720,096	$—	$—	$260,720,096
Short-Term Investments
Mutual Funds	17,705,902	—	—	17,705,902
Repurchase Agreement	—	1,462,000	—	1,462,000
Total Short-Term Investments	17,705,902	1,462,000	—	19,167,902
TOTAL INVESTMENTS	$278,425,998	$1,462,000	$—	$279,887,998

*	See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Batterymarch Growth and Income Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$278,425,998
Repurchase Agreement	1,462,000
Cash	12,131
Receivable for investments sold	3,640,249
Receivable for shares sold	72
Dividends receivable	332,607
Receivable from Manager	38,135

Total assets	283,911,192

Liabilities
Payables for:
Investments purchased	4,192,705
Shares redeemed	120,460
Collateral for securities loaned	17,705,902
Accrued Expenses:
Management fees	144,440
Administration fees	1,843
Custodian and accounting fees	1,429
Deferred trustees’ fees	7,518
Other expenses	17,225

Total liabilities	22,191,522

Net Assets	$261,719,670

Net Assets Represented by
Paid in surplus	$316,228,628
Accumulated net realized loss	(69,716,485)
Unrealized appreciation on investments and foreign currency transactions	11,535,421
Undistributed net investment income	3,672,106

Net Assets	$261,719,670

Net Assets
Class A	$261,719,670

Capital Shares Outstanding
Class A	17,941,464

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.59

(a)	Identified cost of investments, excluding repurchase agreement, was $266,890,590.
(b)	Includes securities loaned at value of $17,276,691.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$5,131,543
Interest (b)	99,716

Total investment income	5,231,259

Expenses
Management fees	1,520,493
Administration fees	20,697
Custodian and accounting fees	31,634
Audit and tax services	32,502
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	36,025
Insurance	138
Miscellaneous	10,009

Total expenses	1,710,612
Less expenses reimbursed by the Manager	(172,848)
Less broker commission recapture	(17,271)

Net expenses	1,520,493

Net investment income	3,710,766

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(13,610,303)
Foreign currency transactions	111

Net realized loss on investments and foreign currency transactions	(13,610,192)

Net change in unrealized appreciation on investments	57,097,033

Net realized and unrealized gain on investments and foreign currency transactions	43,486,841

Net Increase in Net Assets from Operations	$47,197,607

(a)	Net of foreign withholding taxes of $16,803.
(b)	Includes net income on securities loaned of $99,559.

See accompanying notes to financial statements.

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Batterymarch Growth and Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,710,766	$5,264,864
Net realized loss on investments and foreign currency transactions	(13,610,192)	(53,165,613)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	57,097,033	(102,980,469)

Net increase (decrease) in net assets resulting from operations	47,197,607	(150,881,218)

Distributions to Shareholders
From net investment income
Class A	(5,218,829)	(4,974,136)
From net realized gains
Class A	—	(49,532,248)

Net decrease in net assets resulting from distributions	(5,218,829)	(54,506,384)

Capital Share Transactions
Proceeds from shares sold
Class A	1,434,440	1,473,554
Net asset value of shares issued through dividend reinvestment
Class A	5,218,829	54,506,384
Cost of shares repurchased
Class A	(26,001,578)	(51,777,739)

Net increase (decrease) in net assets from capital share transactions	(19,348,309)	4,202,199

Net Increase (Decrease) in Net Assets	22,630,469	(201,185,403)
Net assets at beginning of period	239,089,201	440,274,604

Net assets at end of period	$261,719,670	$239,089,201

Undistributed net investment income at end of period	$3,672,106	$5,204,969

See accompanying notes to financial statements.

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Batterymarch Growth and Income Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$12.27	$22.52	$22.56	$20.73

Income (Loss) from Investment Operations
Net investment income(a)	0.20	0.26	0.24	0.19
Net realized/unrealized gain (loss) on investment activity	2.40	(7.61)	1.50	1.64

Total from investment operations	2.60	(7.35)	1.74	1.83

Less Distributions
Dividends from net investment income	(0.28)	(0.26)	(0.20)	—
Distributions from net realized capital gains	—	(2.64)	(1.58)	—

Total distributions	(0.28)	(2.90)	(1.78)	—

Net Asset Value, End of Period	$14.59	$12.27	$22.52	$22.56

Total Return	21.90%	(36.87)%	7.85%	8.83%
Ratio of expenses to average net assets after reimbursement	0.65%	0.65%	0.65%	0.65	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.73%	0.69%	0.71%	0.72	%*
Ratio of net investment income to average net assets	1.59%	1.52%	1.06%	1.32	%*
Portfolio turnover rate	73.7%	69.2%	81.4%	63.6%
Net assets, end of period (in millions)	$261.7	$239.1	$440.3	$483.0

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.

See accompanying notes to financial statements.

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Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Batterymarch Growth and Income Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,520,493	0.65%	First $500 Million

	0.55%	$500 Million to $1 Billion

	0.50%	$1 Billion to $1.5 Billion

	0.45%	$1.5 Billion to $2 Billion

	0.40%	Over $2 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement for the Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Reimbursed in
Class A Expense Ratio	Average Daily Net Assets	2006	2007	2008	2009

0.65%	First $500 Million	$226,089	$223,355	$139,303	$172,848

0.55%	$500 Million to $1 Billion

0.50%	$1 Billion to $1.5 Billion

0.45%	$1.5 Billion to $2 Billion

0.40%	Over $2 Billion

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Decrease in Shares Outstanding	Ending Shares

Class A

12/31/2009	19,490,238	106,398	468,476	(2,123,648)	(1,548,774)	17,941,464
12/31/2008	19,554,703	80,917	2,980,119	(3,125,501)	(64,465)	19,490,238

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$171,146,428	$—	$190,460,365

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$270,754,553	$262,191,216	$(253,057,771)	$9,133,445

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$17,276,691	$17,705,902	$—	$17,705,902

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2009	2008	2009	2008	2009	2008

$5,218,829	$14,582,981	$—	$39,923,403	$5,218,829	$54,506,384

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,679,624	$—	$9,133,458	$(67,314,522)	$(54,501,440)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$53,126,534	$14,187,988	$67,314,522

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Batterymarch Growth and Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Batterymarch Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Batterymarch Growth and Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Batterymarch Growth and Income Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period, was at the median of its Performance Universe for the three-year period, and outperformed the median of its Performance Universe for the since inception period each ended July 31, 2009. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and since inception periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- and three- year periods ended August 31, 2009. The Board took into account management’s discussion of the actions taken to address the Portfolio’s performance and noted the Fund’s more recent improved performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

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Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Batterymarch Growth and Income Portfolio, the Board noted that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Batterymarch Growth and Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

breakpoint to its contractual advisory fee would be triggered. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at lower asset levels but decreased below the asset-weighted average at higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

Performance

During the 12-month period ended December 31, 2009, the Portfolio had a return of 47.20% and 46.65% for Class A and B Shares, respectively, versus 58.76% for its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index1.

Market Environment / Conditions

In 2009, the high yield market shattered records, posting its best calendar year return of all time and outperforming every other asset class, including the leveraged loan market, which also smashed its own historical record for the year. Despite a positive return in January 2009, the speculative-grade bond market struggled in the early parts of the year as a number of weak economic indicators and accelerating corporate default activity prompted fears of a deep and prolonged recession. After falling in February with other risky assets, high yield began its steep ascent in March, paving the way for 10 consecutive months of positive returns.

Evidence that negative economic trends were abating, and a multitude of lucrative actions by the US government to bolster the financial system, encouraged a significant shift in investor sentiment from one of risk-aversion to risk-seeking. Large flows began to pour into the leveraged credit space, as investors reached for yield. As a consequence, the high yield primary market opened up substantially, allowing various lower-grade companies to access capital and financing. Though the total volume of defaults rose sharply throughout the year to reach record levels ($94.6 billion in aggregate), the actual pace of defaults began to reverse and decelerate.

Robust new issuance, improving economic conditions (i.e., housing, manufacturing activity, consumer confidence), and declining defaults also spurred a tremendous beta rally in the non-investment-grade universe. Cyclical and consumer-driven sectors outperformed their more defensive peers, while bonds at the bottom end of the below-investment-grade credit quality spectrum ferociously outperformed their higher-rated counterparts. Additionally, the entrance of previously downgraded nontraditional financial services securities into the high yield index also contributed to the fervent rally. Upon entering the high yield index at historical lows earlier in the year, these financial company bonds subsequently saw their prices pop, as the economic environment stabilized. At year-end, the spread over US Treasuries for the average high yield bond had compressed by more than 1,000 basis points to finish at 671 basis points (reflecting a yield of 9.2%), signifying diminished high yield market volatility and benign conditions. Nevertheless, this valuation is still above the historical average, indicating that spreads may have more room to consolidate, while bond prices may have further room to appreciate. At year-end, the average HY bond traded at a dollar price of 95, with an average credit rating of B2/B+.

Portfolio Review / Current Positioning

For the 12-month period ended December 31, 2009, the Portfolio underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index. A large portion of this underperformance can be attributed to “fallen angel” financial bonds that entered the index earlier in the year. A fallen angel security is a bond that was once rated investment grade but has since been downgraded to high yield status. A meaningful number of financial issues, primarily hybrid or trust preferreds, were downgraded to below-investment-grade status in the first quarter of the year. These securities were very under-owned by many high yield fund managers, as the financial sector historically had never been a major component of the high yield benchmark. Many of these issues thus recovered sharply in the following few months, providing potent returns that helped to further fuel the performance of the benchmark. The lack of exposure to these well-performing bonds therefore caused considerable dispersion in our Portfolio versus the benchmark.

An underweight in bonds rated CCC and below was a large detractor for the period, as bottom-tier credits bested higher-quality high yield bonds. In addition to the negative effects of our underweight in financials, an overweight in wireless and negative security selection within independent energy and media non-cable depressed returns as well. Small holdings of cash were also negative, as exposure to cash in any up market is typically a drag on performance. Regarding leveraged loans, the effects were mixed. While loans posted outstanding returns for the year, the asset class was not quite able to keep pace with conventional high yield bonds. Nevertheless, our security selection within bank loans added to performance, as we held loans that traded up on positive event risk (covenant amendments and paydowns).

In terms of contributors, a Portfolio underweight in healthcare and good security selection within the aerospace/defense, media-cable, and electric sectors lifted returns. The purchase of strong-performing new-issue bonds in the paper and home construction sectors also bolstered Portfolio performance during the period. Furthermore, Portfolio allocations to equity securities acquired through company bankruptcy and debt restructurings jolted returns, as these new securities performed strongly in the latter portion of the year. Additionally, exposure to new-issue investment-grade bonds in the early-to-mid portion of the year boosted Portfolio results as the prices of these securities soared.

At period-end, the Portfolio held a large underweight in BB-rated issues, a moderate overweight in B-rated issues, and an underweight in issues rated CCC and below. In addition, we maintained equity positions that were allocated to the Portfolio as a result of successful debt restructurings. As of December 31, 2009, the Portfolio held overweights in sectors such as automobiles, wireless, and metals, with underweights in information technology, gaming, and healthcare. We also maintained a 9% allocation to bank loans and a 4% allocation to convertible bonds.

During the year, the Portfolio participated in both the secondary high yield market and the robust new-issue calendar, purchasing attractive credits illustrating sound fundamentals, as well as solid cash flows and earnings. Over the year, the Portfolio also noticeably increased its exposure to new senior-secured bond deals coming via the primary market. Additionally, we bought a number of investment-grade new

1

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary* (continued)

issues. These bonds were purchased earlier in the year, when many investment-grade firms were issuing debt at rates mimicking those of high yield bonds. As the majority of this paper appreciated nicely, the Portfolio sold down most of its exposure to take profits as the relative value of these bonds diminished.

James Keenan

Mitchell Garfin

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Delphi - Class B	2.1%
NewPage Corp. 11.375%, due 12/31/14	1.9%
Energy Future Holdings Corp. 11.250%, due 11/01/17	1.5%
Clear Channel Worldwide Holdings, Inc., Series B 9.250%, due 12/15/17	1.4%
Qwest Communications International, Inc. 7.500%, due 02/15/14	1.3%
NRG Energy, Inc. 7.375%, due 02/01/16	1.2%
Nextel Communications, Inc. 6.875%, due 10/31/13	1.0%
TL Acquisitions, Inc. 10.500%, due 01/15/15	1.0%
Wind Acquisition Holdings Finance 6.250%, due 06/17/15	1.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.125%, due 02/15/13	0.9%

Top Sectors

Percent of Portfolio Market Value
Domestic Bonds & Debt Securities	79.4%
Loan Participation	8.7%
Convertible Bonds	3.9%
Short-Term Investments	3.9%
Preferred Stocks	2.1%
Common Stocks	1.7%
Convertible Preferred Stocks	0.2%
Warrants	0.1%

2

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

BlackRock High Yield Portfolio managed by

BlackRock Financial Management, Inc. vs.

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year	Since Inception[3]
BlackRock High Yield Portfolio—Class A	47.20%	4.64%	5.23%	5.41%	—
Class B	46.65%	—	—	—	6.43%
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index[1]	58.76%	6.37%	6.49%	6.87%	—

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. There is a 2% limit on issuers held in the Index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 8/30/1996. Inception of Class B shares is 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.67%	$1,000.00	$1,204.20	$3.67
Hypothetical	0.67%	1,000.00	1,021.88	3.36

Class B*
Actual	0.92%	$1,000.00	$1,201.80	$5.11
Hypothetical	0.92%	1,000.00	1,020.57	4.69

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 80.6%
Aerospace & Defense - 1.9%
L-3 Communications Corp. 6.375%, due 10/15/15	$1,055,000	$1,064,231
5.875%, due 01/15/15	3,610,000	3,623,538
Sequa Corp. 11.750%, due 12/01/15(144A)(a)	2,710,000	2,533,850
13.500%, due 12/01/15(144A)(a)(b)	6,005,573	5,585,183

		12,806,802

Airlines - 0.8%
American Airlines Pass Through Trust, Series 2001-02 7.858%, due 10/01/11	1,520,000	1,526,080
Continental Airlines, Inc. 7.875%, due 07/02/18	455,721	393,059
Delta Air Lines, Inc. 9.500%, due 09/15/14(144A)(a)	280,000	292,600
Series B 9.750%, due 12/17/16	1,590,000	1,617,825
United Air Lines, Inc. 12.750%, due 07/15/12	1,700,000	1,759,500

		5,589,064

Auto Components - 0.6%
Allison Transmission, Inc. 11.000%, due 11/01/15(144A)(a)	289,000	304,895
Delphi International Holding Corp. 12.000%, due 10/06/14	165,937	165,937
Goodyear Tire & Rubber Co. (The) 7.857%, due 08/15/11	915,000	950,456
8.625%, due 12/01/11	2,094,000	2,182,995
Lear Corp. 5.750%, due 08/01/14	1,395,000	36,619
8.750%, due 12/01/16	920,000	24,150
Series B 8.500%, 12/01/13	1,530,000	40,163
Stanadyne Corp., Series 1 10.000%, due 08/15/14	250,000	228,750
Stanadyne Holdings, Inc. 0.000%/12.000%, due 02/15/15(c)	125,000	86,875

		4,020,840

Automobiles - 0.1%
Ford Capital B.V. 9.500%, due 06/01/10	430,000	440,750

Biotechnology - 0.3%
QHP Royalty Sub LLC 10.250%, due 03/15/15(144A)(a)	1,910,000	1,920,071

Security Description	Par Amount	Value

Building Products - 0.6%
Ainsworth Lumber Co., Ltd. 11.000%, due 07/29/15(144A)(a)(b)	$83,856	$52,515
Associated Materials LLC/Associated Materials Finance, Inc. 9.875%, due 11/15/16(144A)(a)	1,190,000	1,267,350
Goodman Global Group, Inc. 8.974%, due 12/15/14(144A)(a)(d)	1,225,000	698,250
Nortek, Inc. 11.000%, due 12/01/13	1,677,422	1,761,293

		3,779,408

Chemicals - 2.1%
American Pacific Corp. 9.000%, due 02/01/15	150,000	141,563
CPG International I, Inc. 10.500%, due 07/01/13	755,000	717,250
Huntsman International LLC 6.875%, due 11/15/13(144A)(a)	750,000	1,007,859
5.500%, due 06/30/16(144A)(a)	1,460,000	1,303,050
Innophos, Inc. 8.875%, due 08/15/14	2,060,000	2,101,200
Koppers, Inc. 7.875%, due 12/01/19(144A)(a)	1,115,000	1,131,725
Lyondell Chemical Worldwide, Inc. 10.250%, due 11/01/10(e)	320,000	227,200
9.800%, due 02/01/20(e)	235,000	168,025
MacDermid, Inc. 9.500%, due 04/15/17(144A)(a)	2,010,000	2,020,050
Nalco Co. 8.250%, due 05/15/17(144A)(a)	1,300,000	1,387,750
Nova Chemicals Corp. 8.625%, due 11/01/19(144A)(a)	1,950,000	1,993,875
Terra Capital, Inc. 7.750%, due 11/01/19(144A)(a)	2,015,000	2,171,162

		14,370,709

Commercial & Professional Services - 2.0%
ACCO Brands Corp. 10.625%, due 03/15/15(144A)(a)	645,000	712,725
Aleris International, Inc. 10.000%, due 12/15/16(e)	1,350,000	10,125
9.000%, due 12/15/14(b)(e)	1,665,000	12,854
Altegrity, Inc. 10.500%, due 11/01/15(144A)(a)	900,000	807,750
ARAMARK Corp. 3.781%, due 02/01/15(f)	950,000	874,000
Corrections Corp. of America 7.750%, due 06/01/17	2,300,000	2,380,500
DI Finance/DynCorp International, Series B 9.500%, due 02/15/13	1,110,000	1,129,425

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Commercial & Professional Services - continued
iPayment, Inc. 9.750%, due 05/15/14	$310,000	$259,238
Iron Mountain, Inc. 8.375%, due 08/15/21	1,515,000	1,571,812
RSC Equipment Rental, Inc. 10.000%, due 07/15/17(144A)(a)	1,945,000	2,110,325
Sunstate Equipment Co. LLC 10.500%, due 04/01/13(144A)(a)	2,670,000	2,162,700
Tropicana Entertainment LLC 9.625%, due 12/15/14(e)	70,000	394
United Rentals North America, Inc. 9.250%, due 12/15/19	1,505,000	1,561,437

		13,593,285

Commercial Banks - 0.7%
ATF Capital B.V. 9.250%, due 02/21/14(144A)(a)	100,000	98,000
Glitnir Banki HF 4.375%, due 02/05/10(e)	135,000	40,637
3.000%, due 06/30/10(e)	1,060,000	319,075
6.375%, due 09/25/12(144A)(a)(e)	1,835,000	394,525
Series 3 4.763%, 04/20/10(144A)(a)(e)	304,000	65,360
Series EMTN 5.071%, 01/27/10(e)	1,000,000	309,973
HBOS Plc, Series EMTN 1.018%, due 09/01/16(f)	430,000	493,109
0.912%, due 03/21/17(f)	410,000	430,505
National Westminster Bank Plc, Series EMTN 2.904%, due 04/05/10(f)	460,000	420,345
Royal Bank of Scotland Group Plc, Series EMTN 6.200%, due 03/22/22(f)	1,123,000	1,163,972
5.625%, due 09/16/26-06/07/32(f)	675,000	689,276

		4,424,777

Communications Equipment - 0.6%
Verso Paper Holdings LLC 11.500%, due 07/01/14(144A)(a)(g)	1,210,000	1,337,050
4.031%, due 08/01/14(f)	950,000	755,250
9.125%, due 08/01/14(g)	960,000	921,600
11.375%, due 08/01/16	930,000	753,300
Viant Holdings, Inc. 10.125%, due 07/15/17(144A)(a)	236,000	236,000

		4,003,200

Construction & Engineering - 0.3%
ESCO Corp. 8.625%, due 12/15/13(144A)(a)	2,180,000	2,180,000

Construction Materials - 0.1%
Texas Industries, Inc. 7.250%, due 07/15/13	450,000	444,375

Security Description	Par Amount	Value

Consumer Finance - 4.4%
FCE Bank Plc 7.875%, due 02/15/11	$1,400,000	$2,262,890
7.125%, due 01/16/12-01/15/13	6,650,000	9,356,876
Ford Motor Credit Co. LLC
5.504%, due 06/15/11(f)(g)	676,000	670,085
3.034%, due 01/13/12(f)	1,030,000	959,188
7.800%, due 06/01/12	3,000,000	3,033,897
GMAC LLC 7.250%, due 03/02/11(144A)(a)	281,000	281,000
6.875%, due 08/28/12(144A)(a)(g)	795,000	787,050
2.456%, due 12/01/14(144A)(a)(f)	4,337,000	3,496,706
6.750%, due 12/01/14	3,760,000	3,575,064
6.750%, due 12/01/14(144A)(a)	1,500,000	1,440,000
8.000%, due 11/01/31(144A)(a)	2,910,000	2,648,100
Series EMTN 5.375%, due 06/06/11	822,000	1,134,070

		29,644,926

Containers & Packaging - 3.6%
Ball Corp. 6.625%, due 03/15/18	175,000	173,688
7.125%, due 09/01/16	1,100,000	1,133,000
7.375%, due 09/01/19	1,100,000	1,135,750
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp. 8.875%, due 09/15/14(144A)(a)	1,270,000	1,241,425
8.250%, due 11/15/15(144A)(a)	1,815,000	1,851,300
Cascades, Inc. 7.750%, due 12/15/17(144A)(a)	1,370,000	1,397,400
Crown Americas LLC/Crown Americas Capital Corp. II 7.625%, due 05/15/17(144A)(a)	4,355,000	4,540,087
Crown European Holdings S.A. 6.250%, due 09/01/11	227,000	338,397
Graphic Packaging International, Inc. 9.500%, due 08/15/13-06/15/17	3,795,000	4,012,575
Greif, Inc. 7.750%, due 08/01/19	690,000	707,250
Owens-Brockway Glass Container, Inc. 8.250%, due 05/15/13	400,000	413,000
6.750%, due 12/01/14	395,000	557,700
7.375%, due 05/15/16	2,145,000	2,225,437
Pregis Corp. 12.375%, due 10/15/13	1,020,000	993,225
Rock-Tenn Co. 5.625%, due 03/15/13	770,000	770,963
Sealed Air Corp. 7.875%, due 06/15/17(144A)(a)	1,785,000	1,903,999
Solo Cup Co. 10.500%, due 11/01/13(144A)(a)	1,025,000	1,096,750

		24,491,946

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Distributors - 0.3%
NSG Holdings LLC 7.750%, due 12/15/25(144A)(a)	$2,465,000	$2,218,500

Diversified Consumer Services - 0.0%
American Achievement Group Holding Corp. 12.750%, due 10/01/12(b)	4,491	3,166
Service Corp. International 7.875%, due 02/01/13	60,000	58,800
7.625%, due 10/01/18	115,000	114,425

		176,391

Diversified Financial Services - 5.3%
CIT Group Funding Co. of Delaware LLC 10.250%, due 05/01/13-05/01/17	7,131,160	7,224,221
CIT Group, Inc. 7.000%, due 05/01/16-05/01/17	8,438,424	7,407,116
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.125%, due 02/15/13	6,115,000	6,267,875
International Lease Finance Corp., Series R 5.625%, due 09/20/13	360,000	282,610
5.650%, due 06/01/14	2,050,000	1,550,716
Leucadia National Corp. 8.125%, due 09/15/15	1,800,000	1,845,000
Residential Capital LLC 8.375%, due 06/30/10(g)	2,900,000	2,479,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 7.750%, due 10/15/16(144A)(a)	3,250,000	3,776,858
8.000%, due 12/15/16	2,464,000	3,346,473
Saturns Investments Europe Plc 6.190%, due 06/09/14	770,000	539,000
Snoqualmie Entertainment Authority 4.680%, due 02/01/14(144A)(a)(f)	165,000	81,675
Vanguard Health Holding Co. I LLC 0.000%/11.250% , due 10/01/15(c)	540,000	571,050

		35,372,094

Diversified Telecommunication Services - 4.3%
Broadview Networks Holdings, Inc. 11.375%, due 09/01/12	1,835,000	1,766,188
Digicel Group, Ltd. 8.875%, due 01/15/15(144A)(a)	1,995,000	1,945,125
9.125%, due 01/15/15(144A)(a)(b)(g)	2,707,665	2,680,588
Nordic Telephone Holdings Co. 8.875%, due 05/01/16(144A)(a)	185,000	196,563
Qwest Communications International, Inc. 7.500%, due 02/15/14	8,430,000	8,503,762
8.000%, due 10/01/15(144A)(a)	1,500,000	1,548,750
Qwest Corp. 7.500%, due 10/01/14-06/15/23	730,000	696,313

Security Description	Par Amount	Value

Diversified Telecommunication Services - continued
8.375%, due 05/01/16	$1,400,000	$1,508,500
Sprint Capital Corp. 6.875%, due 11/15/28	3,610,000	3,018,862
West Corp. 9.500%, due 10/15/14	2,870,000	2,927,400
11.000%, due 10/15/16	1,905,000	2,000,250
Wind Acquisition Finance S.A. 10.750%, due 12/01/15(144A)(a)	75,000	80,625
Windstream Corp. 8.625%, due 08/01/16	2,335,000	2,387,537

		29,260,463

Electric Utilities - 2.2%
AES Eastern Energy LP, Series 99-B 9.670%, due 01/02/29	1,660,000	1,747,150
AES Ironwood LLC 8.857%, due 11/30/25	1,221,004	1,214,899
AES Red Oak LLC 8.540%, due 11/30/19	764,339	766,250
Series B 9.200%, due 11/30/29	650,000	612,625
Calpine Construction Finance Co. LP/CCFC Finance Corp. 8.000%, due 06/01/16(144A)(a)	4,285,000	4,434,975
Edison Mission Energy 7.750%, due 06/15/16	1,084,000	926,820
7.200%, due 05/15/19	140,000	106,750
Elwood Energy LLC 8.159%, due 07/05/26	1,275,622	1,179,375
FPL Energy National Wind 6.125%, due 03/25/19(144A)(a)	84,056	79,853
Infinis Plc 9.125%, due 12/15/14(144A)(a)	740,000	1,220,021
Ipalco Enterprises, Inc. 8.625%, due 11/14/11	525,000	551,250
7.250%, due 04/01/16(144A)(a)	545,000	549,087
Tenaska Alabama Partners LP 7.000%, due 06/30/21(144A)(a)	1,262,947	1,169,216
Texas Competitive Electric Holdings Co. LLC 10.500%, due 11/01/16(b)	94	67

		14,558,338

Electrical Equipment - 1.3%
North American Energy Alliance LLC/North American Energy Alliance Finance Corp. 10.875%, due 06/01/16(144A)(a)	1,450,000	1,547,875
Orascom Telecom Finance SCA 7.875%, due 02/08/14(144A)(a)	305,000	277,550
TL Acquisitions, Inc. 10.500%, due 01/15/15(144A)(a)	6,875,000	6,608,594

		8,434,019

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Electronic Equipment, Instruments & Components - 0.0%
Mobile Services Group, Inc./Mobile Storage Group, Inc. 9.750%, due 08/01/14	$75,000	$78,375

Energy Equipment & Services - 1.5%
Compagnie Generale de Geophysique-Veritas 7.500%, due 05/15/15	130,000	129,675
9.500%, due 05/15/16(144A)(a)	590,000	634,250
7.750%, due 05/15/17	2,615,000	2,608,462
Drummond Co., Inc. 9.000%, due 10/15/14 (144A)(a)(g)	2,100,000	2,212,875
7.375%, due 02/15/16 (144A)(a)	1,900,000	1,866,750
Hornbeck Offshore Services, Inc. 6.125%, due 12/01/14	180,000	168,975
Murray Energy Corp. 10.250%, due 10/15/15(144A)(a)	1,545,000	1,545,000
North American Energy Partners, Inc. 8.750%, due 12/01/11	435,000	437,175
Southern Star Central Corp. 6.750%, due 03/01/16	50,000	48,500
6.750%, due 03/01/16(144A)(a)	690,000	669,300

		10,320,962

Entertainment & Leisure - 0.0%
Shingle Springs Tribal Gaming Authority 9.375%, due 06/15/15(144A)(a)	60,000	45,900

Food & Staples Retailing - 0.4%
Duane Reade, Inc. 11.750%, due 08/01/15	460,000	501,400
Rite Aid Corp. 9.750%, due 06/12/16	1,605,000	1,749,450
10.250%, due 10/15/19(144A)(a)	655,000	684,475

		2,935,325

Food Products - 0.4%
Smithfield Foods, Inc. 10.000%, due 07/15/14(144A)(a)	2,520,000	2,746,800

Gas Utilities - 1.5%
Energy Future Holdings Corp. 11.250%, due 11/01/17(b)	13,863,060	9,877,430

Health Care Equipment & Supplies - 0.8%
DJO Finance LLC/DJO Finance Corp. 10.875%, due 11/15/14	4,625,000	4,902,500
Elan Finance Plc/Elan Finance Corp. 8.875%, due 12/01/13	175,000	175,000

		5,077,500

Health Care Providers & Services - 2.5%
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10.000%, due 02/15/15	1,470,000	1,550,850

Security Description	Par Amount	Value

Health Care Providers & Services - continued
Community Health Systems, Inc. 8.875%, due 07/15/15	$3,785,000	$3,926,938
Novasep Holding SAS 9.625%, due 12/15/16(144A)(a)	2,567,000	3,611,098
Tenet Healthcare Corp. 9.000%, due 05/01/15 (144A)(a)	2,818,000	3,057,530
10.000%, due 05/01/18 (144A)(a)	4,398,000	4,947,750

		17,094,166

Hotels, Restaurants & Leisure - 0.4%
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.250%, due 06/15/15(144A)(a)(e)	1,425,000	21,375
Mashantucket Pequot Tribe 8.500%, due 11/15/15(144A)(a)	600,000	150,000
MGM MIRAGE, Inc. 13.000%, due 11/15/13	1,000,000	1,155,000
11.125%, due 11/15/17(144A)(a)	795,000	884,437
River Rock Entertainment Authority 9.750%, due 11/01/11	45,000	42,638
Scientific Games International, Inc. 9.250%, due 06/15/19	55,000	58,025
Virgin River Casino Corp. 9.000%, due 01/15/12(e)	1,800,000	189,000
Waterford Gaming LLC 8.625%, due 09/15/14(144A)(a)	846,000	486,450

		2,986,925

Household Durables - 1.8%
Beazer Homes USA, Inc. 12.000%, due 10/15/17(144A)(a)(g)	3,400,000	3,723,000
Catalina Marketing Corp. 10.500%, due 10/01/15(144A)(a)(b)	1,285,000	1,362,100
Jarden Corp. 8.000%, due 05/01/16	728,000	755,300
7.500%, due 05/01/17	1,265,000	1,268,162
KB Home 6.375%, due 08/15/11	67,000	67,335
9.100%, due 09/15/17	595,000	627,725
Pulte Homes, Inc. 6.375%, due 05/15/33	180,000	146,250
Standard Pacific Corp. 7.000%, due 08/15/15	385,000	336,875
6.250%, due 04/01/14	270,000	236,250
Standard Pacific Escrow LLC 10.750%, due 09/15/16(144A)(a)	3,340,000	3,423,500

		11,946,497

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Independent Power Producers & Energy Traders - 2.1%
AES Corp. 8.750%, due 05/15/13(144A)(a)	$1,870,000	$1,926,100
NRG Energy, Inc. 7.250%, due 02/01/14	245,000	248,675
7.375%, due 02/01/16-01/15/17	7,965,000	7,995,187
8.500%, due 06/15/19	3,560,000	3,666,800

		13,836,762

Industrial - Diversified - 0.3%
Harland Clarke Holdings Corp. 6.000%, due 05/15/15(f)	50,000	41,125
9.500%, due 05/15/15(g)	60,000	56,025
Ply Gem Industries, Inc. 11.750%, due 06/15/13	1,685,000	1,693,425

		1,790,575

Insurance - 0.0%
USI Holdings Corp. 4.148%, due 11/15/14(144A)(a)(f)	80,000	66,100

Internet Software & Services - 0.3%
Impress Holdings B.V. 3.409%, due 09/15/13(144A)(a)(f)	2,160,000	2,049,300

Leisure Equipment & Products - 0.3%
Brunswick Corp. 11.250%, due 11/01/16(144A)(a)	1,050,000	1,139,250
Easton-Bell Sports, Inc. 9.750%, due 12/01/16(144A)(a)	740,000	762,200

		1,901,450

Life Sciences Tools & Services - 0.1%
Bio-Rad Laboratories, Inc. 6.125%, due 12/15/14	225,000	226,125
8.000%, due 09/15/16(144A)(a)	650,000	687,375

		913,500

Machinery - 0.7%
Navistar International Corp. 8.250%, due 11/01/21	2,500,000	2,575,000
Stanley-Martin Communities LLC 9.750%, due 08/15/15(e)	450,000	136,125
Titan International, Inc. 8.000%, due 01/15/12	1,790,000	1,763,150

		4,474,275

Manufacturing - 0.0%
RBS Global, Inc./Rexnord Corp. 8.875%, due 09/01/16	105,000	91,875

Marine - 0.3%
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. 8.875%, due 11/01/17(144A)(a)	1,350,000	1,397,916

Security Description	Par Amount	Value

Marine - continued
Trico Shipping AS 11.875%, due 11/01/14(144A)(a)	$895,000	$936,394

		2,334,310

Media - 9.2%
Affinion Group, Inc. 10.125%, due 10/15/13	4,662,000	4,813,515
Cablevision Systems Corp., Series B 8.000%, due 04/15/12	5,710,000	6,066,875
CCH II LLC/CCH II Capital Corp. 13.500%, due 11/30/16	2,229,537	2,636,427
CCH LLC/CCH Capital Corp. 10.375%, due 04/30/14(144A)(a)	1,410,000	1,455,825
CCO Holdings LLC/CCO Holdings Capital Corp. 8.750%, due 11/15/13	1,990,000	2,052,187
CCO Operating LLC/CCO Operating Capital Corp. 8.000%, due 04/30/12(144A)(a)	1,220,000	1,259,650
Clear Channel Communications, Inc. 11.000%, due 08/01/16(b)(g)	205,331	153,228
Clear Channel Worldwide Holdings, Inc. Series A 9.250%, due 12/15/17(144A)(a)	2,224,000	2,279,600
Series B 9.250%, due 12/15/17(144A)(a)	8,898,000	9,209,430
CMP Susquehanna Corp. 9.875%, due 05/15/14	122,000	2,440
CSC Holdings, Inc., Series B 7.625%, due 04/01/11	1,450,000	1,504,375
EchoStar DBS Corp. 6.625%, due 10/01/14	1,175,000	1,188,219
7.000%, due 10/01/13	3,585,000	3,705,994
Lighthouse International Co. S.A. 8.000%, due 04/30/14	1,048,000	1,006,476
8.000%, due 04/30/14(144A)(a)	470,000	451,378
Local Insight Regatta Holdings, Inc. 11.000%, due 12/01/17	524,000	340,600
Newsday, Inc. 9.750%, due 08/01/13	1,965,000	2,101,322
Nielsen Finance LLC/Nielsen Finance Co. 11.625%, due 02/01/14(g)	2,200,000	2,483,250
10.000%, due 08/01/14	870,000	911,325
0.000%/12.500%, due 08/01/16(c)	150,000	137,625
Rainbow National Services LLC 10.375%, due 09/01/14(144A)(a)	1,978,000	2,096,680
8.750%, due 09/01/12(144A)(a)	1,610,000	1,648,238
Spansion, Inc. 3.473%, due 06/01/13(144A)(a)(e)(f)	2,790,000	2,831,850
UnityMedia Hessen GmbH & Co. KG 3.597%, due 04/15/13(f)	720,000	1,026,888

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Media - continued
UPC Germany GmbH 8.125%, due 12/01/17(144A)(a)	$1,845,000	$2,710,738
8.125%, due 12/01/17(144A)(a)	2,000,000	2,014,591
9.625%, due 12/01/19(144A)(a)	2,650,000	3,854,956
UPC Holding B.V. 9.875%, due 04/15/18(144A)(a)	1,900,000	1,945,166
Virgin Media Finance Plc 8.750%, due 04/15/14	33,000	34,238

		61,923,086

Metals & Mining - 4.1%
Arch Coal, Inc. 8.750%, due 08/01/16(144A)(a)	1,235,000	1,312,188
Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp. 12.125%, due 08/01/17	1,245,000	1,419,300
10.750%, due 02/01/18	410,000	455,100
Evraz Group S.A. 8.875%, due 04/24/13(144A)(a)	1,030,000	1,035,150
9.500%, due 04/24/18(144A)(a)	690,000	690,000
FMG Finance Property, Ltd. 4.256%, due 09/01/11(144A)(a)(f)	700,000	682,500
10.000%, due 09/01/13(144A)(a)	270,000	282,150
10.625%, due 09/01/16(144A)(a)	3,430,000	3,811,587
Foundation Pennsylvania Coal Co. 7.250%, due 08/01/14	950,000	966,625
New World Resources NV 7.375%, due 05/15/15	1,071,000	1,416,196
Novelis, Inc. 7.250%, due 02/15/15	355,000	339,913
11.500%, due 02/15/15(144A)(a)	1,850,000	1,991,062
Ryerson, Inc. 7.656%, due 11/01/14(f)	660,000	611,325
12.000%, due 11/01/15	670,000	703,500
Steel Dynamics, Inc. 7.375%, due 11/01/12	4,680,000	4,843,800
Teck Resources, Ltd. 10.250%, due 05/15/16	785,000	918,450
10.750%, due 05/15/19	3,820,000	4,584,000
Vedanta Resources Plc 9.500%, due 07/18/18(144A)(a)	1,210,000	1,234,200

		27,297,046

Multiline Retail - 0.3%
Dollar General Corp. 10.625%, due 07/15/15	230,000	255,875
11.875%, due 07/15/17(b)	828,000	960,480
Saks, Inc. 9.875%, due 10/01/11	785,000	825,231

		2,041,586

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - 8.6%
Aquilex Holdings LLC/Aquilex Finance Corp. 11.125%, due 12/15/16(144A)(a)	$435,000	$436,088
Arch Western Financial LLC 6.750%, due 07/01/13	4,520,000	4,508,700
Berry Petroleum Co. 8.250%, due 11/01/16	205,000	202,950
Bill Barrett Corp. 9.875%, due 07/15/16	1,245,000	1,332,150
Chesapeake Energy Corp. 6.250%, due 01/15/18	655,000	632,075
6.375%, due 06/15/15	1,000,000	985,000
6.875%, due 11/15/20	400,000	388,000
Cimarex Energy Co. 7.125%, due 05/01/17	1,610,000	1,634,150
Concho Resources, Inc. 8.625%, due 10/01/17	820,000	865,100
Connacher Oil and Gas, Ltd. 11.750%, due 07/15/14(144A)(a)	465,000	514,988
10.250%, due 12/15/15(144A)(a)	1,965,000	1,807,800
Denbury Resources, Inc. 7.500%, due 04/01/13-12/15/15	745,000	748,363
9.750%, due 03/01/16	3,550,000	3,807,375
Dynegy Holdings, Inc. 6.875%, due 04/01/11	4,227	4,417
8.375%, due 05/01/16	645,000	615,975
Dynegy Roseton/Danskammer Pass Through Trust, Series B 7.670%, due 11/08/16	2,075,000	2,002,375
El Paso Corp. 7.000%, due 06/15/17	3,100,000	3,090,055
8.250%, due 02/15/16	2,460,000	2,638,350
6.700%, due 02/15/27	62,930	50,374
Encore Acquisition Co. 6.000%, due 07/15/15	1,125,000	1,130,625
Expro Finance Luxembourg SCA 8.500%, due 12/15/16(144A)(a)	4,590,000	4,578,525
Forest Oil Corp. 8.500%, due 02/15/14(144A)(a)	1,780,000	1,869,000
7.250%, due 06/15/19	1,025,000	1,017,312
Massey Energy Co. 6.875%, due 12/15/13	535,000	537,006
Newfield Exploration Co. 6.625%, due 09/01/14-04/15/16	680,000	686,037
OPTI Canada, Inc. 9.000%, due 12/15/12(144A)(a)	3,565,000	3,663,037
7.875%, due 12/15/14	660,000	544,500
Peabody Energy Corp. 7.375%, due 11/01/16(g)	1,650,000	1,709,812
Petrohawk Energy Corp. 10.500%, due 08/01/14	1,155,000	1,267,612

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
7.875%, due 06/01/15	$3,120,000	$3,166,800
Range Resources Corp. 7.375%, due 07/15/13(g)	950,000	971,375
6.375%, due 03/15/15	200,000	199,500
7.500%, due 05/15/16	75,000	77,438
8.000%, due 05/15/19	2,470,000	2,655,250
Sabine Pass LNG LP 7.500%, due 11/30/16(g)	300,000	251,250
SandRidge Energy, Inc. 8.625%, due 04/01/15(b)	100,000	100,500
9.875%, due 05/15/16(144A)(a)	1,400,000	1,480,500
8.000%, due 06/01/18(144A)(a)	1,510,000	1,491,125
Southwestern Energy Co. 7.500%, due 02/01/18	2,440,000	2,598,600
Swift Energy Co. 7.125%, due 06/01/17	825,000	783,750
Whiting Petroleum Corp. 7.250%, due 05/01/12- 05/01/13	730,000	738,238

		57,782,077

Paper & Forest Products - 3.4%
Boise Cascade LLC 7.125%, due 10/15/14	463,000	419,594
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, due 11/01/17(144A)(a)	1,025,000	1,067,281
Clearwater Paper Corp. 10.625%, due 06/15/16(144A)(a)	1,040,000	1,170,000
Georgia-Pacific LLC 8.125%, due 05/15/11	1,750,000	1,846,250
7.700%, due 06/15/15	380,000	400,900
8.250%, due 05/01/16(144A)(a)	3,485,000	3,711,525
NewPage Corp. 10.000%, due 05/01/12	1,555,000	1,119,600
11.375%, due 12/31/14(144A)(a)	12,750,000	12,941,250

		22,676,400

Pharmaceuticals - 1.1%
Angiotech Pharmaceuticals, Inc. 4.006%, due 12/01/13(f)	3,705,000	3,167,775
Axcan Intermediate Holdings, Inc. 12.750%, due 03/01/16	1,130,000	1,268,425
Elan Corp. Plc 8.750%, due 10/15/16(144A)(a)(g)	1,375,000	1,320,000
Valeant Pharmaceuticals International 8.375%, due 06/15/16(144A)(a)	1,355,000	1,402,425

		7,158,625

Professional Services - 0.1%
FTI Consulting, Inc. 7.750%, due 10/01/16	610,000	620,675

Security Description	Par Amount	Value

Real Estate - 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co. 0.000%/11.000% , due 06/30/15(144A)(a)(c)	$119,600	$23,920
Realogy Corp. 10.500%, due 04/15/14	875,000	761,250
12.375%, due 04/15/15	997,000	780,153

		1,565,323

Real Estate Investment Trusts (REITs) - 0.0%
BMS Holdings, Inc. 8.351%, due 02/15/12(144A)(a)(f)	692,338	17,308

Road & Rail - 0.2%
Marsico Parent Co. LLC 10.625%, due 01/15/16(144A)(a)	1,432,000	866,360
Marsico Parent Holdco LLC 12.500%, due 07/15/16(144A)(a)(b)	615,369	126,151
Marsico Parent Superholdco LLC 14.500%, due 01/15/18(144A)(a)(b)	424,621	53,077

		1,045,588

Semiconductors & Semiconductor Equipment - 0.4%
Advanced Micro Devices, Inc. 8.125%, due 12/15/17(144A)(a)	2,470,000	2,460,738

Software - 0.3%
First Data Corp. 9.875%, due 09/24/15	315,000	295,313
11.250%, due 03/31/16	1,810,000	1,556,600
JDA Software Group, Inc. 8.000%, due 12/15/14(144A)(a)	450,000	464,625

		2,316,538

Specialty Retail - 0.3%
Asbury Automotive Group, Inc. 7.625%, due 03/15/17(g)	880,000	833,800
Group 1 Automotive, Inc. 8.250%, due 08/15/13	300,000	300,000
United Auto Group, Inc. 7.750%, due 12/15/16	1,260,000	1,225,350

		2,359,150

Textiles, Apparel & Luxury Goods - 0.9%
Collective Brands, Inc. 8.250%, due 08/01/13	1,475,000	1,504,500
Hanesbrands, Inc. 8.000%, due 12/15/16	1,290,000	1,320,638
Levi Strauss & Co. 8.625%, due 04/01/13	2,100,000	3,040,241

		5,865,379

Tobacco - 0.2%
Vector Group, Ltd. 11.000%, due 08/15/15	1,330,000	1,349,950

See accompanying notes to financial statements.

11

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Trading Companies & Distributors - 0.3%
McJunkin Red Man Corp. 9.500%, due 12/15/16(144A)(a)	$2,005,000	$1,969,913
Russel Metals, Inc. 6.375%, due 03/01/14	230,000	219,650

		2,189,563

Transportation - 0.1%
Travelport LLC 9.875%, due 09/01/14	560,000	581,000
11.875%, due 09/01/16(g)	100,000	106,500

		687,500

Wireless Telecommunication Services - 6.0%
Cricket Communications, Inc. 9.375%, due 11/01/14(g)	2,450,000	2,474,500
10.000%, due 07/15/15(g)	3,500,000	3,565,625
7.750%, due 05/15/16(g)	4,370,000	4,380,925
Crown Castle International Corp. 9.000%, due 01/15/15	390,000	417,300
FiberTower Corp. 9.000%, due 01/01/16	324,380	259,504
9.000%, due 01/01/16 (144A)(a)	80,502	64,402
Intelsat Corp. 9.250%, due 08/15/14-06/15/16	3,860,000	3,996,650
Intelsat Subsidiary Holding Co., Ltd. 8.500%, due 01/15/13	750,000	768,750
8.875%, due 01/15/15(144A)(a)	540,000	558,900
8.875%, due 01/15/15	400,000	416,000
iPCS, Inc. 2.406%, due 05/01/13(f)	4,881,000	4,588,140
MetroPCS Wireless, Inc. 9.250%, due 11/01/14(g)	5,880,000	5,982,900
9.250%, due 11/01/14	1,250,000	1,271,875
Nextel Communications, Inc. 6.875%, due 10/31/13	7,180,000	7,000,500
7.375%, due 08/01/15	2,510,000	2,453,525
Series F 5.950%, 03/15/14	660,000	619,575
SBA Telecommunications, Inc. 8.000%, due 08/15/16(144A)(a)	1,200,000	1,260,000

		40,079,071

Total Domestic Bonds & Debt Securities (Cost $525,665,370)		541,733,588

Convertible Bonds - 4.0%
Biotechnology - 0.2%
Gilead Sciences, Inc. 0.625%, due 05/01/13	1,110,000	1,375,013

Security Description	Par Amount	Value

Capital Markets - 0.0%
E*Trade Financial Corp., Series A 0.000%, due 08/31/19(144A)(a)(d)	$76,000	$128,535
0.000%, due 08/31/19(d)	11,000	18,751

		147,286

Diversified Telecommunication Services - 0.4%
NTL Cable Plc 8.750%, due 04/15/14	36,780	55,093
Qwest Communications International, Inc. 3.500%, due 11/15/25	2,510,000	2,616,675

		2,671,768

Health Care Equipment & Supplies - 0.5%
Hologic, Inc. 2.000%/0.000% , due 12/15/37(h)	3,935,000	3,379,181

Health Care Providers & Services - 0.0%
LifePoint Hospitals, Inc. 3.500%, due 05/15/14	290,000	271,513

Hotels, Restaurants & Leisure - 0.1%
Scientific Games Corp. - Class A 0.750%/0.500% , due 12/01/24(h)	640,000	614,400

Household Durables - 0.1%
Beazer Homes USA, Inc. 4.625%, due 06/15/24	990,000	927,588

IT Services - 0.4%
Alliance Data Systems Corp. 1.750%, due 08/01/13	2,730,000	2,794,838

Machinery - 0.3%
Navistar International Corp. 3.000%, due 10/15/14	1,370,000	1,432,883
Titan International, Inc. 5.625%, due 01/15/17(144A)(a)	650,000	685,295

		2,118,178

Marine - 0.6%
Horizon Lines, Inc. 4.250%, due 08/15/12	5,035,000	4,116,112

Media - 0.3%
Liberty Global, Inc. 4.500%, due 11/15/16(144A)(a)	1,580,000	1,721,647

Metals & Mining - 0.1%
Goldcorp, Inc. 2.000%, due 08/01/14(144A)(a)	510,000	588,112

Oil, Gas & Consumable Fuels - 0.6%
Chesapeake Energy Corp. 2.250%, due 12/15/38	1,250,000	951,562
Massey Energy Co. 3.250%, due 08/01/15	3,100,000	2,724,125

		3,675,687

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. 2.750%, due 08/15/25	$2,480,000	$2,483,100

Total Convertible Bonds (Cost $24,808,308)		26,884,423

Loan Participation - 8.9%
Abbot Turbo Mezzanine Bridge 14.500%, due 03/15/18(f)	3,210,282	2,407,711
Accuride Corp. 3.250%, due 10/07/10(f)	236,000	236,000
1.000%, due 01/31/12(f)	1,672,045	1,669,846
Ainsworth Lumber Co., Ltd. 5.250%, due 06/26/14(f)	1,000,000	803,750
Allison Transmission, Inc. 2.990%-3.040%, due 08/07/14(f)	4,603,149	4,249,282
Chrysler Financial 4.240%, due 08/03/12	3,715,498	3,631,899
Claires Stores, Inc. 3.001%, due 05/24/14	766,071	622,728
Dana Exit 6.500%-7.250%, due 01/31/15(f)	4,074,651	3,909,118
Delphi Holdings LLP 1.000%, due 10/06/14(f)	1,576,405	1,361,420
Dynegy Holdings, Inc. 3.990%, due 04/02/13(f)	699,611	674,775
Education Media, Inc. 17.500%, due 11/14/14(f)	3,330,949	2,015,453
First Data Corp. 2.990%-3.010%, due 09/24/14(f)	446,574	398,009
Ford Motor Co. 1.000%, due 12/15/13(f)	1,950,000	1,722,503
Freescale Semiconductor, Inc. 1.985%, due 12/02/13(f)	299,223	262,597
Hawaiian Telecom 4.750%, due 05/30/14	1,070,473	784,121
HCA, Inc. 1.751%, due 11/19/12(f)	1,786,439	1,714,982
Hema Holding BV 1.000%, due 01/29/17(f)	1,512,945	1,452,999
Marsico Parent 5.063%-7.000%, due 11/14/14(f)	454,654	298,935
Neiman Marcus Group, Inc. 2.255%-4.750%, due 04/05/13	344,267	311,863
New Look 1.000%, due 07/31/14(f)	504,038	769,214
Nielsen Finance LLC 2.235%, due 08/09/13(f)	225,753	212,546
3.985%, due 08/09/13(f)	479,470	453,339
PQ Corp. 3.490%-6.740%, due 07/30/14-07/30/15(f)	3,138,750	2,751,625

Security Description	Shares/Par Amount	Value

Loan Participation - continued
Quebecor World, Inc. 9.000%, due 06/30/12	$898,375	$904,551
Realogy 13.500%, due 10/15/17(f)	3,850,000	4,090,625
Rite Aid Corp. 9.500%, due 06/05/15(f)	2,250,000	2,334,611
Solutia Exit 7.250%, due 02/28/14(f)	663,636	675,419
Texas Competitive Electric Holdings Co. LLC 3.735%-3.751%, due 10/10/14(f)	4,735,226	3,839,588
3.751%-3.775%, due 10/10/14(f)	324,196	263,526
Travelport Holdings, Ltd. 8.281%, due 03/26/12(f)	586,873	534,055
Verso Paper Holdings LLC 6.531%-7.281%, due 02/01/13(f)	2,523,110	1,261,555
Virgin Media 1.000%, due 09/03/12(f)	1,500,000	2,368,833
4.191%, due 03/04/13	2,715,000	4,088,685
Wind Acquisition Holdings Finance 7.732%, due 06/17/15(f)	4,428,449	6,397,314

Total Loan Participation (Cost $58,238,696)		59,473,477

Common Stocks - 1.7%
Auto Components - 0.4%
Lear Corp.*	38,236	2,586,283

Building Products - 0.3%
Ainsworth Lumber Co., Ltd.*	9,494	24,041
Ainsworth Lumber Co., Ltd.(144A)*(a)	10,657	—
Masonite Worldwide Holdings*	58,362	2,115,623
Nortek, Inc.*	1,670	58,450

		2,198,114

Capital Markets - 0.2%
E*TRADE Financial Corp.*(g)	762,000	1,333,500

Chemicals - 0.1%
Solutia, Inc.*(g)	38,000	482,600
Zemex Minerals Group, Inc.	87	—

		482,600

Diversified Financial Services - 0.0%
CIT Group, Inc.*	6,553	180,928

Diversified Telecommunication Services - 0.2%
Qwest Communications International, Inc.(g)	307,900	1,296,259
Viatel Holding Bermuda, Ltd.*	4	40

		1,296,299

Food Products - 0.0%
Pilgrim’s Pride Corp.*	17,121	152,377

Hotels, Restaurants & Leisure - 0.0%
Buffets Restaurants Holdings, Inc.*	114	1

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Household Durables - 0.1%
Beazer Homes USA, Inc.*(g)	88,000	$425,920
Standard Pacific Corp.*(g)	50,000	187,000

		612,920

Media - 0.2%
Cebridge Connections Holdings*	7,460	67,140
Sirius XM Radio, Inc.*(g)	2,200,000	1,320,000

		1,387,140

Software - 0.1%
TiVo, Inc.*(g)	86,000	875,480

Wireless Telecommunication Services - 0.1%
FiberTower Corp.*	109,071	455,917

Total Common Stocks (Cost $11,461,380)		11,561,559

Preferred Stocks - 2.1%
Diversified Financial Services - 2.1%
Delphi - Class B	1,558	14,180,703

Media - 0.0%
CMP Susquehanna Radio Holdings Corp. (144A)*(a)(f)	28,451	—

Road & Rail - 0.0%
Marsico Parent Superholdco LLC (144A)(a)	96	19,200
Marsico Parent Superholdco LLC (144A)*(a)	25	5,000

		24,200

Total Preferred Stocks (Cost $9,910,738)		14,204,903

Convertible Preferred Stock - 0.2%
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.500%, due 12/15/12* (Cost - $1,200,000)	12,000	1,252,080

Warrants - 0.1%
Auto Components - 0.1%
Lear Corp. expires 11/09/14*	14,915	942,628

Communications Equipment - 0.0%
Turbo Cayman, Ltd., expires 12/31/09*	1	—
Viasystems Group, Inc., expires 04/30/11*	9,411	—

		—

Hotels, Restaurants & Leisure - 0.0%
Buffets Restaurant Holdings, expires 04/28/14*	50	—

Media - 0.0%
Advanstar Holdings Corp., expires 10/15/11*	75	675

Security Description	Shares/Par Amount	Value

Media - continued
Charter Communications, Inc., expires 11/30/14*	281	$1,756
MDP Acquisitions Plc, expires 10/01/13(144A)*(a)	100	4,654
Sirius XM Radio, Inc., expires 03/15/10*	125	31

		7,116

Paper & Forest Products - 0.0%
Neenah Enterprises, Inc., expires 10/07/13*	6,130	—

Thrifts & Mortgage Finance - 0.0%
CNB Capital Trust I, expires 03/23/19*	32,513	—

Total Warrants (Cost $808,985)		949,744

Short-Term Investments - 3.9%
Mutual Funds - 2.8%
State Street Navigator Securities Lending Prime Portfolio 0.000%(i)	19,008,829	19,008,829

Repurchase Agreement - 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $7,288,004 on 01/04/10 collateralized by $6,855,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $7,437,675.	$7,288,000	7,288,000

Total Short-Term Investments (Cost $26,296,829)		26,296,829

Total Investments - 101.5% (Cost $658,390,306)		682,356,603

Other Assets and Liabilities (net) - (1.5)%		(9,841,628)

Net Assets - 100.0%		$672,514,975

*	Non-income producing security.
(a)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(d)	Zero coupon bond - Interest rate represents current yield to maturity.
(e)	Security is in default and/or issuer is in bankruptcy.

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(g)	All or a portion of security is on loan.
(h)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(i)	Represents investment of collateral received from securities lending transactions.

Credit Composition as of December 31, 2009 (Unaudited)

Portfolio Composition by Credit Quality	Percent of Portfolio
BBB	2.4%
BB	30.4
B	35.0
Below B	13.2
Equities/Other	19.0

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Domestic Bonds & Debt Securities
Aerospace & Defense	$—	$12,806,802	$—	$12,806,802
Airlines	—	5,589,064	—	5,589,064
Auto Components	—	3,854,903	165,937	4,020,840
Automobiles	—	440,750	—	440,750
Biotechnology	—	1,920,071	—	1,920,071
Building Products	—	3,779,408	—	3,779,408
Chemicals	—	14,370,709	—	14,370,709
Commercial & Professional Services	—	13,593,285	—	13,593,285
Commercial Banks	—	4,424,777	—	4,424,777
Communications Equipment	—	4,003,200	—	4,003,200
Construction & Engineering	—	2,180,000	—	2,180,000
Construction Materials	—	444,375	—	444,375
Consumer Finance	—	29,644,926	—	29,644,926
Containers & Packaging	—	24,491,946	—	24,491,946
Distributors	—	2,218,500	—	2,218,500
Diversified Consumer Services	—	176,391	—	176,391
Diversified Financial Services	—	34,833,094	539,000	35,372,094
Diversified Telecommunication Services	—	29,260,463	—	29,260,463
Electric Utilities	—	14,558,338	—	14,558,338
Electrical Equipment	—	8,434,019	—	8,434,019
Electronic Equipment, Instruments & Components	—	78,375	—	78,375
Energy Equipment & Services	—	10,320,962	—	10,320,962
Entertainment & Leisure	—	45,900	—	45,900
Food & Staples Retailing	—	2,935,325	—	2,935,325
Food Products	—	2,746,800	—	2,746,800
Gas Utilities	—	9,877,430	—	9,877,430
Health Care Equipment & Supplies	—	5,077,500	—	5,077,500
Health Care Providers & Services	—	17,094,166	—	17,094,166
Hotels, Restaurants & Leisure	—	2,986,925	—	2,986,925
Household Durables	—	11,946,497	—	11,946,497
Independent Power Producers & Energy Traders	—	13,836,762	—	13,836,762
Industrial—Diversified	—	1,790,575	—	1,790,575

See accompanying notes to financial statements.

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Description	Level 1	Level 2	Level 3	Total
Insurance	$—	$66,100	$—	$66,100
Internet Software & Services	—	2,049,300	—	2,049,300
Leisure Equipment & Products	—	1,901,450	—	1,901,450
Life Sciences Tools & Services	—	913,500	—	913,500
Machinery	—	4,474,275	—	4,474,275
Manufacturing	—	91,875	—	91,875
Marine	—	2,334,310	—	2,334,310
Media	—	61,920,646	2,440	61,923,086
Metals & Mining	—	27,297,046	—	27,297,046
Multiline Retail	—	2,041,586	—	2,041,586
Oil, Gas & Consumable Fuels	—	57,782,077	—	57,782,077
Paper & Forest Products	—	22,676,400	—	22,676,400
Pharmaceuticals	—	7,158,625	—	7,158,625
Professional Services	—	620,675	—	620,675
Real Estate	—	1,541,403	23,920	1,565,323
Real Estate Investment Trusts (REITs)	—	17,308	—	17,308
Road & Rail	—	1,045,588	—	1,045,588
Semiconductors & Semiconductor Equipment	—	2,460,738	—	2,460,738
Software	—	2,316,538	—	2,316,538
Specialty Retail	—	2,359,150	—	2,359,150
Textiles, Apparel & Luxury Goods	—	5,865,379	—	5,865,379
Tobacco	—	1,349,950	—	1,349,950
Trading Companies & Distributors	—	2,189,563	—	2,189,563
Transportation	—	687,500	—	687,500
Wireless Telecommunication Services	—	39,755,165	323,906	40,079,071
Total Domestic Bonds & Debt Securities	—	540,678,385	1,055,203	541,733,588
Total Convertible Bonds*	—	26,884,423	—	26,884,423
Loan Participation	—	55,376,767	4,096,710	59,473,477
Common Stocks
Auto Components	2,586,283	—	—	2,586,283
Building Products	2,198,114	—	—	2,198,114
Capital Markets	1,333,500	—	—	1,333,500
Chemicals	482,600	—	—	482,600
Diversified Financial Services	180,928	—	—	180,928
Diversified Telecommunication Services	1,296,299	—	—	1,296,299
Food Products	152,377	—	—	152,377
Hotels, Restaurants & Leisure	—	—	1	1
Household Durables	612,920	—	—	612,920
Media	1,320,000	—	67,140	1,387,140
Software	875,480	—	—	875,480
Wireless Telecommunication Services	455,917	—	—	455,917
Total Common Stocks	11,494,418	—	67,141	11,561,559

See accompanying notes to financial statements.

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Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Diversified Financial Services	$14,180,703	$—	$—	$14,180,703
Media	—	—	—	—
Road & Rail	—	24,200	—	24,200
Total Preferred Stocks	14,180,703	24,200	—	14,204,903
Convertible Preferred Stock
Diversified Financial Services	1,252,080	—	—	1,252,080
Warrants
Auto Components	942,628	—	—	942,628
Communications Equipment	—	—	—	—
Hotels, Restaurants & Leisure	—	—	—	—
Media	1,787	5,329	—	7,116
Paper & Forest Products	—	—	—	—
Thrifts & Mortgage Finance	—	—	—	—
Total Warrants	944,415	5,329	—	949,744
Short-Term Investments
Mutual Funds	19,008,829	—	—	19,008,829
Repurchase Agreement	—	7,288,000	—	7,288,000
Total Short-Term Investments	19,008,829	7,288,000	—	26,296,829
TOTAL INVESTMENTS	$46,880,445	$630,257,104	$5,219,054	$682,356,603

	Level 1		Level 2		Level 3		Total
	Asset	Liability	Asset	Liability	Asset	Liability
Forward Contracts**	$—	$—	$1,662,938	$(2,248)	$—	$—	$1,660,690

*	See Portfolio of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Net Purchases	Net Sales	Balance as of December 31, 2009
Domestic Bonds & Debt
Auto Components	$—	$—	$—	$8,214	$157,723	$—	$165,937
Containers & Packaging	—	—	(94,351)	96,202	—	(1,851)	—
Diversified Financial Services	—	9,599	—	(9,599)	539,000	—	539,000
Marine	—	—	(100,000)	100,000	—	—	—
Media	—	6,171	—	(65,990)	62,259	—	2,440
Real Estate	—	9,179	—	(28,959)	43,700	—	23,920
Wireless Telecommunication Services	—	—	(26,276)	350,182	—	—	323,906
Loan Participation	3,067,823	—	—	(764,720)	1,793,607		4,096,710
Common Stock
Hotels, Restaurants & Leisure	—	—	—	(62,687)	62,688	—	1
Media	67,140	—	—	—	—	—	67,140
Warrants
Gas Utilities	—	—	(85,468)	85,468	—	—	—

Total	$3,134,963	$24,949	$(306,095)	$(291,889)	$2,658,977	$(1,851)	$5,219,054

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$675,068,603
Repurchase Agreement	7,288,000
Cash	833,481
Cash denominated in foreign currencies (c)	1,892,531
Receivable for investments sold	9,162,781
Receivable for shares sold	815,063
Dividends receivable	8,591
Interest receivable	11,263,102
Unrealized appreciation on forward foreign currency exchange contracts	1,662,938

Total assets	707,995,090

Liabilities
Payables for:
Investments purchased	15,898,555
Shares redeemed	159,995
Unrealized depreciation on forward foreign currency exchange contracts	2,248
Collateral for securities loaned	19,008,829
Accrued Expenses:
Management fees	333,872
Distribution and service fees - Class B	21,980
Administration fees	3,839
Custodian and accounting fees	5,340
Deferred trustees’ fees	7,518
Other expenses	37,939

Total liabilities	35,480,115

Net Assets	$672,514,975

Net Assets Represented by
Paid in surplus	$646,194,730
Accumulated net realized loss	(45,524,480)
Unrealized appreciation on investments and foreign currency transactions	25,656,161
Undistributed net investment income	46,188,564

Net Assets	$672,514,975

Net Assets
Class A	$563,437,341

Class B	109,077,634

Capital Shares Outstanding
Class A	70,269,579

Class B	13,668,146

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.02

Class B	7.98

(a)	Identified cost of investments, excluding repurchase agreement, was $651,102,306.
(b)	Includes securities loaned at value of $18,363,937.
(c)	Identified cost of cash denominated in foreign currencies was $1,961,775.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends	$19,626
Interest (a)	59,709,340

Total investment income	59,728,966

Expenses
Management fees	3,011,922
Administration fees	39,202
Custodian and accounting fees	135,174
Distribution and service fees - Class B	152,663
Audit and tax services	44,987
Legal	33,682
Trustees’ fees and expenses	22,763
Shareholder reporting	64,473
Insurance	8,223
Miscellaneous	7,719

Total expenses	3,520,808

Net investment income	56,208,158

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency transactions
Net realized loss on:
Investments	(11,271,259)
Foreign currency transactions	(2,462,237)

Net realized loss on investments and foreign currency transactions	(13,733,496)

Net change in unrealized appreciation on:
Investments	146,790,784
Foreign currency transactions	2,597,043

Net change in unrealized appreciation on investments and foreign currency transactions	149,387,827

Net realized and unrealized gain on investments and foreign currency transactions	135,654,331

Net Increase in Net Assets from Operations	$191,862,489

(a)	Includes net income on securities loaned of $141,070.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$56,208,158	$33,011,396
Net realized loss on investments and foreign currency transactions	(13,733,496)	(31,403,713)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	149,387,827	(105,934,818)

Net increase (decrease) in net assets resulting from operations	191,862,489	(104,327,135)

Distributions to Shareholders
From net investment income
Class A	(21,252,736)	(29,255,292)
Class B	(2,134,251)	—
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(23,386,987)	(29,255,292)

Capital Share Transactions
Proceeds from shares sold
Class A	163,668,553	83,090,043
Class B	96,127,346	32,338,687
Net asset value of shares issued through dividend reinvestment
Class A	21,252,736	29,255,292
Class B	2,134,251	—
Cost of shares repurchased
Class A	(64,827,281)	(92,246,282)
Class B	(23,118,385)	(14,171,793)

Net increase in net assets from capital share transactions	195,237,220	38,265,947

Net Increase (Decrease) in Net Assets	363,712,722	(95,316,480)
Net assets at beginning of period	308,802,253	404,118,733

Net assets at end of period	$672,514,975	$308,802,253

Undistributed net investment income at end of period	$46,188,564	$24,319,364

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$5.80	$8.24	$8.92		$8.84	$8.62

Income (Loss) from Investment Operations:
Net investment income(a)	0.77	0.61	0.60		0.63	0.63
Net realized/unrealized gain (loss) on investments	1.85	(2.48)	(0.34)		0.19	(0.41)

Total from investment operations	2.62	(1.87)	0.26		0.82	0.22

Less Distributions
Dividends from net investment income	(0.40)	(0.57)	(0.94)		(0.74)	—
Distributions from net realized capital gains	—	—	—		—	—

Total distributions	(0.40)	(0.57)	(0.94)		(0.74)	—

Net Asset Value, End of Period	$8.02	$5.80	$8.24		$8.92	$8.84

Total Return	47.20%	(24.20)%	2.70%		9.81%	2.55%
Ratio of expenses to average net assets after reimbursement	0.67%	0.67%	0.72%		0.93%	0.87%
Ratio of expenses to average net assets before reimbursement and rebates	0.67%	0.67%	0.73	%(b)	0.96%	0.87%
Ratio of net investment income to average net assets	11.24%	8.40%	7.21%		7.34%	7.28%
Portfolio turnover rate	91.7%	57.8%	60.2%		88.9%	36.0%
Net assets, end of period (in millions)	$563.4	$295.7	$404.1		$77.5	$84.0

	Class B
	For the Years Ended December 31,
	2009	2008(c)
Net Asset Value, Beginning of Period	$5.78	$7.66

Income (Loss) from Investment Operations:
Net investment income(a)	0.77	0.41
Net realized /unrealized gain (loss) on investments	1.83	(2.29)

Total from investment operations	2.60	(1.88)

Less Distributions
Dividends from net investment income	(0.40)	—
Distributions from net realized capital gains	—	—

Total distributions	(0.40)	—

Net Asset Value, End of Period	$7.98	$5.78

Total Return	46.65%	(24.54)%
Ratio of expenses to average net assets after reimbursement	0.92%	0.94%*
Ratio of expenses to average net assets before reimbursement and rebates	0.92%	0.94%*
Ratio of net investment loss to average net assets	10.88%	8.70%*
Portfolio turnover rate	91.7%	57.8%
Net assets, end of period (in millions)	$109.1	$13.2

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.
(c)	Commencement of operations 4/28/08.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of collateral decreases below the value of the securities loaned.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value on the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held at year end are included in the Portfolio’s Portfolio of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with BlackRock Financial Management, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$3,011,922	0.60%	ALL

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	50,979,654	25,145,635	3,518,665	(9,374,375)	19,289,925	70,269,579
12/31/2008	49,029,687	11,138,707	3,849,381	(13,038,121)	1,949,967	50,979,654

Class B

12/31/2009	2,274,114	14,398,697	354,527	(3,359,192)	11,394,032	13,668,146
04/28/2008-12/31/2008	—	4,455,438	—	(2,181,324)	2,274,114	2,274,114

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$19,071,077	$670,215,373	$18,629,923	$415,522,242

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$658,714,104	$45,115,445	$(21,472,946)	$23,642,499

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

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Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

At December 31, 2009 the Portfolio had following derivatives, grouped into appropriate risk categories:

Asset Derivatives & Liability Derivatives—Fair Value
Risk Exposure

Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,662,938	Unrealized depreciation on forward foreign currency exchange contracts	$(2,248)

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Risk Exposure
Location Statement of Operations—Net Realized Gain (Loss)	Forward Exchange

Foreign currency transactions	$(2,043,923)

Location Statement of Operations—Net Change in Unrealized Gain (Loss)	Foreign Exchange

Foreign currency transactions	$2,593,110

For the year ended December 31, 2009, the average per contract outstanding for each derivative type was as follows:

Average Notional Amounts or Contract Amount (a)	Foreign Exchange Contracts

Foreign currency transaction	$28,381,950

(a) Amount Represents the average notional amount or contract amount.

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$18,363,937	$19,008,829	$—	$19,008,829

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Forward Foreign Currency Exchange Contracts

Open forward foreign currency exchange contracts at December 31, 2009, were as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/20/2010	Citibank	1,122,000	EUR	$1,608,248	$1,667,642	$59,394
1/20/2010	Citibank	22,222,000	EUR	31,852,476	33,033,003	1,180,527
1/20/2010	Citibank	4,345,000	EUR	6,228,018	6,460,437	232,419

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Notes to Financial Statements—December 31, 2009—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/20/2010	Deutsche Bank Securities, Inc.	9,000	EUR	$12,900	$13,365	$465
1/20/2010	Citibank	333,500	EUR	478,031	503,114	25,083
1/20/2010	Citibank	732,000	EUR	1,049,231	1,104,034	54,803
1/20/2010	Citibank	902,500	EUR	1,293,622	1,294,474	852
1/20/2010	Citibank	460,000	EUR	659,353	657,105	(2,248)
1/27/2010	Citibank	1,244,000	GBP	2,010,483	2,026,998	16,515
1/27/2010	Deutsche Bank Securities, Inc.	1,287,000	GBP	2,079,977	2,109,423	29,446
1/27/2010	Citibank	1,532,000	GBP	2,475,932	2,532,951	57,019
1/27/2010	Deutsche Bank Securities, Inc.	113,000	GBP	182,624	189,039	6,415

						$1,660,690

GBP - Great Britain Pound

EUR - Euro Dollar

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

11. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$23,386,987	$29,255,292	$—	$—	$23,386,987	$29,255,292

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$48,309,417	$—	$23,671,673	$(45,653,327)	$26,327,763

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Notes to Financial Statements—December 31, 2009—(Continued)

11. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2010	Expiring 12/31/2011		Expiring 12/31/2013	Expiring 12/31/2015	Expiring 12/31/2016	Expiring 12/31/2017	Total

$6,217,956*	$1,599,086	*	$825,797	$705,137	$32,375,160	$3,930,191	$45,653,327

* On May 1, 2006, the Federated High Yield Portfolio, a series of The Travelers Series Trust, was reorganized into the Portfolio. The Portfolio acquired capital losses which are subject to an annual limitation of $3,740,137.

12. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

13. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BlackRock High Yield Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

31

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

32

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the BlackRock High Yield Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

33

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the BlackRock High Yield Portfolio’s performance, the Board considered that the Portfolio slightly underperformed the median of its Performance Universe for the one-, three- and five-year periods ended July 31, 2009, and outperformed its Lipper Index over the same periods. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, for the one-, three-year and five-year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds

34

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

(the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock High Yield Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and that the actual management fee was below the Expense Group median and Sub-advised Expense Universe median and slightly above the Expense Universe median. The Board took into account management’s discussion of the Portfolio’s expenses. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock High Yield Portfolio, the Board noted that the Portfolio’s advisory and sub-advisory fees do not contain breakpoints. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds until the Portfolio reaches $250 million in assets, at which point the management fees increase above the asset-weighted average for all higher asset levels. The Board noted

35

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

36

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

Performance

During the year ended December 31, 2009, the BlackRock Large Cap Core Portfolio had a return of 19.34%, 19.10% and 19.20% for Class A, B and E Shares, respectively, versus 28.43% for its benchmark, the Russell 1000 Index1.

Market Environment / Conditions

Following a very difficult 2008, which saw a global financial and economic meltdown that was nearly unprecedented, stocks started in 2009 by falling another 35% in the United States as fears of depression and financial system nationalization gripped investors. From the March 2009 lows, stocks galloped higher as those fears dissipated and as investors witnessed the power of one of the most massive global monetary and fiscal stimuli imaginable begin to reflate economic activity. We have described it as a tug-of-war between the forces of debt-induced deflation and those of policy-induced reflation. While deleveraging and other deflationary forces have not left the scene, consistent and aggressive policy ignited the reflationary process. Calendar year 2009 produced negative real economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risk” assets outperformed “safe” assets as sidelined cash (which was producing near-zero returns) moved back into the markets. Emerging markets handily beat developed markets. Inflation fell in most countries, but widespread deflation was avoided. US Treasury rates moved modestly higher as the yield curve steepened. Quality spreads narrowed, while equity markets remained volatile, but ended the year with sharp gains. Financial stocks and other low-quality securities led the way back and information technology (IT) was the standout sector performer. Government spending reached record proportions, and the year ended with cyclical stimulus leading the way and masking structural problems that remain.

Portfolio Review / Current Positioning

The Portfolio’s fundamental orientation, preference for growth visibility and valuation discipline kept it out of many of the high-beta cyclical stocks that outperformed during the year. The re-risking of the market that commenced in March and subsequent outperformance of lower-quality and cyclical industry groups continued into the fourth quarter. As a result, for the period, the Portfolio underperformed the benchmark Russell 1000 Index.

The majority of the Portfolio’s underperformance came from stock selection in consumer discretionary, financials and information technology (IT). Within consumer discretionary, our bias for higher-quality companies hurt during a period in which the market rewarded lower-quality, more cyclically leveraged companies. In financials, our near avoidance of banks was positive, but stock selection in consumer financials, specifically Capital One Financial Corp., detracted. We exited the position by the end of the year. At year-end, we retained our underweight in money center banks and diversified financial companies. Our outlook for financials remains unchanged: there is still too much uncertainty and/or lack of clarity around loan loss provisions and the future business model to justify anything more than an underweight position. With respect to energy, while we still maintain a positive long-term outlook, during the year there was concern about reduced demand caused by the economic slowdown. Our holdings in oil & gas refiners fared poorly as a result. Within consumer discretionary, our bias for higher-quality companies hurt during a period when the market rewarded lower-quality, more cyclically leveraged companies. Finally, many of our resource-based industrial companies fared poorly during this period of weak utility and refinery capital spending.

On the positive side, contributions to performance came from utilities and telecommunication services (telecom). Utilities have generally lagged in the cyclical rally and our underweight helped. Our holdings in telecom were additive, as large telecom firms offer attractive dividend yields supported by likely improving cash flow profiles due to stabilizing capital spending.

We maintain a bias for high quality, favoring companies with premier US and global franchises, balance sheet strength and good earnings visibility. At year-end, we maintain an overweight in healthcare and an underweight in financials. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

Bob Doll, CFA, CPA

Dan Hanson, CFA

Portfolio Managers

BlackRock Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Microsoft Corp.	3.2%
Johnson & Johnson	2.6%
International Business Machines Corp.	2.5%
AT&T, Inc.	2.5%
Exxon Mobil Corp.	2.0%
Oracle Corp.	1.9%
Verizon Communications, Inc.	1.8%
Philip Morris International, Inc.	1.8%
Goldman Sachs Group, Inc. (The)	1.7%
ConocoPhillips Co.	1.7%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	22.0%
Technology	16.0%
Energy	15.7%
Industrials	12.8%
Cyclical	12.1%
Communications	6.3%
Financials	5.0%
Short-Term Investments	4.1%
Basic Materials	2.9%
Utilities	2.2%

2

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

BlackRock Large Cap Core Portfolio managed by

BlackRock Advisors, LLC vs. Russell 1000 Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year	Since Inception[3]
BlackRock Large Cap Core Portfolio—Class A	19.34%	-7.21%	0.45%	-2.37%	—
Class B	19.10%	—	—	—	-10.06%
Class E	19.20%	—	—	—	-9.97%
Russell 1000 Index[1]	28.43%	-5.36%	0.79%	-0.49%	—

The performance of Class A shares will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Index is an unmanaged index which measures the performances of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 3/23/1998. Inception of Class B and Class E shares is 4/30/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.65%	$1,000.00	$1,206.80	$3.62
Hypothetical	0.65%	1,000.00	1,021.93	3.31

Class B
Actual	0.90%	$1,000.00	$1,206.30	$5.00
Hypothetical	0.90%	1,000.00	1,020.67	4.58

Class E
Actual	0.80%	$1,000.00	$1,206.50	$4.45
Hypothetical	0.80%	1,000.00	1,021.17	4.08

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 99.8%
Aerospace & Defense - 5.9%
Goodrich Corp.	180,000	$11,565,000
ITT Corp.	160,000	7,958,400
L-3 Communications Holdings, Inc.	68,900	5,990,855
Lockheed Martin Corp.	180,000	13,563,000
Northrop Grumman Corp.	224,000	12,510,400
Raytheon Co.	240,000	12,364,800

		63,952,455

Beverages - 0.3%
Coca-Cola Co. (The)	50,000	2,850,000

Biotechnology - 1.5%
Amgen, Inc.*	290,000	16,405,300

Building Products - 0.3%
Lennox International, Inc.	74,000	2,888,960

Capital Markets - 1.7%
Goldman Sachs Group, Inc. (The)	110,000	18,572,400

Chemicals - 1.9%
Celanese Corp., Series A	370,000	11,877,000
CF Industries Holdings, Inc.	50,000	4,539,000
Eastman Chemical Co.(a)	40,000	2,409,600
Valspar Corp. (The)(a)	60,000	1,628,400

		20,454,000

Commercial & Professional Services - 0.4%
Avery Dennison Corp.	60,000	2,189,400
Pitney Bowes, Inc.(a)	98,000	2,230,480

		4,419,880

Commercial Banks - 0.2%
Wells Fargo & Co.	80,000	2,159,200

Communications Equipment - 0.3%
Cisco Systems, Inc.*	130,000	3,112,200

Computers & Peripherals - 4.6%
Apple, Inc.*	40,000	8,434,400
Hewlett-Packard Co.	30,000	1,545,300
International Business Machines Corp.	210,000	27,489,000
Western Digital Corp.*	270,000	11,920,500

		49,389,200

Consumer Finance - 0.3%
Discover Financial Services	190,000	2,794,900

Containers & Packaging - 1.7%
Crown Holdings, Inc.*	430,000	10,999,400
Owens-Illinois, Inc.*	210,000	6,902,700

		17,902,100

Diversified Financial Services - 0.7%
Bank of America Corp.	190,000	2,861,400
JPMorgan Chase & Co.	110,000	4,583,700

		7,445,100

Security Description	Shares	Value

Diversified Telecommunication Services - 4.3%
AT&T, Inc.	960,000	$26,908,800
Verizon Communications, Inc.	600,000	19,878,000

		46,786,800

Electric Utilities - 0.5%
NV Energy, Inc.	420,000	5,199,600

Electrical Equipment - 0.4%
General Cable Corp.*(a)	140,000	4,118,800

Energy Equipment & Services - 6.2%
Atwood Oceanics, Inc.*	100,000	3,585,000
Diamond Offshore Drilling, Inc.(a)	120,000	11,810,400
ENSCO International Plc (ADR)	241,000	9,625,540
FMC Technologies, Inc.*	60,000	3,470,400
Nabors Industries, Ltd.*	500,000	10,945,000
National-Oilwell Varco, Inc.	290,000	12,786,100
Oceaneering International, Inc.*	150,000	8,778,000
Pride International, Inc.*(a)	99,000	3,159,090
Unit Corp.*	60,000	2,550,000

		66,709,530

Food & Staples Retailing - 0.1%
Wal-Mart Stores, Inc.	30,000	1,603,500

Food Products - 1.1%
Archer-Daniels-Midland Co.	390,000	12,210,900

Gas Utilities - 0.6%
ONEOK, Inc.	100,000	4,457,000
UGI Corp.	82,000	1,983,580

		6,440,580

Health Care Providers & Services - 11.5%
Aetna, Inc.	370,000	11,729,000
Community Health Systems, Inc.*(a)	190,000	6,764,000
Coventry Health Care, Inc.*	239,000	5,805,310
Health Management Associates, Inc. - Class A*	1,110,000	8,069,700
Health Net, Inc.*	440,000	10,247,600
Humana, Inc.*	270,000	11,850,300
Lincare Holdings, Inc.*(a)	80,000	2,969,600
McKesson Corp.	180,000	11,250,000
Medco Health Solutions, Inc.*	220,000	14,060,200
Tenet Healthcare Corp.*	1,820,000	9,809,800
UnitedHealth Group, Inc.	470,000	14,325,600
Universal Health Services, Inc. - Class B	120,000	3,660,000
WellPoint, Inc.*	230,000	13,406,700

		123,947,810

Health Care Technology - 0.2%
IMS Health, Inc.	90,000	1,895,400

Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc.	650,000	9,698,000

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Household Durables - 0.7%
Garmin, Ltd.(a)	263,000	$8,074,100

Household Products - 0.8%
Kimberly-Clark Corp.	30,000	1,911,300
Procter & Gamble Co. (The)	120,000	7,275,600

		9,186,900

Industrial Conglomerates - 2.1%
3M Co.	200,000	16,534,000
General Electric Co.	380,000	5,749,400

		22,283,400

Insurance - 2.3%
Chubb Corp. (The)	240,000	11,803,200
Travelers Cos., Inc. (The)	270,000	13,462,200

		25,265,400

Internet Software & Services - 1.9%
Google, Inc.-Class A*	10,000	6,199,800
IAC/InterActiveCorp. - Class B*(a)	170,000	3,481,600
VeriSign, Inc.*	470,000	11,392,800

		21,074,200

IT Services - 4.0%
Cognizant Technology Solutions Corp. - Class A*	270,000	12,231,000
Computer Sciences Corp.*	210,900	12,133,077
Fiserv, Inc.*	150,000	7,272,000
Western Union Co. (The)	605,000	11,404,250

		43,040,327

Machinery - 2.3%
Flowserve Corp.	110,000	10,398,300
Joy Global, Inc.	210,000	10,833,900
SPX Corp.	70,000	3,829,000

		25,061,200

Metals & Mining - 1.0%
Walter Energy, Inc.	140,000	10,543,400

Multi-Utilities - 1.2%
CMS Energy Corp.(a)	431,000	6,749,460
NiSource, Inc.	380,000	5,844,400

		12,593,860

Multiline Retail - 5.2%
Dollar Tree, Inc.*	120,000	5,796,000
Kohl’s Corp.*	230,000	12,403,900
Macy’s, Inc.	680,000	11,396,800
Nordstrom, Inc.	310,000	11,649,800
Target Corp.	300,000	14,511,000

		55,757,500

Oil, Gas & Consumable Fuels - 10.1%
Chevron Corp.	230,000	17,707,700
ConocoPhillips Co.	350,000	17,874,500

Security Description	Shares	Value

Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	320,000	$21,820,800
Marathon Oil Corp.	410,000	12,800,200
Murphy Oil Corp.	10,000	542,000
Peabody Energy Corp.	260,000	11,754,600
Tesoro Corp.(a)	593,000	8,035,150
Williams Cos., Inc. (The)	270,000	5,691,600
XTO Energy, Inc.	290,000	13,493,700

		109,720,250

Paper & Forest Products - 1.1%
International Paper Co.	460,000	12,318,800

Personal Products - 1.0%
Estee Lauder Cos., Inc. (The) - Class A	230,000	11,122,800

Pharmaceuticals - 3.6%
Forest Laboratories, Inc.*	70,000	2,247,700
Johnson & Johnson	430,000	27,696,300
Mylan, Inc.*(a)	300,000	5,529,000
Pfizer, Inc.	220,000	4,001,800

		39,474,800

Semiconductors & Semiconductor Equipment - 1.2%
Texas Instruments, Inc.	520,000	13,551,200

Software - 7.5%
BMC Software, Inc.*	290,000	11,629,000
CA, Inc.	498,000	11,185,080
Microsoft Corp.	1,130,000	34,453,700
Oracle Corp.	840,000	20,613,600
Sybase, Inc.*(a)	72,000	3,124,800

		81,006,180

Specialty Retail - 6.4%
Advance Auto Parts, Inc.	270,000	10,929,600
AutoNation, Inc.*(a)	310,000	5,936,500
Best Buy Co., Inc.	120,000	4,735,200
Gap, Inc. (The)	580,000	12,151,000
Guess?, Inc.	30,000	1,269,000
Limited Brands, Inc.	610,000	11,736,400
Ross Stores, Inc.	240,000	10,250,400
TJX Cos., Inc. (The)	340,000	12,427,000

		69,435,100

Tobacco - 1.8%
Philip Morris International, Inc.	400,000	19,276,000

Total Common Stocks (Cost $959,405,878)		1,079,742,032

Short-Term Investments - 4.2%
Mutual Funds - 4.0%
State Street Navigator Securities Lending Prime Portfolio(b)	42,966,426	42,966,426

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value
Repurchase Agreement - 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/2009 at 0.005% to be repurchased at $2,658,001 on 01/04/10 collateralized by $2,665,000 Federal National Mortgage Association at 2.750% due 03/13/14 with a value of $2,711,638	$2,658,000	$2,658,000

Total Short-Term Investments (Cost $45,624,426)		45,624,426

Total Investments - 104.0% (Cost $1,005,030,304)		1,125,366,458

Other Assets and Liabilities (net) - (4.0)%		(43,472,695)

Net Assets - 100.0%		$1,081,893,763

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—adjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,079,742,032	$—	$—	$1,079,742,032
Short-Term Investments
Mutual Funds	42,966,426	—	—	42,966,426
Repurchase Agreement	—	2,658,000	—	2,658,000
Total Short-Term Investments	42,966,426	2,658,000	—	45,624,426
TOTAL INVESTMENTS	$1,122,708,458	$2,658,000	$—	$1,125,366,458

*	See Portfolio of Investments for additional detailed categorizations.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Realized Gain	Change in Unrealized Depreciation	Net Purchases	Balance as of December 31, 2009
Escrowed Shares
Computers & Peripherals	$27	$2,776	$(27)	$(2,776)	$—
Total	$27	$2,776	$(27)	$(2,776)	$—

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$1,122,708,458
Repurchase Agreement	2,658,000
Cash	112
Receivable for shares sold	140,169
Dividends receivable	691,285

Total assets	1,126,198,024

Liabilities
Payables for:
Shares redeemed	659,036
Collateral for securities loaned	42,966,426
Accrued Expenses:
Management fees	540,767
Distribution and service fees - Class B	11,834
Distribution and service fees - Class E	12,926
Administration fees	6,056
Custodian and accounting fees	3,630
Deferred trustees’ fees	7,518
Other expenses	96,068

Total liabilities	44,304,261

Net Assets	$1,081,893,763

Net Assets Represented by
Paid in surplus	$1,619,687,068
Accumulated net realized loss	(672,108,304)
Unrealized appreciation on investments	120,336,154
Undistributed net investment income	13,978,845

Net Assets	$1,081,893,763

Net Assets
Class A	$923,500,532

Class B	56,578,858

Class E	101,814,373

Capital Shares Outstanding
Class A	118,083,672

Class B	7,328,674

Class E	13,102,298

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.82

Class B	7.72

Class E	7.77

(a)	Identified cost of investments, excluding repurchase agreement, was $1,002,372,304.
(b)	Includes securities loaned at value of $44,807,426.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends	$20,608,213
Interest (a)	259,036

Total investment income	20,867,249

Expenses
Management fees	6,084,513
Administration fees	78,249
Custodian and accounting fees	81,593
Distribution and service fees - Class B	104,876
Distribution and service fees - Class E	139,774
Audit and tax services	30,681
Legal	35,796
Trustees’ fees and expenses	22,763
Shareholder reporting	274,527
Insurance	17,654
Miscellaneous	17,935

Total expenses	6,888,361

Net investment income	13,978,888

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(194,294,038)

Net change in unrealized appreciation on investments	349,327,119

Net realized and unrealized gain on investments	155,033,081

Net Increase in Net Assets from Operations	$169,011,969

(a)	Includes net income on securities loaned of $258,886.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$13,978,888	$18,488,315
Net realized loss on investments	(194,294,038)	(264,666,275)
Net change in unrealized appreciation (depreciation) on investments	349,327,119	(468,385,956)

Net increase (decrease) in net assets resulting from operations	169,011,969	(714,563,916)

Distributions to Shareholders
From net investment income
Class A	(16,652,014)	(9,674,115)
Class B	(520,566)	(208,807)
Class E	(1,315,679)	(808,522)
From net realized gains
Class A	—	(63,194,324)
Class B	—	(1,856,247)
Class E	—	(6,473,762)

Net decrease in net assets resulting from distributions	(18,488,259)	(82,215,777)

Capital Share Transactions
Proceeds from shares sold
Class A	19,180,334	139,429,006
Class B	20,703,271	12,084,131
Class E	13,069,964	40,230,320
Net asset value of shares issued through dividend reinvestment
Class A	16,652,014	72,868,439
Class B	520,566	2,065,054
Class E	1,315,679	7,282,284
Cost of shares repurchased
Class A	(280,520,350)	(179,486,847)
Class B	(6,348,716)	(7,229,511)
Class E	(24,498,254)	(61,726,745)

Net increase (decrease) in net assets from capital share transactions	(239,925,492)	25,516,131

Net Decrease in Net Assets	(89,401,782)	(771,263,562)
Net assets at beginning of period	1,171,295,545	1,942,559,107

Net assets at end of period	$1,081,893,763	$1,171,295,545

Undistributed net investment income at end of period	$13,978,845	$18,488,216

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$6.67	$11.14	$11.20		$10.14	$9.05

Income Gain (Loss) from Investment Operations
Net investment income(a)	0.09	0.11	0.09		0.05	0.02
Net realized/unrealized gain (loss) on investments	1.17	(4.10)	0.63		1.37	1.07

Total from investment operations	1.26	(3.99)	0.72		1.42	1.09

Less Distributions
Dividends from net investment income	(0.11)	(0.06)	(0.08)		(0.02)	—
Distributions from net realized capital gains	—	(0.42)	(0.70)		(0.34)	—

Total distributions	(0.11)	(0.48)	(0.78)		(0.36)	—

Net Asset Value, End of Period	$7.82	$6.67	$11.14		$11.20	$10.14

Total Return	19.34%	(37.17)%	6.55%		14.25%	12.04%
Ratio of expenses to average net assets after reimbursement	0.65%	0.62%	0.64%		0.98%	0.91%
Ratio of expenses to average net assets before reimbursement and rebates	0.65%	0.62%	0.65	%(c)	1.04%	0.91%
Ratio of net investment income to average net assets	1.39%	1.20%	0.83%		0.48%	0.23%
Portfolio turnover rate	130.4%	102.8%	87.3%		72.2%	79.0%
Net assets, end of period (in millions)	$923.5	$1,041.2	$1,716.0		$131.0	$131.0

	Class B
	For the Years Ended December 31,
	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$6.58	$11.01	$10.91

Income Gain (Loss) from Investment Operations
Net investment income(a)	0.07	0.08	0.04
Net realized/unrealized gain (loss) on investments	1.16	(4.04)	0.06

Total from investment operations	1.23	(3.96)	0.10

Less Distributions
Dividends from net investment income	(0.09)	(0.05)	—
Distributions from net realized capital gains	—	(0.42)	—

Total distributions	(0.09)	(0.47)	—

Net Asset Value, End of Period	$7.72	$6.58	$11.01

Total Return	19.10%	(37.36)%	0.92%
Ratio of expenses to average net assets after reimbursement	0.90%	0.87%	0.89	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.90%	0.87%	0.89	%*(c)
Ratio of net investment income to average net assets	1.11%	0.96%	0.58	%*
Portfolio turnover rate	130.4%	102.8%	87.3%
Net assets, end of period (in millions)	$56.6	$33.5	$47.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$6.62	$11.07	$10.96

Income Gain (Loss) from Investment Operations
Net investment income(a)	0.08	0.09	0.05
Net realized/unrealized gain (loss) on investments	1.16	(4.07)	0.06

Total from investment operations	1.24	(3.98)	0.11

Less Distributions
Dividends from net investment income	(0.09)	(0.05)	—
Distributions from net realized capital gains	—	(0.42)	—

Total distributions	(0.09)	(0.47)	—

Net Asset Value, End of Period	$7.77	$6.62	$11.07

Total Return	19.20%	(37.30)%	1.00%
Ratio of expenses to average net assets after reimbursement	0.80%	0.77%	0.79	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.80%	0.77%	0.79	%*(c)
Ratio of net investment income to average net assets	1.23%	1.04%	0.69	%*
Portfolio turnover rate	130.4%	102.8%	87.3%
Net assets, end of period (in millions)	$101.8	$96.6	$179.6

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/30/2007.
(c)	Excludes effect of deferred expense reimbursement.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B, and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with BlackRock Advisors, LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

14

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$6,084,513	0.625%	First $250 Million

	0.60%	$250 Million to $500 Million

	0.575%	$500 Million to $1 Billion

	0.55%	$1 Billion to $2 Billion

	0.50%	Over $2 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	156,190,742	3,037,097	2,720,917	(43,865,084)	(38,107,070)	118,083,672
12/31/2008	154,054,548	15,269,290	7,435,555	(20,568,651)	2,136,194	156,190,742

Class B

12/31/2009	5,096,495	3,090,162	85,902	(943,885)	2,232,179	7,328,674
12/31/2008	4,269,640	1,435,421	213,112	(821,678)	826,855	5,096,495

Class E

12/31/2009	14,594,518	1,997,377	216,039	(3,705,636)	(1,492,220)	13,102,298
12/31/2008	16,227,601	4,287,279	747,667	(6,668,029)	(1,633,083)	14,594,518

The Portfolio is authorized to issue an unlimited number of shares.

15

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$1,326,836,370	$—	$1,495,477,594

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,042,535,124	$138,734,902	$(55,903,568)	$82,831,334

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$44,807,426	$42,966,426	$3,043,681	$46,010,107

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$18,488,259	$10,691,484	$—	$71,524,293	$18,488,259	$82,215,777

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Income Tax Information - continued

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$13,986,363	$—	$82,831,334	$(634,603,484)	$(537,785,787)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2010	Expiring 12/31/2011		Expiring 12/31/2016	Expiring 12/31/2017	Total

$193,572,807*	$14,588,867	*	$219,324,203	$207,117,607	$634,603,484

* On May 1, 2006, the BlackRock Large Cap Core Portfolio, a series of The Travelers Series Trust, was reorganized into the BlackRock Large Cap Core Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses which are subject to an annual limitation of $5,495,892.

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

17

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the BlackRock Large Cap Core Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Large Cap Core Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the BlackRock Large Cap Core Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

22

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the BlackRock Large Cap Core Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe one- and three- year periods, and outperformed the median of its Performance Universe for the five- year period ended July 31, 2009. The Board also noted that the Portfolio underperformed its Lipper Index for the one- and three-year periods, but outperformed the Lipper Index for the five-year period. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Index, for the five-year period, and underperformed the Russell 1000 Index for the one- and three-year periods ended August 31, 2009. The Board also took into account management’s discussion of the Portfolio’s recent performance, including the impact of recent market conditions on the Sub-Adviser’s investment style, and the Sub-Adviser’s strong performance over the longer term. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory and its more recent performance was being addressed.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

23

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Large Cap Core Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Large Cap Core Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee

24

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees were above the asset-weighted average of comparable funds until the Portfolio reaches $3 billion in assets, at which point the management fees decrease below the asset-weighted average for all higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Met Investors Series Trust Clarion Global Real Estate Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Managed by ING Clarion Real Estate Securities, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Clarion Global Real Estate Portfolio had a return of 35.12%, 34.74% and 34.96% for Class A, B and E Shares, respectively, versus 38.26% for its benchmark, the FTSE EPRA/NAREIT Developed Index1.

Market Environment / Conditions

The past twelve months have been a period of positive total return for global real estate stocks, which have advanced by more than 38% as improving capital market conditions and improving economic conditions have benefited investors. We entered the year with considerable uncertainty in the forecast for the economy and debt markets. Economic conditions began to improve to the point that most developed countries began to emerge from the worst recession in decades by the end of the year. Recent indicators show that an economic recovery is underway, although it remains challenging to determine the strength and sustainability of the recovery. Gross domestic product (GDP) numbers over the past six months have generally surprised to the upside with a concurrent recovery in the world’s capital markets.

Three major factors have contributed to the turnaround and rally of listed property companies. First, property companies moved decisively to repair their balance sheets as companies raised material amounts of equity. The equity raises were generally well supported given the cheap valuations and began in earnest during the first quarter in Australia, followed by the United Kingdom (U.K.), then, during the second quarter and beyond, in the United States (U.S.). Second, the debt markets began to open for property companies due in part to the equity raising, but also as a result of broader credit market improvements. Particularly in the U.S., listed property companies began to access unsecured debt in the capital markets as spreads began to tighten materially during the second quarter. The balance sheet repair and refinancing of debt continued during the second and third quarters. The third important contributor to the rally in property stocks came as investors turned their attention to the prospect of listed companies growing via potential acquisitions. With newly repaired balance sheets, listed property companies were correctly perceived as being able to potentially take advantage of “buying opportunities” should attractively priced real estate be brought to market. In hindsight, the improvement in sentiment during the year has been stunning in its speed but, in some respects, unsurprising in its eventuality given the pattern of past recessions and recoveries.

Portfolio Review / Current Positioning

While absolute returns were strong during the year, the Portfolio lagged its benchmark as the result of asset allocation decisions, which more than offset positive stock selection. The majority of the Portfolio’s relative underperformance for the year occurred during the second quarter when Asia-Pacific property companies were up 44% versus a total return in the Americas of 31% and in Europe of 26%. In hindsight, we were slow to add to companies and geographies which had been characterized by above-average risk with respect to business model, market or property type, including the developers of Hong Kong, Singapore and Mainland China, and the less than transparent companies of Central and Eastern Europe. Conversely, we remained overweight many of the better-managed, more conservative property companies which generally underperformed for the year. Since the end of the second quarter, the Portfolio has generated performance in-line with benchmark returns, which increases our confidence that we have turned the corner in an unusually volatile year.

Stock selection was generally good in 2009, particularly in the Americas and Europe. Stock selection in the U.S. provided the largest contribution to relative performance during the period and was largely the result of the outperformance by many of the Portfolio’s top holdings within the region, led by the performance of Macerich, Simon Property Group and ProLogis. In Europe, stock selection was positive in most countries and was particularly strong in the U.K., France, Austria and the Netherlands. In the Asia-Pacific region, stock selection detracted from returns in 2009 as the benefit of positive stock selection in Japan was more than offset by underperformance in the Hong Kong and Singapore markets, with the majority of the relative shortfall occurring in the first half of the year. Some of the names we were underweight during the first half of the year that contributed significantly to our relative underperformance included Hong Kong developers Agile Property Holdings and New World Development as well as Singapore developer Keppel Land.

The Portfolio continues to maintain a bias toward high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering transparency, strong balance sheets and experienced management teams.

T. Ritson Ferguson, Chief Investment Officer

Steven D. Burton, Managing Director

Joseph P. Smith, Managing Director

Portfolio Manager

ING Clarion Real Estate Securities, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The

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Managed by ING Clarion Real Estate Securities, LLC

Portfolio Manager Commentary* (continued)

views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Simon Property Group, Inc. (REIT)	5.6%
Sun Hung Kai Properties, Ltd.	5.4%
Westfield Group (REIT)	4.2%
Unibail-Rodamco (REIT)	4.1%
Mitsui Fudosan Co., Ltd.	3.2%
Vornado Realty Trust	2.8%
Mitsubishi Estate Co., Ltd.	2.8%
Land Securities Group Plc (REIT)	2.2%
Macerich Co. (The) (REIT)	2.0%
Wharf Holdings, Ltd. (The)	1.9%

Top Countries

Percent of Portfolio Market Value
United States	39.3%
Hong Kong	11.5%
Australia	9.7%
Japan	9.7%
United Kingdom	8.4%
Others	6.8%
France	6.3%
Cayman Islands	3.1%
Bermuda	2.9%
Singapore	2.3%

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Clarion Global Real Estate Portfolio managed by

ING Clarion Real Estate Securities, LLC vs. FTSE EPRA/NAREIT Developed Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
Clarion Global Real Estate Portfolio—Class A	35.12%	-12.37%	1.06%	5.68%
Class B	34.74%	-12.59%	0.81%	5.42%
Class E	34.96%	-12.49%	0.91%	5.53%
FTSE EPRA/NAREIT Developed Index[1]	38.26%	-12.39%	2.00%	7.50%

The performance of Class A shares will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 5/1/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.71%	$1,000.00	$1,308.74	$4.13
Hypothetical	0.71%	1,000.00	1,021.63	3.62

Class B
Actual	0.96%	$1,000.00	$1,306.43	$5.64
Hypothetical	0.96%	1,000.00	1,020.32	4.94

Class E
Actual	0.86%	$1,000.00	$1,307.38	$5.00
Hypothetical	0.86%	1,000.00	1,020.87	4.38

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 99.1%
Australia - 10.2%
CFS Retail Property Trust (REIT)(a)	2,522,848	$4,270,113
Dexus Property Group (REIT)(a)	22,397,412	16,901,857
Goodman Group (REIT)	24,577,905	13,823,033
GPT Group (REIT)	14,925,900	8,011,116
ING Office Fund(a)	11,135,800	6,325,673
Mirvac Group (REIT)	3,954,897	5,498,615
Stockland (REIT)	4,134,436	14,520,245
Westfield Group (REIT)	4,371,950	48,727,357

		118,078,009

Bermuda - 3.1%
Great Eagle Holdings, Ltd.	1,005,600	2,600,197
Hongkong Land Holdings, Ltd.(a)	4,032,300	19,843,956
Kerry Properties, Ltd.	2,559,500	12,922,862

		35,367,015

Brazil - 0.5%
PDG Realty SA Empreendimentos e Participacoes	559,600	5,483,506

Canada - 2.1%
Calloway Real Estate Investment Trust (REIT)	307,000	5,723,430
Canadian Real Estate Investment Trust (REIT)	87,000	2,254,601
Cominar Real Estate Investment Trust (REIT)	120,800	2,233,617
H&R Real Estate Investment Trust (REIT)	260,000	3,838,509
Primaris Retail Real Estate Investment Trust (REIT)	146,500	2,259,446
RioCan Real Estate Investment Trust (REIT)	386,800	7,336,818

		23,646,421

Cayman Islands - 3.3%
China Resources Land, Ltd.	8,677,736	19,577,038
Glorious Property Holdings, Ltd.*	7,413,000	3,325,780
Longfor Properties*	2,077,100	2,341,255
New World China Land, Ltd.	4,837,950	1,824,306
Shimao Property Holdings, Ltd.	5,711,000	10,710,412

		37,778,791

Channel Islands - 0.2%
Atrium European Real Estate, Ltd.	377,700	2,520,947

China - 0.1%
Shui On Land, Ltd.	2,847,600	1,672,384

France - 6.7%
Gecina S.A. (REIT)	36,270	3,925,322
ICADE (REIT)	11,570	1,100,228
Klepierre (REIT)(a)	408,280	16,606,862
Mercialys (REIT)(a)	226,805	7,978,954
Unibail-Rodamco (REIT)	215,000	47,324,740

		76,936,106

Security Description	Shares	Value

Germany - 0.1%
Deutsche Wohnen AG*	111,790	$1,072,800

Hong Kong - 12.0%
China Overseas Land & Investment, Ltd.	1,101,100	2,302,594
Hang Lung Properties, Ltd.	3,167,100	12,372,948
Henderson Land Development Co., Ltd.	2,772,000	20,723,772
Hysan Development Co. Ltd.	845,500	2,393,927
Link (The)	3,153,500	7,991,982
Sino-Ocean Land Holdings, Ltd.	8,610,100	7,885,897
Sun Hung Kai Properties, Ltd.	4,244,600	62,979,191
Wharf Holdings, Ltd. (The)	3,940,100	22,528,412

		139,178,723

Japan - 10.1%
Aeon Mall Co., Ltd.(a)	132,500	2,565,281
Frontier Real Estate Investment Corp. (REIT)(a)	474	3,360,585
Japan Excellent, Inc. (REIT)(a)	139	617,477
Japan Logistics Fund, Inc. (REIT)	581	4,261,255
Japan Real Estate Investment Corp. (REIT)(a)	572	4,200,597
Kenedix Realty Investment Corp. (REIT)	1,074	2,929,546
Mitsubishi Estate Co., Ltd.	2,028,910	32,197,052
Mitsui Fudosan Co., Ltd.	2,213,874	37,195,136
Nippon Accommodations Fund, Inc. (REIT)	431	2,247,787
Orix JREIT, Inc. (REIT)	621	3,087,826
Sumitomo Realty & Development Co., Ltd.(a)	1,050,900	19,719,671
Top REIT, Inc. (REIT)	138	610,308
United Urban Investment Corp. (REIT)	802	4,220,594

		117,213,115

Luxembourg - 0.3%
ProLogis European Properties*	644,363	3,969,057

Netherlands - 1.6%
Corio N.V. (REIT)	223,102	15,235,805
Eurocommercial Properties N.V.	83,507	3,445,495

		18,681,300

Norway - 1.1%
Norwegian Property ASA*	5,370,350	12,425,179

Singapore - 2.5%
Ascendas Real Estate Investment Trust (REIT)	7,710,246	12,084,036
CapitaCommercial Trust (REIT)	4,413,000	3,654,759
Capitaland, Ltd.	1,511,500	4,480,532
CapitaMall Trust (REIT)	4,500,723	5,711,412
Suntec Real Estate Investment Trust (REIT)(a)	2,660,100	2,546,370

		28,477,109

Sweden - 0.4%
Castellum A.B. (REIT)(a)	502,000	5,065,111

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Switzerland - 0.7%
Swiss Prime Site A.G.	150,820	$8,447,705

United Kingdom - 8.9%
Atrium European Real Estate Ltd.	608,250	4,097,509
British Land Co. Plc (REIT)(a)	2,425,643	18,606,770
Derwent London Plc (REIT)	333,590	7,050,867
Grainger Plc(a)	1,971,170	4,041,536
Great Portland Estates Plc (REIT)	508,400	2,356,773
Hammerson Plc (REIT)	1,802,569	12,249,829
Helical Bar Plc	592,230	3,249,080
Land Securities Group Plc (REIT)	2,294,575	25,164,680
Liberty International Plc (REIT)(a)	1,829,822	15,080,079
Safestore Holdings Plc	2,288,900	6,101,880
Segro Plc (REIT)	772,235	4,265,710

		102,264,713

United States - 35.2%
Acadia Realty Trust (REIT)	206,271	3,479,792
Alexandria Real Estate Equities, Inc. (REIT)(a)	128,200	8,241,978
AMB Property Corp. (REIT)	408,600	10,439,730
Apartment Investment & Management Co. - Class A (REIT)	297,100	4,729,832
AvalonBay Communities, Inc.	156,048	12,813,101
Boston Properties, Inc. (REIT)	150,800	10,114,156
BRE Properties, Inc. - Class A (REIT)(a)	240,346	7,950,646
Camden Property Trust	242,967	10,294,512
Digital Realty Trust, Inc.(a)	229,100	11,519,148
Duke Realty Corp. (REIT)	684,800	8,334,016
Equity Residential (REIT)	240,400	8,120,712
Essex Property Trust, Inc.(a)	56,376	4,715,852
Extra Space Storage, Inc.	195,800	2,261,490
Federal Realty Investment Trust (REIT)	153,834	10,417,639
HCP, Inc.	325,900	9,952,986
Highwoods Properties, Inc. (REIT)	328,078	10,941,401
Host Hotels & Resorts, Inc. (REIT)	1,505,071	17,564,179
Hyatt Hotels Corp. - Class A*	157,600	4,698,056
Kimco Realty Corp. (REIT)	166,700	2,255,451
Liberty Property Trust	451,900	14,465,319
Macerich Co. (The) (REIT)(a)	654,252	23,520,359
Nationwide Health Properties, Inc. (REIT)	424,159	14,921,914
OMEGA Healthcare Investors, Inc. (REIT)	309,600	6,021,720
Pebblebrook Hotel Trust*	72,800	1,602,328
Peoples Choice Financial Corp. (144A)*(b)	60,000	—
ProLogis (REIT)(a)	1,357,900	18,589,651
Public Storage	98,100	7,990,245
Regency Centers Corp. (REIT)	275,000	9,641,500
Simon Property Group, Inc. (REIT)	805,843	64,306,271
SL Green Realty Corp. (REIT)(a)	155,760	7,825,382
Tanger Factory Outlet Centers(a)	196,465	7,660,170
Taubman Centers, Inc. (REIT)(a)	138,813	4,984,775

Security Description	Shares/Par Amount	Value

United States - continued
UDR, Inc. (REIT)(a)	626,575	$10,300,893
Ventas, Inc.	334,700	14,639,778
Vornado Realty Trust	468,769	32,785,704
Weingarten Realty Investors (REIT)	420,800	8,327,632

		406,428,318

Total Common Stocks (Cost $1,055,345,738)		1,144,706,309

Right - 0.0%
Luxembourg - 0.0%
ProLogis European Properties, expire 12/14/09 *(d) (Cost - $0)	644,363	—

Short-Term Investments - 6.1%
Mutual Funds - 5.7%
State Street Navigator Securities Lending Prime Portfolio(c)	65,761,095	65,761,095

Repurchase Agreement - 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $5,088,003 on 01/04/10 collateralized by $5,105,000 Federal National Mortgage Association. at 2.750% due 03/13/14 with a value of $5,194,338.	$5,088,000	5,088,000

Total Short-Term Investments (Cost $70,849,095)		70,849,095

Total Investments - 105.2% (Cost $1,126,194,833)		1,215,555,404

Other Assets and Liabilities (net) -(5.2)%		(59,785,381)

Net Assets - 100.0%		$1,155,770,023

*	Non-income producing security.
(a)	All or portion of security is on loan.
(b)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	Rights Lapsed.

REIT - A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

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Sector Diversification as of December 31, 2009 (Unaudited)

Top Sectors	Percent of Net Assets
Diversified	29.6%
Regional Malls	16.5%
Operating & Development	13.3%
Real Estate	9.2%
Diversified Financial Services	5.3%
Apartments	5.3%
Office	4.0%
Health Care Providers & Services	3.9%
Industrials	3.2%
Management & Services	2.8%

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$118,078,009	$—	$118,078,009
Bermuda	—	35,367,015	—	35,367,015
Brazil	—	5,483,506	—	5,483,506
Canada	23,646,421	—	—	23,646,421
Cayman Islands	—	37,778,791	—	37,778,791
Channel Islands	—	2,520,947	—	2,520,947
China	—	1,672,384	—	1,672,384
France	—	76,936,106	—	76,936,106
Germany	—	1,072,800	—	1,072,800
Hong Kong	—	139,178,723	—	139,178,723
Japan	—	117,213,115	—	117,213,115
Luxembourg	—	3,969,057	—	3,969,057
Netherlands	—	18,681,300	—	18,681,300
Norway	—	12,425,179	—	12,425,179
Singapore	—	28,477,109	—	28,477,109
Sweden	—	5,065,111	—	5,065,111
Switzerland	—	8,447,705	—	8,447,705
United Kingdom	—	102,264,713	—	102,264,713
United States	406,428,318	—	—	406,428,318
Total Common Stocks	430,074,739	714,631,570	—	1,144,706,309
Right
Luxembourg	—	—	—	—
Short-Term Investments
Mutual Funds	65,761,095	—	—	65,761,095
Repurchase Agreement	—	5,088,000	—	5,088,000
Total Short-Term Investments	65,761,095	5,088,000	—	70,849,095
TOTAL INVESTMENTS	$495,835,834	$719,719,570	$—	$1,215,555,404

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$1,210,467,404
Repurchase Agreement	5,088,000
Cash	1,000
Cash denominated in foreign currencies (c)	216,035
Receivable for investments sold	9,083,006
Receivable for shares sold	257,811
Dividends receivable	2,826,197

Total assets	1,227,939,453

Liabilities
Payables for:
Investments purchased	5,225,604
Shares redeemed	370,835
Collateral for securities loaned	65,761,095
Accrued Expenses:
Management fees	603,852
Distribution and service fees - Class B	81,398
Distribution and service fees - Class E	5,068
Administration fees	6,252
Custodian and accounting fees	42,777
Deferred trustees’ fees	7,518
Other expenses	65,031

Total liabilities	72,169,430

Net Assets	$1,155,770,023

Net Assets Represented by
Paid in surplus	$1,555,235,929
Accumulated net realized loss	(531,789,770)
Unrealized appreciation on investments and foreign currency transactions	89,365,345
Undistributed net investment income	42,958,519

Net Assets	$1,155,770,023

Net Assets
Class A	$727,049,726

Class B	388,575,346

Class E	40,144,951

Capital Shares Outstanding
Class A	75,924,812

Class B	40,701,489

Class E	4,196,116

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.58

Class B	9.55

Class E	9.57

(a) Identified cost of investments, excluding repurchase agreement, was $1,121,106,833.

(b) Includes securities loaned at value of $62,054,501.

(c) Identified cost of cash denominated in foreign currencies was $223,145.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$36,135,217
Interest (b)	524,429

Total investment income	36,659,646

Expenses
Management fees	6,047,170
Administration fees	70,954
Custodian and accounting fees	462,128
Distribution and service fees - Class B	777,104
Distribution and service fees - Class E	50,934
Audit and tax services	32,200
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	185,127
Insurance	15,392
Miscellaneous	14,724

Total expenses	7,714,847
Less broker commission recapture	(131,152)

Net expenses	7,583,695

Net investment income	29,075,951

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(282,739,314)
Foreign currency transactions	185,735

Net realized loss on investments and foreign currency transactions	(282,553,579)

Net change in unrealized appreciation (depreciation) on:
Investments	577,723,492
Foreign currency transactions	(4,291)

Net change in unrealized appreciation on investments and foreign currency transactions	577,719,201

Net realized and unrealized gain on investments and foreign currency transactions	295,165,622

Net Increase in Net Assets from Operations	$324,241,573

(a) Net of foreign withholding taxes of $2,427,437.
(b) Includes net income on securities loaned of $522,267.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$29,075,951	$31,088,700
Net realized loss on investments and foreign currency transactions	(282,553,579)	(227,254,371)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	577,719,201	(370,943,992)

Net increase (decrease) in net assets resulting from operations	324,241,573	(567,109,663)

Distributions to Shareholders
From net investment income
Class A	(21,395,042)	(12,871,229)
Class B	(9,985,927)	(6,742,260)
Class E	(1,151,099)	(996,047)
From net realized gains
Class A	—	(62,356,696)
Class B	—	(39,830,003)
Class E	—	(5,590,157)

Net decrease in net assets resulting from distributions	(32,532,068)	(128,386,392)

Capital Share Transactions
Proceeds from shares sold
Class A	120,866,113	301,131,736
Class B	56,009,403	85,885,098
Class E	3,684,574	8,098,339
Net asset value of shares issued through dividend reinvestment
Class A	21,395,042	75,227,925
Class B	9,985,927	46,572,263
Class E	1,151,099	6,586,204
Cost of shares repurchased
Class A	(136,442,146)	(132,676,732)
Class B	(51,766,215)	(97,137,626)
Class E	(8,876,651)	(19,624,926)

Net increase in net assets from capital share transactions	16,007,146	274,062,281

Net Increase (Decrease) in Net Assets	307,716,651	(421,433,774)
Net assets at beginning of period	848,053,372	1,269,487,146

Net assets at end of period	$1,155,770,023	$848,053,372

Undistributed net investment income at end of period	$42,958,519	$30,640,912

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:

	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.40	$14.08	$18.13	$14.15	$12.47

Income (Loss) from Investment Operations
Net investment income(a)	0.24	0.32	0.22	0.28	0.30
Net realized/unrealized gain (loss) on investments	2.21	(5.53)	(2.59)	4.81	1.40

Total from investment operations	2.45	(5.21)	(2.37)	5.09	1.70

Less Distributions
Dividends from net investment income	(0.27)	(0.25)	(0.19)	(0.19)	—
Distributions from net realized capital gains	—	(1.22)	(1.49)	(0.92)	(0.02)

Total distributions	(0.27)	(1.47)	(1.68)	(1.11)	(0.02)

Net Asset Value, End of Period	$9.58	$7.40	$14.08	$18.13	$14.15

Total Return	35.12%	(41.56)%	(14.79)%	37.90%	13.61%
Ratio of expenses to average net assets after reimbursement	0.73%	0.67%	0.62%	0.66%	0.69%
Ratio of expenses to average net assets before reimbursement and rebates	0.73%	0.69%	0.65%	0.70%	0.70%
Ratio of net investment income to average net assets	3.16%	2.91%	1.35%	1.74%	2.27%
Portfolio turnover rate	66.0%	146.2%	110.0%	73.0%	13.5%
Net assets, end of period (in millions)	$727.0	$534.1	$711.9	$627.5	$204.1

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.37	$14.01	$18.06	$14.11	$12.47

Income (Loss) from Investment Operations
Net investment income(a)	0.22	0.29	0.21	0.23	0.26
Net realized/unrealized gain (loss) on investments	2.21	(5.50)	(2.62)	4.81	1.40

Total from investment operations	2.43	(5.21)	(2.41)	5.04	1.66

Less Distributions
Dividends from net investment income	(0.25)	(0.21)	(0.15)	(0.17)	—
Distributions from net realized capital gains	—	(1.22)	(1.49)	(0.92)	(0.02)

Total distributions	(0.25)	(1.43)	(1.64)	(1.09)	(0.02)

Net Asset Value, End of Period	$9.55	$7.37	$14.01	$18.06	$14.11

Total Return	34.74%	(41.67)%	(15.01)%	37.58%	13.29%
Ratio of expenses to average net assets after reimbursement	0.98%	0.92%	0.87%	0.92%	0.94%
Ratio of expenses to average net assets before reimbursement and rebates	0.98%	0.93%	0.90%	0.95%	0.95%
Ratio of net investment income to average net assets	2.90%	2.57%	1.30%	1.43%	2.00%
Portfolio turnover rate	66.0%	146.2%	110.0%	73.0%	13.5%
Net assets, end of period (in millions)	$388.6	$279.2	$484.8	$623.4	$316.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Clarion Global Real Estate Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.38	$14.04	$18.08	$14.13	$12.47

Income (Loss) from Investment Operations
Net investment income(a)	0.23	0.29	0.26	0.25	0.28
Net realized/unrealized gain (loss) on investments	2.22	(5.51)	(2.64)	4.80	1.40

Total from investment operations	2.45	(5.22)	(2.38)	5.05	1.68

Less Distributions
Dividends from net investment income	(0.26)	(0.22)	(0.17)	(0.18)	—
Distributions from net realized capital gains	—	(1.22)	(1.49)	(0.92)	(0.02)

Total distributions	(0.26)	(1.44)	(1.66)	(1.10)	(0.02)

Net Asset Value, End of Period	$9.57	$7.38	$14.04	$18.08	$14.13

Total Return	34.96%	(41.68)%	(14.86)%	37.62%	13.45%
Ratio of expenses to average net assets after reimbursement	0.88%	0.81%	0.76%	0.82%	0.84%
Ratio of expenses to average net assets before reimbursement and rebates	0.88%	0.83%	0.80%	0.85%	0.84%
Ratio of net investment income to average net assets	3.02%	2.62%	1.54%	1.55%	2.14%
Portfolio turnover rate	66.0%	146.2%	110.0%	73.0%	13.5%
Net assets, end of period (in millions)	$40.1	$34.7	$72.7	$119.2	$51.3

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

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Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value on the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held at year end are included in the Portfolio’s Portfolio of Investments.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with ING Clarion Real Estate Securities, LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$6,047,170	0.70%	First $200 Million

	0.65%	$200 Million to $750 Million

	0.55%	Over $750 Million

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	72,177,666	17,353,373	3,423,207	(17,029,434)	3,747,146	75,924,812
12/31/2008	50,556,453	27,654,913	5,746,977	(11,780,677)	21,621,213	72,177,666

Class B

12/31/2009	37,897,348	7,901,309	1,597,748	(6,694,916)	2,804,141	40,701,489
12/31/2008	34,595,270	8,140,621	3,566,023	(8,404,566)	3,302,078	37,897,348

Class E

12/31/2009	4,706,373	520,313	183,882	(1,214,452)	(510,257)	4,196,116
12/31/2008	5,179,996	745,349	503,532	(1,722,504)	(473,623)	4,706,373

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$638,310,609	$—	$614,977,515

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$1,290,395,902	$137,624,591	$(212,465,089)	$(74,840,498)

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$62,054,501	$65,761,095	$—	$65,761,095

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$32,532,068	$20,609,620	$—	$107,776,773	$32,532,068	$128,386,393

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$100,350,772	$—	$(74,838,887)	$(424,970,273)	$(399,458,388)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$193,635,592	$231,334,681	$424,970,273

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Clarion Global Real Estate Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clarion Global Real Estate Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Clarion Global Real Estate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

22

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Clarion Global Real Estate Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-year period and underperformed the benchmark for the three- and five year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance and the fact that the Portfolio’s previous Adviser was replaced on April 28, 2008. The Board also noted the change to the Portfolio’s investment strategy the previous year. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds

23

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

(the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Clarion Global Real Estate Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Clarion Global Real Estate Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

24

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Met Investors Series Trust Dreman Small Cap Value Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Dreman Small Cap Value Portfolio had a return of 29.09% and 28.77% for Class A and B Shares, respectively, versus 20.58% for its benchmark, the Russell 2000 Value Index1.

Market Environment / Conditions

Calendar year 2009 was a tale of two markets: one of panic; the other of recovery. In the panic phase of the market the indices hit lows not seen in a decade. Valuations were depressed and the economic picture looked dismal. During this time we found several attractive investment opportunities. Our low price to earnings process uncovered many sound companies trading at historically low valuation levels. We viewed this precipitous fall in stock prices during the panic phase as a classic market over-reaction and positioned the Portfolio for a rally. The recovery phase of the 2009 market started after the March 9th lows. We saw many of our investments grow 60%, 70% or even 100% in as little as just 6 months. During this amazing run, however, the economic picture remained bleak. Unemployment hovered around 10% and many market pundits thought the consumer was dead. It is interesting to note that the Consumer Discretionary sector in the Russell 2000 Value Index was the second best performing sector (behind Materials), rising 145% from the March 9th low. While the Portfolio participated during the initial stages of this rally, we began to take profits as valuations appeared excessive given the meteoric rise in stock prices. This conservative approach weighed upon returns in the third quarter, causing us to relinquish some of our outperformance from earlier in the year. The positive momentum lasted through the end of the year but with much less volatility then the first three quarters.

Portfolio Review / Current Positioning

The Portfolio’s alpha was generated through both superior stock selection and sector allocation. Our best performing sectors on a relative basis were Financials, Industrials, Energy, Materials, and Consumer Staples. Sectors that detracted from performance were Consumer Discretionary, Information Technology, and Telecommunication Services.

The Financial Sector was the Portfolio’s best relative performing sector; however, it was the worst performing sector from an absolute standpoint. The Financial Sector of the Russell 2000 Value Index posted an average return of -3.02%, making it the only negative return sector in the index. Our strategy to remain underweight the small cap banks proved correct as this industry was down nearly 30% for the year. Stock selection also drove performance in this space. In the Consumer Finance Industry, Cash America, a pawn shop operator, posted a 55% increase over the year. We bought the company in July as investors grew concerned over new legislation on pay day loans, a key component of the company’s business. At that time the stock was trading at just seven times 2010 earnings. Another big winner for the Portfolio was Legg Mason, an asset management company. Legg Mason was bogged down with several issues towards the end of 2008, including underperforming products and capital needs to support its balance sheet. The stock was in a free fall through March of 2009 and actually hit a price of $10.35, a level not seen since 1997. To give some perspective, in 1997 Legg mason had revenues of approximately $640 million and earnings of roughly $0.50 per share. In 2008, the company posted revenues of approximately $4.6 billion and earnings of $1.85 per share. We unfortunately had to sell Legg Mason following a meteoric rise in the stock price that resulted in a market capitalization of the company above our maximum of $4 billion for the Portfolio. One of the Portfolio’s largest detractors was Associated Banc-Corp, down 43% for the year. When we bought the stock we had believed that the company’s aggressive posture in writing off bad loans would portend a faster healing time of their balance sheet. Despite a low price to book valuation, we soon realized that weakening economic conditions would further deteriorate their fragile balance sheet and we sold the stock out of the Portfolio. We remain underweight the Financial Sector.

The Industrial Sector was another strong area for the Portfolio. Our stock selection powered the alpha in this space with many of the Portfolio’s companies posting robust gains. Joy Global, a leading coal mining equipment manufacturer was up over 65%, Gardner Denver, a manufacturer of compressors and vacuums for the fluid transfer process was up over 80% and General Cable, a leading manufacturer of aluminum and copper wires used for the transmission and distribution of power, was up 66%. Curtis-Wright, an Aerospace and Defense company, fell 5% during the year as earnings missed their mark and estimates were revised lower due to order delays in the oil and gas and metal treatment businesses. During the year we added RINO International to the Portfolio. RINO provides waste water treatment and flue gas desulphurization equipment for the iron and steel industry in China as well as anti-oxidation equipment used in the manufacture of hot rolled steel plates. RINO has an attractive valuation trading at just thirteen times the next twelve months earnings and offers a substantial opportunity for the Portfolio to participate in China’s economic development. We remain equal weight the Industrial Sector.

Our underweight coupled with poor stock selection hurt our performance in the Consumer Discretionary Sector. From an absolute standpoint many of our stocks posted strong returns for the year in this sector. Unfortunately, many stocks, including those we believe to be fundamentally flawed, posted better returns. The Auto Components Industry posted a return of nearly 200% for the year in the Russell 2000 Value Index. We held no companies in this space as our fundamental analysis suggested these companies were too levered to the US auto industry which remains in peril, in our opinion. From a positive side, several of the Portfolio’s best stocks came from this sector as Dick’s Sporting Goods, a sporting good retailer, was up over 81%; Radio Shack, a specialty electronics retailer, was up 97%; and Dream Works Animation, a producer of computer animated films, was up 43%. We sold several of our winners early as valuations crept higher. Despite evidence of a still challenged consumer and lofty valuations, the stocks continued their strong momentum through the end of the year. We remain slightly underweight this sector.

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Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, LLC

Portfolio Manager Commentary* (continued)

David Dreman, E. Clifton Hoover Jr., Mark Roach

Portfolio Managers

Dreman Value Management, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Hospitality Properties Trust	1.3%
Gammon Gold, Inc.	1.3%
Jabil Circuit, Inc.	1.3%
Whiting Petroleum Corp.	1.3%
EMCOR Group, Inc.	1.3%
Synaptics, Inc.	1.3%
Washington Federal, Inc.	1.2%
RPM International, Inc.	1.2%
Waddell & Reed Financial, Inc. - Class A	1.2%
Microsemi Corp.	1.2%

Top Sectors

Percent of Portfolio Market Value
Industrials	17.3%
Non-cyclical	15.4%
Financials	14.2%
Short Term Investment	13.5%
Cyclical	9.3%
Energy	9.3%
Technology	6.6%
Basic Materials	5.8%
Utilities	5.1%
Communications	3.5%

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Dreman Small Cap Value Portfolio

Dreman Small Cap Value Portfolio managed by

Dreman Value Management, LLC vs. Russell 2000 Value Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	Since Inception[3]
Dreman Small Cap Value Portfolio—Class A	29.09%	-1.49%	6.62%
Class B	28.77%	—	-1.90%
Russell 2000 Value Index[1]	20.58%	-8.22%	2.02%

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividend and capital gains distributions.

3Inception of Class A shares is 05/02/2005. Inception of Class B shares is 4/28/2008. Index returns are based on an inception date of 05/02/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.89%	$1,000.00	$1,267.21	$5.09
Hypothetical	0.89%	1,000.00	1,020.72	4.53

Class B
Actual	1.14%	$1,000.00	$1,265.72	$6.51
Hypothetical	1.14%	1,000.00	1,019.46	5.80

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 95.8%
Aerospace & Defense - 1.9%
Curtiss-Wright Corp.	69,185	$2,166,874
Esterline Technologies Corp.*	47,025	1,917,209

		4,084,083

Beverages - 0.9%
Central European Distribution Corp.*	65,325	1,855,883

Capital Markets - 2.8%
Investment Technology Group, Inc.*	79,025	1,556,792
Raymond James Financial, Inc.(a)	81,100	1,927,747
Waddell & Reed Financial, Inc. - Class A	82,190	2,510,083

		5,994,622

Chemicals - 3.0%
OM Group, Inc.*	67,200	2,109,408
RPM International, Inc.	123,600	2,512,788
Scotts Miracle-Gro Co. (The) - Class A	48,500	1,906,535

		6,528,731

Commercial & Professional Services - 1.9%
Brink’s Co. (The)	82,375	2,005,008
RINO International Corp.*(a)	74,002	2,046,155

		4,051,163

Commercial Banks - 1.9%
Bank of Hawaii Corp.	46,500	2,188,290
FirstMerit Corp.	99,458	2,003,084

		4,191,374

Communications Equipment - 2.0%
CommScope, Inc.*	79,620	2,112,319
Plantronics, Inc.	85,425	2,219,341

		4,331,660

Computers & Peripherals - 2.2%
Lexmark International, Inc. - Class A*	80,800	2,099,184
Synaptics, Inc.*(a)	88,650	2,717,123

		4,816,307

Construction & Engineering - 2.2%
EMCOR Group, Inc.*	102,770	2,764,513
Tutor Perini Corp.*(a)	113,364	2,049,621

		4,814,134

Consumer Finance - 1.1%
Cash America International, Inc.(a)	68,716	2,402,311

Diversified Consumer Services - 0.7%
Regis Corp.	91,110	1,418,583

Diversified Telecommunication Services - 0.8%
Iowa Telecommunications Services, Inc.	108,140	1,812,426

Electric Utilities - 2.9%
Allete, Inc.	60,525	1,977,957
IDACORP, Inc.	73,445	2,346,568

Security Description	Shares	Value

Electric Utilities - continued
NV Energy, Inc.	165,000	$2,042,700

		6,367,225

Electrical Equipment - 2.0%
General Cable Corp.*(a)	71,815	2,112,797
Regal-Beloit Corp.	43,670	2,268,220

		4,381,017

Electronic Equipment, Instruments & Components - 3.3%
Anixter International, Inc.*(a)	50,535	2,380,199
Jabil Circuit, Inc.	163,050	2,832,178
Park Electrochemical Corp.	72,308	1,998,593

		7,210,970

Energy Equipment & Services - 4.1%
Atwood Oceanics, Inc.*	69,225	2,481,716
Cal Dive International, Inc.*	256,950	1,942,542
Oil States International, Inc.*	56,600	2,223,814
Superior Energy Services, Inc.*	91,905	2,232,373

		8,880,445

Food & Staples Retailing - 1.7%
Nash Finch Co.	52,670	1,953,530
Ruddick Corp.(a)	67,515	1,737,161

		3,690,691

Food Products - 2.6%
Corn Products International, Inc.	59,000	1,724,570
Del Monte Foods Co.	203,185	2,304,118
Ralcorp Holdings, Inc.*	26,510	1,582,912

		5,611,600

Health Care Equipment & Supplies - 2.1%
Inverness Medical Innovations, Inc.*(a)	53,400	2,216,634
Teleflex, Inc.	42,000	2,263,380

		4,480,014

Health Care Providers & Services - 6.1%
Amedisys, Inc.*(a)	46,550	2,260,468
Amsurg Corp.*	100,014	2,202,308
Healthspring, Inc.*	126,740	2,231,892
LifePoint Hospitals, Inc.*	73,190	2,379,407
MEDNAX, Inc.*	35,225	2,117,375
Owens & Minor, Inc.	48,025	2,061,713

		13,253,163

Hotels, Restaurants & Leisure - 3.1%
Brinker International, Inc.	149,375	2,228,675
International Speedway Corp. - Class A	78,730	2,239,868
LIFE TIME FITNESS, Inc.*(a)	89,450	2,229,989

		6,698,532

Household Durables - 2.1%
Helen of Troy, Ltd.*	84,025	2,055,252

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Household Durables - continued
Jarden Corp.	78,275	$2,419,480

		4,474,732

Insurance - 6.6%
Allied World Assurance Holdings, Ltd.	44,000	2,027,080
Argo Group International Holdings, Ltd.*	71,591	2,086,162
Aspen Insurance Holdings, Ltd.	72,200	1,837,490
Endurance Specialty Holdings, Ltd.	57,350	2,135,140
Hanover Insurance Group, Inc. (The)	43,650	1,939,370
Platinum Underwriters Holdings, Ltd.	57,030	2,183,679
Protective Life Corp.	119,230	1,973,256
StanCorp Financial Group, Inc.	3,100	124,062

		14,306,239

IT Services - 1.9%
CACI International, Inc. - Class A*	45,425	2,219,011
DST Systems, Inc.*	44,800	1,951,040

		4,170,051

Leisure Equipment & Products - 0.8%
JAKKS Pacific, Inc.*(a)	148,975	1,805,577

Life Sciences Tools & Services - 2.1%
Mettler-Toledo International, Inc.*	22,300	2,341,277
PerkinElmer, Inc.	103,800	2,137,242

		4,478,519

Machinery - 2.1%
Barnes Group, Inc.	134,880	2,279,472
Gardner Denver, Inc.	52,200	2,221,110

		4,500,582

Marine - 0.9%
Diana Shipping, Inc.*	130,375	1,887,830

Metals & Mining - 4.2%
Gammon Gold, Inc.*	259,200	2,853,792
PAN American Silver Corp.*(a)	103,980	2,475,764
Reliance Steel & Aluminum Co.	42,500	1,836,850
Thompson Creek Metals Co., Inc.*	173,975	2,038,987

		9,205,393

Multi-Utilities - 2.7%
Integrys Energy Group, Inc.(a)	36,490	1,532,215
TECO Energy, Inc.	148,075	2,401,777
Vectren Corp.	74,855	1,847,421

		5,781,413

Oil, Gas & Consumable Fuels - 6.2%
Contango Oil & Gas Co.*	40,500	1,903,905
Forest Oil Corp.*	108,100	2,405,225
St. Mary Land & Exploration Co.	56,255	1,926,171
Tesoro Corp.	157,836	2,138,678

Security Description	Shares	Value

Oil, Gas & Consumable Fuels - continued
W&T Offshore, Inc.	185,695	$2,172,631
Whiting Petroleum Corp.*	39,500	2,822,275

		13,368,885

Professional Services - 0.8%
Kelly Services, Inc.*	151,345	1,805,546

Real Estate Investment Trusts (REITs) - 3.3%
Alexandria Real Estate Equities, Inc.(a)	34,225	2,200,325
Anworth Mortgage Asset Corp.	284,775	1,993,425
Hospitality Properties Trust	123,100	2,918,701

		7,112,451

Road & Rail - 1.9%
Genesee & Wyoming, Inc. - Class A*	66,475	2,169,744
Ryder System, Inc.	47,800	1,967,926

		4,137,670

Semiconductors & Semiconductor Equipment - 1.1%
Microsemi Corp.*	140,700	2,497,425

Software - 3.0%
Jack Henry & Associates, Inc.	81,240	1,878,269
Net 1 UEPS Technologies, Inc.*	108,525	2,107,555
Sybase, Inc.*(a)	55,710	2,417,814

		6,403,638

Specialty Retail - 0.9%
RadioShack Corp.	101,537	1,979,972

Textiles, Apparel & Luxury Goods - 1.9%
Hanesbrands, Inc.*(a)	90,300	2,177,133
Wolverine World Wide, Inc.	74,700	2,033,334

		4,210,467

Thrifts & Mortgage Finance - 1.2%
Washington Federal, Inc.	132,525	2,563,034

Tobacco - 1.9%
Universal Corp.(a)	47,600	2,171,036
Vector Group, Ltd.(a)	134,475	1,882,650

		4,053,686

Trading Companies & Distributors - 0.9%
GATX Corp.(a)	71,205	2,047,143

Total Common Stocks (Cost $174,607,731)		207,665,187

Short-Term Investments - 15.0%
Mutual Funds - 10.9%
State Street Navigator Securities Lending Prime Portfolio (b)	23,595,325	23,595,325

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreement - 4.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/2009 at 0.005% to be repurchased at $8,854,005 on 01/04/10 collateralized by $8,900,000 Federal National Mortgage Association at 3.000% due 01/13/14 with a value of $9,033,500.	$8,854,000	$8,854,000

Total Short-Term Investments (Cost $32,449,325)		32,449,325

Total Investments - 110.8% (Cost $207,057,056)		240,114,512

Other Assets and Liabilities (net) - (10.8)%		(23,494,999)

Net Assets - 100.0%		$216,619,513

*	Non-income producing security.
(a)	All or portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$207,665,187	$—	$—	$207,665,187
Short-Term Investments
Mutual Funds	23,595,325	—	—	23,595,325
Repurchase Agreement	—	8,854,000	—	8,854,000
Total Short-Term Investments	23,595,325	8,854,000	—	32,449,325
TOTAL INVESTMENTS	$231,260,512	$8,854,000	$—	$240,114,512

*	See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Dreman Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$231,260,512
Repurchase Agreement	8,854,000
Cash	766
Receivable for shares sold	122,169
Dividends receivable	208,362
Interest receivable	1

Total assets	240,445,810

Liabilities
Payables for:
Investments purchased	47,987
Shares redeemed	25,411
Collateral for securities loaned	23,595,325
Accrued Expenses:
Management fees	141,390
Distribution and service fees - Class B	1,460
Administration fees	1,528
Custodian and accounting fees	1,171
Deferred trustees’ fees	7,518
Other expenses	4,507

Total liabilities	23,826,297

Net Assets	$216,619,513

Net Assets Represented by
Paid in surplus	$232,181,155
Accumulated net realized loss	(50,412,033)
Unrealized appreciation on investments	33,057,456
Undistributed net investment income	1,792,935

Net Assets	$216,619,513

Net Assets
Class A	$209,353,614

Class B	7,265,899

Capital Shares Outstanding
Class A	16,724,192

Class B	582,410

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.52

Class B	12.48

(a) Identified cost of investments, excluding repurchase agreement, was $198,203,056.
(b) Includes securities loaned at value of $23,022,675.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$3,262,883
Interest (b)	243,316

Total investment income	3,506,199

Expenses
Management fees	1,415,095
Administration fees	16,733
Custodian and accounting fees	28,209
Distribution and service fees - Class B	8,907
Audit and tax services	31,003
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	33,910
Insurance	1,326
Miscellaneous	7,872

Total expenses	1,602,169

Net investment income	1,904,030

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(22,710,560)
Foreign currency transactions	220

Net realized loss on investments and foreign currency transactions	(22,710,340)

Net change in unrealized appreciation on:
Investments	69,785,109
Foreign currency transactions	250

Net change in unrealized appreciation on investments and foreign currency transactions	69,785,359

Net realized and unrealized gain on investments and foreign currency transactions	47,075,019

Net Increase in Net Assets from Operations	$48,979,049

(a) Net of foreign withholding taxes of $723.
(b) Includes net income on securities loaned of $242,395.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,904,030	$2,452,410
Net realized loss on investments, futures contracts and foreign currency transactions	(22,710,340)	(27,513,264)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	69,785,359	(28,980,442)

Net increase (decrease) in net assets resulting from operations	48,979,049	(54,041,296)

Distributions to Shareholders
From net investment income
Class A	(1,773,690)	(1,803,717)
Class B	(19,643)	—
From net realized gains
Class A	—	(6,775,539)
Class B	—	—

Net decrease in net assets resulting from distributions	(1,793,333)	(8,579,256)

Capital Share Transactions
Proceeds from shares sold
Class A	36,503,884	66,519,605
Class B	5,559,941	1,113,178
Net asset value of shares issued through dividend reinvestment
Class A	1,773,690	8,579,256
Class B	19,643	—
Cost of shares repurchased
Class A	(49,216,199)	(63,248,091)
Class B	(522,989)	(185,186)

Net increase (decrease) in net assets from capital share transactions	(5,882,030)	12,778,762

Net Decrease in Net Assets	41,303,686	(49,841,790)
Net assets at beginning of period	175,315,827	225,157,617

Net assets at end of period	$216,619,513	$175,315,827

Undistributed net investment income at end of period	$1,792,935	$1,755,424

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007		2006	2005(b)
Net Asset Value, Beginning of Period	$9.80	$13.57	$13.77		$11.20	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.11	0.14	0.12		0.13	0.07
Net realized/unrealized gain (loss) on investments	2.70	(3.44)	(0.25)		2.57	1.30

Total from investment operations	2.81	(3.30)	(0.13)		2.70	1.37

Less Distributions
Dividends from net investment income	(0.09)	(0.10)	—		(0.06)	(0.05)
Distributions from net realized capital gains	—	(0.37)	(0.07)		(0.07)	(0.12)

Total distributions	(0.09)	(0.47)	(0.07)		(0.13)	(0.17)

Net Asset Value, End of Period	$12.52	$9.80	$13.57		$13.77	$11.20

Total Return	29.09%	(25.22)%	(0.97)%		24.23%	13.56%
Ratio of expenses to average net assets after reimbursement	0.89%	0.86%	0.92%		1.10%	1.10%*
Ratio of expenses to average net assets before reimbursement and rebates	0.89%	0.86%	0.95	%(c)	1.40%	3.83%*
Ratio of net investment income to average net assets	1.07%	1.17%	0.89%		0.99%	0.86%*
Portfolio turnover rate	59.9%	73.6%	69.6%		62.0%	55.0%
Net assets, end of period (in millions)	$209.4	$174.5	$225.2		$83.6	$5.0

	Class B
	For the Years Ended December 31,
	2009	2008(d)
Net Asset Value, Beginning of Period	$9.79	$13.02

Income (Loss) from Investment Operations
Net investment income(a)	0.09	0.11
Net realized/unrealized gain (loss) on investments	2.69	(3.34)

Total from investment operations	2.78	(3.23)

Less Distributions
Dividends from net investment income	(0.09)	—
Distributions from net realized capital gains	—	—

Total distributions	(0.09)	—

Net Asset Value, End of Period	$12.48	$9.79

Total Return	28.77%	(24.81)%
Ratio of expenses to average net assets after reimbursement	1.14%	1.16%*
Ratio of expenses to average net assets before reimbursement and rebates	1.14%	1.16%*
Ratio of net investment income to average net assets	0.79%	1.50%*
Portfolio turnover rate	59.9%	73.6%
Net assets, end of period (in millions)	$7.3	$0.8

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/02/2005.
(c)	Excludes effect of deferred expense reimbursement.
(d)	Commencement of operations—4/28/2008.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Dreman Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

12

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision

13

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Dreman Value Management, LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,415,095	0.800%	First $100 Million

	0.775%	$100 Million to $500 Million

	0.750%	$500 Million to $1 Billion

	0.725%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

1.10%	1.35%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares.

However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a

14

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	17,801,446	3,708,000	197,077	(4,982,331)	(1,077,254)	16,724,192
12/31/2008	16,587,405	5,538,196	655,405	(4,979,560)	1,214,041	17,801,446

Class B

12/31/2009	84,037	543,873	2,187	(47,687)	498,373	582,410
04/28/2008-12/31/2008	—	99,657	—	(15,620)	84,037	84,037

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$—	$101,530,938	$—	$108,829,733

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$213,932,719	$40,932,292	$(14,750,499)	$26,181,793

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$23,022,675	$23,595,325	$130	$23,595,455

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$1,793,333	$6,273,503	$—	$2,305,753	$1,793,333	$8,579,256

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$1,800,453	$—	$26,181,793	$(43,536,370)	$(15,554,124)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$21,896,444	$21,639,926	$43,536,370

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

16

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Dreman Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreman Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Dreman Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

21

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Dreman Small Cap Value Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board further considered that the Portfolio also outperformed its benchmark, the Russell 2000 Value Index, for the one- and three-year periods ended August 31, 2009. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

22

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Dreman Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Dreman Small Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were slightly above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution

23

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio Annual Report	December 31, 2009

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* Not all MetLife products offer eDelivery at this time. ** Your internet provider may impose fees for this service. L0210086208[0911]

Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

Performance Review

For the year ended December 31, 2009, the Goldman Sachs Mid Cap Value Portfolio had a return of 32.67% and 32.30% for Class A and B Shares, respectively, verus its 34.21% for its benchmark, the Russell Midcap Value Index1.

Market Environment / Conditions

In 2009, U.S. equity markets oscillated between extremes of fear and exuberance. The credit crisis from 2008 spilled into the first quarter, as the nation’s financial system experienced an extremely challenging period. As governments around the world coordinated a response to the financial crisis, extinction risk was removed for many companies. Stocks rallied sharply off of the March 9th trough into the second and third quarters. Propelled by investors’ renewed appetite for risk, markets were driven by the most battered names from the first quarter. Markets continued to experience gains through the end of the year, albeit less pronounced. The economy showed encouraging signs of stabilization and improvement. However, despite some positive economic data, concerns about the elevated unemployment rate of 10%, the Federal Reserve Board’s (the “Fed”) outlook on interest rates, and the strength of the U.S. dollar continue to weigh on the markets.

The S&P 500 Index returned 26.46% in 2009. All sectors ended the year in highly positive territory, and growth stocks outpaced the gains of value stocks.

Within the value space, mid-cap stocks experienced the most dramatic rise in 2009, with gains of over 34% for the year. Market trends were particularly pronounced in the mid- cap value index. Over 40% of the Russell Midcap Value Index consists of the Consumer Discretionary and Financials sectors, which climbed over 148% and 91%, respectively, from their March 9th lows. These sectors contain some of the most credit or economic sensitive companies, including real estate investment trusts, retailers, autos, media, and hotels, many of which rebounded dramatically in the recent risk-charged rally despite the absence of catalysts or improving fundamentals.

Portfolio Review / Current Positioning

Throughout this market cycle, our disciplined focus on quality, cash generating companies with strong balance sheets and disciplined management teams has led to strong, long term performance. Consistent with the historical patterns of our strategy, our quality-biased approach served us well as markets declined, as experienced in the first quarter, but was challenged in the subsequent euphoric environment post March 9th. Despite the extreme rally that was particularly pronounced in the mid-cap space, the Portfolio finished approximately in line for the year (gross) relative to the Russell Mid Cap Value Index. In the portfolio, our stock selection was strong in Energy and Materials, while our select holdings in Consumer Discretionary and Technology detracted from performance.

During the year, shares of some of our retailers, including JCPenney Co, Inc. (0.8%)., were among our detractors, due to market concerns over consumer sales trends. We believe that the current environment presents a tremendous opportunity to add great franchises to the portfolio at compelling valuations, as many companies with strong balance sheets and disciplined management have lagged in the recent rally. Within Financials, we continue to favor insurance companies with opportunity for pricing improvement and market share gains due to decreased competition. As such, we added to W.R. Berkley Corp. (2.1%) on weakness. Stock selection was the strongest in the Energy sector. Several of our holdings experienced double-digit gains that surpassed the mid single digit gains of the market. Two such examples were exploration and production companies Whiting Petroleum Corp. (1.7% of the Portfolio) and Newfield Exploration Co. (2.9%), whose shares were boosted by the announcement of a major acquisition in the industry signaling potential future consolidation, in addition to improving energy prices during the latter part of the fourth quarter.

Team Managed

Andrew Braun

Sean Gallagher

Dolores Bamford, CFA

Scott Carroll, CFA

Goldman Sachs Asset Management, L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Newfield Exploration Co.	2.9%
DISH Network Corp. - Class A	2.2%
W.R. Berkley Corp.	2.1%
Invesco, Ltd.	1.9%
Whiting Petroleum Corp.	1.7%
PPL Corp.	1.6%
Cliffs Natural Resources, Inc.	1.6%
United States Steel Corp.	1.6%
Newell Rubbermaid, Inc.	1.6%
CommScope, Inc.	1.5%

Top Sectors

Percent of Portfolio Market Value
Basic Materials	25.2%
Short-Term Investments	11.6%
Communications	10.8%
Cyclical	9.1%
Non-Cyclical	8.7%
Energy	8.5%
Financials	7.8%
Industrials	7.5%
Technology	7.3%
Utilities	3.5%

2

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Goldman Sachs Mid Cap Value Portfolio managed by

Goldman Sachs Asset Management, L.P. vs. Russell Midcap Value Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
Goldman Sachs Mid Cap Value Portfolio—Class A	32.67%	-4.22%	2.83%	5.99%
Class B	32.30%	-4.46%	2.57%	5.73%
Russell Midcap Value Index[1]	34.21%	-6.62%	1.98%	5.47%

The performance of Class B shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 5/1/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.70%	$1,000.00	$1,264.90	$4.00
Hypothetical	0.70%	1,000.00	1,021.68	3.57

Class B
Actual	0.95%	$1,000.00	$1,262.10	$5.42
Hypothetical	0.95%	1,000.00	1,020.42	4.84

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.2%
Aerospace & Defense - 0.6%
BE Aerospace, Inc.*	134,590	$3,162,865

Auto Components - 0.8%
Johnson Controls, Inc.	154,087	4,197,330

Automobiles - 1.1%
Harley-Davidson, Inc.	234,030	5,897,556

Beverages - 1.1%
Molson Coors Brewing Co. - Class B	123,070	5,557,841

Biotechnology - 0.8%
Biogen Idec, Inc.*	74,393	3,980,026

Capital Markets - 3.3%
Invesco, Ltd.	425,942	10,005,378
Janus Capital Group, Inc.	256,430	3,448,983
Raymond James Financial, Inc.(a)	149,420	3,551,713

		17,006,074

Chemicals - 2.9%
FMC Corp.	88,990	4,962,082
Huntsman Corp.	670,940	7,574,913
Terra Industries, Inc.	73,429	2,363,680

		14,900,675

Commercial & Professional Services - 1.7%
Corrections Corp. of America*	172,250	4,228,737
Republic Services, Inc.	167,434	4,740,057

		8,968,794

Commercial Banks - 4.3%
Comerica, Inc.	213,360	6,309,055
First Horizon National Corp.	185,527	2,486,056
M&T Bank Corp.(a)	59,797	3,999,821
Marshall & Ilsley Corp.	687,550	3,747,147
SunTrust Banks, Inc.(a)	275,640	5,592,736

		22,134,815

Communications Equipment - 1.5%
CommScope, Inc.*	299,068	7,934,274

Computers & Peripherals - 1.1%
Lexmark International, Inc. - Class A*	80,620	2,094,508
QLogic Corp.*	188,200	3,551,334

		5,645,842

Construction & Engineering - 0.0%
Fluor Corp.	4,620	208,085

Construction Materials - 1.0%
Vulcan Materials Co.(a)	93,493	4,924,276

Consumer Finance - 1.3%
SLM Corp.*	606,764	6,838,230

Containers & Packaging - 0.6%
Pactiv Corp.*	138,010	3,331,561

Security Description	Shares	Value

Diversified Telecommunication Services - 1.2%
CenturyTel, Inc.	103,471	$3,746,685
Clearwire Corp. - Class A*(a)	367,430	2,483,827

		6,230,512

Electric Utilities - 6.2%
DPL, Inc.	212,872	5,875,267
Edison International	196,006	6,817,089
FirstEnergy Corp.	80,351	3,732,304
Great Plains Energy, Inc.	66,730	1,293,895
Northeast Utilities	54,900	1,415,871
NV Energy, Inc.	246,330	3,049,565
Pinnacle West Capital Corp.	44,490	1,627,444
PPL Corp.	258,990	8,367,967

		32,179,402

Electrical Equipment - 0.7%
Cooper Industries PLC - Class A	81,643	3,481,258

Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp. - Class A	76,393	3,527,829

Energy Equipment & Services - 3.2%
Core Laboratories N.V.(a)	27,340	3,229,401
Dril-Quip, Inc.*	129,595	7,319,525
Oil States International, Inc.*	154,000	6,050,660

		16,599,586

Food & Staples Retailing - 0.7%
BJ’s Wholesale Club, Inc.*(a)	108,680	3,554,923

Food Products - 0.6%
J.M. Smucker Co. (The)	48,746	3,010,066

Health Care Equipment & Supplies - 2.8%
C.R. Bard, Inc.	65,070	5,068,953
Edwards Lifesciences Corp.*	50,397	4,376,979
Kinetic Concepts, Inc.*(a)	131,938	4,967,466

		14,413,398

Health Care Providers & Services - 1.5%
Aetna, Inc.	240,630	7,627,971

Hotels, Restaurants & Leisure - 0.8%
Starwood Hotels & Resorts Worldwide, Inc.(a)	109,980	4,021,969

Household Durables - 3.1%
Mohawk Industries, Inc.*(a)	43,876	2,088,498
Newell Rubbermaid, Inc.	537,645	8,070,051
NVR, Inc.*(a)	8,578	6,096,470

		16,255,019

Household Products - 0.5%
Clorox Co.	41,590	2,536,990

Insurance - 12.2%
Arch Capital Group, Ltd.*	63,487	4,542,495
Everest Reinsurance Group, Ltd.	83,136	7,123,093
Genworth Financial, Inc. - Class A*	325,810	3,697,944

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Insurance - continued
Hartford Financial Services Group, Inc. (The)	303,070	$7,049,408
Lincoln National Corp.	104,017	2,587,943
Marsh & McLennan Cos., Inc.	328,453	7,252,242
Principal Financial Group, Inc.	328,080	7,887,043
Progressive Corp. (The)*	356,753	6,417,986
W.R. Berkley Corp.	436,031	10,743,804
XL Capital, Ltd. - Class A	333,930	6,120,937

		63,422,895

Internet & Catalog Retail - 0.9%
Liberty Media Corp. - Interactive - Class A*	442,590	4,797,676

Internet Software & Services - 1.4%
IAC/InterActiveCorp. - Class B*(a)	359,730	7,367,270

Machinery - 4.5%
Cummins, Inc.	111,090	5,094,587
Eaton Corp.	113,493	7,220,425
Parker Hannifin Corp.	95,984	5,171,618
Pentair, Inc.	96,570	3,119,211
Snap-on, Inc.	66,206	2,797,866

		23,403,707

Media - 3.6%
CBS Corp. - Class B	497,470	6,989,453
DISH Network Corp. - Class A	556,410	11,556,636

‘		18,546,089

Metals & Mining - 3.2%
Cliffs Natural Resources, Inc.	180,110	8,301,270
United States Steel Corp.(a)	147,580	8,134,609

		16,435,879

Multi-Utilities - 2.3%
Alliant Energy Corp.	85,800	2,596,308
CMS Energy Corp.(a)	361,923	5,667,714
SCANA Corp.	50,670	1,909,246
Xcel Energy, Inc.	82,160	1,743,435

		11,916,703

Multiline Retail - 0.8%
JC Penney Co., Inc.	156,364	4,160,846

Oil, Gas & Consumable Fuels - 8.5%
Atlas Energy, Inc.	146,210	4,411,156
Concho Resources, Inc.*	130,130	5,842,837
EXCO Resources, Inc.	238,030	5,053,377
Newfield Exploration Co.*	311,594	15,028,178
Range Resources Corp.	103,006	5,134,849
Whiting Petroleum Corp.*	124,060	8,864,087

		44,334,484

Paper & Forest Products - 1.1%
International Paper Co.	220,000	5,891,600

Real Estate Investment Trusts (REITs) - 6.3%
Alexandria Real Estate Equities, Inc.(a)	66,988	4,306,658
AvalonBay Communities, Inc.	55,040	4,519,334
Boston Properties, Inc.	91,828	6,158,904
Digital Realty Trust, Inc.(a)	88,870	4,468,384

Security Description	Shares/Par Amount	Value

Real Estate Investment Trusts (REITs) - continued
Douglas Emmett, Inc.	230,168	$3,279,894
Essex Property Trust, Inc.(a)	48,032	4,017,877
Host Hotels & Resorts, Inc.	530,957	6,196,268

		32,947,319

Road & Rail - 1.4%
Kansas City Southern*	111,630	3,716,163
Ryder System, Inc.	84,780	3,490,392

		7,206,555

Semiconductors & Semiconductor Equipment - 1.6%
ON Semiconductor Corp.*	578,090	5,092,973
Teradyne, Inc.*(a)	315,020	3,380,165

		8,473,138

Software - 1.1%
Parametric Technology Corp.*	352,350	5,757,399

Specialty Retail - 1.6%
TJX Cos., Inc. (The)	97,420	3,560,701
Urban Outfitters, Inc.*	137,110	4,797,479

		8,358,180

Textiles, Apparel & Luxury Goods - 0.3%
Fossil, Inc.*	43,120	1,447,107

Wireless Telecommunication Services - 1.3%
Sprint Nextel Corp.*	1,793,802	6,565,316

Total Common Stocks (Cost $442,462,548)		499,159,330

Right - 0.0%
Diversified Telecommunication Services - 0.0%
Clearwire Corp., expire 6/21/10(a)* (Cost - $0)	367,430	146,972

Short-Term Investments - 12.7%
Mutual Funds - 8.9%
State Street Navigator Securities Lending Prime Portfolio(b)	46,053,953	46,053,953

Repurchase Agreement - 3.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $19,695,011 on 01/04/10 collateralized by $19,320,000 Federal Home Loan Bank at 5.625% due 03/14/36 with a value of $20,092,800	$19,695,000	19,695,000

Total Short-Term Investments (Cost $65,748,953)		65,748,953

Total Investments - 108.9% (Cost $508,211,501)		565,055,255

Other Assets and Liabilities (net) - (8.9)%		(46,006,240)

Net Assets - 100.0%		$519,049,015

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$499,159,330	$—	$—	$499,159,330
Right
Diversified Telecommunication Services	146,972	—	—	146,972
Short-Term Investments
Mutual Funds	46,053,953	—	—	46,053,953
Repurchase Agreement	—	19,695,000	—	19,695,000
Total Short-Term Investments	46,053,953	19,695,000	—	65,748,953
TOTAL INVESTMENTS	$545,360,255	$19,695,000	$—	$565,055,255

*	See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$545,360,255
Repurchase Agreement	19,695,000
Cash	931
Receivable for investments sold	1,633,152
Receivable for shares sold	50,663
Dividends receivable	646,805
Interest receivable	3

Total assets	567,386,809

Liabilities
Payables for:
Investments purchased	1,874,004
Shares redeemed	45,974
Collateral for securities loaned	46,053,953
Accrued Expenses:
Management fees	312,355
Distribution and service fees - Class B	23,114
Administration fees	3,062
Custodian and accounting fees	4,046
Deferred trustees’ fees	7,518
Other expenses	13,768

Total liabilities	48,337,794

Net Assets	$519,049,015

Net Assets Represented by
Paid in surplus	$576,600,529
Accumulated net realized loss	(120,622,274)
Unrealized appreciation on investments	56,843,754
Undistributed net investment income	6,227,006

Net Assets	$519,049,015

Net Assets
Class A	$409,351,872

Class B	109,697,143

Capital Shares Outstanding
Class A	39,337,963

Class B	10,550,579

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.41

Class B	10.40

(a)	Identified cost of investments, excluding repurchase agreement, was $488,516,501.
(b)	Includes securities loaned at value of $44,788,397.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$9,681,029
Interest (b)	299,720

Total investment income	9,980,749

Expenses
Management fees	3,055,200
Administration fees	33,926
Custodian and accounting fees	32,544
Distribution and service fees - Class B	243,786
Audit and tax services	31,003
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	29,274
Insurance	6,482
Miscellaneous	10,840

Total expenses	3,502,169
Less broker commission recapture	(195,993)

Net expenses	3,306,176

Net investment income	6,674,573

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(47,029,537)

Net change in unrealized appreciation on investments	167,333,988

Net realized and unrealized gain on investments	120,304,451

Net Increase in Net Assets from Operations	$126,979,024

(a)	Net of foreign withholding taxes of $583.
(b)	Includes net income on securities loaned of $298,554.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$6,674,573	$7,282,399
Net realized loss on investments	(47,029,537)	(73,681,520)
Net change in unrealized appreciation (depreciation) on investments	167,333,988	(135,779,302)

Net increase (decrease) in net assets resulting from operations	126,979,024	(202,178,423)

Distributions to Shareholders
From net investment income
Class A	(4,893,374)	(3,729,926)
Class B	(1,211,267)	(1,209,963)
From net realized gains
Class A	—	(28,189,463)
Class B	—	(13,093,820)

Net decrease in net assets resulting from distributions	(6,104,641)	(46,223,172)

Capital Share Transactions
Proceeds from shares sold
Class A	53,098,873	79,814,056
Class B	1,443,186	10,724,237
Net asset value of shares issued through dividend reinvestment
Class A	4,893,374	31,919,389
Class B	1,211,267	14,303,783
Cost of shares repurchased
Class A	(21,825,246)	(41,671,191)
Class B	(16,672,138)	(49,330,322)

Net increase in net assets from capital share transactions	22,149,316	45,759,952

Net Increase (Decrease) in Net Assets	143,023,699	(202,641,643)
Net assets at beginning of period	376,025,316	578,666,959

Net assets at end of period	$519,049,015	$376,025,316

Undistributed net investment income at end of period	$6,227,006	$6,165,981

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.99	$13.57	$14.43	$12.54	$11.94

Income (Loss) from Investment Operations:
Net investment income(a)	0.14	0.17	0.18	0.14	0.15
Net realized/unrealized gain (loss) on investments	2.42	(4.65)	0.39	1.86	1.38

Total from investment operations	2.56	(4.48)	0.57	2.00	1.53

Less Distributions
Dividends from net investment income	(0.14)	(0.13)	(0.10)	—	(0.11)
Distributions from net realized capital gains	—	(0.97)	(1.33)	(0.11)	(0.82)

Total distributions	(0.14)	(1.10)	(1.43)	(0.11)	(0.93)

Net Asset Value, End of Period	$10.41	$7.99	$13.57	$14.43	$12.54

Total Return	32.67%	(35.92)%	3.37%	16.02%	12.76%
Ratio of expenses to average net assets after reimbursement	0.77%	0.75%	0.75%	0.79%	0.79%
Ratio of expenses to average net assets before reimbursement and rebates	0.77%	0.75%	0.77%	0.81%	0.79%
Ratio of net investment income to average net assets	1.64%	1.56%	1.27%	1.02%	1.15%
Portfolio turnover rate	116.0%	98.5%	83.6%	67.2%	51.4%
Net assets, end of period (in millions)	$409.4	$278.9	$383.0	$277.9	$285.0

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.97	$13.53	$14.40	$12.55	$11.95

Income (Loss) from Investment Operations:
Net investment income(a)	0.12	0.14	0.14	0.11	0.11
Net realized/unrealized gain (loss) on investments	2.42	(4.64)	0.39	1.85	1.39

Total from investment operations	2.54	(4.50)	0.53	1.96	1.50

Less Distributions
Dividends from net investment income	(0.11)	(0.09)	(0.07)	—	(0.08)
Distributions from net realized capital gains	—	(0.97)	(1.33)	(0.11)	(0.82)

Total distributions	(0.11)	(1.06)	(1.40)	(0.11)	(0.90)

Net Asset Value, End of Period	$10.40	$7.97	$13.53	$14.40	$12.55

Total Return	32.30%	(36.07)%	3.10%	15.69%	12.54%
Ratio of expenses to average net assets after reimbursement	1.02%	1.00%	1.00%	1.05%	1.03%
Ratio of expenses to average net assets before reimbursement and rebates	1.02%	1.01%	1.02%	1.07%	1.03%
Ratio of net investment income to average net assets	1.37%	1.26%	0.97%	0.83%	0.87%
Portfolio turnover rate	116.0%	98.5%	83.6%	67.2%	51.4%
Net assets, end of period (in millions)	$109.7	$97.1	$195.7	$192.6	$137.1

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Goldman Sachs Asset Management, L.P. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

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Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$3,055,200	0.75%	First $200 Million

	0.70%	Over $200 Million

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

During the year ended December 31, 2009 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

Goldman Sachs & Co.	$61,612

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	34,897,498	6,380,780	646,417	(2,586,732)	4,440,465	39,337,963
12/31/2008	28,220,667	7,702,793	2,574,144	(3,600,106)	6,676,831	34,897,498

Class B

12/31/2009	12,177,906	177,141	160,009	(1,964,477)	(1,627,327)	10,550,579
12/31/2008	14,463,348	877,593	1,154,462	(4,317,497)	(2,285,442)	12,177,906

The Portfolio is authorized to issue an unlimited number of shares.

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Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$481,389,769	$—	$467,881,637

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$515,210,361	$68,080,192	$(18,235,298)	$49,844,894

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$44,788,397	$46,053,953	$—	$46,053,953

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$6,104,641	$12,522,850	$—	$33,700,322	$6,104,641	$46,223,172

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Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Income Tax Information - continued

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$6,234,524	$—	$49,844,894	$(113,623,414)	$(57,543,996)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$66,947,138	$46,676,276	$113,623,414

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Goldman Sachs Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Goldman Sachs Mid Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Goldman Sachs Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Goldman Sachs Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period, but outperformed the median of its Performance Universe and Lipper Index for the three- and five-year periods ended July 31, 2009. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-, three- and five-year periods ended August 31, 2009. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style and its solid long-term performance. The Board also noted the recent portfolio manager change with respect to the Portfolio. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

21

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group and Sub-advised Expense Universe, and slightly above the median of the Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were slightly above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted

22

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

average at all asset levels except at the highest asset level. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Harris Oakmark International Portfolio had a return of 55.46%, 55.06% and 55.27% for Class A, B, and E Shares, respectively, versus 31.78% for its benchmark, the MSCI EAFE Index1.

Market Environment / Conditions

One thing is for certain: the emerging markets have become an important driver of global economic demand. For example, take China’s effect on the automobile industry. It is estimated that China produced 8.3 million cars in 2009 and that total sales will approach 12.6 million, surpassing the number of light trucks and cars sold in the U.S. for the first time ever. In comparison, 20 years ago auto production in China was just 30,000 units. Just a little more than 10 years ago, people feared that the Asian crisis would prompt China to devalue its currency. Today, the pressure is the other way; most are calling on China to revalue its currency. Other BRIC (Brazil, Russia, India, and China) countries have experienced strong growth as well. Undoubtedly, the last decade will become known as the time when the emerging world emerged.

The coldest market for the past two decades has been Japan. The Japanese market peaked in December of 1989 at nearly the 40,000 level. Today, over twenty years later, the market sits just above 10,000. Despite Japan’s continued macro-economic weaknesses, there may be some hope for investors. On a valuation basis, almost two-thirds of the Japanese stock market is trading below its book value whereas the return on those book values (ROE) is increasing. For the first time in decades we are able to find companies that are both low in price and are managed by people concerned with achieving acceptable returns. As such, despite Japan’s obvious negatives and poor past performance, we believe there is opportunity in the Japanese equity market for the long-term investor.

Portfolio Review / Current Positioning

While we have made slight adjustments to portfolio holdings to capitalize on the opportunities at hand, we remain focused on doing what we do best: buying businesses when they are cheap and selling them when they become expensive. Though this is vastly different from the conventional approach of jumping into the hot sector, industry, or country, we believe that our philosophy has served our investors well.

A total of 16 new holdings were added in 2009 that are based mainly in Europe and the U.K. Some of the better-known names among these are Heineken Holding (Netherlands), L’Oreal (France), Nestle (Switzerland), Rolls-Royce Group and Unilever (both United Kingdom). The common factor among these companies, in our view, is that all have solid fundamentals and are trading at a significant discount to fair value. Additionally, we added these holdings because we believe the value of these firms will grow over time and that they are being run by management teams who act in the best interests of shareholders.

We sold out of 5 holdings during the year: Canadian National Railway (Canada), Kone OYJ (Finland), ASML Holding (Netherlands), Johnston Press and Lloyds Banking Group (both United Kingdom).

As active value managers, we believe that the extremes in today’s market provide exploitable opportunities, and we are constantly looking for ways to capitalize on these opportunities in order to add value for our shareholders.

Stock selection accounted for all of the portfolio’s significant outperformance. Holdings in Switzerland were particularly strong, and holdings in Japan, France, and the U.K. also added significant value. In terms of absolute performance, the cumulative returns for holdings in all countries were impressive, as the portfolio enjoyed double- and triple-digit absolute performance for the year.

Our country weightings pulled back overall relative results slightly, as an underweight allocation to Australia was the main detractor. A lack of exposure to Hong Kong, Singapore, and Norway also weighed on relative performance for the period.

Currency hedging was actively utilized throughout the year. The portfolio currently contains hedges on the Euro, Swiss Franc, and Japanese Yen. We believe these currencies have appreciated above the range of their intrinsic values as measured by the purchasing power parity and other economic fundamentals.

Signet Jewelers contributed most to the portfolio’s performance for the year, as the firm’s management continues to deliver on its targeted $100 million expense-reduction plan in the U.S., which it initiated to help offset declining sales. Signet’s differentiated merchandise and exclusive offerings, like the Russell Simmons line or Jane Seymour’s Open Heart Necklace, have helped Signet consistently outperform its peers. Although these exclusive lines are only slightly more profitable than regular offerings, they enable Signet to stand out relative to peers and increase foot traffic and sales.

Daiwa Securities Group was the most significant detractor for the year, as its share price has been hurt by numerous factors including decreased equity and capital market activity given the global financial crisis. Additionally, shares reacted negatively during the most recent quarter to news that the firm had ended its investment banking joint venture with Sumitomo Mitsui Financial Group (SMFG). Daiwa raised a significant amount of new equity to finance its purchase of SMFG’s stake in the joint venture and, while the transaction negatively impacted our assessment of Daiwa’s intrinsic value, we believe that over the past twelve months the share price fell by more than the transaction’s impact to value. Despite these concerns, Daiwa’s balance sheet has remained well capitalized during this uncertain time in the financial markets, and we maintain our belief that Daiwa has a powerful franchise and its stock continues to trade at a significant discount to fair value.

1

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary* (continued)

David G. Herro, CFA

Partner and Chief Investment Officer, International Equity

Robert A. Taylor, CFA

Partner, Director of International Research and Portfolio Manager

Harris Associates L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Top Holdings

Percent of Net Assets
Daiwa Securities Group, Inc.	3.3%
Societe Television Francaise 1	3.3%
Toyota Motor Corp.	3.3%
Compagnie Financiere Richemont S.A.	3.2%
Allianz SE	3.0%
Credit Suisse Group AG	3.0%
Rohm Co., Ltd.	2.8%
SAP AG	2.7%
Signet Jewelers, Ltd.	2.6%
Daimler AG	2.5%

Top Countries

Percent of Portfolio Market Value
Switzerland	19.1%
Japan	14.6%
United Kingdom	14.2%
United States	12.4%
France	9.8%
Germany	9.1%
Mexico	3.4%
Canada	3.0%
Netherlands	2.6%
Australia	2.5%

2

Portfolio Composition as of December 31, 2009

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Harris Oakmark International Portfolio managed by

Harris Associates L.P. vs. MSCI EAFE Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
Harris Oakmark International Portfolio—Class A	55.46%	-2.97%	6.21%	7.78%
Class B	55.06%	-3.22%	5.94%	8.45%
Class E	55.27%	-3.11%	6.04%	7.99%
MSCI EAFE Index[1]	31.78%	-6.04%	3.54%	6.90%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.81%	$1,000.00	$1,302.70	$4.64
Hypothetical	0.81%	1,000.00	1,021.17	4.08

Class B
Actual	1.06%	$1,000.00	$1,300.20	$6.15
Hypothetical	1.06%	1,000.00	1,019.86	5.40

Class E
Actual	0.96%	$1,000.00	$1,301.40	$5.57
Hypothetical	0.96%	1,000.00	1,020.37	4.89

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.1%
Australia - 2.8%
Brambles, Ltd.	5,553,200	$33,619,687
Foster’s Group, Ltd.	3,924,300	19,299,047

		52,918,734

Canada - 3.3%
Cenovus Energy, Inc.(a)	441,700	11,130,840
EnCana Corp.	441,700	14,306,663
Thomson Reuters Corp.(a)	1,167,700	37,881,906

		63,319,409

France - 10.7%
BNP Paribas S.A.	345,510	27,262,590
L’Oreal S.A.	84,600	9,391,724
LVMH Moet Hennessy Louis Vuitton 1 S.A.	197,800	22,207,096
Publicis Groupe S.A(a)	1,133,900	45,993,961
Societe Television Francaise S.A.(a)	3,427,100	63,281,320
Sodexo(a)	658,300	37,594,969

		205,731,660

Germany - 10.0%
Allianz SE	469,500	58,433,898
Bayerische Motoren Werke (BMW) AG	737,700	33,533,490
Daimler AG	895,500	47,838,869
SAP AG	1,106,000	52,157,870

		191,964,127

Ireland - 2.4%
Bank of Ireland Plc*	10,877,147	20,298,659
Experian Plc	2,600,200	25,722,886

		46,021,545

Israel - 0.1%
Orbotech, Ltd.*	265,000	2,483,050

Italy - 1.7%
Bulgari S.p.A.(a)	737,000	6,084,627
Luxottica Group S.p.A.(a)	987,500	25,578,252

		31,662,879

Japan - 16.1%
Canon, Inc.	1,070,400	45,273,101
Daiwa Securities Group, Inc.	12,753,700	63,968,046
Honda Motor Co., Ltd.	417,100	14,109,829
Meitec Corp.(a)	432,800	5,833,893
OMRON Corp.	2,427,000	43,316,260
Rohm Co., Ltd.	827,700	53,775,547
Sumitomo Mitsui Financial Group, Inc.(a)	659,400	18,808,317
Toyota Motor Corp.	1,494,900	62,839,867

		307,924,860

Security Description	Shares	Value

Mexico - 3.7%
Fomento Economico Mexicano, S.A.B de C.V. (ADR)	656,700	$31,442,796
Grupo Televisa S.A. (ADR)	1,918,200	39,821,832

		71,264,628

Netherlands - 2.8%
Akzo Nobel N.V.	249,700	16,456,673
Heineken Holding N.V.	677,200	28,369,656
Koninklijke Ahold N.V.	741,900	9,841,727

		54,668,056

South Korea - 1.0%
Samsung Electronics Co., Ltd.	28,300	19,328,419

Spain - 2.3%
Gestevision Telecinco S.A.(a)	3,037,746	44,335,180

Sweden - 2.6%
Assa Abloy AB - Class B(a)	2,287,700	43,805,317
Atlas Copco AB - Class B(a)	487,500	6,323,523

		50,128,840

Switzerland - 21.0%
Adecco S.A.(a)	866,600	47,791,020
Compagnie Financiere Richemont S.A.	1,808,500	60,447,188
Credit Suisse Group AG	1,152,900	56,718,583
Geberit AG(a)	82,900	14,668,267
Givaudan S.A.(a)	40,700	32,355,114
Kuehne & Nagel International AG(a)	277,800	26,843,176
Nestle S.A.	580,500	28,170,997
Novartis AG	793,100	43,161,875
Swatch Group AG	128,200	32,232,135
Tyco International, Ltd.(a)	349,000	12,452,320
UBS AG*	3,113,147	47,770,805

		402,611,480

United Kingdom - 15.6%
BAE Systems Plc	857,900	4,947,448
British Sky Broadcasting Group Plc(a)	3,935,400	35,476,097
Compass Group Plc	2,607,200	18,634,498
Diageo Plc	1,903,700	33,222,946
G4S Plc	6,946,900	29,053,784
GlaxoSmithKline Plc	1,549,800	32,853,018
Reed Elsevier Plc	4,607,400	37,861,813
Rolls-Royce Group Plc	1,213,900	9,479,841
Schroders Plc(a)	1,843,600	39,380,595
Schroders Plc*	255,300	4,390,081
Signet Jewelers, Ltd.*(a)	1,852,092	49,487,898
Unilever Plc	120,200	3,850,241

		298,638,260

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Total Common Stocks (Cost $1,696,492,309)		$1,843,001,127

Short-Term Investments - 13.6%
Mutual Funds - 9.4%
State Street Navigator Securities Lending Prime Portfolio(b)	180,255,013	180,255,013

Repurchase Agreement - 4.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $81,217,045 on 01/04/10 collateralized by $76,355,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $82,845,175.	$81,217,000	81,217,000

Total Short-Term Investments (Cost $261,472,013)		261,472,013

Total Investments - 109.7% (Cost $1,957,964,322)		2,104,473,140

Other Assets and Liabilities (net) - (9.7)%		(185,964,012)

Net Assets - 100.0%		$1,918,509,128

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Sector Diversification as of December 31, 2009 (Unaudited)

Top Sectors	Percent of Net Assets
Media	15.9%
Capital Markets	11.1%
Automobiles	8.3%
Textiles, Apparel & Luxury Goods	7.6%
Beverages	5.9%
Professional Services	4.1%
Pharmaceuticals	4.0%
Semiconductors & Semiconductor Equipment	3.8%
Commercial Banks	3.5%
Commercial & Professional Services	3.3%

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—	unadjusted quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$52,918,734	$—	$52,918,734
Canada	63,319,409	—	—	63,319,409
France	—	205,731,660	—	205,731,660
Germany	—	191,964,127	—	191,964,127
Ireland	—	46,021,545	—	46,021,545
Israel	2,483,050	—	—	2,483,050
Italy	—	31,662,879	—	31,662,879
Japan	—	307,924,860	—	307,924,860
Mexico	71,264,628	—	—	71,264,628
Netherlands	—	54,668,056	—	54,668,056
South Korea	—	19,328,419	—	19,328,419
Spain	—	44,335,180	—	44,335,180
Sweden	—	50,128,840	—	50,128,840
Switzerland	12,452,320	390,159,160	—	402,611,480
United Kingdom	49,487,898	249,150,362	—	298,638,260
Total Common Stocks	199,007,305	1,643,993,822	—	1,843,001,127
Short-Term Investments
Mutual Funds	180,255,013	—	—	180,255,013
Repurchase Agreement	—	81,217,000	—	81,217,000
Total Short-Term Investments	180,255,013	81,217,000	—	261,472,013
TOTAL INVESTMENTS	$379,262,318	$1,725,210,822	$—	$2,104,473,140

	Level 1		Level 2		Level 3		Total
	Asset	Liability	Asset	Liability	Asset	Liability
Forward Contracts*	$—	$—	$5,724,287	$(5,238,368)	$—	$—	$485,919

* Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$2,023,256,140
Repurchase Agreement	81,217,000
Cash	133,097
Cash denominated in foreign currencies (c)	389
Receivable for investments sold	1,152,509
Receivable for shares sold	684,114
Dividends receivable	1,673,252
Interest receivable	11
Unrealized appreciation on forward foreign currency exchange contracts	5,724,287

Total assets	2,113,840,799

Liabilities
Payables for:
Investments purchased	6,775,951
Shares redeemed	1,499,996
Unrealized depreciation on forward foreign currency exchange contracts	5,238,368
Collateral for securities loaned	180,255,013
Accrued Expenses:
Management fees	1,238,767
Distribution and service fees - Class B	148,913
Distribution and service fees - Class E	16,045
Administration fees	10,598
Custodian and accounting fees	71,908
Deferred trustees’ fees	7,518
Other expenses	68,594

Total liabilities	195,331,671

Net Assets	$1,918,509,128

Net Assets Represented by
Paid in surplus	$2,288,463,994
Accumulated net realized loss	(557,400,566)
Unrealized appreciation on investments and foreign currency transactions	146,960,580
Undistributed net investment income	40,485,120

Net Assets	$1,918,509,128

Net Assets
Class A	$1,082,057,353

Class B	710,485,345

Class E	125,966,430

Capital Shares Outstanding
Class A	89,833,790

Class B	59,660,741

Class E	10,535,964

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.05

Class B	11.91

Class E	11.96

(a)	Identified cost of investments, excluding repurchase agreement, was $1,876,747,322.
(b)	Includes securities loaned at value of $171,690,026.
(c)	Identified cost of cash denominated in foreign currencies was $389.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$33,685,935
Interest (b)	2,357,264

Total investment income	36,043,199

Expenses
Management fees	11,830,438
Administration fees	109,983
Custodian and accounting fees	310,915
Distribution and service fees - Class B	1,343,474
Distribution and service fees - Class E	144,848
Audit and tax services	24,531
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	200,739
Insurance	22,647
Miscellaneous	20,227

Total expenses	14,066,916
Less management fee waiver	(126,700)

Net expenses	13,940,216

Net investment income	22,102,983

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(296,641,117)
Foreign currency transactions	26,657,269

Net realized loss on investments and foreign currency transactions	(269,983,848)

Net change in unrealized appreciation (depreciation) on:
Investments	941,447,198
Foreign currency transactions	(7,946,351)

Net change in unrealized appreciation on investments and foreign currency transactions	933,500,847

Net realized and unrealized gain on investments and foreign currency transactions	663,516,999

Net Increase in Net Assets from Operations	$685,619,982

(a) Net of foreign withholding taxes of $3,718,475.
(b) Includes net income on securities loaned of $2,359,071.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$22,102,983	$57,629,985
Net realized loss on investments, futures contracts and foreign currency transactions	(269,983,848)	(195,010,856)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	933,500,847	(787,241,345)

Net increase (decrease) in net assets resulting from operations	685,619,982	(924,622,216)

Distributions to Shareholders
From net investment income
Class A	(67,860,377)	(24,588,124)
Class B	(41,341,914)	(10,662,017)
Class E	(7,308,464)	(2,405,114)
From net realized gains
Class A	—	(210,513,151)
Class B	—	(111,016,014)
Class E	—	(23,620,917)

Net decrease in net assets resulting from distributions	(116,510,755)	(382,805,337)

Capital Share Transactions
Proceeds from shares sold
Class A	226,728,889	295,556,962
Class B	118,183,738	69,439,982
Class E	24,820,862	10,113,911
Net asset value of shares issued through dividend reinvestment
Class A	67,860,377	235,101,275
Class B	41,341,914	121,678,031
Class E	7,308,464	26,026,031
Cost of shares repurchased
Class A	(224,356,002)	(540,397,491)
Class B	(81,386,985)	(177,292,291)
Class E	(22,335,239)	(61,271,810)

Net increase (decrease) in net assets from capital share transactions	158,166,018	(21,045,400)

Net Increase (Decrease) in Net Assets	727,275,245	(1,328,472,953)
Net assets at beginning of period	1,191,233,883	2,519,706,836

Net assets at end of period	$1,918,509,128	$1,191,233,883

Undistributed net investment income at end of period	$40,485,120	$108,235,624

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.57	$17.27	$19.03	$16.23	$14.36

Income (Loss) from Investment Operations
Net investment income(a)	0.15	0.40	0.33	0.31	0.21
Net realized/unrealized gain (loss) on investments	4.17	(6.46)	(0.35)	4.20	1.87

Total from investment operations	4.32	(6.06)	(0.02)	4.51	2.08

Less Distributions
Dividends from net investment income	(0.84)	(0.28)	(0.18)	(0.49)	(0.02)
Distributions from net realized capital gains	—	(2.36)	(1.56)	(1.22)	(0.19)

Total distributions	(0.84)	(2.64)	(1.74)	(1.71)	(0.21)

Net Asset Value, End of Period	$12.05	$8.57	$17.27	$19.03	$16.23

Total Return	55.46%	(40.72)%	(0.86)%	29.20%	14.48%
Ratio of expenses to average net assets after reimbursement	0.83%	0.85%	0.86%	0.97%	0.94%
Ratio of expenses to average net assets before reimbursement and rebates	0.84%	0.85%	0.86%	0.98%	0.96%
Ratio of net investment income to average net Assets	1.58%	3.18%	1.76%	1.77%	1.37%
Portfolio turnover rate	54.7%	52.7%	49.6%	45.9%	11.5%
Net assets, end of period (in millions)	$1,082.1	$676.3	$1,458.3	$1,037.0	$644.5

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.47	$17.09	$18.87	$16.11	$14.27

Income (Loss) from Investment Operations
Net investment income(a)	0.13	0.36	0.30	0.26	0.17
Net realized/unrealized gain (loss) on investments	4.11	(6.39)	(0.36)	4.17	1.86

Total from investment operations	4.24	(6.03)	(0.06)	4.43	2.03

Less Distributions
Dividends from net investment income	(0.80)	(0.23)	(0.16)	(0.45)	—
Distributions from net realized capital gains	—	(2.36)	(1.56)	(1.22)	(0.19)

Total distributions	(0.80)	(2.59)	(1.72)	(1.67)	(0.19)

Net Asset Value, End of Period	$11.91	$8.47	$17.09	$18.87	$16.11

Total Return	55.06%	(40.88)%	(1.12)%	28.85%	14.24%
Ratio of expenses to average net assets after reimbursement	1.08%	1.10%	1.10%	1.22%	1.19%
Ratio of expenses to average net assets before reimbursement and rebates	1.09%	1.10%	1.10%	1.23%	1.20%
Ratio of net investment income to average net assets	1.30%	2.93%	1.60%	1.49%	1.11%
Portfolio turnover rate	54.7%	52.7%	49.6%	45.9%	11.5%
Net assets, end of period (in millions)	$710.5	$433.4	$862.6	$856.2	$554.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.50	$17.14	$18.91	$16.14	$14.30

Income (Loss) from Investment Operations
Net investment income(a)	0.13	0.38	0.33	0.27	0.19
Net realized/unrealized gain (loss) on investments	4.14	(6.42)	(0.37)	4.18	1.85

Total from investment operations	4.27	(6.04)	(0.04)	4.45	2.04

Less Distributions
Dividends from net investment income	(0.81)	(0.24)	(0.17)	(0.46)	(0.01)
Distributions from net realized capital gains	—	(2.36)	(1.56)	(1.22)	(0.19)

Total distributions	(0.81)	(2.60)	(1.73)	(1.68)	(0.20)

Net Asset Value, End of Period	$11.96	$8.50	$17.14	$18.91	$16.14

Total Return	55.27%	(40.82)%	(1.00)%	28.98%	14.27%
Ratio of expenses to average net assets after reimbursement	0.98%	1.00%	1.00%	1.13%	1.09%
Ratio of expenses to average net assets before reimbursement and rebates	0.99%	1.00%	1.00%	1.13%	1.10%
Ratio of net investment income to average net assets	1.37%	3.07%	1.75%	1.54%	1.25%
Portfolio turnover rate	54.7%	52.7%	49.6%	45.9%	11.5%
Net assets, end of period (in millions)	$126.0	$81.5	$198.8	$221.0	$130.4

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered

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Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

into an advisory agreement with Harris Associates L.P. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets
$11,830,438	0.85%	First $100 Million
	0.80%	$100 Million to $1 Billion
	0.75%	Over $1 Billion

Effective January 1, 2009, the Adviser reduced the advisory fee it charges to the Manager for managing the Portfolio. This fee change reduced the advisory fee charged on the Portfolio’s average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager agreed, at certain asset levels, to waive a portion of the management fee chargeable to the Portfolio.

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	78,942,227	25,272,307	8,579,062	(22,959,806)	10,891,563	89,833,790
12/31/2008	84,463,465	22,934,252	17,337,852	(45,793,342)	(5,521,238)	78,942,227

Class B

12/31/2009	51,179,378	11,712,539	5,279,938	(8,511,114)	8,481,363	59,660,741
12/31/2008	50,482,950	5,705,608	9,060,166	(14,069,346)	696,428	51,179,378

Class E

12/31/2009	9,585,377	2,415,780	929,830	(2,395,023)	950,587	10,535,964
12/31/2008	11,598,308	853,760	1,932,148	(4,798,839)	(2,012,931)	9,585,377

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$—	$832,703,770	$—	$795,742,491

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,005,986,462	$240,802,198	$(142,315,520)	$98,486,678

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

At December 31, 2009, the Portfolio had following derivatives, grouped into appropriate risk categories:

Asset Derivatives & Liability Derivatives—Fair Value
Risk Exposure

Foreign Exchange	Unrealized appreciation on forward currency contracts	$5,724,287	Unrealized depreciation on forward currency contract	$(5,238,368)

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Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

Year end balances are indicative of activity throughout the year.

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Risk Exposure
Location Statement of Operations—Net Realized Gain (Loss)	Foreign Exchange

Foreign currency transactions	$24,053,799

Location Statement of Operations—Net Change in Unrealized Gain (Loss)	Foreign Exchange

Foreign currency transactions	$(7,789,152)

For the year ended December 31, 2009, the average per contract outstanding for each derivative type was as follows:

Average Notional Amounts or Contract Amount(a)	Foreign Exchange Contracts

Foreign Currency Transaction	$168,808,443

(a)	Amount Represents the average notional amount or contract amount.

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$171,690,026	$180,255,013	$—	$180,255,013

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
3/3/2010	State Street Bank and Trust Co.	30,000,000	CHF	$28,979,527	$26,002,167	$(2,977,360)
6/4/2010	State Street Bank and Trust Co.	66,000,000	CHF	63,808,921	62,393,647	(1,415,274)
9/24/2010	State Street Bank and Trust Co.	21,500,000	CHF	20,821,740	21,092,907	271,167
10/25/2010	State Street Bank and Trust Co.	36,600,000	CHF	35,468,792	36,556,132	1,087,340
9/15/2010	State Street Bank and Trust Co.	57,000,000	EUR	81,619,556	83,277,000	1,657,444
10/25/2010	State Street Bank and Trust Co.	16,900,000	EUR	24,193,310	25,342,902	1,149,592
3/3/2010	State Street Bank and Trust Co.	2,230,000,000	JPY	23,962,448	23,116,714	(845,734)
9/7/2010	State Street Bank and Trust Co.	1,900,000,000	JPY	20,465,911	20,609,610	143,699
11/16/2010	State Street Bank and Trust Co.	650,000,000	JPY	7,015,424	7,217,611	202,187
11/29/2010	State Street Bank and Trust Co.	1,890,000,000	JPY	20,407,651	21,620,509	1,212,858

						$485,919

CHF - Swiss Franc

EUR - Euro Dollar

JPY - Japanese Yen

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Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

11. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$116,510,755	$77,794,274	$—	$305,011,063	$116,510,755	$382,805,337

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$40,978,794	$—	$98,452,284	$(509,378,426)	$(369,947,348)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2011		Expiring 12/31/2016	Expiring 12/31/2017	Total

$4,044,771	*	$211,525,343	$293,808,312	$509,378,426

* The Portfolio acquired capital losses in the merger with Mondrian International Stock Portfolio, a series of Travelers Series Trust, on May 1, 2006.

12. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

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Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

13. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Harris Oakmark International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Oakmark International Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Harris Oakmark International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Harris Oakmark International Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five- year periods ended August 31, 2009. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

25

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Harris Oakmark International Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were both below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that during the past year the Adviser had negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint, effective January 1, 2009. The Board also noted that effective January 1, 2009, the Adviser began waiving an additional portion of its advisory fee on assets over $1 billion in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Harris Oakmark International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

26

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Janus Forty Portfolio had a return of 43.21%, 42.85% and 43.00% for Class A, B and E Shares, respectively, versus 37.21% and 26.46% for its benchmarks, the Russell 1000 Growth Index1 and S&P 500 Index2, respectively.

Market Environment / Conditions

Equity markets began the period in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the period in mid-March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite a brief and slight pullback in October, broad indices finished the period significantly higher. For the year, mid cap stocks easily outpaced small and large cap stocks, which performed similarly. Growth-style indices also outperformed value indices, as information technology was easily the best performing sector within the Russell 1000 Growth Index followed distantly by materials. Consumer staples and utilities were relative laggards. Commodities generally were strongly higher during the year led by industrial metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December.

We continue to focus on businesses we believe have multiyear opportunities to grow market share and improve margins. Overall, we have been favoring higher quality, less cyclical names in the Portfolio. These are companies we view as having clean balance sheets and strong cash flows and being typically less economically sensitive.

Portfolio Review / Current Positioning

Holdings within information technology and consumer staples were the largest contributors to relative results. Apple Inc. topped the individual list. The company has been a winning position for the Portfolio for much of the year. It has been gaining market share in the PC market during a period of soft economic growth. Its iPhone and other portable devices have been market leaders as well. We believe Apple is still early in its market share gains, particularly in the high-end PC market. We also think its iPhone will remain a dominant device in the smart phone wireless market, an area we think will continue to expand.

Mobile device maker, Research In Motion Ltd. (RIM) benefited from continued strength in the smart phone market. We think the company will remain a dominant player in the growing smart phone market. In our view, RIM offers wireless carriers a compelling cost benefit while giving consumers attractive phones and applications.

Global brewer Anheuser-Busch InBev (ABI) performed well for the Portfolio for much of 2009. It has benefited from asset sales, cost cutting measures and strong earnings. We think the company will continue to make operating improvements. We like its dominant global presence in a market that has favorable pricing trends in our view. We believe there is a multiyear opportunity for the beer industry to see more rational pricing, making it an attractive industry to us. ABI is well positioned in our opinion given its dominant market share in the U.S. and Brazil, two of the most profitable beer markets in the world.

In terms of detractors, our selections within health care and an underweight in consumer discretionary provided the largest drag on relative results in 2009. Biopharmaceutical company Gilead Sciences Inc. was the largest individual detractor during 2009 amid uncertainty surrounding health-care reform. Despite this uncertainty, we believe Gilead has a strong differentiated drug franchise with its HIV-fighting drug Truvada. We also think the market for this drug is large and growing given indications of increased effectiveness when used earlier in treatment.

Wells Fargo & Co. was weak early in the year amid concerns over its capital needs. We liked Wells Fargo given our belief that it would be a survivor of the credit crisis. However, we decided to exit the position because of the potential for problems with parts of its loan portfolio and the possible need for additional capital. We felt there were better opportunities within the financials sector.

First Solar, Inc. also declined during the period. The company designs and manufactures solar modules using a thin film semiconductor technology. We were attracted to the low cost manufacturer, but recent long-term contracts it signed clouds its sales prospects and profitability in our view. We sold this position given the lack of transparency.

In terms of positioning, we were overweight financials and health care while underweight consumer-related sectors and industrials. We believe the U.S. economy continues to face challenges, despite economic data continuing to point to a recovery. While a collapse of the financial system has been averted, the foundations for a recovery in the U.S. are lacking in our view. Unemployment and underemployment remain big concerns. Banks still seem reluctant to lend and falling commercial real-estate values appear to be a drag on lending growth. We believe the developing world, particularly East Asia, South America and the Middle East, is showing strong growth in corporate and consumer spending. In addition, strong government and private-sector balance sheets seem capable of driving continued growth despite weakness in the U.S. and Western Europe. That said, we are concerned that many stock valuations at year end reflected optimistic assumptions about the economic environment.

We favor companies that we think have a distinct competitive advantage or “moat” and whose performance is more likely to be driven by company-specific fundaments than the macroeconomic environment. Many of the Portfolio’s holdings have taken advantage of dislocations in the financial markets and real economy to improve their competitive positions. We believe that positions them well to drive market share and profitability gains in most any economic environment.

1

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary* (continued)

Ron Sachs, CFA

Portfolio Manager

Janus Capital Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Apple, Inc.	9.0%
Celgene Corp.	8.1%
Research In Motion, Ltd.	5.5%
Oracle Corp.	5.2%
Cisco Systems, Inc.	5.1%
Gilead Sciences, Inc.	5.0%
Anheuser-Busch InBev N.V.	4.7%
Google, Inc. - Class A	4.0%
CVS Caremark Corp.	3.7%
News Corp. - Class A	3.1%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	22.7%
Technology	18.6%
Communications	17.5%
Financials	13.3%
Short-Term Investments	12.1%
Basic Materials	4.8%
Cyclical	4.1%
Industrials	4.1%
Energy	2.8%

2

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Janus Forty Portfolio managed by Janus Capital Management LLC vs.
Russell 1000 Growth Index1 and
S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year	Since Inception[4]
Janus Forty Portfolio—Class A	43.21%	2.80%	5.77%	-1.56%	—
Class B	42.85%	—	—	—	0.47%
Class E	43.00%	—	—	—	0.57%
Russell 1000 Growth Index[1]	37.21%	-1.89%	1.63%	-3.99%	—
S&P 500 Index[2]	26.46%	-5.63%	0.42%	-0.95%	—

The performance of Class A shares will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Growth Index is an unmanaged measure the performance of the largest capitalized U.S. companies, with the Russell 1000 companies, that have higher price-to-book ratios and higher forecasted growth values.

2The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4Inception of Class A shares is 03/19/1982. Inception of Class B and Class E shares is 04/28/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.68%	$1,000.00	$1,194.80	$3.71
Hypothetical	0.68%	1,000.00	1,021.83	3.41

Class B
Actual	0.93%	$1,000.00	$1,193.50	$5.14
Hypothetical	0.93%	1,000.00	1,020.52	4.74

Class E
Actual	0.83%	$1,000.00	$1,194.10	$4.65
Hypothetical	0.83%	1,000.00	1,020.97	4.28

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 91.8%
Aerospace & Defense - 2.4%
Precision Castparts Corp.(a)	363,325	$40,092,914

Air Freight & Logistics - 1.3%
United Parcel Service, Inc. - Class B	360,140	20,661,232

Beverages - 4.7%
Anheuser-Busch InBev N.V.	1,477,364	76,318,696

Biotechnology - 13.9%
Celgene Corp.*	2,379,342	132,481,763
Gilead Sciences, Inc.*	1,903,040	82,363,571
Vertex Pharmaceuticals, Inc.*(a)	301,870	12,935,129

		227,780,463

Capital Markets - 1.8%
Charles Schwab Corp. (The)(a)	130,531	2,456,593
Goldman Sachs Group, Inc. (The)	163,100	27,537,804

		29,994,397

Chemicals - 3.5%
Israel Chemicals, Ltd.	1,288,727	16,814,147
Monsanto Co.	503,675	41,175,431
Syngenta AG	1	280

		57,989,858

Commercial Banks - 1.6%
Standard Chartered Plc	1,063,162	26,643,259

Communications Equipment - 10.7%
Cisco Systems, Inc.*	3,517,645	84,212,421
Research In Motion, Ltd.*(a)	1,339,451	90,466,521

		174,678,942

Computers & Peripherals - 9.0%
Apple, Inc.*	700,205	147,645,226

Diversified Financial Services - 6.9%
Bank of America Corp.(a)	2,492,285	37,533,812
CME Group, Inc.(a)	102,230	34,344,168
JPMorgan Chase & Co.	971,410	40,478,655

		112,356,635

Diversified Telecommunication Services - 1.3%
Time Warner Telecom, Inc. - Class A*(a)	1,232,655	21,127,707

Electronic Equipment, Instruments & Components - 1.6%
Amphenol Corp. - Class A(a)	212,114	9,795,425
Corning, Inc.	879,030	16,974,069

		26,769,494

Food & Staples Retailing - 3.7%
CVS Caremark Corp.	1,862,952	60,005,684

Health Care Equipment & Supplies - 2.1%
Alcon, Inc.	213,100	35,022,985

Household Products - 2.0%
Colgate-Palmolive Co.	198,900	16,339,635
Reckitt Benckiser Group Plc	313,764	17,011,148

		33,350,783

Insurance - 1.6%
ACE, Ltd.	507,680	25,587,072

Security Description	Shares/Par Amount	Value

Internet Software & Services - 5.2%
Google, Inc. - Class A*	106,530	$66,046,469
Yahoo!, Inc.*(a)	1,122,652	18,838,101

		84,884,570

Media - 3.1%
News Corp. - Class A	3,684,520	50,441,079

Metals & Mining - 1.6%
Vale S.A. (ADR)(a)	884,395	25,673,987

Multiline Retail - 0.8%
Kohl’s Corp.*(a)	238,060	12,838,576

Oil, Gas & Consumable Fuels - 3.0%
Petroleo Brasileiro S.A. (ADR)	1,071,043	48,805,866

Pharmaceuticals - 1.3%
Roche Holdings AG	129,372	21,983,830

Real Estate Management & Development - 0.7%
Hang Lung Properties, Ltd.	3,109,000	12,145,968

Software - 5.2%
Oracle Corp.	3,442,120	84,469,625

Wireless Telecommunication Services - 2.8%
America Movil S.A.B. de C.V. (ADR)	232,085	10,903,353
Crown Castle International Corp.*(a)	906,383	35,385,192

		46,288,545

Total Common Stocks (Cost $1,195,950,281)		1,503,557,393

Convertible Preferred Stock - 1.5%
Diversified Financial Services - 1.5%
Bank of America Corp. 10.000%* (Cost - $24,495,450)	1,633,030	24,364,808

Short-Term Investments - 12.9%
Mutual Funds - 5.7%
State Street Navigator Securities Lending Prime Portfolio(b)	93,679,554	93,679,554

Repurchase Agreements - 7.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $81,185,676 on 01/04/10 collateralized by $82,295,000 Federal National Mortgage Association at 3.000% due 05/12/14 with a value of $82,809,344.	$81,185,631	81,185,631
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $28,743,264 on 01/04/10 collateralized by $29,245,000 Federal Farm Credit Bank at 2.840% due 05/19/14 with a value of $29,318,113.	28,743,248	28,743,248
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $3,214,322 on 01/04/10 collateralized by $3,255,000 Federal National Mortgage Association at 3.125% due 09/29/14 with a value of $3,283,481.	3,214,320	3,214,320

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - continued
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $2,118,685 on 01/04/10 collateralized by $1,955,000 Federal National Mortgage Association at 5.000% due 04/15/15 with a value of $2,161,057.	$2,118,683	$2,118,683
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $1,404,118 on 01/04/10 collateralized by $1,320,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $1,432,200.	1,404,118	1,404,118

Total Short-Term Investments (Cost $210,345,554)		210,345,554

Total Investments - 106.2% (Cost $1,430,791,285)		1,738,267,755

Other Assets and Liabilities (net) - (6.2)%		(100,889,147)

Net Assets - 100.0%		$1,637,378,608

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$40,092,914	$—	$—	$40,092,914
Air Freight & Logistics	20,661,232	—	—	20,661,232
Beverages	—	76,318,696	—	76,318,696
Biotechnology	227,780,463	—	—	227,780,463
Capital Markets	29,994,397	—	—	29,994,397
Chemicals	41,175,431	16,814,427	—	57,989,858
Commercial Banks	—	26,643,259	—	26,643,259
Communications Equipment	174,678,942	—	—	174,678,942
Computers & Peripherals	147,645,226	—	—	147,645,226
Diversified Financial Services	112,356,635	—	—	112,356,635
Diversified Telecommunication Services	21,127,707	—	—	21,127,707
Electronic Equipment, Instruments & Components	26,769,494	—	—	26,769,494
Food & Staples Retailing	60,005,684	—	—	60,005,684
Health Care Equipment & Supplies	35,022,985	—	—	35,022,985
Household Products	16,339,635	17,011,148	—	33,350,783
Insurance	25,587,072	—	—	25,587,072
Internet Software & Services	84,884,570	—	—	84,884,570
Media	50,441,079	—	—	50,441,079
Metals & Mining	25,673,987	—	—	25,673,987
Multiline Retail	12,838,576	—	—	12,838,576
Oil, Gas & Consumable Fuels	48,805,866	—	—	48,805,866
Pharmaceuticals	—	21,983,830	—	21,983,830
Real Estate Management & Development	—	12,145,968	—	12,145,968
Software	84,469,625	—	—	84,469,625
Wireless Telecommunication Services	46,288,545	—	—	46,288,545
Total Common Stocks	1,332,640,065	170,917,328	—	1,503,557,393
Convertible Preferred Stock
Diversified Financial Services	24,364,808	—	—	24,364,808
Short-Term Investments
Mutual Funds	93,679,554	—	—	93,679,554
Repurchase Agreements	—	116,666,000	—	116,666,000
Total Short-Term Investments	93,679,554	116,666,000	—	210,345,554
TOTAL INVESTMENTS	$1,450,684,427	$287,583,328	$—	$1,738,267,755

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$1,621,601,755
Repurchase Agreements	116,666,000
Cash	240
Cash denominated in foreign currencies (c)	2,008,418
Receivable for shares sold	482,136
Dividends receivable	615,075
Interest receivable	16

Total assets	1,741,373,640

Liabilities
Payables for:
Investments purchased	7,743,147
Shares redeemed	1,504,076
Collateral for securities loaned	93,679,554
Accrued Expenses:
Management fees	864,522
Distribution and service fees - Class B	64,955
Distribution and service fees - Class E	6,381
Administration fees	8,781
Custodian and accounting fees	15,366
Deferred trustees’ fees	7,518
Other expenses	100,732

Total liabilities	103,995,032

Net Assets	$1,637,378,608

Net Assets Represented by
Paid in surplus	$1,570,147,529
Accumulated net realized loss	(253,636,930)
Unrealized appreciation on investments and foreign currency transactions	307,480,694
Undistributed net investment income	13,387,315

Net Assets	$1,637,378,608

Net Assets
Class A	$1,271,779,938

Class B	314,838,523

Class E	50,760,147

Capital Shares Outstanding
Class A	19,638,543

Class B	5,064,351

Class E	802,556

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$64.76

Class B	62.17

Class E	63.25

(a)	Identified cost of investments, excluding repurchase agreements, was $1,314,125,285.
(b)	Includes securities loaned at value of $91,640,714.
(c)	Identified cost of cash denominated in foreign currencies was $2,009,361.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$9,421,718
Interest (b)	424,802

Total investment income	9,846,520

Expenses
Management fees	7,871,059
Administration fees	90,378
Custodian and accounting fees	162,014
Distribution and service fees - Class B	546,485
Distribution and service fees - Class E	58,057
Audit and tax services	34,627
Legal	36,350
Trustees’ fees and expenses	22,763
Shareholder reporting	152,821
Insurance	471
Miscellaneous	14,394

Total expenses	8,989,419
Less broker commission recapture	(19,265)

Net expenses	8,970,154

Net investment income	876,366

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(5,267,266)
Foreign currency transactions	114,257

Net realized loss on investments and foreign currency transactions	(5,153,009)

Net change in unrealized appreciation (depreciation) on:
Investments	443,466,344
Foreign currency transactions	(115,354)

Net change in unrealized appreciation on investments and foreign currency transactions	443,350,990

Net realized and unrealized gain on investments and foreign currency transactions	438,197,981

Net Increase in Net Assets from Operations	$439,074,347

(a)	Net of foreign withholding taxes of $366,785.
(b)	Includes net income on securities loaned of $416,045.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income (loss)	$876,366	$(174,693)
Net realized gain (loss) on investments and foreign currency transactions	(5,153,009)	20,473,212
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	443,350,990	(579,555,381)

Net increase (decrease) in net assets resulting from operations	439,074,347	(559,256,862)

Distributions to Shareholders
From net investment income
Class A	—	(57,849,419)
Class B	—	(5,956,735)
Class E	—	(1,765,046)
From net realized gains
Class A	—	(25,037,267)
Class B	—	(2,586,132)
Class E	—	(765,595)

Net decrease in net assets resulting from distributions	—	(93,960,194)

Capital Share Transactions
Proceeds from shares sold
Class A	420,922,616	142,982,223
Class B	125,901,578	211,031,955
Class E	19,285,810	49,176,894
Net asset value of shares issued through dividend reinvestment
Class A	—	82,886,686
Class B	—	8,542,867
Class E	—	2,530,641
Cost of shares repurchased
Class A	(125,767,232)	(181,371,854)
Class B	(24,469,484)	(40,142,740)
Class E	(9,589,984)	(14,452,956)

Net increase in net assets from capital share transactions	406,283,304	261,183,716

Net Increase (Decrease) in Net Assets	845,357,651	(392,033,340)
Net assets at beginning of period	792,020,957	1,184,054,297

Net assets at end of period	$1,637,378,608	$792,020,957

Net assets at end of period includes undistributed (distributions in excess) of net investment income	$13,387,315	$(7,468,262)

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$45.22	$83.81	$77.64	$78.28	$66.23

Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.07	0.02	0.17	0.14	(0.04)
Net realized/unrealized gain (loss) on investments	19.47	(32.34)	20.21	2.13	12.09

Total from investment operations	19.54	(32.32)	20.38	2.27	12.05

Less Distributions
Dividends from net investment income	—	(4.38)	(0.15)	—	—
Distributions from net realized capital gains	—	(1.89)	(14.06)	(2.91)	—

Total distributions	—	(6.27)	(14.21)	(2.91)	—

Net Asset Value, End of Period	$64.76	$45.22	$83.81	$77.64	$78.28

Total Return	43.21%	(41.85)%	30.46%	3.08%	18.19%
Ratio of expenses to average net assets after reimbursement	0.68%	0.67%	0.69%	0.73%	0.78%
Ratio of expenses to average net assets before reimbursement and rebates	0.68%	0.67%	0.70%	0.73%	0.78%
Ratio of net investment income (loss) to average net assets	0.12%	0.02%	0.23%	0.19%	(0.06)%
Portfolio turnover rate	27.0%	61.2%	30.1%	60.5%	30.0%
Net assets, end of period (in millions)	$1,271.8	$627.8	$1,122.3	$990.1	$1,137.0

	Class B
	For the Years Ended December 31,
	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$43.52	$81.06	$66.33

Income (Loss) from Investment Operations:
Net investment loss(a)	(0.07)	(0.17)	(0.11)
Net realized/unrealized gain (loss) on investments	18.72	(31.12)	14.84

Total from investment operations	18.65	(31.29)	14.73

Less Distributions
Dividends from net investment income	—	(4.36)	—
Distributions from net realized capital gains	—	(1.89)	—

Total distributions	—	(6.25)	—

Net Asset Value, End of Period	$62.17	$43.52	$81.06

Total Return	42.85%	(41.99)%	22.21%
Ratio of expenses to average net assets after reimbursement	0.93%	0.93%	0.96	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.93%	0.93%	0.96	%*
Ratio of net investment loss to average net assets	(0.13)%	(0.27)%	(0.21	)%*
Portfolio turnover rate	27.0%	61.2%	30.1%
Net assets, end of period (in millions)	$314.8	$136.4	$47.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$44.23	$82.22	$67.23

Income (Loss) from Investment Operations
Net investment loss(a)	(0.02)	(0.10)	(0.05)
Net realized/unrealized gain (loss) on investments	19.04	(31.63)	15.04

Total from investment operations	19.02	(31.73)	14.99

Less Distributions
Dividends from net investment income	—	(4.37)	—
Distributions from net realized capital gains	—	(1.89)	—

Total distributions	—	(6.26)	—

Net Asset Value, End of Period	$63.25	$44.23	$82.22

Total Return	43.00%	(41.94)%	22.30%
Ratio of expenses to average net assets	0.83%	0.82%	0.86	%*
Ratio of expenses to average net assets before reimbursements and rebates	0.83%	0.83%	0.86	%*
Ratio of net investment income (loss) to average net assets	(0.03)%	(0.15)%	(0.10	)%*
Portfolio turnover rate	27.0%	61.2%	30.1%
Net assets, end of period (in millions)	$50.8	$27.8	$14.6

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2007.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Janus Forty Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

13

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Janus Forty Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Janus Capital Management LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$7,871,059	0.65%	First $1 Billion

	0.60%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	13,884,250	8,126,468	—	(2,372,175)	5,754,293	19,638,543
12/31/2008	13,390,399	2,182,379	1,027,096	(2,715,624)	493,851	13,884,250

Class B

12/31/2009	3,134,192	2,418,983	—	(488,824)	1,930,159	5,064,351
12/31/2008	582,032	3,130,902	109,806	(688,548)	2,552,160	3,134,192

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Janus Forty Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest - continued

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class E

12/31/2009	627,996	367,932	—	(193,372)	174,560	802,556
12/31/2008	177,442	654,688	32,026	(236,160)	450,554	627,996

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$604,297,216	$—	$309,212,222

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,448,692,376	$311,233,811	$(21,658,432)	$289,575,379

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$91,640,714	$93,679,554	$—	$93,679,554

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable

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MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Market, Credit and Counterparty Risk - continued

contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$—	$65,571,203	$—	$28,388,991	$—	$93,960,194

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$28,052,847	$—	$289,579,603	$(250,393,853)	$67,238,597

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2010	Expiring 12/31/2011		Expiring 12/31/2012		Expiring 12/31/2017	Total
$65,000,371*	$104,924,615	*	$52,569,301	*	$27,899,566	$250,393,853

* On May 1, 2006, the Capital Appreciation Fund, a series of The Travelers Series Trust, was reorganized into the Portfolio. The Portfolio acquired capital losses which are subject to an annual limitation of $45,657,838.

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Janus Forty Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Janus Forty Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Janus Forty Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Janus Forty Portfolio’s performance, the Board considered that the Portfolio underperformed both the median of its Performance Universe and its Lipper Index for the one-year period, but outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the three- and five-year periods, but underperformed the Russell 1000 Growth Index for the one-year period ended August 31, 2009. The Board also took into account management’s discussion of the Portfolio’s performance, including the fact that the performance over the longer term has been solid. The Board also noted the recent portfolio manager change with respect to the Portfolio. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds

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Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

(the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Janus Forty Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were both below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Janus Forty Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

23

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust Lazard Mid Cap Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Managed by Lazard Asset Management LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Lazard Mid Cap Portfolio had a return of 37.14%, 36.76% and 36.90% for Class A, B and E Shares respectively, versus 40.48% for its benchmark, the Russell Midcap Index1.

Market Environment / Conditions

Equities experienced a tremendous rally since the lows reached in March of 2009, as the economy recovered from one of the worst economic and financial crises in recent history. The events of 2009 largely eliminated the short-term risk of systemic failure that we faced only a year ago. The U.S. Federal Reserve’s near-zero interest rate policy, combined with a fiscal deficit of approximately 10% of U.S. GDP, transformed the economic freefall to moderate growth quite quickly. This, in turn, encouraged investors to buy into riskier assets. The economy appears to be pulling out of its recession, as it returned to growth following four consecutive quarters of contraction. The housing market also showed further signs of stabilization, as the U.S. Government extended its tax incentive program and maintained low borrowing costs for homebuyers. However, the recovery in consumer activity, a primary driver of the economy in the United States, remained uncertain amid the high unemployment rate. A deceleration of consumer credit volumes also pointed to the continued deleveraging of U.S. consumers.

By sector, materials, information technology, energy, and consumer discretionary performed well on the back of an improving economic outlook. A strong recovery in commodity prices boosted confidence in many commodity producers. The information technology sector was a consistent performer throughout the year and the overall best performer for the period, as strong cash positions and profitability in many technology companies attracted investors in the midst of the economic downturn earlier in the year. In addition, computer hardware and semiconductor stocks rebounded due to the surprisingly resilient global PC market. Meanwhile, the consumer staples and utilities sectors underperformed, as investors rotated away from the more defensive sectors amid the improving economic outlook. Financial stocks rebounded sharply from their March lows, but lagged overall for the year, as the expected arrival of more normalized earnings levels for banks was pushed further back amid continued deterioration in the credit markets.

Portfolio Review / Current Positioning

Stock selection in the information technology sector detracted from returns, as wholesale technology distributor Ingram Micro, and software companies such as NeuStar and Symantec, slightly lagged. Despite this, we currently continue to favor these technology holdings due to their low valuations, robust free-cash-flow generation, and strong balance sheets. A low exposure to the semiconductors and semiconductor equipment segment also detracted from performance, as it was the best performing group in the sector due to an improving economic outlook.

Stock selection in the consumer staples sector hurt returns, as shares of Molson Coors Brewing declined, despite its positive earnings for the most recent quarter, due to concerns over price competition in Canada.

Stock selection in the industrials sector also detracted from returns, as waste collection and disposal company Republic Services lagged due to continued soft volumes in both commercial and residential waste removal. However, the company’s pricing currently remains solid.

During the year, the Portfolio benefited from stock selection in the health care sector, as positions in Hospira, Life Technologies, and Warner Chilcott consistently exceeded earnings expectations during the period. Hospira, a specialty pharmaceuticals and medication delivery company, benefited from its management’s multi-year cost reduction plan, which increased its margins. Life Technologies also benefited from cost savings efforts as a result of merger-related synergies, and has experienced accelerated revenue growth. In addition to strong earnings during the year, Warner Chilcott rose sharply after announcing it would purchase Procter & Gamble’s global pharmaceuticals business. We view the deal favorably, as the purchase price was attractive and Warner Chilcott will likely realize immediate financial and strategic benefits.

The Portfolio’s underweight position and stock selection in the financials sector contributed to performance. Waddell & Reed Financial outperformed during the period, as the asset manager outperformed its peers in the difficult environment due to strong performance across key products and a strong distribution network. The company’s most recent earnings were better than expected, benefiting from the management team’s operational improvement plan and a sharp rebound in equity markets. The Portfolio benefited from an opportunistic purchase of PNC Financial Services Group as well after its sharp decline in the beginning of the year. PNC performed strongly following the lows reached in March and continued to do so following the completion of the U.S. Government’s stress tests. We sold the position as it reached our valuation target. Ameriprise Financial also performed well off of the March lows and, more recently, as investors favorably viewed the news that it agreed to acquire the asset management unit of Columbia Management from Bank of America.

The Portfolio benefited from an underweight position in the utilities sector as well, as it lagged the overall market considerably.

Christopher Blake

Managing Director, Portfolio Manager/Analyst

Robert A. Failla, CFA

Director, Portfolio Manager/Analyst

Andrew D. Lacey

Deputy Chairman, U.S. and Global Strategies

Lazard Asset Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed

1

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Managed by Lazard Asset Management LLC

Portfolio Manager Commentary* (continued)

herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Ball Corp.	3.5%
Mattel, Inc.	3.2%
Family Dollar Stores, Inc.	2.4%
Dover Corp.	2.4%
Ameriprise Financial, Inc.	2.2%
Ingram Micro, Inc. - Class A	2.2%
Republic Services, Inc.	2.1%
Molson Coors Brewing Co. - Class B	2.1%
Burger King Holdings, Inc.	2.1%
Talecris Biotherapeutics Holdings Corp.	2.0%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	17.1%
Cyclical	14.4%
Industrials	13.2%
Short-Term Investments	12.7%
Financials	12.6%
Energy	8.4%
Communications	6.8%
Technology	6.8%
Basic Materials	4.8%
Utilities	3.2%

2

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Lazard Mid Cap Portfolio managed by

Lazard Asset Management LLC vs. Russell Midcap Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
Lazard Mid Cap Portfolio—Class A	37.14%	-6.13%	0.60%	3.72%
Class B	36.76%	-6.36%	0.34%	4.57%
Class E	36.90%	-6.28%	0.44%	2.96%
Russell Midcap Index[1]	40.48%	-4.59%	2.43%	7.58%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Index is an unmanaged measure of performance of the 800 smallest companies in the Russell 1000 Index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/1/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.71%	$1,000.00	$1,259.80	$4.04
Hypothetical	0.71%	1,000.00	1,021.63	3.62

Class B
Actual	0.96%	$1,000.00	$1,258.50	$5.46
Hypothetical	0.96%	1,000.00	1,020.37	4.89

Class E
Actual	0.86%	$1,000.00	$1,259.10	$4.90
Hypothetical	0.86%	1,000.00	1,020.87	4.38

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.3%
Aerospace & Defense - 1.4%
Spirit Aerosystems Holdings, Inc.*(a)	414,300	$8,227,998

Beverages - 2.1%
Molson Coors Brewing Co. - Class B	270,800	12,229,328

Biotechnology - 2.0%
Talecris Biotherapeutics Holdings Corp.*	530,600	11,816,462

Capital Markets - 3.6%
Ameriprise Financial, Inc.	334,300	12,977,526
Northern Trust Corp.	145,900	7,645,160

		20,622,686

Chemicals - 2.7%
Air Products & Chemicals, Inc.	119,800	9,710,988
RPM International, Inc.(a)	276,900	5,629,377

		15,340,365

Commercial & Professional Services - 5.5%
Corrections Corp. of America*	435,300	10,686,615
Covanta Holding Corp.*(a)	485,900	8,789,931
Republic Services, Inc.	437,000	12,371,470

		31,848,016

Commercial Banks - 2.3%
City National Corp.(a)	216,100	9,854,160
Fifth Third Bancorp	381,600	3,720,600

		13,574,760

Communications Equipment - 0.6%
Juniper Networks, Inc.*	138,800	3,701,796

Computers & Peripherals - 1.1%
NetApp, Inc.*	180,900	6,221,151

Construction & Engineering - 0.9%
Foster Wheeler AG*	171,600	5,051,904

Containers & Packaging - 4.4%
Ball Corp.	394,300	20,385,310
Packaging Corp. of America	226,700	5,216,367

		25,601,677

Distributors - 2.0%
Genuine Parts Co.	298,100	11,315,876

Diversified Consumer Services - 0.5%
Apollo Group, Inc. - Class A*	50,600	3,065,348

Diversified Financial Services - 0.5%
NYSE Euronext	114,800	2,904,440

Electric Utilities - 2.0%
American Electric Power Co., Inc.	339,000	11,793,810

Electronic Equipment, Instruments & Components - 2.9%
Agilent Technologies, Inc.*(a)	132,500	4,116,775
Ingram Micro, Inc. - Class A*	718,400	12,536,080

		16,652,855

Energy Equipment & Services - 2.8%
Patterson-UTI Energy, Inc.(a)	295,000	4,528,250
Smith International, Inc.	106,000	2,880,020

Security Description	Shares	Value
Energy Equipment & Services - continued
Tidewater, Inc.(a)	185,500	$8,894,725

		16,302,995

Food Products - 3.5%
Campbell Soup Co.	102,000	3,447,600
McCormick & Co., Inc.(a)	297,100	10,734,223
Ralcorp Holdings, Inc.*	96,500	5,762,015

		19,943,838

Gas Utilities - 1.5%
Energen Corp.	185,300	8,672,040

Health Care Equipment & Supplies - 5.5%
CareFusion Corp.*	342,250	8,559,672
Hospira, Inc.*	151,300	7,716,300
Teleflex, Inc.	136,600	7,361,374
Zimmer Holdings, Inc.*	134,200	7,932,562

		31,569,908

Health Care Providers & Services - 1.5%
Omnicare, Inc.(a)	350,000	8,463,000

Hotels, Restaurants & Leisure - 2.1%
Burger King Holdings, Inc.(a)	641,900	12,080,558

Insurance - 3.0%
Marsh & McLennan Cos., Inc.	129,900	2,868,192
PartnerRe, Ltd.	77,700	5,801,082
RenaissanceRe Holdings, Ltd.	162,900	8,658,135

		17,327,409

Internet Software & Services - 1.3%
VeriSign, Inc.*	305,900	7,415,016

IT Services - 3.7%
DST Systems, Inc.*(a)	158,800	6,915,740
Fidelity National Information Services, Inc.	366,200	8,583,728
NeuStar, Inc. - Class A*	252,400	5,815,296

		21,314,764

Leisure Equipment & Products - 3.2%
Mattel, Inc.	916,000	18,301,680

Life Sciences Tools & Services - 1.5%
Life Technologies Corp.*	161,539	8,437,182

Machinery - 3.8%
Dover Corp.	330,900	13,768,749
Parker Hannifin Corp.	156,500	8,432,220

		22,200,969

Media - 2.6%
Cablevision Systems Corp. - Class A	180,700	4,665,674
Viacom, Inc. - Class B*	357,400	10,625,502

		15,291,176

Metals & Mining - 2.6%
Cliffs Natural Resources, Inc.	157,700	7,268,393
Compass Minerals International, Inc.(a)	119,600	8,035,924

		15,304,317

Multiline Retail - 4.3%
Family Dollar Stores, Inc.(a)	496,200	13,809,246
JC Penney Co., Inc.	420,500	11,189,505

		24,998,751

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Oil, Gas & Consumable Fuels - 5.0%
Holly Corp.(a)	436,800	$11,195,184
Massey Energy Co.(a)	111,850	4,698,819
Valero Energy Corp.	200,100	3,351,675
Williams Cos., Inc. (The)	468,500	9,875,980

		29,121,658

Personal Products - 0.6%
Avon Products, Inc.	113,800	3,584,700

Pharmaceuticals - 1.4%
Warner Chilcott Plc - Class A*	282,200	8,034,234

Real Estate Investment Trusts (REITs) - 2.5%
Public Storage	84,200	6,858,090
UDR, Inc.(a)	447,100	7,350,324

		14,208,414

Real Estate Management & Development - 1.3%
St. Joe Co. (The)*(a)	263,400	7,609,626

Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	185,900	5,870,722

Software - 4.9%
BMC Software, Inc.*	191,800	7,691,180
Intuit, Inc.*	279,500	8,583,445
Symantec Corp.*	657,700	11,766,253

		28,040,878

Specialty Retail - 2.3%
American Eagle Outfitters, Inc.	374,500	6,359,010
AutoZone, Inc.*	44,100	6,970,887

		13,329,897

Thrifts & Mortgage Finance - 0.9%
Hudson City Bancorp, Inc.	372,600	5,115,798

Total Common Stocks (Cost $481,801,228)		562,508,002

Short-Term Investments - 14.1%
Mutual Funds - 11.4%
State Street Navigator Securities Lending Prime Portfolio(b)	66,107,976	66,107,976

Repurchase Agreement - 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $15,564,009 on 01/04/10 collateralized by $15,195,000 Federal National Mortgage Association at 5.800% due 02/09/26 with a value of $15,878,775	$15,564,000	15,564,000

Total Short-Term Investments (Cost $81,671,976)		81,671,976

Total Investments - 111.4% (Cost $563,473,204)		644,179,978

Other Assets and Liabilities (net) - (11.4)%		(66,094,459)

Net Assets - 100.0%		$578,085,519

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$562,508,002	$—	$—	$562,508,002
Short-Term Investments
Mutual Funds	66,107,976	—	—	66,107,976
Repurchase Agreement	—	15,564,000	—	15,564,000
Total Short-Term Investments	66,107,976	15,564,000	—	81,671,976
TOTAL INVESTMENTS	$628,615,978	$15,564,000	$—	$644,179,978

*	See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$628,615,978
Repurchase Agreement	15,564,000
Cash	682
Receivable for shares sold	183,045
Dividends receivable	610,108

Total assets	644,973,813

Liabilities
Payables for:
Shares redeemed	332,023
Collateral for securities loaned	66,107,976
Accrued Expenses:
Management fees	337,755
Distribution and service fees - Class B	44,548
Distribution and service fees - Class E	2,706
Administration fees	3,357
Custodian and accounting fees	9,368
Deferred trustees’ fees	7,518
Other expenses	43,043

Total liabilities	66,888,294

Net Assets	$578,085,519

Net Assets Represented by
Paid in surplus	$926,358,031
Accumulated net realized loss	(435,009,211)
Unrealized appreciation on investments	80,706,774
Undistributed net investment income	6,029,925

Net Assets	$578,085,519

Net Assets
Class A	$344,458,995

Class B	212,230,864

Class E	21,395,660

Capital Shares Outstanding
Class A	36,801,050

Class B	22,820,601

Class E	2,292,830

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.36

Class B	9.30

Class E	9.33

(a)	Identified cost of investments, excluding repurchase agreement, was $547,909,204.
(b)	Includes securities loaned at value of $68,355,524.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends	$10,395,483
Interest (a)	404,002

Total investment income	10,799,485

Expenses
Management fees	4,023,856
Administration fees	46,196
Custodian and accounting fees	23,447
Distribution and service fees - Class B	430,922
Distribution and service fees - Class E	27,980
Audit and tax services	16,723
Legal	21,027
Trustees’ fees and expenses	22,763
Shareholder reporting	123,932
Insurance	1,070
Miscellaneous	2,666

Total expenses	4,740,582
Less broker commission recapture	(220,561)

Net expenses	4,520,021

Net investment income	6,279,464

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(168,801,899)
Futures contracts	1,666,443

Net realized loss on investments, futures contracts and foreign currency transactions	(167,135,456)

Net change in unrealized appreciation on investments	331,251,438

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	164,115,982

Net Increase in Net Assets from Operations	$170,395,446

(a)	Includes net income on securities loaned of $401,899.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$6,279,464	$15,223,624
Net realized loss on investments, futures contracts and foreign currency transactions	(167,135,456)	(266,799,316)
Net change in unrealized appreciation (depreciation) on investments	331,251,438	(173,048,714)

Net increase (decrease) in net assets resulting from operations	170,395,446	(424,624,406)

Distributions to Shareholders
From net investment income
Class A	(8,943,558)	(6,531,321)
Class B	(2,009,826)	(1,928,151)
Class E	(234,130)	(298,975)
From net realized gains
Class A	—	(39,790,584)
Class B	—	(15,597,504)
Class E	—	(2,208,439)

Net decrease in net assets resulting from distributions	(11,187,514)	(66,354,974)

Capital Share Transactions
Proceeds from shares sold
Class A	57,532,180	363,296,406
Class B	32,962,294	58,162,636
Class E	1,863,293	3,321,019
Net asset value of shares issued through acquisition
Class A	—	125,899,280
Class B	—	—
Class E	—	—
Net asset value of shares issued through dividend reinvestment
Class A	8,943,558	46,321,905
Class B	2,009,826	17,525,655
Class E	234,130	2,507,414
Cost of shares repurchased
Class A	(395,746,194)	(145,808,747)
Class B	(27,892,520)	(58,056,445)
Class E	(4,449,025)	(11,344,458)

Net increase (decrease) in net assets from capital share transactions	(324,542,458)	401,824,665

Net Decrease in Net Assets	(165,334,526)	(89,154,715)
Net assets at beginning of Period	743,420,045	832,574,760

Net assets at end of Period	$578,085,519	$743,420,045

Undistributed net investment income at end of period	$6,029,925	$11,187,438

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.93	$12.17	$13.74	$13.65	$14.13

Income (Loss) from Investment Operations
Net investment income(a)	0.09	0.17	0.13	0.10	0.04
Net realized/unrealized gain (loss) on investments	2.45	(4.48)	(0.33)	1.75	1.16

Total from investment operations	2.54	(4.31)	(0.20)	1.85	1.20

Less Distributions
Dividends from net investment income	(0.11)	(0.13)	(0.09)	(0.08)	(0.06)
Distributions from net realized capital gains	—	(0.80)	(1.28)	(1.68)	(1.62)

Total distributions	(0.11)	(0.93)	(1.37)	(1.76)	(1.68)

Net Asset Value, End of Period	$9.36	$6.93	$12.17	$13.74	$13.65

Total Return	37.14%	(38.15)%	(2.47)%	14.87%	8.40%
Ratio of expenses to average net assets after reimbursement	0.74%	0.72%	0.75%	0.77%	0.79%
Ratio of expenses to average net assets before reimbursement and rebates	0.74%	0.74%	0.76%	0.80%	0.82%
Ratio of net investment income to average net assets	1.17%	1.80%	0.96%	0.76%	0.63%
Portfolio turnover rate	75.2%	97.4%	89.9%	65.4%	170.0%
Net assets, end of period (in millions)	$344.5	$575.4	$550.8	$312.2	$89.0

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.89	$12.10	$13.65	$13.57	$14.05

Income (Loss) from Investment Operations
Net investment income(a)	0.07	0.15	0.09	0.06	0.05
Net realized/unrealized gain (loss) on investments	2.43	(4.46)	(0.31)	1.74	1.10

Total from investment operations	2.50	(4.31)	(0.22)	1.80	1.15

Less Distributions
Dividends from net investment income	(0.09)	(0.10)	(0.05)	(0.04)	(0.01)
Distributions from net realized capital gains	—	(0.80)	(1.28)	(1.68)	(1.62)

Total distributions	(0.09)	(0.90)	(1.33)	(1.72)	(1.63)

Net Asset Value, End of Period	$9.30	$6.89	$12.10	$13.65	$13.57

Total Return	36.76%	(38.30)%	(2.71)%	14.67%	8.06%
Ratio of expenses to average net assets after reimbursement	0.99%	0.97%	0.99%	1.02%	1.03%
Ratio of expenses to average net assets before reimbursement and rebates	0.99%	0.99%	1.00%	1.05%	1.07%
Ratio of net investment income to average net assets	0.91%	1.50%	0.67%	0.48%	0.38%
Portfolio turnover rate	75.2%	97.4%	89.9%	65.4%	170.0%
Net assets, end of period (in millions)	$212.2	$150.0	$243.6	$216.8	$200.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.91	$12.13	$13.69	$13.61	$14.10

Income (Loss) from Investment Operations
Net investment income(a)	0.08	0.16	0.10	0.08	0.07
Net realized/unrealized gain (loss) on investments	2.43	(4.47)	(0.31)	1.74	1.10

Total from investment operations	2.51	(4.31)	(0.21)	1.82	1.17

Less Distributions
Dividends from net investment income	(0.09)	(0.11)	(0.07)	(0.06)	(0.04)
Distributions from net realized capital gains	—	(0.80)	(1.28)	(1.68)	(1.62)

Total distributions	(0.09)	(0.91)	(1.35)	(1.74)	(1.66)

Net Asset Value, End of Period	$9.33	$6.91	$12.13	$13.69	$13.61

Total Return	36.90%	(38.24)%	(2.64)%	14.74%	8.23%
Ratio of expenses to average net assets after reimbursement	0.89%	0.88%	0.89%	0.93%	0.93%
Ratio of expenses to average net assets before reimbursement and rebates	0.89%	0.89%	0.90%	0.95%	0.97%
Ratio of net investment income to average net assets	1.01%	1.58%	0.76%	0.58%	0.49%
Portfolio turnover rate	75.2%	97.4%	89.9%	65.4%	170.0%
Net assets, end of period (in millions)	$21.4	$18.0	$38.2	$36.0	$32.6

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lazard Mid Cap Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lazard Asset Management LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets
$4,023,856	0.70%	First $500 Million
	0.675%	$500 Million to $1 Billion
	0.60%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.80%	1.05%	0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

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Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Shares Issued in Connection with Acquisition	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	83,042,308	8,000,555	—	1,305,629	(55,547,442)	(46,241,258)	36,801,050
12/31/2008	45,269,815	36,191,944	11,592,936	4,265,369	(14,277,756)	37,772,493	83,042,308

Class B

12/31/2009	21,777,825	4,413,104	—	294,696	(3,665,024)	1,042,776	22,820,601
12/31/2008	20,135,331	5,873,082	—	1,621,245	(5,851,833)	1,642,494	21,777,825

Class E

12/31/2009	2,603,431	246,726	—	34,230	(591,557)	(310,601)	2,292,830
12/31/2008	3,152,420	349,186	—	231,311	(1,129,486)	(548,989)	2,603,431

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$410,774,376	$—	$656,520,581

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$578,113,324	$87,452,377	$(21,385,723)	$66,066,654

15

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

16

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period April 27 - April 30, 2009, the Portfolio had 4,322 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $1,666,443 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$68,355,524	$66,107,976	$3,954,102	$70,062,078

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Acquisitions

As of the close of business on April 25, 2008, the Portfolio acquired all of the net assets of Batterymarch Mid Cap Stock Portfolio (“Batterymarch”), a series of the Trust, pursuant to a plan of reorganization approved by Batterymarch shareholders on February 28, 2008. The acquisition was accomplished by a tax-free exchange of 11,592,936 Class A shares of the Portfolio (valued at $125,899,280) in exchange for 8,385,887 Class A shares of Batterymarch outstanding on April 25, 2008. Batterymarch Class A net assets at that date ($125,899,280), including $7,937,924 of unrealized appreciation, were combined with those of the Portfolio Class A. The aggregate Class A net assets of the Portfolio immediately before the acquisition were $586,648,312. The aggregate Class A net assets of Batterymarch immediately before the acquisition were $125,899,280. The aggregate Class A net assets of the Portfolio immediately after the acquisition were $712,547,592.

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Market, Credit and Counterparty Risk - continued

contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

11. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$11,187,514	$34,697,691	$—	$31,657,283	$11,187,514	$66,354,974

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$6,037,443	$—	$66,066,654	$(420,369,091)	$(348,264,994)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$247,739,494	$172,629,597	$420,369,091

12. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

13. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Lazard Mid Cap Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lazard Mid Cap Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lazard Mid Cap Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lazard Mid Cap Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods, but underperformed the median of its Performance Universe for the five-year period ended July 31, 2009. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Index, for the one-year period, and underperformed its benchmark for the three- and five- year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance and noted the Portfolio’s improved more recent performance. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

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Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lazard Mid Cap Portfolio, the Board considered that the Portfolio’s actual management fees were at the median of the Expense Group, slightly above the median of the Expense Universe, and below the median of the Sub-advised Expense Universe. The Board also considered that total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Lazard Mid Cap Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as

24

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Legg Mason Partners Aggressive Growth Portfolio had a return of 33.45%, 32.96% and 33.26% for Class A, B and E Shares, respectively, versus 37.01% for its benchmark, the Russell 3000 Growth Index1.

Market Environment / Conditions

The U.S. equity market finished 2009 with its third straight quarterly advance as the S&P 500 Index4 (S&P 500) gained 6% in the fourth quarter, while for 2009 it gained 26.46%, its best year since 2003. The market’s recovery since the lows of the past spring was remarkable, with the S&P 500 gaining 65% from its 12-year low on March 9 through the end of the year. Perhaps more notable, however, was the fact that stocks closed the decade below where they began it, with the S&P 500 dropping 24% percent over the last 10 years – smaller than the 42% drop seen in 1930s – for an average decline of 0.9% a year since 1999, including dividends, the first decade of negative annualized returns for the S&P 500 since its inception in 1927.

In our commentaries during the year, we wrote much in defense of equities and explained why we felt, using history as a guide, that the market levels seen in late 2008 and early 2009 could be “generational lows, off of which an advance could be dramatic and long-lasting.” Last quarter, we gave the reasons why we expected to begin to see a shift in performance leadership from the more credit-sensitive parts of the market to higher-quality, secular growth companies. We stressed that, at that point in the cycle, we felt a premium should be placed on consistency and growth of earnings and cash flows, inexpensive valuation and balance sheet flexibility, all of which are hallmarks of our strategy.

Portfolio Review / Current Positioning

Overall sector allocation detracted from performance relative to the benchmark Russell 3000 Growth Index during the period. In terms of stock selection, the Health Care sector was the only significant detractor during the period. The Portfolio’s underweight positions in the Information Technology and Materials sectors as well as an overweight position in the Health Care sector also detracted from relative performance.

The Portfolio’s holdings in Genzyme Corp., Amgen Inc., Johnson & Johnson and King Pharmaceuticals Inc., all in the Health Care sector, and Comcast Corp. (Class A Special) in the Consumer Discretionary sector were leading detractors from performance during the period.

4 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

Overall stock selection helped performance relative to the benchmark Russell 3000 Growth Index during the period. In particular, stock selection in the Energy, Information Technology and Materials sectors made a positive contribution to relative performance. The Portfolio’s underweight position in the Industrials sector, its overweight position in the Consumer Discretionary sector, and its lack of any significant holdings in the Consumer Staples and Utilities sectors during the period helped relative performance.

Among individual stock holdings in the Portfolio, Anadarko Petroleum Corp. and Weatherford International Ltd. in the Energy sector, Broadcom Corp. and Seagate Technology in the Information Technology sector and Cablevision Systems Corp. in the Consumer Discretionary sector were leading contributors to Portfolio performance.

As we enter a new year and decade, we remain constructive on our Portfolio positioning. As growth managers, we feel stock selection is important given the current economic background of slow U.S. GDP growth, a choppy housing market and a consumer more inclined to save than spend. We believe companies that can grow on a sustainable basis in this environment are those which are innovative at their core, are fiscally disciplined, and in many cases are generating an increasing percentage of their revenues from emerging markets.

In no sector of our Portfolio is innovation more a focal point than in our Biotechnology holdings within the Health Care sector. Using our bottom-up, fundamental-driven process, we have identified what we think are leading-edge Biotech firms developing novel methods to treat unmet medical needs. They are typically focused on treatment of diseases like cancer, Multiple Sclerosis and Alzheimer’s, among others, for which there is no current cure. As the long-debated Healthcare reform legislation nears a conclusion, the risk/reward relationship for this group appears favorable. It is our belief that sales of drugs that improve lives, make individuals healthier, keep them out of hospitals and avoid critical care, will continue to thrive. In addition, balance sheets of our holdings in the industry typically remain pristine, with lots of cash and high cash flow rates.

In the Information Technology sector, companies that have continued to invest in new technologies have been rewarded. Light Emitting Diodes, Flash Memory, smaller and higher capacity Hard Disk Drives are all examples of technologies within the sector where innovation has benefited shareholders. We continue to focus on those companies which we feel have both the necessary balance sheet strength and the technological prowess to enable their continued long-term growth.

Finally, we remain firm believers in the growth prospects of Energy sector companies that have been able to use science to identify new sources of hydrocarbons around the world, and Energy-sector service companies whose technologies facilitate their extraction or streamline their production. We believe opportunity exists to invest in Energy companies that have expanded their business in North America but also (and more importantly) in areas like Latin America, North/West Africa and parts of the Middle East and Asia that were previously undiscovered.

1

MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary* (continued)

Over the last 10 years the equity markets have weathered, among other things, the collapse of the dot-com bubble, the attacks of 9/11, Hurricane Katrina, and most recently, the housing and credit-driven financial crisis. While we do not know what new challenges and opportunities the coming decade will bring, we feel confident that our investment discipline remains strong and believe our Portfolio is well positioned to grow.

Richard Freeman Senior Portfolio Manager ClearBridge Advisors, LLC	Evan Bauman Portfolio Manager ClearBridge Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Anadarko Petroleum Corp.	9.6%
UnitedHealth Group, Inc.	7.5%
Biogen Idec, Inc.	6.6%
Weatherford International, Ltd.	6.3%
Amgen, Inc.	6.1%
Forest Laboratories, Inc.	5.7%
Genzyme Corp.	5.0%
Cablevision Systems Corp. - Class A	4.3%
Comcast Corp. - Special Class A	4.3%
L-3 Communications Holdings, Inc.	3.6%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	36.7%
Energy	18.8%
Communications	15.9%
Technology	9.9%
Industrials	9.6%
Short-Term Investments	5.6%
Basic Materials	1.7%
Affiliated Investment Company	1.1%
Financials	0.5%
Cyclical	0.2%

2

MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

Legg Mason Partners Aggressive Growth Portfolio managed by

ClearBridge Advisors, LLC vs. Russell 3000 Growth Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
Legg Mason Partners Aggressive Growth Portfolio—Class A	33.45%	-5.80%	-1.31%	-0.47%
Class B	32.96%	-6.07%	-1.55%	-3.92%
Class E	33.26%	-5.97%	-1.44%	3.37%
Russell 3000 Growth Index[1]	37.01%	-2.06%	1.58%	-1.28%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 3000 Growth Index is an unmanaged measure of performance of those Russell 3000 Index companies with higher price-to- book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.68%	$1,000.00	$1,222.90	$3.81
Hypothetical	0.68%	1,000.00	1,021.78	3.47

Class B
Actual	0.93%	$1,000.00	$1,220.90	$5.21
Hypothetical	0.93%	1,000.00	1,020.52	4.74

Class E
Actual	0.83%	$1,000.00	$1,221.50	$4.65
Hypothetical	0.83%	1,000.00	1,021.02	4.23

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.5%
Aerospace & Defense - 3.6%
L-3 Communications Holdings, Inc.	269,000	$23,389,550

Biotechnology - 19.3%
Amgen, Inc.*	701,700	39,695,169
Biogen Idec, Inc.*	803,500	42,987,250
Genzyme Corp.*	665,430	32,612,724
Isis Pharmaceuticals, Inc.*(a)	90,435	1,003,829
Vertex Pharmaceuticals, Inc.*(a)	216,700	9,285,595

		125,584,567

Communications Equipment - 0.9%
Arris Group, Inc.*	122,915	1,404,919
Nokia Oyj (ADR)(a)	325,700	4,185,245

		5,590,164

Computers & Peripherals - 4.0%
SanDisk Corp.*	472,690	13,703,283
Seagate Technology	688,600	12,525,634

		26,228,917

Construction & Engineering - 0.5%
Fluor Corp.	72,610	3,270,354

Diversified Financial Services - 0.5%
Bank of America Corp.	214,647	3,232,584

Electronic Equipment, Instruments & Components - 1.9%
Dolby Laboratories, Inc. - Class A*	50,000	2,386,500
Tyco Electronics, Ltd.	415,825	10,208,504

		12,595,004

Energy Equipment & Services - 9.8%
Core Laboratories N.V.(a)	100,000	11,812,000
National-Oilwell Varco, Inc.	259,678	11,449,203
Weatherford International, Ltd.*	2,268,400	40,627,044

		63,888,247

Health Care Equipment & Supplies - 3.0%
Covidien Plc	402,925	19,296,078

Health Care Providers & Services - 7.5%
UnitedHealth Group, Inc.	1,589,300	48,441,864

Industrial Conglomerates - 2.3%
Tyco International, Ltd.	423,325	15,104,236

Internet & Catalog Retail - 0.8%
Liberty Media Corp. - Interactive - Class A*	480,800	5,211,872

Internet Software & Services - 0.0%
AOL, Inc.*	3	70

Machinery - 1.6%
Pall Corp.	290,200	10,505,240

Security Description	Shares	Value

Media - 14.8%
Cablevision Systems Corp. - Class A	1,092,600	$28,210,932
CBS Corp.	79,400	1,115,570
Comcast Corp. - Class A	159,000	2,680,740
Comcast Corp. - Special Class A	1,761,300	28,198,413
DIRECTV - Class A*	444,975	14,839,916
Liberty Global, Inc.*(a)	52,900	1,159,039
Liberty Media Corp. - Capital, Series A*	146,600	3,500,808
Liberty Media-Starz, Series A*	44,490	2,053,213
Time Warner Cable, Inc.	10	414
Time Warner, Inc.	33	962
Viacom, Inc. - Class B*	79,600	2,366,508
Walt Disney Co. (The)	376,500	12,142,125

		96,268,640

Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc.*	93,700	7,523,173
Nucor Corp.	81,600	3,806,640

		11,329,813

Oil, Gas & Consumable Fuels - 9.6%
Anadarko Petroleum Corp.	1,001,960	62,542,343

Pharmaceuticals - 8.3%
BioMimetic Therapeutics, Inc.*(a)	145,000	1,729,850
Forest Laboratories, Inc.*	1,146,800	36,823,748
Teva Pharmaceutical Industries, Ltd. (ADR)	84,100	4,724,738
Valeant Pharmaceuticals International*	325,100	10,334,929

		53,613,265

Semiconductors & Semiconductor Equipment - 5.5%
Broadcom Corp. - Class A*	582,700	18,325,915
Cirrus Logic, Inc.*(a)	291,400	1,987,348
Cree, Inc.*	135,300	7,626,861
DSP Group, Inc.*	106,400	599,032
Intel Corp.	347,500	7,089,000

		35,628,156

Software - 0.7%
Autodesk, Inc.*	179,700	4,566,177

Specialty Retail - 0.2%
Charming Shoppes, Inc.*(a)	177,100	1,145,837

Total Common Stocks (Cost $672,425,106)		627,432,978

Affiliated Investment Company - 1.2%
PowerShares QQQ (Cost - $4,931,928)	170,000	7,806,400

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Short-Term Investments - 5.8%
Mutual Funds - 3.5%
State Street Navigator Securities Lending Prime Portfolio(b)	22,806,878	$22,806,878

Repurchase Agreement - 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.000% to be repurchased at $14,914,000 on 01/04/10 collateralized by $14,475,000 Federal Home Loan Bank at 5.500% due 07/15/36 with a value of $15,216,844.	$14,914,000	14,914,000

Total Short-Term Investments (Cost $37,720,878)		37,720,878

Total Investments - 103.5% (Cost $715,077,912)		672,960,256

Other Assets and Liabilities (net) - (3.5)%		(23,043,679)

Net Assets - 100.0%		$649,916,577

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$627,432,978	$—	$—	$627,432,978
Affiliated Investment Company	7,806,400	—	—	7,806,400
Short-Term Investments
Mutual Funds	22,806,878	—	—	22,806,878
Repurchase Agreement	—	14,914,000	—	14,914,000
Total Short-Term Investments	22,806,878	14,914,000	—	37,720,878
TOTAL INVESTMENTS	$658,046,256	$14,914,000	$—	$672,960,256

*	See Portfolio of Investments for additional detail categorizations.

See accompanying notes to financial statements.

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Legg Mason Partners Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$658,046,256
Repurchase Agreement	14,914,000
Cash	103
Receivable for shares sold	64,982
Dividends receivable	174,197

Total assets	673,199,538

Liabilities
Payables for:
Shares redeemed	57,345
Collateral for securities loaned	22,806,878
Accrued Expenses:
Management fees	344,578
Distribution and service fees - Class B	31,737
Distribution and service fees - Class E	379
Administration fees	3,693
Custodian and accounting fees	2,676
Deferred trustees’ fees	7,518
Other expenses	28,157

Total liabilities	23,282,961

Net Assets	$649,916,577

Net Assets Represented by
Paid in surplus	$879,559,877
Accumulated net realized loss	(187,836,908)
Unrealized depreciation on investments	(42,117,656)
Undistributed net investment income	311,264

Net Assets	$649,916,577

Net Assets
Class A	$493,936,155

Class B	152,945,422

Class E	3,035,000

Capital Shares Outstanding
Class A	81,099,858

Class B	25,606,846

Class E	504,948

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$6.09

Class B	5.97

Class E	6.01

(a)	Identified cost of investments, excluding repurchase agreement, was $700,163,912.
(b)	Includes securities loaned at value of $22,248,515.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$4,416,233
Interest (b)	255,490

Total investment income	4,671,723

Expenses
Management fees	3,880,249
Administration fees	47,789
Custodian and accounting fees	11,661
Distribution and service fees - Class B	328,391
Distribution and service fees - Class E	3,937
Audit and tax services	21,780
Legal	21,350
Trustees’ fees and expenses	22,763
Shareholder reporting	17,043
Insurance	1,981
Miscellaneous	3,462

Total expenses	4,360,406
Less broker commission recapture	(17,117)

Net expenses	4,343,289

Net investment income	328,434

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(129,958,875)
Futures contracts	1,047,032

Net realized loss on investments and futures contracts	(128,911,843)

Net change in unrealized appreciation on investments	294,396,442

Net realized and unrealized gain on investments and futures contracts	165,484,599

Net Increase in Net Assets from Operations	$165,813,033

(a)	Net of foreign withholding taxes of $58,718.
(b)	Includes net income on securities loaned of $253,507.

See accompanying notes to financial statements.

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Legg Mason Partners Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$328,434	$779,052
Net realized loss on investments and futures contracts	(128,911,843)	(57,759,048)
Net change in unrealized appreciation (depreciation) on investments	294,396,442	(372,628,102)

Net increase (decrease) in net assets resulting from operations	165,813,033	(429,608,098)

Distributions to Shareholders
From net investment income
Class A	(778,848)	(105,866)
Class B	—	—
Class E	—	—
From net realized gains
Class A	—	(5,911,432)
Class B	—	(1,455,657)
Class E	—	(29,445)

Net decrease in net assets resulting from distributions	(778,848)	(7,502,400)

Capital Share Transactions
Proceeds from shares sold
Class A	44,100,539	140,398,748
Class B	17,035,141	15,394,589
Class E	357,563	421,900
Net asset value of shares issued through dividend reinvestment
Class A	778,848	6,017,298
Class B	—	1,455,657
Class E	—	29,445
Cost of shares repurchased
Class A	(257,587,373)	(86,468,387)
Class B	(23,030,961)	(36,962,881)
Class E	(564,056)	(925,860)

Net increase (decrease) in net assets from capital share transactions	(218,910,299)	39,360,509

Net Decrease in Net Assets	(53,876,114)	(397,749,989)
Net assets at beginning of period	703,792,691	1,101,542,680

Net assets at end of period	$649,916,577	$703,792,691

Undistributed (distribution in excess of) net investment income at end of period	$311,264	$778,796

See accompanying notes to financial statements.

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Legg Mason Partners Aggressive Growth Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$4.57	$7.54	$8.09	$8.70	$7.65

Income (Loss) from Investment Operations:
Net investment income(a)	0.00 +	0.01	0.01	0.03	0.00	+
Net realized/unrealized gain (loss) on investments	1.53	(2.93)	0.22	(0.14)	1.06

Total from investment operations	1.53	(2.92)	0.23	(0.11)	1.06

Less Distributions
Dividends from net investment income	(0.01)	(0.00)+	(0.02)	—	—
Distributions from net realized capital gains	—	(0.05)	(0.76)	(0.50)	(0.01)

Total distributions	(0.01)	(0.05)	(0.78)	(0.50)	(0.01)

Net Asset Value, End of Period	$6.09	$4.57	$7.54	$8.09	$8.70

Total Return	33.45%	(38.95)%	2.60%	(1.60)%	13.84%
Ratio of expenses to average net assets after reimbursement	0.67%	0.65%	0.67%	0.73%	0.72%
Ratio of expenses to average net assets before reimbursement and rebates	0.67%	0.65%	0.67%	0.75%	0.72	%(b)
Ratio of net investment income to average net assets	0.11%	0.13%	0.07%	0.33%	0.00	%++
Portfolio turnover rate	2.5%	6.2%	0.7%	190.3%	121.0%
Net assets, end of period (in millions)	$493.9	$580.9	$874.6	$607.7	$500.4

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$4.49	$7.42	$7.98	$8.60	$7.58

Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.01)	(0.01)	(0.01)	0.01	(0.02)
Net realized/unrealized gain (loss) on investments	1.49	(2.87)	0.21	(0.13)	1.05

Total from investment operations	1.48	(2.88)	0.20	(0.12)	1.03

Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(0.05)	(0.76)	(0.50)	(0.01)

Total distributions	—	(0.05)	(0.76)	(0.50)	(0.01)

Net Asset Value, End of Period	$5.97	$4.49	$7.42	$7.98	$8.60

Total Return	32.96%	(39.05)%	2.27%	(1.74)%	13.58%
Ratio of expenses to average net assets after reimbursement	0.92%	0.90%	0.92%	0.98%	0.97%
Ratio of expenses to average net assets before reimbursement and rebates	0.92%	0.90%	0.92%	1.00%	0.97	%(b)
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.13)%	(0.18)%	0.10%	(0.25)%
Portfolio turnover rate	2.5%	6.2%	0.7%	190.3%	121.0%
Net assets, end of period (in millions)	$152.9	$120.4	$222.3	$254.0	$277.8

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Legg Mason Partners Aggressive Growth Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$4.51	$7.45	$8.01	$8.62	$7.59

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.00)+	(0.00)+	(0.01)	0.02	(0.01)
Net realized/unrealized gain (loss) on investment activities	1.50	(2.89)	0.21	(0.13)	1.05

Total from investment operations	1.50	(2.89)	0.20	(0.11)	1.04

Less Distributions
Dividends from net investment income	—	—	(0.00)+	—	—
Distributions from net realized capital gains	—	(0.05)	(0.76)	(0.50)	(0.01)

Total distributions	—	(0.05)	(0.76)	(0.50)	(0.01)

Net Asset Value, End of Period	$6.01	$4.51	$7.45	$8.01	$8.62

Total Return	33.26%	(39.03)%	2.32%	(1.61)%	13.69%
Ratio of expenses to average net assets after reimbursement	0.82%	0.80%	0.82%	0.88%	0.87%
Ratio of expenses to average net assets before reimbursements and rebates	0.82%	0.80%	0.82%	0.90%	0.87	%(b)
Ratio of net investment income (loss) to average net assets	(0.06)%	(0.03)%	(0.08)%	0.20%	(0.15)%
Portfolio turnover rate	2.5%	6.2%	0.7%	190.3%	121.0%
Net assets, end of period (in millions)	$3.0	$2.5	$4.6	$5.9	$6.4

+	Rounds to less than $0.005 per share.
++	Rounds to less than 0.005%
N/A	Not Applicable
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Legg Mason Partners Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Legg Mason Partners Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with ClearBridge Advisors, LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

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Legg Mason Partners Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$3,880,249	0.65%	First $500 Million

	0.60%	$500 Million to $1 Billion

	0.55%	$1 Billion to $2 Billion

	0.50%	Over $2 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	127,046,090	8,749,930	172,312	(54,868,474)	(45,946,232)	81,099,858
12/31/2008	116,011,689	23,516,784	829,972	(13,312,355)	11,034,401	127,046,090

Class B

12/31/2009	26,832,211	3,346,366	—	(4,571,731)	(1,225,365)	25,606,846
12/31/2008	29,971,698	2,531,189	204,159	(5,874,835)	(3,139,487)	26,832,211

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Legg Mason Partners Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest - continued

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Decrease in Shares Outstanding	Ending Shares

Class E

12/31/2009	547,545	71,708	—	(114,305)	(42,597)	504,948
12/31/2008	615,318	74,056	4,112	(145,941)	(67,773)	547,545

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$14,502,341	$—	$156,613,254

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$715,357,492	$76,430,609	$(118,827,845)	$(42,397,236)

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period April 27 - April 30, 2009, the Portfolio had 2,586 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $1,047,032 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

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Legg Mason Partners Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Securities Lending

As December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$22,248,515	$22,806,878	$—	$22,806,878

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008

$778,848	$6,625,384	$—	$877,016	$—	$—	$778,848	$7,502,400

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$318,782	$—	$(42,397,236)	$(187,557,328)	$(229,635,782)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2010	Expiring 12/31/2016	Expiring 12/31/2017	Total

$1,182,381*	$55,844,851	$130,530,096	$187,557,328

* The Portfolio acquired capital losses in the merger with Janus Growth Portfolio on April 28, 2003.

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MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Legg Mason Partners Aggressive Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Partners Aggressive Growth Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Legg Mason Partners Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Legg Mason Partners Aggressive Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Legg Mason Partners Aggressive Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended July 31, 2009 and outperformed its Lipper Index for the one-year period and underperformed its Lipper Index for the three- and five-year periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the Russell 3000 Growth Index, for the one-, three- and five-year periods ended August 31, 2009. The Board noted that the sub-adviser was replaced on October 1, 2006, therefore, the longer term performance of the Portfolio, reflected the performance of the Portfolio’s prior sub-adviser. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of market conditions on the Portfolio’s performance, as well as its more recent improved performance. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s performance is being addressed.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The

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Legg Mason Partners Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Legg Mason Partners Aggressive Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Legg Mason Partners Aggressive Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the

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MET INVESTORS SERIES TRUST

Legg Mason Partners Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Managed by Legg Mason Capital Management, Inc.

Portfolio Manager Commentary*

Performance

During the year ended December 31, 2009, the Legg Mason Value Equity Portfolio had a return of 37.79%, 37.97% and 37.96%, for Class A, B and E shares, respectively, versus 26.46% for its benchmark, the S&P 500 Index1.

Market Environment / Conditions

Investors saw the major averages follow what seemed like a roller coaster ride during 2009, with the S&P 500 declining by nearly -25% between January 1 and March 9 before rising by nearly +68% between March 10 and December 31. Financial stocks did particularly well during the rally. National franchise financials posted amazing gains, with Bank of America up +300% from March through December and Wells Fargo up +172% over that time. The nature of the financial crisis was such that many investors were unloading their bank shares in a panic as the political rhetoric calling for nationalization heated up. As the crisis subsided, the risk of nationalization abated and investors could begin to discount the substantial normalized earning power of many of the financials. The equity markets over the last year were characterized by two things: the panic of the crisis and the outsized profits earned by those investors willing to take a chance on any companies given low probabilities of survival. Government efforts to restore liquidity and repair balance sheets, particularly through the Troubled Asset Relief Program(TARP) program, helped restore confidence and drew capital back into the system.

Portfolio Review / Current Positioning

The Portfolio benefited from the overall market rally and outperformed its benchmark S&P 500. Information Technology stocks were among the best performers in the Portfolio, with eBay, Texas Instruments and International Business Machines among the leading performers for the twelve months ended December 31. Financials were also a source of outperformance during the year, with Aflac, Goldman Sachs, Capital One, Wells Fargo and JPMorgan Chase all leading performers in the sector. Outside of these two sectors, there were leaders in the Consumer Discretionary sector, including Sears Holdings and Amazon.com, which both more than doubled during the year. Finally, the Portfolio’s large weight in power producer AES benefited performance, with the stock’s +62.5% gain during the year helping to drive performance. Laggards emerged in the Industrials space, with General Electric’s drop during the year hurting relative performance, along with the challenged performance of biotech stocks like Genzyme and Amgen and managed-care stocks like UnitedHealth Group and Aetna.

Mary Chris Gay

Portfolio Manager, Senior Vice President

Legg Mason Capital Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
AES Corp. (The)	8.3%
Aflac, Inc.	3.6%
Sears Holdings Corp.	3.5%
Aetna, Inc.	3.4%
eBay, Inc.	3.3%
International Business Machines Corp.	3.2%
Hewlett-Packard Co.	3.1%
CA, Inc.	3.0%
Cisco Systems, Inc.	2.9%
Texas Instruments, Inc.	2.9%

Top Sectors

Percent of Portfolio Market Value
Financials	24.6%
Communications	18.9%
Technology	15.5%
Non-Cyclical	12.0%
Short-Term Investments	8.0%
Utilities	7.9%
Cyclical	5.8%
Industrials	4.8%
Energy	1.5%
Basic Materials	1.0%

1

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Legg Mason Value Equity Portfolio managed by

Legg Mason Capital Management, Inc. vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	Since Inception[3]
Legg Mason Value Equity Portfolio—Class A	37.79%	-16.03%	-9.05%
Class B	37.97%	-16.17%	-9.20%
Class E	37.96%	-16.11%	-11.60%
S&P 500 Index[1]	26.46%	-5.63%	0.25%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A and Class B shares is 11/1/05. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 11/1/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

2

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.66%	$1,000.00	$1,235.50	$3.72
Hypothetical	0.66%	1,000.00	1,020.38	3.36

Class B
Actual	0.91%	$1,000.00	$1,235.50	$5.13
Hypothetical	0.91%	1,000.00	1,020.62	4.63

Class E
Actual	0.81%	$1,000.00	$1,235.10	$4.56
Hypothetical	0.81%	1,000.00	1,021.12	4.13

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

3

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.3%
Aerospace & Defense - 0.6%
Boeing Co. (The)	18,300	$990,579

Beverages - 0.5%
PepsiCo, Inc.	13,600	826,880

Biotechnology - 2.9%
Amgen, Inc.*	68,700	3,886,359
Genzyme Corp.*	17,100	838,071

		4,724,430

Capital Markets - 5.4%
Goldman Sachs Group, Inc. (The)	24,700	4,170,348
State Street Corp.	105,500	4,593,470

		8,763,818

Commercial Banks - 2.2%
Wells Fargo & Co.	129,700	3,500,603

Communications Equipment - 3.3%
Cisco Systems, Inc.*	198,900	4,761,666
QUALCOMM, Inc.	11,000	508,860

		5,270,526

Computers & Peripherals - 7.4%
EMC Corp.*	100,800	1,760,976
Hewlett-Packard Co.	96,600	4,975,866
International Business Machines Corp.	39,516	5,172,644

		11,909,486

Consumer Finance - 4.4%
American Express Co.	57,100	2,313,692
Capital One Financial Corp.	123,486	4,734,453

		7,048,145

Diversified Consumer Services - 0.8%
Apollo Group, Inc. - Class A*	20,500	1,241,890

Diversified Financial Services - 7.4%
Bank of America Corp.	227,900	3,432,174
CME Group, Inc.	5,125	1,721,744
JPMorgan Chase & Co.	89,106	3,713,047
NYSE Euronext	124,200	3,142,260

		12,009,225

Diversified Telecommunication Services - 0.7%
AT&T, Inc.	40,500	1,135,215

Food & Staples Retailing - 0.1%
Safeway, Inc.	8,300	176,707

Health Care Equipment & Supplies - 0.9%
Medtronic, Inc.	34,200	1,504,116

Health Care Providers & Services - 5.7%
Aetna, Inc.	171,866	5,448,152
UnitedHealth Group, Inc.	121,541	3,704,570

		9,152,722

Hotels, Restaurants & Leisure - 0.9%
Yum! Brands, Inc.	43,200	1,510,704

Security Description	Shares	Value

Independent Power Producers & Energy Traders - 8.3%
AES Corp. (The)*	1,003,900	$13,361,909

Industrial Conglomerates - 2.1%
3M Co.	15,000	1,240,050
General Electric Co.	140,300	2,122,739

		3,362,789

Insurance - 6.3%
Aflac, Inc.	126,700	5,859,875
Allstate Corp. (The)	67,500	2,027,700
Prudential Financial, Inc.	47,900	2,383,504

		10,271,079

Internet & Catalog Retail - 2.8%
Amazon.com, Inc.*	34,039	4,578,926

Internet Software & Services - 8.4%
AOL, Inc.*	13,281	309,182
eBay, Inc.*	228,400	5,376,536
Google, Inc. - Class A*	6,400	3,967,872
Yahoo!, Inc.*	231,100	3,877,858

		13,531,448

Leisure Equipment & Products - 1.6%
Eastman Kodak Co.*(a)	629,505	2,656,511

Machinery - 0.7%
Deere & Co.	20,100	1,087,209

Media - 4.6%
DIRECTV - Class A*(a)	44,600	1,487,410
Time Warner Cable, Inc.	39,753	1,645,377
Time Warner, Inc.	150,000	4,371,000

		7,503,787

Metals & Mining - 1.1%
Nucor Corp.	37,300	1,740,045

Multiline Retail - 5.2%
JC Penney Co., Inc.	100,773	2,681,569
Sears Holdings Corp.*(a)	68,300	5,699,635

		8,381,204

Oil, Gas & Consumable Fuels - 1.5%
Chesapeake Energy Corp.	37,400	967,912
ConocoPhillips Co.	30,300	1,547,421

		2,515,333

Personal Products - 1.0%
Avon Products, Inc.	49,900	1,571,850

Pharmaceuticals - 0.7%
Merck & Co., Inc.	30,800	1,125,432

Semiconductors & Semiconductor Equipment - 2.9%
Texas Instruments, Inc.	181,928	4,741,044

Software - 5.9%
CA, Inc.	216,950	4,872,697
Electronic Arts, Inc.*	115,772	2,054,953

See accompanying notes to financial statements.

4

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Software - continued
Microsoft Corp.	88,600	$2,701,414

		9,629,064

Total Common Stocks (Cost $108,743,935)		155,822,676

Convertible Preferred Stock - 0.2%
Diversified Financial Services - 0.2%
Bank of America Corp. 10.000%, due 12/31/49* (Cost - $330,000)	22,000	328,240

Short-Term Investments - 8.4%
Mutual Funds - 5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	8,411,414	8,411,414

Repurchase Agreement - 3.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $5,134,003 on 01/04/10 collateralized by $4,830,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $5,240,550.	$5,134,000	5,134,000

Total Short-Term Investments (Cost $13,545,414)		13,545,414

Total Investments - 104.9% (Cost $122,619,349)		169,696,330

Other Assets and Liabilities (net) - (4.9)%		(7,987,572)

Net Assets - 100.0%		$161,708,758

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$155,822,676	$—	$—	$155,822,676
Total Convertible Preferred Stock*	328,240	—	—	328,240
Short-Term Investments
Mutual Funds	8,411,414	—	—	8,411,414
Repurchase Agreement	—	5,134,000	—	5,134,000
Total Short-Term Investments	8,411,414	5,134,000	—	13,545,414
TOTAL INVESTMENTS	$164,562,330	$5,134,000	$—	$169,696,330
*	See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$164,562,330
Repurchase Agreement	5,134,000
Cash	27
Receivable for investments sold	1,132,800
Receivable for shares sold	132,567
Dividends receivable	73,314
Interest receivable	1

Total assets	171,035,039

Liabilities
Payables for:
Investments purchased	624,671
Shares redeemed	144,562
Collateral for securities loaned	8,411,414
Accrued Expenses:
Management fees	88,316
Distribution and service fees - Class B	26,540
Distribution and service fees - Class E	1,449
Administration fees	1,212
Custodian and accounting fees	1,887
Deferred trustees’ fees	12,568
Other expenses	13,662

Total liabilities	9,326,281

Net Assets	$161,708,758

Net Assets Represented by
Paid in surplus	$1,145,166,711
Accumulated net realized loss	(1,033,945,467)
Unrealized appreciation on investments	47,076,981
Undistributed net investment income	3,410,533

Net Assets	$161,708,758

Net Assets
Class A	$23,617,383

Class B	126,720,933

Class E	11,370,442

Capital Shares Outstanding
Class A	3,814,777

Class B	20,487,191

Class E	1,833,322

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$6.19

Class B	6.19

Class E	6.20

(a)	Identified cost of investments, excluding repurchase agreement, was $117,485,349.
(b)	Includes securities loaned at value of $8,506,072.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends	$4,346,586
Interest (a)	1,808,951

Total investment income	6,155,537

Expenses
Management fees	2,259,812
Administration fees	31,667
Custodian and accounting fees	18,645
Distribution and service fees - Class B	246,655
Distribution and service fees - Class E	14,829
Audit and tax services	31,118
Legal	24,322
Trustees’ fees and expenses	23,590
Shareholder reporting	73,284
Insurance	441
Miscellaneous	16,119

Total expenses	2,740,482
Less broker commission recapture	(92,246)

Net expenses	2,648,236

Net investment income	3,507,301

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(545,308,095)
Futures contracts	3,159,932

Net realized loss on investments and futures contracts	(542,148,163)

Net change in unrealized appreciation on investments	591,347,053

Net realized and unrealized gain on investments and futures contracts	49,198,890

Net Increase in Net Assets from Operations	$52,706,191

(a) Includes net income on securities loaned of $1,807,540.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,507,301	$18,142,258
Net realized loss on investments, futures contracts and foreign currency transactions	(542,148,163)	(488,194,774)
Net change in unrealized appreciation (depreciation) on investments	591,347,053	(451,981,833)

Net increase (decrease) in net assets resulting from operations	52,706,191	(922,034,349)

Distributions to Shareholders
From net investment income
Class A	(16,195,577)	(3,645,413)
Class B	(1,493,589)	(17,277)
Class E	(161,680)	(13,296)
From net realized gains
Class A	—	(49,689,956)
Class B	—	(4,228,978)
Class E	—	(650,974)

Net decrease in net assets resulting from distributions	(17,850,846)	(58,245,894)

Capital Share Transactions
Proceeds from shares sold
Class A	93,948,081	398,796,599
Class B	37,888,242	58,866,993
Class E	1,105,321	2,798,574
Net asset value of shares issued through dividend reinvestment
Class A	16,195,577	53,335,369
Class B	1,493,589	4,246,255
Class E	161,680	664,270
Cost of shares repurchased
Class A	(789,865,571)	(263,754,166)
Class B	(22,312,494)	(26,100,509)
Class E	(2,227,136)	(3,306,155)

Net increase (decrease) in net assets from capital share transactions	(663,612,711)	225,547,230

Net Decrease in Net Assets	(628,757,366)	(754,733,013)
Net assets at beginning of period	790,466,124	1,545,199,137

Net assets at end of period	$161,708,758	$790,466,124

Undistributed net investment income at end of period	$3,410,533	$17,850,724

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006		2005(b)
Net Asset Value, Beginning of Period	$4.59	$10.50	$11.15	$10.65		$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.05	0.11	0.03	0.03		0.00	+
Net realized/unrealized gain (loss) on investments	1.64	(5.65)	(0.67)	0.70		0.65

Total from investment operations	1.69	(5.54)	(0.64)	0.73		0.65

Less Distributions
Dividends from net investment income	(0.09)	(0.03)	(0.00)+	(0.02)		—
Distributions from net realized capital gains	—	(0.34)	(0.01)	(0.21)		—

Total distributions	(0.09)	(0.37)	(0.01)	(0.23)		—

Net Asset Value, End of Period	$6.19	$4.59	$10.50	$11.15		$10.65

Total Return	37.79%	(54.43)%	(5.72)%	6.83%		6.50%
Ratio of expenses to average net assets after reimbursement	0.71%	0.64%	0.66%	0.72%		0.80	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.71%	0.67%	0.67%	0.74	%(d)	8.27	%*
Ratio of net investment income to average net assets	1.19%	1.53%	0.30%	0.26%		0.08	%*
Portfolio turnover rate	63.3%	47.4%	27.5%	38.7%		9.1%
Net assets, end of period (in millions)	$23.6	$703.9	$1,403.6	$972.7		$3.2

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006		2005(b)
Net Asset Value, Beginning of Period	$4.57	$10.47	$11.14	$10.65		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.03	0.09	0.00 +	(0.01)		(0.01)
Net realized/unrealized gain (loss) on investments	1.67	(5.65)	(0.66)	0.71		0.66

Total from investment operations	1.70	(5.56)	(0.66)	0.70		0.65

Less Distributions
Dividends from net investment income	(0.08)	(0.00)+	(0.00)+	—		—
Distributions from net realized capital gains	—	(0.34)	(0.01)	(0.21)		—

Total distributions	(0.08)	(0.34)	(0.01)	(0.21)		—

Net Asset Value, End of Period	$6.19	$4.57	$10.47	$11.14		$10.65

Total Return	37.97%	(54.61)%	(5.91)%	6.58%		6.50%
Ratio of expenses to average net assets after reimbursement	0.96%	0.89%	0.91%	1.05%		1.05	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.96%	0.92%	0.92%	1.06	%(d)	4.54	%*
Ratio of net investment income (loss) to average net assets	0.54%	1.31%	0.03%	(0.09)%		(0.36	)%*
Portfolio turnover rate	63.3%	47.4%	27.5%	38.7%		9.1%
Net assets, end of period (in millions)	$126.7	$77.3	$121.1	$113.5		$4.9

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006(c)
Net Asset Value, Beginning of Period	$4.58	$10.49	$11.15	$10.55

Income (Loss) from Investment Operations
Net investment income(a)	0.03	0.10	0.01	0.01
Net realized/unrealized gain (loss) on investments	1.67	(5.66)	(0.66)	0.81

Total from investment operations	1.70	(5.56)	(0.65)	0.82

Less Distributions
Dividends from net investment income	(0.08)	(0.01)	(0.00)+	(0.01)
Distributions from net realized capital gains	—	(0.34)	(0.01)	(0.21)

Total distributions	(0.08)	(0.35)	(0.01)	(0.22)

Net Asset Value, End of Period	$6.20	$4.58	$10.49	$11.15

Total Return	37.96%	(54.57)%	(5.81)%	7.74%
Ratio of expenses to average net assets	0.86%	0.79%	0.80%	0.86	%*
Ratio of expenses to average net assets before reimbursements and rebates	0.86%	0.82%	0.82%	0.87	%(d)*
Ratio of net investment income to average net assets	0.66%	1.38%	0.13%	0.12	%*
Portfolio turnover rate	63.3%	47.4%	27.5%	38.7%
Net assets, end of period (in millions)	$11.4	$9.3	$20.6	$24.0

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—11/01/2005.
(c)	Commencement of operations—05/01/2006.
(d)	Excludes effect of deferred expense reimbursement.

See accompanying notes to financial statements.

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Legg Mason Value Equity Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Legg Mason Value Equity Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

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MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Legg Mason Capital Management, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$2,259,812	0.65%	First $200 Million

	0.63%	Over $200 Million

Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Portfolio, provided the Portfolio’s average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio’s average daily net assets is 0.57%. This voluntary fee waiver only applies if the Portfolio’s average daily net assets are equal to or greater than $1 billion.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected

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Legg Mason Value Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	153,446,065	22,300,318	3,723,121	(175,654,727)	(149,631,288)	3,814,777
12/31/2008	133,645,043	52,402,168	6,187,398	(38,788,544)	19,801,022	153,446,065

Class B

12/31/2009	16,919,109	7,591,339	343,354	(4,366,611)	3,568,082	20,487,191
12/31/2008	11,566,558	8,484,296	493,177	(3,624,922)	5,352,551	16,919,109

Class E

12/31/2009	2,020,343	212,491	37,082	(436,594)	(187,021)	1,833,322
12/31/2008	1,960,729	429,195	77,061	(446,642)	59,614	2,020,343

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$ —	$200,627,441	$—	$540,611,588

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$132,816,522	$47,817,911	$(10,938,103)	$36,879,808

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period April 27 -

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MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

April 30, 2009, the Portfolio had 10,276 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $3,159,932 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$8,506,072	$8,411,414	$397,450	$8,808,864

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009, and 2008 were as follows:

Ordinary Income		Long Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$17,850,846	$3,676,001	$—	$54,569,893	$17,850,846	$58,245,894

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforward	Total
$3,423,101	$—	$36,879,808	$(1,023,748,293)	$(983,445,384)

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MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$415,887,597	$607,860,696	$1,023,748,293

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Legg Mason Value Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Legg Mason Value Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Value Equity Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Legg Mason Value Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

21

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Legg Mason Value Equity Portfolio’s performance, the Board considered that the Portfolio underperformed both the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- and three-year periods ended August 31, 2009. The Board also took into account management’s discussion of the Portfolio’s performance, including the significant improvement in the Portfolio’s more recent short-term performance. In addition, the Board took into account management’s continued close monitoring of the Portfolio. The Board took into account the Portfolio’s limited performance history. The Board concluded that the Portfolio’s performance is being addressed.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

22

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Legg Mason Value Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that a reduction in the Portfolio’s advisory fee for assets over $1 billion had been implemented in the previous year and that the Adviser had waived a portion of its advisory fees equal to this reduction in the advisory fee. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Legg Mason Value Equity Portfolio, the Board noted that the Portfolio’s advisory and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee

23

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust Loomis Sayles Global Markets Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Loomis Sayles Global Markets Portfolio had a return of 41.00% and 40.82% for Class A and B Shares, respectively, versus 29.99% and 2.55% for its benchmarks, the MSCI World Index1 and Citigroup World Government Bond Index2 (WGBI).

Equity Portfolio Performance

For the 12-month period ended December 31, 2009, the equity segment of the Portfolio returned 42.86% versus 29.99% for the benchmark, the MSCI World Index.

Fixed Income Portfolio Performance

For the 12 months ending December 31, 2009, the fixed income segment of the Portfolio returned 45.19%, which outperformed the Citigroup WGBI, which returned 2.55% for the period.

Market Environment/Conditions

Global equity markets staged a strong comeback in 2009, ending the year with a strong month of December. The free fall in markets in January and February, followed by a bottom in early March seems eons away. The financial system is on the mend, with the help of the Treasury and Federal Reserve. The economy is clearly recovering, with the latest Gross Domestic Product (GDP) numbers pointing to the end of the “great recession” and the unemployment rate ticking down. However, despite the recent turn in the economic environment, we still have many difficult issues to address. The housing hangover will be with us for sometime. In addition, we believe real estate loans, tightened credit standards and the decline in consumer spending will continue to be issues in 2010.

After a terrible year in 2008 due to the financial crisis, the US investment grade corporate market had a strong year in 2009, posting a total return of 18.7% and an excess return versus governments in excess of 22%. The US high yield market posted a robust 58.21% total return in 2009, as high yield corporate spreads tightened by almost 1,200 basis points throughout the year. The investment grade corporate sectors that generally lagged other sectors included pharmaceuticals and aerospace/defense. High yield sectors that lagged others included cable, food & beverage and supermarkets. The Portfolio was well positioned to take advantage of the rally.

Equity Portfolio Review / Current Positioning

The equity portion of the Portfolio handily beat the Benchmark through a combination of strong stock selection across many sectors and a large overweight in the information technology sector, specifically Apple and Google. Apple had very strong sales across most of its product line, particularly iPhones, iPod Touches, and Mac computers. Those sales and strong gross margins helped the company consistently beat “Street” EPS (earnings per share) expectations. Google was a top contributing stock for both the fourth quarter and 2009 due to improving end markets driving better revenue growth as we moved through 2009 and strong cost controls which allowed them to deliver earnings growth. Chinese internet company, Tencent Holdings, was also up as the company is seeing strong growth in platform usage and its flagship instant messenger product. Strong stock selection within the consumer staples, financials (especially Goldman Sachs), energy and consumer discretionary sectors also contributed another 590 basis points in outperformance for the period.

Our underweight in healthcare slightly detracted from performance for the period. In addition, shares of Amgen were down after the company announced that the Food and Drug Administration (FDA) requested additional data on one of its most promising new drugs, Prolia. Within industrials, Gamesa Corporacion Tecnologica S.A. and Volvo AB were the weakest names. Wind turbine manufacturer Gamesa fell after the company announced it would be replacing its chief executive officer. Volvo shares declined after the company reported that sales in November declined 37% from the previous year and sequential improvement looked to be stalling out.

Fixed Income Portfolio Review / Current Positioning

Security selection within the corporate sector was the primary alpha source for the period for the fixed income sleeve, particularly in the U.S. high yield and euro corporate bond market. The Portfolio’s emerging markets exposure contributed positively, as improved investor risk appetite and strong liquidity lead to higher returns. Out-of-benchmark allocations to Brazilian real, Mexican peso, South Korean won and Uruguay peso contributed to returns.

The Portfolio’s outperformance was primarily due to overweight positions in the corporate bond markets. The Portfolio’s relative underweight to euro and sterling positions negatively impacted performance for the period. The regions began a recovery with most of the economies emerging from recession. Activity was bolstered by ongoing stimulus measures.

Team Managed

Mark B. Baribeau, CFA

Daniel J. Fuss, CFA

Warren N. Koontz, CFA

David Rolley, CFA

Loomis, Sayles & Company, L.P.

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Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Apple, Inc.	3.8%
Standard Chartered Plc	2.9%
Google, Inc. - Class A	2.8%
Amazon.com, Inc.	2.2%
Priceline.com, Inc.	2.0%
Tencent Holdings, Ltd.	1.7%
Vale S.A. (ADR)	1.6%
Natura Cosmeticos S.A.	1.5%
Randstad Holding N.V.	1.5%
Southwestern Energy Co.	1.5%

Top Sectors

Percent of Portfolio Market Value
Financials	18.4%
Communications	17.7%
Cyclical	13.6%
Non-Cyclical	9.5%
Technology	8.9%
Short-Term Investments	8.2%
Industrials	6.7%
Basic Materials	6.0%
Energy	4.7%
Foreign Government	3.0%

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Loomis Sayles Global Markets Portfolio

Loomis Sayles Global Markets Portfolio managed by

Loomis, Sayles & Company, L.P. vs. Morgan Stanley Capital International (MSCI) World Index1 and Citigroup World Government Bond Index (WGBI)2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	Since Inception[4]
Loomis Sayles Global Markets Portfolio—Class A	41.00%	3.25%	3.93%
Class B	40.82%	3.03%	3.67%
Morgan Stanley Capital International (MSCI) World Index[1]	29.99%	-5.63%	-2.29%
Citigroup World Government Bond Index (WGBI)[2]	2.55%	8.06%	7.70%

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Morgan Stanley Capital International (MSCI) World Index is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2The Citigroup World Government Bond Index (WGBI) is market capitalization weighted and tracks total returns of government bonds in 22 countries globally.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 5/1/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.76%	$1,000.00	$1,228.50	$4.27
Hypothetical	0.76%	1,000.00	1,021.37	3.87

Class B
Actual	1.01%	$1,000.00	$1,228.40	$5.67
Hypothetical	1.01%	1,000.00	1,020.11	5.14

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Municipals - 0.2%
Virginia - 0.2%
Tobacco Settlement Financing Corp. 6.706%, due 06/01/46 (Cost - $1,364,692)	$1,365,000	$984,684

Asset-Backed Securities - 0.3%
Citibank Credit Card Issuance Trust 5.375%, due 04/10/13(h)	600,000	881,309
MBNA Credit Card Master Note 4.150%, due 04/19/10(h)	665,000	958,258

Total Asset-Backed Securities (Cost $1,680,875)		1,839,567

Domestic Bonds & Debt Securities - 27.4%
Aerospace & Defense - 0.2%
Finmeccanica SpA 4.875%, due 03/24/25(h)	750,000	1,051,229

Agriculture - 0.1%
Embraer Overseas, Ltd. 6.375%, due 01/24/17(a)	870,000	883,050

Airlines - 0.5%
Delta Air Lines, Inc. 8.954%, due 08/10/14	1,836,015	1,661,593
8.021%, due 08/10/22	1,862,608	1,663,515

		3,325,108

Auto Components - 0.2%
Goodyear Tire & Rubber Co. 7.000%, due 03/15/28	1,228,000	1,068,360

Automobiles - 0.8%
Ford Motor Co. 6.625%, due 10/01/28	5,610,000	4,361,775
7.450%, due 07/16/31	1,400,000	1,244,250

		5,606,025

Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, due 01/15/19(144A)(b)	900,000	1,055,478

Building Products - 0.4%
Lafarge S.A. 5.375%, due 06/26/17(h)	350,000	508,749
4.750%, due 03/23/20(a)(h)	275,000	373,133
Owens Corning, Inc. 6.500%, due 12/01/16	90,000	92,294
7.000%, due 12/01/36	140,000	130,948
USG Corp. 6.300%, due 11/15/16	195,000	175,500
9.500%, due 01/15/18	1,495,000	1,547,325

		2,827,949

Security Description	Par Amount	Value

Capital Markets - 1.1%
Goldman Sachs Group, Inc. (The) 1.065%, due 05/23/16(c)(h)	1,650,000	$2,155,226
6.875%, due 01/18/38(m)	500,000	856,103
Jefferies Group, Inc. 8.500%, due 07/15/19	$2,150,000	2,354,119
Morgan Stanley 5.375%, due 11/14/13(m)	1,110,000	1,880,382

		7,245,830

Chemicals - 0.2%
Hercules, Inc. 6.500%, due 06/30/29	10,000	6,850
Incitec Pivot Finance LLC 6.000%, due 12/10/19(144A)(b)	290,000	287,466
LPG International, Inc. 7.250%, due 12/20/15	400,000	433,000
Mexichem S.A.B. de C.V. 8.750%, due 11/06/19(144A)(b)	400,000	428,469

		1,155,785

Commercial & Professional Services - 0.1%
United Rentals North America, Inc.
7.750%, due 11/15/13(a)	410,000	385,400
7.000%, due 02/15/14	590,000	536,900

		922,300

Commercial Banks - 1.3%
Barclays Financial LLC 4.060%, due 09/16/10(144A)(b)(o)	1,240,000,000	1,064,264
Canara Bank (London Branch) 6.365%, due 11/28/21(c)	1,700,000	1,642,289
Export-Import Bank of Korea 8.125%, due 01/21/14	1,000,000	1,161,905
ICICI Bank, Ltd. 6.375%, due 04/30/22(144A)(b)(c)	1,955,000	1,759,987
Santander Issuances S.A. Unipersonal
4.750%, due 05/29/19(c)(h)	450,000	656,531
4.500%, due 09/30/19(c)(h)	300,000	434,045
Standard Chartered Bank 5.875%, due 09/26/17(h)	750,000	1,132,157
Wells Fargo & Co. 4.625%, due 11/02/35(m)	515,000	732,655

		8,583,833

Communications Equipment - 0.1%
Motorola, Inc.
6.500%, due 09/01/25	35,000	30,479
6.500%, due 11/15/28(a)	270,000	232,839
6.625%, due 11/15/37	355,000	309,752
5.220%, due 10/01/97	170,000	88,058

		661,128

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Consumer Finance - 2.5%
Caterpillar Financial Services Corp. 6.125%, due 02/17/14	$1,835,000	$2,052,569
Ford Motor Credit Co. LLC
9.750%, due 09/15/10	160,000	165,123
8.625%, due 11/01/10	2,070,000	2,131,792
7.250%, due 10/25/11	155,000	156,599
7.500%, due 08/01/12	205,000	206,853
7.000%, due 10/01/13	7,160,000	7,155,009
8.000%, due 12/15/16	500,000	501,322
GMAC LLC
7.250%, due 03/02/11 (144A)(b)	303,000	303,000
6.875%, due 09/15/11 (144A)(b)	82,000	81,590
6.000%, due 12/15/11 (144A)(b)	1,167,000	1,155,330
7.000%, due 02/01/12 (144A)(a)(b)	281,000	279,595
6.625%, due 05/15/12 (144A)(b)	563,000	557,370
6.875%, due 08/28/12 (144A)(a)(b)	227,000	224,730
7.500%, due 12/31/13 (144A)(b)	191,000	186,225
6.750%, due 12/01/14 (144A)(b)	675,000	648,000
8.000%, due 12/31/18-11/01/31 (144A)(b)	1,184,000	1,068,480

		16,873,587

Containers & Packaging - 0.1%
OI European Group B.V. 6.875%, due 03/31/17(144A)(b)(h)	100,000	139,040
Owens Brockway Glass Container, Inc. 6.750%, due 12/01/14(h)	300,000	423,570
Rexam Plc, Series EMTN 4.375%, due 03/15/13(h)	300,000	436,293

		998,903

Distributors - 0.2%
Marfrig Overseas, Ltd. 9.625%, due 11/16/16(144A)(b)	1,380,000	1,393,800

Diversified Financial Services - 2.1%
Bank of America Corp. 4.750%, due 05/06/19(c)(h)	750,000	984,117
CIT Group, Inc.
7.000%, due 05/01/13(a)	259,957	244,360
7.000%, due 05/01/14-05/01/17	2,339,618	2,083,072
Fibria Overseas Finance, Ltd. 9.250%, due 10/30/19(144A)(a)(b)	200,000	222,105
General Electric Capital Corp.
1.000%, due 03/21/12(j)	30,000,000	318,123
4.875%, due 03/04/15	2,105,000	2,189,162
5.625%, due 05/01/18	120,000	123,172
5.875%, due 01/14/38	300,000	278,678

Security Description	Par Amount	Value

Diversified Financial Services - continued
Level 3 Financing, Inc.
9.250%, due 11/01/14	$50,000	$47,500
8.750%, due 02/15/17	55,000	50,463
SLM Corp.
4.500%, due 07/26/10	15,000	14,948
5.400%, due 10/25/11	80,000	79,963
5.125%, due 08/27/12	95,000	89,114
5.375%, due 01/15/13-05/15/14	595,000	554,925
5.000%, due 10/01/13-06/15/18	3,635,000	3,169,415
5.050%, due 11/14/14	790,000	713,308
8.450%, due 06/15/18	1,775,000	1,754,085
5.625%, due 08/01/33	1,340,000	1,013,171

		13,929,681

Diversified Telecommunication Services - 2.3%
Axtel S.A.B. de C.V. 7.625%, due 02/01/17(144A)(b)	1,660,000	1,630,950
Bell Canada 6.100%, due 03/16/35(144A)(b)(g)	750,000	666,070
GTE Corp. 6.940%, due 04/15/28	55,000	56,571
Level 3 Communications, Inc. 3.500%, due 06/15/12	1,320,000	1,161,600
New England Telephone and Telegraph Co. 7.875%, due 11/15/29	415,000	455,195
Qtel International Finance, Ltd. 7.875%, due 06/10/19(144A)(b)	300,000	332,672
Qwest Capital Funding, Inc.
6.500%, due 11/15/18	870,000	756,900
7.625%, due 08/03/21	1,070,000	957,650
6.875%, due 07/15/28	835,000	680,525
7.750%, due 02/15/31	1,445,000	1,235,475
Qwest Corp. 6.875%, due 09/15/33	970,000	858,450
Royal KPN N.V. 4.750%, due 01/17/17(h)	550,000	814,027
SK Broadband Co., Ltd. 7.000%, due 02/01/12(144A)(b)	2,300,000	2,426,500
Sprint Capital Corp.
6.900%, due 05/01/19	1,015,000	938,875
6.875%, due 11/15/28	970,000	811,162
8.750%, due 03/15/32	350,000	331,625
Telecom Italia Capital S.A.
4.950%, due 09/30/14	310,000	321,646
6.000%, due 09/30/34	350,000	332,025
Telecom Italia S.p.A. 5.375%, due 01/29/19(h)	100,000	150,369
Telefonica Emisiones SAU 4.375%, due 02/02/16(h)	240,000	354,870
Verizon Maryland, Inc. 5.125%, due 06/15/33	130,000	103,168

		15,376,325

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Electric Utilities - 1.2%
Abu Dhabi National Energy Co.
7.250%, due 08/01/18 (144A)(b)	$1,070,000	$1,094,333
6.500%, due 10/27/36 (144A)(b)	1,300,000	1,187,975
Empresas Publicas de Medellin ESP 7.625%, due 07/29/19(144A)(b)	400,000	442,000
Enel Finance International S.A. 5.000%, due 09/14/22(h)	500,000	737,422
Exelon Corp. 4.900%, due 06/15/15	2,750,000	2,840,277
Korea Hydro & Nuclear Power Co., Ltd. 6.250%, due 06/17/14(144A)(b)	700,000	765,267
Majapahit Holding B.V.
8.000%, due 08/07/19 (144A)(b)	400,000	424,000
7.750%, due 01/20/20 (144A)(a)(b)	200,000	210,000
Ohio Edison Co. 6.875%, due 07/15/36	320,000	343,640

		8,044,914

Food Products - 0.7%
Albertson’s, Inc. 7.450%, due 08/01/29	5,470,000	4,717,875

Gas Utilities - 0.2%
Korea Gas Corp. 6.000%, due 07/15/14(144A)(b)	500,000	542,238
Transportadora de Gas del Sur S.A. 7.875%, due 05/14/17(144A)(b)	865,000	769,850

		1,312,088

Health Care Providers & Services - 2.4%
DASA Finance Corp. 8.750%, due 05/29/18(144A)(b)	1,030,000	1,073,775
HCA, Inc.
8.750%, due 11/01/10(m)	375,000	615,223
6.300%, due 10/01/12	1,105,000	1,110,525
6.250%, due 02/15/13	260,000	254,150
6.750%, due 07/15/13	100,000	99,000
5.750%, due 03/15/14	195,000	184,275
6.375%, due 01/15/15	345,000	327,319
7.190%, due 11/15/15	1,150,000	1,072,375
6.500%, due 12/15/16	2,185,000	2,086,675
7.500%, due 12/15/23-11/06/33	5,375,000	4,739,861
8.360%, due 04/15/24	1,025,000	978,875
7.690%, due 06/15/25	755,000	695,130
7.580%, due 09/15/25	625,000	559,375
7.050%, due 12/01/27	80,000	69,000
7.750%, due 07/15/36	1,420,000	1,270,900
Tenet Healthcare Corp.
7.375%, due 02/01/13	45,000	45,338
6.875%, due 11/15/31	910,000	732,550

		15,914,346

Security Description	Par Amount	Value

Homebuilders - 0.1%
Corp. GEO S.A.B de C.V. 8.875%, due 09/25/14(144A)(b)	$400,000	$415,000

Household Durables - 1.5%
Desarrolladora Homex S.A. de C.V. 7.500%, due 09/28/15	985,000	940,675
K. Hovnanian Enterprises, Inc.
8.875%, due 04/01/12	150,000	126,750
7.750%, due 05/15/13	30,000	22,950
6.375%, due 12/15/14	170,000	124,100
6.250%, due 01/15/15-01/15/16	1,810,000	1,290,400
7.500%, due 05/15/16	15,000	10,800
Lennar Corp.
5.500%, due 09/01/14	195,000	182,325
5.600%, due 05/31/15(a)	4,405,000	4,058,106
6.500%, due 04/15/16(a)	535,000	494,875
Pulte Homes, Inc.
5.200%, due 02/15/15	33,000	30,938
6.375%, due 05/15/33	1,580,000	1,283,750
6.000%, due 02/15/35	1,925,000	1,530,375

		10,096,044

Industrial Conglomerates - 1.1%
Borden, Inc.
8.375%, due 04/15/16	3,030,000	2,287,650
9.200%, due 03/15/21	1,910,000	1,422,950
7.875%, due 02/15/23	899,000	660,765
Hutchison Whampoa International 09, Ltd. 7.625%, due 04/09/19(144A)(b)	400,000	461,196
Textron, Inc. 3.875%, due 03/11/13(h)	650,000	903,414
Wendel
4.875%, due 05/26/16(h)	750,000	911,923
4.375%, due 08/09/17(h)	450,000	516,024

		7,163,922

Machinery - 0.1%
Cummins, Inc. 6.750%, due 02/15/27	509,000	490,733

Media - 0.4%
Bertelsmann AG 4.750%, due 09/26/16(h)	450,000	637,933
Net Servicos de Comunicacao S.A. 7.500%, due 01/27/20(144A)(b)	200,000	205,000
News America, Inc. 6.150%, due 03/01/37	305,000	304,436
Shaw Communications, Inc. 5.650%, due 10/01/19(g)	250,000	240,592

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Media - continued
Time Warner Cable, Inc.
5.850%, due 05/01/17	$435,000	$457,723
6.750%, due 07/01/18	505,000	555,680
WPP Plc 6.000%, due 04/04/17(m)	250,000	411,099

		2,812,463

Metals & Mining - 0.9%
Gerdau Holdings, Inc. 7.000%, due 01/20/20(144A)(b)	400,000	410,662
Ispat Inland ULC 9.750%, due 04/01/14	1,092,000	1,147,590
Prime Dig Pte, Ltd. 11.750%, due 11/03/14(144A)(b)	600,000	609,000
Ranhill Labuan, Ltd. 12.500%, due 10/26/11(144A)(b)	1,230,000	1,045,500
United States Steel Corp. 6.650%, due 06/01/37	2,080,000	1,677,936
Vale Overseas, Ltd. 6.875%, due 11/21/36	1,044,000	1,045,734

		5,936,422

Multiline Retail - 0.5%
JC Penney Corp., Inc.
5.750%, due 02/15/18	230,000	227,987
6.375%, due 10/15/36	3,180,000	2,839,740
7.400%, due 04/01/37	210,000	209,475
7.625%, due 03/01/97	250,000	226,250

		3,503,452

Office Electronics - 0.8%
Xerox Capital Trust I 8.000%, due 02/01/27	1,056,000	1,045,440
Xerox Corp.
6.750%, due 02/01/17	1,240,000	1,332,113
6.350%, due 05/15/18	2,759,000	2,882,653

		5,260,206

Oil & Gas Exploration & Production - 0.3%
Petroleos Mexicanos 8.000%, due 05/03/19	1,000,000	1,162,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.500%, due 09/30/14(144A)(b)	750,000	789,483

		1,951,983

Oil, Gas & Consumable Fuels - 1.0%
Adaro Indonesia PT 7.625%, due 10/22/19(144A)(b)	400,000	397,500
Chesapeake Energy Corp.
6.500%, due 08/15/17	155,000	152,675
6.875%, due 11/15/20	600,000	582,000

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
Colorado Interstate Gas Co. 6.800%, due 1 1/15/15	$5,000	$5,545
Ecopetrol S.A. 7.625%, due 07/23/19(a)	400,000	441,088
El Paso Corp. 6.950%, due 06/01/28	5,000	4,313
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, due 11/01/15(144A)(b)	850,000	837,250
NGC Corp. Capital Trust, Series B 8.316%, due 06/01/27	540,000	286,200
Noble Group, Ltd. 8.500%, due 05/30/13 (144A)(b)	300,000	335,750
6.750%, due 01/29/20 (144A)(b)	300,000	305,250
Pacific Rubiales Energy Corp. 8.750%, due 11/10/16(144A)(b)	200,000	210,378
Petrobras International Finance Co. 6.875%, due 01/20/40	810,000	828,586
TXU Corp. 5.550%, due 11/15/14	630,000	449,945
6.500%, due 11/15/24	1,620,000	769,040
6.550%, due 11/15/34	120,000	56,235
Valero Energy Corp. 6.625%, due 06/15/37	1,396,000	1,313,892

		6,975,647

Paper & Forest Products - 1.0%
Celulosa Arauco y Constitucion S.A. 7.250%, due 07/29/19(a)	300,000	327,133
Georgia-Pacific Corp. 8.000%, due 01/15/24	2,300,000	2,357,500
7.375%, due 12/01/25	415,000	398,400
7.250%, due 06/01/28	120,000	112,200
7.750%, due 11/15/29	1,995,000	1,980,038
8.875%, due 05/15/31	1,630,000	1,735,950

		6,911,221

Pharmaceuticals - 0.0%
Elan Corp. Plc 8.750%, due 10/15/16(144A)(a)(b)	200,000	192,000

Real Estate Investment Trusts (REITs) - 0.7%
Highwoods Properties, Inc. 5.850%, due 03/15/17	1,445,000	1,320,071
iStar Financial, Inc. 5.650%, due 09/15/11	180,000	134,100
5.500%, due 06/15/12	115,000	70,150
8.625%, due 06/01/13	3,255,000	2,115,750
5.950%, due 10/15/13	955,000	565,837
5.700%, due 03/01/14(a)	125,000	71,250

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Real Estate Investment Trusts (REITs) - continued
6.050%, due 04/15/15	$40,000	$22,900
5.875%, due 03/15/16	40,000	22,900

		4.322,958

Road & Rail - 0.2%
DP World, Ltd. 6.850%, due 07/02/37(144A)(b)	1,300,000	1,005,232

Semiconductors & Semiconductor Equipment - 0.0%
Amkor Technology, Inc. 7.750%, due 05/15/13	105,000	107,100

Specialty Retail - 0.8%
Edcon Proprietary, Ltd. 3.964%, due 06/15/14 (144A)(b)(c)(h)	870,000	808,094
3.964%, due 06/15/14(c)(h)	610,000	566,594
Toys R Us, Inc. 7.875%, due 04/15/13	565,000	570,650
7.375%, due 10/15/18	3,615,000	3,325,800

		5,271,138

Thrifts & Mortgage Finance - 0.1%
Odebrecht Finance, Ltd. 7.000%, due 04/21/20(144A)(b)	400,000	387,189

Tobacco - 0.2%
Imperial Tobacco Finance Plc 4.375%, due 11/22/13(h)	550,000	812,179
Reynolds American, Inc. 6.750%, due 06/15/17	510,000	528,928
7.250%, due 06/15/37	125,000	126,260

		1,467,367

Water Utilities - 0.1%
Veolia Environnement 5.125%, due 05/24/22(h)	565,000	826,437

Wireless Telecommunication Services - 0.7%
Nextel Communications, Inc. 6.875%, due 10/31/13	477,000	465,075
7.375%, due 08/01/15	2,125,000	2,077,187
Series F 5.950%, 03/15/14	754,000	707,817
SK Telecom Co., Ltd. 6.625%, due 07/20/27(144A)(b)	1,175,000	1,209,974
Sprint Nextel Corp. 6.000%, due 12/01/16	109,000	100,008

		4,560,061

Total Domestic Bonds & Debt Securities (Cost $176,861,047)		182,604,169

U.S. Government & Agency Obligation - 0.4%
U.S. Treasury Note 1.125%, due 12/15/11(a) (Cost - $2,650,795)	2,635,000	2,636,752

Security Description	Par Amount	Value

Foreign Bonds & Debt Securities - 1.9%
Australia - 0.1%
New South Wales Treasury Corp. 7.000%, due 12/01/10(e)	645,000	$592,443

Brazil - 0.1%
Brazilian Government International Bond 10.250%, due 01/10/28(f)	750,000	432,320
ISA Capital do Brasil S.A. 7.875%, due 01/30/12 (144A)(b)	$105,000	109,988

		542,308

Canada - 0.1%
Canadian Government Bond 4.500%, due 06/01/15(g)	775,000	800,379

Germany - 0.3%
Bundesobligation, Series 153 4.000%, due 10/11/13(h)	675,000	1,033,335
Bundesrepublik Deutschland, Series 06 3.750%, due 01/04/17(h)	545,000	818,300

		1,851,635

Japan - 0.1%
Japan Government Ten Year Bond 1.400%, due 06/20/11(j)	66,800,000	731,219

Norway - 0.3%
Norwegian Government Bond 6.500%, due 05/15/13(l)	8,805,000	1,680,311
4.250%, due 05/19/17(l)	1,950,000	342,525

		2,022,836

Singapore - 0.3%
Singapore Government Bond 2.250%, due 07/01/13(n)	3,355,000	2,499,351

South Africa - 0.3%
South Africa Government International Bond 4.500%, due 04/05/16(h)	1,320,000	1,918,104

Sweden - 0.2%
Sweden Government Bond 5.500%, due 10/08/12(p)	9,920,000	1,526,668

United Kingdom - 0.1%
United Kingdom Gilt 4.000%, due 09/07/16(m)	225,000	375,772

Total Foreign Bonds & Debt Securities (Cost $12,369,323)		12,860,715

Foreign Bonds & Debt Securites - Emerging Markets - 1.1%
Sovereign - 1.1%
Banco Nacional de Desenvolvimento Economico e Social 6.500%, due 06/10/19(144A)(b)	400,000	428,223
Brazil Notas do Tesouro Nacional, Series B 6.000%, due 05/15/15(f)	143,500	1,502,771

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Sovereign - continued
Croatia Government International Bond 6.750%, due 11/05/19(144A)(b)	$400,000	$431,611
Indonesia Government International Bond 11.625%, due 03/04/19 (144A)(a)(b)	500,000	720,000
7.750%, due 01/17/38 (144A)(b)	1,750,000	1,986,250
Indonesia Treasury Bond 11.500%, due 09/15/19(i)	3,600,000,000	417,106
MDC-GMTN B.V. 7.625%, due 05/06/19(144A)(b)	250,000	270,665
Mexican Bonos, Series M
8.000%, due 12/17/15(k)	5,500,000	428,608
8.500%, due 12/13/18(k)	10,600,000	836,521
Qatar Government International Bond 4.000%, due 01/20/15(144A)(b)	300,000	302,250
Republic of Indonesia 6.625%, due 02/17/37(144A)(b)	200,000	198,000

		7,522,005

Total Foreign Bonds & Debt Securites - Emerging Markets (Cost $6,420,306)		7,522,005

Convertible Bonds - 1.2%
Automobiles - 0.2%
Ford Motor Co. 4.250%, due 11/15/16	1,305,000	1,651,803

Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc. 5.250%, due 12/15/11	255,000	243,206
7.000%, due 03/15/15 (144A)(b)	1,015,000	1,149,488

		1,392,694

Real Estate Investment Trusts (REITs) - 0.1%
iStar Financial, Inc. 0.790%, due 10/01/12(c)	1,150,000	633,995

Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp. 3.250%, due 08/01/39(144A)(b)	2,670,000	3,080,512
Kulicke & Soffa Industries, Inc. 0.875%, due 06/01/12	910,000	799,663

		3,880,175

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. 3.125%, due 06/15/12	400,000	369,000

Total Convertible Bonds (Cost $7,487,910)		7,927,667

Security Description	Shares	Value

Common Stocks - 64.0%
Automobiles - 1.2%
Hyundai Motor Co.*	77,849	$8,036,508

Biotechnology - 0.6%
Vertex Pharmaceuticals, Inc.*(a)	86,480	3,705,668

Capital Markets - 3.4%
Credit Suisse Group AG	132,969	6,541,602
Franklin Resources, Inc.	66,564	7,012,518
Goldman Sachs Group, Inc. (The)	54,455	9,194,182

		22,748,302

Chemicals - 0.5%
Sociedad Quimica y Minera de Chile S.A. (ADR)	95,963	3,605,330

Commercial Banks - 6.4%
BOC Hong Kong (Holdings), Ltd.	2,521,000	5,695,259
Sberbank	2,528,316	7,071,088
Standard Chartered Plc	768,649	19,262,647
Turkiye Garanti Bankasi A.S.	1,173,671	4,977,017
Wells Fargo & Co.	215,774	5,823,740

		42,829,751

Communications Equipment - 2.4%
Cisco Systems, Inc.*	246,428	5,899,486
QUALCOMM, Inc.	216,709	10,024,959

		15,924,445

Computers & Peripherals - 4.8%
Apple, Inc.*	121,533	25,626,448
Hewlett-Packard Co.	130,198	6,706,499

		32,332,947

Distributors - 1.1%
Li & Fung, Ltd.	1,870,000	7,659,657

Diversified Financial Services - 1.5%
Bank of America Corp.	296,368	4,463,302
JPMorgan Chase & Co.	131,884	5,495,606

		9,958,908

Diversified Telecommunication Services - 1.2%
Vimpel-Communications (ADR)	423,016	7,863,867

Electrical Equipment - 1.5%
ABB, Ltd.(a)	513,246	9,826,989

Electronic Equipment, Instruments & Components - 1.4%
Samsung Electro-Mechanics Co., Ltd.	101,063	9,268,660

Energy Equipment & Services - 1.2%
FMC Technologies, Inc.*(a)	140,858	8,147,227

Food & Staples Retailing - 0.7%
BIM Birlesik Magazalar A.S.	101,635	4,703,990

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Hotels, Restaurants & Leisure - 2.8%
Ctrip.com International, Ltd. (ADR)*	98,933	$7,109,326
International Game Technology(a)	241,982	4,542,002
Starbucks Corp.*(a)	299,955	6,916,962

		18,568,290

Industrial Conglomerates - 1.1%
Siemens AG	81,135	7,441,162

Internet & Catalog Retail - 4.2%
Amazon.com, Inc.*	107,595	14,473,679
Priceline.com, Inc.*(a)	61,436	13,423,766

		27,897,445

Internet Software & Services - 5.3%
Baidu, Inc. (ADR)*	11,637	4,785,483
Google, Inc. - Class A*	30,211	18,730,216
Tencent Holdings, Ltd.	536,200	11,569,375

		35,085,074

IT Services - 1.1%
Visa, Inc. - Class A	82,366	7,203,730

Machinery - 1.2%
Caterpillar, Inc.(a)	145,146	8,271,871

Metals & Mining - 4.6%
ArcelorMittal(a)	122,714	5,614,165
Vale S.A. (ADR)(a)	364,045	10,568,226
Walter Energy, Inc.(a)	69,854	5,260,705
Xstrata Plc*	517,789	9,126,671

		30,569,767

Multiline Retail - 1.4%
Lojas Renner S.A.	416,700	9,278,055

Oil, Gas & Consumable Fuels - 2.6%
Anadarko Petroleum Corp.	109,969	6,864,265
Southwestern Energy Co.*	211,466	10,192,661

		17,056,926

Personal Products - 1.5%
Natura Cosmeticos S.A.	495,400	10,309,095

Professional Services - 2.5%
Experian Plc	631,097	6,243,226
Randstad Holding N.V.*	206,834	10,225,647

		16,468,873

Semiconductors & Semiconductor Equipment - 3.2%
Broadcom Corp. - Class A*	258,484	8,129,322
Marvell Technology Group, Ltd.*	393,756	8,170,437
MediaTek, Inc.	283,754	4,927,658

		21,227,417

Security Description	Shares	Value

Specialty Retail - 3.2%
Guess?, Inc.(a)	158,444	$6,702,181
Tiffany & Co.(a)	200,059	8,602,537
Urban Outfitters, Inc.*	181,055	6,335,115

		21,639,833

Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	149,723	5,469,381

Wireless Telecommunication Services - 0.6%
Vodafone Group Plc (ADR)(a)	173,770	4,012,349

Total Common Stocks (Cost $338,503,561)		427,111,517

Preferred Stocks - 0.1%
Consumer Finance - 0.1%
GMAC, Inc., Series G 7.000% (144A)(b)*	906	597,167

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp.*	52,166	57,513
Federal National Mortgage Assoc.*	71,600	78,760

		136,273

Total Preferred Stocks (Cost $3,021,704)		733,440

Convertible Preferred Stocks - 0.3%
Consumer Finance - 0.0%
SLM Corp. 6.000%, due 12/15/43	6,350	99,251

Diversified Telecommunication Services - 0.3%
Lucent Technologies Capital Trust I 7.750%, due 03/15/17	2,063	1,602,951

Total Convertible Preferred Stocks (Cost $1,600,636)		1,702,202

Warrant - 0.0%
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, expires 08/16/10* (Cost - $0)	12,179	0

Short-Term Investments - 8.6%
Mutual Funds - 6.9%
State Street Navigator Securities Lending Prime Portfolio(d)	46,069,267	46,069,267

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Short-Term Investments - continued
Repurchase Agreements - 1.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $7,978,436 on 01/04/10 collateralized by $7,825,000 Federal Home Loan Bank at 5.625% due 03/14/36 with a value of $8,138,000.	$7,978,431	$7,978,431
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $2,210,718 on 01/04/10 collateralized by $2,145,000 Federal Home Loan Bank at 5.500% due 07/15/36 with a value of $2,254,931.	2,210,717	2,210,717
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $1,149,852 on 01/04/10 collateralized by $1,125,000 Federal National Mortgage Association at 5.800% due 02/09/26 with a value of $1,175,625.	1,149,852	1,149,852

Total Short-Term Investments (Cost $57,408,267)		57,408,267

Total Investments - 105.5% (Cost $609,369,116)		703,330,985

Other Assets and Liabilities (net) - (5.5)%		(36,377,537)

Net Assets - 100.0%		$666,953,448

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(d)	Represents investment of collateral received from securities lending transactions.
(e)	Par shown in Australian Dollar. Value is shown in USD.
(f)	Par shown in Brazilian Real. Value is shown in USD.
(g)	Par shown in Canadian Dollar. Value is shown in USD.
(h)	Par shown in Euro Currency. Value is shown in USD.
(i)	Par shown in Indonesian Rupiah. Value is shown in USD.
(j)	Par shown in Japanese Yen. Value is shown in USD.
(k)	Par shown in Mexican Peso. Value is shown in USD.
(l)	Par shown in Norwegian Krone. Value is shown in USD.
(m)	Par shown in Pound Sterling. Value is shown in USD.
(n)	Par shown in Singapore Dollar. Value is shown in USD.
(o)	Par shown in South Korean Won. Value is shown in USD.
(p)	Par shown in Swedish Krona. Value is shown in USD.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Countries Diversification as of December 31, 2009 (Unaudited)
Top Countries

Percent of Portfolio Market Value
United States	62.5%
United Kingdom	5.3%
Brazil	4.7%
Cayman Islands	3.9%
South Korea	3.3%
Bermuda	2.3%
Switzerland	2.3%
Russia	2.1%
Netherlands	1.7%
Germany	1.4%

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Municipals	$—	$984,684	$—	$984,684
Asset-Backed Securities	—	1,839,567	—	1,839,567
Total Domestic Bonds & Debt Securities*	—	182,604,169	—	182,604,169
U.S. Government & Agency Obligation	—	2,636,752	—	2,636,752
Total Foreign Bonds & Debt Securities*	—	12,860,715	—	12,860,715
Total Foreign Bonds & Debt Securities - Emerging Markets	—	7,522,005	—	7,522,005
Total Convertible Bonds*	—	7,927,667	—	7,927,667
Common Stocks
Automobiles	—	8,036,508	—	8,036,508
Biotechnology	3,705,668	—	—	3,705,668
Capital Markets	16,206,700	6,541,602	—	22,748,302
Chemicals	3,605,330	—	—	3,605,330
Commercial Banks	5,823,740	37,006,011	—	42,829,751
Communications Equipment	15,924,445	—	—	15,924,445
Computers & Peripherals	32,332,947	—	—	32,332,947
Distributors	—	7,659,657	—	7,659,657
Diversified Financial Services	9,958,908	—	—	9,958,908
Diversified Telecommunication Services	7,863,867	—	—	7,863,867
Electrical Equipment	—	9,826,989	—	9,826,989
Electronic Equipment, Instruments & Components	—	9,268,660	—	9,268,660
Energy Equipment & Services	8,147,227	—	—	8,147,227
Food & Staples Retailing	—	4,703,990	—	4,703,990
Hotels, Restaurants & Leisure	18,568,290	—	—	18,568,290
Industrial Conglomerates	—	7,441,162	—	7,441,162
Internet & Catalog Retail	27,897,445	—	—	27,897,445
Internet Software & Services	23,515,699	11,569,375	—	35,085,074
IT Services	7,203,730	—	—	7,203,730
Machinery	8,271,871	—	—	8,271,871
Metals & Mining	21,443,096	9,126,671	—	30,569,767
Multiline Retail	—	9,278,055	—	9,278,055
Oil, Gas & Consumable Fuels	17,056,926	—	—	17,056,926
Personal Products	—	10,309,095	—	10,309,095

See accompanying notes to financial statements.

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Description	Level 1	Level 2	Level 3	Total
Professional Services	$—	$16,468,873	$—	$16,468,873
Semiconductors & Semiconductor Equipment	16,299,759	4,927,658	—	21,227,417
Specialty Retail	21,639,833	—	—	21,639,833
Textiles, Apparel & Luxury Goods	5,469,381	—	—	5,469,381
Wireless Telecommunication Services	4,012,349	—	—	4,012,349
Total Common Stocks	274,947,211	152,164,306	—	427,111,517
Preferred Stocks
Consumer Finance	597,167	—	—	597,167
Thrifts & Mortgage Finance	78,760	57,513	—	136,273
Total Preferred Stocks	675,927	57,513	—	733,440
Total Convertible Preferred Stocks*	1,702,202	—	—	1,702,202
Total Warrant*	—	—	—	—
Short-Term Investments
Mutual Funds	46,069,267	—	—	46,069,267
Repurchase Agreements	—	11,339,000	—	11,339,000
Total Short-Term Investments	46,069,267	11,339,000	—	57,408,267
TOTAL INVESTMENTS	$323,394,607	$379,936,378	$—	$703,330,985

* See Portfolio of Investments for additional detailed categorizations.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Discounts	Change in Unrealized Appreciation	Net Transfers out of Level 3	Balance as of December 31, 2009
Domestic Bonds & Debt
Metals & Mining	$405,900	$1,310	$638,290	$(1,045,500)	$—
Total	$405,900	$1,310	$638,290	$(1,045,500)	$—

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$691,991,985
Repurchase Agreements	11,339,000
Cash	26,094
Cash denominated in foreign currencies (c)	1,589,808
Receivable for investments sold	4,950,751
Receivable for shares sold	229,116
Dividends receivable	400,339
Interest receivable	3,969,135

Total assets	714,496,228

Liabilities
Payables for:
Investments purchased	982,446
Shares redeemed	33,819
Collateral for securities loaned	46,069,267
Accrued expenses:
Management fees	382,737
Distribution and service fees - Class B	20,873
Administration fees	3,822
Custodian and accounting fees	19,967
Deferred trustees’ fees	7,518
Other expenses	22,331

Total liabilities	47,542,780

Net Assets	$666,953,448

Net Assets Represented by
Paid in surplus	$796,399,377
Accumulated net realized loss	(247,218,972)
Unrealized appreciation on investments and foreign currency transactions	94,021,018
Undistributed net investment income	23,752,025

Net Assets	$666,953,448

Net Assets
Class A	$565,352,181

Class B	101,601,267

Capital Shares Outstanding
Class A	56,508,055

Class B	10,211,099

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.00

Class B	9.95

(a)	Identified cost of investments, excluding repurchase agreements, was $598,030,116.
(b)	Includes securities loaned at value of $45,080,169.
(c)	Identified cost of cash denominated in foreign currencies was $1,548,753.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$5,440,496
Interest (b)	20,371,805

Total investment income	25,812,301

Expenses
Management fees	4,358,440
Administration fees	49,934
Custodian and accounting fees	226,656
Distribution and service fees - Class B	182,441
Audit and tax services	46,724
Legal	36,350
Trustees’ fees and expenses	22,763
Shareholder reporting	51,905
Insurance	4,843
Miscellaneous	13,603

Total expenses	4,993,659
Less broker commission recapture	(68,289)

Net expenses	4,925,370

Net investment income	20,886,931

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(76,460,936)
Futures contracts	1,468,281
Foreign currency transactions	229,496

Net realized loss on investments, futures contracts and foreign currency transactions	(74,763,159)

Net change in unrealized appreciation on:
Investments	260,979,877
Foreign currency transactions	185,850

Net change in unrealized appreciation on investments and foreign currency transactions	261,165,727

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	186,402,568

Net Increase in Net Assets from Operations	$207,289,499

(a)	Net of foreign withholding taxes of $324,001.
(b)	Includes net income on securities loaned of $317,308.

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$20,886,931	$23,207,190
Net realized gain (loss) on investments, future contracts and foreign currency transactions	(74,763,159)	(149,616,031)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	261,165,727	(317,136,537)

Net increase (decrease) in net assets resulting from operations	207,289,499	(443,545,378)

Distributions to Shareholders
From net investment income
Class A	(18,634,278)	(43,394,836)
Class B	(1,427,323)	(3,634,646)
From net realized gains
Class A	—	(55,981,114)
Class B	—	(4,770,811)

Net decrease in net assets resulting from distributions	(20,061,601)	(107,781,407)

Capital Share Transactions
Proceeds from shares sold
Class A	57,467,705	192,281,757
Class B	33,019,229	60,558,015
Net asset value of shares issued through dividend reinvestment
Class A	18,634,278	99,375,950
Class B	1,427,323	8,405,457
Cost of shares repurchased
Class A	(354,150,617)	(114,039,220)
Class B	(15,792,430)	(42,327,855)

Net increase (decrease) in net assets from capital share transactions	(259,394,512)	204,254,104

Net Decrease in Net Assets	(72,166,614)	(347,072,681)
Net assets at beginning of period	739,120,062	1,086,192,743

Net assets at end of period	$666,953,448	$739,120,062

Undistributed net investment income at end of period	$23,752,025	$19,663,210

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$7.29	$13.27	$10.36	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.27	0.25	0.24	0.11
Net realized/unrealized gain (loss) on investments	2.64	(5.00)	2.67	0.36

Total from investment operations	2.91	(4.75)	2.91	0.47

Less Distributions
Dividends from net investment income	(0.20)	(0.54)	—	(0.11)
Distributions from net realized capital gains	—	(0.69)	—	—

Total distributions	(0.20)	(1.23)	—	(0.11)

Net Asset Value, End of Period	$10.00	$7.29	$13.27	$10.36

Total Return	41.00%	(39.10)%	28.09%	4.66%
Ratio of expenses to average net assets after reimbursement	0.76%	0.72%	0.74%	0.87%*
Ratio of expenses to average net assets before reimbursement and rebates	0.76%	0.73%	0.74%	0.88%*
Ratio of net investment income to average net assets	3.35%	2.48%	2.05%	1.72%*
Portfolio turnover rate	108.4%	134.4%	120.4%	45.9%
Net assets, end of period (in millions)	$565.4	$680.0	$1,007.2	$523.5

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$7.24	$13.22	$10.34	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.25	0.22	0.23	0.09
Net realized/unrealized gain (loss) on investments	2.64	(4.98)	2.65	0.35

Total from investment operations	2.89	(4.76)	2.88	0.44

Less Distributions
Dividends from net investment income	(0.18)	(0.53)	—	(0.10)
Distributions from net realized capital gains	—	(0.69)	—	—

Total distributions	(0.18)	(1.22)	—	(0.10)

Net Asset Value, End of Period	$9.95	$7.24	$13.22	$10.34

Total Return	40.82%	(39.26)%	27.85%	4.37%
Ratio of expenses to average net assets after reimbursement	1.01%	0.97%	1.02%	1.15%*
Ratio of expenses to average net assets before reimbursement and rebates	1.01%	0.98%	1.02%	1.16%*
Ratio of net investment to average net assets	2.95%	2.23%	1.94%	1.36%*
Portfolio turnover rate	108.4%	134.4%	120.4%	45.9%
Net assets, end of period (in millions)	$101.6	$59.1	$79.0	$9.8

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

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MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value on the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held at year end are included in the Portfolio’s Portfolio of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Loomis, Sayles & Company, L.P. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$4,358,440	0.70%	First $500 Million

	0.65%	$500 Million to $1 Billion

	0.60%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the years ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	93,340,210	7,273,761	2,577,355	(46,683,271)	(36,832,155)	56,508,055
12/31/2008	75,877,044	19,735,181	8,817,742	(11,089,757)	17,463,166	93,340,210

Class B

12/31/2009	8,166,106	3,822,694	198,239	(1,975,940)	2,044,993	10,211,099
12/31/2008	5,973,748	5,573,304	749,149	(4,130,095)	2,192,358	8,166,106

The Portfolio is authorized to issue an unlimited number of shares.

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$4,107,471	$647,412,974	$6,238,609	$802,211,593

At December 31, 2009 the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$620,243,744	$109,519,985	$(26,432,744)	$83,087,241

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period April 27 - May 4, 2009, the Portfolio had 2,669 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $1,468,281 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

7. Securities Lending

As of December 31, 2009 Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$45,080,169	$46,069,267	$—	$46,069,267

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$20,061,601	$63,236,117	$—	$44,545,290	$20,061,601	$107,781,407

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$23,759,543	$—	$83,146,390	$(236,344,344)	$(129,438,411)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$158,723,345	$77,620,999	$236,344,344

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Loomis Sayles Global Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Global Markets Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Global Markets Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Loomis Sayles Global Markets Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically the Loomis Sayles Global Markets Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its blended benchmark, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one-year period, and outperformed its blended benchmark for the three-year period ended August 31, 2009. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

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Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Loomis Sayles Global Markets Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median, and were slightly above the Expense Universe median. The Board further considered that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Loomis Sayles Global Markets Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels up to $5 billion, after which they are slightly higher. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

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Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

31

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Lord Abbett Bond Debenture Portfolio had a return of 37.12%, 36.77% and 36.87% for Class A, B and E Shares, respectively, versus 5.93%, 58.10% and 44.26% for its benchmarks, the Barclays Capital U.S. Aggregate Bond Index1, the Merrill Lynch High Yield Master II Constrained Index2 and the Hybrid Index3, respectively.

Market Environment/Conditions

During the last twelve months policymakers continued to respond aggressively to the economic and financial crisis and the U.S. economy has gradually rebounded from the recession that began in December 2007. Global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), the establishment of a commercial paper funding facility, the Federal Deposit Insurance Corporation (FDIC)-backed Temporary Liquidity Guarantee Program (TLGP), the Term Asset-Backed Securities Loan Facility (TALF), and Public-Private Investment Program (PPIP) were among a number of emergency programs put in place to ease the crisis. As the credit crisis eased, investors’ tolerance for risk began to return. In many segments of the bond market, prices rose, yields fell, and spreads narrowed.

The fed funds rate was lowered in mid-December 2008, from 1.00% to a range of 0.0-0.25%. Economic sluggishness, combined with quiescent inflation, prompted the Fed to keep its target for the fed funds rate at 0.0-0.25%.

In the fixed income market, the assumption of credit risk was rewarded in the 12-month period. In general, lower credit quality securities outperformed those with higher credit quality ratings. The investment grade corporate bond market (as measured by the Barclays Capital U.S. Aggregate Bond Index) returned 5.93% while high yield bonds (as measured by the Merrill Lynch High Yield Master II Constrained Index) returned 58.10%. Specifically, the Merrill Lynch U.S. High Yield CCC-Rated Index led major bond indexes with a total return of 96.79%, followed by the Merrill Lynch U.S. High Yield B-Rated Index up 47.64%, and the Merrill Lynch U.S. High Yield BB-Rated Index up 45.21%. This trend was similar within convertible securities, with lower rated credits outperforming higher rated by a wide margin.

Portfolio Review/Current Positioning

Most industries had positive returns, however the returns within printing & publishing and leisure were among the lowest. The Portfolio’s allocation to the government guaranteed sector detracted from performance as Treasury bonds, being higher quality, more defensive holdings, did not participate in the credit rally to the extent of the broader market, as investors moved to more risky assets.

The Portfolio’s performance was helped by increased exposure to credit sensitive assets—high yield, high grade corporates, and convertible securities—and decreased positions in more rate sensitive holdings such as Treasuries and Agency mortgage backed securities (MBS). The bond market’s rally during the year was led by lower-rated credits, thus the Portfolio benefited from increased positions in lower quality credits. At the industry level, among the industries contributing the most to performance were the health services, gas distribution, and chemical industries.

Christopher J. Towle, CFA

Partner and Director

Lord, Abbett & Co. LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Ford Motor Credit Co. LLC (7.250%, due 10/25/11)	0.8%
Texas Competitive Electric Holdings Co. LLC (10.250%, due 11/01/15)	0.7%
Cincinnati Bell, Inc. (8.375%, due 01/15/14)	0.7%
General Motor Acceptance Corp. (7.250%, due 03/02/11)	0.7%
Crown Cork & Seal, Inc. (7.375%, due 12/15/26)	0.6%
Nordic Telephone Holdings Co. (8.875%, due 05/01/16)	0.6%
HCA, Inc. (9.125%, due 11/15/14)	0.6%
Edison Mission Energy (7.750%, due 06/15/16)	0.6%
Community Health Systems, Inc. (8.875%, due 07/15/15)	0.6%
Freeport McMoRan Copper & Gold, Inc. (8.375%, due 04/01/17)	0.6%

Top Sectors

Percent of Portfolio Market Value
Domestic Bonds & Debt Securities	74.5%
Convertible Bonds	11.7%
Short-Term Investments	10.3%
Convertible Preferred Stocks	2.8%
Common Stocks	0.7%

2

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Lord Abbett Bond Debenture Portfolio managed by Lord, Abbett & Co. LLC vs. Barclays Capital U.S. Aggregate Bond Index1, Merrill Lynch High Yield Master II Constrained Index2 and Hybrid Index3

	Average Annual Return[4] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year	Since Inception[5]
Lord Abbett Bond Debenture Portfolio—Class A	37.12%	6.13%	5.89%	6.04%	—
Class B	36.77%	5.86%	5.61%	—	6.25%
Class E	36.87%	5.98%	5.72%	—	6.99%
Barclays Capital U.S. Aggregate Bond Index[1]	5.93%	6.04%	4.97%	6.33%	—
Merrill Lynch High Yield Master II Constrained Index[2]	58.10%	6.22%	6.40%	6.66%	—
Hybrid Index[3]	44.26%	4.97%	5.51%	5.79%	—

The performance of Class A shares will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index, 20% Merrill Lynch All Convertible Index.

The Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

4“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

5 Inception of Class A shares is 5/1/96. Inception of the Class B shares is 3/22/01. Inception of the Class E shares is 4/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.55%	$1,000.00	$1,172.40	$3.01
Hypothetical	0.55%	1,000.00	1,022.43	2.80

Class B
Actual	0.80%	$1,000.00	$1,170.70	$4.38
Hypothetical	0.80%	1,000.00	1,021.17	4.08

Class E
Actual	0.70%	$1,000.00	$1,170.40	$3.83
Hypothetical	0.70%	1,000.00	1,021.68	3.57

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 80.7%
Aerospace & Defense - 1.7%
DigitalGlobe, Inc. 10.500%, due 05/01/14(144A)(a)	$3,250,000	$3,493,750
Esterline Technologies Corp.
7.750%, due 06/15/13	3,000,000	3,078,750
6.625%, due 03/01/17	2,275,000	2,229,500
GeoEye, Inc. 9.625%, due 10/01/15(144A)(a)	4,500,000	4,651,875
L-3 Communications Corp.
6.125%, due 01/15/14	5,000,000	5,056,250
6.375%, due 10/15/15	4,050,000	4,085,437
Spirit Aerosystems, Inc. 7.500%, due 10/01/17(144A)(a)	750,000	742,500
Triumph Group, Inc. 8.000%, due 11/15/17(144A)(a)	2,250,000	2,280,938
Vought Aircraft Industries, Inc. 8.000%, due 07/15/11	3,950,000	3,915,437

		29,534,437

Agriculture - 0.1%
Bunge NA Finance LP 5.900%, due 04/01/17	1,375,000	1,363,110

Airlines - 0.1%
Delta Air Lines, Inc. 9.500%, due 09/15/14(144A)(a)	1,000,000	1,045,000

Auto Components - 1.0%
Cooper Standard Automotive, Inc. 8.375%, due 12/15/14(b)	5,000,000	1,300,000
Goodyear Tire & Rubber Co. (The) 10.500%, due 05/15/16	1,775,000	1,970,250
Stanadyne Corp., Series 1 10.000%, due 08/15/14	2,075,000	1,898,625
Stanadyne Holdings, Inc. 0.000%/12.000%, due 02/15/15(c)	2,750,000	1,911,250
Tenneco Automotive, Inc. 8.625%, due 11/15/14(d)	3,375,000	3,421,406
TRW Automotive, Inc.
7.250%, due 03/15/17 (144A)(a)	5,000,000	4,875,000
8.875%, due 12/01/17 (144A)(a)(d)	2,700,000	2,814,750

		18,191,281

Automobiles - 0.2%
Ford Motor Co.
9.500%, due 09/15/11	500,000	515,000
7.450%, due 07/16/31	3,925,000	3,488,344

		4,003,344

Security Description	Par Amount	Value

Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, due 01/15/19(144A)(a)	$2,000,000	$2,345,506
Constellation Brands, Inc. 7.250%, due 05/15/17	5,000,000	5,093,750

		7,439,256

Building Products - 0.2%
Owens Corning, Inc. 9.000%, due 06/15/19	1,625,000	1,815,109
William Lyon Homes, Inc. 10.750%, due 04/01/13	1,250,000	887,500

		2,702,609

Capital Markets - 0.3%
BlackRock, Inc. 3.500%, due 12/10/14	1,650,000	1,631,106
Raymond James Financial, Inc. 8.600%, due 08/15/19	4,075,000	4,415,853

		6,046,959

Chemicals - 2.3%
Airgas, Inc. 7.125%, due 10/01/18(144A)(a)	1,600,000	1,672,000
Ashland, Inc. 9.125%, due 06/01/17(144A)(a)	2,400,000	2,640,000
Dow Chemical Co. (The) 8.550%, due 05/15/19	1,500,000	1,792,715
Equistar Chemicals LP 7.550%, due 02/15/26(b)	7,815,000	5,587,725

IMC Global, Inc. 7.300%, due 01/15/28	4,900,000	5,170,034
Ineos Group Holdings Plc 8.500%, due 02/15/16(144A)(a)	9,000,000	6,097,500
Koppers, Inc. 7.875%, due 12/01/19(144A)(a)	500,000	507,500
Mosaic Co. (The) 7.375%, due 12/01/14(144A)(a)	1,850,000	1,980,965
Nalco Co.
8.875%, due 11/15/13 (d)	4,650,000	4,812,750
8.250%, due 05/15/17 (144A)(a)(d)	2,000,000	2,135,000
Potash Corp. of Saskatchewan, Inc. 4.875%, due 03/30/20(d)	2,050,000	2,026,605
Rockwood Specialties Group, Inc. 7.500%, due 11/15/14(d)	4,500,000	4,567,500
Terra Capital, Inc. 7.750%, due 11/01/19(144A)(a)	2,625,000	2,828,438

		41,818,732

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Commercial & Professional Services - 2.5%
ACCO Brands Corp. 10.625%, due 03/15/15(144A)(a)	$875,000	$966,875
Aleris International, Inc. 10.000%, due 12/15/16(b)	4,330,000	32,475
Allied Waste North America, Inc. 7.250%, due 03/15/15	5,000,000	5,230,630
ARAMARK Corp. 3.781%, due 02/01/15(e)	5,825,000	5,359,000
Ashtead Capital, Inc. 9.000%, due 08/15/16(144A)(a)	3,000,000	3,018,750
Clean Harbors, Inc. 7.625%, due 08/15/16	2,300,000	2,343,125
Corrections Corp. of America 7.750%, due 06/01/17	4,700,000	4,864,500
Deluxe Corp. 7.375%, due 06/01/15(d)	3,900,000	3,778,125
Geo Group, Inc. (The) 7.750%, due 10/15/17(144A)(a)	2,900,000	2,983,375
Hertz Corp. 8.875%, due 01/01/14	3,700,000	3,801,750
Iron Mountain, Inc. 7.750%, due 01/15/15	2,000,000	2,020,000
Rental Service Corp. 9.500%, due 12/01/14(d)	4,650,000	4,679,062
RSC Equipment Rental, Inc. 10.000%, due 07/15/17(144A)(a)	1,550,000	1,681,750
United Rentals North America, Inc. 10.875%, due 06/15/16	4,000,000	4,370,000

		45,129,417

Commercial Banks - 0.9%
Discover Bank, Series BKNT 8.700%, due 11/18/19	2,000,000	2,146,290
Royal Bank of Scotland Group Plc
5.000%, due 11/12/13(d)	3,300,000	2,970,048
6.400%, due 10/21/19	1,500,000	1,490,764
USB Capital IX 6.189%, due 10/29/49(e)	2,305,000	1,875,694
Wachovia Capital Trust III 5.800%, due 03/29/49(e)	3,143,000	2,435,825
Zions Bancorporation 7.750%, due 09/23/14	5,500,000	4,858,343

		15,776,964

Communications Equipment - 0.3%
MasTec, Inc. 7.625%, due 02/01/17	3,000,000	2,898,750
ViaSat, Inc. 8.875%, due 09/15/16(144A)(a)	2,200,000	2,315,500

		5,214,250

Computers & Peripherals - 0.7%
SunGard Data Systems, Inc.
9.125%, due 08/15/13	4,075,000	4,197,250
10.250%, due 08/15/15(d)	8,000,000	8,560,000

		12,757,250

Security Description	Par Amount	Value

Consumer Finance - 2.2%
American Express Bank FSB S.A. 5.500%, due 04/16/13	$3,000,000	$3,200,187
American Express Credit Corp. 7.300%, due 08/20/13	3,000,000	3,374,355
Ford Motor Credit Co. LLC
7.250%, due 10/25/11	14,000,000	14,144,396
9.750%, due 09/15/10	3,000,000	3,096,066
8.000%, due 06/01/14 (d)	3,000,000	3,083,193
General Motor Acceptance Corp. 7.250%, due 03/02/11(144A)(a)	12,000,000	12,000,000

		38,898,197

Containers & Packaging - 3.0%
Ball Corp.
6.625%, due 03/15/18	5,000,000	4,962,500
7.375%, due 09/01/19	2,000,000	2,065,000
Cascades, Inc.
7.750%, due 12/15/17 (144A)(a)	1,350,000	1,377,000
7.875%, due 01/15/20 (144A)(a)	950,000	966,625
Crown Americas LLC/Crown Americas Capital Corp. II 7.625%, due 05/15/17(144A)(a)	1,125,000	1,172,812
Crown Cork & Seal, Inc. 7.375%, due 12/15/26	12,250,000	11,423,125
Graphic Packaging International, Inc. 9.500%, due 08/15/13(d)	8,750,000	9,078,125
Jefferson Smurfit Corp.
8.250%, due 10/01/12 (b)	1,750,000	1,548,750
7.500%, due 06/01/13 (b)	4,000,000	3,540,000
Owens-Brockway Glass Container, Inc.
6.750%, due 12/01/14	1,800,000	1,849,500
7.375%, due 05/15/16 (d)	2,000,000	2,075,000
Sealed Air Corp. 7.875%, due 06/15/17(144A)(a)	2,500,000	2,666,665
Smurfit-Stone Container Enterprises, Inc. 8.000%, due 03/15/17(b)(d)	5,000,000	4,431,250
Solo Cup Co.
8.500%, due 02/15/14	1,450,000	1,424,625
10.500%, due 11/01/13 (144A)(a)	1,500,000	1,605,000
Vitro S.A.B. de C.V. 9.125%, due 02/01/17(b)	5,500,000	2,392,500

		52,578,477

Diversified Financial Services - 2.8%
Bank of America Corp. 5.750%, due 12/01/17	3,500,000	3,589,726
Cantor Fitzgerald LP 7.875%, due 10/15/19(144A)(a)	1,550,000	1,519,454

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Diversified Financial Services - continued
Capital One Capital VI 8.875%, due 05/15/40	$3,375,000	$3,611,001
CEDC Finance Corp. International, Inc. 9.125%, due 12/01/16(144A)(a)	3,500,000	3,631,250
Cemex Finance LLC 9.500%, due 12/14/16(144A)(a)(d)	1,025,000	1,061,798
FMR LLC 5.350%, due 11/15/21(144A)(a)	1,550,000	1,482,459
General Electric Capital Corp. 4.800%, due 05/01/13	4,000,000	4,184,284
Hughes Network Systems LLC/HNS Finance Corp. 9.500%, due 04/15/14	6,175,000	6,369,063
International Lease Finance Corp. 6.375%, due 03/25/13	2,283,000	1,878,327
JPMorgan Chase & Co. 6.000%, due 01/15/18	5,000,000	5,383,575
Lazard Group LLC 7.125%, due 05/15/15	4,300,000	4,468,968
Morgan Stanley 6.000%, due 04/28/15	4,000,000	4,265,736
Nuveen Investments, Inc. 10.500%, due 11/15/15	2,150,000	1,961,875
Reynolds Group Issuer, Inc. 7.750%, due 10/15/16(144A)(a)	2,500,000	2,568,750
Sensus Metering Systems, Inc. 8.625%, due 12/15/13	4,000,000	4,105,000
Washington Mutual Bank/Henderson NV 6.875%, due 06/15/11(b)	6,000,000	60,000
ZFS Finance USA Trust V 6.500%, due 05/09/37(144A)(a)(e)	630,000	544,950

		50,686,216

Diversified Telecommunication Services - 4.9%
CenturyTel, Inc., Series Q 6.150%, due 09/15/19	3,625,000	3,753,869
Ceridian Corp. 11.500%, due 11/15/15(d)	3,825,000	3,667,219
Cincinnati Bell, Inc.
8.375%, due 01/15/14(d)	12,000,000	12,270,000
7.000%, due 02/15/15	800,000	794,000
Inmarsat Finance Plc 7.375%, due 12/01/17(144A)(a)	1,850,000	1,900,875
NII Capital Corp.
10.000%, due 08/15/16 (144A)(a)	3,500,000	3,683,750
8.875%, due 12/15/19 (144A)(a)	3,200,000	3,192,000
Nordic Telephone Holdings Co. 8.875%, due 05/01/16(144A)(a)	10,000,000	10,625,000
Qwest Communications International, Inc.
7.250%, due 02/15/11	8,750,000	8,837,500
8.000%, due 10/01/15 (144A)(a)(d)	1,900,000	1,961,750
Qwest Corp. 7.625%, due 06/15/15	2,000,000	2,080,000

Security Description	Par Amount	Value

Diversified Telecommunication Services - continued
Sprint Capital Corp. 6.900%, due 05/01/19	$8,475,000	$7,839,375
Syniverse Technologies, Inc. 7.750%, due 08/15/13	6,850,000	6,841,437
Valor Telecommunications Enterprises Finance Corp. 7.750%, due 02/15/15	2,325,000	2,396,389
Virgin Media Finance Plc
9.500%, due 08/15/16	2,600,000	2,808,000
8.375%, due 10/15/19 (d)	2,000,000	2,067,500
Wind Acquisition Finance S.A. 11.750%, due 07/15/17(144A)(a)	4,225,000	4,636,938
Windstream Corp. 7.000%, due 03/15/19	7,425,000	6,979,500

		86,335,102

Electric Utilities - 3.9%
Central Illinois Light Co. 8.875%, due 12/15/13(d)	4,550,000	5,152,989
Commonwealth Edison Co. 5.800%, due 03/15/18	4,000,000	4,249,052
Edison Mission Energy
7.750%, due 06/15/16	12,350,000	10,559,250
7.000%, due 05/15/17 (d)	9,825,000	7,810,875
Electricite de France (EDF) 6.500%, due 01/26/19(144A)(a)	2,400,000	2,698,968
Mirant Americas Generation LLC 9.125%, due 05/01/31	9,000,000	8,145,000
Nevada Power Co. 5.875%, due 01/15/15	3,500,000	3,760,106
Nisource Finance Corp. 6.150%, due 03/01/13(d)	2,180,000	2,322,833
Northeast Utilities 5.650%, due 06/01/13	6,000,000	6,211,722
Northern States Power/Minnesota 5.250%, due 03/01/18	2,000,000	2,098,796
Peco Energy Co. 5.350%, due 03/01/18	3,125,000	3,289,594
Texas Competitive Electric Holdings Co. LLC 10.250%, due 11/01/15(d)	16,000,000	13,040,000

		69,339,185

Electrical Equipment - 1.6%
Baldor Electric Co. 8.625%, due 02/15/17	9,875,000	10,146,562
Belden, Inc.
7.000%, due 03/15/17	3,000,000	2,936,250
9.250%, due 06/15/19 (144A)(a)	1,750,000	1,857,188
Emerson Electric Co. 5.250%, due 10/15/18	3,500,000	3,684,436
General Cable Corp. 7.125%, due 04/01/17(d)	4,000,000	3,950,000
Roper Industries, Inc.
6.625%, due 08/15/13	2,700,000	2,942,852
6.250%, due 09/01/19	2,175,000	2,268,416

		27,785,704

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Electronic Equipment, Instruments & Components - 0.3%
Agilent Technologies, Inc. 5.500%, due 09/14/15	$3,000,000	$3,148,443
Amphenol Corp. 4.750%, due 11/15/14	1,075,000	1,075,543
NXP B.V./NXP Funding LLC 3.034%, due 10/15/13(d)(e)	1,825,000	1,521,594

		5,745,580

Energy Equipment & Services - 2.5%
Cameron International Corp. 6.375%, due 07/15/18	1,920,000	2,051,251
Complete Production Services, Inc. 8.000%, due 12/15/16	5,750,000	5,699,687
Dresser-Rand Group, Inc. 7.375%, due 11/01/14	4,750,000	4,726,250
E.ON International Finance BV 5.800%, due 04/30/18(144A)(a)	5,000,000	5,378,910
Hercules Offshore, Inc. 10.500%, due 10/15/17(144A)(a)(d)	2,750,000	2,915,000
Hornbeck Offshore Services, Inc.
6.125%, due 12/01/14	2,920,000	2,741,150
8.000%, due 09/01/17 (144A)(a)	4,000,000	4,015,000
Key Energy Services, Inc. 8.375%, due 12/01/14(d)	3,525,000	3,551,438
Murray Energy Corp. 10.250%, due 10/15/15(144A)(a)	2,500,000	2,500,000
National Oilwell Varco, Inc. 6.125%, due 08/15/15	5,500,000	5,524,063
Pride International, Inc. 7.375%, due 07/15/14	1,750,000	1,815,625
SEACOR Holdings, Inc. 7.375%, due 10/01/19	4,150,000	4,208,465

		45,126,839

Entertainment & Leisure - 1.0%
Downstream Development Authority 12.000%, due 10/15/15(144A)(a)	2,400,000	1,989,000
Mohegan Tribal Gaming Authority 11.500%, due 11/01/17(144A)(a)(d)	3,500,000	3,587,500
Peninsula Gaming LLC 8.375%, due 08/15/15(144A)(a)	975,000	977,438
Shingle Springs Tribal Gaming Authority 9.375%, due 06/15/15(144A)(a)	1,000,000	765,000
Universal City Development Partners
8.875%, due 11/15/15 (144A)(a)	1,950,000	1,918,312
10.875%, due 11/15/16 (144A)(a)	1,500,000	1,511,250
WMG Acquisition Corp. 9.500%, due 06/15/16(144A)(a)	6,000,000	6,465,000

		17,213,500

Security Description	Par Amount	Value

Food & Staples Retailing - 1.4%
Denny’s Holdings, Inc. 10.000%, due 10/01/12	$4,850,000	$4,983,375
Duane Reade, Inc. 11.750%, due 08/01/15	2,675,000	2,915,750
Ingles Markets, Inc. 8.875%, due 05/15/17	4,000,000	4,180,000
Rite Aid Corp.
9.375%, due 12/15/15 (d)	4,775,000	4,225,875
10.250%, due 10/15/19 (144A)(a)	1,650,000	1,724,250
Supervalu, Inc. 7.500%, due 11/15/14	7,500,000	7,631,250

		25,660,500

Food Products - 1.7%
Bumble Bee Foods LLC 7.750%, due 12/15/15(144A)(a)	1,700,000	1,708,500
Del Monte Foods Co. 7.500%, due 10/15/19(144A)(a)	1,350,000	1,397,250
Dole Food Co., Inc. 8.750%, due 07/15/13(d)	7,975,000	8,214,250
General Mills, Inc. 5.200%, due 03/17/15	4,000,000	4,273,440
H.J. Heinz Co. 5.350%, due 07/15/13	3,000,000	3,227,556
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
9.250%, due 04/01/15 (144A)(a)	1,800,000	1,831,500
10.625%, due 04/01/17 (d)	1,225,000	1,280,125
Stater Brothers Holdings, Inc. 8.125%, due 06/15/12	7,675,000	7,790,125

		29,722,746

Gas Utilities - 1.1%
Ferrellgas LP 6.750%, due 05/01/14	5,500,000	5,445,000
Ferrellgas Partners LP 8.750%, due 06/15/12	4,000,000	4,070,000
National Fuel Gas Co.
6.500%, due 04/15/18	7,200,000	7,487,769
8.750%, due 05/01/19	1,750,000	2,046,123

		19,048,892

Health Care Equipment & Supplies - 1.0%
Bausch & Lomb, Inc. 9.875%, due 11/01/15(d)	5,500,000	5,830,000
Biomet, Inc. 10.000%, due 10/15/17	6,500,000	7,093,125
Boston Scientific Corp. 4.500%, due 01/15/15	1,125,000	1,132,857
VWR Funding, Inc., Series B 10.250%, due 07/15/15(d)(f)	4,000,000	4,180,000

		18,235,982

Health Care Providers & Services - 4.8%
Apria Healthcare Group, Inc. 11.250%, due 11/01/14(144A)(a)	1,350,000	1,488,375

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Health Care Providers & Services - continued
Centene Corp. 7.250%, due 04/01/14	$4,825,000	$4,800,875
Community Health Systems, Inc. 8.875%, due 07/15/15	9,950,000	10,323,125
DaVita, Inc. 7.250%, due 03/15/15	7,500,000	7,556,250
Hanger Orthopedic Group, Inc. 10.250%, due 06/01/14	2,950,000	3,141,750
HCA, Inc.
6.375%, due 01/15/15	5,000,000	4,743,750
9.125%, due 11/15/14	10,000,000	10,575,000
9.875%, due 02/15/17 (144A)(a)	1,175,000	1,304,250
7.875%, due 02/15/20 (144A)(a)	2,100,000	2,191,875
HealthSouth Corp. 8.125%, due 02/15/20	5,250,000	5,197,500
National Mentor Holdings, Inc. 11.250%, due 07/01/14	935,000	958,375
Select Medical Corp. 7.625%, due 02/01/15	4,850,000	4,728,750
Sun Healthcare Group, Inc. 9.125%, due 04/15/15	7,450,000	7,692,125
Tenet Healthcare Corp.
9.250%, due 02/01/15 (d)	2,500,000	2,675,000
8.875%, due 07/01/19 (144A)(a)	1,250,000	1,362,500
United Surgical Partners International, Inc. 8.875%, due 05/01/17	5,000,000	5,175,000
UnitedHealth Group, Inc. 4.875%, due 04/01/13	3,000,000	3,146,112
Vanguard Health Holding Co. II 9.000%, due 10/01/14	7,975,000	8,303,969

		85,364,581

Hotels, Restaurants & Leisure - 4.1%
AMC Entertainment, Inc. 8.000%, due 03/01/14	1,700,000	1,632,000
Ameristar Casinos, Inc. 9.250%, due 06/01/14(144A)(a)	1,925,000	2,006,813
Boyd Gaming Corp. 7.125%, due 02/01/16(d)	4,500,000	3,937,500
Gaylord Entertainment Co. 6.750%, due 11/15/14(d)	2,400,000	2,244,000
Great Canadian Gaming Corp. 7.250%, due 02/15/15(144A)(a)	4,600,000	4,444,750
Harrah’s Operating Co., Inc. 11.250%, due 06/01/17(144A)(a)	4,000,000	4,205,000
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp. 11.250%, due 06/01/17(144A)(a)	925,000	972,406
Hyatt Hotels Corp. 5.750%, due 08/15/15(144A)(a)	3,000,000	3,021,564
International Game Technology 7.500%, due 06/15/19	1,500,000	1,628,223

Security Description	Par Amount	Value

Hotels, Restaurants & Leisure - continued
Isle of Capri Casinos, Inc. 7.000%, due 03/01/14(d)	$7,000,000	$6,265,000
Las Vegas Sands Corp. 6.375%, due 02/15/15(d)	4,575,000	4,071,750
Mandalay Resort Group 9.375%, due 02/15/10	1,500,000	1,500,000
McDonald’s Corp. 5.000%, due 02/01/19(d)	4,100,000	4,293,143
MGM MIRAGE, Inc. 6.750%, due 09/01/12(d)	2,425,000	2,176,437
River Rock Entertainment Authority 9.750%, due 11/01/11	4,850,000	4,595,375
Scientific Games Corp. 6.250%, due 12/15/12(d)	2,500,000	2,475,000
Scientific Games International, Inc. 9.250%, due 06/15/19	2,550,000	2,690,250
Seneca Gaming Corp. 7.250%, due 05/01/12(d)	3,500,000	3,430,000
Snoqualmie Entertainment Authority 9.125%, due 02/01/15(144A)(a)	5,225,000	2,795,375
Speedway Motorsports, Inc. 8.750%, due 06/01/16	3,500,000	3,710,000
Starwood Hotels & Resorts Worldwide, Inc.
6.250%, due 02/15/13 (d)	266,000	275,643
6.750%, due 05/15/18 (d)	500,000	503,750
Station Casinos, Inc. 6.500%, due 02/01/14(b)	4,500,000	45,000
Turning Stone Casino Resort Enterprise 9.125%, due 09/15/14(144A)(a)	2,350,000	2,308,875
Wendy’s/Arby’s Restaurants LLC 10.000%, due 07/15/16	4,000,000	4,380,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, due 11/01/17(144A)(a)(d)	3,750,000	3,815,625

		73,423,479

Household Durables - 1.1%
Beazer Homes USA, Inc. 8.375%, due 04/15/12	1,025,000	968,625
JohnsonDiversey, Inc. 8.250%, due 11/15/19(144A)(a)	1,700,000	1,659,625
K. Hovnanian Enterprises, Inc. 10.625%, due 10/15/16(144A)(a)	2,050,000	2,152,500
KB Home 9.100%, due 09/15/17	4,125,000	4,351,875
Lennar Corp., Series B 12.250%, due 06/01/17	3,600,000	4,356,000
Newell Rubbermaid, Inc. 10.600%, due 04/15/19	2,025,000	2,551,326
Whirlpool Corp. 8.600%, due 05/01/14	3,177,000	3,600,475

		19,640,426

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Independent Power Producers & Energy Traders - 1.9%
AES Corp. (The) 8.000%, due 10/15/17	$7,000,000	$7,218,750
Mirant North America LLC 7.375%, due 12/31/13	5,000,000	4,968,750
NRG Energy, Inc.
7.250%, due 02/01/14	6,900,000	7,003,500
7.375%, due 01/15/17	4,150,000	4,170,750
PPL Energy Supply LLC 6.400%, due 11/01/11	2,000,000	2,149,974
PSE&G Power LLC 5.320%, due 09/15/16(144A)(a)(d)	6,352,000	6,544,535
RRI Energy, Inc. 6.750%, due 12/15/14(d)	1,571,000	1,610,275

		33,666,534

Insurance - 1.0%
American International Group, Inc. 8.250%, due 08/15/18	3,050,000	2,867,772
AXA S.A. 6.379%, due 12/14/49(144A)(a)(e)	2,325,000	1,883,250
HUB International Holdings, Inc. 9.000%, due 12/15/14(144A)(a)	3,200,000	3,072,000
Liberty Mutual Group, Inc. 10.750%, due 06/15/58(144A)(a)(e)	3,150,000	3,370,500
USI Holdings Corp. 4.148%, due 11/15/14(144A)(a)(e)	3,950,000	3,263,687
Willis North America, Inc. 7.000%, due 09/29/19	2,425,000	2,473,602

		16,930,811

Internet & Catalog Retail - 0.3%
Brookstone Co., Inc. 12.000%, due 10/15/12	3,950,000	2,646,500
Expedia, Inc. 8.500%, due 07/01/16	3,125,000	3,394,531

		6,041,031

IT Services - 0.0%
Unisys Corp. 14.250%, due 09/15/15(144A)(a)	481,000	562,770

Leisure Equipment & Products - 0.2%
Mattel, Inc. 5.625%, due 03/15/13	4,000,000	4,228,740

Life Sciences Tools & Services - 0.6%
Bio-Rad Laboratories, Inc.
6.125%, due 12/15/14	7,700,000	7,738,500
8.000%, due 09/15/16 (144A)(a)	2,000,000	2,115,000

		9,853,500

Machinery - 1.2%
Actuant Corp. 6.875%, due 06/15/17	3,475,000	3,322,969
Altra Holdings, Inc. 8.125%, due 12/01/16(144A)(a)	4,250,000	4,382,812

Security Description	Par Amount	Value

Machinery - continued
Gardner Denver, Inc. 8.000%, due 05/01/13	$4,400,000	$4,498,340
Mueller Water Products, Inc. 7.375%, due 06/01/17	5,550,000	5,161,500
Navistar International Corp. 8.250%, due 11/01/21	1,875,000	1,931,250
Timken Co. (The) 6.000%, due 09/15/14	2,650,000	2,791,616

		22,088,487

Manufacturing - 0.8%
Ingersoll-Rand Global Holding Co., Ltd. 9.500%, due 04/15/14	1,500,000	1,794,020
Park - Ohio Industries, Inc. 8.375%, due 11/15/14(d)	2,700,000	2,085,750
RBS Global, Inc./Rexnord Corp.
9.500%, due 08/01/14	9,100,000	9,168,250
11.750%, due 08/01/16 (d)	300,000	298,500
8.875%, due 09/01/16	100,000	87,500

		13,434,020

Media - 4.1%
Affinion Group, Inc.
11.500%, due 10/15/15 (d)	4,300,000	4,525,750
10.125%, due 10/15/13	1,225,000	1,264,812
Allbritton Communications Co. 7.750%, due 12/15/12(d)	8,000,000	7,910,000
Belo Corp. 8.000%, due 11/15/16	1,200,000	1,239,000
CBS Corp. 8.875%, due 05/15/19	1,575,000	1,887,330
CCH II LLC/CCH II Capital Corp. 13.500%, due 11/30/16(144A)(a)(d)	1,862,780	2,184,110
Cinemark USA, Inc. 8.625%, due 06/15/19(144A)(a)	2,475,000	2,586,375
DirecTV Holdings LLC/DirecTV Financing Co. 6.375%, due 06/15/15	8,900,000	9,289,375
Discovery Communications LLC 5.625%, due 08/15/19	2,325,000	2,405,075
EchoStar DBS Corp. 7.125%, due 02/01/16	6,000,000	6,157,500
Fox Acquisition Subordinated LLC 13.375%, due 07/15/16(144A)(a)	1,150,000	895,563
Grupo Televisa S.A. 6.000%, due 05/15/18	1,050,000	1,061,801
Interpublic Group of Cos., Inc.
6.250%, due 11/15/14 (d)	5,500,000	5,307,500
10.000%, due 07/15/17 (d)	1,400,000	1,561,000
Ion Media Networks, Inc. 8.381%, due 01/15/13(144A)(a)(b)(e)	2,212,707	41,488
LIN Television Corp. 6.500%, due 05/15/13(d)	5,000,000	4,850,000
Mediacom Broadband LLC 8.500%, due 10/15/15(d)	3,275,000	3,324,125

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Media - continued
Mediacom LLC/Mediacom Capital Corp. 9.125%, due 08/15/19(144A)(a)	$6,350,000	$6,508,750
Nielsen Finance LLC/Nielsen Finance Co. 11.500%, due 05/01/16	625,000	701,563
Salem Communications Corp. 9.625%, due 12/15/16(144A)(a)	1,775,000	1,868,187
Sinclair Broadcast Group, Inc. 8.000%, due 03/15/12(d)	557,000	545,860
Umbrella Acquisition, Inc. 9.750%, due 03/15/15(144A)(a)(d)(f)	4,552,062	4,011,505
Warner Music Group 7.375%, due 04/15/14	2,000,000	1,942,500

		72,069,169

Metals & Mining - 3.1%
Algoma Acquisition Corp. 9.875%, due 06/15/15(144A)(a)	4,680,000	4,007,250
Allegheny Ludlum Corp. 6.950%, due 12/15/25	3,700,000	3,360,044
Anglo American Capital Plc 9.375%, due 04/08/14(144A)(a)	2,000,000	2,402,036
Arch Coal, Inc. 8.750%, due 08/01/16(144A)(a)	1,300,000	1,381,250
Barrick Gold Corp. 6.950%, due 04/01/19	1,500,000	1,691,847
Essar Steel Algoma, Inc. 9.375%, due 03/15/15(144A)(a)	2,050,000	1,998,947
Foundation Pennsylvania Coal Co. 7.250%, due 08/01/14	5,000,000	5,087,500
Freeport McMoRan Copper & Gold, Inc.
8.250%, due 04/01/15	3,500,000	3,819,078
8.375%, due 04/01/17	9,300,000	10,197,459
Noranda Aluminium Acquisition Corp. 5.274%, due 05/15/15(e)(f)	6,946,348	5,426,834
Peabody Energy Corp.
5.875%, due 04/15/16	4,500,000	4,410,000
7.375%, due 11/01/16 (d)	3,500,000	3,626,875
Teck Resources, Ltd.
9.750%, due 05/15/14	2,275,000	2,636,156
10.750%, due 05/15/19	4,375,000	5,250,000

		55,295,276

Multi-Utilities - 0.1%
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250%, due 09/15/15	1,000,000	1,030,041

Multiline Retail - 0.9%
JC Penney Corp., Inc.
7.950%, due 04/01/17 (d)	3,250,000	3,566,875
7.125%, due 11/15/23	400,000	398,500

Security Description	Par Amount	Value

Multiline Retail - continued
Macy’s Retail Holdings, Inc.
8.875%, due 07/15/15	$2,500,000	$2,768,750
5.900%, due 12/01/16	5,000,000	4,900,000
6.375%, due 03/15/37	1,250,000	1,062,500
Nordstrom, Inc. 6.250%, due 01/15/18(d)	3,500,000	3,794,662

		16,491,287

Oil, Gas & Consumable Fuels - 9.1%
Chesapeake Energy Corp.
6.250%, due 01/15/18	5,750,000	5,548,750
7.250%, due 12/15/18	7,900,000	7,998,750
Cimarex Energy Co. 7.125%, due 05/01/17	7,950,000	8,069,250
Colorado Interstate Gas Co. 6.800%, due 11/15/15	2,107,000	2,336,800
Concho Resources, Inc. 8.625%, due 10/01/17	1,150,000	1,213,250
Continental Resources, Inc. 8.250%, due 10/01/19(144A)(a)	3,575,000	3,771,625
Dynegy Holdings, Inc.
6.875%, due 04/01/11 (d)	2,375,000	2,481,875
8.375%, due 05/01/16 (d)	9,500,000	9,072,500
7.750%, due 06/01/19	3,925,000	3,424,563
El Paso Corp.
7.000%, due 06/15/17	7,000,000	6,977,544
12.000%, due 12/12/13	1,600,000	1,884,000
7.250%, due 06/01/18	1,600,000	1,588,797
El Paso Natural Gas Co. 5.950%, due 04/15/17	4,000,000	4,140,104
Forest Oil Corp.
8.500%, due 02/15/14 (144A)(a)	2,575,000	2,703,750
7.250%, due 06/15/19 (d)	7,500,000	7,443,750
KCS Energy, Inc. 7.125%, due 04/01/12	5,000,000	5,037,500
Kerr-McGee Corp. 6.950%, due 07/01/24	6,850,000	7,435,723
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
6.875%, due 11/01/14	5,000,000	4,800,000
8.750%, due 04/15/18	4,400,000	4,554,000
Nabors Industries, Inc. 6.150%, due 02/15/18	4,000,000	4,163,992
Newfield Exploration Co. 7.125%, due 05/15/18	4,800,000	4,872,000
Northwest Pipeline Corp.
7.000%, due 06/15/16	2,500,000	2,818,670
6.050%, due 06/15/18	900,000	953,718
Panhandle Eastern Pipeline Co. 7.000%, due 06/15/18	1,850,000	2,046,100
Petrobras International Finance Co. 5.875%, due 03/01/18(d)	5,000,000	5,067,050

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
Pioneer Natural Resources Co., Series A 7.200%, due 01/15/28	$1,510,000	$1,371,246
Questar Market Resources, Inc. 6.800%, due 03/01/20	1,450,000	1,514,115
Quicksilver Resources, Inc.
7.125%, due 04/01/16 (d)	2,400,000	2,250,000
8.250%, due 08/01/15	6,700,000	6,901,000
Range Resources Corp.
7.375%, due 07/15/13 (d)	2,575,000	2,632,938
7.250%, due 05/01/18	800,000	820,000
8.000%, due 05/15/19 (d)	1,775,000	1,908,125
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.500%, due 09/30/14(144A)(a)	1,500,000	1,578,966
Tennessee Gas Pipeline Co. 7.500%, due 04/01/17	3,500,000	3,898,828
Tesoro Corp.
6.250%, due 11/01/12	5,750,000	5,750,000
9.750%, due 06/01/19 (d)	2,000,000	2,080,000
Williams Cos., Inc. (The) 7.875%, due 09/01/21	6,000,000	6,895,680
Williams Partners LP/Williams Partners Finance Corp. 7.250%, due 02/01/17	10,000,000	10,115,750
XTO Energy, Inc. 5.500%, due 06/15/18	3,500,000	3,739,662

		161,860,371

Paper & Forest Products - 0.8%
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, due 11/01/17(144A)(a)	750,000	780,937
Cellu Tissue Holdings, Inc. 11.500%, due 06/01/14	1,700,000	1,895,500
Georgia-Pacific LLC 8.250%, due 05/01/16(144A)(a)	3,000,000	3,195,000
Graham Packaging Co. LP/GPC Capital Corp. I 8.250%, due 01/01/17(144A)(a)	1,600,000	1,580,000
International Paper Co. 7.950%, due 06/15/18	3,150,000	3,638,965
PE Paper Escrow GmbH 12.000%, due 08/01/14(144A)(a)	1,175,000	1,272,569
Weyerhaeuser Co. 7.375%, due 10/01/19(d)	1,600,000	1,674,930

		14,037,901

Personal Products - 0.6%
Elizabeth Arden, Inc. 7.750%, due 01/15/14	9,300,000	9,207,000
Mead Johnson Nutrition Co. 4.900%, due 11/01/19(144A)(a)	1,600,000	1,573,341

		10,780,341

Security Description	Par Amount	Value

Pharmaceuticals - 0.4%
Axcan Intermediate Holdings, Inc. 12.750%, due 03/01/16	$2,500,000	$2,806,250
Novartis Securities Investment, Ltd. 5.125%, due 02/10/19	3,075,000	3,236,247
Watson Pharmaceuticals, Inc. 5.000%, due 08/15/14	1,200,000	1,226,426

		7,268,923

Real Estate Investment Trusts (REITs) - 0.9%
DuPont Fabros Technology LP 8.500%, due 12/15/17(144A)(a)	2,450,000	2,495,937
Felcor Lodging LP 10.000%, due 10/01/14(144A)(a)	1,550,000	1,571,313
Host Marriott LP
7.000%, due 08/15/12 (d)	7,800,000	7,965,750
6.375%, due 03/15/15	3,000,000	2,955,000
ProLogis 5.625%, due 11/15/16	1,129,000	1,041,865

		16,029,865

Semiconductors & Semiconductor Equipment - 0.6%
Advanced Micro Devices, Inc. 8.125%, due 12/15/17(144A)(a)(d)	750,000	747,188
Analog Devices, Inc. 5.000%, due 07/01/14	1,800,000	1,879,628
Freescale Semiconductor, Inc. 8.875%, due 12/15/14(d)	4,750,000	4,381,875
KLA-Tencor Corp. 6.900%, due 05/01/18	2,675,000	2,818,936

		9,827,627

Software - 0.8%
First Data Corp. 9.875%, due 09/24/15(d)	4,600,000	4,312,500
Open Solutions, Inc. 9.750%, due 02/01/15(144A)(a)	3,500,000	2,708,125
Serena Software, Inc. 10.375%, due 03/15/16	2,425,000	2,343,156
Vangent, Inc. 9.625%, due 02/15/15	5,000,000	4,731,250

		14,095,031

Specialty Retail - 1.2%
Inergy LP/Inergy Finance Corp.
8.250%, due 03/01/16	6,250,000	6,375,000
8.750%, due 03/01/15	1,350,000	1,393,875
Limited Brands, Inc.
6.900%, due 07/15/17	2,475,000	2,484,281
8.500%, due 06/15/19 (144A)(a)(d)	1,750,000	1,911,875
7.600%, due 07/15/37	1,500,000	1,342,500
Toys R Us Property Co. I LLC 10.750%, due 07/15/17(144A)(a)	4,900,000	5,390,000
Toys R Us Property Co. II LLC 8.500%, due 12/01/17(144A)(a)	2,550,000	2,607,375

		21,504,906

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Textiles, Apparel & Luxury Goods - 1.2%
INVISTA, Inc. 9.250%, due 05/01/12(144A)(a)	$5,600,000	$5,712,000
Jones Apparel Group, Inc. 6.125%, due 11/15/34	4,500,000	3,746,250
Levi Strauss & Co. 8.875%, due 04/01/16	6,300,000	6,622,875
Quiksilver, Inc. 6.875%, due 04/15/15	6,300,000	5,197,500

		21,278,625

Trading Companies & Distributors - 0.3%
Interline Brands, Inc. 8.125%, due 06/15/14	5,500,000	5,555,000

Transportation - 0.7%
Bristow Group, Inc.
6.125%, due 06/15/13	7,000,000	6,947,500
7.500%, due 09/15/17	3,000,000	2,985,000
Commercial Barge Line Co. 12.500%, due 07/15/17(144A)(a)	2,325,000	2,429,625
Travelport LLC 9.875%, due 09/01/14	800,000	830,000

		13,192,125

Wireless Telecommunication Services - 1.8%
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.750%, due 05/01/17(144A)(a)	6,475,000	6,928,250
Centennial Communications Corp. 10.000%, due 01/01/13(d)	5,950,000	6,247,500
iPCS, Inc. 4.280%, due 05/01/14(e)(f)	4,098,431	3,504,159
MetroPCS Wireless, Inc. 9.250%, due 11/01/14(d)	6,000,000	6,105,000
SBA Telecommunications, Inc. 8.250%, due 08/15/19(144A)(a)(d)	3,000,000	3,195,000
Sprint Nextel Corp. 8.375%, due 08/15/17	4,650,000	4,766,250
Telemar Norte Leste S.A. 9.500%, due 04/23/19(144A)(a)	1,000,000	1,189,386

		31,935,545

Total Domestic Bonds & Debt Securities (Cost $1,429,636,127)		1,434,885,941

Convertible Bonds - 12.7%
Aerospace & Defense - 0.4%
GenCorp, Inc. 2.250%, due 11/15/24	3,560,000	3,208,450
L-3 Communications Corp. 3.000%, due 08/01/35	4,000,000	4,220,000

		7,428,450

Automobiles - 0.3%
Ford Motor Co. 4.250%, due 11/15/16	4,500,000	5,695,875

Security Description	Par Amount	Value

Beverages - 0.4%
Central European Distribution Corp. 3.000%, due 03/15/13	$1,988,000	$1,697,255
Molson Coors Brewing Co. 2.500%, due 07/30/13(d)	5,000,000	5,550,000

		7,247,255

Biotechnology - 1.0%
Amgen, Inc. 0.125%, due 02/01/11	4,000,000	3,970,000
BioMarin Pharmaceutical, Inc. 2.500%, due 03/29/13	3,500,000	4,493,125
Decode Genetics, Inc. 3.500%, due 04/15/11(b)	1,666,000	99,960
Fisher Scientific International, Inc. 3.250%, due 03/01/24(d)	2,500,000	3,331,250
Gilead Sciences, Inc. 0.625%, due 05/01/13	5,000,000	6,193,750

		18,088,085

Chemicals - 0.2%
Ferro Corp. 6.500%, due 08/15/13	3,280,000	2,927,400

Commercial & Professional Services - 0.3%
Charles River Associates, Inc. 2.875%, due 06/15/34	6,000,000	5,917,500

Commercial Banks - 0.0%
National City Corp. 4.000%, due 02/01/11	500,000	511,875

Communications Equipment - 0.6%
ADC Telecommunications, Inc. 0.831%, due 06/15/13(e)	2,400,000	1,950,000
Ciena Corp. 0.250%, due 05/01/13	6,550,000	4,978,000
JDS Uniphase Corp. 1.000%, due 05/15/26	5,000,000	4,300,440

		11,228,440

Computers & Peripherals - 0.8%
EMC Corp. 1.750%, due 12/01/11(d)	4,000,000	4,880,000
NetApp, Inc. 1.750%, due 06/01/13(d)	2,250,000	2,790,000
SanDisk Corp. 1.000%, due 05/15/13	8,250,000	6,919,688

		14,589,688

Diversified Financial Services - 0.1%
Ingersoll-Rand Co., Ltd.-Class A 4.500%, due 04/15/12(d)	1,000,000	2,079,000

Diversified Telecommunication Services - 0.2%
Qwest Communications International, Inc. 3.500%, due 11/15/25	4,000,000	4,170,000

Electrical Equipment - 0.8%
Evergreen Solar, Inc. 4.000%, due 07/15/13	3,350,000	1,728,265
General Cable Corp. 4.500%/2.250% , due 11/15/29(g)	3,700,000	3,806,375

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Electrical Equipment - continued
Roper Industries, Inc. 1.481%/0.00% , due 01/15/34(d)(g)	$12,500,000	$8,203,125

		13,737,765

Electronic Equipment, Instruments & Components - 0.3%
Flir Systems, Inc. 3.000%, due 06/01/23	275,000	816,406
Itron, Inc. 2.500%, due 08/01/26(d)	4,000,000	5,010,000

		5,826,406

Energy Equipment & Services - 0.2%
Hanover Compressor Co. 4.750%, due 01/15/14	3,500,000	3,158,750

Food Products - 0.4%
Archer-Daniels-Midland Co. 0.875%, due 02/15/14(d)	7,500,000	7,893,750

Health Care Equipment & Supplies - 0.2%
Medtronic, Inc. 1.500%, due 04/15/11(d)	1,500,000	1,530,000
NuVasive, Inc. 2.250%, due 03/15/13	2,500,000	2,481,250

		4,011,250

Health Care Providers & Services - 0.1%
Five Star Quality Care, Inc. 3.750%, due 10/15/26	1,500,000	1,213,125

Hotels, Restaurants & Leisure - 0.1%
Gaylord Entertainment Co. 3.750%, due 10/01/14(144A)(a)(d)	1,100,000	1,129,645

Household Durables - 0.1%
D.R. Horton, Inc. 2.000%, due 05/15/14(d)	900,000	1,001,250

Industrial Conglomerates - 0.1%
Textron, Inc. 4.500%, due 05/01/13(d)	1,600,000	2,586,000

Internet Software & Services - 0.2%
Equinix, Inc. 2.500%, due 04/15/12(d)	3,250,000	3,599,375

Life Sciences Tools & Services - 0.5%
Millipore Corp. 3.750%, due 06/01/26(d)	7,000,000	7,253,750
Nektar Therapeutics 3.250%, due 09/28/12	900,000	832,500

		8,086,250

Machinery - 0.2%
Actuant Corp. 2.000%, due 11/15/23	1,400,000	1,519,000
Danaher Corp. 0.689%, due 01/22/21(h)	2,500,000	2,762,500

		4,281,500

Media - 1.0%
Liberty Media Corp. 3.250%, due 03/15/31	8,250,000	4,950,000
Omnicom Group, Inc. 0.000%, due 07/01/38(d)(h)	3,000,000	2,962,500
Sinclair Broadcast Group, Inc. 6.000%, due 09/15/12	5,000,000	4,168,750

Security Description	Par Amount	Value

Media - continued
Virgin Media, Inc. 6.500%, due 11/15/16(144A)(a)	$4,000,000	$4,760,000

		16,841,250

Metals & Mining - 0.9%
Newmont Mining Corp. 1.250%, due 07/15/14(d)	5,000,000	6,262,500
Placer Dome, Inc. 2.750%, due 10/15/23(d)	5,550,000	9,115,875

		15,378,375

Multiline Retail - 0.1%
Saks, Inc. 7.500%, due 12/01/13(144A)(a)(d)	1,300,000	1,928,875

Oil, Gas & Consumable Fuels - 0.2%
Patriot Coal Corp. 3.250%, due 05/31/13	1,125,000	908,438
Quicksilver Resources, Inc. 1.875%, due 11/01/24	2,000,000	2,382,500

		3,290,938

Pharmaceuticals - 1.0%
Alza Corp. 0.606%, due 07/28/20(d)(h)	7,000,000	6,518,750
Teva Pharmaceutical Finance Co. B.V. 1.750%, due 02/01/26(d)	4,675,000	5,785,312
Teva Pharmaceutical Industries, Ltd. 0.250%, due 02/01/24	3,500,000	5,722,500

		18,026,562

Professional Services - 0.5%
FTI Consulting, Inc. 3.750%, due 07/15/12	5,000,000	8,062,500

Real Estate Investment Trusts (REITs) - 0.2%
ProLogis 2.250%, due 04/01/37	4,000,000	3,730,000

Semiconductors & Semiconductor Equipment - 0.4%
Advanced Micro Devices, Inc. 5.750%, due 08/15/12	1,545,000	1,515,290
Intel Corp. 2.950%, due 12/15/35(d)	5,000,000	4,850,000

		6,365,290

Software - 0.6%
Cadence Design Systems, Inc. 1.375%, due 12/15/11	1,000,000	936,250
Sybase, Inc. 3.500%, due 08/15/29(144A)(a)(d)	3,500,000	4,165,000
Symantec Corp. 0.750%, due 06/15/11	5,000,000	5,462,500

		10,563,750

Wireless Telecommunication Services - 0.3%
SBA Communications Corp. 4.000%, due 10/01/14(144A)(a)	4,500,000	5,928,750

Total Convertible Bonds (Cost $215,423,736)		226,524,924

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Common Stocks - 0.7%
Media - 0.7%
CCH I LLC	286,482	$9,955,250
Charter Communications, Inc. - Class A*(d)	67,104	2,331,864

		12,287,114

Paper & Forest Products - 0.0%
Indah Kiat Pulp and Paper Corp.*	1,867,500	344,392

Total Common Stocks (Cost $7,970,909)		12,631,506

Preferred Stocks - 0.2%
Diversified Financial Services - 0.2%
JPMorgan Chase & Co., Series 1 7.900%, due 12/31/49(e)	2,650,000	2,742,310

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Assoc. 8.250%, due 12/31/10*	136,300	149,930

Total Preferred Stocks (Cost $5,284,743)		2,892,240

Convertible Preferred Stocks - 3.0%
Commercial Banks - 0.4%
Wells Fargo & Co., Series L 7.500%, due 12/31/49	7,500	6,885,000

Diversified Financial Services - 1.3%
AMG Capital Trust I 5.100%, due 04/15/36	75,000	3,000,000
Bank of America Corp. 7.250%, due 12/31/49(d)	9,000	7,911,000
Citigroup, Inc. 7.500%, due 12/15/12*	40,600	4,236,204
Vale Capital, Ltd. 5.500%, due 06/15/10	160,725	8,719,331

		23,866,535

Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 6.750%, due 05/01/10	30,000	3,456,000

Oil, Gas & Consumable Fuels - 0.6%
El Paso Corp. 4.990%, due 12/31/49	5,500	4,975,575
Williams Holdings of Delaware, Inc. 5.500%, due 06/01/33	65,000	6,361,875

		11,337,450

Pharmaceuticals - 0.5%
Mylan, Inc. 6.500%, due 11/15/10	7,000	8,010,520

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Assoc. 0.000%, due 05/03/11*(h)	125,000	215,000

Total Convertible Preferred Stocks (Cost $56,136,224)		53,770,505

Security Description	Shares/Par Amount	Value

Warrant - 0.0%
Media - 0.0%
Charter Communications, Inc., expires 11/30/14 * (Cost - $69,555)	19,873	$124,206

Escrowed Shares - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Premier Entertainment Biloxi LLC 10.750%, due 02/01/12* (Cost - $0)	3,100,000	0

Short-Term Investments - 11.2%
Mutual Funds - 9.9%
State Street Navigator Securities Lending Prime Portfolio(i)	176,704,515	176,704,515

Repurchase Agreement - 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $23,302,013 on 01/04/10 collateralized by $22,855,000 Federal Home Loan Bank at 5.625% due 03/14/36 with a value of $23,769,200.	$23,302,000	23,302,000

Total Short-Term Investments (Cost $200,006,515)		200,006,515

Total Investments - 108.5% (Cost $1,914,527,809)		1,930,835,837

Other Assets and Liabilities (net) -(8.5)%		(151,583,412)

Net Assets - 100.0%		$1,779,252,425

*	Non-income producing security.
(a)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Security is in default and/or issuer is in bankruptcy.
(c)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(d)	All or a portion of security is on loan.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(h)	Zero coupon bond—Interest rate represents current yield to maturity.
(i)	Represents investment of collateral received from securities lending transactions.

Credit Composition as of December 31, 2009 (Unaudited)

Portfolio Composition by Credit Quality	Percent of Portfolio
AAA	0.4%
AA	0.5
A	5.9
BBB	16.3
BB	26.7
B	34.0
Below B	10.2
Equities/Other	6.0

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$1,434,885,941	$—	$1,434,885,941
Total Convertible Bonds*	—	226,524,924	—	226,524,924
Common Stocks
Media	2,331,864	—	9,955,250	12,287,114
Paper & Forest Products	—	344,392	—	344,392
Total Common Stocks	2,331,864	344,392	9,955,250	12,631,506
Preferred Stocks
Diversified Financial Services	—	2,742,310	—	2,742,310
Thrifts & Mortgage Finance	149,930	—	—	149,930
Total Preferred Stocks	149,930	2,742,310	—	2,892,240
Convertible Preferred Stocks
Commercial Banks	6,885,000	—	—	6,885,000
Diversified Financial Services	20,866,535	3,000,000	—	23,866,535
Metals & Mining	3,456,000	—	—	3,456,000
Oil, Gas & Consumable Fuels	—	11,337,450	—	11,337,450
Pharmaceuticals	8,010,520	—	—	8,010,520
Thrifts & Mortgage Finance	—	215,000	—	215,000
Total Convertible Preferred Stocks	39,218,055	14,552,450	—	53,770,505
Warrant
Media	124,206	—	—	124,206
Escrowed Shares
Hotels, Restaurants & Leisure	—	—	—	—
Short-Term Investments
Mutual Funds	176,704,515	—	—	176,704,515
Repurchase Agreement	—	23,302,000	—	23,302,000
Total Short-Term Investments	176,704,515	23,302,000	—	200,006,515
TOTAL INVESTMENTS	$218,528,570	$1,702,352,017	$9,955,250	$1,930,835,837

* See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Change in Unrealized Appreciation	Net Purchases	Balance as of December 31, 2009
Common Stock
Media	$—	$4,583,712	$5,371,538	$9,955,250
Total	$—	$4,583,712	$5,371,538	$9,955,250

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$1,907,533,837
Repurchase Agreement	23,302,000
Cash	184,630
Receivable for shares sold	447,029
Dividends receivable	217,248
Interest receivable	27,514,301

Total assets	1,959,199,045

Liabilities
Payables for:
Investments purchased	1,333,069
Shares redeemed	889,019
Collateral for securities loaned	176,704,515
Accrued Expenses:
Management fees	748,884
Distribution and service fees - Class B	156,114
Distribution and service fees - Class E	4,156
Administration fees	10,012
Custodian and accounting fees	10,481
Deferred trustees’ fees	7,518
Other expenses	82,852

Total liabilities	179,946,620

NET ASSETS	$1,779,252,425

Net Assets Represented by
Paid in surplus	$1,771,107,778
Accumulated net realized loss	(121,786,727)
Unrealized appreciation on investments	16,308,028
Undistributed net investment income	113,623,346

Net Assets	$1,779,252,425

Net Assets
Class A	$1,006,540,327

Class B	740,012,461

Class E	32,699,637

Capital Shares Outstanding
Class A	82,257,221

Class B	60,960,292

Class E	2,688,803

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.24

Class B	12.14

Class E	12.16

(a)	Identified cost of investments, excluding repurchase agreement, was $1,891,225,809.
(b)	Includes securities loaned at value of $173,083,087.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$3,120,963
Interest (b)	119,127,359

Total investment income	122,248,322

Expenses
Management fees	7,979,934
Administration fees	117,454
Custodian and accounting fees	138,005
Distribution and service fees—Class B	1,573,946
Distribution and service fees—Class E	42,311
Audit and tax services	33,751
Legal	46,668
Trustees’ fees and expenses	22,763
Shareholder reporting	252,822
Insurance	22,875
Miscellaneous	17,849

Total expenses	10,248,378

Net investment income	111,999,944

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(72,109,051)

Net change in unrealized appreciation on investments	456,133,780

Net realized and unrealized gain on investments	384,024,729

Net Increase in Net Assets from Operations	$496,024,673

(a)	Net of foreign withholding taxes of $(7,452).
(b)	Includes net income on securities loaned of $1,019,308.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$111,999,944	$127,792,347
Net realized loss on investments	(72,109,051)	(45,327,371)
Net change in unrealized increase (depreciation) on investments	456,133,780	(452,287,553)

Net increase (decrease) in net assets resulting from operations	496,024,673	(369,822,577)

Distributions to Shareholders
From net investment income
Class A	(81,693,514)	(52,521,018)
Class B	(45,231,315)	(29,999,174)
Class E	(2,080,126)	(1,390,456)
From net realized gains
Class A	—	(18,216,474)
Class B	—	(10,874,653)
Class E	—	(495,656)

Net decrease in net assets resulting from distributions	(129,004,955)	(113,497,431)

Capital Share Transactions
Proceeds from shares sold
Class A	186,704,841	204,129,107
Class B	108,743,058	53,163,124
Class E	6,793,788	3,988,003
Net asset value of shares issued through dividend reinvestment
Class A	81,693,514	70,737,492
Class B	45,231,315	40,873,827
Class E	2,080,126	1,886,112
Cost of shares repurchased
Class A	(404,225,483)	(272,772,724)
Class B	(99,160,551)	(183,377,768)
Class E	(6,713,297)	(11,759,639)

Net decrease in net assets from capital share transactions	(78,852,689)	(93,132,466)

Net Increase (Decrease) in Net Assets	288,167,029	(576,452,474)
Net assets at beginning of period	1,491,085,396	2,067,537,870

Net assets at end of period	$1,779,252,425	$1,491,085,396

Undistributed net investment income at end of period	$113,623,346	$129,004,845

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.72	$12.63	$12.51	$12.28	$12.63

Income (Loss) from Investment Operations:
Net investment income(a)	0.78	0.78	0.77	0.71	0.75
Net realized/unrealized gain (loss) on investments	2.61	(3.00)	0.07	0.39	(0.52)

Total from investment operations	3.39	(2.22)	0.84	1.10	0.23

Less Distributions
Dividends from net investment income	(0.87)	(0.51)	(0.70)	(0.87)	(0.58)
Distributions from net realized capital gains	—	(0.18)	(0.02)	—	—

Total distributions	(0.87)	(0.69)	(0.72)	(0.87)	(0.58)

Net Asset Value, End of Period	$12.24	$9.72	$12.63	$12.51	$12.28

Total Return	37.12%	(18.40)%	6.85%	9.35%	1.81%
Ratio of expenses to average net assets after reimbursement	0.55%	0.53%	0.53%	0.56%	0.56%
Ratio of expenses to average net assets before reimbursement and rebates	0.55%	0.53%	0.54%	N/A	N/A
Ratio of net investment income to average net assets	7.21%	6.84%	6.11%	5.85%	5.92%
Portfolio turnover rate	39.4%	24.8%	36.0%	36.7%	42.1%
Net assets, end of period (in millions)	$1,006.5	$933.7	$1,228.9	$1,059.0	$856.4

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.65	$12.54	$12.43	$12.19	$12.54

Income (Loss) from Investment Operations:
Net investment income(a)	0.74	0.75	0.73	0.67	0.71
Net realized/unrealized gain (loss) on investments	2.59	(2.97)	0.07	0.40	(0.52)

Total from investment operations	3.33	(2.22)	0.80	1.07	0.19

Less Distributions
Dividends from net investment income	(0.84)	(0.49)	(0.67)	(0.83)	(0.54)
Distributions from net realized capital gains	—	(0.18)	(0.02)	—	—

Total distributions	(0.84)	(0.67)	(0.69)	(0.83)	(0.54)

Net Asset Value, End of Period	$12.14	$9.65	$12.54	$12.43	$12.19

Total Return	36.77%	(18.60)%	6.55%	9.15%	1.49%
Ratio of expenses to average net assets after reimbursement	0.80%	0.78%	0.78%	0.81%	0.81%
Ratio of expenses to average net assets before reimbursement and rebates	0.80%	0.78%	0.78%	N/A	N/A
Ratio of net investment income to average net assets	6.93%	6.57%	5.85%	5.59%	5.65%
Portfolio turnover rate	39.4%	24.8%	36.0%	36.7%	42.1%
Net assets, end of period (in millions)	$740.0	$533.6	$800.6	$765.9	$704.5

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.67	$12.56	$12.44	$12.21	$12.57

Income (Loss) from Investment Operations
Net investment income(a)	0.76	0.76	0.74	0.69	0.72
Net realized/unrealized gain (loss) on investment	2.58	(2.97)	0.08	0.38	(0.52)

Total from investment operations	3.34	(2.21)	0.82	1.07	0.20

Less Distributions
Dividends from net investment income	(0.85)	(0.50)	(0.68)	(0.84)	(0.56)
Distributions from net realized capital gains	—	(0.18)	(0.02)	—	—

Total distributions	(0.85)	(0.68)	(0.70)	(0.84)	(0.56)

Net Asset Value, End of Period	$12.16	$9.67	$12.56	$12.44	$12.21

Total Return	36.87%	(18.52)%	6.73%	9.18%	1.60%
Ratio of expenses to average net assets after reimbursement	0.70%	0.68%	0.68%	0.71%	0.71%
Ratio of expenses to average net assets before reimbursements and rebates	0.70%	0.68%	0.68%	N/A	N/A
Ratio of net investment income to average net asset	7.03%	6.66%	5.95%	5.69%	5.76%
Portfolio turnover rate	39.4%	24.8%	36.0%	36.7%	42.1%
Net assets, end of period (in millions)	$32.7	$23.8	$37.8	$37.1	$35.1

N/A	Not Applicable
(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

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Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$7,979,934	0.60%	First $250 Million

	0.55%	$250 Million to $500 Million

	0.50%	$500 Million to $1 Billion

	0.45%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	96,011,280	17,694,827	8,518,615	(39,967,501)	(13,754,059)	82,257,221
12/31/2008	97,337,764	17,556,512	5,934,354	(24,817,350)	(1,326,484)	96,011,280

Class B

12/31/2009	55,314,081	10,243,026	4,746,203	(9,343,018)	5,646,211	60,960,292
12/31/2008	63,858,531	4,633,749	3,452,182	(16,630,381)	(8,544,450)	55,314,081

Class E

12/31/2009	2,461,864	637,423	218,042	(628,526)	226,939	2,688,803
12/31/2008	3,013,478	346,189	159,031	(1,056,834)	(551,614)	2,461,864

The Portfolio is authorized to issue an unlimited number of shares.

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Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$5,233,250	$599,087,792	$186,377,171	$456,443,577

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,917,402,927	$103,777,769	$(90,344,859)	$13,432,910

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$173,083,087	$176,704,515	$—	$176,704,515

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$129,004,955	$83,910,650	$—	$29,586,781	$129,004,955	$113,497,431

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Notes to Financial Statements—December 31, 2009—(Continued)

9. Income Tax Information - continued

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$117,070,489	$—	$13,432,910	$(122,351,234)	$8,152,165

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$41,997,878	$80,353,356	$122,351,234

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett Bond Debenture Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond Debenture Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

29

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

30

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

31

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lord Abbett Bond Debenture Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

32

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lord Abbett Bond Debenture Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the Merrill Lynch U.S. High Yield Master II Constrained Index, for the one- and five-year periods, and outperformed its benchmark for the three-year period ended August 31, 2009, and underperformed its blended benchmark, consisting of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index, for the one-year period, and outperformed its blended benchmark for the three- and five-year periods ended August 31, 2009. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds

33

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

(the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

34

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

35

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Met Investors Series Trust Lord Abbett Growth and Income Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Lord Abbett Growth and Income Portfolio had a return of 18.67% and 18.39% for Class A and B Shares, respectively, versus 19.69% and 26.46% for its benchmarks, the Russell 1000 Value Index1 and the S&P 500 Index2, respectively.

Market Environment / Conditions

After a difficult start to the year, the equity markets (as represented by the S&P 500 Index) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, all equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as represented by the Russell MidCap Index) generally outperformed large cap stocks (as represented by the Russell 1000 Index) and small cap stocks (as represented by the Russell 2000 Index). Growth stocks (as represented by the Russell 3000 Growth Index) generally outperformed value stocks (as represented by the Russell 3000 Value Index) for the fiscal year.

On the international side, foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends) outperformed domestic equity markets as represented by the S&P 500 Index for the 12-month period.

Portfolio Review / Current Positioning

An overweight within the underperforming financial services sector was the largest detractor from relative performance for the year. Financial stocks suffered relatively in the first quarter of the year but strengthened in the last three quarters. The Portfolio’s underweight position in Bank of America for the last three quarters of the year detracted, as the stock more than doubled during that recovery period.

Unfavorable stock selection within the producer durables sector also detracted from relative performance. Shares of General Electric declined because of its exposure to the financial services sector during the tumultuous first quarter. The company reported quarterly earnings that were below consensus expectations, it reduced its quarterly dividend and it suffered from a credit rating downgrade. We eliminated the position during this time.

A beneficial overweight and favorable stock selection within the robust consumer discretionary sector contributed relatively for the year. Hertz Global Holdings was one of the Portfolio’s strongest performers for the period, as shares of the car and equipment rental provider rose after investors began detecting early signs of a bottoming process in the overall economy. Hertz also benefited from reducing its fleet, which resulted in lower-than-expected expenses. Its second and third quarter earnings exceeded consensus expectations by a significant margin. Also, strong stock selection and an overweight position within the diversified retail area of the sector aided relative performance for the year. J. Crew Group, Kohl’s, and HSN were notable contributors.

Strong stock selection also was evident within the energy sector. Oilfield services company Schlumberger rebounded sharply from its price swoon in fourth quarter 2008, as reported earnings for the first two quarters of 2009 exceeded consensus expectations. Also within the sector, the Portfolio benefited from an underweight of Exxon Mobil, which underperformed both the sector and the index.

The Portfolio continues to be positioned for a cyclical recovery in the economy. Consumer discretionary is the Portfolio’s largest overweight sector relative to the benchmark, with a continuing concentration primarily in the diversified retail area. We took profits in select diversified retail and specialty retail holdings throughout the period, however, so the overweight is somewhat reduced from a year ago. Financial services is now the second largest overweight sector. Over the past year, however, the sector represented the Portfolio’s largest decline in active weight versus the benchmark index. As in the previous two quarters, we continued to reduce exposure here during the fourth quarter. Specifically, we trimmed or eliminated positions within the asset management & custodian, financial data & systems, and multi-line insurance industries.

The utilities sector remains the Portfolio’s largest underweight sector, as we believe individual stock valuations are relatively expensive and better opportunities exist elsewhere in the market. The producer durables sector is now moderately underweight, and we made relatively few changes during the most recent quarter.

The largest increase in active weight over the course of the year occurred within the energy sector. We increased exposure to existing holdings as well as initiated new positions within the integrated oils industry. We also initiated a position in a coal company. As a result, the energy sector moved from a significant underweight to a moderate overweight during the period. With economies around the world continuing to recover, the current high inventories of crude oil and other fuels should be cresting and pricing could firm as we move through 2010.

During the past quarter, we reduced the modest overweight in the healthcare sector by trimming positions in a biotechnology firm and a medical device manufacturer. The sector is now at a market weight in the Portfolio.

Eli M. Salzmann, Partner and Director

Lawrence D. Sachs, Partner and Portfolio Manager

Lord, Abbett & Co. LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed

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Lord Abbett Growth and Income Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary* (continued)

herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Wells Fargo & Co.	4.4%
JPMorgan Chase & Co.	4.3%
Exxon Mobil Corp.	3.9%
Delta Air Lines, Inc.	3.1%
Schlumberger, Ltd.	2.7%
Chevron Corp.	2.7%
Goldman Sachs Group, Inc. (The)	2.5%
Kroger Co. (The)	2.2%
Hertz Global Holdings, Inc.	2.2%
Bank of New York Mellon Corp.	2.1%

Top Sectors

Percent of Portfolio Market Value
Financials	26.1%
Energy	20.0%
Non-cyclical	15.6%
Cyclical	13.3%
Basic Materials	6.1%
Short-Term Investments	5.7%
Communications	5.5%
Industrials	4.6%
Technology	2.3%
Utilities	0.8%

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Lord Abbett Growth and Income Portfolio

Lord Abbett Growth and Income Portfolio managed by

Lord, Abbett & Co. LLC vs. Russell 1000 Value Index1 and S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year	Since Inception[4]
Lord Abbett Growth and Income Portfolio—Class A	18.67%	-7.65%	-0.73%	2.38%	—
Class B	18.39%	-7.87%	-0.98%	—	2.37%
Russell 1000 Value Index[1]	19.69%	-8.96%	-0.25%	2.47%	—
S&P 500 Index[2]	26.46%	-5.63%	0.42%	-0.95%	—

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

2The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4Inception of the Class A shares is 12/11/89. Inception of the Class B shares is 3/22/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Lord Abbett Growth and Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.55%	$1,000.00	$1,195.30	$3.04
Hypothetical	0.55%	1,000.00	1,022.43	2.80

Class B
Actual	0.80%	$1,000.00	$1,194.30	$4.42
Hypothetical	0.80%	1,000.00	1,021.17	4.08

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Lord Abbett Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.5%
Aerospace & Defense - 0.7%
Honeywell International, Inc.	223,200	$8,749,440
Raytheon Co.	108,800	5,605,376

		14,354,816

Air Freight & Logistics - 0.2%
FedEx Corp.	59,500	4,965,275

Airlines - 3.1%
Delta Air Lines, Inc.*	5,581,027	63,512,087

Automobiles - 1.6%
Ford Motor Co.*	3,277,500	32,775,000

Biotechnology - 1.1%
Amgen, Inc.*	419,393	23,725,062

Building Products - 0.1%
Masco Corp.(a)	94,491	1,304,921

Capital Markets - 8.3%
Bank of New York Mellon Corp.	1,557,974	43,576,533
Charles Schwab Corp. (The)	448,700	8,444,534
Franklin Resources, Inc.	211,828	22,316,080
Goldman Sachs Group, Inc. (The)	312,900	52,830,036
Legg Mason, Inc.(a)	83,424	2,516,068
Morgan Stanley	1,119,789	33,145,754
State Street Corp.	249,839	10,877,990

		173,706,995

Chemicals - 2.7%
Dow Chemical Co. (The)	824,724	22,787,124
Mosaic Co. (The)	350,100	20,911,473
Potash Corp. of Saskatchewan, Inc.	42,000	4,557,000
Praxair, Inc.	92,286	7,411,489

		55,667,086

Commercial Banks - 10.7%
BB&T Corp.	370,574	9,401,462
KeyCorp	1,778,900	9,872,895
M&T Bank Corp.(a)	219,273	14,667,171
PNC Financial Services Group, Inc.(a)	737,026	38,907,603
Regions Financial Corp.(a)	1,020,058	5,396,107
SunTrust Banks, Inc.(a)	1,831,642	37,164,016
Wells Fargo & Co.	3,384,959	91,360,044
Zions Bancorporation(a)	1,302,486	16,710,895

		223,480,193

Communications Equipment - 0.5%
Cisco Systems, Inc.*	441,680	10,573,819

Computers & Peripherals - 1.4%
EMC Corp.*	491,800	8,591,746
Hewlett-Packard Co.	377,830	19,462,023

		28,053,769

Security Description	Shares	Value

Consumer Finance - 0.1%
Capital One Financial Corp.	49,046	$1,880,424

Diversified Financial Services - 7.1%
Bank of America Corp.	2,613,233	39,355,289
Citigroup, Inc.	5,812,210	19,238,415
JPMorgan Chase & Co.	2,124,977	88,547,792

		147,141,496

Diversified Telecommunication Services - 2.8%
AT&T, Inc.	1,386,343	38,859,194
Verizon Communications, Inc.	607,000	20,109,910

		58,969,104

Electric Utilities - 0.2%
Southern Co.	118,629	3,952,718

Electrical Equipment - 0.6%
Emerson Electric Co.	273,900	11,668,140

Energy Equipment & Services - 4.7%
Halliburton Co.	1,016,399	30,583,446
Schlumberger, Ltd.	865,379	56,327,519
Smith International, Inc.	432,287	11,745,238

		98,656,203

Food & Staples Retailing - 2.5%
Kroger Co. (The)	2,251,132	46,215,740
Wal-Mart Stores, Inc.	104,868	5,605,195

		51,820,935

Food Products - 2.4%
Archer-Daniels-Midland Co.	1,104,142	34,570,686
Kraft Foods, Inc. - Class A	537,508	14,609,468

		49,180,154

Health Care Equipment & Supplies - 2.0%
Boston Scientific Corp.*	2,112,421	19,011,789
Covidien Plc	450,679	21,583,017

		40,594,806

Health Care Providers & Services - 1.6%
UnitedHealth Group, Inc.	1,073,720	32,726,986

Hotels, Restaurants & Leisure - 2.6%
Carnival Corp.*	456,606	14,469,844
Hyatt Hotels Corp. - Class A*	501,013	14,935,197
Marriott International, Inc. - Class A(a)	732,411	19,958,200
Starwood Hotels & Resorts Worldwide, Inc.(a)	156,345	5,717,537

		55,080,778

Household Durables - 0.5%
Pulte Homes, Inc.*(a)	1,133,543	11,335,430

Household Products - 0.3%
Colgate-Palmolive Co.	67,400	5,536,910

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Insurance - 0.2%
Principal Financial Group, Inc.	175,082	$4,208,971

Internet & Catalog Retail - 1.0%
HSN, Inc.*(a)	1,042,384	21,045,733

Machinery - 3.1%
Caterpillar, Inc.(a)	380,072	21,660,303
Eaton Corp.	635,914	40,456,849
Joy Global, Inc.	53,200	2,744,588

		64,861,740

Media - 2.3%
Comcast Corp. - Class A	962,354	16,225,288
Omnicom Group, Inc.	204,317	7,999,011
Time Warner Cable, Inc.	219,420	9,081,794
Time Warner, Inc.	298,000	8,683,720
Viacom, Inc. - Class B*	230,300	6,846,819

		48,836,632

Metals & Mining - 3.6%
Agnico-Eagle Mines, Ltd.	114,700	6,193,800
Barrick Gold Corp.	777,638	30,623,384
Cliffs Natural Resources, Inc.	296,926	13,685,319
Newmont Mining Corp.	275,421	13,030,168
United States Steel Corp.	213,190	11,751,033

		75,283,704

Multi-Utilities - 0.6%
PG&E Corp.	281,600	12,573,440

Multiline Retail - 3.2%
JC Penney Co., Inc.	384,936	10,243,147
Kohl’s Corp.*	292,009	15,748,045
Target Corp.	842,792	40,765,849

		66,757,041

Oil, Gas & Consumable Fuels - 15.8%
Apache Corp.	43,300	4,467,261
Arch Coal, Inc.(a)	427,513	9,512,164
Chevron Corp.	722,200	55,602,178
ConocoPhillips Co.	241,300	12,323,191
Devon Energy Corp.	192,800	14,170,800
El Paso Corp.	1,866,206	18,344,805
EOG Resources, Inc.	143,176	13,931,025
Exxon Mobil Corp.	1,193,623	81,393,152
Hess Corp.	209,499	12,674,689
Marathon Oil Corp.	698,521	21,807,826
Murphy Oil Corp.	135,248	7,330,441
Occidental Petroleum Corp.	241,271	19,627,396
Petroleo Brasileiro S.A. (ADR)	324,900	15,491,232
Southwestern Energy Co.*	48,400	2,332,880
Suncor Energy, Inc.	499,815	17,648,468

Security Description	Shares	Value

Oil, Gas & Consumable Fuels - continued
XTO Energy, Inc.	473,375	$22,026,139

		328,683,647

Pharmaceuticals - 4.3%
Abbott Laboratories	513,335	27,714,957
Johnson & Johnson	235,959	15,198,119
Merck & Co., Inc.	426,159	15,571,850
Teva Pharmaceutical Industries, Ltd. (ADR)	533,296	29,960,569

		88,445,495

Real Estate Investment Trusts (REITs) - 0.1%
Annaly Capital Management, Inc.	138,200	2,397,770

Road & Rail - 2.2%
Hertz Global Holdings, Inc.*(a)	3,849,059	45,880,783

Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp.	589,400	12,023,760

Software - 0.4%
Adobe Systems, Inc.*	241,780	8,892,668

Specialty Retail - 1.2%
Best Buy Co., Inc.	151,464	5,976,769
Home Depot, Inc. (The)	214,905	6,217,202
J. Crew Group, Inc.*(a)	305,748	13,679,166

		25,873,137

Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. - Class B(a)	17,300	1,143,011

Total Common Stocks (Cost $1,718,997,665)		2,007,570,639

Convertible Preferred Stock - 0.2%
Diversified Financial Services - 0.2%
Bank of America Corp. 10.000%, due 12/31/49*(b) (Cost - $5,008,500)	333,900	4,981,788

Short-Term Investments - 5.9%
Mutual Funds - 1.6%
State Street Navigator Securities Lending Prime Portfolio(c)	32,285,869	32,285,869

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - 4.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $10,185,177 on 01/04/10 collateralized by $9,575,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $10,388,875.	$10,185,172	$10,185,172

Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $79,777,873 on 01/04/10 collateralized by $79,490,000 Federal Home Loan Mortgage Corp. at 4.720% due 01/22/18 with a value of $81,377,888	79,777,828	79,777,828

Total Short-Term Investments (Cost $122,248,869)		122,248,869

Total Investments - 102.6% (Cost $1,846,255,034)		2,134,801,296

Other Assets and Liabilities (net) - (2.6)%		(53,551,033)

Net Assets - 100.0%		$2,081,250,263

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(c)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks *	$2,007,570,639	$—	$—	$2,007,570,639
Total Convertible Preferred Stock *	4,981,788	—	—	4,981,788
Short-Term Investments
Mutual Funds	32,285,869	—	—	32,285,869
Repurchase Agreements	—	89,963,000	—	89,963,000
Total Short-Term Investments	32,285,869	89,963,000	—	122,248,869
TOTAL INVESTMENTS	$2,044,838,296	$89,963,000	$—	$2,134,801,296

*	See Portfolio of Investments for additional detailed categorizations.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Realized Gain	Change in Unrealized Depreciation	Net Sales	Balance as of December 31, 2009
Escrowed Shares
Computers & peripherals	$10	$2,572	$(10)	$(2,572)	$—
Total	$10	$2,572	$(10)	$(2,572)	$—

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$2,044,838,296
Repurchase Agreements	89,963,000
Cash	501
Receivable for investments sold	6,235,747
Receivable for shares sold	529,069
Dividends receivable	1,424,907
Interest receivable	12

Total assets	2,142,991,532

Liabilities
Payables for:
Investments purchased	26,926,534
Shares redeemed	1,278,129
Collateral for securities loaned	32,285,869
Accrued Expenses:
Management fees	927,532
Distribution and service fees - Class B	199,010
Administration fees	11,032
Custodian and accounting fees	12,394
Deferred trustees’ fees	7,518
Other expenses	93,251

Total liabilities	61,741,269

Net Assets	$2,081,250,263

Net Assets Represented by
Paid in surplus	$2,925,636,312
Accumulated net realized loss	(1,157,283,141)
Unrealized appreciation on investments	288,546,262
Undistributed net investment income	24,350,830

Net Assets	$2,081,250,263

Net Assets
Class A	$1,140,827,964

Class B	940,422,299

Capital Shares Outstanding
Class A	60,129,778

Class B	49,834,818

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.97

Class B	18.87

(a) Identified cost of investments, excluding repurchase agreements, was $1,756,292,034
(b) Includes securities loaned at value of $31,460,333.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$36,584,167
Interest (b)	1,108,352

Total investment income	37,692,519

Expenses
Management fees	10,605,961
Administration fees	148,673
Custodian and accounting fees	155,052
Distribution and service fees - Class B	2,089,624
Audit and tax services	31,006
Legal	37,189
Trustees’ fees and expenses	22,763
Shareholder reporting	189,047
Insurance	32,554
Miscellaneous	29,381

Total expenses	13,341,250
Less broker commission recapture	(147,483)

Net expenses	13,193,767

Net investment income	24,498,752

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(729,812,731)
Futures contracts	2,688,227
Foreign currency transactions	(388)

Net realized loss on investments, futures contracts and foreign currency transactions	(727,124,892)

Net change in unrealized appreciation on investments	1,005,067,760

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	277,942,868

Net Increase in Net Assets from Operations	$302,441,620

(a) Net of foreign withholding taxes of $139,622.
(b) Includes net income on securities loaned of $1,098,503.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$24,498,752	$59,740,322
Net realized loss on investments, futures contracts and foreign currency transactions	(727,124,892)	(415,227,030)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,005,067,760	(1,063,888,315)

Net increase (decrease) in net assets resulting from operations	302,441,620	(1,419,375,023)

Distributions to Shareholders
From net investment income
Class A	(41,222,236)	(40,145,410)
Class B	(18,320,336)	(18,537,842)
From net realized gains
Class A	—	(227,243,760)
Class B	—	(127,938,585)

Net decrease in net assets resulting from distributions	(59,542,572)	(413,865,597)

Capital Share Transactions
Proceeds from shares sold
Class A	166,894,917	270,959,603
Class B	78,064,264	82,749,396
Net asset value of shares issued through dividend reinvestment
Class A	41,222,236	267,389,170
Class B	18,320,336	146,476,427
Cost of shares repurchased
Class A	(724,583,798)	(433,021,085)
Class B	(125,728,097)	(272,677,920)

Net increase (decrease) in net assets from capital share transactions	(545,810,142)	61,875,591

Net Decrease in Net Assets	(302,911,094)	(1,771,365,029)
Net assets at beginning of period	2,384,161,357	4,155,526,386

Net assets at end of period	$2,081,250,263	$2,384,161,357

Undistributed net investment income at end of period	$24,350,830	$59,542,521

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.44	$28.89	$29.36	$27.59	$27.44

Income (Loss) from Investment Operations
Net investment income(a)	0.22	0.43	0.45	0.46	0.40
Net realized/unrealized gain (loss) on investments	2.73	(9.93)	0.73	4.22	0.61

Total from investment operations	2.95	(9.50)	1.18	4.68	1.01

Less Distributions
Dividends from net investment income	(0.42)	(0.44)	(0.31)	(0.54)	(0.31)
Distributions from net realized capital gains	—	(2.51)	(1.34)	(2.37)	(0.55)

Total distributions	(0.42)	(2.95)	(1.65)	(2.91)	(0.86)

Net Asset Value, End of Period	$18.97	$16.44	$28.89	$29.36	$27.59

Total Return	18.67%	(36.19)%	4.01%	18.03%	3.68%
Ratio of expenses to average net assets after reimbursement	0.56%	0.52%	0.51%	0.54%	0.53%
Ratio of expenses to average net assets before reimbursement and rebates	0.56%	0.53%	0.52%	0.54%	0.55	%(b)
Ratio of net investment income to average net assets	1.38%	1.92%	1.55%	1.64%	1.46%
Portfolio turnover rate	83.5%	112.2%	84.1%	50.2%	45.9%
Net assets, end of period (in millions)	$1,140.8	$1,546.8	$2,608.8	$2,172.1	$1,985.7

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.33	$28.69	$29.20	$27.43	$27.27

Income (Loss) from Investment Operations
Net investment income(a)	0.16	0.37	0.38	0.39	0.33
Net realized/unrealized gain (loss) on investments	2.74	(9.86)	0.71	4.20	0.61

Total from investment operations	2.90	(9.49)	1.09	4.59	0.94

Less Distributions
Dividends from net investment income	(0.36)	(0.36)	(0.26)	(0.45)	(0.23)
Distributions from net realized capital gains	—	(2.51)	(1.34)	(2.37)	(0.55)

Total distributions	(0.36)	(2.87)	(1.60)	(2.82)	(0.78)

Net Asset Value, End of Period	$18.87	$16.33	$28.69	$29.20	$27.43

Total Return	18.39%	(36.33)%	3.72%	17.78%	3.39%
Ratio of expenses to average net assets after reimbursement	0.81%	0.77%	0.76%	0.79%	0.78%
Ratio of expenses to average net assets before reimbursement and rebates	0.81%	0.78%	0.77%	0.79%	0.80	%(b)
Ratio of net investment income to average net assets	1.00%	1.66%	1.31%	1.40%	1.21%
Portfolio turnover rate	83.5%	112.2%	84.1%	50.2%	45.9%
Net assets, end of period (in millions)	$940.4	$837.4	$1,546.7	$1,596.5	$1,130.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Growth and Income Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

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MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$10,605,961	0.60%	First $600 Million

	0.55%	$600 Million to $1.1 Billion

	0.50%	$1.1 Billion to $1.5 Billion

	0.45%	Over $1.5 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	94,070,600	11,183,995	2,811,885	(47,936,702)	(33,940,822)	60,129,778
12/31/2008	90,304,055	12,128,658	10,972,063	(19,334,176)	3,766,545	94,070,600

Class B

12/31/2009	51,276,515	5,006,990	1,253,958	(7,702,645)	(1,441,697)	49,834,818
12/31/2008	53,902,169	3,791,674	6,040,265	(12,457,593)	(2,625,654)	51,276,515

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$1,578,764,242	$—	$1,939,113,607

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$2,004,050,881	$329,925,893	$(199,175,478)	$130,750,415

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period April 27 - May 4, 2009, the Portfolio had 8,928 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $2,688,227 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

15

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$31,460,333	$32,285,869	$—	$32,285,869

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$59,542,572	$64,315,525	$—	$349,550,072	$59,542,572	$413,865,597

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$24,358,348	$—	$130,750,415	$(999,487,294)	$(844,378,531)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2010	Expiring 12/31/2016	Expiring 12/31/2017	Total

$9,173,099*	$306,752,150	$683,562,045	$999,487,294

* The Portfolio acquired capital losses in the merger with J.P. Morgan Enhanced Index Portfolio on April 28, 2003.

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MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

17

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett Growth and Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lord Abbett Growth and Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

22

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lord Abbett Growth and Income Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period and slightly underperformed the median of its Performance Universe for the three- and five-year periods ended July 31, 2009. The Board also noted that the Portfolio outperformed its Lipper Index for the one- and five-year periods and underperformed its Lipper Index for the three-year period ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance, including actions taken by the Sub-Adviser to improve performance. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds

23

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

(the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Growth and Income Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Lord Abbett Growth and Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

24

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Lord Abbett Mid Cap Value Portfolio had a return of 26.86% and 26.53% for Class A and B Shares, respectively, versus 34.21%, 33.73% and 40.48%, for its benchmarks, the Russell Midcap Value Index1, the S&P MidCap 400/Citigroup Value Index2 and the Russell Midcap Index3, respectively.

Market Environment / Conditions

After a difficult start to the year, the equity markets (as represented by the S&P 500 Index6) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, all equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as represented by the Russell MidCap Index) generally outperformed large cap stocks (as represented by the Russell 1000 Index) and small cap stocks (as represented by the Russell 2000 Index). Growth stocks (as represented by the Russell 3000 Growth Index) generally outperformed value stocks (as represented by the Russell 3000 Value Index) for the fiscal year.

On the international side, foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends) outperformed domestic equity markets as represented by the S&P 500 Index for the 12-month period.

Portfolio Review / Current Positioning

The largest detractor from performance relative to the Portfolio’s benchmark, the Russell Midcap Value Index, during the year was stock selection within the financial services sector. Shares of Fifth Third Bancorp tumbled in the beginning of the year amid worries of bank failures and calls to significantly raise cash levels. Relative performance was also negatively impacted by stock selection within the technology sector. In the first quarter, ADC Telecommunication, a telecom equipment supplier, fell sharply after the announcement of a larger than expected loss, largely driven by a reduction in capital spending by its largest customers during this tough economic period. Stock selection within the materials and processing sector also hampered relative performance. Shares of food packaging manufacturer Pactiv dropped sharply as the company had to make a sizable contribution to shore up its significantly underfunded pension plan.

Conversely, the Portfolio’s relative underweight within financial services was the largest contributor to performance during the year. While this sector did recover some of its losses from the beginning of the year, its relative performance lagged for the year overall. The Portfolio’s relative underweight within the utilities sector was also a significant contributor. This stable sector posted strong absolute gains, but was the second weakest overall compared to other sectors. The largest individual contributor within the Portfolio was the generic drug manufacturer Mylan Labs. Shares rose throughout the year based on positive earnings reports and the company’s positive outlook.

The Portfolio remains overweight within cyclical sectors, such as producer durables and technology, although the relative weightings have been reduced as we took profits from successful investments. We also trimmed exposure to a few larger cap financial services firms that either no longer met our investment criteria or where risk/reward profiles were becoming less attractive. We redeployed those assets into better investment opportunities, such as select healthcare opportunities, where the Portfolio has a significant overweight. We believe the impact of healthcare reform legislation will be less severe than most analysts have estimated and many companies within the sector, such as the managed care industry, are significantly undervalued. We continue to invest in high-quality companies that have the ability to emerge from the downturn in a stronger competitive position.

6 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Robert P. Fetch, CFA,

Partner and Director

Jeff Diamond, CFA

Portfolio Manager

Lord, Abbett & Co. LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may

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Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary* (continued)

not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Lazard, Ltd. - Class A	2.1%
Warner Chilcott Plc - Class A	2.0%
AmerisourceBergen Corp.	2.0%
Kansas City Southern	1.8%
CenturyTel, Inc.	1.8%
Patterson Cos., Inc.	1.7%
EQT Corp.	1.7%
Interpublic Group Cos., Inc.	1.7%
Eaton Corp.	1.7%
City National Corp.	1.7%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	17.4%
Financials	14.6%
Industrials	13.5%
Short-Term Investments	12.1%
Energy	11.1%
Cyclical	10.1%
Technology	8.9%
Communications	6.1%
Basic Materials	4.3%
Utilities	1.9%

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Lord Abbett Mid Cap Value Portfolio managed by

Lord, Abbett & Co. LLC vs. Russell Midcap Value Index1

S&P MidCap 400/Citigroup Value Index2 and Russell Midcap Index3

	Average Annual Return[4] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year	Since Inception[5]
Lord Abbett Mid Cap Value Portfolio—Class A	26.86%	-7.74%	-0.89%	8.48%	—
Class B	26.53%	-7.97%	-1.13%	—	4.67%
Russell Midcap Value Index[1]	34.21%	-6.62%	1.98%	7.58%	—
S&P MidCap 400/Citigroup Value Index[2]	33.73%	-3.67%	2.57%	6.92%	—
Russell Midcap Index[3]	40.48%	-4.59%	2.43%	4.98%	—

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap® companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

2 The S&P MidCap 400/Citigroup Value Index uses a multi-factor methodology to calculate value in separate dimensions. Style scores are calculated taking standardized measures of 4 value factors for each constituent. Combined, the growth and value indices are exhaustive, containing the full market capitalization of the S&P MidCap 400.

3 The Russell Midcap Index is an unmanaged index which measures the performances of the 800 smallest companies in the Russell 1000 Index.

4“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

5Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.74%	$1,000.00	$1,257.60	$4.21
Hypothetical	0.74%	1,000.00	1,021.48	3.77

Class B
Actual	0.99%	$1,000.00	$1,256.40	$5.69
Hypothetical	0.99%	1,000.00	1,020.16	5.09

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.8%
Aerospace & Defense - 1.3%
Curtiss-Wright Corp.	37,400	$1,171,368
ITT Corp.	67,400	3,352,476

		4,523,844

Auto Components - 1.6%
Autoliv, Inc.(a)	19,700	854,192
WABCO Holdings, Inc.	187,200	4,827,888

		5,682,080

Biotechnology - 0.5%
Onyx Pharmaceuticals, Inc.*	56,155	1,647,588

Building Products - 0.3%
Simpson Manufacturing Co., Inc.	34,100	916,949

Capital Markets - 2.9%
Lazard, Ltd. - Class A	187,400	7,115,578
Raymond James Financial, Inc.(a)	75,600	1,797,012
State Street Corp.	26,300	1,145,102

		10,057,692

Chemicals - 0.9%
Celanese Corp., Series A	52,400	1,682,040
Olin Corp.	77,600	1,359,552

		3,041,592

Commercial & Professional Services - 0.7%
Republic Services, Inc.	88,286	2,499,377

Commercial Banks - 7.7%
City National Corp.(a)	127,600	5,818,560
Comerica, Inc.	147,300	4,355,661
Commerce Bancshares, Inc.	66,150	2,561,328
Cullen/Frost Bankers, Inc.(a)	75,200	3,760,000
FirstMerit Corp.	25,800	519,612
KeyCorp	553,600	3,072,480
M&T Bank Corp.(a)	73,843	4,939,358
SunTrust Banks, Inc.(a)	77,500	1,572,475

		26,599,474

Communications Equipment - 0.4%
Tellabs, Inc.*	243,498	1,383,069

Computers & Peripherals - 1.5%
Diebold, Inc.	108,300	3,081,135
QLogic Corp.*	112,400	2,120,988

		5,202,123

Construction & Engineering - 0.7%
Jacobs Engineering Group, Inc.*	65,900	2,478,499

Containers & Packaging - 1.1%
Ball Corp.	72,222	3,733,877

Diversified Consumer Services - 0.8%
H&R Block, Inc.	123,400	2,791,308

Security Description	Shares	Value

Diversified Telecommunication Services - 1.8%
CenturyTel, Inc.	169,357	$6,132,417

Electric Utilities - 0.5%
Northeast Utilities	70,958	1,830,007

Electrical Equipment - 1.5%
AMETEK, Inc.	73,200	2,799,168
Roper Industries, Inc.	47,800	2,503,286

		5,302,454

Electronic Equipment, Instruments & Components - 0.8%
Trimble Navigation, Ltd.*(a)	105,700	2,663,640

Energy Equipment & Services - 4.1%
Halliburton Co.	163,829	4,929,615
Helmerich & Payne, Inc.(a)	43,800	1,746,744
Nabors Industries, Ltd.*	41,200	901,868
Smith International, Inc.	88,100	2,393,677
Superior Energy Services, Inc.*	166,952	4,055,264

		14,027,168

Food Products - 1.3%
J.M. Smucker Co. (The)	70,700	4,365,725

Gas Utilities - 2.6%
EQT Corp.	134,300	5,898,456
Piedmont Natural Gas Co., Inc.(a)	58,700	1,570,225
Questar Corp.	32,600	1,355,182

		8,823,863

Health Care Equipment & Supplies - 3.6%
Cooper Cos., Inc. (The)(a)	77,100	2,939,052
DENTSPLY International, Inc.	43,800	1,540,446
Kinetic Concepts, Inc.*(a)	54,500	2,051,925
Varian Medical Systems, Inc.*	78,200	3,663,670
Zimmer Holdings, Inc.*	37,500	2,216,625

		12,411,718

Health Care Providers & Services - 8.6%
AmerisourceBergen Corp.	264,300	6,890,301
CIGNA Corp.	79,700	2,811,019
DaVita, Inc.*	81,900	4,810,806
HEALTHSOUTH Corp.*(a)	134,082	2,516,719
Humana, Inc.*	39,600	1,738,044
McKesson Corp.	80,300	5,018,750
Patterson Cos., Inc.*(a)	212,000	5,931,760

		29,717,399

Hotels, Restaurants & Leisure - 3.8%
Hyatt Hotels Corp.-Class A*(a)	59,000	1,758,790
International Game Technology	86,700	1,627,359
Marriott International, Inc.-Class A(a)	161,607	4,403,791
Starwood Hotels & Resorts Worldwide, Inc.(a)	113,400	4,147,038
Wynn Resorts, Ltd.(a)	22,100	1,286,883

		13,223,861

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Household Durables - 1.0%
Fortune Brands, Inc.	79,200	$3,421,440

Industrial Conglomerates - 1.2%
Tyco International, Ltd.	120,600	4,303,008

Insurance - 3.2%
ACE, Ltd.	45,388	2,287,555
Aon Corp.	43,000	1,648,620
Markel Corp.*(a)	7,000	2,380,000
PartnerRe, Ltd.	65,470	4,887,990

		11,204,165

Internet & Catalog Retail - 0.8%
NutriSystem, Inc.(a)	91,300	2,845,821

IT Services - 0.9%
VeriFone Holdings, Inc.*(a)	181,500	2,972,970

Machinery - 4.7%
Eaton Corp.	91,700	5,833,954
Kennametal, Inc.	105,300	2,729,376
Parker Hannifin Corp.	65,300	3,518,364
Pentair, Inc.	32,600	1,052,980
SPX Corp.	55,900	3,057,730

		16,192,404

Marine - 0.3%
Kirby Corp.*(a)	28,618	996,765

Media - 3.1%
Interpublic Group Cos., Inc.*	790,580	5,834,480
Omnicom Group, Inc.	127,300	4,983,795

		10,818,275

Metals & Mining - 3.9%
Agnico-Eagle Mines, Ltd.(a)	50,500	2,727,000
Reliance Steel & Aluminum Co.	129,100	5,579,702
Steel Dynamics, Inc.	112,800	1,998,816
United States Steel Corp.(a)	54,200	2,987,504

		13,293,022

Multi-Utilities - 1.1%
CMS Energy Corp.(a)	250,076	3,916,190

Multiline Retail - 2.2%
Big Lots, Inc.*	104,700	3,034,206
Family Dollar Stores, Inc.	79,400	2,209,702
Nordstrom, Inc.	60,500	2,273,590

		7,517,498

Oil, Gas & Consumable Fuels - 6.1%
Cabot Oil & Gas Corp.	104,300	4,546,437
El Paso Corp.	275,300	2,706,199
EOG Resources, Inc.	15,738	1,531,307
Goodrich Petroleum Corp.*(a)	93,600	2,279,160
Noble Energy, Inc.	51,900	3,696,318
Range Resources Corp.	28,100	1,400,785
Williams Cos., Inc. (The)	231,500	4,880,020

		21,040,226

Security Description	Shares	Value

Pharmaceuticals - 4.3%
Mylan, Inc.*(a)	284,109	$5,236,129
Warner Chilcott Plc-Class A*	244,700	6,966,609
Watson Pharmaceuticals, Inc.*	62,300	2,467,703

		14,670,441

Real Estate Investment Trusts (REITs) - 0.9%
Alexandria Real Estate Equities, Inc.(a)	46,300	2,976,627

Road & Rail - 1.8%
Kansas City Southern*(a)	190,400	6,338,416

Semiconductors & Semiconductor Equipment - 2.2%
Micron Technology, Inc.*(a)	391,200	4,131,072
Xilinx, Inc.	135,500	3,395,630

		7,526,702

Software - 5.8%
Adobe Systems, Inc.*	134,989	4,964,895
Autodesk, Inc.*	172,128	4,373,773
CA, Inc.	130,000	2,919,800
Intuit, Inc.*	164,400	5,048,724
Jack Henry & Associates, Inc.	39,900	922,488
McAfee, Inc.*	43,851	1,779,035

		20,008,715

Specialty Retail - 3.0%
American Eagle Outfitters, Inc.	232,600	3,949,548
Children’s Place Retail Stores, Inc. (The)*(a)	63,400	2,092,834
Guess?, Inc.	19,500	824,850
PetSmart, Inc.	106,800	2,850,492
Pier 1 Imports, Inc.*	137,600	700,384

		10,418,108

Textiles, Apparel & Luxury Goods - 0.3%
Fossil, Inc.*	32,400	1,087,344

Thrifts & Mortgage Finance - 0.5%
Washington Federal, Inc.	97,400	1,883,716

Trading Companies & Distributors - 0.5%
GATX Corp.	51,400	1,477,750
W.W. Grainger, Inc.(a)	4,003	387,611

		1,865,361

Total Common Stocks (Cost $280,134,137)		334,352,938

Short-Term Investments - 13.3%
Mutual Funds - 10.2%
State Street Navigator Securities Lending Prime Portfolio (b)	35,054,359	35,054,359

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreement - 3.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $10,874,006 on 01/04/10 collateralized by $10,835,000 Federal National Mortgage Association at 4.720% due 01/22/18 with a value of $11,092,331	$10,874,000	$10,874,000

Total Short-Term Investments (Cost $45,928,359)		45,928,359

Total Investments - 110.1% (Cost $326,062,496)		380,281,297

Other Assets and Liabilities (net) - (10.1)%		(34,973,318)

Net Assets - 100.0%		$345,307,979

*	Non-income producing security.
(a)	All or portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$334,352,938	$—	$—	$334,352,938
Short-Term Investments
Mutual Funds	35,054,359	—	—	35,054,359
Repurchase Agreement	—	10,874,000	—	10,874,000
Total Short-Term Investments	35,054,359	10,874,000	—	45,928,359
TOTAL INVESTMENTS	$369,407,297	$10,874,000	$—	$380,281,297

*	See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$369,407,297
Repurchase Agreement	10,874,000
Cash	486
Receivable for investments sold	2,226,823
Receivable for shares sold	93,445
Dividends receivable	250,379

Total assets	382,852,430

Liabilities
Payables for:
Investments purchased	1,894,561
Shares redeemed	301,101
Collateral for securities loaned	35,054,359
Accrued Expenses:
Management fees	195,994
Distribution and service fees - Class B	64,061
Administration fees	2,177
Custodian and accounting fees	4,681
Deferred trustees’ fees	7,518
Other expenses	19,999

Total liabilities	37,544,451

Net Assets	$345,307,979

Net Assets Represented by
Paid in surplus	$483,335,711
Accumulated net realized loss	(194,423,166)
Unrealized appreciation on investments	54,218,801
Undistributed net investment income	2,176,633

Net Assets	$345,307,979

Net Assets
Class A	$38,241,803

Class B	307,066,176

Capital Shares Outstanding
Class A	2,978,033

Class B	24,199,497

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.84

Class B	12.69

(a)	Identified cost of investments, excluding repurchase agreement, was $315,188,496.
(b)	Includes securities loaned at value of $34,267,421.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends	$4,739,977
Interest (a)	296,763

Total investment income	5,036,740

Expenses
Management fees	1,959,839
Administration fees	24,260
Custodian and accounting fees	45,204
Distribution and service fees - Class B	628,196
Audit and tax services	30,628
Legal	38,101
Trustees’ fees and expenses	22,763
Shareholder reporting	28,652
Insurance	4,681
Miscellaneous	10,344

Total expenses	2,792,668
Less broker commission recapture	(34,912)

Net expenses	2,757,756

Net investment income	2,278,984

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(141,779,487)

Net change in unrealized appreciation on investments	212,261,602

Net realized and unrealized gain on investments	70,482,115

Net Increase in Net Assets from Operations	$72,761,099

(a)	Includes net income on securities loaned of $295,471.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,278,984	$6,098,028
Net realized loss on investments	(141,779,487)	(52,077,612)
Net change in unrealized appreciation (depreciation) on investments	212,261,602	(135,746,347)

Net increase (decrease) in net assets resulting from operations	72,761,099	(181,725,931)

Distributions to Shareholders
From net investment income
Class A	(876,126)	(463,642)
Class B	(5,213,906)	(1,876,177)
From net realized gains
Class A	—	(8,667,429)
Class B	—	(49,697,782)

Net decrease in net assets resulting from distributions	(6,090,032)	(60,705,030)

Capital Share Transactions
Proceeds from shares sold
Class A	857,577	1,004,304
Class B	57,648,109	50,978,334
Net asset value of shares issued through dividend reinvestment
Class A	876,126	9,131,071
Class B	5,213,906	51,573,959
Cost of shares repurchased
Class A	(7,747,000)	(14,887,895)
Class B	(43,429,084)	(90,066,641)

Net increase in net assets from capital share transactions	13,419,634	7,733,132

Net Increase (Decrease) in Net Assets	80,090,701	(234,697,829)
Net assets at beginning of period	265,217,278	499,915,107

Net assets at end of period	$345,307,979	$265,217,278

Undistributed net investment income at end of period	$2,176,633	$6,090,025

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.40	$19.70	$22.79	$22.47	$21.64

Income (Loss) from Investment Operations
Net investment income(a)	0.11	0.26	0.16	0.17	0.19
Net realized/unrealized gain (loss) on investments	2.60	(7.04)	0.33	2.44	1.60

Total from investment operations	2.71	(6.78)	0.49	2.61	1.79

Less Distributions
Dividends from net investment income	(0.27)	(0.13)	(0.24)	(0.17)	(0.13)
Distributions from net realized capital gains	—	(2.39)	(3.34)	(2.12)	(0.83)

Total distributions	(0.27)	(2.52)	(3.58)	(2.29)	(0.96)

Net Asset Value, End of Period	$12.84	$10.40	$19.70	$22.79	$22.47

Total Return	26.86%	(38.66)%	0.90%	12.49%	8.28%
Ratio of expenses to average net assets after reimbursements	0.76%	0.75%	0.73%	0.77%	0.76%
Ratio of expenses to average net assets before reimbursement and rebates	0.76%	0.75%	0.75%	0.78%	0.76%
Ratio of net investment income to average net assets	1.04%	1.78%	0.74%	0.80%	0.86%
Portfolio turnover rate	112.7%	30.2%	38.4%	27.8%	26.2%
Net assets, end of period (in millions)	$38.2	$36.9	$77.1	$96.8	$113.3

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.27	$19.48	$22.56	$22.28	$21.48

Income (Loss) from Investment Operations
Net investment income(a)	0.08	0.22	0.11	0.12	0.14
Net realized/unrealized gain (loss) on investments	2.57	(6.95)	0.31	2.40	1.59

Total from investment operations	2.65	(6.73)	0.42	2.52	1.73

Less Distributions
Dividends from net investment income	(0.23)	(0.09)	(0.16)	(0.12)	(0.10)
Distributions from net realized capital gains	—	(2.39)	(3.34)	(2.12)	(0.83)

Total distributions	(0.23)	(2.48)	(3.50)	(2.24)	(0.93)

Net Asset Value, End of Period	$12.69	$10.27	$19.48	$22.56	$22.28

Total Return	26.53%	(38.77)%	0.60%	12.18%	8.05%
Ratio of expenses to average net assets after reimbursements	1.01%	1.00%	0.98%	1.02%	1.01%
Ratio of expenses to average net assets before reimbursement and rebates	1.01%	1.00%	1.01%	1.03%	1.02%
Ratio of net investment income to average net assets	0.76%	1.56%	0.53%	0.56%	0.62%
Portfolio turnover rate	112.7%	30.2%	38.4%	27.8%	26.2%
Net assets, end of period (in millions)	$307.1	$228.3	$422.8	$266.4	$229.0

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,959,839	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.625%	Over $500 Million

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	3,550,468	81,998	90,415	(744,848)	(572,435)	2,978,033
12/31/2008	3,914,840	79,328	586,830	(1,030,530)	(364,372)	3,550,468

Class B

12/31/2009	22,239,675	5,535,127	543,681	(4,118,986)	1,959,822	24,199,497
12/31/2008	21,700,789	3,792,062	3,351,134	(6,604,310)	538,886	22,239,675

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$—	$315,330,747	$—	$307,411,711

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$327,944,063	$59,231,241	$(6,894,007)	$52,337,234

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$34,267,421	$35,054,359	$43,951	$35,098,310

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$6,090,032	$13,402,339	$—	$47,302,691	$6,090,032	$60,705,030

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$2,184,149	$—	$52,337,234	$(192,541,599)	$(138,020,216)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$50,589,228	$141,952,371	$192,541,599

15

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

16

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Lord Abbett Mid Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lord Abbett Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

21

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lord Abbett Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-year period and underperformed the benchmark for the three- and five-year periods ended August 31, 2009, and underperformed its blended benchmark, the S&P Midcap 400/Citigroup Value Index, for the one-, three- and five-year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance, including its more recent improved performance, and the Adviser’s continued close monitoring of the Portfolio. The Board also noted the Portfolio’s portfolio manager change effective July 2008, and determined to monitor the Portfolio’s performance over a longer performance period. The Board concluded that appropriate action is being taken to address the Portfolio’s performance.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The

22

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group and the Sub-advised Expense Universe and equal to the median of the Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

23

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Lord Abbett Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust Met/AIM Small Cap Growth Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Met/AIM Small Cap Growth Portfolio had a return of 34.21%, 33.82% and 33.94% for Class A, B and E Shares, respectively, versus 34.47% and 27.17% for its benchmarks, the Russell 2000 Growth Index1 and the Russell 2000 Index2.

Market Environment / Conditions

The fiscal year was truly a tale of two markets. During the first two months of the fiscal year, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning on March 9, 2009, and rallied strongly for most of the remaining months in the fiscal year.

Portfolio Review / Current Positioning

The Portfolio slightly underperformed versus the Russell 2000 Growth Index during the reporting period.

Underperformance was concentrated in the consumer discretionary sector. Within this sector, the leading detractor to performance was for-profit education services provider Devry Inc. This more defensive holding had weak performance due to a heightened regulatory environment, as well as investors rotating into more economically sensitive holdings during the market rebound. We sold the Portfolio’s position due to deteriorating fundamentals. Much of the remaining underperformance in the consumer discretionary sector was because the portfolio did not own many of the more highly leveraged and/or cyclical companies that had the highest performance following the market inflection point. Our investment process focuses on companies that can self-fund their growth initiatives, so many of our holdings underperformed these more highly leveraged companies as credit markets began to improve following the March 9th market inflection point. Additionally, we had lower exposure to more cyclical companies.

Several health care companies were key detractors to performance, including Marktek Biosciences, Medicines Company and Wright Medical Group. While we continued to own Marktek Biosciences Corp. at the close of the reporting period, we sold the portfolio’s positions in Medicines Company and Wright Medical Group due to deteriorating fundamentals.

Outperformance was primarily due to stock selection in the industrials, energy and telecommunication services sectors. The Portfolio outperformed by the widest margin in the industrials sector, driven primarily by stock selection. Many industrials holdings had strong performance following the March 9th market inflection point, including capital goods holdings Bucyrus International, Transdigm Group and General Cable. All three holdings benefited from accelerating demand for their products and services as the global economy showed signs of dramatic improvement.

Outperformance in the energy sector was driven by stock selection and an overweight position. Many energy companies also began to perform well as the global economy recovered and oil prices rebounded. One of the leading contributors to performance was energy holding Dril-Quip.

The Portfolio also outperformed in the telecommunication services sector, due to stock selection. One of the leading contributors to performance was SBA Communications, a company that owns and operates wireless communication services towers.

While the Portfolio underperformed in the information technology sector, several holdings made significant contributions to performance: Starent Networks Corp., Tech Data Corp and Quality Systems.

Late in the reporting period, one of the most significant changes in positioning took place in the information technology sector. Within this sector, we purchased several new software holdings that we believed would benefit from increased demand as corporations finally begin to increase budgets for upgrades to aging technology hardware and software systems. To fund these purchases, we sold several semiconductor holdings.

Additionally, we increased the fund’s exposure in the consumer discretionary sector by adding several new holdings in the consumer durables and retailing industry groups. Within this sector, we had a more favorable view of companies that offer products targeted at higher-end consumers as we believed they are more insulated from the significant headwinds facing many consumers.

At the close of the reporting period, the largest industry group overweights versus the Russell 2000 Growth Index included software/services, energy and diversified financials industry groups. The largest industry group underweights versus the Russell 2000 Growth Index included pharmaceuticals/life sciences/biotechnology, consumer durables and apparel as well as technology hardware & equipment.

Juliet Ellis, Senior Portfolio Manager

Juan Hartsfield, Portfolio Manager

Clay Manley, Portfolio Manager

Assisted by the Small Cap Growth/Core Team

Invesco Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views

1

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary* (continued)

expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets

Dril-Quip, Inc.	1.4%
Quality Systems, Inc.	1.4%
Informatica Corp.	1.3%
TransDigm Group, Inc.	1.3%
Knight Transportation, Inc.	1.2%
Sybase, Inc.	1.1%
SBA Communications Corp.	1.1%
CoStar Group, Inc.	1.1%
Greif, Inc.	1.1%
Regal-Beloit Corp.	1.0%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	20.5%
Technology	16.8%
Industrials	14.5%
Cyclical	14.0%
Short-Term Investments	9.2%
Communications	8.3%
Financials	7.2%
Energy	6.9%
Utilities	1.4%
Basic Materials	1.2%

2

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Met/AIM Small Cap Growth Portfolio managed by

Invesco Advisers, Inc. vs. Russell 2000 Growth Index1 and Russell 2000 Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[4]
Met/AIM Small Cap Growth Portfolio—Class A	34.21%	-2.81%	2.57%	2.63%
Class B	33.82%	-3.07%	2.40%	4.48%
Class E	33.94%	-2.99%	2.50%	2.97%
Russell 2000 Growth Index[1]	34.47%	-4.00%	0.87%	5.11%
Russell 2000 Index[2]	27.17%	-6.07%	0.51%	6.58%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values.

2 The Russell 2000 Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000 Index.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/1/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.88%	$1,000.00	$1,197.44	$4.87
Hypothetical	0.88%	1,000.00	1,020.77	4.48

Class B
Actual	1.13%	$1,000.00	$1,195.65	$6.25
Hypothetical	1.13%	1,000.00	1,019.51	5.75

Class E
Actual	1.03%	$1,000.00	$1,195.49	$5.70
Hypothetical	1.03%	1,000.00	1,020.01	5.24

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

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Met/AIM Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 98.1%
Aerospace & Defense - 1.9%
Hexcel Corp.*	398,954	$5,178,423
TransDigm Group, Inc.	265,677	12,617,001

		17,795,424

Air Freight & Logistics - 1.6%
Forward Air Corp.(a)	278,399	6,973,895
Hub Group, Inc.*	314,124	8,427,947

		15,401,842

Auto Components - 0.9%
TRW Automotive Holdings Corp.*(a)	340,904	8,140,788

Biotechnology - 4.6%
Acorda Therapeutics, Inc.*	250,855	6,326,563
AMAG Pharmaceuticals, Inc.*	153,681	5,844,488
BioMarin Pharmaceutical, Inc.*(a)	386,720	7,274,203
Isis Pharmaceuticals, Inc.*(a)	226,477	2,513,895
Martek Biosciences Corp.*	232,829	4,409,781
Myriad Genetics, Inc.*	156,007	4,071,783
OSI Pharmaceuticals, Inc.*(a)	130,320	4,043,830
United Therapeutics Corp.*	183,948	9,684,862

		44,169,405

Capital Markets - 3.7%
Affiliated Managers Group, Inc.*(a)	116,033	7,814,822
Federated Investors, Inc.-Class B(a)	267,968	7,369,120
Greenhill & Co., Inc.	108,416	8,699,300
optionsXpress Holdings, Inc.	298,408	4,610,404
Stifel Financial Corp.*(a)	116,471	6,899,742

		35,393,388

Chemicals - 1.3%
Calgon Carbon Corp.*(a)	350,190	4,867,641
Intrepid Potash, Inc.*(a)	248,292	7,242,678

		12,110,319

Commercial & Professional Services - 2.9%
Corrections Corp. of America*	374,646	9,197,559
EnergySolutions	778,633	6,610,594
Fuel Tech, Inc.*	378,805	3,094,837
TETRA Technology, Inc.*	334,763	9,095,511

		27,998,501

Commercial Banks - 2.1%
City National Corp.(a)	126,697	5,777,383
Cullen/Frost Bankers, Inc.(a)	102,316	5,115,800
SVB Financial Group*(a)	215,365	8,978,567

		19,871,750

Security Description	Shares	Value

Communications Equipment - 2.7%
F5 Networks, Inc.*	186,273	$9,868,743
Harmonic, Inc.*	925,920	5,861,074
Polycom, Inc.*(a)	395,433	9,873,962

		25,603,779

Construction & Engineering - 1.0%
Pike Electric Corp.*(a)	574,410	5,330,525
Quanta Services, Inc.*	194,039	4,043,773

		9,374,298

Containers & Packaging - 1.1%
Greif, Inc.	193,072	10,422,027

Electric Utilities - 0.9%
ITC Holdings Corp.	166,030	8,648,503

Electrical Equipment - 1.8%
General Cable Corp.*	231,291	6,804,581
Regal-Beloit Corp.	191,207	9,931,292

		16,735,873

Electronic Equipment, Instruments & Components - 2.2%
Cogent, Inc.*(a)	713,755	7,415,915
Coherent, Inc.*(a)	197,743	5,878,899
Tech Data Corp.*	167,874	7,833,001

		21,127,815

Energy Equipment & Services - 3.1%
Dril-Quip, Inc.*	237,700	13,425,296
FMC Technologies, Inc.*	165,703	9,584,262
Patterson-UTI Energy, Inc.	454,295	6,973,428

		29,982,986

Food Products - 0.6%
Ralcorp Holdings, Inc.*	92,864	5,544,909

Health Care Equipment & Supplies - 3.8%
American Medical Systems Holdings, Inc.*(a)	413,277	7,972,113
Gen-Probe, Inc.*(a)	142,894	6,130,153
Insulet Corp.*(a)	336,733	4,808,547
Meridian Bioscience, Inc.(a)	292,479	6,302,923
NuVasive, Inc.*(a)	137,329	4,391,781
Zoll Medical Corp.*	242,055	6,467,710

		36,073,227

Health Care Providers & Services - 4.9%
Chemed Corp.(a)	201,015	9,642,690
inVentiv Health, Inc.*	399,230	6,455,549
MEDNAX, Inc.*	159,254	9,572,758
PSS World Medical, Inc.*(a)	277,540	6,264,078
RehabCare Group, Inc.*	238,007	7,242,553
VCA Antech, Inc.*(a)	295,981	7,375,846

		46,553,474

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Health Care Technology - 2.3%
Eclipsys Corp.*	440,306	$8,154,467
Quality Systems, Inc.	211,515	13,281,027

		21,435,494

Hotels, Restaurants & Leisure - 5.7%
Brinker International, Inc.	426,852	6,368,632
Buffalo Wild Wings, Inc.*(a)	140,453	5,656,042
Choice Hotels International, Inc.(a)	211,739	6,703,657
Darden Restaurants, Inc.	182,522	6,401,046
Jack in the Box, Inc.*	379,216	7,459,179
P.F. Chang’s China Bistro, Inc.*(a)	236,864	8,979,514
Penn National Gaming, Inc.*	199,755	5,429,341
WMS Industries, Inc.*	191,801	7,672,040

		54,669,451

Household Products - 1.0%
Church & Dwight Co., Inc.	153,482	9,277,987

Insurance - 1.3%
Brown & Brown, Inc.	247,783	4,452,661
ProAssurance Corp.*	153,178	8,227,190

		12,679,851

Internet & Catalog Retail - 0.8%
Netflix, Inc.*(a)	146,660	8,086,832

Internet Software & Services - 3.1%
GSI Commerce, Inc.*(a)	282,985	7,184,989
Knot, Inc. (The)*	610,558	6,148,319
Open Text Corp.*(a)	173,831	7,066,230
VistaPrint N.V.*	155,597	8,816,126

		29,215,664

IT Services - 2.8%
Alliance Data Systems Corp.*(a)	111,758	7,218,449
Global Payments, Inc.	160,878	8,664,889
SRA International, Inc.*(a)	321,999	6,150,181
Syntel, Inc.	118,672	4,513,096

		26,546,615

Leisure Equipment & Products - 0.6%
Pool Corp.	312,642	5,965,209

Life Sciences Tools & Services - 0.7%
Techne Corp.	98,510	6,753,846

Machinery - 2.9%
Bucyrus International, Inc.	169,621	9,561,536
Kaydon Corp.	146,908	5,253,430
Lindsay Co.(a)	115,304	4,594,865
Wabtec Corp.	203,473	8,309,837

		27,719,668

Media - 0.7%
National CineMedia, Inc.	420,815	6,972,905

Security Description	Shares	Value

Metals & Mining - 0.5%
Carpenter Technology Corp.	175,796	$4,737,702

Multiline Retail - 0.8%
Big Lots, Inc.*	273,229	7,918,176

Oil, Gas & Consumable Fuels - 4.4%
Arena Resources, Inc.*(a)	197,667	8,523,401
Bill Barrett Corp.*(a)	209,672	6,522,896
Carrizo Oil & Gas, Inc.*(a)	303,442	8,038,179
Goodrich Petroleum Corp.*(a)	253,535	6,173,577
SandRidge Energy, Inc.*(a)	516,345	4,869,133
Whiting Petroleum Corp.*	103,414	7,388,930

		41,516,116

Pharmaceuticals - 2.3%
Biovail Corp.	466,651	6,514,448
Medicis Pharmaceutical Corp. - Class A	269,828	7,298,848
Perrigo Co.(a)	208,692	8,314,289

		22,127,585

Professional Services - 1.1%
CoStar Group, Inc.*(a)	250,911	10,480,552

Real Estate Investment Trusts (REITs) - 0.7%
BioMed Realty Trust, Inc.	419,431	6,618,621

Road & Rail - 1.2%
Knight Transportation, Inc.(a)	574,793	11,087,757

Semiconductors & Semiconductor Equipment - 5.9%
Advanced Energy Industries, Inc.*	552,746	8,335,410
Cabot Microelectronics Corp.*	183,566	6,050,335
Cymer, Inc.*	132,413	5,082,011
Hittite Microwave Corp.*	182,882	7,452,441
Microsemi Corp.*	437,265	7,761,454
Monolithic Power Systems, Inc.*	281,181	6,739,909
ON Semiconductor Corp.*	877,105	7,727,295
Power Integrations, Inc.(a)	192,783	7,009,590

		56,158,445

Software - 11.6%
ANSYS, Inc.*	176,506	7,670,951
Aspen Technology, Inc.*	631,909	6,192,708
Blackboard, Inc.*(a)	181,762	8,250,177
CommVault Systems, Inc.*	307,345	7,281,003
Informatica Corp.*	496,588	12,841,766
Lawson Software, Inc.*	1,079,084	7,175,908
Manhattan Associates, Inc.*	341,555	8,207,567
MICROS Systems, Inc.*	227,439	7,057,432
Nice Systems, Ltd. (ADR)*	267,975	8,317,944
Pegasystems, Inc.(a)	2,181	74,154
Quest Software, Inc.*	382,289	7,034,118
SonicWALL, Inc.*	821,476	6,251,432
SuccessFactors, Inc.*	415,639	6,891,295

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Software - continued
Sybase, Inc.*(a)	248,104	$10,767,713
Websense, Inc.*	384,176	6,707,713

		110,721,881

Specialty Retail - 3.3%
Group 1 Automotive, Inc.*(a)	222,204	6,299,483
Gymboree Corp. (The)*(a)	149,525	6,502,842
HOT Topic, Inc.*	836,293	5,318,824
Tractor Supply Co.*(a)	123,300	6,529,968
Williams-Sonoma, Inc.	348,924	7,250,641

		31,901,758

Textiles, Apparel & Luxury Goods - 1.6%
Deckers Outdoor Corp.*(a)	79,470	8,083,688
Warnaco Group, Inc. (The)*	159,614	6,734,115

		14,817,803

Trading Companies & Distributors - 0.6%
Watsco, Inc.(a)	112,535	5,511,964

Wireless Telecommunication Services - 1.1%
SBA Communications Corp.*	307,165	10,492,755

Total Common Stocks (Cost $878,244,832)		934,362,945

Security Description	Shares/Par Amount	Value

Short-Term Investments - 10.0%
Mutual Funds - 8.0%
State Street Navigator Securities Lending Prime Portfolio(b)	76,482,041	$76,482,041

Repurchase Agreement - 2.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $18,665,010 on 01/04/10 collateralized by $17,550,000 Federal Home Loan Mortgage Corp. at 4.375% due 7/17/15 with a value of $19,041,750.	$18,665,000	18,665,000

Total Short-Term Investments (Cost $95,147,041)		95,147,041

Total Investments - 108.1% (Cost $973,391,873)		$1,029,509,986

Other Assets and Liabilities (net) - (8.1)%		(77,379,671)

Net Assets - 100.0%		$952,130,315

*	Non-income producing security.
(a)	All or portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR—An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$934,362,945	$—	$—	$934,362,945
Short-Term Investments
Mutual Funds	76,482,041	—	—	76,482,041
Repurchase Agreement	—	18,665,000	—	18,665,000
Total Short-Term Investments	76,482,041	18,665,000	—	95,147,041
TOTAL INVESTMENTS	$1,010,844,986	$18,665,000	$—	$1,029,509,986

*	See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Met/AIM Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$1,010,844,986
Repurchase Agreement	18,665,000
Cash	701
Receivable for investments sold	383,628
Receivable for shares sold	140,334
Dividends receivable	283,886
Interest receivable	3

Total assets	1,030,318,538

Liabilities
Payables for:
Investments purchased	738,991
Shares redeemed	220,740
Collateral for securities loaned	76,482,041
Accrued Expenses:
Management fees	655,014
Distribution and service fees - Class B	45,960
Distribution and service fees - Class E	1,409
Administration fees	5,210
Custodian and accounting fees	5,319
Deferred trustees’ fees	7,518
Other expenses	26,021

Total liabilities	78,188,223

Net Assets	$952,130,315

Net Assets Represented by
Paid in surplus	$958,162,810
Accumulated net realized loss	(62,143,090)
Unrealized appreciation on investments	56,118,113
Distributions in excess of net investment income	(7,518)

Net Assets	$952,130,315

Net Assets
Class A	$719,057,685

Class B	221,802,305

Class E	11,270,325

Capital Shares Outstanding
Class A	64,107,473

Class B	20,167,184

Class E	1,012,508

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.22

Class B	11.00

Class E	11.13

(a)	Identified cost of investments, excluding repurchase agreement, was $954,726,873.
(b)	Includes securities loaned at value of $74,614,720.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends	$5,853,358
Interest (a)	883,561

Total investment income	6,736,919

Expenses
Management fees	6,304,296
Administration fees	55,393
Custodian and accounting fees	20,249
Distribution and service fees - Class B	455,480
Distribution and service fees - Class E	14,754
Audit and tax services	30,998
Legal	36,350
Trustees’ fees and expenses	22,763
Shareholder reporting	72,914
Insurance	10,726
Miscellaneous	12,478

Total expenses	7,036,401
Less management fee waiver	(31,507)

Net expenses	7,004,894

Net investment loss	(267,975)

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized loss on:
Investments	(10,510,555)
Futures contracts	(18,549)

Net realized loss on investments and futures contracts	(10,529,104)

Net change in unrealized appreciation on investments	235,951,047

Net realized and unrealized gain on investments and futures contracts	225,421,943

Net Increase in Net Assets from Operations	$225,153,968

(a)	Includes net income on securities loaned of $881,477.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(267,975)	$(1,141,085)
Net realized loss on investments and futures contracts	(10,529,104)	(51,533,280)
Net change in unrealized appreciation (depreciation) on investments	235,951,047	(275,119,865)

Net increase (decrease) in net assets resulting from operations	225,153,968	(327,794,230)

Distributions to Shareholders
From net investment income
Class A	—	—
Class B	—	—
Class E	—	—
From net realized gains
Class A	—	(48,072,537)
Class B	—	(21,605,656)
Class E	—	(1,315,463)

Net decrease in net assets resulting from distributions	—	(70,993,656)

Capital Share Transactions
Proceeds from shares sold
Class A	231,603,368	132,349,625
Class B	35,451,595	31,541,045
Class E	1,909,106	2,847,817
Net asset value of shares issued through dividend reinvestment
Class A	—	48,072,537
Class B	—	21,605,656
Class E	—	1,315,463
Cost of shares repurchased
Class A	(51,676,188)	(130,947,052)
Class B	(28,043,543)	(59,435,084)
Class E	(2,829,744)	(5,077,364)

Net increase in net assets from capital share transactions	186,414,594	42,272,643

Net Increase (Decrease) in Net Assets	411,568,562	(356,515,243)
Net assets at beginning of period	540,561,753	897,076,996

Net assets at end of period	$952,130,315	$540,561,753

Distributions in excess of net investment income at end of period	$(7,518)	$—

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.36	$14.86	$13.53	$13.66	$12.84

Income (Loss) from Investment Operations
Net investment loss(a)	0.00 +	(0.01)	(0.06)	(0.08)	(0.07)
Net realized/unrealized gain (loss) on investments	2.86	(5.35)	1.60	1.97	1.18

Total from investment operations	2.86	(5.36)	1.54	1.89	1.11

Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(1.14)	(0.21)	(2.02)	(0.29)

Total distributions	—	(1.14)	(0.21)	(2.02)	(0.29)

Net Asset Value, End of Period	$11.22	$8.36	$14.86	$13.53	$13.66

Total Return	34.21%	(38.60)%	11.40%	13.91%	8.59%
Ratio of expenses to average net assets after reimbursement	0.90%	0.89%	0.92%	0.97%	0.99%
Ratio of expenses to average net assets before reimbursement and rebates	0.90%	0.89%	0.92%	0.98%	0.96	%(b)
Ratio of net investment income (loss) to average net assets	0.03%	(0.07)%	(0.42)%	(0.58)%	(0.53)%
Portfolio turnover rate	31.4%	43.0%	33.6%	56.4%	74.8%
Net assets, end of period (in millions)	$719.1	$371.6	$587.1	$329.3	$215.4

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.22	$14.66	$13.39	$13.51	$12.74

Income (Loss) from Investment Operations
Net investment loss(a)	(0.02)	(0.04)	(0.10)	(0.11)	(0.10)
Net realized/unrealized gain (loss) on investments	2.80	(5.26)	1.58	2.01	1.16

Total from investment operations	2.78	(5.30)	1.48	1.90	1.06

Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(1.14)	(0.21)	(2.02)	(0.29)

Total distributions	—	(1.14)	(0.21)	(2.02)	(0.29)

Net Asset Value, End of Period	$11.00	$8.22	$14.66	$13.39	$13.51

Total Return	33.82%	(38.73)%	11.07%	14.18%	8.27%
Ratio of expenses to average net assets after reimbursement	1.15%	1.14%	1.16%	1.21%	1.25%
Ratio of expenses to average net assets before reimbursement and rebates	1.15%	1.14%	1.17%	1.23%	1.20	%(b)
Ratio of net investment loss to average net assets	(0.23)%	(0.33)%	(0.69)%	(0.83)%	(0.80)%
Portfolio turnover rate	31.4%	43.0%	33.6%	56.4%	74.8%
Net assets, end of period (in millions)	$221.8	$159.7	$292.0	$299.7	$297.1

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Met/AIM Small Cap Growth Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.31	$14.80	$13.50	$13.60	$12.80

Income (Loss) from Investment Operations
Net investment loss(a)	(0.01)	(0.03)	(0.09)	(0.10)	(0.09)
Net realized/unrealized gain (loss) on investments	2.83	(5.32)	1.60	2.02	1.18

Total from investment operations	2.82	(5.35)	1.51	1.92	1.09

Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(1.14)	(0.21)	(2.02)	(0.29)

Total distributions	—	(1.14)	(0.21)	(2.02)	(0.29)

Net Asset Value, End of Period	$11.13	$8.31	$14.80	$13.50	$13.60

Total Return	33.94%	(38.70)%	11.20%	14.25%	8.46%
Ratio of expenses to average net assets after reimbursement	1.05%	1.04%	1.07%	1.11%	1.15%
Ratio of expenses to average net assets before reimbursement and rebates	1.05%	1.04%	1.07%	1.13%	1.11	%(b)
Ratio of net investment loss to average net assets	(0.13)%	(0.23)%	(0.58)%	(0.73)%	(0.70)%
Portfolio turnover rate	31.4%	43.0%	33.6%	56.4%	74.8%
Net assets, end of period (in millions)	$11.3	$9.3	$17.9	$15.4	$13.4

+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/AIM Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

13

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Invesco Advisers, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

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MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$6,304,296	0.88%	First $500 Million

	0.83%	Over $500 Million

Effective November 12, 2009, the Adviser reduced the advisory fee it charges to the Manager for managing the Portfolio. This fee change reduced the advisory fee charged on the Portfolio’s average daily net assets in excess of $250 million but less than $500 million. In connection with this change in the advisory fee, the Manager agreed, at certain asset levels, to waive a portion of the management fee chargeable to the Portfolio.

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	44,423,992	25,271,381	—	(5,587,900)	19,683,481	64,107,473
12/31/2008	39,507,107	11,660,845	3,861,248	(10,605,208)	4,916,885	44,423,992

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MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares
Class B

12/31/2009	19,416,543	3,811,984	—	(3,061,343)	750,641	20,167,184
12/31/2008	19,915,686	2,772,585	1,762,288	(5,034,016)	(499,143)	19,416,543

Class E

12/31/2009	1,119,989	208,208	—	(315,689)	(107,481)	1,012,508
12/31/2008	1,211,856	242,012	106,171	(440,050)	(91,867)	1,119,989

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$395,552,055	$—	$223,347,747

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$974,481,142	$129,622,526	$(74,593,682)	$55,028,844

6. Investment in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period April 30 - May 1, 2009, the Portfolio had 807 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized losses in the amount of $(18,549) which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

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MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$74,614,720	$76,482,041	$—	$76,482,041

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$—	$5,757,072	$—	$65,236,513	$—	$70,993,585

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$55,028,844	$(61,053,823)	$(6,024,979)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$50,438,587	$10,615,236	$61,053,823

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MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

18

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Met/AIM Small Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/AIM Small Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Met/AIM Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/AIM Small Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

23

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/AIM Small Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three- and five-year periods ended August 31, 2009. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

24

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/AIM Small Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were above the median of both the Expense Group and Expense Universe and were equal to the median of the Sub-advised Expense Universe and that total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that management had implemented a reduction in the advisory and sub-advisory fees in 2007. The Board also noted that the Adviser had recently negotiated a further reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint. The Board also noted that effective October 1, 2009, the Adviser began waiving an additional portion of its advisory fee on assets over $500 million in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/AIM Small Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee

25

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fee was above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Met Investors Series Trust Met/Franklin Income Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Met/Franklin Income Portfolio had a return of 28.05% and 27.83% for Class A and B Shares, respectively, versus 5.93% and 26.46% for its benchmarks, the Barclays Capital U.S. Aggregate Bond Index1 and the S&P 500 Index2, respectively.

Market Environment/Conditions

During the period, long-term interest rates rose as the economy began to recover and the financial system moved away from the turmoil that engulfed markets beginning in the second half of 2008. Ten-year U.S. Treasury yields increased from 2.25% on December 31, 2008, to 3.85% on December 31, 2009. Short-term rates remained very low throughout the year influenced in large part by the Federal Reserve Board’s maintaining a range of 0% to 0.25% for the federal funds target rate.

Despite the modest increase in long-term interest rates during the period, corporate bonds rallied as credit spreads contracted from the extremely elevated levels on December 31, 2008. Investment-grade corporate bond spreads fell from 555 basis points (bps; 100 basis points equal one percentage point) to 172 bps while high yield corporate bond credit spreads declined from 1,706 bps to 634 bps on December 31, 2009.

The year began with the S&P 500 declining 24.63% to its low point on March 9, 2009, before rallying 67.80% to finish the year with an overall advance of +26.46%. As equity markets rallied and the economy emerged from recession, many dividend-paying stocks underperformed on a relative basis as investors sought companies leveraged to the economic recovery. For example, electric utility stocks, which generally offer attractive dividends, lagged as represented by the S&P 500 Utilities Index, which returned +11.91% during 2009.

Portfolio Review/Current Positioning

The Portfolio experienced strong gains across its equity and fixed income holdings with high yield and investment-grade corporate bonds contributing significantly to returns.

Within fixed income, corporate bonds—particularly high yield bonds—surged during the year as companies that survived the credit crisis began to access the capital markets. One of the Portfolio’s largest holdings at the start of the year, Ford Motor Credit Company (FMCC) advanced as automotive finance companies maintained access to funding. Additionally, the overall automotive sector improved partly due to government involvement through the “cash for clunkers” program, which helped stimulate auto industry sales. Bonds and hybrid securities from J.P. Morgan Chase, Wells Fargo and Bank of America appreciated as the financial system stabilized and banks began to rebuild their capital positions.

Energy sector holdings also recovered sharply with strong gains realized by companies involved in the oil and gas production and pipeline business including Chesapeake Energy, PetroHawk Energy, W&T Offshore and Petroplus Financial. As the economy emerged from recession, commodity prices improved and helped drive positive results and, we believe, a more favorable outlook for companies in the sector.

Bond positions in electric utility and power generation companies Dynegy Holdings, Energy Futures Holdings (formerly, TXU) and Aquila gained as business stabilized and credit spreads tightened. For many of our sector holdings, significant price increases provided us with an opportunity for profit-taking, and we sold Sempra Energy, Dominion Resources and Illinois Power bonds.

Stable financial performance and optimism regarding potential health care reform and the easing of bad debt expense related to uninsured patients helped drive gains for hospital operators Tenet Healthcare, HCA and Community Health Systems.

Although the Portfolio shifted significantly toward fixed income markets during part of the year, common stocks and convertible securities continued to play an important role. Within equities and convertible securities, several sectors and individual companies contributed to the Portfolio’s income and total return, while many dividend-paying stocks lagged the broader market’s rapid gains.

With a strong recovery in credit and equity markets, convertible securities delivered substantial gains, and the Portfolio’s holdings in convertible bonds and convertible preferred stocks were strong contributors to overall performance. Real estate sector holdings Vornado Realty Trust, Host Hotels & Resorts and Duke Realty advanced as property and real estate financing markets began to recover. Financial sector holdings including Bank of America and Wells Fargo convertible preferred stocks appreciated as bank credit spreads tightened and the risk of bank failures subsided.

Our Merck, Canadian Oil Sands Trust and J.P. Morgan Chase common stock holdings delivered strong gains. However, our stock positions in Southern Co. and Ameren detracted from performance due to utilities generally underperforming the broader market as investors seemed to favor companies levered to the improving economy. Within the health care sector, pharmaceutical company Pfizer also hurt the Fund.

The Portfolio began the year with a 52.0% weighting, based on net assets, in fixed income securities (largely corporate bonds) and rapidly increased that weighting as we sought to take advantage of what we considered attractive valuations and a favorable risk-adjusted return profile offered by the sector relative to other asset classes. By mid-year, the Portfolio’s fixed income weighting had increased to 65.6%, which helped generate income while also providing capital appreciation as markets continued to improve from lows earlier in the year. As we ended the year, the Portfolio took advantage of several profit-taking opportunities in corporate bonds, and thus shifted toward a more balanced portfolio of equity and fixed income securities.

1

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary* (continued)

Edward D. Perks CFA

Portfolio Manager

Franklin Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Texas Competitive Electric Holdings Co. LLC (10.250%, due 11/01/15)	2.5%
Exxon Mobil Corp.	2.2%
JPMorgan Chase & Co. (7.900%, due 04/29/49)	1.7%
Merck & Co., Inc.	1.6%
Bank of America Corp.	1.5%
Tenet Healthcare Corp. (7.375%, due 02/01/13 )	1.5%
ConocoPhillips Co.	1.3%
Canadian Oil Sands Trust	1.2%
Citigroup, Inc. (7.500%, due 12/15/12)	1.2%
AT&T, Inc.	1.1%

Top Sectors

Percent of Portfolio Market Value
Domestic Bonds & Debt Securities	41.1%
Short-Term Investments	28.9%
Common Stocks	23.9%
Convertible Preferred Stocks	3.5%
Convertible Bonds	1.8%
Loan Participation	0.8%

2

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Met/Franklin Income Portfolio managed by

Franklin Advisers, Inc. vs. Barclays Capital U.S. Aggregate Bond Index1 and

S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	Since Inception[4]
Met/Franklin Income Portfolio—Class A	28.05%	2.05%
Class B	27.83%	1.82%
Barclays Capital U.S. Aggregate Bond Index[1]	5.93%	5.95%
S&P 500 Index[2]	26.46%	-10.40%

The performance of Class B shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4Inception of Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Met/Franklin Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.82%	$1,000.00	$1,169.18	$4.48
Hypothetical	0.82%	1,000.00	1,021.07	4.18

Class B
Actual	1.07%	$1,000.00	$1,168.41	$5.85
Hypothetical	1.07%	1,000.00	1,019.81	5.45

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

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Met/Franklin Income Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 50.8%
Chemicals - 0.4%
Huntsman International LLC 7.875%, due 11/15/14	$800,000	$794,000
Ineos Group Holdings Plc 7.875%, due 02/15/16(144A)(a)	158,000	144,379
Nalco Co. 8.250%, due 05/15/17(144A)(a)	100,000	106,750

		1,045,129

Commercial & Professional Services - 2.5%
Hertz Corp. 8.875%, due 01/01/14(b)	2,175,000	2,234,813
Class A 10.500%, due 01/01/16	1,000,000	1,072,500
Quintiles Transnational Corp. 9.500%, due 12/30/14(144A)(a)(c)	2,700,000	2,727,000
United Rentals North America, Inc. 7.750%, due 11/15/13(b)	250,000	235,000

		6,269,313

Commercial Banks - 0.9%
Wells Fargo Capital XIII 7.700%, due 12/29/49(d)	300,000	292,500
Wells Fargo Capital XV 9.750%, due 09/26/44(b)(d)	1,835,000	1,972,625

		2,265,125

Consumer Finance - 3.7%
Ford Motor Credit Co. LLC 9.750%, due 09/15/10	1,000,000	1,032,022
7.500%, due 08/01/12 (b)	1,000,000	1,009,039
7.000%, due 10/01/13	1,000,000	999,303
8.000%, due 06/01/14 (b)	2,000,000	2,055,462
8.700%, due 10/01/14 (b)	2,500,000	2,616,252
12.000%, due 05/15/15	1,500,000	1,741,200

		9,453,278

Diversified Financial Services - 4.9%
Bank of America Corp. 8.125%, due 12/29/49(d)	1,500,000	1,445,985
Credit Suisse Securities USA LLC 12.000%, due 07/22/10	21,000	499,380
11.000%, due 09/03/10	50,000	937,750
General Motors Acceptance Corp. LLC 7.750%, due 01/19/10 (144A)(a)	652,000	652,815
6.875%, due 09/15/11 (144A)(a)	2,126,000	2,115,370
JPMorgan Chase & Co. 7.900%, due 12/31/49(d)	4,250,000	4,398,044

Security Description	Par Amount	Value

Diversified Financial Services - continued
Petroplus Finance, Ltd. 6.750%, due 05/01/14 (144A)(a)	$800,000	$756,000
7.000%, due 05/01/17 (144A)(a)	455,000	411,775
Reynolds Group Issuer, Inc. 7.750%, due 10/15/16(144A)(a)	1,000,000	1,027,500
Washington Mutual Preferred Funding LLC 9.750%, due 10/29/49(144A)(a)(e)	100,000	2,000

		12,246,619

Diversified Telecommunication Services - 0.8%
Clearwire Communications LLC/ Clearwire Finance, Inc. 12.000%, due 12/01/15(144A)(a)	1,000,000	1,025,000
Wind Acquisition Finance S.A. 11.750%, due 07/15/17(144A)(a)	900,000	987,750

		2,012,750

Electric Utilities - 3.5%
Calpine Construction Finance Co. LP/CCFC Finance Corp. 8.000%, due 06/01/16(144A)(a)	500,000	517,500
CMS Energy Corp. 8.750%, due 06/15/19	500,000	549,771
Public Service Co. of New Mexico 7.950%, due 05/15/18	400,000	419,359
Texas Competitive Electric Holdings Co. LLC 10.250%, due 11/01/15 (b)	7,800,000	6,357,000
10.500%, due 11/01/16 (b)(c)	575,000	408,250
Series B 10.250%, 11/01/15	825,000	672,375

		8,924,255

Electronic Equipment, Instruments & Components - 0.2%
Sanmina-SCI Corp. 6.750%, due 03/01/13	500,000	495,625

Energy Equipment & Services - 0.9%
Pride International Inc. 8.500%, due 06/15/19	400,000	464,000
SEACOR Holdings, Inc. 7.375%, due 10/01/19	1,000,000	1,014,088
SESI LLC 6.875%, due 06/01/14	790,000	782,100

		2,260,188

Entertainment & Leisure - 0.1%
Regal Cinemas Corp. 8.625%, due 07/15/19	300,000	313,500

See accompanying notes to financial statements.

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Met/Franklin Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Food & Staples Retailing - 0.4%
SUPERVALU, Inc. 8.000%, due 05/01/16	$1,000,000	$1,020,000

Food Products - 0.3%
JBS USA LLC/JBS USA Finance, Inc. 11.625%, due 05/01/14(144A)(a)	560,000	637,000

Health Care Providers & Services - 6.2%
Community Health Systems, Inc. 8.875%, due 07/15/15	700,000	726,250
DaVita, Inc. 6.625%, due 03/15/13	1,000,000	1,007,500
7.250%, due 03/15/15	200,000	201,500
HCA, Inc. 6.375%, due 01/15/15	750,000	711,563
9.250%, due 11/15/16	2,500,000	2,690,625
8.500%, due 04/15/19 (144A)(a)	1,000,000	1,082,500
7.875%, due 02/15/20 (144A)(a)	1,400,000	1,461,250
Tenet Healthcare Corp. 7.375%, due 02/01/13	3,725,000	3,752,937
9.250%, due 02/01/15 (b)	2,400,000	2,568,000
US Oncology Holdings, Inc. 6.428%, due 03/15/12 (c)(d)	812,000	763,280
9.125%, due 08/15/17	550,000	580,250

		15,545,655

Hotels, Restaurants & Leisure - 2.0%
Harrah’s Operating Escrow LLC/ Harrah’s Escrow Corp. 11.250%, due 06/01/17(144A)(a)	1,000,000	1,051,250
Host Hotels & Resorts LP 7.125%, due 11/01/13	750,000	765,937
6.875%, due 11/01/14	575,000	581,469
9.000%, due 05/15/17 (144A)(a)(b)	300,000	325,125
Series Q 6.750%, 06/01/16 (b)	450,000	446,625
MGM MIRAGE, Inc. 6.750%, due 04/01/13 (b)	200,000	173,500
13.000%, due 11/15/13	500,000	577,500
Wendy’s/Arby’s Restaurants LLC 10.000%, due 07/15/16	500,000	547,500
Wyndham Worldwide Corp. 9.875%, due 05/01/14	500,000	556,331

		5,025,237

Household Durables - 0.5%
Jarden Corp. 8.000%, due 05/01/16	200,000	207,500
JohnsonDiversey, Inc. 8.250%, due 11/15/19(144A)(a)	1,000,000	976,250

Security Description	Par Amount	Value

Household Durables - continued
KB Home 6.375%, due 08/15/11	$21,000	$21,105

		1,204,855

Independent Power Producers & Energy Traders - 0.4%
RRI Energy, Inc. 7.875%, due 06/15/17	1,000,000	987,500

Insurance - 0.4%
Aflac, Inc. 8.500%, due 05/15/19	500,000	576,952
Liberty Mutual Group, Inc. 10.750%, due 06/15/58(144A)(a)(d)	500,000	535,000

		1,111,952

Machinery - 0.6%
Navistar International Corp. 8.250%, due 11/01/21	500,000	515,000
Terex Corp. 8.000%, due 11/15/17(b)	1,000,000	967,500

		1,482,500

Manufacturing - 0.6%
RBS Global, Inc./Rexnord Corp. 9.500%, due 08/01/14	625,000	629,687
11.750%, due 08/01/16 (b)	500,000	497,500
RBS Global, Inc./Rexnord LLC 9.500%, due 08/01/14(144A)(a)	423,000	426,173

		1,553,360

Media - 4.5%
Cablevision Systems Corp., Series B 8.000%, due 04/15/12	475,000	504,687
CBS Corp. 8.875%, due 05/15/19	1,000,000	1,198,305
CCH II LLC/CCH II Capital Corp. 13.500%, due 11/30/16(144A)(a)	1,466,756	1,719,771
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, due 11/15/17(144A)(a)	700,000	710,500
Cinemark USA, Inc. 8.625%, due 06/15/19(144A)(a)	800,000	836,000
Clear Channel Worldwide Holdings, Inc. Series A 9.250%, 12/15/17 (144A)(a)	200,000	205,000
Series B 9.250%, 12/15/17 (144A)(a)	600,000	621,000
Dex Media West, Series B 8.500%, due 08/15/10 (e)	606,000	657,510
9.875%, due 08/15/13 (e)	500,000	158,750
Dex Media, Inc. 8.000%, due 11/15/13 (e)	950,000	244,625

See accompanying notes to financial statements.

6

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Met/Franklin Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Media - continued
9.000%, due 11/15/13 (e)	$745,000	$191,838
DISH DBS Corp. 7.875%, due 09/01/19	2,500,000	2,634,375
EchoStar DBS Corp. 7.750%, due 05/31/15	500,000	526,250
Lamar Media Corp. 9.750%, due 04/01/14	300,000	332,625
R.H. Donnelley Corp. 6.875%, due 01/15/13 (e)	1,365,000	134,794
8.875%, due 01/15/16-10/15/17 (e)	2,430,000	239,963
Univision Communications, Inc. 12.000%, due 07/01/14(144A)(a)(b)	500,000	553,750

		11,469,743

Metals & Mining - 0.8%
Arch Coal, Inc. 8.750%, due 08/01/16(144A)(a)	400,000	425,000
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 04/01/17	500,000	548,251
Teck Resources, Ltd. 9.750%, due 05/15/14	400,000	463,500
10.750%, due 05/15/19	400,000	480,000

		1,916,751

Multiline Retail - 0.5%
Dollar General Corp. 10.625%, due 07/15/15	42,000	46,725
11.875%, due 07/15/17 (b)(c)	1,031,000	1,195,960

		1,242,685

Oil & Gas Exploration & Production - 0.3%
Antero Resources Finance Corp. 9.375%, due 12/01/17(144A)(a)	700,000	717,500
Sabine Pass LNG LP 7.250%, due 11/30/13	150,000	136,875

		854,375

Oil, Gas & Consumable Fuels - 9.7%
Bill Barrett Corp. 9.875%, due 07/15/16	250,000	267,500
Callon Petroleum Co. 13.000%, due 09/15/16	409,500	307,125
Chesapeake Energy Corp. 9.500%, due 02/15/15 (b)	1,000,000	1,102,500
6.500%, due 08/15/17	600,000	591,000
7.250%, due 12/15/18	2,000,000	2,025,000
6.875%, due 11/15/20	885,000	858,450
Dynegy Holdings, Inc. 8.375%, due 05/01/16 (b)	1,430,000	1,365,650

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
7.500%, due 06/01/15 (b)	$2,500,000	$2,350,000
7.750%, due 06/01/19	616,000	537,460
El Paso Corp. 12.000%, due 12/12/13	400,000	471,000
7.250%, due 06/01/18	500,000	496,499
Expro Finance Luxembourg SCA 8.500%, due 12/15/16(144A)(a)	1,500,000	1,496,250
Forest Oil Corp. 8.500%, due 02/15/14 (144A)(a)	1,000,000	1,050,000
7.250%, due 06/15/19 (b)	732,000	726,510
Holly Corp. 9.875%, due 06/15/17(144A)(a)	1,000,000	1,057,500
Mariner Energy, Inc.
7.500%, due 04/15/13	200,000	200,000
11.750%, due 06/30/16	500,000	560,000
Newfield Exploration Co. 6.625%, due 04/15/16	1,057,000	1,064,927
Petrohawk Energy Corp.
10.500%, due 08/01/14	400,000	439,000
7.875%, due 06/01/15	1,430,000	1,451,450
Pioneer Natural Resources Co.
6.650%, due 03/15/17	250,000	247,817
6.875%, due 05/01/18	530,000	527,043
Plains Exploration & Production Co.
7.750%, due 06/15/15	500,000	511,250
10.000%, due 03/01/16	500,000	550,000
Quicksilver Resources, Inc. 11.750%, due 01/01/16	300,000	342,000
SandRidge Energy, Inc. 3.915%, due 04/01/14 (d)	1,040,000	933,434
9.875%, due 05/15/16 (144A)(a)(b)	400,000	423,000
8.000%, due 06/01/18 (144A)(a)	550,000	543,125
W&T Offshore, Inc. 8.250%, due 06/15/14(144A)(a)	1,230,000	1,174,650
Western Refining, Inc. 11.250%, due 06/15/17(144A)(a)	1,000,000	910,000

		24,580,140

Paper & Forest Products - 0.5%
Ceva Group Plc 10.000%, due 09/01/14(144A)(a)	750,000	716,250
NewPage Corp. 10.000%, due 05/01/12	800,000	576,000

		1,292,250

Pharmaceuticals - 0.1%
Talecris Biotherapeutics Holdings Corp. 7.750%, due 11/15/16(144A)(a)	300,000	306,000

See accompanying notes to financial statements.

7

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Met/Franklin Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Real Estate - 0.5%
Duke Realty LP 6.250%, due 05/15/13	$500,000	$512,465

5.950%, due 02/15/17	900,000	838,812

		1,351,277

Real Estate Investment Trusts (REITs) - 0.9%
HCP, Inc. 6.700%, due 01/30/18	696,000	676,246
Host Marriott LP 6.375%, due 03/15/15	1,300,000	1,280,500
iStar Financial, Inc. 8.625%, due 06/01/13	350,000	227,500

		2,184,246

Semiconductors & Semiconductor Equipment - 0.9%
Advanced Micro Devices, Inc. 8.125%, due 12/15/17(144A)(a)(b)	500,000	498,125
Freescale Semiconductor, Inc. 8.875%, due 12/15/14 (b)	1,900,000	1,752,750
10.125%, due 12/15/16 (b)	101,000	81,810

		2,332,685

Software - 0.6%
First Data Corp. 9.875%, due 09/24/15(b)	1,550,000	1,453,125

Specialty Retail - 0.4%
Limited Brands, Inc. 8.500%, due 06/15/19(144A)(a)(b)	1,000,000	1,092,500

Tobacco - 0.1%
Alliance One International, Inc. 10.000%, due 07/15/16(144A)(a)	250,000	263,750

Utilities - 1.0%
Energy Future Holdings Corp. 10.875%, due 11/01/17	2,100,000	1,727,250
11.250%, due 11/01/17 (c)	53,000	37,762
Series P 5.550%, 11/15/14	1,130,000	807,044

		2,572,056

Wireless Telecommunication Services - 0.7%
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.750%, due 05/01/17(144A)(a)	400,000	428,000
Cricket Communications, Inc. 9.375%, due 11/01/14(b)	900,000	909,000
Crown Castle International Corp. 9.000%, due 01/15/15	250,000	267,500

Security Description	Par Amount	Value

Wireless Telecommunication Services - continued
Qwest Corp. 8.375%, due 05/01/16	$200,000	$215,500

		1,820,000

Total Domestic Bonds & Debt Securities (Cost $117,580,800)		128,585,424

Convertible Bonds - 2.2%
Capital Markets - 1.6%
Deutsche Bank AG 12.000%, due 11/04/10(144A)(a)	35,000	947,534
Goldman Sachs Group, Inc. (The) 12.500%, due 04/01/10 (144A)(a)	1,000,000	406,871
10.550%, due 07/21/10 (144A)(a)	2,000,000	1,245,540
9.000%, due 08/20/10 (144A)(a)	3,000,000	1,341,861

		3,941,806

Media - 0.3%
Liberty Global, Inc. 4.500%, due 11/15/16(144A)(a)	750,000	817,238

Real Estate Investment Trusts (REITs) - 0.1%
iStar Financial, Inc. 0.790%, due 10/01/12(d)	500,000	275,650

Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices, Inc. 5.750%, due 08/15/12	520,000	510,000

Total Convertible Bonds (Cost $4,831,531)		5,544,694

Loan Participation - 1.0%
Allison Transmission, Inc. 6.250%, due 08/07/14	491,269	453,503
Clear Channel Communications 1.000%, due 11/13/15	746,125	615,557
Freescale Semiconductor, Inc. 1.000%, due 12/15/14	883,638	911,251
Idearc, Inc. 1.000%, due 11/17/13	292,883	153,276
Texas Competitive Electric Holdings Co. LLC 5.887%, due 10/10/14	493,687	402,202

		2,535,789

Total Loan Participation (Cost $2,569,045)		2,535,789

See accompanying notes to financial statements.

8

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Met/Franklin Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 29.6%
Beverages - 0.4%
Diageo Plc	60,000	$1,047,107

Commercial Banks - 1.3%
Barclays Plc	50,000	220,491
HSBC Holdings Plc	37,000	422,556
Wells Fargo & Co.	100,000	2,699,000

		3,342,047

Consumer Finance - 0.8%
Capital One Financial Corp.(b)	54,000	2,070,360

Diversified Financial Services - 2.9%
Bank of America Corp.	250,000	3,765,000
Citigroup, Inc.(b)	449,845	1,488,987
JPMorgan Chase & Co.	50,000	2,083,500

		7,337,487

Diversified Telecommunication Services - 1.8%
AT&T, Inc.	100,000	2,803,000
Verizon Communications, Inc.	50,000	1,656,500

		4,459,500

Electric Utilities - 5.1%
American Electric Power Co., Inc.	47,700	1,659,483
Duke Energy Corp.(b)	150,000	2,581,500
FirstEnergy Corp.	25,000	1,161,250
FPL Group, Inc.	40,000	2,112,800
Pinnacle West Capital Corp.(b)	15,000	548,700
Portland General Electric Co.(b)	27,203	555,213
Progress Energy, Inc.(b)	40,000	1,640,400
Southern Co.(b)	75,000	2,499,000

		12,758,346

Gas Utilities - 0.3%
AGL Resources, Inc.(b)	20,000	729,400

Media - 0.4%
Charter Communications, Inc. - Class A*	14,553	505,717
Comcast Corp. - Class A(b)	35,000	590,100

		1,095,817

Metals & Mining - 1.2%
Barrick Gold Corp.	30,000	1,181,400
Newmont Mining Corp.	40,900	1,934,979

		3,116,379

Multi-Utilities - 5.8%
Ameren Corp.(b)	60,000	1,677,000
Consolidated Edison, Inc.(b)	20,000	908,600
Dominion Resources, Inc.(b)	65,000	2,529,800

Security Description	Shares	Value

Multi-Utilities - continued
PG&E Corp.(b)	60,000	$2,679,000
Public Service Enterprise Group, Inc.(b)	60,000	1,995,000
Sempra Energy(b)	30,000	1,679,400
TECO Energy, Inc.(b)	80,000	1,297,600
Xcel Energy, Inc.(b)	91,927	1,950,691

		14,717,091

Multiline Retail - 0.3%
Target Corp.(b)	15,000	725,550

Office Electronics - 0.3%
Xerox Corp.(b)	100,000	846,000

Oil, Gas & Consumable Fuels - 5.2%
Callon Petroleum Co.*(b)	20,471	30,706
Canadian Oil Sands Trust	110,600	3,161,057
ConocoPhillips Co.	65,000	3,319,550
Exxon Mobil Corp.	80,000	5,455,200
Spectra Energy Corp.(b)	60,000	1,230,600

		13,197,113

Pharmaceuticals - 2.3%
Abbott Laboratories(b)	14,800	799,052
Johnson & Johnson(b)	15,000	966,150
Merck & Co., Inc.	110,000	4,019,400

		5,784,602

Real Estate Investment Trusts (REITs) - 0.4%
Duke Realty Corp. (REIT)(b)	83,800	1,019,846
iStar Financial, Inc.*(b)	21,300	54,528

		1,074,374

Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp.	60,000	1,224,000

Water Utilities - 0.1%
American Water Works Co., Inc.	7,100	159,111

Wireless Telecommunication Services - 0.5%
Vodafone Group Plc	500,000	1,158,674

Total Common Stocks (Cost $68,824,661)		74,842,958

Preferred Stocks - 0.1%
Consumer Finance - 0.1%
GMAC, Inc., Series G 7.000%, due 12/31/11 (144A) (a)*	141	92,936

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. 8.375%, due 12/31/12 (d)*	10,300	11,356

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Thrifts & Mortgage Finance - continued
Federal National Mortgage Assoc. 8.250%, due 12/31/10 (d)*	6,900	$7,590

		18,946

Total Preferred Stocks (Cost $453,376)		111,882

Convertible Preferred Stocks - 4.3%
Automobiles - 0.0%
General Motors Corp. 6.250%, due 07/15/33	15,000	83,250

Commercial Banks - 0.7%
Wells Fargo & Co., Series L 7.500%, due 12/31/49	1,900	1,744,200

Diversified Financial Services - 2.3%
Bank of America Corp. 7.250%, due 12/31/49	3,000	2,637,000
Citigroup, Inc. 7.500%, due 12/15/12*	30,000	3,130,200

		5,767,200

Electric Utilities - 0.2%
FPL Group, Inc. 8.375%, due 06/01/12	10,000	520,150

Health Care Providers & Services - 0.4%
Tenet Healthcare Corp. 7.000%, due 10/01/12*	1,100	1,113,200

Oil, Gas & Consumable Fuels - 0.5%
McMoRan Exploration Co. 8.000%, due 12/31/49*	400	567,800
SandRidge Energy, Inc. 8.500%, due 12/31/49(144A)(a)*	5,000	716,825

		1,284,625

Real Estate Investment Trusts (REITs) - 0.2%
FelCor Lodging Trust, Inc. 1.950%, due 12/31/49(b)*	34,000	369,750

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Assoc. 8.750%, due 05/13/11*	3,800	6,536

Total Convertible Preferred Stocks (Cost $9,990,580)		10,888,911

Warrant - 0.0%

Media - 0.0%
Charter Communications, Inc., expires 11/30/14 * (Cost - $4,455)	1,273	7,956

Security Description	Shares/ Par Amount	Value

Short-Term Investments - 35.9%
Discount Notes - 2.0%
Federal Home Loan Bank 0.001%, due 01/04/10(f)	$5,030,000	$5,030,000

Mutual Funds - 22.1%
State Street Navigator Securities Lending Prime Portfolio(g)	55,933,397	55,933,397

Repurchase Agreement - 11.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $29,895,017 on 01/04/10 collateralized by $30,420,000 Federal Home Loan Bank at 1.625% due 10/18/10 with a value of $30,496,050.	$29,895,000	29,895,000

Total Short-Term Investments (Cost $90,858,397)		90,858,397

Total Investments - 123.9% (Cost $295,112,845)		313,376,011

Other Assets and Liabilities (net) - (23.9)%		(60,360,999)

Net Assets - 100.0%		$253,015,012

*	Non-income producing security.
(a)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of security is on loan.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(e)	Security is in default and/or issuer is in bankruptcy.
(f)	Zero coupon bond - Interest rate represents current yield to maturity.
(g)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

REIT - A Real Estate Investment Trust is a pulled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$128,585,424	$—	$128,585,424
Total Convertible Bonds*	—	5,544,694	—	5,544,694
Loan Participation	—	2,535,789	—	2,535,789
Common Stocks
Beverages	—	1,047,107	—	1,047,107
Commercial Banks	2,699,000	643,047	—	3,342,047
Consumer Finance	2,070,360	—	—	2,070,360
Diversified Financial Services	7,337,487	—	—	7,337,487
Diversified Telecommunication Services	4,459,500	—	—	4,459,500
Electric Utilities	12,758,346	—	—	12,758,346
Gas Utilities	729,400	—	—	729,400
Media	1,095,817	—	—	1,095,817
Metals & Mining	3,116,379	—	—	3,116,379
Multi-Utilities	14,717,091	—	—	14,717,091
Multiline Retail	725,550	—	—	725,550
Office Electronics	846,000	—	—	846,000
Oil, Gas & Consumable Fuels	13,197,113	—	—	13,197,113
Pharmaceuticals	5,784,602	—	—	5,784,602
Real Estate Investment Trusts (REITs)	1,074,374	—	—	1,074,374
Semiconductors & Semiconductor Equipment	1,224,000	—	—	1,224,000
Water Utilities	159,111	—	—	159,111
Wireless Telecommunication Services	—	1,158,674	—	1,158,674
Total Common Stocks	71,994,130	2,848,828	—	74,842,958
Preferred Stocks
Consumer Finance	92,936	—	—	92,936
Thrifts & Mortgage Finance	7,590	11,356	—	18,946
Total Preferred Stocks	100,526	11,356	—	111,882
Convertible Preferred Stocks
Automobiles	—	83,250	—	83,250
Commercial Banks	1,744,200	—	—	1,744,200
Diversified Financial Services	5,767,200	—	—	5,767,200
Electric Utilities	—	520,150	—	520,150
Health Care Providers & Services	—	1,113,200	—	1,113,200
Oil, Gas & Consumable Fuels	—	1,284,625	—	1,284,625
Real Estate Investment Trusts (REITs)	369,750	—	—	369,750
Thrifts & Mortgage Finance	—	6,536	—	6,536
Total Convertible Preferred Stocks	7,881,150	3,007,761	—	10,888,911

See accompanying notes to financial statements.

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Description	Level 1	Level 2	Level 3	Total
Total Warrant*	$7,956	$—	$—	$7,956
Short-Term Investments
Discount Notes	—	5,030,000	—	5,030,000
Mutual Funds	55,933,397	—	—	55,933,397
Repurchase Agreement	—	29,895,000	—	29,895,000
Total Short-Term Investments	55,933,397	34,925,000	—	90,858,397
TOTAL INVESTMENTS	$135,917,159	$177,458,852	$—	$313,376,011

*	See Portfolio of Investments for additional detailed categories.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$278,451,011
Repurchase Agreement	34,925,000
Cash	146,103
Receivable for investments sold	366,283
Receivable for shares sold	44,416
Dividends receivable	195,206
Interest receivable	2,294,100

Total assets	316,422,119

Liabilities
Payables for:
Investments purchased	7,237,430
Shares redeemed	71,846
Collateral for securities loaned	55,933,397
Accrued Expenses:
Management fees	140,542
Distribution and service fees - Class B	6,552
Administration fees	1,715
Custodian and accounting fees	3,789
Deferred trustees’ fees	7,518
Other expenses	4,318

Total liabilities	63,407,107

Net Assets	$253,015,012

Net Assets Represented by
Paid in surplus	$219,587,280
Accumulated net realized gain	2,788,410
Unrealized appreciation on investments and foreign currency transactions	18,261,348
Undistributed net investment income	12,377,974

Net Assets	$253,015,012

Net Assets
Class A	$220,928,933

Class B	32,086,079

Capital Shares Outstanding
Class A	21,881,977

Class B	3,187,788

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.10

Class B	10.07

(a) Identified cost of investments, excluding repurchase agreement, was $260,187,845.
(b) Includes securities loaned at value of $54,606,823

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$2,197,869
Interest (b)	12,536,623

Total investment income	14,734,492

Expenses
Management fees	1,414,688
Administration fees	16,356
Deferred Expense Reimbursement	11,820
Custodian and accounting fees	47,690
Distribution and service fees - Class B	48,478
Audit and tax services	30,184
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	70,831
Insurance	1,648
Miscellaneous	5,525

Total expenses	1,706,334
Less management fee waiver	(188,536)

Net expenses	1,517,798

Net investment income	13,216,694

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	4,392,152
Foreign currency transactions	8,552

Net realized gain on investments and foreign currency transactions	4,400,704

Net change in unrealized appreciation (depreciation) on:
Investments	31,446,166
Foreign currency transactions	(1,946)

Net change in unrealized appreciation on investments and foreign currency transactions	31,444,220

Net realized and unrealized gain on investments and foreign currency transactions	35,844,924

Net Increase in Net Assets from Operations	$49,061,618

(a) Net of foreign withholding taxes of $10,206.
(b) Includes net income on securities loaned of $92,780.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$13,216,694	$2,431,933
Net realized gain (loss) on investments and foreign currency transactions	4,400,704	(2,486,037)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	31,444,220	(13,182,872)

Net increase (decrease) in net assets resulting from operations	49,061,618	(13,236,976)

Distributions to Shareholders
From net investment income
Class A	—	(2,178,346)
Class B	—	(227,949)
From net realized gains
Class A	—	—
Class B	—	—
From return of capital
Class A	—	(31,472)
Class B	—	(3,420)

Net decrease in net assets resulting from distributions	—	(2,441,187)

Capital Share Transactions
Proceeds from shares sold
Class A	94,324,106	115,345,105
Class B	19,527,849	12,589,333
Net asset value of shares issued through dividend reinvestment
Class A	—	2,209,818
Class B	—	231,369
Cost of shares repurchased
Class A	(9,178,415)	(11,330,742)
Class B	(2,679,066)	(1,407,800)

Net increase in net assets from capital share transactions	101,994,474	117,637,083

Net Increase in Net Assets	151,056,092	101,958,920
Net assets at beginning of period	101,958,920	—

Net assets at end of period	$253,015,012	$101,958,920

Undistributed (distributions in excess of) net investment income at end of period	$12,377,974	$(8,146)

*	For the period 4/28/2008 (Commencement of operations) through 12/31/2008.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$7.87	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.66	0.36
Net realized/unrealized gain (loss) on investments	1.57	(2.29)

Total from investment operations	2.23	(1.93)

Less Distributions
Dividends from net investment income	—	(0.20)
Distributions from net realized capital gains	—	—
Distributions from return of capital	—	(0.00)+

Total distributions	—	(0.20)

Net Asset Value, End of Period	$10.10	$7.87

Total Return	28.05%	(19.19)%
Ratio of expenses to average net assets after reimbursement	0.82%	0.88%*
Ratio of expenses to average net assets before reimbursement and rebates	0.93%	1.03%*
Ratio of net investment income to average net assets	7.42%	6.13%*
Portfolio turnover rate	33.4%	12.7%
Net assets, end of period (in millions)	$220.9	$92.0

	Class B
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$7.86	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.64	0.35
Net realized/unrealized gain (loss) on investments	1.57	(2.30)

Total from investment operations	2.21	(1.95)

Less Distributions
Dividends from net investment income	—	(0.19)
Distributions from net realized capital gains	—	—
Distributions from return of capital	—	(0.00)+

Total distributions	—	(0.19)

Net Asset Value, End of Period	$10.07	$7.86

Total Return	27.83%	(19.36)%
Ratio of expenses to average net assets after reimbursement	1.07%	1.14%*
Ratio of expenses to average net assets before reimbursement and rebates	1.18%	1.28%*
Ratio of net investment income to average net assets	7.13%	6.06%*
Portfolio turnover rate	33.4%	12.7%
Net assets, end of period (in millions)	$32.1	$10.0

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Income Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision

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Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Franklin Advisers, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,414,688	0.800%	First $200 Million

	0.675%	$200 Million to $500 Million

	0.650%	Over $500 Million

The advisory fee the Manager pays to the Adviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Adviser and/or its affiliates.

The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009
		Subject to repayment until December 31,
Class A	Class B	2013	2014

0.90%	1.15%	$11,820	$—

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amount was repaid to the Manager in accordance with the Expense Limitation Agreement during the year ended December 31, 2009:                    $11,820

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Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	11,687,885	11,235,260	—	(1,041,168)	10,194,092	21,881,977
4/28/2008-12/31/2008	—	12,732,205	286,990	(1,331,310)	11,687,885	11,687,885

Class B

12/31/2009	1,267,885	2,228,213	—	(308,310)	1,919,903	3,187,788
4/28/2008-12/31/2008	—	1,402,985	30,087	(165,187)	1,267,885	1,267,885

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$157,963,222	$3,415,073	$45,912,727

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$294,121,626	$23,409,297	$(4,154,912)	$19,254,385

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Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$54,606,823	$55,933,397	$—	$55,933,397

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$—	$2,406,295	$—	$—	$—	$34,892	$—	$2,441,187

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total

$13,326,022	$856,662	$19,252,567	$—	$33,435,251

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Total

$1,629,801	$1,629,801

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Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Met/Franklin Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Met/Franklin Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 2009 and the period from April 28, 2008 (commencement of operations) to December 31, 2008 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Income Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2009 and the period from April 28, 2008 (commencement of operations) to December 31, 2008, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Franklin Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Income Portfolio, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- year and since inception periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, and underperformed its other benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one-year period ended August 31, 2009. Based on its review and taking into account the fact that the Portfolio had only recently commenced operations, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

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Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Income Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median, but below the Sub-advised Expense Universe median. The Board also considered that total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Sub-advised Expense Universe, but above the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is voluntarily waiving fees and/or reimbursing expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual advisory fee would be triggered. The Board further considered that the Portfolio’s management fees were above the asset-weighted

28

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

29

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, Met/Franklin Mutual Shares Portfolio had a return of 25.15% and 24.88% for Class A and B shares, respectively, versus 26.46% for its benchmark, the S&P 500 Index1.

Market Environment / Conditions

What made 2009 so remarkable was the extent of the stress imposed on and absorbed by the global economic infrastructure—and the dramatic rebound in the markets from their lows. Until they hit bottom in March, markets plunged to levels not reached in a decade, down a further 26% from year-end 2008 and 57% from the October 2007 peak. The global banking system’s survival came into question, home prices continued to drop and economic paralysis spread.

The equity and credit market rebound was driven not by a single event but a sequence of factors. Initially, the banking system’s mere survival was enough to halt the declines and start the market upward. The results of government “stress tests” of major financial institutions were generally positive, enabling many of those institutions to raise capital in the public markets and avoid a worst-case scenario of government takeovers and/or failures of major banks. The rally was sustained by signs of stabilization in the U.S. housing market, thawing credit markets and resumption of economic activity. Stable home prices helped restore confidence in homeowners and their bank creditors, and businesses began restocking depleted inventories. Investors began to grasp the “green shoots” of a recovery as aggressively as they had looked for protection in a proverbial bunker a month or two before. Although it may have seemed improbable a scant six to nine months ago, by year-end companies in the U.S. were expanding at the fastest pace in nearly four years as the economic recovery gained traction.

Portfolio Review / Current Positioning

Some of the Portfolio’s investments did not fare well and lost value during 2009. Photographic equipment company Eastman Kodak’s stock depreciated as operational losses and revaluation of post-retirement assets and liabilities significantly eroded its book value in 2009’s first quarter. Kodak’s weak cash flow performance also weighed on its share price, largely due to an unprofitable consumer inkjet business and operating earnings declines among its traditional businesses. In September, to alleviate potential bankruptcy concerns, the company entered into a number of capital markets transactions, which increased its debt.

Kroger operates 2,469 supermarkets, 773 convenience stores and more than 100 supercenters in 31 states. Supermarket stocks in general, including Kroger, did not perform well in 2009 as food price deflation in the second half of the year contributed to lower-than-expected operating earnings.

The Portfolio’s Deutsche Post holdings declined in value during the time the portfolio held them, primarily due to concerns about the negative outlook for global growth. In addition, concerns grew about Deutsche Bank’s ability to close the Postbank sale and evidence of Deutsche Post’s exposure to a Postbank rights issue. Lastly, rumors swirled that the company might cut its dividend. The Portfolio sold its position prior to the dividend cut announcement in early 2009.

As the stock market broadly rebounded in 2009, many Portfolio investments increased in value. Three particularly strong Portfolio performers were software giant Microsoft, U.K.-based communications services provider Virgin Media, and International Paper, the world’s largest forest products company.

Early in 2009, Microsoft shares fell as the economic slowdown adversely affected information technology budgets and PC sales. In response, Microsoft laid off employees while positioning itself to expand margins in the event of economic recovery. Our investment appreciated substantially as the market began to anticipate the resumption of growth and the stabilization of earnings.

Virgin Media’s (VMED’s) leveraged balance sheet and operating exposure to reduced consumer spending heightened investor concerns in late 2008 and early 2009. By 2009’s second quarter, VMED’s management took advantage of better credit conditions to refinance $1.6 billion of its near-term maturities. In addition, the company’s second quarter 2009 earnings reflected continued improvement in subscriber metrics and earnings growth.

Our investment in International Paper (IP) appreciated considerably, despite a dramatic share price drop early in 2009. Facing lower demand and significant curtailments in production, which raised unit costs, the company expanded margins partly through productivity initiatives, helping it deliver strong operating results and free cash flow (much of which was used to pay down debt).

One of the first places we began to find new compelling opportunities this past year was in distressed debt, specifically in the senior secured loans of companies that had borrowed considerable capital in the preceding few years when credit markets were awash in liquidity. A number of these positions appreciated dramatically over the past year as market spreads declined and capital flowed back into credit. Overall, the credit market recovery forestalled the widespread supply of distressed securities that many anticipated, but the day of reckoning may yet come for some of the “extend and pretend” debt that is present in today’s market.

Given the dramatic nature of the equity market sell-off, we believe we found good opportunities throughout 2009 in undervalued stocks. Some of our top stocks were mining companies, paper and forest products producers, and deepwater, offshore petroleum drillers. Economically defensive industries with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows likewise produced some of the Portfolio’s best results by security type. We anticipate continued opportunities in the area of undervalued equities as 2010 unfolds.

1

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary* (continued)

We also found opportunities in merger arbitrage situations, with positive results from our participation in large strategic deals such as Pfizer’s acquisition of Wyeth and Merck’s acquisition of Schering-Plough, although the returns were lower than those produced by simply owning the stocks outright, which is typical for such a strategy during market rallies. Merger and acquisition activity increased over the latter part of 2009, and we expect it to accelerate further.

We remain focused on our discipline of buying securities at what we think are very attractive prices and investing opportunistically for the long term through all economic cycles. Formidable headwinds remain in 2010, as the reserve currency status of the U.S. dollar continues to be questioned, as does the ability of the Federal Reserve to scale back monetary stimulus without slowing the economic recovery. Imbalances and upheavals often generate mispriced securities, and that volatility should help us find value for our shareholders.

Team Managed Approach

Peter A. Langerman, Co-Portfolio Manager

F. David Segal CFA, Co-Portfolio Manager

Deborah A. Turner CFA, Assistant Portfolio Manager

Franklin Mutual Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
CVS Caremark Corp.	2.9%
Microsoft Corp.	2.5%
News Corp. - Class A	2.4%
Altria Group, Inc.	2.1%
Berkshire Hathaway, Inc. - Class B	2.1%
Weyerhaeuser Co.	2.1%
British American Tobacco Plc	2.0%
Imperial Tobacco Group Plc	2.0%
Nestle S.A.	1.8%
Transocean, Ltd.	1.7%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	24.8%
Short-Term Investments	23.0%
Financials	10.7%
Communications	7.3%
Technology	6.6%
Industrials	5.7%
Cyclical	5.5%
Energy	5.3%
Basic Materials	3.8%
Utilities	3.2%

2

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Met/Franklin Mutual Shares Portfolio managed by

Franklin Mutual Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	Since Inception[3]
Met/Franklin Mutual Shares Portfolio—Class A	25.15%	-10.12%
Class B	24.88%	-10.36%
S&P 500 Index[1]	26.46%	-10.40%

The performance of Class B shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.92%	$1,000.00	$1,215.90	$5.14
Hypothetical	0.92%	1,000.00	1,020.57	4.69

Class B
Actual	1.17%	$1,000.00	$1,213.20	$6.53
Hypothetical	1.17%	1,000.00	1,019.31	5.96

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 1.2%
Diversified Consumer Services - 0.0%
Spectrum Brands, Inc. 1.000%, due 04/01/13	$2,504	$2,484
5.000%, due 04/01/13	48,783	48,390

		50,874

Diversified Financial Services - 0.4%
CIT Group, Inc. 7.000%, due 05/01/13-05/01/17	3,926,756	3,515,674

		3,515,674

Electrical Equipment - 0.3%
Texas Competitive Electric Holding LLC 1.000%, due 10/10/14(a)	2,550,487	2,073,188

Insurance - 0.1%
American General Finance Corp. 6.900%, due 12/15/17	882,000	613,260

IT Services - 0.0%
First Data Corp. 1.000%, due 09/24/14(a)	370,660	330,322

		330,322

Media - 0.4%
Charter Communications, Inc. 6.250%, due 03/06/14	3,007,044	2,824,532

Total Domestic Bonds & Debt Securities (Cost $7,584,861)		9,407,850

Loan Participation - 3.0%
Boston Generating LLC 2.500%, due 12/21/13(a)	615,505	478,226
Charter Communications, Inc. 7.250%, due 03/06/14(a)	171,024	174,872
CIT Group 13.000%, due 01/20/12(a)	1,354,000	1,404,416
9.500%, due 01/20/12	3,384,000	3,477,060
First Data Corp. 3.000%, due 09/24/14(a)	46,407	41,238
Lyondell Chemical Co. 13.000%, due 04/06/10	175,500	183,581
Realogy Corp. 3.246%, due 10/10/13	2,133,533	1,902,855
3.287%, due 10/10/13-10/15/17(a)	6,984,677	6,276,074
3.280%, due 10/10/13(a)	6,330,361	5,645,922
Spectrum Brands, Inc. 8.000%, due 03/29/13(f)	153,443	214,540

Security Description	Shares/Par Amount	Value

Loan Participation - continued
Texas Competitive Electric Holdings LLC 3.375%, due 10/10/14(a)	$5,411,341	$4,348,457

Total Loan Participation (Cost $22,232,328)		24,147,241

Common Stocks - 83.2%
Aerospace & Defense - 0.1%
GenCorp, Inc.*(b)	143,356	1,003,492

Air Freight & Logistics - 0.5%
TNT N.V.	124,452	3,808,933

Automobiles - 0.5%
Daimler AG	78,235	4,179,424

Beverages - 5.0%
Brown-Forman Corp. - Class B(b)	55,753	2,986,688
Carlsberg A.S. - Class B	53,103	3,918,370
Dr Pepper Snapple Group, Inc.	464,272	13,138,898
Pepsi Bottling Group, Inc. (The)	215,033	8,063,737
PepsiAmericas, Inc.	78,900	2,308,614
Pernod Ricard S.A.(b)	120,199	10,316,235

		40,732,542

Building Products - 0.6%
Owens Corning, Inc.*(b)	203,262	5,211,638

Capital Markets - 1.6%
Deutsche Bank AG	57,106	4,024,566
Deutsche Bank AG(b)	3,200	226,912
Morgan Stanley	162,370	4,806,152
UBS AG*	249,730	3,832,072

		12,889,702

Chemicals - 0.9%
Linde AG	62,659	7,541,162

Commercial Banks - 1.8%
Barclays Plc	1,639,298	7,228,997
Intesa Sanpaolo*	805,759	3,609,930
Societe Generale	24,820	1,717,177
Wells Fargo & Co.	88,700	2,394,013

		14,950,117

Communications Equipment - 1.0%
Motorola, Inc.*	936,265	7,265,416
Tandberg ASA	27,241	775,435

		8,040,851

Computers & Peripherals - 1.7%
Dell, Inc.*	690,503	9,915,623
Sun Microsystems, Inc.*	443,816	4,158,556

		14,074,179

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Diversified Consumer Services - 0.4%
H&R Block, Inc.	72,133	$1,631,648
Hillenbrand, Inc.	90,072	1,696,957

		3,328,605

Diversified Financial Services - 1.8%
Bank of America Corp.	414,444	6,241,527
Bond Street Holdings LLC -Class A*(144A)(c)	51,700	1,034,000
CIT Group, Inc.*	73,014	2,015,916
Deutsche Boerse AG	67,443	5,606,714

		14,898,157

Diversified Telecommunication Services - 2.4%
Cable & Wireless Plc	3,191,447	7,212,880
Koninklijke (Royal) KPN N.V.	439,172	7,448,334
Telefonica S.A.	165,381	4,608,943

		19,270,157

Electric Utilities - 2.8%
E. On AG	284,653	11,882,355
Entergy Corp.	51,930	4,249,951
Exelon Corp.	125,066	6,111,976

		22,244,282

Electronic Equipment, Instruments & Components - 0.5%
Tyco Electronics, Ltd.	177,905	4,367,568

Energy Equipment & Services - 2.5%
Baker Hughes, Inc.(b)	61,086	2,472,761
Exterran Holdings, Inc.*(b)	18,513	397,104
Pride International, Inc.*(b)	117,147	3,738,161
Transocean, Ltd.*	165,836	13,731,221

		20,339,247

Food & Staples Retailing - 5.4%
Carrefour S.A.	78,733	3,785,042
CVS Caremark Corp.	731,078	23,548,022
Kroger Co. (The)(b)	457,850	9,399,661
SUPERVALU, Inc.(b)	169,360	2,152,566
Wal-Mart Stores, Inc.	91,161	4,872,555

		43,757,846

Food Products - 5.8%
Cadbury Plc	909,965	11,717,943
General Mills, Inc.	95,642	6,772,410
Groupe Danone	35,973	2,190,500
Kraft Foods, Inc. - Class A	438,893	11,929,112
Nestle S.A.	300,316	14,573,990

		47,183,955

Gas Utilities - 0.5%
GDF Suez(b)	100,334	4,352,410

Health Care Equipment & Supplies - 0.7%
Becton, Dickinson & Co.	70,693	5,574,850

Security Description	Shares	Value

Health Care Providers & Services - 2.3%
Tenet Healthcare Corp.*(b)	1,551,881	$8,364,639
UnitedHealth Group, Inc.	325,125	9,909,810

		18,274,449

Hotels, Restaurants & Leisure - 0.1%
Thomas Cook Group Plc	214,165	795,931

Independent Power Producers & Energy Traders - 0.3%
NRG Energy, Inc.*	112,700	2,660,847

Industrial Conglomerates - 4.2%
Keppel Corp., Ltd.	761,791	4,436,110
Orkla A.S.A.	1,367,484	13,332,981
Siemens AG	112,733	10,339,121
Tyco International, Ltd.	163,140	5,820,835

		33,929,047

Insurance - 4.8%
ACE, Ltd.	145,119	7,313,998
Berkshire Hathaway, Inc. - Class B*	5,133	16,867,038
Conseco, Inc.*(b)	206,603	1,033,015
Old Republic International Corp.(b)	384,552	3,860,902
Travelers Cos., Inc. (The)	84,471	4,211,724
White Mountains Insurance Group, Ltd.	5,449	1,812,664
Zurich Financial Services AG	18,418	4,000,117

		39,099,458

IT Services - 0.6%
Affiliated Computer Services, Inc. - Class A*	84,595	5,049,476

Leisure Equipment & Products - 1.7%
Eastman Kodak Co.*(b)	225,113	949,977
Mattel, Inc.	635,303	12,693,354

		13,643,331

Life Sciences Tools & Services - 0.2%
MDS, Inc.*	179,674	1,406,144

Marine - 1.0%
A.P. Moller - Maersk A.S. - Class B	1,141	7,977,763

Media - 3.8%
News Corp. - Class A	1,391,859	19,054,550
Time Warner Cable, Inc.	77,121	3,192,038
Virgin Media, Inc.(b)	515,677	8,678,844

		30,925,432

Metals & Mining - 0.8%
Anglo American Plc*	145,672	6,308,999

Office Electronics - 0.8%
Xerox Corp.(b)	749,096	6,337,352

Oil, Gas & Consumable Fuels - 3.6%
Marathon Oil Corp.	347,900	10,861,438
Noble Energy, Inc.	37,516	2,671,890

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels - continued
Royal Dutch Shell Plc - Class A	328,801	$9,944,500
Total S.A.	83,569	5,354,671

		28,832,499

Paper & Forest Products - 3.5%
Domtar Corp.*(b)	71,818	3,979,435
International Paper Co.	280,102	7,501,132
Weyerhaeuser Co.(b)	389,501	16,803,073

		28,283,640

Personal Products - 0.3%
L’Oreal S.A.	18,710	2,077,058

Pharmaceuticals - 0.9%
Novartis AG	131,862	7,176,158

Real Estate Investment Trusts (REITs) - 1.2%
Alexander’s, Inc.(b)	18,738	5,704,222
Link (The)	1,429,723	3,623,377

		9,327,599

Real Estate Management & Development - 0.5%
Forestar Real Estate Group, Inc.*(b)	90,350	1,985,893
St. Joe Co. (The)*(b)	65,383	1,888,915

		3,874,808

Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	56,594	5,581,300

Semiconductors & Semiconductor Equipment - 1.9%
LSI Corp.*	1,572,265	9,449,313
Maxim Integrated Products, Inc.	289,674	5,880,382

		15,329,695

Software - 3.0%
Microsoft Corp.	666,027	20,307,163
Nintendo Co., Ltd.(b)	17,933	4,253,364

		24,560,527

Tobacco - 8.9%
Altria Group, Inc.	872,186	17,121,011
British American Tobacco Plc	509,586	16,543,034
Imperial Tobacco Group Plc	513,329	16,189,168
Japan Tobacco, Inc.(b)	1,435	4,844,259
KT&G Corp.	60,167	3,324,647
Lorillard, Inc.	33,199	2,663,556
Philip Morris International, Inc.	101,598	4,896,008
Reynolds American, Inc.(b)	115,246	6,104,580

		71,686,263

Transportation - 0.4%
Prime Infrastructure Group	762,551	2,821,682

Wireless Telecommunication Services - 1.2%
Vodafone Group Plc	4,050,698	9,386,875

Total Common Stocks (Cost $560,680,005)		673,095,450

Security Description	Shares/Par Amount	Value

Convertible Preferred Stock - 0.4%
Diversified Financial Services - 0.4%
Bank of America Corp.* 10.000%(a) (Cost - $3,626,508)	241,400	$3,601,688

Short-Term Investments - 26.2%
Mutual Funds - 14.1%
State Street Navigator Securities Lending Prime Portfolio(d)	113,835,540	113,835,540

Repurchase Agreement - 4.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $35,470,020 on 01/04/10 collateralized by $36,090,000 Federal Home Loan Bank at 1.625% due 04/05/12 with a value of $36,180,225.	$35,470,000	35,470,000

U.S. Treasuries - 7.7%
U.S. Treasury Bills 0.080%, due 01/07/10(b)(e)	5,000,000	4,999,933
0.235%, due 01/14/10(b)(e)	5,000,000	4,999,576
0.270%, due 02/04/10(b)(e)	5,000,000	4,998,725
0.027%, due 02/11/10(e)	5,000,000	4,998,864
0.245%, due 02/18/10(b)(e)	2,000,000	1,999,347
0.245%, due 02/25/10(b)(e)	3,000,000	2,998,877
0.098%, due 03/04/10(b)(e)	3,000,000	2,999,496
0.110%, due 03/11/10(b)(e)	3,000,000	2,999,368
0.184%, due 03/18/10(b)(e)	5,000,000	4,998,058
0.150%, due 04/15/10(e)	3,500,000	3,498,483
0.115%, due 05/13/10(b)(e)	3,000,000	2,998,735
0.140%, due 05/27/10(b)(e)	5,000,000	4,997,161
0.140%, due 06/03/10(e)	5,000,000	4,997,025
0.085%, due 06/10/10(b)(e)	5,000,000	4,996,714
0.170%, due 06/24/10(e)	5,000,000	4,995,892

		62,476,254

Total Short-Term Investments (Cost $211,781,794)		211,781,794

Total Investments - 114.0% (Cost $805,905,496)		922,034,023

Other Assets and Liabilities (net) - (14.0)%		(112,953,197)

Net Assets - 100.0%		$809,080,826

*	Non-income producing security.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

(b)	All or a portion of security is on loan.
(c)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	Represents investment of collateral received from securities lending transactions.
(e)	Zero coupon bond - Interest rate represents current yield to maturity.
(f)	Par shown in Euro Currency. Value is shown in USD.

Countries Diversification as of December 31, 2009 (Unaudited)
Top Countries

Percent of Portfolio Market Value
United States	68.3%
United Kingdom	9.3%
Switzerland	6.6%
Germany	4.8%
France	3.2%
Norway	1.5%
Denmark	1.3%
Netherlands	1.2%
Japan	1.0%
Spain	0.5%

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$9,407,850	$—	$9,407,850
Loan Participation	—	24,147,241	—	24,147,241
Common Stocks
Aerospace & Defense	1,003,492	—	—	1,003,492
Air Freight & Logistics	—	3,808,933	—	3,808,933
Automobiles	—	4,179,424	—	4,179,424
Beverages	26,497,937	14,234,605	—	40,732,542
Building Products	5,211,638	—	—	5,211,638
Capital Markets	5,033,064	7,856,638	—	12,889,702
Chemicals	—	7,541,162	—	7,541,162
Commercial Banks	2,394,013	12,556,104	—	14,950,117
Communications Equipment	7,265,416	775,435	—	8,040,851
Computers & Peripherals	14,074,179	—	—	14,074,179
Diversified Consumer Services	3,328,605	—	—	3,328,605
Diversified Financial Services	8,257,443	5,606,714	1,034,000	14,898,157
Diversified Telecommunication Services	—	19,270,157	—	19,270,157
Electric Utilities	10,361,927	11,882,355	—	22,244,282
Electronic Equipment, Instruments & Components	4,367,568	—	—	4,367,568
Energy Equipment & Services	20,339,247	—	—	20,339,247
Food & Staples Retailing	39,972,804	3,785,042	—	43,757,846
Food Products	18,701,522	28,482,433	—	47,183,955
Gas Utilities	—	4,352,410	—	4,352,410
Health Care Equipment & Supplies	5,574,850	—	—	5,574,850
Health Care Providers & Services	18,274,449	—	—	18,274,449
Hotels, Restaurants & Leisure	—	795,931	—	795,931
Independent Power Producers & Energy Traders	2,660,847	—	—	2,660,847
Industrial Conglomerates	5,820,835	28,108,212	—	33,929,047
Insurance	35,099,341	4,000,117	—	39,099,458
IT Services	5,049,476	—	—	5,049,476
Leisure Equipment & Products	13,643,331	—	—	13,643,331
Life Sciences Tools & Services	1,406,144	—	—	1,406,144
Marine	—	7,977,763	—	7,977,763
Media	30,925,432	—	—	30,925,432
Metals & Mining	—	6,308,999	—	6,308,999
Office Electronics	6,337,352	—	—	6,337,352
Oil, Gas & Consumable Fuels	23,477,828	5,354,671	—	28,832,499
Paper & Forest Products	28,283,640	—	—	28,283,640
Personal Products	—	2,077,058	—	2,077,058
Pharmaceuticals	—	7,176,158	—	7,176,158
Real Estate Investment Trusts (REITs)	5,704,222	3,623,377	—	9,327,599
Real Estate Management & Development	3,874,808	—	—	3,874,808
Road & Rail	5,581,300	—	—	5,581,300
Semiconductors & Semiconductor Equipment	15,329,695	—	—	15,329,695
Software	20,307,163	4,253,364	—	24,560,527
Tobacco	30,785,155	40,901,108	—	71,686,263

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Description	Level 1	Level 2	Level 3	Total
Transportation	$—	$2,821,682	$—	$2,821,682
Wireless Telecommunication Services	—	9,386,875	—	9,386,875
Total Common Stocks	424,944,723	247,116,727	1,034,000	673,095,450
Total Convertible Preferred Stock*	3,601,688	—	—	3,601,688
Short-Term Investments
Mutual Funds	113,835,540	—	—	113,835,540
Repurchase Agreement	—	35,470,000	—	35,470,000
U.S. Government & Agency Discount Notes	—	17,996,224	—	17,996,224
U.S. Treasuries	—	44,480,030	—	44,480,030
Total Short-Term Investments	113,835,540	97,946,254	—	211,781,794
TOTAL INVESTMENTS	542,381,951	378,618,072	1,034,000	922,034,023

	Level 1		Level 2		Level 3		Total
	Asset	Liability	Asset	Liability	Asset	Liability
Forward Contracts**	$—	$—	$5,573,144	$(727,442)	$—	$—	$4,845,702

*	See Portfolio of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Net Purchases	Balance as of December 31, 2009
Common Stock
Diversified Financial Services	$—	$1,034,000	$1,034,000
Total	$—	$1,034,000	$1,034,000

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Statement Of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$886,564,023
Repurchase Agreement	35,470,000
Cash	478
Cash denominated in foreign currencies (c)	2,292,284
Receivable for investments sold	748,754
Receivable for shares sold	366,003
Dividends receivable	1,188,284
Receivable from Manager	10,751
Interest receivable	231,902
Unrealized appreciation on forward foreign currency exchange contracts	5,573,144

Total assets	932,445,623

Liabilities
Payables for:
Investments purchased	7,969,737
Shares redeemed	172,459
Unrealized depreciation on forward foreign currency exchange contracts	727,442
Collateral for securities loaned	113,835,540
Accrued Expenses:
Management fees	591,400
Distribution and service fees - Class B	30,904
Administration fees	4,519
Custodian and accounting fees	19,749
Deferred trustees’ fees	7,518
Other expenses	5,529

Total liabilities	123,364,797

Net Assets	$809,080,826

Net Assets Represented by
Paid in surplus	$685,534,973
Accumulated net realized loss	8,058,692
Unrealized appreciation on investments and foreign currency transactions	120,935,560
Distribution in excess of net investment income	(5,448,399)

Net Assets	$809,080,826

Net Assets
Class A	$657,559,298

Class B	151,521,528

Capital Shares Outstanding
Class A	81,065,549

Class B	18,750,562

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.11

Class B	8.08

(a)	Identified cost of investments, excluding repurchase agreement, was $770,435,496.
(b)	Includes securities loaned at value of $110,880,492.
(c)	Identified cost of cash denominated in foreign currencies was $2,322,868.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$10,117,016
Interest (b)	1,734,907

Total investment income	11,851,923

Expenses
Management fees	3,986,870
Administration fees	37,680
Deferred Expense Reimbursement	53,671
Custodian and accounting fees	209,767
Distribution and service fees - Class B	213,947
Audit and tax services	31,156
Legal	36,394
Trustees’ fees and expenses	21,139
Shareholder reporting	97,725
Insurance	5,380
Miscellaneous	5,444

Total expenses	4,699,173

Net investment income	7,152,750

Net Realized and Unrealized Gain (Loss) on Investments, Options Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	15,180,964
Options contracts	161,193
Foreign currency transactions	(14,369,081)

Net realized gain on investments, options contracts and foreign currency transactions	973,076

Net change in unrealized appreciation (depreciation) on:
Investments	143,298,249
Options contracts	(6,941)
Foreign currency transactions	5,103,326

Net change in unrealized appreciation on investments, options contracts and foreign currency transactions	148,394,634

Net realized and unrealized gain on investments, options contracts and foreign currency transactions	149,367,710

Net Increase in Net Assets from Operations	$156,520,460

(a)	Net of foreign withholding taxes of $471,405.
(b)	Includes net income on securities loaned of $211,505.

See accompanying notes to financial statements.

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Met/Franklin Mutual Shares Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$7,152,750	$565,553
Net realized gain (loss) on investments, option contracts and foreign currency transactions	973,076	(2,616,187)
Net change in unrealized appreciation (depreciation) on investments, option contracts and foreign currency transactions	148,394,634	(27,459,074)

Net increase (decrease) in net assets resulting from operations	156,520,460	(29,509,708)

Distributions to Shareholders
From net investment income
Class A	—	(2,584,867)
Class B	—	(882,980)
From net realized gains
Class A	—	—
Class B	—	—
From return of capital
Class A	—	(19,582)
Class B	—	(6,878)

Net decrease in net assets resulting from distributions	—	(3,494,307)

Capital Share Transactions
Proceeds from shares sold
Class A	454,214,814	118,406,995
Class B	105,080,118	40,935,999
Net asset value of shares issued through dividend reinvestment
Class A	—	2,604,449
Class B	—	889,858
Cost of shares repurchased
Class A	(18,383,588)	(4,385,272)
Class B	(11,154,001)	(2,644,991)

Net increase in net assets from capital share transactions	529,757,343	155,807,038

Net Increase in Net Assets	686,277,803	122,803,023
Net assets at beginning of period	122,803,023	—

Net assets at end of period	$809,080,826	$122,803,023

Distributions in excess of net investment income at end of period	$(5,448,399)	$(392,481)

*	For the period 4/28/2008 (Commencement of operations) through 12/31/2008.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$6.48	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.11	0.07
Net realized/unrealized gain (loss) on investments	1.52	(3.40)

Total from investment operations	1.63	(3.33)

Less Distributions
Dividends from net investment income	—	(0.19)
Distributions from return of capital	—	(0.00)+

Total distributions	—	(0.19)

Net Asset Value, End of Period	$8.11	$6.48

Total Return	25.15%	(33.20)%
Ratio of expenses to average net assets after reimbursement	0.90%	0.90%*
Ratio of expenses to average net assets before reimbursement and rebates	0.90%	1.32%*
Ratio of net investment income to average net assets	1.47%	1.29%*
Portfolio turnover rate	60.8%	23.6%
Net assets, end of period (in millions)	$657.6	$90.9

	Class B
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$6.47	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.09	0.05
Net realized/unrealized gain (loss) on investments	1.52	(3.39)

Total from investment operations	1.61	(3.34)

Less Distributions
Dividends from net investment income	—	(0.19)
Distributions from return of capital	—	(0.00)+

Total distributions	—	(0.19)

Net Asset Value, End of Period	$8.08	$6.47

Total Return	24.88%	(33.36)%
Ratio of expenses to average net assets after reimbursement	1.15%	1.15%*
Ratio of expenses to average net assets before reimbursement and rebates	1.15%	1.60%*
Ratio of net investment income to average net assets	1.27%	1.05%*
Portfolio turnover rate	60.8%	23.6%
Net assets, end of period (in millions)	$151.5	$31.9

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Mutual Shares Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

14

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Franklin Mutual Advisers, LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio

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Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$3,986,870	0.800%	ALL

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009
		Subject to repayment until December 31,
Class A	Class B	2013	2014

0.90%	1.15%	$139,371	$—

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amount was repaid to the Manager in accordance with the Expense Limitation Agreement during the period ended December 31, 2009:                    $53,671

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	14,019,950	69,470,732	—	(2,425,133)	67,045,599	81,065,549
4/28/2008-12/31/2008	—	14,110,601	413,405	(504,056)	14,019,950	14,019,950

Class B

12/31/2009	4,931,331	15,407,187	—	(1,587,956)	13,819,231	18,750,562
4/28/2008-12/31/2008	—	5,138,226	141,472	(348,367)	4,931,331	4,931,331

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$715,768,824	$—	$264,619,244

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$810,027,616	$121,230,862	$(9,224,455)	$112,006,407

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

At December 31, 2009, the Portfolio had following derivatives, grouped into appropriate risk categories:

Asset Derivatives & Liability Derivatives—Fair Value
Risk Exposure

Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$5,573,144	Unrealized depreciation on forward foreign currency exchange contracts	$(727,442)

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Risk Exposure
Location Statement of Operations—Net Realized Gain (Loss)	Forward Exchange	Equity	Total

Investments	$—	$(1,801,308)	$(1,801,308)

Option contracts	—	161,193	161,193

Foreign currency transactions	(5,286,376)	—	(5,286,376)

Total	$(5,286,376)	$(1,640,115)	$(6,926,491)

Location Statement of Operations—Net Change in Unrealized Gain (Loss)	Foreign Exchange	Equity	Total

Option contracts	$—	$(6,941)	$(6,941)

Foreign currency transactions	5,147,900	—	5,147,900

Total	$5,147,900	$(6,941)	$5,140,959

For the year ended December 31, 2009, the average per contract outstanding for each derivative type was as follows:

Average Notional Amounts or Contract Amount(a)	Foreign Exchange Contracts

Foreign currency transactions	$145,716,238

Option Contracts	(55)
(a)	Amount Represents the average notional amount or contract amount.

7. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/19/2010	State Street Bank and Trust Co.	379,100	AUD	$339,833	$345,258	$(5,425)
1/19/2010	Bank of America Securities LLC	240,000	AUD	215,141	218,328	(3,187)
1/19/2010	Deutshe Bank AG London	120,000	AUD	107,570	109,177	(1,607)
5/10/2010	State Street Bank and Trust Co.	428,500	CHF	414,166	422,334	(8,168)

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/14/2010	State Street Bank and Trust Co.	91,385	EUR	$130,990	$135,839	$(4,849)
1/14/2010	State Street Bank and Trust Co.	2,015,600	EUR	2,889,132	3,035,010	(145,878)
1/14/2010	State Street Bank and Trust Co.	142,769	EUR	204,642	213,911	(9,269)
1/14/2010	State Street Bank and Trust Co.	457,799	EUR	656,202	686,249	(30,047)
1/14/2010	State Street Bank and Trust Co.	221,070	EUR	316,878	333,574	(16,696)
1/14/2010	State Street Bank and Trust Co.	464,251	EUR	665,451	687,812	(22,361)
1/14/2010	State Street Bank and Trust Co.	520,670	EUR	746,320	766,587	(20,267)
1/14/2010	State Street Bank and Trust Co.	480,409	EUR	688,612	706,629	(18,017)
1/14/2010	State Street Bank and Trust Co.	77,959	EUR	111,745	114,669	(2,924)
4/20/2010	State Street Bank and Trust Co.	62,157,640	JPY	668,150	680,568	(12,418)
4/20/2010	State Street Bank and Trust Co.	13,400,000	JPY	144,040	147,520	(3,480)
2/16/2010	State Street Bank and Trust Co.	1,750,000	NOK	301,469	307,220	(5,751)
3/24/2010	State Street Bank and Trust Co.	172,500	SGD	122,782	122,405	377
3/24/2010	State Street Bank and Trust Co.	123,063	SGD	87,593	87,545	48
3/24/2010	State Street Bank and Trust Co.	78,300	SGD	55,732	55,706	26

						$(309,893)

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/19/2010	State Street Bank and Trust Co.	88,000	AUD	$78,885	$78,714	$(171)
1/19/2010	Deutshe Bank AG London	1,700,000	AUD	1,523,913	1,570,800	46,887
5/10/2010	State Street Bank and Trust Co.	6,500,000	CHF	6,282,560	6,120,527	(162,033)
5/10/2010	State Street Bank and Trust Co.	368,500	CHF	356,173	341,457	(14,716)
5/10/2010	State Street Bank and Trust Co.	217,806	CHF	210,520	206,436	(4,084)
5/10/2010	State Street Bank and Trust Co.	970,000	CHF	937,551	974,600	37,049
5/10/2010	State Street Bank and Trust Co.	107,666	CHF	104,064	103,957	(107)
5/10/2010	Barclays Bank Plc	6,509,893	CHF	6,292,122	6,130,420	(161,702)
5/10/2010	Bank of America Securities LLC	2,015,637	CHF	1,948,209	1,902,334	(45,875)
5/10/2010	Bank of America Securities LLC	225,601	CHF	218,054	213,597	(4,457)
5/10/2010	Bank of America Securities LLC	550,000	CHF	531,601	538,476	6,875
5/10/2010	Bank of America Securities LLC	728,600	CHF	704,227	717,833	13,606
5/10/2010	Deutshe Bank AG London	239,572	CHF	231,557	233,548	1,991
5/10/2010	Bank of America Securities LLC	244,275	CHF	236,104	236,138	34
4/23/2010	State Street Bank and Trust Co.	15,298,937	DKK	2,943,170	3,071,243	128,073
4/23/2010	State Street Bank and Trust Co.	1,081,000	DKK	207,960	217,177	9,217
4/23/2010	State Street Bank and Trust Co.	2,303,121	DKK	443,068	459,429	16,361
1/14/2010	State Street Bank and Trust Co.	63,946,982	EUR	91,660,672	94,456,087	2,795,415
1/14/2010	State Street Bank and Trust Co.	354,640	EUR	508,336	524,662	16,326
1/14/2010	State Street Bank and Trust Co.	366,349	EUR	525,120	542,571	17,451
1/14/2010	State Street Bank and Trust Co.	214,394	EUR	307,309	319,623	12,314

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/14/2010	State Street Bank and Trust Co.	151,824	EUR	$217,622	$225,952	$8,330
1/14/2010	State Street Bank and Trust Co.	601,324	EUR	861,929	899,731	37,802
1/14/2010	State Street Bank and Trust Co.	568,303	EUR	814,598	842,408	27,810
1/13/2010	State Street Bank and Trust Co.	132,952	GBP	214,886	220,048	5,162
1/13/2010	State Street Bank and Trust Co.	479,420	GBP	774,875	792,261	17,386
1/13/2010	State Street Bank and Trust Co.	525,461	GBP	849,290	867,484	18,194
1/13/2010	State Street Bank and Trust Co.	579,700	GBP	936,955	960,401	23,446
1/13/2010	State Street Bank and Trust Co.	418,738	GBP	676,796	690,616	13,820
1/13/2010	State Street Bank and Trust Co.	406,567	GBP	657,124	666,310	9,186
1/13/2010	State Street Bank and Trust Co.	139,492	GBP	225,457	231,664	6,207
1/13/2010	State Street Bank and Trust Co.	393,000	GBP	635,196	640,169	4,973
1/13/2010	State Street Bank and Trust Co.	520,389	GBP	841,091	841,115	24
1/13/2010	Bank of America Securities LLC	35,288,310	GBP	57,035,608	58,860,901	1,825,293
1/13/2010	Deutshe Bank AG London	1,467,234	GBP	2,371,454	2,407,797	36,343
1/13/2010	Deutshe Bank AG London	406,252	GBP	656,614	660,130	3,516
1/13/2010	Deutshe Bank AG London	151,668	GBP	245,137	246,414	1,277
4/20/2010	State Street Bank and Trust Co.	11,000,000	JPY	118,242	121,821	3,579
4/20/2010	State Street Bank and Trust Co.	28,074,573	JPY	301,782	317,841	16,059
4/20/2010	State Street Bank and Trust Co.	23,053,824	JPY	247,812	251,589	3,777
4/20/2010	Deutshe Bank AG London	306,283,980	JPY	3,292,333	3,365,758	73,425
4/20/2010	Bank of America Securities LLC	21,000,000	JPY	225,735	227,283	1,548
1/15/2010	Bank of America Securities LLC	140,220,000	KRW	120,378	120,000	(378)
1/15/2010	Bank of America Securities LLC	697,350,000	KRW	598,671	600,000	1,329
1/15/2010	Deutshe Bank AG London	347,325,000	KRW	298,177	300,000	1,823
1/15/2010	Bank of America Securities LLC	210,204,000	KRW	180,459	180,000	(459)
1/15/2010	Bank of America Securities LLC	283,140,000	KRW	243,074	240,000	(3,074)
1/15/2010	Bank of America Securities LLC	264,600,000	KRW	227,158	225,000	(2,158)
1/15/2010	Bank of America Securities LLC	48,522,600	KRW	41,656	42,000	344
1/15/2010	Bank of America Securities LLC	121,157,400	KRW	104,013	105,000	987
1/15/2010	Bank of America Securities LLC	237,123,500	KRW	203,569	205,000	1,431
1/15/2010	Bank of America Securities LLC	118,182,500	KRW	101,459	102,500	1,041
1/15/2010	Bank of America Securities LLC	50,000,000	KRW	42,925	42,790	(135)
2/16/2010	State Street Bank and Trust Co.	63,141,889	NOK	10,877,316	11,172,194	294,878
2/16/2010	State Street Bank and Trust Co.	1,341,216	NOK	231,048	236,394	5,346
2/16/2010	State Street Bank and Trust Co.	3,100,000	NOK	534,030	555,655	21,625
2/16/2010	State Street Bank and Trust Co.	1,778,597	NOK	306,395	310,602	4,207
2/16/2010	State Street Bank and Trust Co.	2,300,900	NOK	396,371	395,681	(690)
2/16/2010	Bank of America Securities LLC	4,100,000	NOK	706,298	704,770	(1,528)
3/24/2010	State Street Bank and Trust Co.	3,140,416	SGD	2,235,276	2,221,070	(14,206)
3/24/2010	State Street Bank and Trust Co.	180,000	SGD	128,120	129,046	926
3/24/2010	Bank of America Securities LLC	293,500	SGD	208,907	207,582	(1,325)

						$5,155,595

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Forward Foreign Currency Exchange Contracts - continued

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro Dollar

GBP - Great Britain Pound

JPY - Japanese Yen

KRW - South Korean Won

NOK - Norwegian Krone

SGD - Singapore Dollar

8. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$110,880,492	$113,835,540	$141,626	$113,977,166

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

9. Written Options

The Portfolio transactions in options during the period ended December 31, 2009 were as follows:

Call Options	Number of Contracts	Premium

Options outstanding at December 31, 2008	60	$9,656
Options written	981	151,537
Options exercised and expired	(1,041)	(161,193)

Options outstanding at December 31, 2009	—	$—

10. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

12. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008

$—	$3,467,847	$—	$—	$—	$26,460	$—	$3,494,307

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total

$11,446,134	$—	$112,107,237	$—	$123,553,371

13. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolios’ financial statements.

14. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Met/Franklin Mutual Shares Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 2009 and the period from April 28, 2008 (commencement of operations) to December 31, 2008, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Mutual Shares Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2009 and the period from April 28, 2008 (commencement of operations) to December 31, 2008, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Franklin Mutual Shares Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Mutual Shares Portfolio, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- year and since inception periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one-year period ended August 31, 2009. Based on its review and taking into account the fact that the Portfolio had only recently commenced operations, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Mutual Shares Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that total expenses (exclusive of 12b-1 fees) were slightly above the Expense Group median, and above the Expense Universe median, and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also took into account management’s discussion of expenses, including the peer group in which the Portfolio was placed for the Lipper report and the impact of additional assets on the Portfolio’s since the date of the Lipper report. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Mutual Shares Portfolio, the Board noted that although the Portfolio’s advisory fee or sub-advisory fee do not contain breakpoints, the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

30

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Met Investors Series Trust Met/Franklin Templeton Founding Strategy Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Met/Franklin Templeton Founding Strategy Portfolio had a return of 28.84% and 28.55% for Class A and B Shares, respectively, versus 26.46% for its benchmark, the S&P 500 Index1.

Economic and Market Review

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate topped 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the, US government applied a two-pronged approach: the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital US Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index4 returned 31.8% during 2009.

4The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio Review

The Met/Franklin Templeton Founding Strategy Portfolio is a “fund of funds” that invests in of three portfolios of the Met Investors Series Trust subadvised by the Franklin Templeton organization: the Met/Franklin Mutual Shares Portfolio, the Met/Templeton Growth Portfolio, and the Met/Franklin Income Portfolio. The Portfolio’s strategy is to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis. MetLife Advisers expects that the combination of these three underlying portfolios will provide a diversified portfolio with exposure to both bonds and stocks, including foreign stocks. The Portfolio’s holding approximately 30% of its assets in cash and bonds during most of the period provided a cushion to performance in the first quarter, but it detracted from performance for the remainder of the year. As would be expected in a strong stock market rally, the Portfolio’s approximate 70% equity exposure (nearly evenly split between domestic and foreign companies) was the primary driver of absolute performance. Foreign equity was particularly helpful due to the drop in the dollar, which made foreign securities more valuable to dollar based investors.

The Met/Franklin Mutual Shares Portfolio, which invests primarily in large cap value oriented stocks, returned 25.15% for 2009 compared to the 26.46% of the S&P 500; the Met/Templeton Growth Portfolio, which invests in both foreign and domestic stocks, returned 33.08% for the year compared to the 29.99% return of the MSCI World Index5, and the Met/Franklin Income Portfolio, which invests in a combination of stocks and bonds, returned 28.05% for the period compared to the 26.46% return of the S&P 500 and the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index. Met/Franklin Mutual Shares Portfolio’s performance was helped by owning Virgin Atlantic, Microsoft, and International Paper, but was restrained by several weak performers such as Eastman Kodak, supermarket giant Kroger, and Deutsche Post. The Met/Templeton Growth Portfolio’s good relative performance was helped by good regional selection: it overweighted the strong performing Asian emerging market countries of South Korea, Singapore, Taiwan, and India, while underweighting Japan. An overweight to the Consumer Discretionary sector added to relative returns, although the Portfolio’s overweight in the relatively weak Health Care sector detracted from performance. The Met/Franklin Income Portfolio’s performance was helped in the fixed income segment by a focus on corporate and other non-government bonds; in its equity portion, stocks such as Merck & Co., Inc, Canadian Oil Sands Trust, and JPMorgan Chase & Co. delivered strong returns. Convertible securities were also an important contributor to the Portfolio’s performance.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking

5The Morgan Stanley Capital International (MSCI) World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

1

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Met/Templeton Growth Portfolio (Class A)	33.7%
Met/Franklin Mutual Shares Portfolio (Class A)	33.2%
Met/Franklin Income Portfolio (Class A)	33.1%

2

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Met/Franklin Templeton Founding Strategy Portfolio managed by

MetLife Advisers, LLC vs. S&P 500 Index1

	Average Annual Return (for the year ended 12/31/09)[2]
	1 Year	Since Inception[3]
Met/Franklin Templeton Founding Strategy Portfolio—Class A	28.84%	-5.10%
Class B	28.55%	-5.28%
S&P 500 Index[1]	26.46%	-10.40%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market- weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A(a)(b)
Actual	0.91%	$1,000.00	$1,207.00	$5.06
Hypothetical	0.91%	1,000.00	1,020.62	4.63

Class B(a)(b)
Actual	1.16%	$1,000.00	$1,205.90	$6.45
Hypothetical	1.16%	1,000.00	1,019.36	5.90

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Affiliated Investment Companies - 100.0%
Met/Franklin Income Portfolio (Class A)(a)	21,844,665	$220,412,674
Met/Franklin Mutual Shares Portfolio (Class A)(a)	27,262,974	221,102,719
Met/Templeton Growth Portfolio (Class A)(a)	25,577,978	224,574,645

Total Affiliated Investment Companies (Cost $574,076,283)		666,090,038

Total Investments - 100.0% (Cost $574,076,283)		666,090,038

Other Assets And Liabilities (net) - 0.0%		(148,257)

Net Assets - 100.0%		$665,941,781

(a)	A Portfolio of Met Investors Series Trust.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$666,090,038	$—	$—	$666,090,038
TOTAL INVESTMENTS	$666,090,038	$—	$—	666,090,038

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$666,090,038
Receivable for investments sold	202,929
Receivable for shares sold	154,261
Receivable from Manager	30,458

Total assets	666,477,686

Liabilities
Payables for:
Shares redeemed	357,189
Accrued Expenses:
Management fees	26,433
Distribution and service fees - Class B	138,478
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	2,220

Total liabilities	535,905

NET ASSETS	$665,941,781

Net Assets Represented by
Paid in surplus	$584,224,233
Accumulated net realized loss	(10,288,689)
Unrealized appreciation on investments	92,013,755
Distributions in excess of net investment income	(7,518)

Net Assets	$665,941,781

NET ASSETS
Class A	$1,047,990

Class B	664,893,791

Capital Shares Outstanding
Class A	116,672

Class B	74,227,843

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.98

Class B	8.96

(a)	Identified cost of investments was $574,076,283.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$43,888

Total investment income	43,888

Expenses
Management fees	238,601
Administration fees	23,934
Custodian and accounting fees	24,018
Distribution and service fees - Class B	1,201,756
Audit and tax services	17,179
Legal	43,422
Trustees’ fees and expenses	22,763
Insurance	222
Miscellaneous	3,596

Total expenses	1,575,491
Less expenses reimbursed by the Manager	(133,123)

Net expenses	1,442,368

Net investment loss	(1,398,480)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(8,657,895)

Net change in unrealized appreciation on investments	152,014,257

Net realized and unrealized gain on investments	143,356,362

Net Increase in Net Assets from Operations	$141,957,882

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income (loss)	$(1,398,480)	$5,031,401
Net realized loss on investments	(8,657,895)	(1,630,794)
Net change in unrealized (appreciation) depreciation on investments	152,014,257	(60,000,502)

Net increase (decrease) in net assets resulting from operations	141,957,882	(56,599,895)

Distributions to Shareholders
From net investment income
Class A	—	(6,387)
Class B	—	(5,061,759)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from operations	—	(5,068,146)

Capital Share Transactions
Proceeds from shares sold
Class A	630,966	1,375,975
Class B	317,493,103	345,564,477
Net asset value of shares issued through dividend reinvestment
Class A	—	6,387
Class B	—	5,061,759
Cost of shares repurchased
Class A	(54,126)	(875,826)
Class B	(70,763,590)	(12,787,185)

Net increase in net assets from capital share transactions	247,306,353	338,345,587

Net Increase in Net Assets	389,264,235	276,677,546
Net assets at beginning of period	276,677,546	—

Net assets at end of period	$665,941,781	$276,677,546

Distributions in excess of net investment income at end of period	$(7,518)	$—

*	For the period 4/28/08 (Commencement of operations) through 12/31/08.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$6.97	$10.00

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.00)+	0.08
Net realized/unrealized gain (loss) on investments	2.01	(2.97)

Total from investment operations	2.01	(2.89)

Less Distributions
Dividends from net investment income	—	(0.14)
Distributions from net realized capital gains	—	—

Total distributions	—	(0.14)

Net Asset Value, End of Period	$8.98	$6.97

Total Return	28.84%	(28.92)%
Ratio of expenses to average net assets after reimbursement(c)	0.05%	0.05%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.08%	0.44%*
Ratio of net investment income to average net assets(e)	(0.04)%	1.23%*
Portfolio turnover rate	6.7%	4.4%
Net assets, end of period (in millions)	$1.0	$0.3

	Class B
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$6.97	$10.00

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.02)	0.26
Net realized/unrealized gain (loss) on investments	2.01	(3.16)

Total from investment operations	1.99	(2.90)

Less Distributions
Dividends from net investment income	—	(0.13)
Distributions from net realized capital gains	—	—

Total distributions	—	(0.13)

Net Asset Value, End of Period	$8.96	$6.97

Total Return	28.55%	(28.98)%
Ratio of expenses to average net assets after reimbursement(c)	0.30%	0.30%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.33%	0.38%*
Ratio of net investment income to average net assets(e)	(0.29)%	4.97%*
Portfolio turnover rate	6.7%	4.4%
Net assets, end of period (in millions)	$664.9	$276.3

*	Annualized
+	Rounds to less than 0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Templeton Founding Strategy Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is a “fund of funds” that invests, on a fixed percentage basis, in a combination of the Trust’s portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, “Franklin Templeton”), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the “Underlying Portfolios”), each of which is a separate portfolio of the Trust.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$238,601	0.05%	First $500 Million

	0.04%	$500 Million to $1 Billion

	0.03%	Over $1 Billion

Prior to November 12, 2009, the management fee for the Portfolio was 5 basis points. The management fee earned for the period January 1, 2009 through November 11, 2009 was $196,310.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009
		Subject to repayment until December 31,
Class A	Class B	2013	2014

0.05%	0.30%	$85,140	$133,123

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio, attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	47,451	76,041	—	(6,820)	69,221	116,672
04/28/2008-12/31/2008	—	146,028	923	(99,500)	47,451	47,451

Class B

12/31/2009	39,630,768	43,526,092	—	(8,929,017)	34,597,075	74,227,843
04/28/2008-12/31/2008	—	40,466,918	731,468	(1,567,618)	39,630,768	39,630,768

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$277,846,734	$—	$31,867,626

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$584,367,432	$81,722,606	$—	$81,722,606

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying Portfolios to credit risk, consist principally of cash due from counterparties and investments. The Underlying Portfolios restrict their exposure to

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MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Market, Credit and Counterparty Risk - continued

credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009

Met/Franklin Income Portfolio*	11,682,057	11,200,707	(1,038,099)	21,844,665

Met/Franklin Mutual Shares Portfolio*	14,009,063	14,474,966	(1,221,055)	27,262,974

Met/Templeton Growth Portfolio*	14,230,490	13,092,388	(1,744,900)	25,577,978

* The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2009. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain (Loss) on Investments during the period	Capital Gain Distributions from Affiliates during the period	Income earned from Affiliates during the period	Ending Value

Met/Franklin Income Portfolio	$(1,302,475)	$—	$—	$220,412,674

Met/Franklin Mutual Shares Portfolio	(3,250,305)	—	—	221,102,719

Met/Templeton Growth Portfolio	(4,105,115)	—	43,888	224,574,645

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2009	2008	2009	2008	2009	2008
$—	$5,068,146	$—	$—	$—	$5,068,146

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$2,460	$81,722,606	$—	$81,725,066

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and

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MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Recent Accounting Pronouncement - continued

valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Met/Franklin Templeton Founding Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Franklin Templeton Founding Strategy Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2009 and the period from April 28, 2008 to December 31, 2008, and the financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Franklin Templeton Founding Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day to day responsibility for managing the Met/Franklin Templeton Founding Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the Met/Franklin Templeton Founding Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Templeton Founding Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- year and since inception periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one- year period ended August 31, 2009. Based on its review and taking into account the fact that the Portfolio had only recently commenced operations, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also

20

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median. The Board also considered that total expenses (exclusive of 12b-1 fees) were slightly above the Expense Group median and above the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Adviser was proposing a reduction to its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. After consideration of all relevant factors, the Board concluded that the advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board

21

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that management was proposing that breakpoints be added to the Portfolio’s advisory fee. The Board also noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio, including the proposed breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the Met/Franklin Templeton Founding Strategy Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Met/Templeton Growth Portfolio had a return of 33.08% and 32.62% for Class A and B Shares, respectively, versus 29.99% for its benchmark, the Morgan Stanley Capital International (MSCI) World Index.1

Market Environment / Conditions

Equities entered 2009 discounting a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. Central bankers lowered interest rates and expanded access to credit, significantly boosting the fortunes of lower quality companies and emerging market stocks with intrinsic growth potential. While our recent bias toward well-capitalized, cash-generating stocks on the higher end of the quality spectrum was somewhat out of step with the equity market “risk rally” in 2009, we benefited significantly from our careful stock selection and preference for globally diversified businesses.

Portfolio Review / Current Positioning

All sectors and regions delivered double-digit absolute gains during the year under review. The Portfolio’s Asian holdings were standout performers and overweighted positions in emerging markets like South Korea, Singapore, Taiwan and India all contributed to outperformance. In the developed Japanese market we worried about fiscal imbalances, political interference and persistent deflation and struggled to find many bargain opportunities. Our resulting underweighting sheltered us from the Japanese market’s weak annual performance and Japan consequently became a major relative contributor. Stock selection in companies domiciled in many mature Western European countries, on the other hand, detracted from returns in 2009.

From a sector perspective, consumer discretionary was the Portfolio’s largest overweighting and was the most significant contributor to relative results. Retail and automotive stocks in particular rebounded sharply during the year as policymakers slashed borrowing costs and incentivized consumption. Share prices of South Korea’s Hyundai Motor more than tripled during the year; profits surged as the company expanded aggressively into emerging markets, eclipsing Ford as the world’s fourth-largest auto-manufacturer. Information technology holdings also performed well, and we maintained above-benchmark exposure to the sector, which we believe offers a superb balance sheet profile and an ability to generate tremendous amounts of free cash flow for growth, acquisitions or shareholder returns. Modestly underweighted energy and industrials stocks also both outperformed, benefiting from an upturn in economic activity and industrial production. The market’s preference for more economically sensitive stocks like energy and industrials also explained the relative outperformance of our substantial underweighting in the defensive consumer staples sector. Rising input costs and increasing competition from private label brands made finding long-term bargains difficult amid recent valuations, and we continued to exercise caution in the sector.

We maintained an overweighting in the health care sector, though those holdings detracted from performance as the rally favored stocks more leveraged into an economic recovery. Still, average valuations in the sector remain near 15-year lows, creating what we consider compelling current buying opportunities for long-term investors. We feel certain health care stocks had new growth opportunities, as in emerging markets in our view, where access to modern health care is expanding rapidly. Less fundamentally attractive to us within our disciplined framework was the materials sector, where valuations reapproached the inflated levels reached in the lead-up to the financial crisis. Our materials underweighting detracted from performance in 2009 as commodities delivered their best annual gains on record; however, a scarcity of long-term value opportunities in the sector remained. Our underweighted holdings in the resurgent financials sector also weighed on relative performance. While we continued to identify select opportunities primarily among global insurers and well-capitalized Asian banks, we believed the broader sector remained fraught with balance sheet and regulatory risk, and we maintained a cautious exposure.

During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the Fund’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell.

Team Managed Approach

Lisa F. Myers CFA

Tucker Scott CFA

Cynthia L. Sweeting CFA

Templeton Global Advisors Limited

1

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Microsoft Corp.	2.5%
Accenture Plc - Class A	2.4%
Oracle Corp.	2.3%
Amgen, Inc.	2.1%
Sanofi-Aventis	1.9%
Samsung Electronics Co., Ltd.	1.8%
News Corp. - Class A	1.7%
Vodafone Group Plc	1.6%
Total S.A.	1.5%
Comcast Corp. - Special Class A	1.5%

Top Sectors

Percent of Portfolio Market Value
Communications	18.3%
Non-cyclical	17.7%
Technology	12.3%
Financials	11.7%
Short-Term Investments	10.2%
Cyclical	9.2%
Industrials	9.2%
Energy	8.4%
Basic Materials	2.2%
Diversified	0.8%

2

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Met/Templeton Growth Portfolio managed by

Templeton Global Advisors Limited vs. Morgan Stanley Capital International (MSCI) World Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	Since Inception[3]
Met/Templeton Growth Portfolio—Class A	33.08%	-7.12%
Class B	32.62%	-7.35%
Morgan Stanley Capital International (MSCI) World Index[1]	29.99%	-12.29%

The performance of Class B shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Morgan Stanley Capital International (MSCI) World Index is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.83%	$1,000.00	$1,234.90	$4.68
Hypothetical	0.83%	1,000.00	1,021.02	4.23

Class B
Actual	1.07%	$1,000.00	$1,234.90	$6.03
Hypothetical	1.07%	1,000.00	1,019.81	5.45

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 93.2%
Aerospace & Defense - 0.6%
BAE Systems Plc	163,170	$940,990
Empresa Brasileira de Aeronautica S.A. (ADR)(a)	21,250	469,837

		1,410,827

Air Freight & Logistics - 2.9%
Deutsche Post AG	97,440	1,874,668
FedEx Corp.	27,410	2,287,365
United Parcel Service, Inc. - Class B	52,100	2,988,977

		7,151,010

Auto Components - 0.6%
Compagnie Generale des Etablissements Michelin - Class B	20,590	1,579,198

Automobiles - 3.0%
Bayerische Motoren Werke (BMW) AG	35,690	1,622,354
Harley-Davidson, Inc.(a)	37,100	934,920
Hyundai Motor Co.*	30,423	3,140,627
Toyota Motor Corp.	39,200	1,647,818

		7,345,719

Biotechnology - 2.3%
Amgen, Inc.*	90,080	5,095,826
Biogen Idec, Inc.*(a)	11,800	631,300

		5,727,126

Capital Markets - 0.7%
Bank of New York Mellon Corp.	40,670	1,137,540
UBS AG*	39,420	604,894

		1,742,434

Commercial & Professional Services - 0.7%
Brambles, Ltd.	188,206	1,139,420
Rentokil Initial Plc*	314,470	583,426

		1,722,846

Commercial Banks - 4.0%
DBS Group Holdings, Ltd.	199,500	2,170,842
HSBC Holdings Plc	192,000	2,185,651
ICICI Bank, Ltd. (ADR)	45,550	1,717,690
Intesa Sanpaolo*	353,958	1,585,789
KB Financial Group, Inc.*	25,651	1,308,534
UniCredito Italiano S.p.A.*	263,814	877,454

		9,845,960

Communications Equipment - 1.8%
Cisco Systems, Inc.*	131,910	3,157,925
Telefonaktiebolaget LM Ericsson	136,221	1,252,876

		4,410,801

Computers & Peripherals - 1.2%
Dell, Inc.*	59,530	854,851
Lite-On Technology Corp.	844,858	1,263,399
Seagate Technology(a)	48,780	887,308

		3,005,558

Security Description	Shares	Value

Construction Materials - 0.7%
CRH Plc	63,198	$1,711,708

Consumer Finance - 0.8%
American Express Co.	47,850	1,938,882

Diversified Financial Services - 1.4%
ING Groep N.V.*	214,164	2,070,144
JPMorgan Chase & Co.	31,480	1,311,772

		3,381,916

Diversified Telecommunication Services - 5.1%
AT&T, Inc.	36,730	1,029,542
China Telecom Corp., Ltd. (ADR)(a)	26,070	1,079,819
France Telecom S.A.	110,720	2,764,102
Singapore Telecommunications, Ltd.	1,321,000	2,911,350
Telefonica S.A.	87,122	2,427,971
Telekom Austria AG	55,330	789,895
Telenor ASA*	101,840	1,427,422

		12,430,101

Electrical Equipment - 0.2%
Shanghai Electric Group Co., Ltd.	1,002,000	462,786

Electronic Equipment, Instruments & Components - 1.4%
Flextronics International, Ltd.*	196,930	1,439,558
FUJIFILM Holdings Corp.	17,300	517,085
Tyco Electronics, Ltd.	56,790	1,394,195

		3,350,838

Energy Equipment & Services - 1.5%
Aker Solutions ASA	31,300	406,234
Halliburton Co.	79,390	2,388,845
SBM Offshore N.V.	46,186	903,631

		3,698,710

Food & Staples Retailing - 1.1%
CVS Caremark Corp.	38,608	1,243,564
Tesco Plc	208,230	1,431,727

		2,675,291

Food Products - 0.6%
Nestle S.A.	27,630	1,340,852
Premier Foods Plc*	309,042	176,973

		1,517,825

Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp.*	103,714	933,426
Covidien Plc	74,260	3,556,311
Medtronic, Inc.	32,600	1,433,748

		5,923,485

Health Care Providers & Services - 0.7%
Quest Diagnostics, Inc.	29,430	1,776,983

See accompanying notes to financial statements.

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Met/Templeton Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Hotels, Restaurants & Leisure - 0.8%
Accor S.A.	27,290	$1,482,342
Compass Group Plc	60,780	434,414

		1,916,756

Household Durables - 0.3%
Persimmon Plc*	96,050	727,835

Industrial Conglomerates - 3.3%
General Electric Co.	89,590	1,355,497
Koninklijke (Royal) Philips Electronics N.V.	39,460	1,168,289
Siemens AG	30,300	2,778,914
Tyco International, Ltd.	75,220	2,683,850

		7,986,550

Insurance - 4.8%
ACE, Ltd.	26,630	1,342,152
Aviva Plc	415,700	2,634,615
AXA S.A.	46,540	1,100,567
Muenchener Rueckversicherungs-Gesellschaft AG	11,480	1,789,396
Progressive Corp. (The)*	109,140	1,963,429
RenaissanceRe Holdings, Ltd.	20,430	1,085,854
Standard Life Plc	83,540	290,089
Swiss Re.	25,680	1,228,984
Torchmark Corp.(a)	4,320	189,864

		11,624,950

Internet & Catalog Retail - 0.6%
Expedia, Inc.*(a)	59,110	1,519,718

IT Services - 2.7%
Accenture Plc - Class A	141,930	5,890,095
Cap Gemini S.A.	16,440	744,580

		6,634,675

Life Sciences Tools & Services - 0.5%
Lonza Group AG	18,340	1,284,780

Machinery - 0.2%
GEA Group AG	19,890	442,782

Media - 8.6%
British Sky Broadcasting Group Plc	66,290	597,579
Comcast Corp. - Special Class A	227,950	3,649,479
News Corp. - Class A	311,220	4,260,602
Pearson Plc	127,770	1,838,082
Reed Elsevier N.V.	93,360	1,145,411
Time Warner Cable, Inc.	42,506	1,759,323
Time Warner, Inc.	28,936	843,195
Viacom, Inc. - Class B*	39,250	1,166,903
Vivendi	123,590	3,648,203
Walt Disney Co. (The)(a)	69,180	2,231,055

		21,139,832

Security Description	Shares	Value

Metals & Mining - 1.4%
Alcoa, Inc.(a)	81,760	$1,317,971
POSCO	1,314	691,738
Vale S.A. (ADR)(a)	51,900	1,288,158

		3,297,867

Multiline Retail - 0.5%
Target Corp.	27,210	1,316,148

Office Electronics - 0.4%
Konica Minolta Holdings, Inc.	97,000	995,324

Oil, Gas & Consumable Fuels - 7.4%
BG Group Plc	76,330	1,367,873
BP Plc	218,260	2,112,334
Chevron Corp.	14,130	1,087,869
El Paso Corp.	100,140	984,376
Eni S.p.A.	97,334	2,477,775
Gazprom (ADR)	30,200	770,100
Petroleo Brasileiro S.A. (ADR)	36,200	1,534,518
Repsol YPF S.A.(a)	20,168	538,410
Royal Dutch Shell Plc	80,510	2,347,741
StatoilHydro ASA	40,460	1,008,476
Talisman Energy, Inc.	11,500	216,374
Total S.A.	57,870	3,708,011

		18,153,857

Paper & Forest Products - 0.4%
Svenska Cellulosa AB	76,020	1,015,413

Pharmaceuticals - 9.7%
Abbott Laboratories	21,220	1,145,668
Bristol-Myers Squibb Co.	55,380	1,398,345
GlaxoSmithKline Plc	157,700	3,342,961
Merck & Co., Inc.	75,300	2,751,462
Merck KGaA	15,280	1,428,052
Novartis AG	47,300	2,574,148
Pfizer, Inc.	167,380	3,044,642
Roche Holdings AG	18,790	3,192,934
Sanofi-Aventis	60,580	4,748,170

		23,626,382

Professional Services - 1.3%
Adecco S.A.	24,890	1,372,627
Randstad Holding N.V.*	36,410	1,800,071

		3,172,698

Real Estate Management & Development - 1.1%
Cheung Kong Holdings, Ltd.	94,000	1,210,158
Swire Pacific, Ltd.	128,500	1,553,953

		2,764,111

Semiconductors & Semiconductor Equipment - 2.9%
Samsung Electronics Co., Ltd.	6,328	4,321,917
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	235,989	2,699,714

		7,021,631

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Software - 6.7%
Check Point Software Technologies, Ltd.*	28,660	$971,001
Microsoft Corp.	203,210	6,195,873
Nintendo Co., Ltd.(a)	3,338	791,709
Oracle Corp.	227,970	5,594,384
SAP AG	59,210	2,792,285

		16,345,252

Specialty Retail - 2.8%
Chico’s FAS, Inc.*(a)	101,960	1,432,538
Home Depot, Inc. (The)	42,870	1,240,229
Industria de Diseno Textil S.A.	25,453	1,576,997
Kingfisher Plc	436,950	1,602,861
USS Co., Ltd.	15,990	971,463

		6,824,088

Trading Companies & Distributors - 0.6%
Wolseley Plc*	77,436	1,550,213

Wireless Telecommunication Services - 2.5%
Sprint Nextel Corp.*	294,350	1,077,321
Turkcell Iletisim Hizmetleri A.S. (ADR)	71,480	1,250,185
Vodafone Group Plc	1,640,580	3,801,794

		6,129,300

Total Common Stocks (Cost $191,779,003)		228,300,166

Security Description	Shares/Par Amount	Value

Short-Term Investments - 10.6%
Mutual Funds - 3.9%
State Street Navigator Securities Lending Prime Portfolio(b)	9,519,470	$9,519,470

Repurchase Agreement - 6.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $16,394,009 on 01/04/10 collateralized by $16,685,000 Federal Home Loan Bank at 1.625% due 04/05/12 with a value of $16,726,713.	$16,394,000	16,394,000

Total Short-Term Investments (Cost $25,913,470)		25,913,470

Total Investments - 103.8% (Cost $217,692,473)		254,213,636

Other Assets and Liabilities (net) - (3.8)%		(9,356,233)

Net Assets - 100.0%		$244,857,403

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Countries Diversification as of December 31, 2009 (Unaudited)

Top Countries	Percent of Portfolio Market Value
United States	40.4%
United Kingdom	11.0%
France	7.8%
Switzerland	6.7%
Germany	5.0%
Ireland	4.4%
South Korea	3.7%
Netherlands	2.8%
Singapore	2.6%
Italy	1.9%

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$469,837	$940,990	$—	$1,410,827
Air Freight & Logistics	5,276,342	1,874,668	—	7,151,010
Auto Components	—	1,579,198	—	1,579,198
Automobiles	934,920	6,410,799	—	7,345,719
Biotechnology	5,727,126	—	—	5,727,126
Capital Markets	1,137,540	604,894	—	1,742,434
Commercial & Professional Services	—	1,722,846	—	1,722,846
Commercial Banks	1,717,690	8,128,270	—	9,845,960
Communications Equipment	3,157,925	1,252,876	—	4,410,801
Computers & Peripherals	1,742,159	1,263,399	—	3,005,558
Construction Materials	—	1,711,708	—	1,711,708
Consumer Finance	1,938,882	—	—	1,938,882
Diversified Financial Services	1,311,772	2,070,144	—	3,381,916
Diversified Telecommunication Services	2,109,361	10,320,740	—	12,430,101
Electrical Equipment	—	462,786	—	462,786
Electronic Equipment, Instruments & Components	2,833,753	517,085	—	3,350,838
Energy Equipment & Services	2,388,845	1,309,865	—	3,698,710
Food & Staples Retailing	1,243,564	1,431,727	—	2,675,291
Food Products	—	1,517,825	—	1,517,825
Health Care Equipment & Supplies	5,923,485	—	—	5,923,485
Health Care Providers & Services	1,776,983	—	—	1,776,983
Hotels, Restaurants & Leisure	—	1,916,756	—	1,916,756
Household Durables	—	727,835	—	727,835
Industrial Conglomerates	4,039,347	3,947,203	—	7,986,550
Insurance	4,581,299	7,043,651	—	11,624,950
Internet & Catalog Retail	1,519,718	—	—	1,519,718
IT Services	5,890,095	744,580	—	6,634,675
Life Sciences Tools & Services	—	1,284,780	—	1,284,780
Machinery	—	442,782	—	442,782
Media	13,910,557	7,229,275	—	21,139,832
Metals & Mining	2,606,129	691,738	—	3,297,867
Multiline Retail	1,316,148	—	—	1,316,148

See accompanying notes to financial statements.

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Description	Level 1	Level 2	Level 3	Total
Office Electronics	—	995,324	—	995,324
Oil, Gas & Consumable Fuels	4,593,237	13,560,620	—	18,153,857
Paper & Forest Products	—	1,015,413	—	1,015,413
Pharmaceuticals	8,340,117	15,286,265	—	23,626,382
Professional Services	—	3,172,698	—	3,172,698
Real Estate Management & Development	—	2,764,111	—	2,764,111
Semiconductors & Semiconductor Equipment	2,699,714	4,321,917	—	7,021,631
Software	12,761,258	3,583,994	—	16,345,252
Specialty Retail	2,672,767	4,151,321	—	6,824,088
Trading Companies & Distributors	—	1,550,213	—	1,550,213
Wireless Telecommunication Services	2,327,506	3,801,794	—	6,129,300
Total Common Stocks	106,948,076	121,352,090	—	228,300,166
Short-Term Investments
Mutual Funds	9,519,470	—	—	9,519,470
Repurchase Agreement	—	16,394,000	—	16,394,000
Total Short-Term Investments	9,519,470	16,394,000	—	25,913,470
TOTAL INVESTMENTS	$116,467,546	$137,746,090	$—	$254,213,636

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$237,819,636
Repurchase Agreement	16,394,000
Cash	703
Cash denominated in foreign currencies (c)	1,055
Receivable for investments sold	32,013
Receivable for shares sold	45,821
Dividends receivable	346,897
Interest receivable	2

Total assets	254,640,127

Liabilities
Payables for:
Due to Manager	18,452
Investments purchased	79
Shares redeemed	78,634
Collateral for securities loaned	9,519,470
Accrued Expenses:
Management fees	135,354
Distribution and service fees—Class B	4,114
Administration fees	1,673
Custodian and accounting fees	13,492
Deferred trustees’ fees	7,518
Other expenses	3,938

Total liabilities	9,782,724

Net Assets	$244,857,403

Net Assets Represented by
Paid in surplus	$210,240,374
Accumulated net realized loss	(4,526,858)
Unrealized appreciation on investments and foreign currency	36,521,788
Undistributed net investment income	2,622,099

Net Assets	$244,857,403

Net Assets
Class A	$224,880,843

Class B	19,976,560

Capital Shares Outstanding
Class A	25,632,799

Class B	2,284,042

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.77

Class B	8.75

(a)	Identified cost of investments, excluding repurchase agreement, was $201,298,473.
(b)	Includes securities loaned at value of $9,258,588.
(c)	Identified cost of cash denominated in foreign currencies was $1,049.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$4,269,621
Interest (b)	75,311

Total investment income	4,344,932

Expenses
Management fees	1,209,391
Administration fees	16,073
Custodian and accounting fees	132,225
Distribution and service fees—Class B	30,110
Audit and tax services	32,759
Legal	36,351
Trustees’ fees and expenses	21,139
Shareholder reporting	58,639
Insurance	1,667
Miscellaneous	5,426

Total expenses	1,543,780
Less management fee waiver	(39,006)
Less expenses reimbursed by the Manager	(75,357)

Net expenses	1,429,417

Net investment income	2,915,515

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized loss on:
Investments	(2,774,057)
Foreign currency transactions	(125,896)

Net realized loss on investments and foreign currency transactions	(2,899,953)

Net change in unrealized appreciation (depreciation) on:
Investments	58,808,196
Foreign currency transactions	(11,920)

Net change in unrealized appreciation on investments and foreign currency transactions	58,796,276

Net realized and unrealized gain on investments and foreign currency transactions	55,896,323

Net Increase in Net Assets from Operations	$58,811,838

(a)	Net of foreign withholding taxes of $264,970.
(b)	Includes net income on securities loaned of $72,157.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,915,515	$511,379
Net realized loss on investments and foreign currency transactions	(2,899,953)	(1,837,966)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	58,796,276	(22,274,488)

Net increase (decrease) in net assets resulting from operations	58,811,838	(23,601,075)

Distributions to Shareholders
From net investment income
Class A	(43,954)	(524,599)
Class B	(2,762)	(22,866)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(46,716)	(547,465)

Capital Share Transactions
Proceeds from shares sold
Class A	89,775,172	119,440,791
Class B	12,973,945	6,230,487
Net asset value of shares issued through dividend reinvestment
Class A	43,954	524,599
Class B	2,762	22,866
Cost of shares repurchased
Class A	(13,606,593)	(2,714,570)
Class B	(1,985,653)	(466,939)

Net increase in net assets from capital share transactions	87,203,587	123,037,234

Net Increase in Net Assets	145,968,709	98,888,694
Net assets at beginning of period	98,888,694	—

Net assets at end of period	$244,857,403	$98,888,694

Undistributed net investment income at end of period	$2,622,099	$45,688

*	For the period 4/28/2008 (Commencement of operations) through 12/31/2008.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$6.60	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.13	0.07
Net realized/unrealized gain (loss) on investments	2.04	(3.43)

Total from investment operations	2.17	(3.36)

Less Distributions
Dividends from net investment income	(0.00)+	(0.04)
Distributions from net realized capital gains	—	—

Total distributions	(0.00)+	(0.04)

Net Asset Value, End of Period	$8.77	$6.60

Total Return	33.08%	(33.62)%
Ratio of expenses to average net assets after reimbursement	0.80%	0.80%*
Ratio of expenses to average net assets before reimbursement and rebates	0.87%	1.27%*
Ratio of net investment income to average net assets	1.69%	1.41%*
Portfolio turnover rate	3.0%	2.7%
Net assets, end of period (in millions)	$224.9	$94.1

	Class B
	For the Years Ended December 31,
	2009	2008(b)
Net Asset Value, Beginning of Period	$6.60	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.10	0.06
Net realized/unrealized gain (loss) on investments	2.05	(3.43)

Total from investment operations	2.15	(3.37)

Less Distributions
Dividends from net investment income	(0.00)+	(0.03)
Distributions from net realized capital gains	—	—

Total distributions	(0.00)+	(0.03)

Net Asset Value, End of Period	$8.75	$6.60

Total Return	32.62%	(33.67)%
Ratio of expenses to average net assets after reimbursement	1.05%	1.05%*
Ratio of expenses to average net assets before reimbursement and rebates	1.12%	1.54%*
Ratio of net investment income to average net assets	1.33%	1.11%*
Portfolio turnover rate	3.0%	2.7%
Net assets, end of period (in millions)	$20.0	$4.8

*	Annualized
+	Rounds to less than 0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/08.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision

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Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Templeton Global Advisors Limited (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,209,391	0.700%	First $100 Million

	0.680%	$100 Million to $250 Million

	0.670%	$250 Million to $500 Million

	0.660%	$500 Million to $750 Million

	0.650%	Over $750 Million

The advisory fee the Manager pays to the Adviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Adviser and/or its affiliates.

The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009
		Subject to repayment until December 31,
Class A	Class B	2013	2014

0.80%	1.05%	$166,824	$75,357

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

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Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	14,243,129	13,133,870	6,933	(1,751,133)	11,389,670	25,632,799
4/28/2008-12/31/2008	—	14,476,215	81,333	(314,419)	14,243,129	14,243,129

Class B

12/31/2009	731,289	1,807,650	436	(255,333)	1,552,753	2,284,042
4/28/2008-12/31/2008	—	788,942	3,545	(61,198)	731,289	731,289

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$90,147,259	$—	$4,749,531

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$218,133,055	$40,830,469	$(4,749,888)	$36,080,581

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$9,258,588	$9,519,470	$—	$9,519,470

* The Portfolio cannot replace or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2009	2008	2009	2008	2009	2008

$46,716	$547,465	$—	$—	$46,716	$547,465

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total

$3,199,545	$—	$36,081,206	$(4,656,204)	$34,624,547

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$1,077,426	$3,578,778	$4,656,204

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Met/Templeton Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Templeton Growth Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2009 and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Templeton Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Templeton Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended July 31, 2009. The Board also considered that the Portfolio outperformed its benchmark, the MSCI World Index, for the one-year period ended August 31, 2009. The Board also took into consideration that the Portfolio only recently commenced operations on April 28, 2008. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

24

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Templeton Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Templeton Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

25

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Met Investors Series Trust Met/Templeton International Bond Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

Performance

During the period since the Met/Templeton International Bond Portfolio’s inception on May 1, 2009, through December 31, 2009, the Portfolio delivered returns of 10.20% and 10.00% for Class A and B Shares, respectively, versus 10.39% for its benchmark, the Citigroup World Government Bond Index (WGBI) ex-U.S.1.

Market Environment/Conditions

The period under review encompassed a broad-based recovery in global asset prices as global policy response averted a more severe financial crisis and the global economy showed signs of stabilization and recovery. The U.S. Federal Reserve Board left its target rate unchanged at a range of 0% to 0.25% and Japan at 0.10%, while the European Central Bank implemented a 25 basis points (bps; 100 basis points equal one percentage point) interest rate cut to 1%. These three major central banks implemented unconventional measures such as asset purchases, while governments worldwide stepped up fiscal spending to support economic growth. During the reporting period, the WGBI ex-U.S. rose 2.27% in local currency terms as local bond markets generated positive returns over the period even as global bond yields began to rise. For example, long-term bond yields in the U.S. rose 69 bps, the U.K. 51 bps and Germany 21 bps during the reporting period. Outside the major advanced economies, there continued to be pockets of interest rate reduction as normalization of risk allowed other central banks to continue easing interest rate policies. For example, Brazil cut interest rates 150 bps and Indonesia 100 bps. With limited scope for further global interest rate reductions from historically low levels and improving economic growth conditions, we established a relatively short duration position for the overall portfolio during the period.

The U.S. dollar came under renewed pressure and fell 8.15% against its major trading partners. Currency appreciation against the U.S. dollar was broad-based throughout most of the reporting period as low interest rates and expansionary liquidity policies in the U.S. supported capital inflows into higher yielding currencies. For example, the Brazilian real appreciated 24.42% against the U.S. dollar, the Polish zloty 16.51%, the Indonesian rupiah 12.67%, the Swedish krona 12.81% and the South Korean won 10.18% during the reporting period. Against a backdrop of global rebalancing, we built positions in currencies where we felt there were attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored Asian currencies as well as some Latin American and non-euro European currencies. This growth differentiation already became apparent by the third quarter of 2009. Compared to a contraction in third quarter 2009 real gross domestic product (GDP) growth of 2.6% in annualized terms in the U.S. and 4.1% in the euro zone, real GDP rose 8.9% in China, 7.9% in India and 1.7% in Poland. We remained cognizant of rising debt levels in advanced economies from pro-cyclical fiscal policies and the cost of banking sector bailouts. Although the euro rose 8.27% against the U.S. dollar, we established a net negative position in the euro and remained concerned European growth could be restricted by continued deleveraging of the European banking system and the need for future fiscal consolidation. As the Japanese yen rose 5.68% against the U.S. dollar, we used the period of yen strength to build a net negative position in the currency. This reflects our negative relative view on the Japanese economy as well as an implicit hedge against potential rising yields in the U.S. given the yen’s strong correlation to long-term U.S. Treasury yields.

The timing of the Portfolio’s launch provided us some opportunity to allocate to sovereign external debt where valuations had not fully recovered from the crisis or through new issuance as the global recession created funding needs for countries that have not needed to issue new hard currency denominated debt in several years. During the reporting period, the J.P. Morgan Emerging Market Bond Index Global4 returned 17.65%.

Portfolio Review/Current Positioning

During the reporting period, the Portfolio benefited from its currency and sovereign credit allocations and more moderately from interest rate positioning. Among the more significant contributors were exposures to the Swedish krona, Brazilian real, Indonesian rupiah, Polish zloty and a net negative position in the Japanese yen. However, our net negative New Zealand dollar position significantly detracted. Interest rate exposures in Indonesia and Brazil contributed to the Portfolio’s performance during the period, while exposure in Mexico detracted. Relative to the WGBI ex-U.S. benchmark index, the Portfolio outperformed from similar sources with the exception that the Portfolio’s overall interest rate exposure detracted due to our underweighted eurozone and Japanese positions.

At the end of the period, the Portfolio had a shorter duration position relative to the benchmark index, maintaining some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premium such as in Brazil and Indonesia. We held core currency positions in the Australian dollar, Brazilian real, Chinese yuan, Indonesian rupiah, Indian rupee, South Korean won, Mexican peso, Malaysian ringgit, Norwegian krone, Polish zloty and Swedish krona. Our U.S. dollar exposure was composed of U.S. dollar sovereign credit. We also held a net negative Japanese yen position given the country’s weak fundamental outlook as well as the yen’s correlation to long-term U.S. Treasury yields. Additionally, we held a net negative euro position, preferring to hold exposures to non-euro European currencies.

4 The J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

Michael Hasenstab, Ph.D.

Portfolio Manager

Franklin Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking

1

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary* (continued)

statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Sweden Government (5.250%, due 03/15/11)	10.8%
Korea Treasury Bond (4.750%, due 12/10/11)	4.5%
Korea Treasury Bond (5.500%, due 06/10/11)	4.5%
Norwegian Government Bond (6.000%, due 05/16/11)	4.3%
Russian-Eurobonds (7.500%, due 03/31/30)	4.1%
Mexican Bonos (10.000%, due 12/05/24)	3.9%
Korea Treasury Bond, Series 1206 (4.000%, due 06/10/12)	3.8%
Queensland Treasury Corp. (6.000%, due 06/14/11)	3.2%
Indonesia Government (10.000%, due 09/15/24)	2.9%
Israel Government Bond - Shahar (7.000%, due 04/29/11)	2.8%

Top Countries

Percent of Portfolio Market Value
South Korea	14.1%
Sweden	10.5%
Mexico	10.4%
Australia	10.0%
Indonesia	6.0%
United States	4.2%
Norway	4.2%
Brazil	4.1%
Russia	4.0%
Israel	3.8%

2

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Met/Templeton International Bond Portfolio managed by

Franklin Advisers, Inc. vs. Citigroup World Government Bond Index (“WGBI”) ex U.S.1

Cumulative Return[2] (for the year ended 12/31/09)
Since Inception[3]
Met/Templeton International Bond Portfolio—Class A	10.20%
Class B	10.00%
Citigroup World Government Bond Index (“WGBI”) ex U.S.[1]	10.39%

The performance of Class B shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Citigroup World Government Bond Index (“WGBI”) ex U.S. is market capitalization weighted and tracks total returns of government bonds in 22 countries globally.

2 “Cumulative Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A and Class B shares is 5/1/09. Index returns are based on an inception date of 5/1/09.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.73%	$1,000.00	$1,095.40	$3.75
Hypothetical	0.73%	1,000.00	1,021.63	3.62

Class B
Actual	0.98%	$1,000.00	$1,093.40	$5.17
Hypothetical	0.98%	1,000.00	1,020.27	4.99

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Municipals - 0.2%
Tulare, CA Sewer Revenue Bonds Build America, FSA 8.750%, due 11/15/44 (Cost - $1,532,947)	$1,585,000	$1,521,664

Domestic Bonds & Debt Securities - 3.1%
Commercial Banks - 2.1%
European Investment Bank, Series EMTN 5.375%, due 07/16/12(n)	32,000,000	5,818,111
Export-Import Bank of Korea 8.125%, due 01/21/14	2,200,000	2,556,191
Kreditanstalt fuer Wiederaufbau, Series EMTN 4.660%, due 01/05/12(n)	32,000,000	5,653,862

		14,028,164

Oil & Gas Exploration & Production - 1.0%
Petroleos de Venezuela S.A., Series 2011 0.010%, due 07/10/11(a)	7,890,000	6,425,261

Total Domestic Bonds & Debt Securities (Cost $20,702,507)		20,453,425

Foreign Bonds & Debt Securities - 43.0%
Argentina - 2.3%
Argentina Bonos 0.943%, due 08/03/12(b)	44,400,000	15,351,300

Australia - 10.2%
Australia Government Bond, Series 123 5.750%, due 04/15/12(e)	16,770,000	15,405,602
New South Wales Treasury Corp. 5.500%, due 03/01/17(e)	12,800,000	11,117,231
Queensland Treasury Corp. 6.000%, due
06/14/11-09/14/17(e)	35,210,000	31,909,920
7.125%, due 09/18/17 (144A)(c)(o)	2,330,000	1,739,973
Series 13 6.000%, due 08/14/13(e)	6,880,000	6,291,732

		66,464,458

Canada - 2.6%
Province of Ontario 6.250%, due 06/16/15(o)	23,250,000	17,069,557

France - 2.7%
France Government Bond OAT 4.250%, due 04/25/19(g)	11,900,000	18,008,617

Germany - 2.7%
Bundesrepublik Deutschland 3.750%, due 01/04/19(g)	11,800,000	17,491,432

Security Description	Par Amount	Value

Multi-National - 1.7%
Corp. Andina De Fomento 8.125%, due 06/04/19	$3,700,000	$4,289,773
Inter-American Development Bank 6.250%, due 06/22/16(o)	9,300,000	6,821,657

		11,111,430

Norway - 4.3%
Norwegian Government Bond 6.000%, due 05/16/11(n)	154,330,000	27,908,876

Russia - 4.1%
Russian-Eurobonds 7.500%, due 03/31/30(144A)(a)(c)	23,688,000	26,826,660

South Africa - 0.4%
Republic of South Africa 4.500%, due 04/05/16(g)	2,000,000	2,906,218

South Korea - 0.4%
Korea Development Bank 8.000%, due 01/23/14	2,200,000	2,537,480

Sweden - 10.8%
Sweden Government 5.250%, due 03/15/11(r)	476,590,000	70,457,387

United Arab Emirates - 0.8%
Emirate of Abu Dhabi 6.750%, due 04/08/19(144A)(c)	4,600,000	5,063,740

Total Foreign Bonds & Debt Securities (Cost $256,933,048)		281,197,155

Foreign Bonds & Debt Securities - Emerging Markets - 51.7%
Sovereign - 51.7%
Brazil Notas do Tesouro Nacional Series B 6.000%, due
05/15/15-05/15/45(f)	1,989,500	20,690,206
Series F 10.000%, due 01/01/12(f)	1,158,500	6,758,304
Hungary Government International Bond 3.875%, due
02/24/20(g)	6,510,000	8,238,552
Indonesia Government 12.800%, due 06/15/21(h)	93,010,000,000	11,681,413
10.000%, due 09/15/24-02/15/28(h)	279,030,000,000	28,501,456
Israel Government Bond - Shahar 7.000%, due 04/29/11(i)	62,615,000	18,292,997
Israel Treasury Bill - Makam, Series 1010 0.010%, due
10/06/10(i)	24,870,000	6,449,795
Korea Treasury Bond 5.500%, due 06/10/11(j)	33,500,000,000	29,394,040
254.750%, due 12/10/11(j)	34,000,000,000	29,406,208

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Sovereign - continued
Series 1206 4.000%, due 06/10/12(j)	29,000,000,000	$24,720,609
Malaysia Government Bond 3.833%, due 09/28/11(m)	4,000,000	1,193,002
Mexican Bonos 7.750%, due 12/14/17(l)	195,000,000	14,869,883
8.000%, due 12/07/23(l)	200,000,000	14,813,227
10.000%, due 12/05/24-11/20/36(l)	455,000,000	39,904,894
Peru Government Bond 8.600%, due 08/12/17(p)	5,700,000	2,412,882
Poland Government Bond 5.750%, due 04/25/14(q)	13,000,000	4,551,284
6.250%, due 10/24/15(q)	45,000,000	15,928,244
Qatar Government International Bond 6.550%, due 04/09/19(144A)(c)	$4,550,000	5,084,625
Republic of Hungary 5.750%, due 06/11/18(g)	4,650,000	6,905,394
Republic of Iraq 5.800%, due 01/15/28	4,200,000	3,255,000
Republic of Korea 7.125%, due 04/16/19	4,600,000	5,283,822
Republic of Lithuania 6.750%, due 01/15/15(144A)(c)	7,480,000	7,652,900
South Africa Government International Bond 5.250%, due 05/16/13(g)	1,800,000	2,696,225
6.875%, due 05/27/19	7,970,000	8,976,213
Sri Lanka Government Bond Series A 11.000%, due 08/01/15(k)	522,600,000	4,482,021
Series B 11.000%, due 09/01/15(k)	762,125,000	6,535,795
Venezuela Government International Bond 5.375%, due 08/07/10(a)	6,500,000	6,337,500
10.750%, due 09/19/13	3,985,000	3,526,725

		338,543,216

Total Foreign Bonds & Debt Securities - Emerging Markets (Cost $313,435,136)		338,543,216

Short-Term Investments - 4.1%
Discount Notes - 1.1%
Federal Home Loan Bank 0.002%, due 01/04/10	6,790,000	6,789,999

Security Description	Shares/Par Amount	Value

Mutual Funds - 1.7%
State Navigator Securities Lending Prime Portfolio(d)	11,132,682	$11,132,682
Repurchase Agreement - 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $8,604,005 on 01/04/10 collateralized by $8,755,000 Federal Home Loan Bank at 1.625% due 04/05/12 with a value of $8,776,888.	$8,604,000	8,604,000

Total Short-Term Investments (Cost $26,526,681)		26,526,681

Total Investments - 102.1% (Cost $619,130,319)		$668,242,141

Other Assets and Liabilities (net) - (2.1)%		(13,505,649)

Net Assets - 100.0%		$654,736,492

(a)	All or a portion of security is on loan.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(c)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	Represents investment of collateral received from securities lending transactions.
(e)	Par shown in Australian Dollar. Value is shown in USD.
(f)	Par shown in Brazilian Real. Value is shown in USD.
(g)	Par shown in EUR Currency. Value is shown in USD.
(h)	Par shown in Indonesian Rupiah. Value is shown in USD.
(i)	Par shown in Israeli Shekel. Value is shown in USD.
(j)	Par shown in South Korean Won. Value is shown in USD.
(k)	Par shown in Sri Lankan Rupee. Value is shown in USD.
(l)	Par shown in Mexican Peso. Value is shown in USD.
(m)	Par shown in Malaysian Ringgit. Value is shown in USD.
(n)	Par shown in Norwegian Krone. Value is shown in USD.
(o)	Par shown in New Zealand Dollar. Value is shown in USD.
(p)	Par shown in Peruvian Nouveau Sol. Value is shown in USD.
(q)	Par shown in Polish Zloty. Value is shown in USD.
(r)	Par shown in Swedish Krona. Value is shown in USD.

FSA - Financial Security Assurance, Inc.

See accompanying notes to financial statements.

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Composition as of December 31, 2009 (Unaudited)

Industry	Percent of Net Assets
Global Government Investment Grade	61.1%
Global Government High Yield	33.0%
Foreign Corporate Investment Grade	4.0%

Portfolio Composition by Credit Quality	Percent of Portfolio
AAA/Government/Government Agency	34.0%
AA	4.5
A	29.5
BBB	14.7
BB	7.8
B	2.4
Other	7.1

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Municipals	$—	$1,521,664	$—	$1,521,664
Domestic Bonds & Debt Securities
Commercial Banks	—	14,028,164	—	14,028,164
Oil & Gas Exploration & Production	—	6,425,261	—	6,425,261
Total Domestic Bonds & Debt Securities	—	20,453,425	—	20,453,425
Total Foreign Bonds & Debt Securities*	—	281,197,155	—	281,197,155
Total Foreign Bonds & Debt Securities—Emerging Markets*	—	338,543,216	—	338,543,216
Short-Term Investments
Discount Notes	—	6,789,999	—	6,789,999
Mutual Funds	11,132,682	—	—	11,132,682
Repurchase Agreement	—	8,604,000	—	8,604,000
Total Short-Term Investments	11,132,682	15,393,999	—	26,526,681
TOTAL INVESTMENTS	$11,132,682	$657,109,459	$—	$668,242,141

	Level 1		Level 2		Level 3		Total
	Asset	Liability	Asset	Liability	Asset	Liability
Forward Contracts**	$—	$—	$13,180,414	$(25,685,418)	$—	$—	$(12,505,004)
*	See Portfolio of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$659,638,141
Repurchase Agreement	8,604,000
Cash	112
Cash denominated in foreign currencies (c)	118
Receivable for shares sold	237,537
Dividends receivable	45,146
Interest receivable	10,404,891
Unrealized appreciation on forward foreign currency exchange contracts	13,180,414

Total assets	692,110,359

Liabilities
Payables for:
Shares redeemed	172,416
Unrealized depreciation on forward foreign currency exchange contracts	25,685,418
Collateral for securities loaned	11,132,682
Accrued Expenses:
Management fees	329,520
Distribution and service fees - Class B	1,837
Administration fees	3,775
Custodian and accounting fees	38,232
Deferred trustees’ fees	5,852
Other expenses	4,135

Total liabilities	37,373,867

Net Assets	$654,736,492

Net Assets Represented by
Paid in surplus	$600,006,849
Accumulated net realized loss	(2,544,635)
Unrealized appreciation on investments and foreign currency transactions	36,508,893
Undistributed net investment income	20,765,385

Net Assets	$654,736,492

Net Assets
Class A	$645,062,124

Class B	9,674,368

Capital Shares Outstanding
Class A	58,540,644

Class B	879,438

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.02

Class B	11.00

(a)	Identified cost of investments, excluding repurchase agreement, was $610,526,319.
(b)	Includes securities loaned at value of $10,916,050.
(c)	Identified cost of cash denominated in foreign currencies was $117.

Statement of Operations

For the Period May 1, 2009* to December 31, 2009

Investment Income
Interest (a)(b)	$21,111,299

Total investment income	21,111,299

Expenses
Management fees	2,260,976
Administration fees	27,558
Custodian and accounting fees	310,454
Distribution and service fees - Class B	5,039
Audit and tax services	32,527
Legal	58,672
Trustees’ fees and expenses	17,460
Shareholder reporting	37,413
Insurance	4,883
Miscellaneous	3,809

Total expenses	2,758,791

Net investment income	18,352,508

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	4,746,474
Foreign currency transactions	(4,878,415)

Net realized loss on investments and foreign currency transactions	(131,941)

Net change in unrealized appreciation (depreciation) on:
Investments	49,111,822
Foreign currency transactions	(12,602,929)

Net change in unrealized appreciation on investments and foreign currency transactions	36,508,893

Net realized and unrealized gain on investments and foreign currency transactions	36,376,952

Net Increase in Net Assets from Operations	$54,729,460

* Commencement of operations.
(a) Net of foreign withholding taxes of $94,149.
(b) Includes net income on securities loaned of $2,163.

See accompanying notes to financial statements.

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Met/Templeton International Bond Portfolio

Statement of Changes in Net Assets

Period Ended December 31, 2009*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$18,352,508
Net realized loss on investments and foreign currency transactions	(131,941)
Net change in unrealized appreciation on investments and foreign currency transactions	36,508,893

Net increase in net assets resulting from operations	54,729,460

Distributions to Shareholders
From net investment income	—
Class A	—
Class B
From net realized gains
Class A	—
Class B	—

Net decrease in net assets resulting from distributions	—

Capital Share Transactions
Proceeds from shares sold
Class A	599,252,993
Class B	9,951,923
Net asset value of shares issued through dividend reinvestment
Class A	—
Class B	—
Cost of shares repurchased
Class A	(8,643,976)
Class B	(553,908)

Net increase in net assets from capital share transactions	600,007,032

Net Increase in Net Assets	654,736,492
Net assets at beginning of Period	—

Net assets at end of Period	$654,736,492

Undistributed net investment income at end of period	$20,765,385

*	For the period 5/1/2009 (Commencement of operations) through 12/31/2009.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Period Ended:
	Class A
	For the Period Ended December 31, 2009(b)

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.34
Net realized/unrealized gain on investments	0.68

Total from investment operations	1.02

Less Distributions
Dividends from net investment income	—
Distributions from net realized capital gains	—

Total distributions	—

Net Asset Value, End of Period	$11.02

Total Return	10.20%
Ratio of expenses to average net assets after reimbursement	0.73	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.73	%*
Ratio of net investment income (loss) to average net assets	4.87	%*
Portfolio turnover rate	14.8%
Net assets, end of period (in millions)	$645.1

	Class B
	For the Period Ended December 31, 2009(b)

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.41
Net realized/unrealized gain on investments	0.59

Total from investment operations	1.00

Less Distributions
Dividends from net investment income	—
Distributions from net realized capital gains	—

Total distributions	—

Net Asset Value, End of Period	$11.00

Total Return	10.00%
Ratio of expenses to average net assets after reimbursement	0.98	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.98	%*
Ratio of net investment loss to average net Assets	5.71	%*
Portfolio turnover rate	14.8%
Net assets, end of period (in millions)	$9.7

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—5/1/2009.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”) (commenced operations on May 1, 2009), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value on the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held at year end are included in the Portfolio’s Portfolio of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Franklin Advisers, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$2,260,976	0.60%	All

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

1.00%	1.25%

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

5/1/2009-12/31/2009	—	59,358,834	—	(818,190)	58,540,644	58,540,644

Class B

5/1/2009-12/31/2009	—	931,084	—	(51,646)	879,438	879,438

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases			Sales
	Foreign			Foreign
U.S. Government	Government	Non-Government	U.S. Government	Government	Non-Government

$—	$649,365,784	$19,160,322	$—	$75,535,271	$—

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$621,923,832	$49,328,576	$(3,010,267)	$46,318,309

14

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. At December 31, 2009, the Portfolio had following derivatives, grouped into appropriate risk categories that illustrate how and why the Portfolio uses derivative instruments:

Asset Derivatives & Liability Derivatives—Fair Value
Risk Exposure

Foreign Exchange	Unrealized appreciation on forward foreign currency exchange exchange contracts	$13,180,414	Unrealized depreciation on forward foreign currency exchange exchange contracts	$(25,685,418)

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Risk Exposure
Location Statement of Operations—Net Realized Gain (Loss)	Foreign Exchange

Foreign currency transactions	$(6,415,597)

Location Statement of Operations—Net Change in Unrealized Gain (Loss)	Foreign Exchange

Foreign currency transactions	$(12,505,004)

For the year ended December 31, 2009, the average per contract outstanding for each derivative type was as follows:

Average Notional Amounts or Contract Amount(a)	Foreign Exchange Contracts

Foreign currency transactions	$627,171,217

(a)	Amount Represents the average notional amount or contract amount.

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$10,916,050	$11,132,682	$—	$11,132,682

15

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

5/7/2010	Citibank	6,820,000	AUD	$6,042,507	$6,163,029	$(120,522)

1/4/2011	Deutsche Bank Securities, Inc.	11,600,000	BRL	6,139,955	6,163,656	(23,701)

5/7/2010	Deutsche Bank Securities, Inc.	8,066,295,000	CLP	15,975,750	14,220,000	1,755,750

5/7/2010	JPMorgan Securities, Inc.	8,126,730,000	CLP	16,095,445	14,220,000	1,875,445

5/7/2010	Deutsche Bank Securities, Inc.	158,947,880	CNY	23,315,514	23,660,000	(344,486)

5/10/2010	Citibank	159,770,200	CNY	23,437,299	23,740,000	(302,701)

8/17/2010	Citibank	5,965,000	ILS	1,571,617	1,574,128	(2,511)

8/19/2010	Citibank	2,985,000	ILS	786,453	785,320	1,133

8/19/2010	Citibank	2,983,000	ILS	785,926	786,967	(1,041)

8/19/2010	Deutsche Bank Securities, Inc.	598,000	ILS	157,554	157,534	20

8/20/2010	Citibank	2,289,600	ILS	603,231	599,042	4,189

8/23/2010	Citibank	3,907,300	ILS	1,029,412	1,024,677	4,735

5/7/2010	JPMorgan Securities, Inc.	590,148,000	INR	12,556,863	11,640,000	916,863

5/10/2010	Deutsche Bank Securities, Inc.	609,271,200	INR	12,960,317	12,060,000	900,317

7/19/2010	Citibank	7,329,000	INR	154,969	146,580	8,389

7/20/2010	JPMorgan Securities, Inc.	7,329,000	INR	154,958	146,580	8,378

8/20/2010	Deutsche Bank Securities, Inc.	57,675,000	INR	1,216,625	1,154,886	61,739

8/23/2010	Deutsche Bank Securities, Inc.	15,400,000	INR	324,783	308,000	16,783

8/23/2010	Deutsche Bank Securities, Inc.	34,584,000	INR	729,369	692,927	36,442

9/1/2010	Deutsche Bank Securities, Inc.	35,346,000	INR	744,943	708,337	36,606

10/26/2010	HSBC Bank Plc	80,751,000	INR	1,695,250	1,698,591	(3,341)

10/26/2010	Deutsche Bank Securities, Inc.	241,987,000	INR	5,080,164	5,095,750	(15,586)

10/27/2010	HSBC Bank Plc	120,290,000	INR	2,525,146	2,547,869	(22,723)

5/7/2010	Deutsche Bank Securities, Inc.	50,068,620	MYR	14,551,015	14,220,000	331,015

5/10/2010	Citibank	50,424,120	MYR	14,652,713	14,220,000	432,713

6/4/2010	HSBC Bank Plc	99,141,840	MYR	28,783,087	28,440,000	343,087

9/16/2010	HSBC Bank Plc	10,421,193	MYR	3,016,068	2,963,934	52,134

9/27/2010	JPMorgan Securities, Inc.	7,165,900	MYR	2,073,315	2,062,723	10,592

10/12/2010	JPMorgan Securities, Inc.	58,458,531	MYR	16,907,400	16,974,022	(66,622)

1/4/2011	JPMorgan Securities, Inc.	22,161,555	MYR	6,396,905	6,450,000	(53,095)

1/13/2010	JPMorgan Securities, Inc.	122,077,000	PHP	2,638,156	2,619,678	18,478

1/13/2010	JPMorgan Securities, Inc.	40,750,000	PHP	880,632	871,658	8,974

1/15/2010	HSBC Bank Plc	44,316,000	PHP	957,469	952,009	5,460

1/15/2010	Deutsche Bank Securities, Inc.	25,275,000	PHP	546,079	544,016	2,063

1/19/2010	JPMorgan Securities, Inc.	63,113,000	PHP	1,362,946	1,360,018	2,928

1/19/2010	Deutsche Bank Securities, Inc.	15,814,000	PHP	341,508	340,013	1,495

16

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

10/4/2010	HSBC Bank Plc	60,346,000	PHP	$1,269,661	$1,247,463	$22,198

10/4/2010	Deutsche Bank Securities, Inc.	75,232,000	PHP	1,582,858	1,559,342	23,516

10/5/2010	HSBC Bank Plc	89,969,000	PHP	1,892,769	1,871,210	21,559

10/5/2010	Deutsche Bank Securities, Inc.	89,947,000	PHP	1,892,306	1,871,206	21,100

10/6/2010	JPMorgan Securities, Inc.	23,762,000	PHP	499,879	498,992	887

10/7/2010	Deutsche Bank Securities, Inc.	73,838,000	PHP	1,553,244	1,559,343	(6,099)

10/8/2010	JPMorgan Securities, Inc.	29,478,000	PHP	620,062	623,728	(3,666)

10/8/2010	Deutsche Bank Securities, Inc.	59,085,000	PHP	1,242,838	1,247,466	(4,628)

10/8/2010	Citibank	29,555,000	PHP	621,682	623,734	(2,052)

10/8/2010	HSBC Bank Plc	59,197,000	PHP	1,245,194	1,247,474	(2,280)

10/12/2010	Deutsche Bank Securities, Inc.	17,593,000	PHP	369,988	374,240	(4,252)

10/13/2010	JPMorgan Securities, Inc.	52,487,000	PHP	1,103,766	1,122,717	(18,951)

10/13/2010	HSBC Bank Plc	29,334,000	PHP	616,874	623,730	(6,856)

10/13/2010	JPMorgan Securities, Inc.	20,484,000	PHP	430,765	435,830	(5,065)

10/15/2010	JPMorgan Securities, Inc.	9,568,000	PHP	201,188	204,009	(2,821)

10/18/2010	JPMorgan Securities, Inc.	31,771,000	PHP	667,950	680,015	(12,065)

10/19/2010	Deutsche Bank Securities, Inc.	16,007,000	PHP	336,512	339,996	(3,484)

10/21/2010	JPMorgan Securities, Inc.	32,130,000	PHP	675,393	680,000	(4,607)

10/21/2010	Deutsche Bank Securities, Inc.	63,989,000	PHP	1,345,089	1,360,021	(14,932)

10/25/2010	HSBC Bank Plc	93,846,000	PHP	1,972,295	1,969,486	2,809

10/25/2010	Deutsche Bank Securities, Inc.	62,498,000	PHP	1,313,476	1,312,983	493

10/25/2010	JPMorgan Securities, Inc.	31,270,000	PHP	657,179	656,519	660

10/26/2010	HSBC Bank Plc	81,150,000	PHP	1,705,384	1,706,872	(1,488)

10/28/2010	Deutsche Bank Securities, Inc.	25,083,000	PHP	527,070	525,188	1,882

8/16/2010	Deutsche Bank Securities, Inc.	35,874,650	PLN	12,336,178	12,060,733	275,445

2/8/2010	UBS AG	35,059,410	SGD	24,965,539	25,133,274	(167,735)

5/7/2010	JPMorgan Securities, Inc.	34,905,360	SGD	24,838,138	25,021,762	(183,624)

						$5,805,343

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

5/7/2010	Citibank	25,915,245	AUD	$22,960,859	$18,813,172	$(4,147,687)

1/4/2010	Deutsche Bank Securities, Inc.	15,484,300	EUR	22,195,195	21,712,860	(482,335)

1/11/2010	UBS AG	8,953,000	EUR	12,833,143	12,376,448	(456,695)

1/11/2010	Deutsche Bank Securities, Inc.	8,479,000	EUR	12,153,716	11,760,373	(393,343)

17

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

1/15/2010	Deutsche Bank Securities, Inc.	1,805,000	EUR	$2,587,258	$2,521,351	$(65,907)

1/27/2010	Citibank	1,858,400	EUR	2,663,765	2,653,461	(10,304)

5/7/2010	UBS AG	44,852,000	EUR	64,272,438	59,950,529	(4,321,909)

5/10/2010	Deutsche Bank Securities, Inc.	8,138,999	EUR	11,662,956	10,834,635	(828,321)

8/20/2010	UBS AG	2,270,000	EUR	3,251,060	3,199,906	(51,154)

8/23/2010	UBS AG	2,271,000	EUR	3,252,423	3,212,239	(40,184)

9/7/2010	Barclays Bank Plc	2,255,000	EUR	3,229,167	3,212,022	(17,145)

10/4/2010	UBS AG	2,310,000	EUR	3,307,296	3,375,834	68,538

10/6/2010	UBS AG	3,220,000	EUR	4,610,112	4,677,694	67,582

10/8/2010	UBS AG	3,217,000	EUR	4,605,764	4,724,969	119,205

10/26/2010	Deutsche Bank Securities, Inc.	4,106,000	EUR	5,877,939	6,064,562	186,623

10/27/2010	UBS AG	4,118,000	EUR	5,895,084	6,166,911	271,827

10/27/2010	Deutsche Bank Securities, Inc.	4,112,000	EUR	5,886,495	6,153,197	266,702

11/2/2010	Deutsche Bank Securities, Inc.	531,000	EUR	760,122	784,340	24,218

11/3/2010	Deutsche Bank Securities, Inc.	1,990,000	EUR	2,848,652	2,925,698	77,046

11/5/2010	Deutsche Bank Securities, Inc.	1,525,000	EUR	2,182,987	2,236,031	53,044

1/4/2011	Deutsche Bank Securities, Inc.	15,484,300	EUR	22,157,694	22,306,682	148,988

8/17/2010	UBS AG	305,946,000	JPY	3,294,098	3,225,373	(68,725)

8/18/2010	JPMorgan Securities, Inc.	152,028,000	JPY	1,636,908	1,612,687	(24,221)

8/19/2010	HSBC Bank Plc	151,323,000	JPY	1,629,350	1,608,450	(20,900)

8/20/2010	Deutsche Bank Securities, Inc.	151,899,000	JPY	1,635,585	1,608,452	(27,133)

8/20/2010	Barclays Bank Plc	151,705,000	JPY	1,633,496	1,610,833	(22,663)

8/23/2010	Citibank	303,103,000	JPY	3,263,886	3,221,672	(42,214)

8/23/2010	Credit Suisse First Boston Corp.	300,880,000	JPY	3,239,949	3,221,672	(18,277)

8/24/2010	JPMorgan Securities, Inc.	302,459,000	JPY	3,257,018	3,221,676	(35,342)

8/24/2010	Barclays Bank Plc	301,452,000	JPY	3,246,174	3,221,674	(24,500)

8/25/2010	Deutsche Bank Securities, Inc.	149,920,000	JPY	1,614,441	1,610,831	(3,610)

9/1/2010	JPMorgan Securities, Inc.	150,260,000	JPY	1,618,333	1,610,841	(7,492)

9/2/2010	HSBC Bank Plc	148,685,000	JPY	1,601,402	1,610,836	9,434

9/9/2010	HSBC Bank Plc	223,934,000	JPY	2,412,211	2,416,258	4,047

9/10/2010	HSBC Bank Plc	223,165,000	JPY	2,403,976	2,416,252	12,276

9/10/2010	Deutsche Bank Securities, Inc.	193,175,000	JPY	2,080,918	2,104,395	23,477

9/13/2010	UBS AG	160,467,000	JPY	1,728,687	1,753,661	24,974

9/15/2010	HSBC Bank Plc	127,670,000	JPY	1,375,426	1,402,936	27,510

9/15/2010	Barclays Bank Plc	126,257,000	JPY	1,360,203	1,402,934	42,731

9/15/2010	UBS AG	190,155,000	JPY	2,048,595	2,104,392	55,797

9/16/2010	HSBC Bank Plc	189,374,000	JPY	2,040,222	2,104,389	64,167

18

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

9/16/2010	Deutsche Bank Securities, Inc.	63,483,000	JPY	$683,935	$701,470	$17,535

9/21/2010	JPMorgan Securities, Inc.	126,965,000	JPY	1,367,998	1,402,928	34,930

9/21/2010	HSBC Bank Plc	62,949,000	JPY	678,251	701,460	23,209

9/24/2010	JPMorgan Securities, Inc.	70,389,000	JPY	758,460	777,822	19,362

9/27/2010	JPMorgan Securities, Inc.	7,000,000	JPY	75,431	77,786	2,355

9/28/2010	JPMorgan Securities, Inc.	39,663,000	JPY	427,414	440,749	13,335

9/29/2010	JPMorgan Securities, Inc.	66,105,000	JPY	712,371	734,582	22,211

11/8/2010	Citibank	94,232,353	JPY	1,016,771	1,041,445	24,674

11/10/2010	Barclays Bank Plc	92,567,000	JPY	998,870	1,033,604	34,734

11/12/2010	UBS AG	93,849,000	JPY	1,012,772	1,048,253	35,481

11/12/2010	Barclays Bank Plc	229,154,000	JPY	2,472,916	2,557,380	84,464

11/15/2010	Deutsche Bank Securities, Inc.	306,357,000	JPY	3,306,387	3,420,117	113,730

11/16/2010	JPMorgan Securities, Inc.	152,982,000	JPY	1,651,129	1,710,061	58,932

11/16/2010	Barclays Bank Plc	73,747,000	JPY	795,948	820,825	24,877

11/17/2010	HSBC Bank Plc	79,941,000	JPY	862,829	889,231	26,402

11/17/2010	Barclays Bank Plc	305,461,000	JPY	3,296,940	3,420,118	123,178

11/17/2010	UBS AG	122,208,000	JPY	1,319,031	1,368,051	49,020

11/18/2010	Barclays Bank Plc	425,961,000	JPY	4,597,690	4,788,166	190,476

11/29/2010	Bank of America	330,341,000	JPY	3,566,923	3,727,928	161,005

11/29/2010	Barclays Bank Plc	301,915,000	JPY	3,259,987	3,420,126	160,139

11/29/2010	Citibank	119,465,000	JPY	1,289,947	1,368,050	78,103

11/29/2010	Barclays Bank Plc	179,396,000	JPY	1,937,064	2,052,069	115,005

12/1/2010	Deutsche Bank Securities, Inc.	296,207,000	JPY	3,198,570	3,420,128	221,558

12/28/2010	Citibank	109,701,956	JPY	1,185,690	1,201,548	15,858

12/28/2010	Barclays Bank Plc	109,297,635	JPY	1,181,320	1,201,548	20,228

12/28/2010	JPMorgan Securities, Inc.	109,471,259	JPY	1,183,196	1,201,548	18,352

9/1/2010	Deutsche Bank Securities, Inc.	144,360,789	MXN	10,726,884	10,355,124	(371,760)

5/7/2010	Deutsche Bank Securities, Inc.	50,068,620	MYR	14,551,015	14,123,729	(427,286)

5/10/2010	Citibank	26,225,202	NZD	18,842,906	14,903,782	(3,939,124)

5/11/2010	Deutsche Bank Securities, Inc.	10,205,417	NZD	7,332,009	5,936,491	(1,395,518)

6/1/2010	Citibank	4,366,392	NZD	3,131,431	3,045,035	(86,396)

6/2/2010	Deutsche Bank Securities, Inc.	3,309,084	NZD	2,372,964	2,335,055	(37,909)

6/2/2010	Credit Suisse First Boston Corp.	1,092,002	NZD	783,081	769,861	(13,220)

8/9/2010	Citibank	975,918	NZD	695,662	641,627	(54,035)

8/9/2010	Deutsche Bank Securities, Inc.	56,386,623	NZD	40,193,974	37,091,121	(3,102,853)

8/9/2010	Credit Suisse First Boston Corp.	964,786	NZD	687,727	635,746	(51,981)

8/11/2010	Credit Suisse First Boston Corp.	483,358	NZD	344,488	321,013	(23,475)

19

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/11/2010	Credit Suisse First Boston Corp.	483,121	NZD	$344,319	$320,855	$(23,464)

8/12/2010	Deutsche Bank Securities, Inc.	4,553,540	NZD	3,245,002	2,974,372	(270,630)

8/24/2010	Credit Suisse First Boston Corp.	4,449,491	NZD	3,167,381	2,933,905	(233,476)

8/27/2010	Deutsche Bank Securities, Inc.	4,428,000	NZD	3,151,220	2,960,118	(191,102)

2/8/2010	UBS AG	35,059,410	SGD	24,965,539	23,700,000	(1,265,539)

5/7/2010	JPMorgan Securities, Inc.	34,905,360	SGD	24,838,138	23,700,000	(1,138,138)

						$(20,498,628)

Forward Foreign Cross-Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/17/2010	Deutsche Bank Securities, Inc.	2,203,000	BRL	106,993,101	JPY	$1,204,696	$1,202,215	$2,481

8/18/2010	Deutsche Bank Securities, Inc.	1,628,000	BRL	78,388,200	JPY	890,053	882,720	7,333

8/19/2010	Deutsche Bank Securities, Inc.	2,442,000	BRL	114,788,652	JPY	1,334,767	1,308,051	26,716

8/31/2010	Deutsche Bank Securities, Inc.	1,630,000	BRL	76,158,490	JPY	888,444	865,824	22,620

9/2/2010	Deutsche Bank Securities, Inc.	2,445,000	BRL	113,049,465	JPY	1,332,044	1,305,079	26,965

9/15/2010	Deutsche Bank Securities, Inc.	3,668,000	BRL	171,028,936	JPY	1,992,299	2,022,720	(30,421)

11/29/2010	UBS AG	27,237,000	NOK	3,185,502	EUR	4,623,179	4,883,896	(260,717)

12/1/2010	UBS AG	8,810,000	NOK	1,021,449	EUR	1,495,250	1,556,180	(60,930)

7/2/2010	Deutsche Bank Securities, Inc.	39,200,000	PLN	8,641,023	EUR	13,519,936	12,277,625	1,242,311

6/28/2010	UBS AG	22,382,000	SEK	2,012,263	EUR	3,131,345	2,819,211	312,134

6/29/2010	UBS AG	16,252,000	SEK	1,466,655	EUR	2,273,745	2,070,582	203,163

								$1,491,655

Forward Foreign Cross-Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Contracts to Buy		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

6/28/2010	UBS AG	2,012,263	EUR	22,382,000	SEK	$2,882,942	$2,819,211	$(63,731)

6/29/2010	UBS AG	1,466,655	EUR	16,252,000	SEK	2,101,248	2,070,582	(30,666)

7/2/2010	Deutsche Bank Securities, Inc.	8,641,023	EUR	39,200,000	PLN	12,379,676	12,277,625	(102,051)

11/29/2010	UBS AG	3,185,502	EUR	27,237,000	NOK	4,559,319	4,883,896	324,577

12/1/2010	UBS AG	1,021,449	EUR	8,810,000	NOK	1,461,955	1,556,180	94,225

20

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Contracts to Buy		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/17/2010	Deutsche Bank Securities, Inc.	106,993,101	JPY	2,203,000	BRL	$1,151,987	$1,202,216	$50,229

8/18/2010	Deutsche Bank Securities, Inc.	78,388,200	JPY	1,628,000	BRL	844,017	882,720	38,703

8/19/2010	Deutsche Bank Securities, Inc.	114,788,652	JPY	2,442,000	BRL	1,235,971	1,308,051	72,080

8/31/2010	Deutsche Bank Securities, Inc.	76,158,490	JPY	1,630,000	BRL	820,227	865,824	45,597

9/2/2010	Deutsche Bank Securities, Inc.	113,049,465	JPY	2,445,000	BRL	1,217,592	1,305,079	87,487

9/15/2010	Deutsche Bank Securities, Inc.	171,028,936	JPY	3,668,000	BRL	1,842,544	2,022,720	180,176

								$696,626

AUD - Australian Dollar

BRL - Brazilian Real

CLP - Chilean Peso

CNY - China Yuan Renminbi

EUR - Euro Dollar

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD- New Zealand Dollar

PHP- Philippine Peso

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

11. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 were as follows:

Ordinary Income	Long-Term Capital Gain	Total
2009	2009	2009

$—	$—	$—

21

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

11. Income Tax Information - continued

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$5,529,823	$—	$49,205,672	$—	$54,735,495

12. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

13. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

22

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Met/Templeton International Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statements of operations and changes in net assets, and the financial highlights for the period from May 1, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Templeton International Bond Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2009 (commencement of operations) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

23

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

24

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

25

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

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Met Investors Series Trust MetLife Aggressive Strategy Portfolio Annual Report	December 31, 2009

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* Not all MetLife products offer eDelivery at this time. ** Your internet provider may impose fees for this service. L0210086208[0911]

Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the MetLife Aggressive Strategy Portfolio had a return of 32.96% and 32.65% for Class A and B Shares, respectively, versus 38.99% for its benchmark, the Dow Jones Aggressive Index1.

Market Environment/Conditions

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate topped 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the, US government applied a two-pronged approach: the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index4 returned 31.8% during 2009.

Portfolio Review/Current Positioning

The MetLife Aggressive Strategy Portfolio is structured to be broadly diversified across and within a wide variety of equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 100% to equities, although it is expected that some cash will be held as a residual of the cash held by the underlying portfolios. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. The Adviser seeks to maintain its goals through the allocation of ongoing cash flows and the quarterly rebalancing of Portfolio’s underlying portfolios to their targets. While this broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. In an effort to be more consistent with its aggressive focus, we modestly increased the target allocation to international stocks.

In contrast to 2008, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. With an equity target of 100%, even with some residual cash being held throughout the year, the Aggressive Portfolio benefited fully from the strong worldwide equity market rally.

The Davis Venture Value Portfolio and the Jennison Growth Portfolio were the two large cap domestic equity portfolios that added the most to performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. It owned American Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Jennison’s performance was helped by its growth style, an overweight position in the strong performing Information Technology sector, and good stock selection: it held strong performing new economy stocks Amazon.com, Google, and Apple. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB and business service providers Experian and Adecco. Explicit exposure to the non-core asset classes (emerging market equities, small international stocks, and global natural resources) also boosted relative performance.

While all of the underlying equity portfolios were positive for the year, several had weak relative performance. The Lord Abbett Growth and Income Portfolio, the BlackRock Large Cap Value Portfolio, and the MFS Value Portfolio all detracted from relative performance. Lord Abbett was hurt primarily by an underweight in the strong performing Information Technology sector and an overweight to the weak Financial Services sector (although this sector did stage a strong rally in the middle quarters of the year). Both BlackRock and MFS faced strong headwinds during 2009 due to their value style. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector, where they favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

1

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position (approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

2

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Jennison Growth Portfolio (Class A)	9.1%
Davis Venture Value Portfolio (Class A)	9.0%
Rainier Large Cap Equity Portfolio (Class A)	7.9%
Met/AIM Small Cap Growth Portfolio (Class A)	5.0%
Third Avenue Small Cap Value Portfolio (Class A)	5.0%
BlackRock Large Cap Value Portfolio (Class A)	5.0%
MFS® Value Portfolio (Class A)	5.0%
Clarion Global Real Estate Portfolio (Class A)	5.0%
Van Kampen Comstock Portfolio (Class A)	5.0%
Lord Abbett Growth and Income Portfolio (Class A)	4.9%

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

MetLife Aggressive Strategy Portfolio managed by
MetLife Advisers, LLC vs. Dow Jones Aggressive Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
MetLife Aggressive Strategy Portfolio—Class A	32.96%	-6.65%	—	1.43%
Class B	32.65%	-6.87%	0.26%	1.61%
Dow Jones Aggressive Index[1]	38.99%	-3.60%	3.55%	5.11%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A(a)(b)
Actual	0.83%	$1,000.00	$1,233.80	$4.56
Hypothetical	0.83%	1,000.00	$1,021.12	$4.13

Class B(a)(b)
Actual	1.08%	$1,000.00	$1,232.70	$5.97
Hypothetical	1.08%	1,000.00	$1,019.86	$5.40

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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MetLife Aggressive Strategy Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Affiliated Investment Companies - 100.0%
Artio International Stock Portfolio (Class A)(b)	2,710,144	$25,610,859
BlackRock Large Cap Value Portfolio (Class A)(b)	3,441,454	32,556,151
Clarion Global Real Estate Portfolio (Class A)(a)	3,383,437	32,413,332
Davis Venture Value Portfolio (Class A)(b)	2,097,054	59,074,017
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	1,286,369	13,391,102
Harris Oakmark International Portfolio (Class A)(a)	2,143,876	25,833,712
Janus Forty Portfolio (Class A)(a)	403,681	26,142,377
Jennison Growth Portfolio (Class A)(b)	5,463,033	59,601,694
Legg Mason Partners Aggressive Growth Portfolio (Class A)(a)	4,449,853	27,099,605
Lord Abbett Growth and Income Portfolio (Class A)(a)	1,695,527	32,164,141
Met/AIM Small Cap Growth Portfolio (Class A)(a)	2,942,100	33,010,362
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	90,160	13,356,255
Met/Dimensional International Small Company Portfolio (Class A)(b)	1,280,397	18,616,975
MFS® Emerging Markets Equity Portfolio (Class A)(a)	2,072,306	19,686,905
MFS® Research International Portfolio (Class A)(a)	2,712,360	25,441,934
MFS® Value Portfolio (Class A)(b)	2,897,891	32,456,383
Rainier Large Cap Equity Portfolio (Class A)(a)	7,340,364	51,822,972
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	2,585,195	19,983,557
Third Avenue Small Cap Value Portfolio (Class A)(a)	2,593,146	32,881,088
Turner Mid Cap Growth Portfolio (Class A)(a)	1,910,124	20,629,336
Van Eck Global Natural Resources Portfolio (Class A)(b)	1,328,641	19,996,041
Van Kampen Comstock Portfolio (Class A)(a)	3,840,926	32,379,008

Total Affiliated Investment Companies (Cost $662,107,323)		654,147,806

Total Investments - 100.0% (Cost $662,107,323)		654,147,806

Other Assets And Liabilities (net) - 0.0%		(257,168)

Net Assets - 100.0%		$653,890,638

(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$654,147,806	$—	$—	$654,147,806
TOTAL INVESTMENTS	$654,147,806	$—	$—	$654,147,806

See accompanying notes to financial statements.

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MetLife Aggressive Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$654,147,806
Receivable for investments sold	248,986
Receivable for shares sold	97,390

Total assets	654,494,182

Liabilities
Due to Manager	45,475
Payables for:
Shares redeemed	346,376
Accrued Expenses:
Management fees	51,761
Distribution and service fees - Class B	137,086
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	11,261

Total liabilities	603,544

Net Assets	$653,890,638

Net Assets Represented by
Paid in surplus	$845,137,335
Accumulated net realized loss	(191,388,965)
Unrealized depreciation on investments	(7,959,517)
Undistributed net investment income	8,101,785

Net Assets	$653,890,638

Net Assets
Class A	$296,704

Class B	653,593,934

Capital Shares Outstanding
Class A	35,381

Class B	78,127,812

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.39

Class B	8.37

(a)	Identified costs of investments was $662,107,323.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$9,996,304

Total investment income	9,996,304

Expenses
Management fees	527,159
Administration fees	23,891
Custodian and accounting fees	26,361
Distribution and service fees - Class B	1,353,053
Audit and tax services	25,887
Legal	32,327
Trustees’ fees and expenses	22,763
Insurance	2,369
Miscellaneous	1,644

Total expenses	2,015,454
Less expenses reimbursed by the Manager	(120,935)

Net expenses	1,894,519

Net investment income	8,101,785

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(157,874,176)
Capital gain distributions from Underlying Portfolios	496,043

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(157,378,133)

Net change in unrealized appreciation on investments	307,163,328

Net realized and unrealized gain on investments	149,785,195

Net Increase in Net Assets from Operations	$157,886,980

See accompanying notes to financial statements.

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MetLife Aggressive Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$8,101,785	$5,296,488
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	(157,378,133)	9,020
Net change in unrealized appreciation (depreciation) on investments	307,163,328	(309,605,331)

Net increase (decrease) in net assets resulting from operations	157,886,980	(304,299,823)

Distributions to Shareholders
From net investment income
Class A	—	(14,174)
Class B	—	(22,482,743)
From net realized gains
Class A	—	(43,098)
Class B	—	(78,906,533)
From return of capital
Class A	—	(85)
Class B	—	(155,370)

Net decrease in net assets resulting from distributions	—	(101,602,003)

Capital Share Transactions
Proceeds from shares sold
Class A	27,383	33,922
Class B	81,223,467	64,897,256
Net asset value of shares issued through acquisition
Class A	—	—
Class B	—	89,222,615
Net asset value of shares issued through dividend reinvestment
Class A	—	57,357
Class B	—	101,544,646
Cost of shares repurchased
Class A	(37,487)	(42,480)
Class B	(86,347,163)	(165,885,064)

Net increase (decrease) in net assets from capital share transactions	(5,133,800)	89,828,252

Net Increase (Decrease) in Net Assets	152,753,180	(316,073,574)
Net assets at beginning of period	501,137,458	817,211,032

Net assets at end of period	$653,890,638	$501,137,458

Undistributed net investment income at end of period	$8,101,785	$—

See accompanying notes to financial statements.

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MetLife Aggressive Strategy Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005(b)
Net Asset Value, Beginning of Period	$6.31	$12.61	$13.21	$11.68	$10.27

Income (Loss) from Investment Operations
Net investment income(a)	0.12	0.11	0.09	0.22	0.77
Net realized/unrealized gain (loss) on investments	1.96	(4.71)	0.34	1.42	0.79

Total from investment operations	2.08	(4.60)	0.43	1.64	1.56

Less Distributions
Dividends from net investment income		(0.41)	(0.20)	(0.02)	(0.11)
Distributions from net realized capital gains	—	(1.29)	(0.83)	(0.09)	(0.04)
Distributions from return of capital	—	(0.00)+	—	—	—

Total distributions	—	(1.70)	(1.03)	(0.11)	(0.15)

Net Asset Value, End of Period	$8.39	$6.31	$12.61	$13.21	$11.68

Total Return	32.96%	(40.67)%	3.12%	14.10%	15.12%
Ratio of expenses to average net assets after reimbursement(c)	0.10%	0.10%	0.10%	0.10%	0.12%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.12%	0.11%	0.10%	0.11%	0.12%*
Ratio of net investment income to average net assets(e)	1.75%	1.11%	0.69%	1.75%	1.08%*
Portfolio turnover rate	40.4%	29.6%	27.2%	26.0%	18.3%
Net assets, end of period (in millions)	$0.3	$0.2	$0.4	$0.3	$0.1

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.31	$12.58	$13.18	$11.68	$10.69

Income (Loss) from Investment Operations
Net investment income(a)	0.10	0.08	0.05	0.18	0.20
Net realized/unrealized gain (loss) on investments	1.96	(4.70)	0.35	1.41	0.91

Total from investment operations	2.06	(4.62)	0.40	1.59	1.11

Less Distributions
Dividends from net investment income		(0.36)	(0.17)	(0.00)+	(0.08)
Distributions from net realized capital gains	—	(1.29)	(0.83)	(0.09)	(0.04)
Distributions from return of capital	—	(0.00)+	—	—	—

Total distributions	—	(1.65)	(1.00)	(0.09)	(0.12)

Net Asset Value, End of Period	$8.37	$6.31	$12.58	$13.18	$11.68

Total Return	32.65%	(40.81)%	2.89%	13.64%	10.38%
Ratio of expenses to average net assets after reimbursement(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.37%	0.36%	0.35%	0.36%	0.37%
Ratio of net investment income to average net assets(e)	1.51%	0.84%	0.36%	1.45%	1.80%
Portfolio turnover rate	40.4%	29.6%	27.2%	26.0%	18.3%
Net assets, end of period (in millions)	$653.6	$500.9	$816.8	$855.9	$661.7

*	Annualized
+	Rounds to less than $0.005 per share
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/02/2005.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Aggressive Strategy Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities or fixed income securities, as applicable (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$527,159	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

	Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
			2005	2006	2007	2008	2009
			Subject to repayment until December 31,
	Class A	Class B	2010	2011	2012	2013	2014

MetLife Aggressive Strategy Portfolio	0.10%	0.35%	$122,410	$98,966	$11,142	$75,771	$120,935
Strategic Growth Portfolio*	N/A	N/A	$—	$36,665	$131,207	$65,845	$—

* On November 7, 2008, the Strategic Growth Portfolio merged with and into MetLife Aggressive Strategy Portfolio. The repayment of the subsidy amount for the Strategic Growth Portfolio will occur from the MetLife Aggressive Strategy Portfolio.

As a result of the Strategic Growth Portfolio acquisition, the Manager was entitled to a subsidy amount of $233,717, of which $0 was repaid by the Portfolio during the year ended December 31, 2009.

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a

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Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Shares Issued in Connection with Acquisition	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	37,356	4,127	—	—	(6,102)	(1,975)	35,381
12/31/2008	32,319	3,601	—	6,074	(4,638)	5,037	37,356

Class B

12/31/2009	79,381,701	11,502,960	—	—	(12,756,849)	(1,253,889)	78,127,812
12/31/2008	64,928,499	6,945,289	13,747,706	10,701,777	(16,941,570)	14,453,202	79,381,701

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$221,703,870	$—	$218,152,788

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$697,398,694	$46,038,169	$(89,289,057)	$(43,250,888)

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying Portfolios to credit risk, consist principally of cash due from counterparties and investments. The Underlying Portfolios restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009
Artio International Stock Portfolio (Class A)	2,007,197	986,130	(283,183)	2,710,144
BlackRock Large Cap Value Portfolio (Class A)	—	3,549,387	(107,933)	3,441,454
Clarion Global Real Estate Portfolio (Class A)	2,697,795	1,287,593	(601,951)	3,383,437
Davis Venture Value Portfolio (Class A)	2,270,574	234,172	(407,692)	2,097,054
Goldman Sachs Mid Cap Value Portfolio (Class A)	1,268,191	165,491	(147,313)	1,286,369
Harris Oakmark International Portfolio (Class A)	2,420,666	387,348	(664,138)	2,143,876
Janus Forty Portfolio (Class A)	—	416,232	(12,551)	403,681
Jennison Growth Portfolio (Class A)	1,911,116	3,895,169	(343,252)	5,463,033
Lazard Mid Cap Portfolio (Class A)	2,166,894	50,457	(2,217,351)	—
Legg Mason Partners Aggressive Growth Portfolio (Class A)	7,757,390	386,568	(3,694,105)	4,449,853
Legg Mason Value Equity Portfolio (Class A)	6,179,435	507,927	(6,687,362)	—
Lord Abbett Growth and Income Portfolio (Class A)	3,095,342	410,908	(1,810,723)	1,695,527
Met/AIM Small Cap Growth Portfolio (Class A)	2,407,623	767,145	(232,668)	2,942,100
Met/Artisan Mid Cap Value Portfolio (Class A)	185,217	11,206	(106,263)	90,160
Met/Dimensional International Small Company Portfolio (Class A)	972,867	538,927	(231,397)	1,280,397
MFS® Emerging Markets Equity Portfolio (Class A)	4,637,221	245,809	(2,810,724)	2,072,306
MFS® Research International Portfolio (Class A)	2,245,670	1,003,226	(536,536)	2,712,360
MFS® Value Portfolio (Class A)	—	2,988,725	(90,834)	2,897,891
Rainier Large Cap Equity Portfolio (Class A)	5,172,823	2,704,736	(537,195)	7,340,364
T. Rowe Price Mid Cap Growth Portfolio (Class A)	—	2,665,993	(80,798)	2,585,195
Third Avenue Small Cap Value Portfolio (Class A)	4,325,398	402,337	(2,134,589)	2,593,146
Turner Mid Cap Growth Portfolio (Class A)	1,339,489	696,765	(126,130)	1,910,124
Van Eck Global Natural Resources Portfolio (Class A)	979,999	498,782	(150,140)	1,328,641
Van Kampen Comstock Portfolio (Class A)	7,914,242	809,502	(4,882,818)	3,840,926

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MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio	Net Realized Loss on Investments during the period	Capital Gain Distributions from Affiliates during the period	Income earned from Affiliates during the period	Ending Value
Artio International Stock Portfolio (Class A)	$(1,460,004)	$—	$109,523	$25,610,859
BlackRock Large Cap Value Portfolio (Class A)	116,854	—	—	32,556,151
Clarion Global Real Estate Portfolio (Class A)	(5,140,446)	—	759,875	32,413,332
Davis Venture Value Portfolio (Class A)	(2,556,565)	—	835,611	59,074,017
Goldman Sachs Mid Cap Value Portfolio (Class A)	(729,202)	—	163,442	13,391,102
Harris Oakmark International Portfolio (Class A)	(5,101,645)	—	1,972,424	25,833,712
Janus Forty Portfolio (Class A)	119,780	—	—	26,142,377
Jennison Growth Portfolio (Class A)	(1,317,666)	—	30,002	59,601,694
Lazard Mid Cap Portfolio (Class A)	(8,047,339)		214,964	—
Legg Mason Partners Aggressive Growth Portfolio (Class A)	(13,582,364)	—	45,136	27,099,605
Legg Mason Value Equity Portfolio (Class A)	(31,637,128)		596,338	—
Lord Abbett Growth and Income Portfolio (Class A)	(23,607,611)	—	1,322,452	32,164,141
Met/AIM Small Cap Growth Portfolio (Class A)	(909,859)	—	—	33,010,362
Met/Artisan Mid Cap Value Portfolio (Class A)	(12,593,882)	—	247,967	13,356,255
Met/Dimensional International Small Company Portfolio (Class A)	667,777	—	—	18,616,975
MFS® Emerging Markets Equity Portfolio (Class A)	(11,774,437)	—	613,980	19,686,905
MFS® Research International Portfolio (Class A)	(3,132,767)	—	554,144	25,441,934
MFS® Value Portfolio (Class A)	142,811	—	—	32,456,383
Rainier Large Cap Equity Portfolio (Class A)	(1,983,132)	—	293,973	51,822,972
T. Rowe Price Mid Cap Growth Portfolio (Class A)	93,187	—	—	19,983,557
Third Avenue Small Cap Value Portfolio (Class A)	(13,652,542)	496,043	687,880	32,881,088
Turner Mid Cap Growth Portfolio (Class A)	(536,201)	—	—	20,629,336
Van Eck Global Natural Resources Portfolio (Class A)	254,514	—	11,977	19,996,041
Van Kampen Comstock Portfolio (Class A)	(21,506,309)	—	1,536,616	32,379,008

9. Acquisitions

As of the close of business on November 7, 2008, MetLife Aggressive Strategy Portfolio (“Aggressive”) acquired all of the net assets of Strategic Growth Portfolio (“Growth”), a series of the Trust, pursuant to a plan of reorganization approved by Growth shareholders on November 5, 2008. The acquisition was accomplished by a tax-free exchange of 13,747,706 Class B shares of Aggressive (valued at $89,222,615) in exchange for 14,328,164 Class B shares of Growth outstanding on November 7, 2008. Growth Class B net assets at that date ($89,222,615), including $41,304,836 of unrealized depreciation and $19,407,113 of accumulated net realized losses, were combined with those of Aggressive Class B. The aggregate Class B net assets of Aggressive immediately before the acquisition were $432,543,589. The aggregate Class B net assets of Growth immediately before the acquisition were $89,222,615. The aggregate Class B net assets of Aggressive immediately after the acquisition were $521,766,204.

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MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008

$—	$24,550,055	$—	$76,896,493	$—	$155,455	$—	$101,602,003

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$8,109,303	$—	$(43,250,887)	$(156,097,595)	$(191,239,179)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$17,248,289*	$138,849,306	$156,097,595

* The Portfolio acquired capital losses in the merger with Strategic Growth Portfolio on November 7, 2008.

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Aggressive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Aggressive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day to day responsibility for managing the MetLife Aggressive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Aggressive Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Aggressive Strategy Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended July 31, 2009. The Board also noted that the Portfolio outperformed the median of its Lipper Index for the one-year period and underperformed the Lipper Index for the three-year period ended July 31, 2009. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Aggressive Index, for the one- and three-year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes and plans to address the Portfolio’s performance. In this regard, the Board noted the recent hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. The Board concluded that appropriate action is being taken to address the Portfolio’s performance.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a

21

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Aggressive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group and above the median of the Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group and the Expense Universe. The Board also considered that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board

22

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Aggressive Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were within the range of the asset-weighted average of comparable funds at lower asset levels and below the asset-weighted average at higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the sub-advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Met Investors Series Trust MetLife Balanced Strategy Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the MetLife Balanced Strategy Portfolio had a return of 28.71% and 28.34% for Class A and B Shares, respectively, versus 23.79% for its benchmark, the Dow Jones Moderate Index1.

Market Environment/Conditions

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate topped 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the, US government applied a two-pronged approach: the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital US Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index4 returned 31.8% during 2009.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio Review/Current Positioning

The MetLife Balanced Strategy Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 65% to equities and 35% to fixed income. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. The Adviser seeks to maintain that goal through the allocation of ongoing cash flows and the quarterly rebalancing of Portfolio’s underlying portfolios to their targets. While this broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. This included the addition of a dedicated foreign bond portfolio, the Met/Templeton International Bond Portfolio, to enhance diversification.

In contrast to 2008, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. With a 65% goal for common stocks, the underlying equity portfolios contributed the most to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in credit based bonds (including high yield) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index. Since corporate and other credit bonds significantly outperformed treasury securities performance, the strong performance of several of the underlying fixed income portfolios was partially responsible for the good relative performance of the MetLife Balanced Strategy Portfolio during 2009.

The Davis Venture Value Portfolio and the Jennison Growth Portfolio were the two large cap domestic equity portfolios that added the most to performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. It owned American Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Jennison’s performance was helped by its growth style, an overweight position in the strong performing Information Technology sector, and good stock selection: it held strong performing new economy stocks Amazon.com, Google, and Apple. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB and business service providers Experian and Adecco. Explicit exposure to the non-core asset classes (emerging market equities, small international stocks, and global natural resources) also boosted relative performance.

1

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

While all of the underlying equity portfolios were positive for the year, several had weak relative performance. The Lord Abbett Growth and Income Portfolio, the BlackRock Large Cap Value Portfolio, and the MFS Value Portfolio all detracted from relative performance. Lord Abbett was hurt primarily by an underweight in the strong performing Information Technology sector and an overweight to the weak Financial Services sector (although this sector did stage a strong rally in the middle quarters of the year). Both BlackRock and MFS faced strong headwinds during 2009 due to their value style. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector, where it favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position (approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

While the Portfolio’s target allocation for high-yield bonds was only 5%, this exposure—especially through those underlying portfolios that focus on high yield (the Lord Abbett Bond Debenture and BlackRock High Yield portfolios)—helped both absolute and relative performance during 2009. However, the PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was the largest single contributor to relative return. PIMCO’s performance was helped by an overweight in spread sectors: including mortgage-backed securities (which were helped by the Federal Reserve’s mortgage purchase program) and corporate bonds (which benefited from narrowing spreads).

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
PIMCO Total Return Portfolio (Class A)	14.3%
Davis Venture Value Portfolio (Class A)	7.2%
BlackRock Large Cap Value Portfolio (Class A)	5.1%
MFS® Value Portfolio (Class A)	5.1%
Western Asset Management U.S. Government Portfolio (Class A)	4.7%
Jennison Growth Portfolio (Class A)	4.1%
Rainier Large Cap Equity Portfolio (Class A)	4.1%
Van Kampen Comstock Portfolio (Class A)	4.0%
PIMCO Inflation Protected Bond Portfolio (Class A)	3.8%
Third Avenue Small Cap Value Portfolio (Class A)	3.1%

2

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

MetLife Balanced Strategy Portfolio managed by
MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return (for the year ended 12/31/09)[2]
	1 Year	3 Year	5 Year	Since Inception[3]
MetLife Balanced Strategy Portfolio—Class A	28.71%	-2.61%	—	2.92%
Class B	28.34%	-2.88%	1.91%	2.66%
Dow Jones Moderate Index[1]	23.79%	0.21%	3.85%	4.89%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A(a)(b)
Actual	0.70%	$1,000.00	$1,182.50	$3.85
Hypothetical	0.70%	1,000.00	1,021.68	3.57

Class B(a)(b)
Actual	0.95%	$1,000.00	$1,136.80	$5.12
Hypothetical	0.95%	1,000.00	1,020.42	4.84

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Affiliated Investment Companies - 100.0%
Artio International Stock Portfolio (Class A)(b)	22,402,089	$211,699,736
BlackRock Bond Income Portfolio (Class A)(b)	1,278,135	133,130,575
BlackRock High Yield Portfolio (Class A)(a)	17,444,075	139,901,485
BlackRock Large Cap Value Portfolio (Class A)(b)	37,924,959	358,770,115
Clarion Global Real Estate Portfolio (Class A)(a)	14,917,576	142,910,382
Davis Venture Value Portfolio (Class A)(b)	17,974,411	506,339,151
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	14,172,989	147,540,815
Harris Oakmark International Portfolio (Class A)(a)	17,721,104	213,539,308
Janus Forty Portfolio (Class A)(a)	2,224,555	144,062,163
Jennison Growth Portfolio (Class A)(b)	26,755,086	291,897,983
Lazard Mid Cap Portfolio (Class A)(a)	7,682,076	71,904,231
Legg Mason Partners Aggressive Growth Portfolio (Class A)(a)	24,511,464	149,274,816
Loomis Sayles Global Markets Portfolio (Class A)(a)	14,349,024	143,490,243
Lord Abbett Bond Debenture Portfolio (Class A)(a)	17,029,187	208,437,242
Lord Abbett Growth and Income Portfolio (Class A)(a)	11,212,922	212,709,126
Met/AIM Small Cap Growth Portfolio (Class A)(a)	12,970,222	145,525,888
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	993,366	147,157,286
Met/Dimensional International Small Company Portfolio (Class A)(b)	9,411,911	136,849,184
Met/Templeton International Bond Portfolio (Class A)(a)	12,420,063	136,869,093

Security Description	Shares	Value

MFS® Emerging Markets Equity Portfolio (Class A)(a)	7,612,316	$72,317,002
MFS® Research International Portfolio (Class A)(a)	22,421,542	210,314,067
MFS® Value Portfolio (Class A)(b)	31,938,804	357,714,603
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	24,080,061	268,974,284
PIMCO Total Return Portfolio (Class A)(a)	83,883,539	1,008,280,138
Rainier Large Cap Equity Portfolio (Class A)(a)	40,450,672	285,581,741
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	18,990,350	146,795,407
Third Avenue Small Cap Value Portfolio (Class A)(a)	17,148,387	217,441,546
Turner Mid Cap Growth Portfolio (Class A)(a)	14,028,109	151,503,573
Van Eck Global Natural Resources Portfolio (Class A)(b)	4,879,109	73,430,596
Van Kampen Comstock Portfolio (Class A)(a)	33,864,015	285,473,645
Western Asset Management U.S. Government Portfolio (Class A)(b)	28,081,318	333,044,434

Total Affiliated Investment Companies (Cost $6,977,320,715)		7,052,879,858

Total Investments - 100.0% (Cost $6,977,320,715)		7,052,879,858

Other Assets And Liabilities (net) - 0.0%		(1,833,941)

Net Assets - 100.0%		$7,051,045,917

(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$7,052,879,858	$—	$—	$7,052,879,858
TOTAL INVESTMENTS	$7,052,879,858	$—	$—	$7,052,879,858

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$7,052,879,858
Receivable for shares sold	2,164,282

Total assets	7,055,044,140

Liabilities
Payables for:
Investments purchased	594,423
Shares redeemed	1,569,859
Accrued Expenses:
Management fees	329,291
Distribution and service fees - Class B	1,477,710
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	15,355

Total liabilities	3,998,223

NET ASSETS	$7,051,045,917

Net Assets Represented by
Paid in surplus	$7,885,942,182
Accumulated net realized loss	(1,071,363,007)
Unrealized appreciation on investments	75,559,143
Undistributed net investment income	160,907,599

Net Assets	$7,051,045,917

NET ASSETS
Class A	$1,754,218

Class B	7,049,291,699

Capital Shares Outstanding
Class A	187,274

Class B	755,326,627

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.37

Class B	9.33

(a)	Identified cost of investments was $6,977,320,715.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$164,542,783

Total investment income	164,542,783

Expenses
Management fees	3,217,759
Administration fees	23,891
Deferred Expense Reimbursement	16,435
Custodian and accounting fees	13,394
Distribution and service fees - Class B	14,209,845
Audit and tax services	22,000
Legal	14,685
Trustees’ fees and expenses	22,763
Insurance	3,091
Miscellaneous	3,401

Total expenses	17,547,264

Net investment income	146,995,519

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(993,517,715)
Capital gain distributions from Underlying Portfolios	28,399,900

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(965,117,815)

Net change in unrealized appreciation on investments	2,289,687,785

Net realized and unrealized gain on investments	1,324,569,970

Net Increase in Net Assets from Operations	$1,471,565,489

See accompanying notes to financial statements.

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MetLife Balanced Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$146,995,519	$115,663,931
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	(965,117,815)	162,564,876
Net change in unrealized appreciation (depreciation) on investments	2,289,687,785	(2,474,910,671)

Net increase (decrease) in net assets resulting from operations	1,471,565,489	(2,196,681,864)

Distributions to Shareholders
From net investment income
Class A	—	(89,629)
Class B	—	(285,402,259)
From net realized gains
Class A	—	(98,612)
Class B	—	(391,005,613)

Net decrease in net assets resulting from distributions	—	(676,596,113)

Capital Share Transactions
Proceeds from shares sold
Class A	669,558	1,307,822
Class B	1,162,696,338	889,500,213
Net asset value of shares issued through acquisition
Class A	—	—
Class B	—	205,816,249
Net asset value of shares issued through dividend reinvestment
Class A	—	188,241
Class B	—	676,407,872
Cost of shares repurchased
Class A	(1,018,743)	(113,768)
Class B	(426,474,032)	(800,914,061)

Net increase in net assets from capital share transactions	735,873,121	972,192,568

Net Increase (Decrease) in Net Assets	2,207,438,610	(1,901,085,409)
Net assets at beginning of period	4,843,607,307	6,744,692,716

Net assets at end of period	$7,051,045,917	$4,843,607,307

Undistributed net investment income at end of period	$160,907,599	$—

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006		2005(b)
Net Asset Value, Beginning of Period	$7.28	$12.15	$12.17	$10.92		$10.04

Income (Loss) from Investment Operations
Net investment income(a)	0.29	0.17	0.15	0.31		0.56
Net realized/unrealized gain (loss) on investments	1.80	(3.83)	0.47	1.03		0.47

Total from investment operations	2.09	(3.66)	0.62	1.34		1.03

Less Distributions
Dividends from net investment income	—	(0.53)	(0.24)	(0.02)		(0.13)
Distributions from net realized capital gains	—	(0.68)	(0.40)	(0.07)		(0.02)

Total distributions	—	(1.21)	(0.64)	(0.09)		(0.15)

Net Asset Value, End of Period	$9.37	$7.28	$12.15	$12.17		$10.92

Total Return	28.71%	(31.75)%	5.16%	12.35%		10.21%
Ratio of expenses to average net assets after reimbursement(d)	0.06%	0.06%	0.06%	0.08%		0.03%*
Ratio of expenses to average net assets before reimbursement and rebates(e)	0.06%	0.06%	0.06%	0.08	%(c)	0.03%*
Ratio of net investment income to average net assets(f)	3.72%	1.75%	1.22%	2.74%		7.70%*
Portfolio turnover rate	28.3%	23.4%	17.0%	20.7%		17.3%
Net assets, end of period (in millions)	$1.8	$1.7	$1.1	$0.7		$0.2

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$7.27	$12.12	$12.15	$10.92		$10.31

Income (Loss) from Investment Operations
Net investment income(a)	0.21	0.19	0.13	0.26		0.22
Net realized/unrealized gain (loss) on investments	1.85	(3.87)	0.46	1.04		0.52

Total from investment operations	2.06	(3.68)	0.59	1.30		0.74

Less Distributions
Dividends from net investment income	—	(0.49)	(0.22)	(0.00	)+	(0.11)
Distributions from net realized capital gains	—	(0.68)	(0.40)	(0.07)		(0.02)

Total distributions	—	(1.17)	(0.62)	(0.07)		(0.13)

Net Asset Value, End of Period	$9.33	$7.27	$12.12	$12.15		$10.92

Total Return	28.34%	(31.93)%	4.88%	11.98%		7.12%
Ratio of expenses to average net assets after reimbursement(d)	0.31%	0.31%	0.31%	0.33%		0.31%
Ratio of expenses to average net assets before reimbursement and rebates(e)	0.31%	0.31%	0.31%	0.33	%(c)	0.31%
Ratio of net investment income to average net assets(f)	2.59%	1.94%	1.05%	2.31%		2.12%
Portfolio turnover rate	28.3%	23.4%	17.0%	20.7%		17.3%
Net assets, end of period (in millions)	$7,049.3	$4,841.9	$6,743.6	$5,167.2		$3,529.8

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/02/2005.
(c)	Excludes the effect of deferred expense reimbursement.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	See Note 3 of the Notes to Financial Statements.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Strategy Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities or fixed income securities, as applicable (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$3,217,759	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

Expenses Deferred in
2006		2007		2008		2009
Subject to repayment until December 31,
2011		2012		2013		2014

$20,230	*	$127,809	*	$115,766	*	$—

* On November 7, 2008, the Strategic Growth and Income Portfolio merged with and into MetLife Balanced Strategy Portfolio. The repayment of the subsidy amount for the Strategic Growth and Income Portfolio will occur from the MetLife Balanced Strategy Portfolio.

As a result of the Strategic Growth and Income Portfolio acquisition, the Manager was entitled to a subsidy amount of $280,240, of which $16,435 was repaid by the Portfolio during the year ended December 31, 2009.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Shares Issued in Connection with Acquisition	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	233,477	80,505	—	—	(126,708)	(46,203)	187,274
12/31/2008	92,198	131,080	—	22,456	(12,257)	141,279	233,477

Class B

12/31/2009	666,222,285	144,726,192	—	—	(55,621,850)	89,104,342	755,326,627
12/31/2008	556,280,267	87,037,809	27,888,381	75,683,135	(80,667,307)	109,942,018	666,222,285

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$2,517,129,081	$—	$1,605,344,101

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$7,199,594,385	$381,884,265	$(528,598,792)	$(146,714,527)

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying Portfolios to credit risk, consist principally of cash due from counterparties and investments. The Underlying Portfolios restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009

Artio International Stock Portfolio (Class A)	13,057,415	10,825,501	(1,480,827)	22,402,089
BlackRock Bond Income Portfolio (ClassA)	—	1,279,390	(1,255)	1,278,135
BlackRock High Yield Portfolio (Class A)	15,687,803	3,322,533	(1,566,261)	17,444,075
BlackRock Large Cap Value Portfolio (Class A)	—	37,961,920	(36,961)	37,924,959
Clarion Global Real Estate Portfolio (Class A)	13,068,125	4,182,862	(2,333,411)	14,917,576
Davis Venture Value Portfolio (Class A)	15,355,305	3,530,492	(911,386)	17,974,411
Goldman Sachs Mid Cap Value Portfolio (Class A)*	12,244,748	2,465,418	(537,177)	14,172,989
Harris Oakmark International Portfolio (Class A)	11,927,247	8,404,377	(2,610,520)	17,721,104
Janus Forty Portfolio (Class A)	—	2,260,055	(35,500)	2,224,555
Jennison Growth Portfolio (Class A)	12,286,375	14,922,475	(453,764)	26,755,086
Lazard Mid Cap Portfolio (Class A)	20,925,423	1,841,890	(15,085,237)	7,682,076
Legg Mason Partners Aggressive Growth Portfolio (Class A)	42,900,607	4,374,647	(22,763,790)	24,511,464
Legg Mason Partners Value Equity Portfolio (Class A)	39,818,589	5,877,333	(45,695,922)	—
Loomis Sayles Global Markets Portfolio (Class A)	26,964,981	3,070,361	(15,686,318)	14,349,024
Lord Abbett Bond Debenture Portfolio (Class A)	24,767,406	4,630,020	(12,368,239)	17,029,187
Lord Abbett Growth and Income Portfolio (Class A)	17,922,619	4,027,426	(10,737,123)	11,212,922
Met/AIM Small Cap Growth Portfolio (Class A)	11,622,210	2,045,271	(697,259)	12,970,222
Met/Artisan Mid Cap Value Portfolio (Class A)	1,341,038	216,285	(563,957)	993,366
Met/Dimensional International Small Company Portfolio (Class A)*	9,404,164	1,826,668	(1,818,921)	9,411,911
Met/Templeton International Bond Portfolio (Class A)	—	12,432,382	(12,319)	12,420,063
MFS® Emerging Markets Equity Portfolio (Class A)	26,959,481	2,246,693	(21,593,858)	7,612,316
MFS® Research International Portfolio (Class A)	21,166,405	4,396,861	(3,141,724)	22,421,542
MFS® Value Portfolio (Class A)	—	31,969,928	(31,124)	31,938,804
PIMCO Inflation Protected Bond Portfolio (Class A)	24,413,853	6,233,792	(6,567,584)	24,080,061
PIMCO Total Return Portfolio (Class A)	51,094,048	37,124,350	(4,334,859)	83,883,539
Rainier Large Cap Equity Portfolio (Class A)*	24,945,606	15,899,134	(394,068)	40,450,672
T. Rowe Price Mid Cap Growth Portfolio (Class A)	18,628,541	2,450,443	(2,088,634)	18,990,350
Third Avenue Small Cap Value Portfolio (Class A)	18,518,147	4,275,542	(5,645,302)	17,148,387
Turner Mid Cap Growth Portfolio (Class A)*	12,905,305	2,279,096	(1,156,292)	14,028,109
Van Eck Global Natural Resources Portfolio (Class A)	4,711,496	644,201	(476,588)	4,879,109
Van Kampen Comstock Portfolio (Class A)	55,580,530	11,349,672	(33,066,187)	33,864,015
Western Asset Management U.S. Government Portfolio (Class A)	19,780,985	8,948,347	(648,014)	28,081,318

* The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2009. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

13

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Underlying Portfolio	Net Realized Gain (Loss) on Investments during the period	Net Realized Gain on Capital Gain Distributions from Affiliates during the period	Income earned from affiliate during the period	Ending Value

Artio International Stock Portfolio (Class A)	$(7,089,346)	$—	$760,866	$211,699,736
BlackRock Bond Income Portfolio (ClassA)	8,389	—	—	133,130,575
BlackRock High Yield Portfolio (Class A)	(2,505,188)	—	6,241,149	139,901,485
BlackRock Large Cap Value Portfolio (Class A)	40,835	—	—	358,770,115
Clarion Global Real Estate Portfolio (Class A)	(11,476,299)	—	3,960,251	142,910,382
Davis Venture Value Portfolio (Class A)	(4,087,622)	—	6,086,927	506,339,151
Goldman Sachs Mid Cap Value Portfolio (Class A)	(2,155,910)	—	1,702,560	147,540,815
Harris Oakmark International Portfolio (Class A)	(22,444,351)	—	10,245,082	213,539,308
Janus Forty Portfolio (Class A)	314,294	—	—	144,062,163
Jennison Growth Portfolio (Class A)	(1,246,839)	—	207,931	291,897,983
Lazard Mid Cap Portfolio (Class A)	(88,420,154)	—	2,239,342	71,904,231
Legg Mason Partners Aggressive Growth Portfolio (Class A)	(72,495,938)	—	268,699	149,274,816
Legg Mason Partners Value Equity Portfolio (Class A)	(218,177,075)		4,140,178	—
Loomis Sayles Global Markets Portfolio (Class A)	(38,359,454)	—	5,390,719	143,490,243
Lord Abbett Bond Debenture Portfolio (Class A)	(27,265,894)	—	20,369,924	208,437,242
Lord Abbett Growth and Income Portfolio (Class A)	(140,159,572)	—	8,258,093	212,709,126
Met/AIM Small Cap Growth Portfolio (Class A)	(2,452,361)	—	—	145,525,888
Met/Artisan Mid Cap Value Portfolio (Class A)	(77,352,807)	—	1,934,920	147,157,286
Met/Dimensional International Small Company Portfolio (Class A)	4,863,327	—	—	136,849,184
Met/Templeton International Bond Portfolio (Class A)	6,686	—	—	136,869,093
MFS® Emerging Markets Equity Portfolio (Class A)	(81,600,022)	—	3,823,618	72,317,002
MFS® Research International Portfolio (Class A)	(15,000,685)	—	5,773,827	210,314,067
MFS® Value Portfolio (Class A)	49,564	—	—	357,714,603
PIMCO Inflation Protected Bond Portfolio (Class A)	(743,296)	—	9,758,322	268,974,284
PIMCO Total Return Portfolio (Class A)	85,901	26,103,001	46,040,369	1,008,280,138
Rainier Large Cap Equity Portfolio (Class A)	(1,766,589)	—	1,530,123	285,581,741
T. Rowe Price Mid Cap Growth Portfolio (Class A)	(3,497,208)	—	—	146,795,407
Third Avenue Small Cap Value Portfolio (Class A)	(37,596,504)	2,296,899	3,185,187	217,441,546
Turner Mid Cap Growth Portfolio (Class A)	(3,365,540)	—	—	151,503,573
Van Eck Global Natural Resources Portfolio (Class A)	979,992	—	62,247	73,430,596
Van Kampen Comstock Portfolio (Class A)	(140,376,927)	—	11,638,539	285,473,645
Western Asset Management U.S. Government Portfolio (Class A)	(231,121)	—	10,923,910	333,044,434

9. Acquisitions

As of the close of business on November 7, 2008, MetLife Balanced Strategy Portfolio (“Balanced”) acquired all of the net assets of Strategic Growth and Income Portfolio (“Growth and Income”), a series of the Trust, pursuant to a plan of reorganization approved by Growth and Income shareholders on November 5, 2008. The acquisition was accomplished by a tax-free exchange of 27,888,381 Class B shares of Balanced (valued at $205,816,249) in exchange for 29,538,030 Class B shares of Growth and Income outstanding on November 7, 2008. Growth and Income Class B net assets at that date ($205,816,249), including $71,349,690 of unrealized depreciation and $28,152,470 of accumulated net realized losses, were combined with those of Balanced Class B. The aggregate Class B net assets of Balanced immediately before the acquisition were $4,694,649,252. The aggregate Class B net assets of Growth and Income immediately before the acquisition were $205,816,249. The aggregate Class B net assets of Balanced immediately after the acquisition were $4,900,465,501.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$—	$303,866,430	$—	$372,729,683	$—	$676,596,113

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$160,915,117	$—	$(146,714,527)	$(849,089,336)	$(834,888,746)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$849,089,336	$849,089,336

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Balanced Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Balanced Strategy Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Balanced Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day to day responsibility for managing the MetLife Balanced Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Balanced Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

20

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Balanced Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period and underperformed the median of its Performance Universe for the three-year period ended July 31, 2009. The Board also noted that the Portfolio underperformed its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one- and three-year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes and plans to address the Portfolio’s performance. In this regard, the Board noted the recent hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. The Board concluded that appropriate action is being taken to address the Portfolio’s overall performance.

21

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Balanced Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group and above the median of the Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group and the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at

22

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Balanced Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the sub-advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Met Investors Series Trust MetLife Defensive Strategy Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the MetLife Defensive Strategy Portfolio had a return of 23.24% and 22.91% for Class A and B Shares, respectively, versus 17.16% for its benchmark, the Dow Jones Moderately Conservative Index1.

Market Environment / Conditions

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate topped 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the, US government applied a two-pronged approach: the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital US Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index4 returned 31.8% during 2009.

Portfolio Review/Current Positioning

The MetLife Defensive Strategy Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 65% to fixed income and 35% to equities. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. While this broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. This included the addition of a dedicated foreign bond portfolio, the Met/Templeton International Bond Portfolio, to enhance diversification. In an effort to be more consistent with its conservative focus, we moderately reduced the goals for the non-core asset classes such as high yield bonds, foreign bonds, and foreign equities.

In contrast to 2008, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. Thus, even with only a moderate 35% goal for common stocks, the underlying equity portfolios contributed the most to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in credit based bonds (including high yield) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index. Since corporate and other credit bonds significantly outperformed treasury securities, the strong performance of several of the underlying fixed income portfolios was most responsible for the good relative performance of the MetLife Defensive Portfolio during 2009.

While the Portfolio’s target allocation for high-yield bonds was a relatively modest 8%, this exposure— especially through those underlying portfolios that focus on high yield (the Lord Abbett Bond Debenture and BlackRock High Yield portfolios)—helped both absolute and relative performance during 2009. However, the PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was the largest single contributor to relative return. PIMCO’s performance was helped by an overweight in spread sectors: including mortgage-backed securities (which were helped by the Federal Reserve’s mortgage purchase program) and corporate bonds (which benefited from narrowing spreads).

1

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

The Davis Venture Value Portfolio and the Jennison Growth Portfolio were the two large cap domestic equity portfolios that added the most to performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. It owned American Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Jennison’s performance was helped by its growth style, an overweight position in the strong performing Information Technology sector, and good stock selection: it held strong performing new economy stocks Amazon.com, Google, and Apple. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB and business service providers Experian and Adecco.

While all of the underlying equity portfolios were positive for the year, several had weak relative performance. The Lord Abbett Growth and Income Portfolio, the BlackRock Large Cap Value Portfolio, and the MFS Value Portfolio all detracted from relative performance. Lord Abbett was hurt primarily by an underweight in the strong performing Information Technology sector and an overweight to the weak Financial Services sector (although this sector did stage a strong rally in the middle quarters of the year). Both BlackRock and MFS faced strong headwinds during 2009 due to their value style. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector, where it favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position (approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
PIMCO Total Return Portfolio (Class A)	23.3%
Western Asset Management U.S. Government Portfolio (Class A)	11.6%
PIMCO Inflation Protected Bond Portfolio (Class A)	10.7%
Lord Abbett Bond Debenture Portfolio (Class A)	7.0%
BlackRock Large Cap Value Portfolio (Class A)	5.2%
MFS® Value Portfolio (Class A)	5.2%
BlackRock Bond Income Portfolio (Class A)	3.9%
Davis Venture Value Portfolio (Class A)	3.1%
Van Kampen Comstock Portfolio (Class A)	3.1%
BlackRock High Yield Portfolio (Class A)	3.0%

2

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

MetLife Defensive Strategy Portfolio managed by MetLife Advisers, LLC vs. Dow Jones Moderately Conservative Index1

	Average Annual Return (for the year ended 12/31/09)[2]
	1 Year	3 Year	5 Year	Since Inception[3]
MetLife Defensive Strategy Portfolio—Class A	23.24%	1.34%	—	4.04%
Class B	22.91%	1.09%	3.23%	3.40%
Dow Jones Moderately Conservative Index[1]	17.16%	2.18%	3.75%	4.50%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A(a)(b)
Actual	0.63%	$1,000.00	$1,136.80	$3.39
Hypothetical	0.63%	1,000.00	$1,022.03	$3.21

Class B(a)(b)
Actual	0.88%	$1,000.00	$1,136.30	$4.74
Hypothetical	0.88%	1,000.00	$1,020.77	$4.48

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Affiliated Investment Companies - 100.0%
Artio International Stock Portfolio (Class A)(b)	4,118,122	$38,916,254
BlackRock Bond Income Portfolio (Class A)(b)	704,603	73,391,465
BlackRock High Yield Portfolio (Class A)(a)	7,212,130	57,841,283
BlackRock Large Cap Value Portfolio (Class A)(b)	10,456,262	98,916,238
Clarion Global Real Estate Portfolio (Class A)(a)	2,056,583	19,702,068
Davis Venture Value Portfolio (Class A)(b)	2,123,891	59,830,017
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	3,907,619	40,678,316
Harris Oakmark International Portfolio (Class A)(a)	3,257,290	39,250,342
Jennison Growth Portfolio (Class A)(b)	3,688,360	40,240,004
Lazard Mid Cap Portfolio (Class A)(a)	2,117,860	19,823,166
Loomis Sayles Global Markets Portfolio (Class A)(a)	3,956,120	39,561,199
Lord Abbett Bond Debenture Portfolio (Class A)(a)	10,952,225	134,055,236
Lord Abbett Growth and Income Portfolio (Class A)(a)	2,061,111	39,099,281
Met/AIM Small Cap Growth Portfolio (Class A)(a)	1,787,930	20,060,572
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	136,931	20,285,006
Met/Templeton International Bond Portfolio (Class A)(a)	3,423,694	37,729,112

Security Description	Shares	Value

Affiliated Investment Companies - continued
MFS® Research International Portfolio (Class A)(a)	2,060,629	$19,328,700
MFS® Value Portfolio (Class A)(b)	8,805,314	98,619,515
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	18,253,550	203,892,150
PIMCO Total Return Portfolio (Class A)(a)	36,994,483	444,673,681
Rainier Large Cap Equity Portfolio (Class A)(a)	5,576,510	39,370,160
Third Avenue Small Cap Value Portfolio (Class A)(a)	1,575,798	19,981,121
Van Eck Global Natural Resources Portfolio (Class A)(b)	1,345,326	20,247,149
Van Kampen Comstock Portfolio (Class A)(a)	7,002,178	59,028,360
Western Asset Management U.S. Government Portfolio (Class A)(b)	18,576,822	220,321,107

Total Affiliated Investment Companies (Cost $1,755,067,064)		1,904,841,502

Total Investments - 100.0% (Cost $1,755,067,064)		1,904,841,502

Other Assets And Liabilities (net) - 0.0%		(416,624)

Net Assets - 100.0%		$1,904,424,878

(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$1,904,841,502	$—	$—	$1,904,841,502
TOTAL INVESTMENTS	$1,904,841,502	$—	$—	1,904,841,502

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$1,904,841,502
Receivable for investments sold	409,207
Receivable for shares sold	622,713
Receivable from Manager	112,272

Total assets	1,905,985,694

Liabilities
Payables for:
Shares redeemed	1,031,920
Accrued Expenses:
Management fees	111,969
Distribution and service fees - Class B	400,590
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	4,752

Total liabilities	1,560,816

Net Assets	$1,904,424,878

Net Assets Represented by
Paid in surplus	$1,872,708,062
Accumulated net realized loss	(185,924,200)
Unrealized appreciation on investments	149,774,438
Undistributed net investment income	67,866,578

Net Assets	$1,904,424,878

Net Assets
Class A	$57,281

Class B	1,904,367,597

Capital Shares Outstanding
Class A	5,647

Class B	188,728,355

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.14

Class B	10.09

(a)	Identified cost of investments was $1,755,067,064.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$65,480,112

Total investment income	65,480,112

Expenses
Management fees	1,129,188
Administration fees	23,937
Deferred Expense Reimbursement	234,616
Custodian and accounting fees	24,920
Distribution and service fees - Class B	3,770,816
Audit and tax services	19,042
Legal	47,019
Trustees’ fees and expenses	22,763
Insurance	5,247
Miscellaneous	1,644

Total expenses	5,279,192

Net investment income	60,200,920

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(169,938,108)
Capital gain distributions from Underlying Portfolios	14,704,137

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(155,233,971)

Net change in unrealized appreciation on investments	425,265,415

Net realized and unrealized gain on investments	270,031,444

Net Increase in Net Assets from Operations	$330,232,364

See accompanying notes to financial statements.

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MetLife Defensive Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$60,200,920	$32,466,683
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	(155,233,971)	16,636,884
Net change in unrealized appreciation (depreciation) on investments	425,265,415	(303,596,726)

Net increase (decrease) in net assets resulting from operations	330,232,364	(254,493,159)

Distributions to Shareholders
From net investment income
Class A	(1,949)	(527)
Class B	(43,226,221)	(15,447,927)
From net realized gains
Class A	(1,088)	(669)
Class B	(25,171,316)	(21,728,145)

Net decrease in net assets resulting from distributions	(68,400,574)	(37,177,268)

Capital Share Transactions
Proceeds from shares sold
Class A	20,112	56,516
Class B	739,206,046	978,023,100
Net asset value of shares issued through dividend reinvestment
Class A	3,037	1,196
Class B	68,397,537	37,176,072
Cost of shares repurchased
Class A	(29,783)	(3,806)
Class B	(308,420,202)	(389,721,998)

Net increase in net assets from capital share transactions	499,176,747	625,531,080

Net Increase in Net Assets	761,008,537	333,860,653
Net assets at beginning of period	1,143,416,341	809,555,688

Net assets at end of period	$1,904,424,878	$1,143,416,341

Undistributed net investment income at end of period	$67,866,578	$43,228,089

See accompanying notes to financial statements.

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MetLife Defensive Strategy Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:

	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005(b)
Net Asset Value, Beginning of Period	$ 8.68	$ 11.28	$11.10	$10.29	$ 9.82

Income (Loss) from Investment Operations
Net investment income(a)	0.50	0.27	0.23	0.36	0.17
Net realized/unrealized gain (loss) on investments	1.41	(2.51)	0.46	0.56	0.43

Total from investment operations	1.91	(2.24)	0.69	0.91	0.60

Less distributions
Dividends from net investment income	(0.29)	(0.16)	(0.25)	(0.02)	(0.11)
Distributions from net realized capital gains	(0.16)	(0.20)	(0.26)	(0.08)	(0.02)

Total distributions	(0.45)	(0.36)	(0.51)	(0.10)	(0.13)

Net Asset Value, End of Period	$ 10.14	$ 8.68	$11.28	$11.10	$10.29

Total Return	23.24%	(20.48)%	6.20%	9.01%	6.07%
Ratio of expenses to average net assets after reimbursement(c)	0.10%	0.09%	0.09%	0.11%	0.12%*
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.10%	0.09%	0.09%	0.12%	0.12%*
Ratio of net investment income to average net assets(e)	5.53%	2.74%	2.05%	3.44%	2.53%*
Portfolio turnover rate	28.1%	29.5%	39.2%	35.3%	36.1%
Net assets, end of period (in millions)	$ 0.1	$ — ++	$ — ++	$ — ++	$ 3— ++

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 8.65	$ 11.25	$11.09	$10.29	$ 9.95

Income (Loss) from Investment Operations
Net investment income(a)	0.37	0.29	0.19	0.29	0.19
Net realized/unrealized gain (loss) on investments	1.51	(2.55)	0.46	0.59	0.26

Total from investment operations	1.88	(2.26)	0.65	0.88	0.45

Less Distributions
Dividends from net investment income	(0.28)	(0.14)	(0.23)	(0.00)+	(0.09)
Distributions from net realized capital gains	(0.16)	(0.20)	(0.26)	(0.08)	(0.02)

Total distributions	(0.44)	(0.34)	(0.49)	(0.08)	(0.11)

Net Asset Value, End of Period	$ 10.09	$ 8.65	$11.25	$11.09	$10.29

Total Return	22.91%	(20.65)%	5.92%	8.63%	4.48%
Ratio of expenses to average net assets after reimbursement(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets before reimbursement and rebates(d)	0.35%	0.35%	0.36%	0.39%	0.40%
Ratio of net investment income to average net assets(e)	3.99%	2.93%	1.72%	2.79%	1.90%
Portfolio turnover rate	28.1%	29.5%	39.2%	35.3%	36.1%
Net assets, end of period (in millions)	$1,904.4	$1,143.4	$809.5	$541.5	$356.1

*	Annualized
+	Rounds to less than $0.005 per share.
++	Net Assets less than 1/10 of $1 million.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/02/2005.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Defensive Strategy Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities or fixed income securities, as applicable (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,129,188	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2005	2006	2007	2008	2009
		Subject to repayment until December 31,
Class A	Class B	2010	2011	2012	2013	2014

0.10%	0.35%	$—	$58,205	$54,067	$1,813	$—

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amount was repaid to the Manager in accordance with the Expense Limitation Agreement during the year ended December 31, 2009:                    $234,616

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	6,464	2,145	364	(3,326)	(817)	5,647
12/31/2008	1,180	5,585	111	(412)	5,284	6,464

Class B

12/31/2009	132,189,711	81,979,579	8,230,750	(33,671,685)	56,538,644	188,728,355
12/31/2008	71,963,875	95,523,689	3,445,419	(38,743,272)	60,225,836	132,189,711

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$929,418,438	$—	$423,664,807

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,808,796,231	$154,794,051	$(58,748,780)	$96,045,271

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying Portfolios to credit risk, consist principally of cash due from counterparties and investments. The Underlying Portfolios restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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Notes to Financial Statements—December 31, 2009—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009

Artio International Stock Portfolio (Class A)	2,997,599	1,700,467	(579,944)	4,118,122
BlackRock Bond Portfolio (Class A)	—	729,237	(24,634)	704,603
BlackRock High Yield Portfolio (Class A)	5,576,245	2,653,075	(1,017,190)	7,212,130
BlackRock Large Cap Value Portfolio (Class A)	—	10,820,206	(363,944)	10,456,262
Clarion Global Real Estate Portfolio (Class A)	3,089,876	1,591,809	(2,625,102)	2,056,583
Davis Venture Value Portfolio (Class A)	1,034,661	1,293,186	(203,956)	2,123,891
Goldman Sachs Mid Cap Value Portfolio (Class A)	2,888,471	1,374,554	(355,406)	3,907,619
Harris Oakmark International Portfolio (Class A)	2,712,336	1,679,399	(1,134,445)	3,257,290
Jennison Growth Portfolio (Class A)	2,894,622	1,178,710	(384,972)	3,688,360
Lazard Mid Cap Portfolio (Class A)	3,290,313	1,153,681	(2,326,134)	2,117,860
Legg Mason Value Equity Portfolio (Class A)	7,074,650	2,485,004	(9,559,654)	—
Loomis Sayles Global Markets Portfolio (Class A)	6,364,878	2,039,335	(4,448,093)	3,956,120
Lord Abbett Bond Debenture Portfolio (Class A)	11,723,556	5,017,588	(5,788,919)	10,952,225
Lord Abbett Growth and Income Portfolio (Class A)	3,514,855	1,664,319	(3,118,063)	2,061,111
Met AIM Small Cap Growth Portfolio (Class A)	—	1,853,111	(65,181)	1,787,930
Met Artisan Mid Cap Value Portfolio (Class A)	—	141,879	(4,948)	136,931
Met/Dimensional International Small Company Portfolio (Class A)	1,115,110	312,682	(1,427,792)	—
Met/Templeton International Bond Portfolio (Class A)	—	3,542,863	(119,169)	3,423,694
MFS® Research International Portfolio (Class A)	1,795,863	760,607	(495,841)	2,060,629
MFS® Value Portfolio (Class A)	—	9,284,639	(479,325)	8,805,314
PIMCO Inflation Protected Bond Portfolio (Class A)	12,724,306	6,770,198	(1,240,954)	18,253,550
PIMCO Total Return Portfolio (Class A)	24,208,038	15,465,439	(2,678,994)	36,994,483
Rainier Large Cap Equity Portfolio (Class A)	3,919,714	1,993,617	(336,821)	5,576,510
T. Rowe Price Mid Cap Growth Portfolio (Class A)	4,394,101	790,909	(5,185,010)	—
Third Avenue Small Cap Value Portfolio (Class A)	2,180,855	998,609	(1,603,666)	1,575,798
Van Eck Global Natural Resources Portfolio (Class A)	1,116,443	456,192	(227,309)	1,345,326
Van Kampen Comstock Portfolio (Class A)	8,196,301	4,062,578	(5,256,701)	7,002,178
Western Asset Management U.S. Government Portfolio (Class A)	11,257,927	8,041,227	(722,332)	18,576,822

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MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio	Net Realized Gain (Loss) on Investments during the period	Net Realized Gain on Capital Gain Distributions from Affiliates during the period	Income earned from Affiliate during the period	Ending Value

Artio International Stock Portfolio (Class A)	$(2,637,011)	$—	$211,855	$38,916,254
BlackRock Bond Portfolio (Class A)	111,332	—	—	73,391,465
BlackRock High Yield Portfolio (Class A)	(1,347,501)	—	2,577,197	57,841,283
BlackRock Large Cap Value Portfolio (Class A)	324,114	—	—	98,916,238
Clarion Global Real Estate Portfolio (Class A)	(14,629,481)	—	1,111,562	19,702,068
Davis Venture Value Portfolio (Class A)	(1,674,042)	—	484,703	59,830,017
Goldman Sachs Mid Cap Value Portfolio (Class A)	(1,780,386)	—	474,078	40,678,316
Harris Oakmark International Portfolio (Class A)	(8,460,422)	—	2,848,894	39,250,342
Jennison Growth Portfolio (Class A)	(1,037,197)	—	57,472	40,240,004
Lazard Mid Cap Portfolio (Class A)	(10,650,240)	—	416,253	19,823,166
Legg Mason Value Equity Portfolio (Class A)	(27,676,102)		867,381	—
Loomis Sayles Global Markets Portfolio (Class A)	(15,649,243)	—	1,488,653	39,561,199
Lord Abbett Bond Debenture Portfolio (Class A)	(13,217,398)	—	11,218,269	134,055,236
Lord Abbett Growth and Income Portfolio (Class A)	(30,898,153)	—	1,920,350	39,099,281
Met AIM Small Cap Growth Portfolio (Class A)	69,383	—	—	20,060,572
Met Artisan Mid Cap Value Portfolio (Class A)	76,509	—	—	20,285,006
Met/Dimensional International Small Company Portfolio (Class A)	931,825		—	—
Met/Templeton International Bond Portfolio (Class A)	55,995	—	—	37,729,112
MFS® Research International Portfolio (Class A)	(2,490,820)	—	535,700	19,328,700
MFS® Value Portfolio (Class A)	653,388	—	—	98,619,515
PIMCO Inflation Protected Bond Portfolio (Class A)	84,438	—	5,905,533	203,892,150
PIMCO Total Return Portfolio (Class A)	7,575	14,383,345	25,369,287	444,673,681
Rainier Large Cap Equity Portfolio (Class A)	(1,085,649)	—	283,033	39,370,160
T. Rowe Price Mid Cap Growth Portfolio (Class A)	(7,517,230)	—	—	—
Third Avenue Small Cap Value Portfolio (Class A)	(7,664,474)	320,792	444,854	19,981,121
Van Eck Global Natural Resources Portfolio (Class A)	585,418	—	17,229	20,247,149
Van Kampen Comstock Portfolio (Class A)	(23,903,636)	—	2,030,707	59,028,360
Western Asset Management U.S. Government Portfolio (Class A)	(419,100)	—	7,217,103	220,321,107

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Notes to Financial Statements—December 31, 2009—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$43,228,302	$16,351,745	$25,172,272	$20,825,523	$68,400,574	$37,177,268

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$67,874,096	$—	$96,045,271	$(132,195,033)	$31,724,334

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total
$132,195,033	$132,195,033

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and has management determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MetLife Defensive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Defensive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Defensive Strategy Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Defensive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day to day responsibility for managing the MetLife Defensive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Defensive Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

20

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Defensive Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended July 31, 2009. The Board also noted that the Portfolio matched its Lipper Index for the one-year period and underperformed its Lipper Index for the three-year period ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderately Conservative Index, for both the one- and three-year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance. The Board noted the recent hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. The Board concluded that the Portfolio’s performance is satisfactory.

21

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Defensive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group and above the median of the Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group and the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is contractually obligated to waive fees and/or reimburse expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

22

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Defensive Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the sub-advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Met Investors Series Trust MetLife Growth Strategy Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the MetLife Growth Strategy Portfolio has a return of 30.48% and 30.10% for Class A and B Shares, respectively, versus 31.31% for its benchmark, the Dow Jones Moderately Aggressive Index1.

Market Environment/Conditions

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate topped 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the, US government applied a two-pronged approach: the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital US Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index4 returned 31.8% during 2009.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio Review/Current Positioning

The MetLife Growth Strategy Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 85% to equities and 15% to fixed income. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. The Adviser seeks to maintain that goal through the allocation of ongoing cash flows and the quarterly rebalancing of Portfolio’s underlying portfolios to their targets. While this broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. This included the addition of a dedicated foreign bond portfolio, the Met/Templeton International Bond Portfolio, to enhance diversification. In an effort to be more consistent with its somewhat aggressive focus, we slightly increased the target allocation for international stocks.

In contrast to 2008, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. With an 85% goal for common stocks, the underlying equity portfolios contributed the most to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in credit based bonds (including high yield) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index. Since corporate and other credit bonds significantly outperformed treasury securities performance, the strong performance of several of the underlying fixed income portfolios was partially responsible for the good relative performance of the Growth Portfolio during 2009.

The Davis Venture Value Portfolio and the Jennison Growth Portfolio were the two large cap domestic equity portfolios that added the most to performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. It owned American Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Jennison’s performance was helped by its growth style, an overweight position in the strong performing Information Technology sector, and good stock selection: it held strong performing new economy stocks Amazon.com, Google, and Apple. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB and business service providers Experian and Adecco. Explicit

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Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

exposure to the non-core asset classes (emerging market equities, small international stocks, and global natural resources) also boosted relative performance.

While all of the underlying equity portfolios were positive for the year, several had weak relative performance. The Lord Abbett Growth and Income Portfolio, the BlackRock Large Cap Value Portfolio, and the MFS Value Portfolio all detracted from relative performance. Lord Abbett was hurt primarily by an underweight in the strong performing Information Technology sector and an overweight to the weak Financial Services sector (although this sector did stage a strong rally in the middle quarters of the year). Both BlackRock and MFS faced strong headwinds during 2009 due to their value style. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector, where it favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position (approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

While the Portfolio’s target allocation for high-yield bonds was only 2%, this exposure—especially through those underlying portfolios that focus on high yield (the Lord Abbett Bond Debenture and BlackRock High Yield portfolios)—helped both absolute and relative performance during 2009. However, the PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was the largest single contributor to relative return. PIMCO’s performance was helped by an overweight in spread sectors: including mortgage-backed securities (which were helped by the Federal Reserve’s mortgage purchase program) and corporate bonds (which benefited from narrowing spreads).

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Davis Venture Value Portfolio (Class A)	8.1%
Jennison Growth Portfolio (Class A)	7.1%
BlackRock Large Cap Value Portfolio (Class A)	6.0%
MFS® Value Portfolio (Class A)	6.0%
Rainier Large Cap Equity Portfolio (Class A)	6.0%
Third Avenue Small Cap Value Portfolio (Class A)	5.1%
PIMCO Total Return Portfolio (Class A)	4.7%
Legg Mason Partners Aggressive Growth Portfolio (Class A)	4.2%
Met/AIM Small Cap Growth Portfolio (Class A)	4.1%
Van Kampen Comstock Portfolio (Class A)	4.0%

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MetLife Growth Strategy Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderately Aggressive Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 year	3 year	5 Year	Since Inception[3]
MetLife Growth Strategy Portfolio—Class A	30.48%	-5.15%	—	2.09%
Class B	30.10%	-5.41%	0.96%	2.14%
Dow Jones Moderately Aggressive Index[1]	31.31%	-1.67%	3.79%	5.09%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A(a)(b)
Actual	0.79%	$1,000.00	$1,214.40	$4.41
Hypothetical	0.79%	1,000.00	1,021.22	4.02

Class B(a)(b)
Actual	1.04%	$1,000.00	$1,212.30	$5.80
Hypothetical	1.04%	1,000.00	1,019.96	5.30

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Affiliated Investment Companies - 100.0%
Artio International Stock Portfolio (Class A)(b)	21,675,025	$204,828,989
BlackRock High Yield Portfolio (Class A)(a)	8,431,189	67,618,133
BlackRock Large Cap Value Portfolio (Class A)(b)	44,039,009	416,609,024
Clarion Global Real Estate Portfolio (Class A)(a)	21,645,738	207,366,169
Davis Venture Value Portfolio (Class A)(b)	19,878,910	559,988,896
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	13,719,228	142,817,165
Harris Oakmark International Portfolio (Class A)(a)	22,859,912	275,461,939
Janus Forty Portfolio (Class A)(a)	3,228,388	209,070,440
Jennison Growth Portfolio (Class A)(b)	45,312,955	494,364,339
Legg Mason Partners Aggressive Growth Portfolio (Class A)(a)	47,456,575	289,010,542
Loomis Sayles Global Markets Portfolio (Class A)(a)	13,882,751	138,827,508
Lord Abbett Bond Debenture Portfolio (Class A)(a)	5,487,616	67,168,422
Lord Abbett Growth and Income Portfolio (Class A)(a)	14,464,086	274,383,721
Met/AIM Small Cap Growth Portfolio (Class A)(a)	25,095,942	281,576,465
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	961,504	142,437,248
Met/Dimensional International Small Company Portfolio (Class A)(b)	9,100,336	132,318,893
Met/Templeton International Bond Portfolio (Class A)(a)	12,005,122	132,296,441
MFS® Emerging Markets Equity Portfolio (Class A)(a)	14,732,563	139,959,348
MFS® Research International Portfolio (Class A)(a)	28,922,807	271,295,930
MFS® Value Portfolio (Class A)(b)	37,082,527	415,324,299
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	23,273,936	259,969,863
PIMCO Total Return Portfolio (Class A)(a)	27,022,106	324,805,712
Rainier Large Cap Equity Portfolio (Class A)(a)	58,703,915	414,449,638
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	18,380,188	142,078,855
Third Avenue Small Cap Value Portfolio (Class A)(a)	27,649,460	350,595,152

Security Description	Shares	Value

Turner Mid Cap Growth Portfolio (Class A)(a)	13,581,460	$146,679,773
Van Eck Global Natural Resources Portfolio (Class A)(b)	9,447,834	142,189,902
Van Kampen Comstock Portfolio (Class A)(a)	32,767,434	276,229,467

Total Affiliated Investment Companies (Cost $7,101,507,435)		6,919,722,273

Total Investments - 100.0% (Cost $7,101,507,435)		6,919,722,273

Other Assets And Liabilities (net) - 0.0%		(1,806,565)

Net Assets - 100.0%		$6,917,915,708

(a)	A Portfolio of Met Investors Series Trust.

(b) A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$6,919,722,273	$—	$—	$6,919,722,273
TOTAL INVESTMENTS	$6,919,722,273	$—	$—	$6,919,722,273

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value(a)	$6,919,722,273
Receivable for shares sold	708,848

Total assets	6,920,431,121

Liabilities
Payables for:
Investments purchased	64,662
Shares redeemed	644,186
Accrued Expenses:
Management fees	324,658
Distribution and service fees - Class B	1,455,285
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	15,037

Total liabilities	2,515,413

Net Assets	$6,917,915,708

Net Assets Represented by
Paid in surplus	$8,552,693,462
Accumulated net realized loss	(1,571,873,001)
Unrealized depreciation on investments	(181,785,162)
Undistributed net investment income	118,880,409

Net Assets	$6,917,915,708

Net Assets
Class A	$2,866,151

Class B	6,915,049,557

Capital Shares Outstanding
Class A	308,589

Class B	747,597,593

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.29

Class B	9.25

(a) Investments at cost $7,101,507,435.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$132,162,175

Total investment income	132,162,175

Expenses
Management fees	3,337,699
Administration fees	23,891
Deferred Expense Reimbursement	14,673
Custodian and accounting fees	16,307
Distribution and service fees - Class B	14,806,700
Audit and tax services	21,999
Legal	15,056
Trustees’ fees and expenses	22,763
Insurance	1,979
Miscellaneous	2,065

Total expenses	18,263,132

Net investment income	113,899,043

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(1,487,908,086)
Capital gain distributions from Underlying Portfolios	14,280,162

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(1,473,627,924)

Net change in unrealized appreciation on investments	2,994,558,933

Net realized and unrealized gain on investments	1,520,931,009

Net Increase in Net Assets from Operations	$1,634,830,052

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$113,899,043	$89,753,717
Net realized gain (1oss) on investments and capital gain distributions from Underlying Portfolios	(1,473,627,924)	168,877,795
Net change in unrealized appreciation (depreciation) on investments	2,994,558,933	(3,421,160,292)

Net increase (decrease) in net assets resulting from operations	1,634,830,052	(3,162,528,780)

Distributions to Shareholders
From net investment income
Class A	—	(130,392)
Class B	—	(247,396,867)
From net realized gains
Class A	—	(237,898)
Class B	—	(494,824,153)

Net decrease in net assets resulting from distributions	—	(742,589,310)

Capital Share Transactions
Proceeds from shares sold
Class A	828,450	1,202,294
Class B	509,262,244	1,001,886,561
Net asset value of shares issued through acquisition
Class A	—	—
Class B	—	205,336,951
Net asset value of shares issued through dividend reinvestment
Class A	—	368,290
Class B	—	742,221,020
Cost of shares repurchased
Class A	(1,126,387)	(1,052,446)
Class B	(608,900,052)	(856,089,538)

Net increase (decrease) in net assets from capital share transactions	(99,935,745)	1,093,873,132

Net Increase (Decrease) in Net Assets	1,534,894,307	(2,811,244,958)
Net assets at beginning of period	5,383,021,401	8,194,266,359

Net assets at end of period	$6,917,915,708	$5,383,021,401

Undistributed net investment income at end of period	$118,880,409	$—

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006		2005(b)
Net Asset Value, Beginning of Period	$7.12	$12.89	$12.89	$11.39		$10.19

Income (Loss) from Investment Operations
Net investment income(a)	0.16	0.16	0.10	0.26		0.90
Net realized/unrealized gain (loss) on investments	2.01	(4.77)	0.55	1.33		0.44

Total from investment operations	2.17	(4.61)	0.65	1.59		1.34

Less Distributions
Dividends from net investment income	—	(0.41)	(0.19)	(0.02)		(0.12)
Distributions from net realized capital gains	—	(0.75)	(0.46)	(0.07)		(0.02)

Total distributions	—	(1.16)	(0.65)	(0.09)		(0.14)

Net Asset Value, End of Period	$9.29	$7.12	$12.89	$12.89		$11.39

Total Return	30.48%	(37.74)%	5.03%	14.04%		13.20%
Ratio of expenses to average net assets after reimbursement(d)	0.06%	0.06%	0.06%	0.08%		0.04%*
Ratio of expenses to average net assets before reimbursement and rebates(e)	0.06%	0.06%	0.06%	0.08	%(c)	0.04%*
Ratio of net investment income to average net assets(f)	2.02%	1.50%	0.77%	2.19%		11.87%*
Portfolio turnover rate	39.3%	23.0%	15.3%	19.8%		15.1%
Net assets, end of period (in millions)	$2.9	$2.4	$3.8	$2.6		$1.2

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$7.11	$12.85	$12.87	$11.40		$10.56

Income (Loss) from Investment Operations
Net investment income(a)	0.15	0.13	0.07	0.22		0.22
Net realized/unrealized gain (loss) on investments	1.99	(4.75)	0.53	1.32		0.74

Total from investment operations	2.14	(4.62)	0.60	1.54		0.96

Less Distributions
Dividends from net investment income	—	(0.37)	(0.16)	(0.00	)+	(0.10)
Distributions from net realized capital gains	—	(0.75)	(0.46)	(0.07)		(0.02)

Total distributions	—	(1.12)	(0.62)	(0.07)		(0.12)

Net Asset Value, End of Period	$9.25	$7.11	$12.85	$12.87		$11.40

Total Return	30.10%	(37.87)%	4.70%	13.59%		9.12%
Ratio of expenses to average net assets after reimbursement(d)	0.31%	0.31%	0.31%	0.33%		0.31%
Ratio of expenses to average net assets before reimbursement and rebates(e)	0.31%	0.31%	0.31%	0.33	%(c)	0.31%
Ratio of net investment income to average net assets(f)	1.92%	1.28%	0.50%	1.81%		2.03%
Portfolio turnover rate	39.3%	23.0%	15.3%	19.8%		15.1%
Net assets, end of period (in millions)	$6,915.0	$5,380.6	$8,190.5	$5,510.3		$3,206.2

*	Annualized
+	Rounds to less than $0.005 per share
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/02/2005.
(c)	Excludes the effect of deferred expense reimbursement.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	See Note 3 of the Notes to Financial Statements.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Growth Strategy Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities or fixed income securities, as applicable (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets
$3,337,699	0.10%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.05%	Over $1 Billion

Expenses Deferred in
2006		2007		2008		2009
Subject to repayment until December 31,
2011		2012		2013		2014

$21,992	*	$126,028	*	$112,802	*	$—

* On November 7, 2008, the Strategic Conservative Growth Portfolio merged with and into MetLife Growth Strategy Portfolio. The repayment of the subsidy amount for the Strategic Conservative Growth Portfolio will occur from the MetLife Growth Strategy Portfolio.

As a result of the Strategic Conservative Growth Portfolio acquisition, the Manager was entitled to a subsidy amount of $275,495, of which $14,673 was repaid by the Portfolio during the year ended December 31, 2009.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Shares Issued in Connection with Acquisition	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	334,496	110,557	—	—	(136,464)	(25,907)	308,589
12/31/2008	293,957	105,509	—	39,202	(104,172)	40,539	334,496

Class B

12/31/2009	757,246,219	69,593,023	—	—	(79,241,649)	(9,648,626)	747,597,593
12/31/2008	637,247,569	95,040,000	28,244,422	79,520,078	(82,805,850)	119,998,650	757,246,219

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$2,350,196,356	$—	$2,321,594,109

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$7,335,274,849	$432,374,441	$(847,927,017)	$(415,552,576)

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying Portfolios to credit risk, consist principally of cash due from counterparties and investments. The Underlying Portfolios restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009
Artio International Stock Portfolio (Class A)	21,116,471	2,958,189	(2,399,635)	21,675,025
BlackRock High Yield Portfolio (Class A)	—	9,050,045	(618,856)	8,431,189
BlackRock Large Cap Value Portfolio (Class A)	—	45,782,154	(1,743,145)	44,039,009
Clarion Global Real Estate Portfolio (Class A)	21,754,350	4,071,153	(4,179,765)	21,645,738
Davis Venture Value Portfolio (Class A)	24,349,095	2,339,458	(6,809,643)	19,878,910
Goldman Sachs Mid Cap Value Portfolio (Class A)*	13,586,308	1,353,069	(1,220,149)	13,719,228
Harris Oakmark International Portfolio (Class A)	19,663,178	7,475,077	(4,278,343)	22,859,912
Janus Forty Portfolio (Class A)	—	3,355,247	(126,859)	3,228,388
Jennison Growth Portfolio (Class A)	13,638,870	34,234,182	(2,560,097)	45,312,955
Lazard Mid Cap Portfolio (Class A)	15,486,835	590,398	(16,077,233)	—
Legg Mason Partners Aggressive Growth Portfolio (Class A)*	71,365,336	3,567,210	(27,475,971)	47,456,575
Legg Mason Value Equity Portfolio (Class A)	44,214,958	4,877,449	(49,092,407)	—
Loomis Sayles Global Markets Portfolio (Class A)	29,888,222	1,722,687	(17,728,158)	13,882,751
Lord Abbett Bond Debenture Portfolio (Class A)	10,948,509	1,265,190	(6,726,083)	5,487,616
Lord Abbett Growth and Income Portfolio (Class A)	33,200,096	4,390,975	(23,126,985)	14,464,086
Met/AIM Small Cap Growth Portfolio (Class A)*	12,898,961	13,490,722	(1,293,741)	25,095,942
Met/Artisan Mid Cap Value (Class A)	992,269	102,571	(133,336)	961,504
Met/Dimensional International Small Company Portfolio (Class A)*	10,387,289	843,535	(2,130,488)	9,100,336
Met/Templeton International Bond Portfolio (Class A)	—	12,487,012	(481,890)	12,005,122
MFS® Emerging Markets Equity Portfolio (Class A)	31,075,165	1,585,472	(17,928,074)	14,732,563
MFS® Research International Portfolio (Class A)	24,222,074	10,510,802	(5,810,069)	28,922,807
MFS® Value Portfolio (Class A)	—	38,549,517	(1,466,990)	37,082,527
PIMCO Inflation Protected Bond Portfolio (Class A)	10,777,318	14,372,625	(1,876,007)	23,273,936
PIMCO Total Return Portfolio (Class A)	18,800,110	11,186,507	(2,964,511)	27,022,106
Rainier Large Cap Equity Portfolio (Class A)*	46,164,159	15,947,311	(3,407,555)	58,703,915
T.Rowe Price Mid Cap Growth Portfolio (Class A)	20,673,344	783,595	(3,076,751)	18,380,188
Third Avenue Small Cap Value Portfolio (Class A)*	41,123,655	4,531,575	(18,005,770)	27,649,460
Turner Mid Cap Growth Portfolio (Class A)*	14,336,594	845,046	(1,600,180)	13,581,460
Van Eck Global Natural Resources Portfolio (Class A)*	10,410,008	419,876	(1,382,050)	9,447,834
Van Kampen Comstock Portfolio (Class A)	92,488,640	10,622,541	(70,343,747)	32,767,434

* The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2009. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

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MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio	Net Realized Gain (Loss) on Investments during the period	Net Realized Gain on Capital Gain Distributions from Affiliates during the period	Income earned from affiliate during the period	Ending Value
Artio International Stock Portfolio (Class A)	$(11,324,615)	$—	$1,226,131	$204,828,989
BlackRock High Yield Portfolio (Class A)	771,474	—	—	67,618,133
BlackRock Large Cap Value Portfolio (Class A)	1,928,784	—	—	416,609,024
Clarion Global Real Estate Portfolio (Class A)	(25,719,543)	—	6,377,703	207,366,169
Davis Venture Value Portfolio (Class A)	(47,236,558)	—	9,341,762	559,988,896
Goldman Sachs Mid Cap Value Portfolio (Class A)	(5,225,007)	—	1,828,422	142,817,165
Harris Oakmark International Portfolio (Class A)	(36,709,848)	—	16,516,701	275,461,939
Janus Forty Portfolio (Class A)	1,221,236	—	—	209,070,440
Jennison Growth Portfolio (Class A)	(5,787,613)	—	223,447	494,364,339
Lazard Mid Cap Portfolio (Class A)	(57,083,792)	—	1,603,194	—
Legg Mason Partners Aggressive Growth Portfolio (Class A)	(92,289,743)	—	432,919	289,010,542
Legg Mason Value Equity Portfolio (Class A)	(248,701,536)	—	4,447,122	—
Loomis Sayles Global Markets Portfolio (Class A)	(45,160,585)	—	5,792,324	138,827,508
Lord Abbett Bond Debenture Portfolio (Class A)	(15,506,127)	—	8,753,574	67,168,422
Lord Abbett Growth and Income Portfolio (Class A)	(309,856,177)	—	14,786,072	274,383,721
Met/AIM Small Cap Growth Portfolio (Class A)	(3,987,800)	—	—	281,576,465
Met/Artisan Mid Cap Value (Class A)	(17,123,344)	—	1,385,327	142,437,248
Met/Dimensional International Small Company Portfolio (Class A)	5,959,251	—	—	132,318,893
Met/Templeton International Bond Portfolio (Class A)	286,479	—	—	132,296,441
MFS® Emerging Markets Equity Portfolio (Class A)	(76,286,871)	—	4,108,424	139,959,348
MFS® Research International Portfolio (Class A)	(33,581,651)	—	6,196,740	271,295,930
MFS® Value Portfolio (Class A)	2,347,942	—	—	415,324,299
PIMCO Inflation Protected Bond Portfolio (Class A)	659,512	—	4,193,882	259,969,863
PIMCO Total Return Portfolio (Class A)	313,528	9,346,452	16,485,235	324,805,712
Rainier Large Cap Equity Portfolio (Class A)	(11,640,982)	—	2,739,282	414,449,638
T.Rowe Price Mid Cap Growth Portfolio (Class A)	(9,337,364)	—	—	142,078,855
Third Avenue Small Cap Value Portfolio (Class A)	(110,826,277)	4,933,710	6,841,741	350,595,152
Turner Mid Cap Growth Portfolio (Class A)	(4,120,132)	—	—	146,679,773
Van Eck Global Natural Resources Portfolio (Class A)	2,946,028	—	133,781	142,189,902
Van Kampen Comstock Portfolio (Class A)	(336,836,755)	—	18,748,392	276,229,467

9. Acquisitions

As of the close of business on November 7, 2008, MetLife Growth Strategy Portfolio (“Growth”) acquired all of the net assets of Strategic Conservative Growth Portfolio (“Conservative Growth”), a series of the Trust, pursuant to a plan of reorganization approved by Conservative Growth shareholders on November 5, 2008. The acquisition was accomplished by a tax-free exchange of 28,244,422 Class B shares of Growth (valued at $205,336,951) in exchange for 31,012,551 Class B shares of Conservative Growth outstanding on November 7, 2008. Conservative Growth Class B net assets at that date ($205,336,951), including $88,001,600 of unrealized depreciation and $28,816,585 of accumulated net realized losses, were combined with those of Growth Class B. The aggregate Class B net assets of Growth immediately before the acquisition were $5,245,469,631. The aggregate Class B net assets of Conservative Growth immediately before the acquisition were $205,336,951. The aggregate Class B net assets of Growth immediately after the acquisition were $5,450,806,582.

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MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$—	$266,267,801	$—	$476,321,509	$—	$742,589,310

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$118,887,927	$—	$(415,552,576)	$(1,338,105,587)	$(1,634,770,236)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2015		Expiring 12/31/2017	Total

$841,458	*	$1,337,264,129	$1,338,105,587

*	The Portfolio acquired capital losses in the merger with Strategic Conservative Growth Portfolio on November 7, 2008.

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MetLife Growth Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Growth Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Growth Strategy Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Growth Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day to day responsibility for managing the MetLife Growth Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Growth Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee,

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

20

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Growth Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderately Aggressive Index, for both the one- and three-year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance. The Board noted the recent hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a

21

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Growth Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee

22

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Growth Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at asset levels up to $500 million, then decrease below the asset-weighted average of comparable funds for all higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the sub-advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Met Investors Series Trust MetLife Moderate Strategy Portfolio Annual Report	December 31, 2009

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* Not all MetLife products offer eDelivery at this time. ** Your internet provider may impose fees for this service. L0210086208[0911]

Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the MetLife Moderate Strategy Portfolio had a return of 26.35% and 26.09% Class A and B Shares, respectively, versus 23.79% for its benchmark, the Dow Jones Moderate Index1.

Market Environment / Conditions

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate topped 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the, US government applied a two-pronged approach: the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital US Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index4 returned 31.8% during 2009.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio Review / Current Positioning

The MetLife Moderate Strategy Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 50% to fixed income and 50% to equities. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. While this broad asset class goal did not change, several small adjustments to the target allocations of the sub-asset classes and the underlying portfolios were made during the year. This included the addition of a dedicated foreign bond portfolio, the Met/Templeton International Bond Portfolio, to enhance diversification.

In contrast to 2008, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. With a 50% goal for common stocks, the underlying equity portfolios contributed the most to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in credit based “spread product” bonds (including high yield) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index. Since corporate and other “spread” bonds significantly outperformed treasury securities performance, the strong performance of several of the underlying fixed income portfolios was most responsible for the strong relative performance of the MetLife Moderate Strategy Portfolio during 2009.

While the Portfolio’s target allocation for high-yield bonds was a relatively modest 6%, this exposure—especially through those underlying portfolios that focus on high yield (the Lord Abbett Bond Debenture and BlackRock High Yield portfolios)—helped both absolute and relative performance during 2009. However, the PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was the largest single contributor to relative return. PIMCO’s performance was helped by an overweight in spread sectors: including mortgage-backed securities (which were helped by the Federal Reserve’s mortgage purchase program) and corporate bonds (which benefited from narrowing spreads).

The Davis Venture Value Portfolio and the Jennison Growth Portfolio were the two large cap domestic equity portfolios that added the most to performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. It owned American Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Jennison’s performance was helped by its growth style, an

1

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

overweight position in the strong performing Information Technology sector, and good stock selection: it held strong performing new economy stocks Amazon.com, Google, and Apple. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB and business service providers Experian and Adecco.

While all of the underlying equity portfolios were positive for the year, several had weak relative performance. The Lord Abbett Growth and Income Portfolio, the BlackRock Large Cap Value Portfolio, and the MFS Value Portfolio all detracted from relative performance. Lord Abbett was hurt primarily by an underweight in the strong performing Information Technology sector and an overweight to the weak Financial Services sector (although this sector did stage a strong rally in the middle quarters of the year). Both BlackRock and MFS faced strong headwinds during 2009 due to their value style. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector, where it favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position (approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
PIMCO Total Return Portfolio (Class A)	20.2%
Western Asset Management U.S. Government Portfolio (Class A)	7.6%
Davis Venture Value Portfolio (Class A)	6.2%
BlackRock Large Cap Value Portfolio (Class A)	6.2%
MFS® Value Portfolio (Class A)	6.1%
PIMCO Inflation Protected Bond Portfolio (Class A)	5.8%
Lord Abbett Bond Debenture Portfolio (Class A)	5.0%
Van Kampen Comstock Portfolio (Class A)	4.1%
Jennison Growth Portfolio (Class A)	3.1%
Third Avenue Small Cap Value Portfolio (Class A)	3.1%

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MetLife Moderate Strategy Portfolio

MetLife Moderate Strategy Portfolio managed by MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return (for the year ended 12/31/09)[2]
	1 Year	3 Year	5 Year	Since Inception[3]
MetLife Moderate Strategy Portfolio—Class A	26.35%	-0.23%	—	3.76%
Class B	26.09%	-0.49%	2.82%	3.24%
Dow Jones Moderate Index[1]	23.79%	0.21%	3.85%	4.89%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2”Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A(a)(b)
Actual	0.71%	$1,000.00	$1,164.70	$3.87
Hypothetical	0.71%	1,000.00	1,021.63	3.62

Class B(a)(b)
Actual	0.96%	$1,000.00	$1,163.90	$5.24
Hypothetical	0.96%	1,000.00	1,020.37	4.89

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Affiliated Investment Companies - 100.0%
Artio International Stock Portfolio (Class A)(b)	6,530,706	$61,715,170
BlackRock Bond Income Portfolio (Class A)(b)	559,347	58,261,537
BlackRock High Yield Portfolio (Class A)(a)	7,632,331	61,211,293
BlackRock Large Cap Value Portfolio (Class A)(b)	19,899,459	188,248,880
Clarion Global Real Estate Portfolio (Class A)(a)	6,524,041	62,500,315
Davis Venture Value Portfolio (Class A)(b)	6,736,596	189,769,907
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	6,196,219	64,502,638
Harris Oakmark International Portfolio (Class A)(a)	5,166,431	62,255,495
Jennison Growth Portfolio (Class A)(b)	8,773,628	95,720,282
Lazard Mid Cap Portfolio (Class A)(a)	3,359,352	31,443,531
Loomis Sayles Global Markets Portfolio (Class A)(a)	6,274,888	62,748,886
Lord Abbett Bond Debenture Portfolio (Class A)(a)	12,417,313	151,987,913
Lord Abbett Growth and Income Portfolio (Class A)(a)	4,903,580	93,020,911
Met/AIM Small Cap Growth Portfolio (Class A)(a)	2,836,004	31,819,968
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	217,144	32,167,714
Met/Dimensional International Small Company Portfolio (Class A)(b)	2,058,699	29,933,486
Met/Templeton International Bond Portfolio (Class A)(a)	5,434,261	59,885,558
MFS® Emerging Markets Equity Portfolio (Class A)(a)	3,328,425	31,620,036
MFS® Research International Portfolio (Class A)(a)	6,536,717	61,314,406
MFS® Value Portfolio (Class A)(b)	16,759,886	187,710,725
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	15,804,641	176,537,839
PIMCO Total Return Portfolio (Class A)(a)	51,389,120	617,697,226
Rainier Large Cap Equity Portfolio (Class A)(a)	13,266,859	93,664,027
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	4,151,602	32,091,885

Security Description	Shares	Value

Third Avenue Small Cap Value Portfolio (Class A)(a)	7,499,333	$95,091,542
Turner Mid Cap Growth Portfolio (Class A)(a)	3,066,321	33,116,267
Van Eck Global Natural Resources Portfolio (Class A)(b)	2,132,773	32,098,227
Van Kampen Comstock Portfolio (Class A)(a)	14,808,171	124,832,884
Western Asset Management U.S. Government Portfolio (Class A)(b)	19,662,026	233,191,625

Total Affiliated Investment Companies (Cost $2,889,332,506)		3,056,160,173

Total Investments - 100.0% (Cost $2,889,332,506)		3,056,160,173

Other Assets And Liabilities (net) - 0.0%		(815,451)

Net Assets - 100.0%		$3,055,344,722

(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$3,056,160,173	$—	$—	$3,056,160,173
TOTAL INVESTMENTS	$3,056,160,173	$—	$—	$3,056,160,173

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$3,056,160,173
Receivable for shares sold	2,462,820

Total assets	3,058,622,993

Liabilities
Payables for:
Investments purchased	1,874,089
Shares redeemed	588,732
Accrued Expenses:
Management fees	159,757
Distribution and service fees - Class B	639,304
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	7,518
Other expenses	4,804

Total liabilities	3,278,271

Net Assets	$3,055,344,722

Net Assets Represented by
Paid in surplus	$3,165,157,610
Accumulated net realized loss	(364,125,814)
Unrealized appreciation on investments	166,827,667
Undistributed net investment income	87,485,259

Net Assets	$3,055,344,722

Net Assets
Class A	$1,101,595

Class B	3,054,243,127

Capital Shares Outstanding
Class A	112,906

Class B	313,944,088

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.76

Class B	9.73

(a)	Identified cost of investments was $2,889,332,506.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios	$85,955,547

Total investment income	85,955,547

Expenses
Management fees	1,576,176
Administration fees	23,937
Custodian and accounting fees	13,301
Distribution and service fees - Class B	6,003,312
Audit and tax services	19,042
Legal	42,961
Trustees’ fees and expenses	22,763
Insurance	8,661
Miscellaneous	6,050

Total expenses	7,716,203

Net investment income	78,239,344

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(345,063,549)
Capital gain distributions from Underlying Portfolios	18,073,688

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(326,989,861)

Net change in unrealized appreciation on investments	828,550,004

Net realized and unrealized gain on investments	501,560,143

Net Increase in Net Assets from Operations	$579,799,487

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$78,239,344	$54,653,304
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	(326,989,861)	58,750,134
Net change in unrealized appreciation (depreciation) on investments	828,550,004	(778,881,328)

Net increase (decrease) in net assets resulting from operations	579,799,487	(665,477,890)

Distributions to Shareholders
From net investment income
Class A	(38,184)	(20,354)
Class B	(76,842,486)	(39,083,679)
From net realized gains
Class A	(26,840)	(27,369)
Class B	(57,923,961)	(59,210,473)

Net decrease in net assets resulting from distributions	(134,831,471)	(98,341,875)

Capital Share Transactions
Proceeds from shares sold
Class A	145,124	330,375
Class B	823,714,473	704,845,608
Net asset value of shares issued through dividend reinvestment
Class A	65,024	47,723
Class B	134,766,447	98,294,152
Cost of shares repurchased
Class A	(210,127)	(53,370)
Class B	(264,151,356)	(376,422,302)

Net increase in net assets from capital share transactions	694,329,585	427,042,186

Net Increase (Decrease) in Net Assets	1,139,297,601	(336,777,579)
Net assets at beginning of period	1,916,047,121	2,252,824,700

Net assets at end of period	$3,055,344,722	$1,916,047,121

Undistributed net investment income at end of period	$87,485,259	$76,880,582

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006		2005(b)
Net Asset Value, Beginning of Period	$8.29	$11.73	$11.58	$10.57		$9.91

Income (Loss) from Investment Operations
Net investment income(a)	0.33	0.27	0.20	0.19		1.25
Net realized/unrealized gain (loss) on investments	1.70	(3.22)	0.54	0.93		(0.44)

Total from investment operations	2.03	(2.95)	0.74	1.12		0.81

Less Distributions
Dividends from net investment income	(0.33)	(0.21)	(0.27)	(0.02)		(0.13)
Distributions from net realized capital gains	(0.23)	(0.28)	(0.32)	(0.09)		(0.02)

Total distributions	(0.56)	(0.49)	(0.59)	(0.11)		(0.15)

Net Asset Value, End of Period	$9.76	$8.29	$11.73	$11.58		$10.57

Total Return	26.35%	(26.19)%	6.49%	10.62%		8.16%
Ratio of expenses to average net assets after reimbursement(d)	0.07%	0.07%	0.07%	0.09%		0.09%*
Ratio of expenses to average net assets before reimbursement and rebates(e)	0.07%	0.07%	0.07%	0.09	%(c)	0.09%*
Ratio of net investment income to average net assets(f)	3.82%	2.74%	1.73%	1.76%		17.59%*
Portfolio turnover rate	28.4%	21.6%	18.1%	22.2%		22.6%
Net assets, end of period (in millions)	$1.1	$0.9	$0.9	$0.9		$0.3

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$8.26	$11.70	$11.56	$10.57		$10.11

Income (Loss) from Investment Operations
Net investment income(a)	0.28	0.25	0.16	0.30		0.22
Net realized/unrealized gain (loss) on investments	1.73	(3.23)	0.55	0.78		0.37

Total from investment operations	2.01	(2.98)	0.71	1.08		0.59

Less Distributions
Dividends from net investment income	(0.31)	(0.18)	(0.25)	(0.00	)+	(0.11)
Distributions from net realized capital gains	(0.23)	(0.28)	(0.32)	(0.09)		(0.02)

Total distributions	(0.54)	(0.46)	(0.57)	(0.09)		(0.13)

Net Asset Value, End of Period	$9.73	$8.26	$11.70	$11.56		$10.57

Total Return	26.09%	(26.42)%	6.21%	10.23%		5.81%
Ratio of expenses to average net assets after reimbursement(d)	0.32%	0.32%	0.32%	0.35%		0.35%
Ratio of expenses to average net assets before reimbursement and rebates(e)	0.32%	0.32%	0.32%	0.35	%(c)	0.35%
Ratio of net investment income to average net assets(f)	3.26%	2.45%	1.40%	2.70%		2.14%
Portfolio turnover rate	28.4%	21.6%	18.1%	22.2%		22.6%
Net assets, end of period (in millions)	$3,054.2	$1,915.1	$2,251.9	$1,680.4		$1,170.1

*	Annualized
+	Rounds to less than $0.005 per share
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/02/2005.
(c)	Excludes the effect of deferred expense reimbursement.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	See Note 3 of the Notes to Financial Statements.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Moderate Strategy Portfolio (the “Portfolio”), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities or fixed income securities, as applicable (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,576,176	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	110,151	17,419	8,379	(23,043)	2,755	112,906
12/31/2008	80,858	30,243	4,334	(5,284)	29,293	110,151

Class B

12/31/2009	231,784,890	95,887,374	17,389,219	(31,117,395)	82,159,198	313,944,088
12/31/2008	192,395,065	68,440,824	8,935,832	(37,986,831)	39,389,825	231,784,890

The Portfolio is authorized to issue an unlimited number of shares.

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Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$1,338,095,271	$—	$682,005,374

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$2,986,345,939	$209,023,825	$(139,209,591)	$69,814,234

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Underlying Portfolios restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009

Artio International Stock Portfolio (Class A)	5,022,439	2,149,366	(641,099)	6,530,706
BlackRock Bond Income Portfolio (Class A)	—	562,692	(3,345)	559,347
BlackRock High Yield Portfolio (Class A)	6,221,418	2,182,832	(771,919)	7,632,331
BlackRock Large Cap Value Portfolio (Class A)	—	20,015,670	(116,211)	19,899,459
Clarion Global Real Estate Portfolio (Class A)	5,173,556	2,483,840	(1,133,355)	6,524,041
Davis Venture Value Portfolio (Class A)	4,337,033	2,796,966	(397,403)	6,736,596
Goldman Sachs Mid Cap Value Portfolio (Class A)	4,842,141	1,661,033	(306,955)	6,196,219
Harris Oakmark International Portfolio (Class A)	4,549,291	2,087,183	(1,470,043)	5,166,431
Jennison Growth Portfolio (Class A)	4,855,679	4,253,224	(335,275)	8,773,628
Lazard Mid Cap Portfolio (Class A)	8,274,152	1,565,828	(6,480,628)	3,359,352
Legg Mason Value Equity Portfolio (Class A)	15,729,962	3,651,114	(19,381,076)	—
Loomis Sayles Global Markets Portfolio (Class A)	10,666,947	2,244,168	(6,636,227)	6,274,888
Lord Abbett Bond Debenture Portfolio (Class A)*	15,707,189	4,716,011	(8,005,887)	12,417,313
Lord Abbett Growth and Income Portfolio (Class A)	7,080,586	2,486,750	(4,663,756)	4,903,580
Met/AIM Small Cap Growth Portfolio (Class A)	—	2,852,445	(16,441)	2,836,004
Met/Artisan Mid Cap Value Portfolio (Class A)	—	218,620	(1,476)	217,144
Met/Dimensional International Small Company Portfolio (Class A)	3,727,836	945,575	(2,614,712)	2,058,699
Met/Templeton International Bond Portfolio (Class A)	—	5,466,705	(32,444)	5,434,261
MFS® Emerging Markets Equity Portfolio (Class A)	7,104,441	1,304,758	(5,080,774)	3,328,425
MFS® Research International Portfolio (Class A)	3,250,274	4,524,315	(1,237,872)	6,536,717
MFS® Value Portfolio (Class A)	—	16,862,843	(102,957)	16,759,886
PIMCO Inflation Protected Bond Portfolio (Class A)	15,490,382	5,520,960	(5,206,701)	15,804,641
PIMCO Total Return Portfolio (Class A)	32,089,958	22,115,382	(2,816,220)	51,389,120
Rainier Large Cap Equity Portfolio (Class A)	9,857,503	3,671,188	(261,832)	13,266,859
T.Rowe Price Mid Cap Growth Portfolio (Class A)	7,363,325	1,277,583	(4,489,306)	4,151,602
Third Avenue Small Cap Value Portfolio (Class A)	5,486,271	2,543,003	(529,941)	7,499,333
Turner Mid Cap Growth Portfolio (Class A)	5,098,082	1,171,645	(3,203,406)	3,066,321
Van Eck Global Natural Resources Portfolio (Class A)	1,864,404	515,016	(246,647)	2,132,773
Van Kampen Comstock Portfolio (Class A)	19,235,360	6,583,621	(11,010,810)	14,808,171
Western Asset Management U.S. Government Portfolio (Class A)	12,548,281	7,551,258	(437,513)	19,662,026

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MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio	Net Realized Gain (Loss) on Investments during the period	Net Realized Gain (Loss) on Capital Gain Distributions from Affiliates during the period	Income earned from affiliate during the period	Ending Value

Artio International Stock Portfolio (Class A)	$(3,068,433)	$—	$320,509	$61,715,170
BlackRock Bond Income Portfolio (Class A)	19,345	—	—	58,261,537
BlackRock High Yield Portfolio (Class A)	(1,147,238)	—	2,618,404	61,211,293
BlackRock Large Cap Value Portfolio (Class A)	136,830	—	—	188,248,880
Clarion Global Real Estate Portfolio (Class A)	(6,288,610)	—	1,668,528	62,500,315
Davis Venture Value Portfolio (Class A)	(1,787,376)	—	1,827,702	189,769,907
Goldman Sachs Mid Cap Value Portfolio (Class A)	(1,307,506)	—	716,315	64,502,638
Harris Oakmark International Portfolio (Class A)	(9,820,871)	—	4,299,033	62,255,495
Jennison Growth Portfolio (Class A)	(1,225,666)	—	87,273	95,720,282
Lazard Mid Cap Portfolio (Class A)	(36,607,285)	—	942,065	31,443,531
Legg Mason Value Equity Portfolio (Class A)	(80,471,350)	—	1,742,119	—
Loomis Sayles Global Markets Portfolio (Class A)	(18,826,460)	—	2,262,191	62,748,886
Lord Abbett Bond Debenture Portfolio (Class A)*	(18,800,297)	—	13,680,672	151,987,913
Lord Abbett Growth and Income Portfolio (Class A)	(60,068,177)	—	3,472,030	93,020,911
Met/AIM Small Cap Growth Portfolio (Class A)	23,754	—	—	31,819,968
Met/Artisan Mid Cap Value Portfolio (Class A)	30,418	—	—	32,167,714
Met/Dimensional International Small Company Portfolio (Class A)	1,954,663	—	—	29,933,486
Met/Templeton International Bond Portfolio (Class A)	18,675	—	—	59,885,558
MFS® Emerging Markets Equity Portfolio (Class A)	(18,051,209)	—	1,067,513	31,620,036
MFS® Research International Portfolio (Class A)	(7,616,063)	—	806,995	61,314,406
MFS® Value Portfolio (Class A)	167,431	—	—	187,710,725
PIMCO Inflation Protected Bond Portfolio (Class A)	(121,184)	—	6,547,917	176,537,839
PIMCO Total Return Portfolio (Class A)	647,496	17,348,667	30,599,510	617,697,226
Rainier Large Cap Equity Portfolio (Class A)	(1,040,092)	—	643,188	93,664,027
T.Rowe Price Mid Cap Growth Portfolio (Class A)	(13,782,196)	—	—	32,091,885
Third Avenue Small Cap Value Portfolio (Class A)	(3,086,185)	725,021	1,005,411	95,091,542
Turner Mid Cap Growth Portfolio (Class A)	(16,346,106)	—	—	33,116,267
Van Eck Global Natural Resources Portfolio (Class A)	537,462	—	26,111	32,098,227
Van Kampen Comstock Portfolio (Class A)	(48,979,000)	—	4,283,372	124,832,884
Western Asset Management U.S. Government Portfolio (Class A)	(158,319)	—	7,338,689	233,191,625

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MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$76,898,871	$40,263,688	$57,932,600	$58,078,187	$134,831,471	$98,341,875

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$87,492,778	$—	$69,814,232	$(267,112,380)	$(109,805,370)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$267,112,380	$267,112,380

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Moderate Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate Strategy Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Moderate Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day to day responsibility for managing the MetLife Moderate Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Moderate Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Moderate Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year period and underperformed its benchmark for the three-year period ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance. The Board noted the recent hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a

21

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Moderate Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee

22

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Moderate Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the sub-advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Met Investors Series Trust MFS® Emerging Markets Equity Portfolio Annual Report	December 31, 2009

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* Not all MetLife products offer eDelivery at this time. ** Your internet provider may impose fees for this service. L0210086208[0911]

Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the MFS® Emerging Markets Equity Portfolio provided a total return 69.17% and 68.95% for Class A and B Shares, respectively, versus 78.51% for its benchmark, the MSCI Emerging Markets Index1.

Market Environment / Conditions

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Portfolio Review / Current Positioning

Stock selection and an underweighted position in the financial services sector were primary detractors from performance relative to the MSCI Emerging Markets Index. Not holding strong-performing commercial banking firm Sberbank (Russia) held back relative results. The Portfolio’s sale of banking firm PKO Bank Polski (Poland), early in the reporting period, hurt as the Portfolio missed most of the positive price gains during the period.

Stock selection and an overweighted position in the consumer staples sector also hindered relative performance. Holdings of tobacco distributor British American Tobacco (United Kingdom) and manufacturer and seller of refined sugar Tradewinds (Malaysia) were among the Portfolio’s top detractors.

Securities in other sectors that held back relative returns included utility company Manila Water Company (Philippines), wireless communications company China Mobil (Hong Kong), and generic drug manufacturer Teva Pharmaceutical Industries (Israel). Purchasing petrochemical firm Reliance Industries (India) in the middle of the period held back relative performance as the Portfolio missed the stock’s price appreciation at the beginning of the reporting period. An overweighted position in poor-performing cigarette manufacturer KT & G Corporation (South Korea) also hurt.

During the reporting period, the Portfolio’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our Portfolios to have different currency exposures than the benchmark.

The Portfolio’s cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Stock selection in the utilities and communications sector boosted relative performance. The timing of our transactions in integrated communications services company Reliance Communications benefited relative performance as we were able to avoid more of the negative impact of the stock’s price declines than the benchmark during the reporting period.

Stock selection in the health care sector was another positive factor for relative results. Holdings of over-the-counter pharmaceutical company Genomma Lab Internacional (Mexico) and dental plan provider Odontoprev (Brazil) bolstered relative performance as these securities significantly outperformed the benchmark over the reporting period.

Stock selection in the basic materials sector also aided relative returns. Holdings of petrochemical products manufacturer LG Chem (South Korea) was among the Portfolio’s top contributors.

Securities in other sectors that helped relative results included real estate consulting firm Brasil Brokers Participacoes (Brazil), credit card processing and administration services company CSU Cardsystem (Brazil), automotive parts company Hyundai Mobis (South Korea), and natural gas producer Gazprom (Russia). The Portfolio’s overweighted position in strong-performing automaker Astra International (Indonesia) and computer company Acer also benefited relative performance.

1

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary* (continued)

Nicholas Smithie

Portfolio Manager, Investment Officer

Jose Luis Garcia

Portfolio Manager for Latin American Securities

Robert Lau

Investment Officer

Massachusetts Financial Services Company

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Samsung Electronics Co., Ltd.	4.1%
Petroleo Brasileiro S.A. (ADR)	3.5%
Gazprom (ADR)	2.5%
Infosys Technologies, Ltd. (ADR)	2.4%
Vale S.A. (ADR)	2.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.1%
Steel Authority of India, Ltd.	2.1%
China Construction Bank Corp.	2.0%
Public Bank Berhad	2.0%
LUKOIL (ADR)	1.8%

Top Countries

Percent of Portfolio Market Value
Brazil	16.6%
India	10.9%
Taiwan	8.2%
Hong Kong	7.4%
Russia	7.0%
China	7.0%
South Africa	6.9%
South Korea	6.5%
Mexico	6.1%
United States	5.6%

2

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio managed by

Massachusetts Financial Services Company vs. Morgan Stanley Capital International (MSCI) Emerging Markets (EMF) Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	Since Inception[3]
MFS® Emerging Markets Equity Portfolio—Class A	69.17%	1.11%	2.53%
Class B	68.95%	0.87%	2.27%
Morgan Stanley Capital International (MSCI) Emerging Markets (EMF) Index[1]	78.51%	5.11%	6.93%

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share class.

1The Morgan Stanley Capital International (MSCI) Emerging Markets (EMF) Index is an unmanaged market capitalization weighted equity index composed of companies that are representative of the market structure of the following 22 countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 5/1/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	1.17%	$1,000.00	$1,310.30	$6.61
Hypothetical	1.17%	1,000.00	1,019.31	5.96

Class B
Actual	1.42%	$1,000.00	$1,309.30	$8.27
Hypothetical	1.42%	1,000.00	1,018.05	7.22

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.4%
Bermuda - 1.9%
Credicorp, Ltd.	27,660	$2,130,373
Dufry South America, Ltd. (BDR)	151,190	3,104,120
Li & Fung, Ltd.	2,304,000	9,437,353

		14,671,846

Brazil - 14.9%
Anhanguera Educacional Participacoes S.A.*	341,300	4,843,089
Banco Santander Brasil S.A.	167,100	2,277,539
BM&F BOVESPA S.A.	438,500	3,043,140
Brasil Brokers Participacoes	734,900	2,700,477
CIA Brasileira de Meios de Pagamento	372,840	3,244,870
CPFL Energia S.A.	76,200	1,558,130
CSU Cardsystem S.A.*	918,580	4,452,005
Diagnosticos da America S.A.	138,100	4,476,787
Duratex S.A.	445,489	4,103,939
Empresa Brasileira de Aeronautica S.A. (ADR)(a)	45,290	1,001,362
Equatorial Energia S.A.	162,500	1,673,511
Fleury S.A.*	485,300	5,118,823
Itau Unibanco Banco Multiplo S.A. (ADR)(a)	294,134	6,718,021
Kroton Educacional S.A.	388,723	4,011,169
Natura Cosmeticos S.A.	151,050	3,143,296
OdontoPrev S.A.	180,600	6,601,470
Petroleo Brasileiro S.A. (ADR)	557,140	26,564,435
Redecard S.A.	216,700	3,565,618
Totvs S.A.	50,200	3,373,303
Vale S.A. (ADR)(a)	615,360	17,863,901
Vivo Participacoes S.A. (ADR)	100,360	3,111,160

		113,446,045

Cayman Islands - 1.6%
Hengan International Group Co., Ltd.	700,000	5,189,984
Stella International Holdings, Ltd.	4,025,000	7,296,742

		12,486,726

Chile - 0.9%
Banco Santander Chile S.A. (ADR)(a)	85,180	5,517,960
Empresa Nacional de Telecomunicaciones S.A.	114,391	1,655,618

		7,173,578

China - 7.3%
Anhui Conch Cement Co., Ltd. - Class H	1,244,000	7,952,371
Bank of China, Ltd.	19,516,000	10,448,393
China Construction Bank Corp.	17,672,000	15,041,126
China Life Insurance Co., Ltd.	2,307,000	11,302,907
China Merchants Bank Co., Ltd.	422,850	1,096,886

Security Description	Shares	Value

China - continued
China Pacific Insurance (Group) Co., Ltd. - Class H*	420,200	$1,674,535
China Shenhua Energy Co., Ltd.	1,669,000	8,068,930

		55,585,148

Colombia - 0.3%
Bancolombia S.A. (ADR)(a)	46,600	2,120,766

Czech Republic - 0.6%
CEZ	100,460	4,709,458

Egypt - 1.0%
Egyptian Co. for Mobile Services	84,710	3,722,529
Orascom Construction Industries	79,632	3,552,090

		7,274,619

Hong Kong - 7.7%
China Mobile, Ltd.	645,000	6,011,731
China Overseas Land & Investment, Ltd.	2,836,000	5,930,577
China Unicom, Ltd. (ADR)(a)	397,660	5,213,323
CNOOC, Ltd.	8,346,000	12,971,366
First Pacific Co., Ltd.	14,158,800	8,525,382
Hang Lung Properties, Ltd.	1,769,000	6,910,974
Hong Kong Exchanges & Clearing, Ltd.	727,000	12,941,511

		58,504,864

Hungary - 0.5%
OTP Bank Nyrt. (GDR)*	248,530	3,663,332

India - 11.4%
BEML, Ltd.	147,550	3,543,246
Dabur India, Ltd.	2,171,978	7,375,876
Housing Development Finance Corp., Ltd.	172,917	9,965,926
Infosys Technologies, Ltd. (ADR)	330,310	18,256,234
National Aluminium Co., Ltd.	1,206,335	10,811,954
Oil & Natural Gas Corp., Ltd.	379,382	9,602,039
Reliance Industries, Ltd.	455,854	10,634,496
Steel Authority of India, Ltd.	3,187,446	16,306,907

		86,496,678

Indonesia - 0.9%
PT Astra International Tbk	1,830,500	6,724,163

Luxembourg - 0.4%
Tenaris S.A. (ADR)(a)	61,330	2,615,724

Malaysia - 3.1%
Genting Berhad	2,849,300	6,072,013
Public Bank Berhad	4,521,000	14,864,254
Tradewinds (Malaysia) Berhad	3,227,500	2,601,530

		23,537,797

Mexico - 6.4%
America Movil S.A.B. de C.V. (ADR)	277,940	13,057,621
Banco Compartamos S.A. de C.V.	819,600	4,236,898

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Mexico - continued
Bolsa Mexicana de Valores S.A. de C.V.*	2,507,000	$2,948,215
Corporacion Moctezuma S.A.B. de C.V.	1,583,000	3,635,932
Genomma Lab Internacional S.A. de C.V.*(a)	2,927,100	6,451,977
Grupo Continental S.A.(a)	1,729,890	4,381,245
Grupo Financiero Banorte S.A.B. de C.V.	454,500	1,641,744
Grupo Mexico S.A.B. de C.V., Series B	1,092,693	2,498,053
Grupo Televisa S.A. (ADR)	222,900	4,627,404
Kimberly-Clark de Mexico, S.A.B. de C.V. - Class A	619,010	2,775,789
Urbi, Desarrollos Urbanos, S.A. de C.V.*(a)	1,109,290	2,505,421

		48,760,299

Panama - 0.3%
Copa Holdings S.A. - Class A	44,370	2,416,834

Philippines - 0.9%
Manila Water Co.	9,230,000	3,128,600
Philippine Long Distance Telephone Co.	62,120	3,517,519

		6,646,119

Russia - 7.3%
Gazprom (ADR)	775,460	19,330,338
LUKOIL (ADR)	243,960	13,978,908
Metal and Metallurgical Co. Norilsk Nickel (ADR)*	311,350	4,467,872
Mobile Telesystems (ADR)	133,400	6,521,926
Novolipetsk Steel (GDR)*	125,500	3,852,850
Tatneft (ADR)	116,650	3,399,181
Vimpel-Communications (ADR)	217,810	4,049,088

		55,600,163

South Africa - 7.3%
ABSA Group, Ltd.	227,610	3,940,635
Foschini, Ltd.	641,756	5,228,507
Gold Fields, Ltd.	324,390	4,267,436
Impala Platinum Holdings, Ltd.	244,969	6,658,384
Lewis Group, Ltd.	626,681	4,482,968
Massmart Holdings, Ltd.	261,043	3,147,655
MTN Group, Ltd.	773,290	12,300,465
Naspers, Ltd. - Class N	189,450	7,686,787
Shoprite Holdings, Ltd.	386,473	3,404,084
Tiger Brands, Ltd.	172,510	3,993,214

		55,110,135

South Korea - 6.8%
Hana Financial Group, Inc.*	272,990	7,745,756
KT&G Corp.	111,933	6,185,081
Samsung Electronics Co., Ltd.	45,498	31,074,360
Samsung Fire & Marine Insurance Co., Ltd.	40,743	6,958,248

		51,963,445

Security Description	Shares	Value

Taiwan - 8.6%
Acer, Inc.	3,286,240	$9,817,482
High Tech Computer Corp.	640,130	7,285,321
Hon Hai Precision Industry Co., Ltd.	2,331,450	10,967,622
MediaTek, Inc.	496,871	8,628,638
Taiwan Semiconductor Manufacturing Co., Ltd.	8,137,842	16,323,997
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,058,199	12,105,797

		65,128,857

Thailand - 0.4%
PTT Exploration and Production Public Co., Ltd.	851,700	3,014,415

Turkey - 2.8%
BIM Birlesik Magazalar A.S.	108,697	5,030,841
Tupras-Turkiye Petrol Rafinerileri A.S.	215,666	4,263,274
Turkiye Garanti Bankasi A.S.	1,856,019	7,870,551
Turkiye Is Bankasi - Class C	923,180	3,884,558

		21,049,224

United Kingdom - 3.1%
British American Tobacco Plc	153,244	4,974,863
Standard Chartered Plc	586,640	14,592,777
Tanjong Plc	862,300	4,239,746

		23,807,386

Total Common Stocks (Cost $595,020,870)		732,507,621

Preferred Stocks - 2.4%
Brazil - 2.4%
AES Tiete S.A.	136,600	1,564,078
Companhia de Bebidas das Americas (ADR) (a)	66,820	6,754,834
Eletropaulo Metropolitana de Sao Paulo S.A.	231,380	4,546,672
Suzano Papel e Celulose S.A.	143,300	1,666,375
Universo Online S.A.	250,400	1,340,231
Usinas Siderurgicas de Minas Gerais S.A. - Class A	89,850	2,525,091

		18,397,281

Total Preferred Stocks (Cost $12,192,747)		18,397,281

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Short-Term Investments - 5.8%
Cash Equivalent - 1.3%
BNP Paribas Finance, Inc. 0.010%, due 01/04/10	$10,160,000	$10,159,983

Mutual Funds - 4.5%
State Street Navigator Securities Lending Prime Portfolio(b)	34,042,160	34,042,160

Total Short-Term Investments (Cost $44,202,143)		44,202,143

Total Investments - 104.6% (Cost $651,415,760)		795,107,045

Other Assets and Liabilities (net) - (4.6)%		(34,756,501)

Net Assets - 100.0%		$760,350,544

*	Non-income producing security
(a)	All or portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

BDR - A Brazilian Depository Receipt is a certificate that represent stocks issued by publicly traded corporation, or similar, based overseas, and issued by a depositary institution in Brazil.

GDR - A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Sector Diversification as of December 31, 2009 (Unaudited)
Top Sectors	Percent of Net Assets
Oil, Gas & Consumable Fuels	14.7%
Commercial Banks	13.6%
Metals & Mining	9.1%
Semiconductors & Semiconductor Equipment	9.0%
Wireless Telecommunication Services	6.3%
IT Services	3.9%
Diversified Financial Services	3.6%
Insurance	2.6%
Computers & Peripherals	2.2%
Health Care Providers & Services	2.1%

See accompanying notes to financial statements.

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MFS® Emerging Markets Equity Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Bermuda	$2,130,373	$12,541,473	$—	$14,671,846
Brazil	59,270,048	54,175,997	—	113,446,045
Cayman Islands	—	12,486,726	—	12,486,726
Chile	5,517,960	1,655,618	—	7,173,578
China	—	55,585,148	—	55,585,148
Colombia	2,120,766	—	—	2,120,766
Czech Republic	—	4,709,458	—	4,709,458
Egypt	—	7,274,619	—	7,274,619
Hong Kong	5,213,323	53,291,541	—	58,504,864
Hungary	—	3,663,332	—	3,663,332
India	18,256,234	68,240,444	—	86,496,678
Indonesia	—	6,724,163	—	6,724,163
Luxembourg	2,615,724	—	—	2,615,724
Malaysia	—	23,537,797	—	23,537,797
Mexico	48,760,299	—	—	48,760,299
Panama	2,416,834	—	—	2,416,834
Philippines	—	6,646,119	—	6,646,119
Russia	36,269,825	19,330,338	—	55,600,163
South Africa	—	55,110,135	—	55,110,135
South Korea	—	51,963,445	—	51,963,445
Taiwan	12,105,797	53,023,060	—	65,128,857
Thailand	3,014,415	—	—	3,014,415
Turkey	—	21,049,224	—	21,049,224
United Kingdom	—	23,807,386	—	23,807,386
Total Common Stocks	197,691,598	534,816,023	—	732,507,621
Preferred Stocks
Brazil	6,754,834	11,642,447	—	18,397,281
Total Preferred Stocks	6,754,834	11,642,447	—	18,397,281
Short-Term Investments
Cash Equivalent	10,159,983	—	—	10,159,983
Mutual Fund	34,042,160	—	—	34,042,160
Total Short-Term Investments	44,202,143	—	—	44,202,143
TOTAL INVESTMENTS	$248,648,575	$546,458,470	$—	$795,107,045

See accompanying notes to financial statements.

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MFS® Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$795,107,045
Cash	63,078
Cash denominated in foreign currencies (c)	1,644,225
Receivable for shares sold	491,399

Total assets	797,305,747

Liabilities
Payables for:
Investments purchased	1,167,832
Shares redeemed	336,789
Dividends and taxes	625,034
Collateral for securities loaned	34,042,160
Accrued Expenses:
Management fees	608,915
Distribution and service fees - Class B	69,893
Administration fees	4,212
Custodian and accounting fees	71,826
Deferred trustees’ fees	7,518
Other expenses	21,024

Total liabilities	36,955,203

Net Assets	$760,350,544

Net Assets Represented by
Paid in surplus	$874,702,408
Accumulated net realized loss	(265,998,593)
Unrealized appreciation on investments and foreign currency transactions	143,706,160
Undistributed net investment income	7,940,569

Net Assets	$760,350,544

Net Assets
Class A	$419,687,496

Class B	340,663,048

Capital Shares Outstanding
Class A	44,163,394

Class B	36,086,257

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.50

Class B	9.44

(a)	Identified cost of investments, excluding repurchase agreement, was $651,415,760.
(b)	Includes securities loaned at value of $33,191,001.
(c)	Identified cost of cash denominated in foreign currencies was $1,630,059.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$15,131,885
Interest (b)	211,877

Total investment income	15,343,762

Expenses
Management fees	6,114,202
Administration fees	47,925
Custodian and accounting fees	884,177
Distribution and service fees - Class B	553,328
Audit and tax services	39,592
Legal	37,189
Trustees’ fees and expenses	22,763
Shareholder reporting	73,356
Insurance	5,623
Miscellaneous	11,679

Total expenses	7,789,834

Net investment income	7,553,928

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(106,125,021)
Futures contracts	2,937,470
Foreign currency transactions	375,981

Net realized loss on investments, futures contracts and foreign currency transactions	(102,811,570)

Net change in unrealized appreciation on:
Investments	411,995,408
Foreign currency transactions	9,058

Net change in unrealized appreciation on investments and foreign currency transactions	412,004,466

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	309,192,896

Net Increase in Net Assets from Operations	$316,746,824

(a)	Net of foreign withholding taxes of $3,201,640.
(b)	Includes net income on securities loaned of $199,847.

See accompanying notes to financial statements.

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MFS® Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$7,553,928	$15,836,465
Net realized loss on investments, futures contracts and foreign currency transactions	(102,811,570)	(162,539,234)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	412,004,466	(398,716,776)

Net increase (decrease) in net assets resulting from operations	316,746,824	(545,419,545)

Distributions to Shareholders
From net investment income
Class A	(10,503,630)	(7,713,482)
Class B	(3,450,912)	(1,095,523)
From net realized gains
Class A	—	(51,772,072)
Class B	—	(7,966,418)

Net decrease in net assets resulting from distributions	(13,954,542)	(68,547,495)

Capital Share Transactions
Proceeds from shares sold
Class A	113,145,693	356,885,130
Class B	135,256,171	240,263,935
Net asset value of shares issued through dividend reinvestment
Class A	10,503,630	59,485,554
Class B	3,450,912	9,061,941
Cost of shares repurchased
Class A	(333,228,250)	(67,523,998)
Class B	(48,730,330)	(58,726,178)

Net increase (decrease) in net assets from capital share transactions	(119,602,174)	539,446,384

Net Increase (Decrease) in Net Assets	183,190,108	(74,520,656)
Net assets at beginning of period	577,160,436	651,681,092

Net assets at end of period	$760,350,544	$577,160,436

Undistributed net investment income at end of period	$7,940,569	$13,961,802

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$5.75	$14.39	$10.51		$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.10	0.23	0.18		0.12
Net realized/unrealized gain (loss) on investments	3.79	(7.42)	3.71		0.48

Total from investment operations	3.89	(7.19)	3.89		0.60

Less Distributions
Dividends from net investment income	(0.14)	(0.19)	(0.01)		(0.09)
Distributions from net realized capital gains	—	(1.26)	—		—

Total distributions	(0.14)	(1.45)	(0.01)		(0.09)

Net Asset Value, End of Period	$9.50	$5.75	$14.39		$10.51

Total Return	69.17%	(55.38)%	36.93%		6.04%
Ratio of expenses to average net assets after reimbursement	1.17%	1.11%	1.17%		1.30%*
Ratio of expenses to average net assets before reimbursement and rebates	1.17%	1.11%	1.25	%(c)	1.49%*
Ratio of net investment income to average net assets	1.39%	2.34%	1.49%		1.91%*
Portfolio turnover rate	92.0%	107.6%	126.8%		58.2%
Net assets, end of period (in millions)	$419.7	$437.0	$572.9		$368.3

	Class B
	For the Years Ended December 31,
	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$5.71	$14.32	$10.49		$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.07	0.21	0.13		0.07
Net realized/unrealized gain (loss) on investments	3.79	(7.39)	3.71		0.51

Total from investment operations	3.86	(7.18)	3.84		0.58

Less Distributions
Dividends from net investment income	(0.13)	(0.17)	(0.01)		(0.09)
Distributions from net realized capital gains	—	(1.26)	—		—

Total distributions	(0.13)	(1.43)	(0.01)		(0.09)

Net Asset Value, End of Period	$9.44	$5.71	$14.32		$10.49

Total Return	68.95%	(55.53)%	36.62%		5.78%
Ratio of expenses to average net assets after reimbursement	1.42%	1.38%	1.46%		1.55%*
Ratio of expenses to average net assets before reimbursement and rebates	1.42%	1.38%	1.52	%(c)	1.92%*
Ratio of net investment income to average net assets	0.94%	2.21%	1.06%		1.12%*
Portfolio turnover rate	92.0%	107.6%	126.8%		58.2%
Net assets, end of period (in millions)	$340.7	$140.3	$78.8		$23.4

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Excludes effect of deferred expense reimbursement.

See accompanying notes to financial statements.

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$6,114,202	1.05%	First $250 Million

	1.00%	$250 Million to $500 Million

	0.85%	$500 Million to $1 Billion

	0.75%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010.

Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

1.30%	1.55%

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	76,037,660	17,103,036	1,736,137	(50,713,439)	(31,874,266)	44,163,394
12/31/2008	39,821,776	38,440,613	4,751,243	(6,975,972)	36,215,884	76,037,660

Class B

12/31/2009	24,561,384	17,567,421	573,241	(6,615,789)	11,524,873	36,086,257
12/31/2008	5,501,041	24,196,082	727,283	(5,863,022)	19,060,343	24,561,384

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$551,732,882	$—	$652,110,142

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions - continued

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$678,694,347	$165,005,542	$(48,592,844)	$116,412,698

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period April 27 - May 4, 2009, the Portfolio had 3,101 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $2,937,470 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$33,191,001	$34,042,160	$—	$34,042,160

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets,

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Market, Credit and Counterparty Risk - continued

which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$13,954,542	$36,432,381	$—	$32,115,114	$13,954,542	$68,547,495

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$9,411,989	$—	$116,428,227	$(238,720,006)	$(112,879,790)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$139,768,419	$98,951,587	$238,720,006

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MFS® Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS® Emerging Markets Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS® Emerging Markets Equity Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MFS® Emerging Markets Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

23

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MFS® Emerging Markets Equity Portfolio’s performance, the Board considered that the Portfolio underperformed both the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the MSCI EMF Index, for the same periods. The Board took into account management’s discussion of the Portfolio’s performance, including actions taken to address the Portfolio’s performance. The Board also noted the Portfolio’s recent improved performance. The Board concluded that the Portfolio’s performance is being addressed.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

24

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS® Emerging Markets Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is contractually obligated to waive fees and/or reimburse expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MFS® Emerging Markets Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

25

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Met Investors Series Trust MFS® Research International Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the MFS® Research International Portfolio provided a total return of 31.93%, 31.57% and 31.74% for Class A, B and E Shares, respectively, versus 31.78% and 41.45% for its benchmarks, the MSCI EAFE Index1 and MSCI ACWI (ex-US) Index2, respectively.

Market Environment / Conditions

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Portfolio Review / Current Positioning

Stock selection in the financial services sector was the primary factor holding back the Portfolio’s performance relative to the MSCI EAFE Index. Holdings of financial services firms Sumitomo Mitsui Financial Group (Japan) was among the Portfolio’s top detractors over the reporting period. Owning insurance firm AXA (France) in the first half of the period detracted from relative performance as this stock underperformed the benchmark during that time. Not owning strong-performing banking firm Commonwealth Bank of Australia for the majority of the reporting period and selling off positions of financial services firm Barclays PLC (U.K.) prior to this stock’s impressive price increase also had a negative impact on relative returns. Not owning Spanish financial services firm Banco Santander was another negative for relative results.

Elsewhere, an overweighted position in pallets and container manufacturer Brambles (Australia) early in the reporting period hurt relative performance as this stock performed poorly during that time. East Japan Railway, telecommunications company KDDI (Japan), pharmaceutical company Daiichi Sankyo (Japan), and convenience store chain Lawson (Japan) were also among the Portfolio’s top detractors.

During the reporting period, the Portfolio’s currency exposure detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our Portfolios to have different currency exposure than the benchmark.

Stock selection in the consumer cyclicals sector boosted relative performance. Holdings of export trading company Li & Fung (Hong Kong), marketing firm WPP Group (U.K.), and luxury goods maker LVMH Moet Hennessy Louis Vuitton (France) were among the Portfolio’s top contributors.

Stock selection in the technology and energy sectors also had a positive impact on relative returns. Within the technology sector, computer and electronics maker Acer (Taiwan) was a key driver for relative performance. No individual securities in the energy sector were among the Portfolio’s top contributors.

Stocks in other sectors that bolstered relative results included financial services firms, BNP Paribas (France), Bank of Cyprus and Itau Unibanco (Brazil), shipyard operator Keppel (Singapore), industrial machinery manufacturer Bucyrus International, and paint and specialty chemical manufacturer Akzo Nobel (the Netherlands).

Team Managed

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luis Garcia.

Massachusetts Financial Services Company

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views

1

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary* (continued)

expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Nestle S.A.	2.9%
Royal Dutch Shell Plc - Class A	2.8%
BNP Paribas	2.8%
HSBC Holdings Plc	2.7%
Total S.A.	2.6%
Roche Holdings AG	2.6%
Vodafone Group Plc	2.6%
E. On AG	2.1%
BHP Billiton Plc	2.0%
GDF Suez	2.0%

Top Countries

Percent of Portfolio Market Value
United Kingdom	14.5%
Japan	13.7%
United States	11.7%
France	10.6%
Germany	9.1%
Switzerland	8.2%
Netherlands	6.8%
China	2.7%
Taiwan	2.5%
Hong Kong	2.3%

2

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

MFS® Research International Portfolio managed by

Massachusetts Financial Services Company vs. MSCI EAFE Index1
and Morgan Stanley Capital International AC World (ex-U.S.) Index2

	Average Annual Return (for the year ended 12/31/09)[3]
	1 Year	3 Year	5 Year	Since Inception[4]
MFS® Research International Portfolio—Class A	31.93%	-4.70%	5.10%	5.55%
Class B	31.57%	-4.94%	4.83%	4.64%
Class E	31.74%	-4.85%	4.94%	7.84%
MSCI EAFE Index[1]	31.78%	-6.04%	3.54%	3.55%
Morgan Stanley Capital International AC World (ex-U.S.) Index[2]	41.45%	-3.49%	5.83%	5.30%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Morgan Stanley Capital International AC World (ex-U.S.) Index (net) (“MSCI ACWI (ex-U.S.) Index (net)”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.78%	$1,000.00	$1,231.00	$4.39
Hypothetical	0.78%	1,000.00	1,021.27	3.97

Class B
Actual	1.03%	$1,000.00	$1,229.90	$5.79
Hypothetical	1.03%	1,000.00	1,020.01	5.24

Class E
Actual	0.93%	$1,000.00	$1,228.90	$5.22
Hypothetical (5% return before expenses)	0.93%	1,000.00	1,020.52	4.74

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 99.3%
Australia - 2.0%
Commonwealth Bank of Australia	227,610	$11,091,963
Iluka Resources, Ltd.*(a)	2,699,105	8,584,469
Mirvac Group (REIT)	278,196	386,785
Paladin Energy, Ltd.*(a)	1,047,581	3,885,423
Westpac Banking Corp.	499,900	11,245,466

		35,194,106

Belgium - 0.5%
KBC Grope N.V.*	186,448	8,073,468

Bermuda - 1.2%
Esprit Holdings, Ltd.(a)	1,989,915	13,095,772
Li & Fung, Ltd.(a)	1,879,030	7,696,645

		20,792,417

Brazil - 1.8%
Banco Santander Brasil S.A. (ADR)	911,500	12,706,310
BM&F BOVESPA S.A.	1,300,300	9,023,934
Petroleo Brasileiro S.A. (ADR)	73,700	3,514,016
Vivo Participacoes S.A. (ADR)	215,370	6,676,470

		31,920,730

Canada - 1.6%
Nexen, Inc.	206,010	4,964,713
Suncor Energy, Inc.	121,620	4,324,396
Teck Resources, Ltd.-Class B*	552,290	19,431,742

		28,720,851

Cayman Islands - 0.7%
Hengan International Group Co., Ltd.	922,870	6,842,401
Shimao Property Holdings, Ltd.(a)	3,213,000	6,025,661

		12,868,062

China - 2.9%
Bank of China, Ltd.	34,314,000	18,370,883
China Construction Bank Corp.	27,261,000	23,202,589
China Life Insurance Co., Ltd.(a)	1,256,000	6,153,641
China Pacific Insurance (Group) Co., Ltd.-Class H*	1,169,000	4,658,572

		52,385,685

Cyprus - 0.6%
Bank of Cyprus Public Co., Ltd.	1,631,957	11,374,296

Czech Republic - 0.4%
CEZ	156,370	7,330,459

Finland - 1.1%
Nokia OYJ	1,488,560	19,107,893

France - 11.7%
BNP Paribas	620,861	48,989,260
GDF Suez(a)	825,416	35,805,900
Groupe DANONE	406,203	24,734,881
Legrand S.A.	124,350	3,467,108

Security Description	Shares	Value

France - continued
LVMH Moet Hennessy Louis Vuitton S.A.(a)	250,260	$28,096,804
Schneider Electric S.A.	179,012	20,736,704
Total S.A.	728,170	46,657,383

		208,488,040

Germany - 10.0%
Bayer AG	284,549	22,740,232
Deutsche Boerse AG(a)	209,840	17,444,550
E. On AG	896,339	37,416,146
Linde AG(a)	262,610	31,605,747
Merck KGaA	208,720	19,506,742
Siemens AG	347,030	31,827,282
Symrise AG	844,980	18,128,430

		178,669,129

Hong Kong - 2.5%
China Unicom (Hong Kong), Ltd.(a)	8,846,850	11,627,114
CNOOC, Ltd.	3,177,170	4,937,962
Hong Kong Exchanges & Clearing, Ltd.(a)	847,200	15,081,222
Hutchison Whampoa, Ltd.(a)	2,008,000	13,744,131

		45,390,429

India - 2.1%
BEML, Ltd.	217,807	5,230,388
HDFC Bank, Ltd. (ADR)	106,910	13,906,853
Housing Development Finance Corp., Ltd.	86,367	4,977,690
ICICI Bank, Ltd.	482,691	9,031,390
ICICI Bank, Ltd. (ADR)	122,207	4,608,426

		37,754,747

Italy - 2.2%
Eni S.p.A.	403,290	10,266,320
Saipem S.p.A.	224,160	7,699,710
Unione Di Banche Italiance SCPA	1,523,513	21,820,977

		39,787,007

Japan - 15.1%
Aeon Credit Service Co., Ltd.(a)	1,111,400	10,683,991
Bridgestone Corp.(a)	895,100	15,693,594
Chiba Bank, Ltd. (The)	1,637,000	9,773,709
East Japan Railway Co.	336,700	21,256,007
GLORY, Ltd.(a)	610,300	13,502,635
Inpex Holdings, Inc.	1,411	10,595,345
Japan Tobacco, Inc.	3,873	13,074,436
JGC Corp.	953,000	17,552,372
KDDI Corp.	2,338	12,335,128
Konica Minolta Holdings, Inc.	1,344,500	13,796,015
Lawson, Inc.	379,300	16,718,073

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Japan - continued
Mitsubishi Corp.	743,900	$18,504,408
Nomura Holdings, Inc.	1,739,800	12,827,776
Nomura Research Institute, Ltd.(a)	594,900	11,658,004
Ricoh Co., Ltd.(a)	697,000	9,835,276
Sankyo Co., Ltd.	57,300	2,855,729
Santen Pharmaceutical Co., Ltd.(a)	415,300	13,285,556
Sumitomo Mitsui Financial Group, Inc.(a)	536,900	15,314,203
Tokyo Gas Co., Ltd.	2,214,000	8,830,255
Yamato Holdings Co., Ltd.	1,458,500	20,176,340

		268,268,852

Mexico - 1.5%
America Movil S.A.B. de C.V. (ADR)	164,680	7,736,666
Corporacion Moctezuma S.A.B. de C.V.	580,760	1,333,925
Grupo Televisa S.A. (ADR)	310,330	6,442,451
Kimberly-Clark de Mexico, S.A.B. de C.V. - Class A	1,520,680	6,819,094
Urbi, Desarrollos Urbanos, S.A. de C.V.*(a)	1,722,020	3,889,321

		26,221,457

Netherlands - 7.4%
Akzo Nobel N.V.(a)	451,410	29,750,528
Heineken N.V.	376,670	17,846,079
ING Groep N.V.*(a)	3,025,976	29,249,576
Koninklijke (Royal) KPN N.V.	1,408,570	23,889,274
SNS REAAL N.V.*	688,460	4,161,969
TNT N.V.	884,905	27,083,083

		131,980,509

Norway - 0.5%
Storebrand ASA*	1,275,900	8,650,217

Papua New Guinea - 0.5%
Lihir Gold, Ltd.(a)	2,969,345	8,655,847

Singapore - 1.3%
Keppel Corp., Ltd.	4,009,000	23,345,463

South Korea - 0.8%
Samsung Electronics Co., Ltd.	20,940	14,301,664

Spain - 0.9%
Inditex S.A.(a)	267,850	16,595,237

Switzerland - 9.1%
Actelion, Ltd.*	139,456	7,439,930
Geberit AG(a)	56,430	9,984,684
Julius Baer Group, Ltd.	256,071	8,933,495
Nestle S.A.	1,053,097	51,105,584
Roche Holdings AG	273,330	46,446,220
Swiss Re.	233,650	11,181,939
UBS AG*	1,149,778	17,643,183
Zurich Financial Services AG	40,300	8,752,564

		161,487,599

Security Description	Shares	Value

Taiwan - 2.8%
Acer, Inc.	5,621,520	$16,794,018
Taiwan Semiconductor Manufacturing Co., Ltd.	16,368,753	32,834,685

		49,628,703

United Kingdom - 15.9%
Aberdeen Asset Management Plc	2,586,080	5,592,426
BHP Billiton Plc	1,128,120	36,060,853
HSBC Holdings Plc	4,198,852	47,952,771
Reckitt Benckiser Group Plc	334,390	18,129,415
Reed Elsevier Plc	1,686,090	13,855,629
Royal Dutch Shell Plc - Class A	1,640,040	49,552,423
Smith & Nephew Plc	1,342,641	13,796,193
Tomkins Plc	5,905,930	18,246,154
Tullow Oil Plc	389,154	8,121,162
Vodafone Group Plc	19,872,490	46,051,468
WPP Plc	2,666,258	26,054,176

		283,412,670

United States - 2.2%
Cobalt International Energy, Inc.*	302,830	4,191,167
Marathon Oil Corp.	188,670	5,890,278
Monsanto Co.	80,330	6,566,978
Synthes, Inc.	173,030	22,636,290

		39,284,713

Total Common Stocks (Cost $1,683,743,980)		1,769,690,250

Short-Term Investments - 10.7%
Mutual Funds - 10.1%
State Street Navigator Securities Lending Prime Portfolio(b)	178,819,815	178,819,815

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value
Repurchase Agreements - 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $8,379,086 on 01/04/10 collateralized by $8,130,000 Federal Home Loan Bank at 5.500% due 07/15/36 with a value of $8,546,663.	$8,379,081	$8,379,081

Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $2,560,920 on 01/04/10 collateralized by $2,445,000 Federal National Mortgage Association at 5.625% due 07/15/37 with a value of $2,613,094.	2,560,919	2,560,919

Total Short-Term Investments (Cost $189,759,815)		189,759,815

Total Investments - 110.0% (Cost $1,873,503,795)		1,959,450,065

Other Assets and Liabilities (net) - (10.0)%		(178,056,872)

Net Assets - 100.0%		$1,781,393,193

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

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Sector Diversification as of December 31, 2009 (Unaudited)
Top Sectors	Percent of Net Assets
Commercial Banks	15.0%
Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	5.7%
Industrial Conglomerates	4.9%
Chemicals	4.8%
Food Products	4.3%
Diversified Financial Services	4.2%
Wireless Telecommunication Services	4.1%
Metals & Mining	4.1%
Air Freight & Logistics	2.7%

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$35,194,106	$—	$35,194,106
Belgium	—	8,073,468	—	8,073,468
Bermuda	—	20,792,417	—	20,792,417
Brazil	22,896,796	9,023,934	—	31,920,730
Canada	28,720,851	—	—	28,720,851
Cayman Islands	—	12,868,062	—	12,868,062
China	—	52,385,685	—	52,385,685
Cyprus	—	11,374,296	—	11,374,296
Czech Republic	—	7,330,459	—	7,330,459
Finland	—	19,107,893	—	19,107,893
France	—	208,488,040	—	208,488,040
Germany	—	178,669,129	—	178,669,129
Hong Kong	—	45,390,429	—	45,390,429
India	18,515,279	19,239,468	—	37,754,747
Italy	—	39,787,007	—	39,787,007
Japan	—	268,268,852	—	268,268,852
Mexico	26,221,457	—	—	26,221,457

See accompanying notes to financial statements.

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Description	Level 1	Level 2	Level 3	Total
Netherlands	$—	$131,980,509	$—	$131,980,509
Norway	—	8,650,217	—	8,650,217
Papua New Guinea	—	8,655,847	—	8,655,847
Singapore	—	23,345,463	—	23,345,463
South Korea	—	14,301,664	—	14,301,664
Spain	—	16,595,237	—	16,595,237
Switzerland	—	161,487,599	—	161,487,599
Taiwan	—	49,628,703	—	49,628,703
United Kingdom	—	283,412,670	—	283,412,670
United States	16,648,423	22,636,290	—	39,284,713
Total Common Stocks	113,002,806	1,656,687,444	—	1,769,690,250
Short-Term Investments
Mutual Funds	178,819,815	—	—	178,819,815
Repurchase Agreements	—	10,940,000	—	10,940,000
Total Short-Term Investments	178,819,815	10,940,000	—	189,759,815
TOTAL INVESTMENTS	$291,822,621	$1,667,627,444	$—	$1,959,450,065

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Realized Loss	Change in Unrealized Appreciation	Net Purchases	Net Sales	Net Transfers out of Level 3	Balance as of December 31, 2009
Common Stock
Japan	$37,047,987	$(7,352,411)	$(2,929,357)	$16,514,259	$(6,710,269)	$(36,570,209)	$—
Total	$37,047,987	$(7,352,411)	$(2,929,357)	$16,514,259	$(6,710,269)	$(36,570,209)	$—

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$1,948,510,065
Repurchase Agreements	10,940,000
Cash	194
Cash denominated in foreign currencies (c)	5,622,925
Receivable for investments sold	1,637,533
Receivable for shares sold	398,795
Dividends receivable	2,277,037
Interest receivable	2

Total assets	1,969,386,551

Liabilities
Payables for:
Investments purchased	7,332,460
Shares redeemed	483,380
Collateral for securities loaned	178,819,815
Accrued Expenses:
Management fees	1,030,998
Distribution and service fees - Class B	151,142
Distribution and service fees - Class E	2,494
Administration fees	9,566
Custodian and accounting fees	75,542
Deferred trustees’ fees	7,518
Other expenses	80,443

Total liabilities	187,993,358

Net Assets	$1,781,393,193

Net Assets Represented by
Paid in surplus	$2,230,339,064
Accumulated net realized loss	(566,595,649)
Unrealized appreciation on investments and foreign currency transactions	85,960,426
Undistributed net investment income	31,689,352

Net Assets	$1,781,393,193

Net Assets
Class A	$1,049,068,676

Class B	712,907,336

Class E	19,417,181

Capital Shares Outstanding
Class A	111,810,279

Class B	76,568,999

Class E	2,078,561

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.38

Class B	9.31

Class E	9.34

(a)	Identified cost of investments, excluding repurchase agreements, was $1,862,563,795.
(b)	Includes securities loaned at value of $170,001,140.
(c)	Identified cost of cash denominated in foreign currencies was $5,592,961.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$42,747,697
Interest (b)	2,368,968

Total investment income	45,116,665

Expenses
Management fees	10,650,880
Administration fees	110,985
Custodian and accounting fees	1,054,016
Distribution and service fees - Class B	1,475,678
Distribution and service fees - Class E	26,813
Audit and tax services	33,755
Legal	36,350
Trustees’ fees and expenses	22,763
Shareholder reporting	231,258
Insurance	26,571
Miscellaneous	18,451

Total expenses	13,687,520
Less management fee waiver	(98,049)

Net expenses	13,589,471

Net investment income	31,527,194

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(198,432,925)
Foreign currency transactions	11,467

Net realized loss on investments and foreign currency transactions	(198,421,458)

Net change in unrealized appreciation on:
Investments	607,624,899
Foreign currency transactions	28,041

Net change in unrealized appreciation on investments and foreign currency transactions	607,652,940

Net realized and unrealized gain on investments and foreign currency transactions	409,231,482

Net Increase in Net Assets from Operations	$440,758,676

(a)	Net of foreign withholding taxes of $4,951,507.
(b)	Includes net income on securities loaned of $2,366,566.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$31,527,194	$49,194,903
Net realized loss on investments and foreign currency transactions	(198,421,458)	(356,227,974)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	607,652,940	(703,624,736)

Net increase (decrease) in net assets resulting from operations	440,758,676	(1,010,657,807)

Distributions to Shareholders
From net investment income
Class A	(30,224,454)	(18,044,533)
Class B	(18,321,308)	(13,551,852)
Class E	(590,422)	(577,493)
From net realized gains
Class A	—	(91,449,495)
Class B	—	(78,062,607)
Class E	—	(3,147,806)

Net decrease in net assets resulting from distributions	(49,136,184)	(204,833,786)

Capital Share Transactions
Proceeds from shares sold
Class A	186,230,792	787,629,297
Class B	110,027,491	229,562,923
Class E	1,784,077	9,717,365
Net asset value of shares issued through dividend reinvestment
Class A	30,224,454	109,494,028
Class B	18,321,308	91,614,459
Class E	590,422	3,725,299
Cost of shares repurchased
Class A	(241,006,594)	(293,024,079)
Class B	(95,848,649)	(163,838,026)
Class E	(6,275,789)	(8,194,242)

Net increase in net assets from capital share transactions	4,047,512	766,687,024

Net Increase (Decrease) in Net Assets	395,670,004	(448,804,569)
Net assets at beginning of period	1,385,723,189	1,834,527,758

Net assets at end of period	$1,781,393,193	$1,385,723,189

Undistributed net investment income at end of period	$31,689,352	$49,101,204

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.41	$14.43	$15.04	$13.00	$11.72

Income (Loss) from Investment Operations
Net investment income(a)	0.17	0.30	0.22	0.19	0.14
Net realized/unrealized gain (loss) on investments	2.07	(5.76)	1.68	3.17	1.83

Total from investment operations	2.24	(5.46)	1.90	3.36	1.97

Less Distributions
Dividends from net investment income	(0.27)	(0.26)	(0.24)	(0.27)	(0.07)
Distributions from net realized capital gains	—	(1.30)	(2.27)	(1.05)	(0.62)

Total distributions	(0.27)	(1.56)	(2.51)	(1.32)	(0.69)

Net Asset Value, End of Period	$9.38	$7.41	$14.43	$15.04	$13.00

Total Return	31.93%	(42.25)%	13.60%	26.91%	16.77%
Ratio of expenses to average net assets after reimbursement	0.80%	0.77%	0.79%	0.94%	0.93%
Ratio of expenses to average net assets before reimbursement and rebates	0.81%	0.77%	0.79%	0.95%	0.93	%(b)
Ratio of net investment income to average net assets	2.20%	2.85%	1.54%	1.34%	1.18%
Portfolio turnover rate	71.9%	75.4%	65.5%	104.1%	84.5%
Net assets, end of period (in millions)	$1,049.1	$840.8	$959.1	$706.0	$624.2

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.35	$14.32	$14.95	$12.94	$11.68

Income (Loss) from Investment Operations
Net investment income(a)	0.15	0.27	0.19	0.15	0.11
Net realized/unrealized gain (loss) on investments	2.06	(5.71)	1.65	3.15	1.81

Total from investment operations	2.21	(5.44)	1.84	3.30	1.92

Less Distributions
Dividends from net investment income	(0.25)	(0.23)	(0.20)	(0.24)	(0.04)
Distributions from net realized capital gains	—	(1.30)	(2.27)	(1.05)	(0.62)

Total distributions	(0.25)	(1.53)	(2.47)	(1.29)	(0.66)

Net Asset Value, End of Period	$9.31	$7.35	$14.32	$14.95	$12.94

Total Return	31.57%	(42.36)%	13.29%	26.56%	16.42%
Ratio of expenses to average net assets after reimbursement	1.05%	1.01%	1.04%	1.19%	1.19%
Ratio of expenses to average net assets before reimbursement and rebates	1.06%	1.01%	1.04%	1.20%	1.19	%(b)
Ratio of net investment income to average net assets	1.93%	2.54%	1.31%	1.12%	0.90%
Portfolio turnover rate	71.9%	75.4%	65.5%	104.1%	84.5%
Net assets, end of period (in millions)	$712.9	$525.7	$842.8	$623.0	$443.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.37	$14.36	$14.99	$12.96	$11.70

Income (Loss) from Investment Operations
Net investment income(a)	0.16	0.29	0.20	0.16	0.13
Net realized/unrealized gain (loss) on investments	2.06	(5.74)	1.66	3.17	1.81

Total from investment operations	2.22	(5.45)	1.86	3.33	1.94

Less Distributions
Dividends from net investment income	(0.25)	(0.24)	(0.22)	(0.25)	(0.06)
Distributions from net realized capital gains	—	(1.30)	(2.27)	(1.05)	(0.62)

Total distributions	(0.25)	(1.54)	(2.49)	(1.30)	(0.68)

Net Asset Value, End of Period	$9.34	$7.37	$14.36	$14.99	$12.96

Total Return	31.74%	(42.33)%	13.38%	26.79%	16.52%
Ratio of expenses to average net assets after reimbursement	0.95%	0.91%	0.94%	1.09%	1.09%
Ratio of expenses to average net assets before reimbursement and rebates	0.96%	0.91%	0.94%	1.10%	1.09	%(b)
Ratio of net investment income to average net assets	2.07%	2.66%	1.41%	1.18%	1.07%
Portfolio turnover rate	71.9%	75.4%	65.5%	104.1%	84.5%
Net assets, end of period (in millions)	$19.4	$19.2	$32.6	$26.7	$14.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

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MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

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MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$10,650,880	0.80%	First $200 Million

	0.75%	$200 Million to $500 Million

	0.70%	$500 Million to $1 Billion

	0.65%	$1 Billion

Effective November 12, 2009, the Adviser reduced the advisory fee it charges to the Manager for managing the Portfolio. This fee change reduced the advisory fee charged on the Portfolio’s average daily net assets in excess of $1.5 billion. In connection with this change in the advisory fee, the Manager agreed, at certain asset levels, to waive a portion of the management fee chargeable to the Portfolio.

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

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MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	113,455,032	25,666,044	4,671,477	(31,982,274)	(1,644,753)	111,810,279
12/31/2008	66,478,767	67,903,709	8,780,596	(29,708,040)	46,976,265	113,455,032

Class B

12/31/2009	71,554,303	14,518,401	2,849,348	(12,353,053)	5,014,696	76,568,999
12/31/2008	58,852,198	20,720,766	7,400,198	(15,418,859)	12,702,105	71,554,303

Class E

12/31/2009	2,599,903	233,994	91,538	(846,874)	(521,342)	2,078,561
12/31/2008	2,271,794	842,133	300,185	(814,209)	328,109	2,599,903

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$1,068,877,815	$—	$1,082,436,925

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$1,927,356,701	$185,990,741	$(153,897,377)	$32,093,364

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MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$170,001,140	$178,819,815	$—	$178,819,815

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$49,136,184	$101,637,300	$—	$103,196,486	$49,136,184	$204,833,786

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$32,486,429	$—	$32,107,520	$(513,532,304)	$(448,938,355)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2010	Expiring 12/31/2016	Expiring 12/31/2017	Total

$6,377,357*	$337,233,962	$169,920,985	$513,532,304

* The Portfolio acquired capital losses in the merger with J.P. Morgan International Equity Portfolio on April 28, 2003, which are subject to an annual limitation of $2,138,073.

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MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MFS® Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS® Research International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS® Research International Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MFS® Research International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

24

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MFS® Research International Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period and outperformed the median of its Performance Universe for the three- and five-year periods ended July 31, 2009. The Board also noted that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board further considered that the MFS Research International Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-year period and outperformed the benchmark for the three- and five-year periods ended August 31, 2009. The Board also took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

25

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS® Research International Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint. The Board also noted that effective October 1, 2009, the Adviser began waiving an additional portion of its advisory fee on assets over $1.5 billion in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

26

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the MFS® Research International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

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Met Investors Series Trust Oppenheimer Capital Appreciation Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Oppenheimer Capital Appreciation Portfolio had a return of 44.02%, 43.70% and 43.88% for Class A, B and E Shares, respectively, versus 37.21% and 26.46%, for its benchmarks, the Russell 1000 Growth Index1 (the “Index”) and the S&P 500 Index2, respectively.

Market Environment / Conditions

The global recession that defined 2008 continued in the first half of 2009, as unemployment rates climbed, housing prices slumped, and consumer confidence remained depressed. Gross Domestic Product (“GDP”) continued to decline in the first and second quarters of 2009, falling by 6.4% and 0.7% respectively. In early March, the U.S. stock market hit a multi-year low.

Investor sentiment soon began to improve as evidence appeared that global credit markets were thawing in response to massive remedial efforts by U.S. government and monetary authorities. The U.S. government enacted the $787 billion American Recovery and Reinvestment Act of 2009, which was designed to retain and create jobs, provide budget relief to states and localities, maintain social programs and offer tax relief to businesses and individuals.

As it became clearer that these remedial measures had helped to avert a collapse of the U.S. banking system and with historically low valuations, equities began an impressive rally that began in March 2009 and continued through the end of the reporting period. While volatility persisted, most global equity markets ended the reporting period with substantial gains.

For the first time since the second quarter of 2008, the rate of GDP was once again positive in the third quarter of 2009, increasing at a modest rate. The initial estimates for 2009 fourth quarter GDP, when they are announced in late January, likely will signal a faster rate of growth for the economy heading into 2010. Nevertheless, some of the lagging indicators, such as unemployment figures, continued to be troubling and hovered at around 10% in the U.S. The housing market continued to slump through the end of the reporting period and consumer confidence remained shaky. Despite the strong equity market gains in the second half of the reporting period, wariness persisted about the economic landscape for 2010. Given the perceived fragility of the economic recovery, the Fed consistently maintained its low target for short-term interest rates through the reporting period’s end.

Portfolio Review / Current Positioning

During this period of market tumult, we did not waiver from our disciplined approach to stock-picking, which applies a bottom-up approach to examining a company’s fundamentals. The Portfolio did not undergo major sector shifts during the period in reaction to short-term market gyrations, and our decisions to favor stocks in certain sectors over others had much more to do with the underlying stories of each security than reactions to market volatility.

In terms of contributors to Portfolio performance, the Portfolio fared particularly well within financials, information technology and telecommunication services. Within financials, the Portfolio benefited from better relative stock selection versus the Index. The Portfolio’s overweight position to the sector, which performed well for the Index in the midst of the market rebound, also contributed to relative results. Individual securities which benefited performance included BM&F BOVESPA SA, The Goldman Sachs Group, Inc., Credit Suisse Group AG and MSCI, Inc.

In information technology, stronger relative stock selection as well as an overweight position resulted in the Portfolio’s outperformance within the sector. Research In Motion Ltd., Google, Inc., NVIDIA Corp., NetApp, Inc. and Broadcom Corp. were among the top performing securities for the Portfolio in the sector.

The Portfolio outperformed the Index in telecommunication services primarily as a result of its stock selection strategy. Overweight positions to strong performing stocks Crown Castle International Corp. and NII Holdings, Inc. provided strong relative results for the Portfolio. In terms of other sectors, the Portfolio also outperformed in the consumer staples, industrials and utilities sectors by underweighting these weaker performing sectors of the Index for the period.

On the negative side, the Portfolio underperformed the Index within consumer discretionary and healthcare. Within consumer discretionary, Apollo Group, Inc. had a difficult reporting period and detracted from results. An underweight position to Amazon.com, Inc. also hurt relative performance, as the stock performed well for the Index. Within healthcare, the Portfolio’s overweight to the biotechnology subsector hurt relative performance while relative stock selection in the health care equipment and supplies subsector underperformed the Index. The Portfolio’s performance in materials was roughly flat versus the Index.

As of the end of the reporting period, the Portfolio had overweight positions in energy, financials, information technology, telecommunication services, materials and healthcare with underweight positions in consumer staples and industrials in particular, followed by consumer discretionary and utilities. Within utilities, the Portfolio held no securities at period end.

Marc Baylin, CFA; Vice President and Portfolio Manager

OppenheimerFunds, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not

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Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary* (continued)

guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Google, Inc. - Class A	4.2%
QUALCOMM, Inc.	3.3%
Apple, Inc.	2.8%
Hewlett-Packard Co.	2.5%
Visa, Inc. - Class A	2.1%
Baxter International, Inc.	2.0%
Monsanto Co.	1.9%
Occidental Petroleum Corp.	1.9%
Nestle S.A.	1.9%
MasterCard, Inc. - Class A	1.9%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	25.0%
Technology	21.0%
Communications	16.2%
Energy	8.4%
Financials	7.6%
Cyclical	7.1%
Industrials	5.6%
Basic Materials	4.6%
Short-Term Investments	4.5%

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Oppenheimer Capital Appreciation Portfolio managed by

OppenheimerFunds, Inc. vs. Russell 1000 Growth Index 1 and S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[4]
Oppenheimer Capital Appreciation Portfolio—Class A	44.02%	-3.69%	0.23%	0.60%
Class B	43.70%	-3.89%	0.01%	-1.39%
Class E	43.88%	-3.78%	—	1.16%
Russell 1000 Growth Index[1]	37.21%	-1.89%	1.63%	-1.47%
S&P 500 Index[2]	26.46%	-5.63%	0.42%	0.03%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within Russell 1000 companies, that have higher price-to-book ratios and higher forecasted growth values.

2 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.66%	$1,000.00	$1,227.80	$3.71
Hypothetical	0.66%	1,000.00	1,021.88	3.36

Class B
Actual	0.91%	$1,000.00	$1,225.90	$5.11
Hypothetical	0.91%	1,000.00	1,020.62	4.63

Class E
Actual	0.81%	$1,000.00	$1,226.10	$4.54
Hypothetical	0.81%	1,000.00	1,021.12	4.13

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.7%
Aerospace & Defense - 2.2%
General Dynamics Corp.	64,840	$4,420,143
Goodrich Corp.	66,390	4,265,557
Lockheed Martin Corp.	105,020	7,913,257

		16,598,957

Beverages - 1.7%
PepsiCo, Inc.	220,120	13,383,296

Biotechnology - 3.9%
Amgen, Inc.*	115,490	6,533,269
Celgene Corp.*	173,380	9,653,799
Gilead Sciences, Inc.*	239,090	10,347,815
Vertex Pharmaceuticals, Inc.*(a)	81,360	3,486,276

		30,021,159

Capital Markets - 3.8%
Charles Schwab Corp. (The)	362,140	6,815,475
Credit Suisse Group AG	150,701	7,413,954
Goldman Sachs Group, Inc. (The)	50,180	8,472,391
Julius Baer Group, Ltd.	86,574	3,020,289
T. Rowe Price Group, Inc.(a)	62,430	3,324,397

		29,046,506

Chemicals - 4.3%
Monsanto Co.	182,710	14,936,543
Potash Corp. of Saskatchewan, Inc.	72,190	7,832,615
Praxair, Inc.	123,720	9,935,953

		32,705,111

Commercial Banks - 0.6%
Wells Fargo & Co.	185,380	5,003,406

Communications Equipment - 6.0%
F5 Networks, Inc.*	75,180	3,983,036
Juniper Networks, Inc.*	243,860	6,503,746
QUALCOMM, Inc.	540,280	24,993,353
Research In Motion, Ltd.*	158,860	10,729,405

		46,209,540

Computers & Peripherals - 7.1%
Apple, Inc.*	102,830	21,682,734
Dell, Inc.*	384,610	5,523,000
Hewlett-Packard Co.	370,260	19,072,092
NetApp, Inc.*	241,190	8,294,524

		54,572,350

Construction & Engineering - 0.5%
Quanta Services, Inc.*(a)	193,340	4,029,206

Diversified Consumer Services - 1.1%
Apollo Group, Inc. - Class A*	134,710	8,160,732

Security Description	Shares	Value

Diversified Financial Services - 3.4%
BM&F BOVESPA S.A.	839,740	$5,827,700
IntercontinentalExchange, Inc.*	95,890	10,768,447
JPMorgan Chase & Co.	115,930	4,830,803
MSCI, Inc. - Class A*	147,030	4,675,554

		26,102,504

Electrical Equipment - 1.9%
ABB, Ltd.*	516,911	9,875,140
First Solar, Inc.*(a)	33,870	4,585,998

		14,461,138

Electronic Equipment, Instruments & Components - 0.5%
Corning, Inc.	192,440	3,716,016

Energy Equipment & Services - 3.1%
Cameron International Corp.*	151,180	6,319,324
Halliburton Co.	235,310	7,080,478
Schlumberger, Ltd.	163,430	10,637,659

		24,037,461

Food & Staples Retailing - 2.0%
Wal-Mart Stores, Inc.	220,990	11,811,915
Walgreen Co.	93,800	3,444,336

		15,256,251

Food Products - 2.9%
Cadbury Plc	473,664	6,099,540
Nestle S.A.	298,157	14,469,216
Unilever N.V.	59,100	1,910,703

		22,479,459

Health Care Equipment & Supplies - 3.7%
Baxter International, Inc.	256,890	15,074,305
DENTSPLY International, Inc.	160,910	5,659,205
St. Jude Medical, Inc.*	84,290	3,100,186
Stryker Corp.	91,600	4,613,892

		28,447,588

Health Care Providers & Services - 3.3%
Express Scripts, Inc.*	155,480	13,441,246
Henry Schein, Inc.*(a)	96,290	5,064,854
Medco Health Solutions, Inc.*	106,130	6,782,768

		25,288,868

Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corp.	73,120	4,565,613

Household Products - 0.9%
Colgate-Palmolive Co.	83,780	6,882,527

Internet & Catalog Retail - 1.2%
Amazon.com, Inc.*	67,030	9,016,876

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Internet Software & Services - 5.5%
eBay, Inc.*	425,420	$10,014,387
Google, Inc. - Class A*	52,320	32,437,353

		42,451,740

IT Services - 5.2%
Accenture Plc - Class A	141,940	5,890,510
MasterCard, Inc. - Class A	56,210	14,388,636
Visa, Inc. - Class A	184,600	16,145,116
Western Union Co.	209,960	3,957,746

		40,382,008

Life Sciences Tools & Services - 1.7%
Illumina, Inc.*(a)	95,320	2,921,558
Thermo Fisher Scientific, Inc.*	206,380	9,842,262

		12,763,820

Machinery - 0.6%
Joy Global, Inc.	93,710	4,834,499

Media - 2.5%
Cablevision Systems Corp. - Class A	317,130	8,188,296
McGraw-Hill Cos., Inc. (The)	150,260	5,035,213
Walt Disney Co. (The)	176,640	5,696,640

		18,920,149

Metals & Mining - 0.5%
Xstrata Plc*	204,750	3,608,972

Oil, Gas & Consumable Fuels - 4.9%
Apache Corp.	76,080	7,849,173
Cobalt International Energy, Inc.*	157,240	2,176,202
EOG Resources, Inc.	33,690	3,278,037
Occidental Petroleum Corp.	178,020	14,481,927
Range Resources Corp.	106,620	5,315,007
Southwestern Energy Co.*	88,290	4,255,578

		37,355,924

Pharmaceuticals - 3.3%
Allergan, Inc.	142,290	8,965,693
Novo Nordisk A.S. - Class B	66,930	4,281,874
Roche Holdings AG	42,889	7,288,011
Shire, Ltd.	238,440	4,666,195

		25,201,773

Professional Services - 0.3%
Verisk Analytics, Inc. - Class A*	80,440	2,435,723

Real Estate Management & Development - 0.5%
Jones Lang LaSalle, Inc.(a)	68,060	4,110,824

Road & Rail - 0.3%
Union Pacific Corp.	39,420	2,518,938

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment - 4.6%
Broadcom Corp. - Class A*	296,640	$9,329,328
MEMC Electronic Materials, Inc.*	415,070	5,653,253
NVIDIA Corp.*	651,930	12,178,053
Texas Instruments, Inc.	309,820	8,073,909

		35,234,543

Software - 5.8%
Adobe Systems, Inc.*	314,770	11,577,241
Microsoft Corp.	343,720	10,480,023
Nintendo Co., Ltd.	21,590	5,120,734
Oracle Corp.	527,550	12,946,077
Salesforce.com, Inc.*(a)	63,960	4,718,329

		44,842,404

Specialty Retail - 1.4%
Bed Bath & Beyond, Inc.*	118,560	4,579,973
Staples, Inc.	252,910	6,219,057

		10,799,030

Textiles, Apparel & Luxury Goods - 2.6%
Coach, Inc.	273,690	9,997,896
NIKE, Inc. - Class B(a)	85,340	5,638,414
Polo Ralph Lauren Corp.	57,790	4,679,834

		20,316,144

Tobacco - 0.9%
Philip Morris International, Inc.	142,340	6,859,365

Wireless Telecommunication Services - 2.4%
Crown Castle International Corp.*	266,880	10,418,995
NII Holdings, Inc.*	230,380	7,736,160

		18,155,155

Total Common Stocks (Cost $682,423,626)		750,775,575

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Short-Term Investments - 4.5%
Mutual Funds - 4.0%
State Street Navigator Securities Lending Prime Portfolio(b)	31,343,471	$31,343,471

Repurchase Agreement - 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $3,766,002 on 01/04/10 collateralized by $3,545,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $3,846,325.	$3,766,000	3,766,000

Total Short-Term Investments (Cost $35,109,471)		35,109,471

Total Investments - 102.2% (Cost $717,533,097)		785,885,046

Other Assets and Liabilities (net) - (2.2)%		(17,276,604)

Net Assets - 100.0%		$768,608,442

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$16,598,957	$—	$—	$16,598,957
Beverages	13,383,296	—	—	13,383,296
Biotechnology	30,021,159	—	—	30,021,159
Capital Markets	18,612,263	10,434,243	—	29,046,506
Chemicals	32,705,111	—	—	32,705,111
Commercial Banks	5,003,406	—	—	5,003,406
Communications Equipment	46,209,540	—	—	46,209,540
Computers & Peripherals	54,572,350	—	—	54,572,350
Construction & Engineering	4,029,206	—	—	4,029,206
Diversified Consumer Services	8,160,732	—	—	8,160,732
Diversified Financial Services	20,274,804	5,827,700	—	26,102,504
Electrical Equipment	4,585,998	9,875,140	—	14,461,138
Electronic Equipment, Instruments & Components	3,716,016	—	—	3,716,016
Energy Equipment & Services	24,037,461	—	—	24,037,461
Food & Staples Retailing	15,256,251	—	—	15,256,251
Food Products	1,910,703	20,568,756	—	22,479,459
Health Care Equipment & Supplies	28,447,588	—	—	28,447,588
Health Care Providers & Services	25,288,868	—	—	25,288,868
Hotels, Restaurants & Leisure	4,565,613	—	—	4,565,613
Household Products	6,882,527	—	—	6,882,527
Internet & Catalog Retail	9,016,876	—	—	9,016,876
Internet Software & Services	42,451,740	—	—	42,451,740
IT Services	40,382,008	—	—	40,382,008
Life Sciences Tools & Services	12,763,820	—	—	12,763,820
Machinery	4,834,499	—	—	4,834,499
Media	18,920,149	—	—	18,920,149
Metals & Mining	—	3,608,972	—	3,608,972
Oil, Gas & Consumable Fuels	37,355,924	—	—	37,355,924
Pharmaceuticals	8,965,693	16,236,080	—	25,201,773
Professional Services	2,435,723	—	—	2,435,723
Real Estate Management & Development	4,110,824	—	—	4,110,824
Road & Rail	2,518,938	—	—	2,518,938
Semiconductors & Semiconductor Equipment	35,234,543	—	—	35,234,543
Software	39,721,670	5,120,734	—	44,842,404
Specialty Retail	10,799,030	—	—	10,799,030
Textiles, Apparel & Luxury Goods	20,316,144	—	—	20,316,144

See accompanying notes to financial statements.

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Description	Level 1	Level 2	Level 3	Total
Tobacco	$6,859,365	$—	$—	$6,859,365
Wireless Telecommunication Services	18,155,155	—	—	18,155,155
Total Common Stocks	679,103,950	71,671,625	—	750,775,575
Short-Term Investments
Mutual Funds	31,343,471	—	—	31,343,471
Repurchase Agreement	—	3,766,000	—	3,766,000
Total Short-Term Investments	31,343,471	3,766,000	—	35,109,471
TOTAL INVESTMENTS	$710,447,421	$75,437,625	$—	$785,885,046

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$782,119,046
Repurchase Agreement	3,766,000
Cash	982
Receivable for investments sold	19,733,682
Receivable for shares sold	151,604
Dividends receivable	746,557
Interest receivable	1

Total assets	806,517,872

Liabilities
Payables for:
Investments purchased	5,738,604
Shares redeemed	313,698
Collateral for securities loaned	31,343,471
Accrued Expenses:
Management fees	383,552
Distribution and service fees - Class B	73,650
Distribution and service fees - Class E	639
Administration fees	4,317
Custodian and accounting fees	6,420
Deferred trustees’ fees	7,518
Other expenses	37,561

Total liabilities	37,909,430

Net Assets	$768,608,442

Net Assets Represented by
Paid in surplus	$934,351,409
Accumulated net realized loss	(236,422,689)
Unrealized appreciation on investments and foreign currency transactions	68,359,700
Undistributed net investment income	2,320,022

Net Assets	$768,608,442

Net Assets
Class A	$411,875,542

Class B	351,582,930

Class E	5,149,970

Capital Shares Outstanding
Class A	72,763,771

Class B	62,915,493

Class E	913,267

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$5.66

Class B	5.59

Class E	5.64

(a)	Identified cost of investments, excluding repurchase agreement, was $713,767,097.
(b)	Includes securities loaned at value of $30,651,792.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$6,894,465
Interest (b)	201,650

Total investment income	7,096,115

Expenses
Management fees	3,951,109
Administration fees	50,509
Custodian and accounting fees	111,552
Distribution and service fees - Class B	743,897
Distribution and service fees - Class E	6,050
Audit and tax services	31,628
Legal	36,351
Trustees’ fees and expenses	22,857
Shareholder reporting	124,994
Insurance	13,138
Miscellaneous	12,569

Total expenses	5,104,654

Net investment income	1,991,461

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(81,563,014)
Foreign currency transactions	89,059

Net realized loss on investments and foreign currency transactions	(81,473,955)

Net change in unrealized appreciation on:
Investments	320,816,891
Foreign currency transactions	14,672

Net change in unrealized appreciation on investments and foreign currency transactions	320,831,563

Net realized and unrealized gain on investments and foreign currency transactions	239,357,608

Net Increase in Net Assets from Operations	$241,349,069

(a)	Net of foreign withholding taxes of $128,360.
(b)	Includes net income on securities loaned of $200,832.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,991,461	$1,925,140
Net realized loss on investments, futures contracts and foreign currency transactions	(81,473,955)	(141,399,415)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	320,831,563	(350,602,697)

Net increase (decrease) in net assets resulting from operations	241,349,069	(490,076,972)

Distributions to Shareholders
From net investment income
Class A	—	(3,858,156)
Class B	—	(14,707,653)
Class E	—	(193,554)
From net realized gains
Class A	—	(28,241,748)
Class B	—	(117,716,758)
Class E	—	(1,458,331)

Net decrease in net assets resulting from distributions	—	(166,176,200)

Capital Share Transactions
Proceeds from shares sold
Class A	9,020,751	587,063,000
Class B	30,979,459	44,454,846
Class E	2,700,811	2,611,928
Net asset value of shares issued through dividend reinvestment
Class A	—	32,099,904
Class B	—	132,424,411
Class E	—	1,651,885
Cost of shares repurchased
Class A	(39,506,113)	(140,290,392)
Class B	(48,999,408)	(109,815,299)
Class E	(2,159,731)	(2,886,071)

Net increase (decrease) in net assets from capital share transactions	(47,964,231)	547,314,212

Net Increase (Decrease) in Net Assets	193,384,838	(108,938,960)
Net assets at beginning of period	575,223,604	684,162,564

Net assets at end of period	$768,608,442	$575,223,604

Undistributed (distributions in excess of) net investment income at end of period	$2,320,022	$(13,506)

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:

	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$3.93	$9.94	$9.27	$8.69	$8.36

Income (Loss) from Investment Operations
Net investment income(a)	0.02	0.02	0.03	0.02	0.03
Net realized/unrealized gain (loss) on investments	1.71	(3.49)	1.26	0.66	0.39

Total from investment operations	1.73	(3.47)	1.29	0.68	0.42

Less Distributions
Dividends from net investment income	—	(0.31)	(0.01)	(0.03)	(0.01)
Distributions from net realized capital gains	—	(2.23)	(0.61)	(0.07)	(0.08)

Total distributions	—	(2.54)	(0.62)	(0.10)	(0.09)

Net Asset Value, End of Period	$5.66	$3.93	$9.94	$9.27	$8.69

Total Return	44.02%	(45.80)%	14.45%	7.81%	4.99%
Ratio of expenses to average net assets after reimbursement	0.67%	0.62%	0.62%	0.65%	0.69%
Ratio of expenses to average net assets before reimbursement and rebates	0.67%	0.62%	0.62%	0.65%	0.64	%(b)
Ratio of net investment income to average net assets	0.42%	0.38%	0.33%	0.22%	0.42%
Portfolio turnover rate	45.4%	84.4%	70.8%	60.7%	72.4%
Net assets, end of period (in millions)	$411.9	$312.0	$124.7	$505.6	$664.2

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$3.89	$9.86	$9.20	$8.62	$8.31

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.01	0.01	0.00 +	(0.01)	0.01
Net realized/unrealized gain (loss) on investments	1.69	(3.47)	1.27	0.67	0.38

Total from investment operations	1.70	(3.46)	1.27	0.66	0.39

Less Distributions
Dividends from net investment income	—	(0.28)	—	(0.01)	—
Distributions from net realized capital gains	—	(2.23)	(0.61)	(0.07)	(0.08)

Total distributions	—	(2.51)	(0.61)	(0.08)	(0.08)

Net Asset Value, End of Period	$5.59	$3.89	$9.86	$9.20	$8.62

Total Return	43.70%	(45.94)%	14.29%	7.62%	4.71%
Ratio of expenses to average net assets after reimbursement	0.92%	0.88%	0.89%	0.90%	0.94%
Ratio of expenses to average net assets before reimbursement and rebates	0.92%	0.88%	0.89%	0.90%	0.89	%(b)
Ratio of net investment income (loss) to average net assets	0.17%	0.12%	0.03%	(0.06)%	0.18%
Portfolio turnover rate	45.4%	84.4%	70.8%	60.7%	72.4%
Net assets, end of period (in millions)	$351.6	$260.1	$553.3	$535.1	$501.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005(c)
Net Asset Value, Beginning of Period	$3.92	$9.93	$9.25	$8.68	$7.97

Income (Loss) from Investment Operations
Net investment income(a)	0.01	0.01	0.01	0.00 +	0.01
Net realized/unrealized gain (loss) on investments	1.71	(3.49)	1.28	0.67	0.79

Total from investment operations	1.72	(3.48)	1.29	0.67	0.80

Less Distributions
Dividends from net investment income	—	(0.30)	(0.00)+	(0.03)	(0.01)
Distributions from net realized capital gains	—	(2.23)	(0.61)	(0.07)	(0.08)

Total distributions	—	(2.53)	(0.61)	(0.10)	(0.09)

Net Asset Value, End of Period	$5.64	$3.92	$9.93	$9.25	$8.68

Total Return	43.88%	(45.91)%	14.48%	7.68%	10.01%
Ratio of expenses to average net assets after reimbursement	0.82%	0.78%	0.80%	0.80%	0.83	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.82%	0.78%	N/A	0.80%	0.80	%(b)*
Ratio of net investment income to average net assets	0.26%	0.22%	0.13%	0.03%	0.15	%*
Portfolio turnover rate	45.4%	84.4%	70.8%	60.7%	72.4%
Net assets, end of period (in millions)	$5.1	$3.1	$6.2	$2.5	$0.9

*	Annualized
+	Rounds to less than $0.005 per share
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.
(c)	Commencement of operations—05/02/2005.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with OppenheimerFunds, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$3,951,109	0.65%	First $150 Million

	0.625%	$150 Million to $300 Million

	0.60%	$300 Million to $500 Million

	0.55%	$500 Million to $700 Million

	0.525%	$700 Million to $900 Million

	0.50%	Over $900 Million

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.75%	1.00%	0.90%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

For the period July 1, 2005 through October 31, 2006, if the average monthly net assets of the Portfolio were in excess of $1 billion, a discount to the total fees for the Portfolio for that month of 2.5% was applied. Such fee was accrued daily and paid monthly by the tenth business day following the end of the month in which such fee was accrued. If the Adviser shall serve for less than the whole of any month, the foregoing compensation was prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio’s net assets was computed at the times and in the manner specified in the Trust’s Registration Statement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the

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MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	79,465,458	1,982,408	—	(8,684,095)	(6,701,687)	72,763,771
12/31/2008	12,539,417	84,699,201	4,692,969	(22,466,129)	66,926,041	79,465,458

Class B

12/31/2009	66,926,060	6,850,597	—	(10,861,164)	(4,010,567)	62,915,493
12/31/2008	56,112,903	7,370,595	19,531,624	(16,089,062)	10,813,157	66,926,060

Class E

12/31/2009	797,065	591,021	—	(474,819)	116,202	913,267
12/31/2008	627,281	397,702	241,857	(469,775)	169,784	797,065

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$290,690,549	$—	$342,052,198

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$731,694,247	$102,710,058	$(48,519,259)	$54,190,799

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$30,651,792	$31,343,471	$—	$31,343,471

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$—	$18,990,316	$—	$147,185,884	$—	$166,176,200

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$4,053,934	$—	$54,198,134	$(223,987,517)	$(165,735,449)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$140,690,487	$83,297,030	$223,987,517

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Oppenheimer Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Oppenheimer Capital Appreciation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oppenheimer Capital Appreciation Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Oppenheimer Capital Appreciation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

24

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Oppenheimer Capital Appreciation Portfolio’s performance, the Board considered that the Portfolio underperformed both the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the same periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance, including the Portfolio’s more recent performance. The Board concluded that the Portfolio’s performance is being addressed.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

25

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Oppenheimer Capital Appreciation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is contractually obligated to waive fees and/or reimburse expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Oppenheimer Capital Appreciation Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

26

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

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Met Investors Series Trust PIMCO Inflation Protected Bond Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the PIMCO Inflation Protected Bond Portfolio had a return of 18.37%, 18.05% and 18.15% for Class A, B and E Shares, respectively, versus 11.41% for its benchmark, the Barclays Capital U.S. TIPS Index1.

Market Environment / Conditions

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose during the year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds. Treasury Inflation Protected Securities (TIPS) gained 11.41 percent in 2009 as represented by the Barclays Capital U.S. TIPS Index. Real yields declined across most of the maturity spectrum with the exception of long-dated issues, where real rates rose only modestly. Real coupons helped returns as did positive inflation accruals despite cyclical disinflationary pressures. TIPS outperformed comparable maturity nominal bonds overall.

TIPS yields declined most for shorter maturities up through the five-year sector, partly reflecting an increase in energy prices such as crude and crude products, but mostly a reaction to improved fourth quarter economic data, continued asset inflow into shorter maturities, and a general lack of liquidity across the TIPS curve. TIPS gained despite continued near-term disinflationary pressures weighing on market sentiment. The benchmark ten-year yields ended the year 71 basis points lower at 1.41 percent.

A striking feature of the U.S. economy as the year drew to a close was the record steepness in the Treasury yield curve. This steepening also occurred in government yield curves of other major developed economies. Additionally, corporate bonds, mortgage-backed securities (MBS), and asset–backed securities (ABS) gained and Treasuries fell during 2009 as government policies helped push investors out of cash and toward higher yielding, riskier assets.

Portfolio Review / Current Positioning

Exposure to Agency MBS was positive for performance as the success of the Federal Reserve’s MBS Purchase program drove yield premiums to their tightest levels ever. An allocation to high quality consumer ABS added to annual performance as these bonds also rallied amid strong government policy support. Corporate bonds, especially an emphasis on bonds of financial companies, added to performance over the year and were among the best performing fixed income assets for all of 2009. Exposure to Japanese inflation linked bonds (ILBs) added to annual performance amid continued government support, and an allocation to Emerging Market (EM) bonds also contributed to performance in 2009. Lastly, an underweight to TIPS versus an overweight to U.S. nominal bonds detracted from performance as real yields declined on better than expected economic data and as nominal yields rose during the year as investors’ risk appetites revived.

The Portfolio favors high-quality, non-Treasury assets. With regard to duration positioning; the Portfolio is modestly overweight duration, with exposure to intermediate maturity European interest rates. This exposure currently offers relatively attractive yields with lower potential volatility than a comparable U.S. position.

The Portfolio has a modest exposure to consumer ABS, and has less of an emphasis on high-grade corporate sectors as in previous periods, but retains holdings in select sectors where we see value, such as telecom, utilities, energy and better capitalized financial institutions. Additionally, the Portfolio has exposure to select emerging market currencies in light of an expected long-run decline in the U.S. dollar, as well as modest exposure to high quality emerging market credits that have low levels of debt relative to the size of their economies.

Mihir Worah

Executive Vice President

Pacific Investment Management Company LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
U.S. Treasury Inflation Index Note (2.000%, due 01/15/14)	10.6%
U.S. Treasury Inflation Index Note (3.000%, due 07/15/12)	6.1%
U.S. Treasury Inflation Index Note (2.000%, due 07/15/14)	5.7%
U.S. Treasury Inflation Index Bond (2.375%, due 01/15/25)	5.5%
U.S. Treasury Inflation Index Bond (3.875%, due 04/15/29)	5.5%
U.S. Treasury Inflation Index Bond (3.625%, due 04/15/28)	5.2%
U.S. Treasury Inflation Index Bond (2.625%, due 07/15/17)	4.6%
U.S. Treasury Inflation Index Note (2.500%, due 01/15/29)	4.4%
U.S. Treasury Inflation Index Note (2.000%, due 01/15/16)	3.9%
U.S. Treasury Inflation Index Bond (2.375%, due 01/15/17)	3.7%

Top Sectors

Percent of Portfolio Market Value
U.S. Government & Agency Obligations	59.0%
Domestic Bonds & Debt Securities	25.0%
Asset-Backed Securities	8.2%
Short-Term Investments	6.7%
Foreign Bonds & Debt Securities	0.7%
Loan Participation	0.2%
Municipals	0.2%

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

PIMCO Inflation Protected Bond Portfolio managed by

Pacific Investment Management Company LLC vs. Barclays Capital U.S. TIPS Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
PIMCO Inflation Protected Bond Portfolio—Class A	18.37%	7.08%	4.63%	5.70%
Class B	18.05%	6.79%	4.39%	5.43%
Class E	18.15%	6.92%	—	6.11%
Barclays Capital U.S. TIPS Index[1]	11.41%	6.69%	4.63%	5.59%

The performance of Class A shares will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index Securities.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/1/03. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 5/1/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.52%	$1,000.00	$1,067.90	$2.71
Hypothetical	0.52%	1,000.00	1,022.58	2.65

Class B
Actual	0.77%	$1,000.00	$1,067.10	$4.01
Hypothetical	0.77%	1,000.00	1,021.32	3.92

Class E
Actual	0.67%	$1,000.00	$1,067.10	$3.49
Hypothetical	0.67%	1,000.00	1,021.83	3.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Municipals - 0.3%
Buckeye Tobacco Settlement Financing Authority 5.875%, due 06/01/47	$1,000,000	$753,040
California County Tobacco Securitization Agency 5.625%, due 06/01/23	125,000	125,256
Los Angeles Department of Water & Power, Systems, Subser A- 2 5.000%, due 07/01/44(AMBAC)	3,700,000	3,706,845
Tobacco Settlement Financing Corp. 6.000%, due 06/01/23	770,000	779,371
7.467%, due 06/01/47	1,145,000	916,011

Total Municipals (Cost $6,716,486)		6,280,523

Asset-Backed Securities - 12.0%
Ace Securities Corp. 0.281%, due 12/25/36(a)	120,698	99,946
American Express Credit Account Master Trust 0.233%, due 01/15/13(a)	10,440,000	10,418,386
0.263%, due 06/17/13(a)	576,000	573,686
American Express Issuance Trust 0.433%, due 09/15/11(a)	1,140,000	1,138,000
Asset Backed Funding Certificates 0.581%, due 06/25/34(a)	877,507	624,356
0.291%, due 11/25/36(a)	9,721	9,657
Asset Backed Securities Corp. Home Equity 0.281%, due 12/25/36(a)	568,586	537,131
Banc of America Commercial Mortgage, Inc. 5.658%, due 06/10/49(a)	1,100,000	922,203
5.744%, due 02/10/51(a)	1,100,000	972,857
Banc of America Funding Corp. 4.503%, due 02/20/36(a)	3,463,832	2,993,428
Banc of America Large Loan, Inc. 0.743%, due 08/15/29(144A)(a)(b)	6,171,285	5,453,295
Banc of America Mortgage Securities 6.500%, due 09/25/33	194,076	196,372
5.207%, due 11/25/34(a)	441,308	385,215
Bank of America Auto Trust 1.700%, due 12/15/11(144A)(b)	14,600,000	14,676,761
Bear Stearns ALT-A Trust 0.391%, due 02/25/34(a)	455,957	306,631
5.378%, due 09/25/35(a)	3,002,138	2,011,884
Bear Stearns ARM Trust 3.562%, due 01/25/35(a)	5,571,834	4,866,973

Security Description	Par Amount	Value

Asset-Backed Securities - continued
2.181%, due 03/25/35(a)	$23,158	$20,763
2.940%, due 03/25/35(a)	3,169,681	2,777,037
2.530%, due 08/25/35(a)	447,835	391,030
Bear Stearns Asset Backed Securities Trust 0.891%, due 10/25/32(a)	36,867	31,898
0.561%, due 01/25/36(a)	21,966	20,788
0.281%, due 11/25/36(a)	35,708	33,394
1.231%, due 10/25/37(a)	4,305,298	2,723,976
Bear Stearns Commercial Mortgage Securities 6.440%, due 06/16/30	6,927	6,921
Bear Stearns Mortgage Funding Trust 0.301%, due 02/25/37(a)	1,106,486	1,073,303
Bear Stearns Structured Products, Inc. 5.627%, due 01/26/36(a)	1,155,324	713,664
Capital Auto Receivables Asset Trust 1.193%, due 12/15/10(144A)(a)(b)	2,535,958	2,536,763
1.153%, due 03/15/11(a)	271,307	271,531
5.020%, due 09/15/11	381,694	387,166
1.683%, due 10/15/12(a)	7,100,000	7,154,569
Carrington Mortgage Loan Trust 0.551%, due 10/25/35(a)	596,597	548,940
Chase Issuance Trust 0.683%, due 09/17/12(a)	14,200,000	14,219,255
0.554%, due 06/16/14(a)	1,940,000	1,927,092
Chrysler Financial Auto Securitization Trust 1.850%, due 06/15/11	2,000,000	2,013,294
Citigroup Mortgage Loan Trust, Inc. 2.510%, due 08/25/35(a)	635,176	563,495
4.248%, due 08/25/35(a)	627,970	559,900
2.990%, due 12/25/35(a)	127,142	112,410
4.700%, due 12/25/35(a)	9,823,265	8,751,986
Countrywide Alternative Loan Trust 0.511%, due 12/25/35(a)	75,979	45,945
0.313%, due 09/20/46(a)	68,080	67,459
0.413%, due 02/20/47(a)	2,013,572	941,559
0.411%, due 05/25/47(a)	734,335	368,901
Countrywide Asset-Backed Certificates 0.281%, due 03/25/37-05/25/47(a)	227,468	221,797
0.311%, due 06/25/37(a)	762,087	732,628
0.341%, due 10/25/46(a)	142,954	138,966
Countrywide Home Loans 3.747%, due 11/19/33(a)	126,115	116,592
3.971%, due 08/25/34(a)	559,500	379,133
0.521%, due 04/25/35(a)	1,724,747	969,428
0.571%, due 06/25/35(144A)(a)(b)	435,048	383,379

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Credit Suisse First Boston Mortgage Securities Corp. 4.938%, due 12/15/40	$150,520	$151,132
Credit-Based Asset Servicing and Securitization LLC 0.351%, due 07/25/37(144A)(a)(b)	527,842	360,511
CSAB Mortgage Backed Trust 5.720%, due 09/25/36	1,479,958	926,327
Daimler Chrysler Auto Trust 1.165%, due 07/08/11(a)	5,473,462	5,479,474
1.715%, due 09/10/12(a)	1,000,000	1,002,930
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 0.331%, due 10/25/36(a)	124,400	111,745
5.869%, due 10/25/36	1,383,804	762,334
5.886%, due 10/25/36	1,383,804	762,980
Equity One ABS, Inc. 0.531%, due 04/25/34(a)	121,664	75,553
First Franklin Mortgage Loan Asset Backed Certificates 0.281%, due 11/25/36(a)	453,931	442,614
0.271%, due 01/25/38(a)	247,256	240,244
First Horizon Pass Trust Mortgage 2.596%, due 06/25/34(a)	603,180	476,534
First NLC Trust 0.301%, due 08/25/37(144A)(a)(b)	2,782,975	1,868,987
Ford Credit Auto Owner Trust 0.357%, due 09/15/10(144A)(b)	2,062,201	2,061,295
1.133%, due 01/15/11(a)	2,678,923	2,680,438
2.100%, due 11/15/11	2,000,000	2,012,745
2.000%, due 12/15/11	6,400,000	6,437,754
2.733%, due 05/15/13(a)	12,000,000	12,306,698
Fremont Home Loan Trust 0.281%, due 10/25/36(a)	17,127	15,201
0.291%, due 01/25/37(a)	172,093	120,561
GE Capital Commercial Mortgage Corp. 4.229%, due 12/10/37	2,003,438	2,026,441
Greenpoint Mortgage Funding Trust 0.451%, due 06/25/45(a)	750,682	390,455
0.501%, due 11/25/45(a)	340,660	192,089
0.311%, due 10/25/46(a)	445,060	402,023
Greenwich Capital Commercial Funding Corp. 4.755%, due 06/10/36	5,000,000	5,021,886
GS Mortgage Loan Trust 3.336%, due 09/25/35(a)	1,323,012	1,148,718
GS Mortgage Securities Corp. II 6.615%, due 02/14/16(144A)(b)	1,700,000	1,798,533

Security Description	Par Amount	Value

Asset-Backed Securities - continued
6.878%, due 05/03/18(144A)(a)(b)	$1,500,000	$1,598,669
0.365%, due 03/06/20(144A)(a)(b)	2,000,000	1,862,169
GSAMP Trust 0.301%, due 10/25/36(a)	5,612	4,823
0.271%, due 10/25/46(a)	4,142	4,121
0.331%, due 01/25/47(a)	185,251	178,864
Harborview Mortgage Loan Trust 0.453%, due 05/19/35(a)	185,655	96,219
0.323%, due 01/19/38(a)	85,934	84,555
Hilton Hotel Pool Trust 0.735%, due 10/03/15(144A)(a)(b)	3,480,000	3,475,595
7.458%, due 10/03/15(144A)(b)	1,300,000	1,362,733
Honda Auto Receivables Owner Trust 1.500%, due 08/15/11	6,300,000	6,331,857
Household Home Equity Loan Trust 5.910%, due 03/20/36	6,125,374	6,179,123
HSI Asset Securitization Corp. Trust 0.281%, due 10/25/36(a)	72,298	46,812
0.291%, due 05/25/37(a)	608,988	576,123
Impac Secured Assets Corp. 0.311%, due 01/25/37(a)	44,816	24,799
Indymac Index Mortgage Loan Trust 0.321%, due 11/25/46(a)	220,134	206,862
JPMorgan Chase Commercial Mortgage Securities Corp. 5.794%, due 02/12/51(a)	1,500,000	1,312,167
JPMorgan Mortgage Acquisition Corp. 0.281%, due 07/25/36-08/25/36(a)	62,746	61,490
0.304%, due 11/25/36(a)	12,739	12,530
0.291%, due 03/25/47(a)	1,125,173	815,051
JPMorgan Mortgage Trust 5.022%, due 02/25/35(a)	8,157,018	7,503,625
5.004%, due 07/25/35(a)	943,635	857,017
Lehman XS Trust 0.311%, due 11/25/46(a)	237,472	235,980
Long Beach Mortgage Loan Trust 0.411%, due 08/25/35(a)	3,341	3,316
0.271%, due 11/25/36(a)	893	893
Master Adjustable Rate Mortgages Trust 3.065%, due 12/25/33(a)	599,445	497,508
3.096%, due 11/21/34(a)	600,000	487,785
MBNA Credit Card Master Note Trust 4.500%, due 01/15/13	6,540,000	6,688,720
Mellon Residential Funding Corp. 0.673%, due 12/15/30(a)	160,258	144,449

6

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
0.583%, due 11/15/31(a)	$1,209,794	$1,142,265
Merrill Lynch Floating Trust 0.303%, due 06/15/22(144A)(a)(b)	276,921	250,351
Merrill Lynch/Countrywide Mortgage Investors Trust 1.231%, due 10/25/35(a)	575,706	471,786
4.250%, due 10/25/35(a)	3,430,918	2,980,349
0.301%, due 07/25/37(a)	77,532	74,340
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, due 09/12/17	5,400,000	4,595,975
Morgan Stanley Capital, Inc. 0.281%, due 09/25/36-11/25/36(a)	374,916	369,888
0.271%, due 10/25/36(a)	112,171	108,762
Nomura Asset Acceptance Corp. 0.371%, due 01/25/36(144A)(a)(b)	2,234	2,170
Option One Mortgage Loan Trust 0.281%, due 01/25/37(a)	138,717	137,455
Park Place Securities, Inc. 0.491%, due 09/25/35(a)	30,826	25,360
Residential Accredit Loans, Inc. 0.531%, due 08/25/35(a)	300,443	156,125
1.904%, due 09/25/45(a)	327,756	161,714
Residential Asset Mortgage Products, Inc. 0.311%, due 02/25/37(a)	3,647,538	3,415,802
Residential Asset Securitization Trust 6.500%, due 08/25/36	1,000,000	595,058
Securitized Asset Backed Receivables LLC Trust 0.281%, due 09/25/36(a)	6,437	6,385
Securitized Asset Sales, Inc. 3.848%, due 11/26/23(a)	7,575	7,112
Sequoia Mortgage Trust 0.583%, due 10/19/26(a)	292,322	218,656
SLC Student Loan Trust 0.654%, due 09/15/14(a)	80,233	80,275
SLM Student Loan Trust 0.262%, due 04/25/14(a)	521,927	521,773
0.272%, due 10/27/14(a)	126,069	125,969
0.282%, due 01/25/16-04/25/17(a)	797,979	797,253
0.782%, due 10/25/17(a)	860,000	856,917
1.782%, due 04/25/23(a)	29,868,335	31,086,091
Small Business Administration Participation Certificates 5.510%, due 11/01/27	6,664,860	7,141,910
Soundview Home Equity Loan Trust 0.291%, due 11/25/36(144A)(a)(b)	103,214	55,406

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Structured Adjustable Rate Mortgage Loan Trust 3.586%, due 02/25/34(a)	$411,094	$340,646
1.881%, due 01/25/35(a)	247,792	115,443
Structured Asset Investment Loan Trust 0.281%, due 07/25/36(a)	18,267	17,370
Structured Asset Mortgage Investments, Inc. 0.563%, due 10/19/34(a)	190,069	151,665
0.483%, due 07/19/35(a)	375,268	215,891
0.421%, due 06/25/36(a)	204,159	106,304
0.301%, due 08/25/36(a)	111,821	110,511
0.441%, due 05/25/46(a)	85,635	40,519
Structured Asset Securities Corp. 4.900%, due 04/25/35(a)	904,234	600,835
3.716%, due 10/25/35(144A)(a)(b)	472,755	388,579
0.281%, due 05/25/36-10/25/36(a)	204,415	194,154
TBW Mortgage Backed Pass Through Certificates 0.331%, due 09/25/36(a)	1,641	1,641
0.341%, due 01/25/37(a)	293,896	259,138
6.015%, due 07/25/37	600,000	247,895
Thornburg Mortgage Securities Trust 0.361%, due 06/25/37(a)	2,476,913	2,406,861
0.351%, due 10/25/46(a)	2,382,842	2,337,671
Truman Capital Mortgage Loan Trust 0.571%, due 01/25/34(144A)(a)(b)	9,470	8,966
Wachovia Bank Commercial Mortgage Trust 0.313%, due 06/15/20(144A)(a)(b)	4,120,895	3,451,461
0.323%, due 09/15/21(144A)(a)(b)	3,718,100	3,172,295
WaMu Mortgage Pass Through Certificates 1.744%, due 11/25/42(a)	54,088	35,559
0.521%, due 10/25/45(a)	2,212,052	1,587,835
0.491%, due 11/25/45(a)	350,698	251,594
1.544%, due 02/25/46(a)	359,603	204,620
2.759%, due 07/25/46(a)	1,409,892	915,298
2.044%, due 11/25/46(a)	506,813	320,004
1.354%, due 12/25/46(a)	197,927	110,165
Wells Fargo Mortgage Backed Securities Trust 3.105%, due 09/25/34(a)	1,551,594	1,436,218

Total Asset-Backed Securities (Cost $272,327,252)		261,736,085

See accompanying notes to financial statements.

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PIMCO Inflation Protected Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 36.6%
Airlines - 0.1%
Southwest Airlines Co. 5.125%, due 03/01/17	$1,000,000	$961,193

Capital Markets - 6.3%
Bear Stearns Cos., Inc. 0.444%, due 11/28/11(a)	1,000,000	996,886
0.471%, due 02/01/12(a)	4,240,000	4,220,212
5.350%, due 02/01/12	6,305,000	6,702,827
6.950%, due 08/10/12	5,050,000	5,645,637
Goldman Sachs Group, Inc. (The) 0.551%, due 06/28/10(a)	4,400,000	4,407,014
6.600%, due 01/15/12	1,400,000	1,522,723
Series MTN 0.351%, due 06/28/10(a)	800,000	800,456
Lehman Brothers Holdings, Inc. 0.000% due 12/23/08(c)	6,300,000	1,260,000
0.026% due 11/24/08(c)	300,000	60,000
6.200%, due 09/26/14(c)	700,000	140,000
7.000%, due 09/27/27(c)	400,000	80,000
Merrill Lynch & Co., Inc. 2.523%, due 05/12/10(a)	6,800,000	6,856,080
Series C 0.485%, due 06/05/12(a)	5,300,000	5,145,320
Series MTN 0.481%, due 11/01/11(a)	7,100,000	6,973,080
Series MTN 6.050%, due 08/15/12	15,100,000	16,185,403
Morgan Stanley 0.534%, due 01/18/11(a)	4,000,000	3,982,032
6.750%, due 04/15/11	14,800,000	15,685,188
0.603%, due 06/20/12(a)	32,200,000	32,542,994
Series EMTN 1.048%, due 03/01/13(a)(e)	2,600,000	3,550,370
Series GMTN 0.584%, due 01/09/14(a)	8,925,000	8,529,569
Series MTN 0.534%, due 01/09/12(a)	11,340,000	11,217,211

		136,503,002

Chemicals - 0.5%
Dow Chemical Co. (The)
2.525%, due 08/08/11(a)	8,940,000	9,101,966
4.850%, due 08/15/12	2,000,000	2,103,212

		11,205,178

Commercial Banks - 13.1%
ANZ National International, Ltd. 6.200%, due 07/19/13(144A)(b)	3,600,000	3,878,611
0.710%, due 08/19/14(144A)(a)(b)	5,000,000	5,051,140

Security Description	Par Amount	Value

Commercial Banks - continued
Bank of Scotland Plc 4.880%, due 04/15/11	$2,800,000	$2,907,805
Barclays Bank Plc 7.434%, due 09/29/49(144A)(a)(b)	700,000	647,500
Citibank N.A. 1.375%, due 08/10/11	11,300,000	11,334,420
Commonwealth Bank of Australia 0.704%, due 07/12/13(144A)(a)(b)	29,700,000	29,629,344
0.751%, due 06/25/14(144A)(a)(b)	7,900,000	7,876,316
0.533%, due 09/17/14(144A)(a)(b)	7,500,000	7,486,845
Dexia Credit Local 0.899%, due 09/23/11(144A)(a)(b)	2,700,000	2,724,551
Export-Import Bank of Korea 0.504%, due 10/04/11(144A)(a)(b)	1,600,000	1,603,203
ING Bank Australia, Ltd. 4.850%, due 06/24/14(a)(e)	800,000	713,858
National Australia Bank, Ltd. 0.725%, due 02/08/10(144A)(a)(b)	11,500,000	11,501,472
5.350%, due 06/12/13(144A)(b)	3,100,000	3,339,283
0.784%, due 07/08/14(144A)(a)(b)	15,500,000	15,529,090
Royal Bank of Scotland Plc
1.450%, due 10/20/11(144A)(b)	24,700,000	24,655,540
0.514%, due 03/30/12(144A)(a)(b)	36,500,000	36,410,319
1.183%, due 04/23/12(a)	800,000	809,607
7.092%, due 10/29/49(a)(d)	500,000	363,725
Societe Financement de l’Economie Francaise
2.125%, due 01/30/12(144A)(b)	800,000	810,592
0.484%, due 07/16/12(144A)(a)(b)	21,500,000	21,634,375
Svenska Handelsbanken AB
1.254%, due 09/14/12(144A)(a)(b)	8,700,000	8,661,816
UBS AG 1.198%, due 05/05/10(a)	11,500,000	11,515,099
1.501%, due 09/29/11(a)	2,600,000	2,594,920
Wachovia Bank National Association 0.327%, due
12/02/10(a)	2,300,000	2,300,619

See accompanying notes to financial statements.

8

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Commercial Banks - continued
Wachovia Corp. 0.414%, due 10/15/11(a)	$3,500,000	$3,462,372
0.413%, due 04/23/12(a)	22,500,000	22,201,222
Series E 0.406%, due 03/01/12(a)	1,700,000	1,681,195
Westpac Banking Corp. 0.444%, due 12/14/12(144A)(a)(b)	43,500,000	43,487,559
0.536%, due 09/10/14(144A)(a)(b)	1,300,000	1,303,726

		286,116,124

Computers & Peripherals - 0.2%
Lexmark International, Inc. 5.900%, due 06/01/13	5,000,000	5,136,300

Consumer Finance - 1.0%
American Express Bank FSB, Series BKNT 0.361%, due 05/29/12(a)	1,400,000	1,364,027
American Express Centurion Bank 0.314%, due 07/13/10(a)	5,000,000	4,991,155
American Express Credit Corp. 1.631%, due 05/27/10(a)	1,700,000	1,707,048
Series B 0.384%, 10/04/10(a)	2,000,000	1,995,158
Series C 0.393%, due 06/16/11(a)	1,400,000	1,381,650
5.875%, due 05/02/13	400,000	429,589
Series MTN 0.351%, due 02/24/12(a)	3,000,000	2,933,463
Ford Motor Credit Co. LLC 7.250%, due 10/25/11	5,800,000	5,859,821
7.800%, due 06/01/12	400,000	404,520

		21,066,431

Diversified Financial Services - 8.8%
American Honda Finance Corp., Series MTN 1.003%, due 06/20/11(144A)(a)(b)	7,340,000	7,323,230
Atlas Reinsurance Plc 4.750%, due 01/10/10(144A)(a)(b)(d)	400,000	573,182
Bank of America Corp. 0.373%, due 08/15/11(a)	500,000	493,532
Citigroup Funding, Inc., Series MTN 1.325%, due 05/07/10(a)	7,000,000	7,016,695
Citigroup, Inc. 6.500%, due 01/18/11	13,200,000	13,806,910
0.361%, due 05/18/11(a)	5,300,000	5,211,214
5.250%, due 02/27/12	4,000,000	4,134,944
0.379%, due 03/16/12(a)	2,000,000	1,928,584
5.300%, due 10/17/12	11,000,000	11,466,565

Security Description	Par Amount	Value

Diversified Financial Services - continued
Countrywide Home Loans, Inc., Series L 4.000%, due 03/22/11	$1,400,000	$1,430,230
General Electric Capital Corp. 0.253%, due 12/21/12(a)	54,400,000	54,468,707
Series G 0.253%, 09/21/12(a)	42,900,000	42,938,310
Green Valley, Ltd. 4.343%, due 01/10/11(144A)(a)(b)(d)	500,000	698,854
HSBC Finance Corp. 0.334%, due 03/12/10(a)	2,600,000	2,598,567
5.700%, due 06/01/11	3,800,000	3,971,258
0.552%, due 04/24/12(a)	1,608,000	1,551,950
0.634%, due 07/19/12(a)	3,932,000	3,794,062
Series MTN 0.485%, due 08/09/11(a)	9,200,000	9,026,313
International Lease Finance Corp. 6.625%, due 11/15/13	1,100,000	886,194
JPMorgan Chase & Co. 0.454%, due 01/17/11(a)	714,000	714,025
5.375%, due 10/01/12	900,000	974,541
Longpoint Re, Ltd. 5.504%, due 05/08/10(144A)(a)(b)	1,400,000	1,405,677
Macquarie Bank, Ltd. 3.300%, due 07/17/14(144A)(b)	7,700,000	7,726,365
Residential Reinsurance 2007, Ltd. 7.506%, due 06/07/10(144A)(a)(b)	1,600,000	1,621,383
Santander Perpetual S.A. Unipersonal 6.671%, due 10/29/49(144A)(a)(b)	3,000,000	2,700,399
TransCapitalInvest, Ltd. 7.700%, due 08/07/13(144A)(b)	2,700,000	2,908,567
Vita Capital II, Ltd. 1.190%, due 01/04/10(144A)(a)(b)	400,000	400,010
Vita Capital III, Ltd. 1.410%, due 01/01/12(144A)(a)(b)	800,000	747,680

		192,517,948

Diversified Telecommunication Services - 1.5%
AT&T, Inc. 0.378%, due 02/05/10(a)	11,200,000	11,202,576
Cellco Partnership/Verizon Wireless Capital LLC 2.869%, due 05/20/11(a)	14,000,000	14,480,970
Telefonica Emisiones SAU 0.609%, due 02/04/13(a)	6,000,000	5,912,088

		31,595,634

Electric Utilities - 0.0%
Public Service Electric & Gas Co. 1.129%, due 03/12/10(a)	900,000	901,346

See accompanying notes to financial statements.

9

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PIMCO Inflation Protected Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Health Care Providers & Services - 0.0%
UnitedHealth Group, Inc. 4.875%, due 02/15/13	$200,000	$209,403

Household Durables - 0.4%
Black & Decker Corp. (The) 8.950%, due 04/15/14	2,000,000	2,366,716
D.R. Horton, Inc. 5.250%, due 02/15/15	7,500,000	7,087,500

		9,454,216

Insurance - 1.4%
Allstate Life Global Funding II 5.375%, due 04/30/13	4,300,000	4,593,634
American International Group, Inc. 8.250%, due 08/15/18	1,700,000	1,598,430
8.175%, due 05/15/58(a)	2,700,000	1,802,250
Foundation Re II, Ltd. 7.023%, due 11/26/10(144A)(a)(b)	1,000,000	991,153
Merna Reinsurance, Ltd. 0.901%, due 07/07/10(144A)(a)(b)	4,000,000	3,924,000
Pricoa Global Funding 1 0.381%, due 06/26/12(144A)(a)(b)	17,300,000	16,761,261

		29,670,728

Machinery - 0.3%
PACCAR, Inc. 1.428%, due 09/14/12(a)	7,300,000	7,398,331

Media - 0.3%
EchoStar DBS Corp. 7.000%, due 10/01/13	6,200,000	6,409,250

Multiline Retail - 0.2%
JC Penney Corp., Inc. 7.950%, due 04/01/17	4,000,000	4,390,000

Paper & Forest Products - 0.5%
Weyerhaeuser Co. 6.750%, due 03/15/12	10,000,000	10,600,140

Pharmaceuticals - 0.5%
GlaxoSmithKline Capital, Inc. 0.898%, due 05/13/10(a)	8,300,000	8,319,579
Roche Holdings, Inc. 2.262%, due 02/25/11(144A)(a)(b)	3,300,000	3,370,716

		11,690,295

Thrifts & Mortgage Finance - 1.5%
Sovereign Bancorp, Inc. 4.900%, due 09/23/10	7,900,000	8,068,634
US Central Credit Union 1.900%, due 10/19/12	12,700,000	12,698,641
Western Corporate Federal Credit Union 1.750%, due 11/02/12	11,600,000	11,550,391

		32,317,666

Total Domestic Bonds & Debt Securities (Cost $802,043,996)		798,143,185

Security Description	Par Amount	Value

Foreign Bonds & Debt Securities - 1.0%
Germany - 1.0%
Bundesrepublik Deutschland 3.750%, due 01/04/15(d) (Cost - $21,610,116)	14,100,000	$21,366,560

U. S. Government & Agency Obligations - 86.4%
Federal Home Loan Mortgage Corp. 0.327%, due 03/09/11(a)	$694,000	695,339
5.500%, due 05/15/16	1,705,331	1,723,796
0.633%, due 03/15/17(a)	329,025	326,976
0.463%, due 02/15/19(a)	12,760,136	12,771,230
0.383%, due 07/15/19-10/15/20(a)	7,726,922	7,624,793
5.000%, due 02/15/20	2,122,753	2,207,514
0.583%, due 12/15/30(a)	287,269	286,505
0.491%, due 08/25/31(a)	108,920	98,880
4.029%, due 01/01/34(a)	240,096	241,192
Federal National Mortgage Assoc. 0.381%, due 08/25/34(a)	255,133	234,704
2.998%, due 11/01/34(a)	2,779,355	2,868,778
4.389%, due 01/01/35(a)	405,967	415,608
3.845%, due 05/25/35(a)	1,639,014	1,626,870
1.031%, due 02/25/36(a)	3,567,016	3,556,611
0.291%, due 12/25/36-07/25/37(a)	4,777,771	4,337,009
0.431%, due 10/27/37(a)	6,400,000	6,080,000
0.581%, due 05/25/42(a)	193,914	175,553
5.950%, due 02/25/44	428,142	458,781
1.832%, due 03/01/44-09/01/44(a)	3,785,853	3,775,302
FHLMC Structured Pass Through Securities 1.744%, due 10/25/44 - 02/25/45(a)	8,639,641	8,192,325
Government National Mortgage Assoc. 0.533%, due 03/20/37(a)	23,300,430	22,858,773
U.S. Treasury Inflation Indexed Bond 2.375%, due 04/15/11-01/15/27	309,950,326	327,914,669
2.000%, due 04/15/12-01/15/26	144,094,209	147,822,702
2.625%, due 07/15/17	90,126,347	99,230,550
1.625%, due 01/15/18	39,623,424	40,623,282
1.375%, due 07/15/18	21,151,906	21,227,926
1.750%, due 01/15/28	80,794,638	77,676,450
3.625%, due 04/15/28	92,097,893	114,064,714
3.875%, due 04/15/29	92,934,400	119,878,127
3.375%, due 04/15/32	2,070,362	2,565,955

See accompanying notes to financial statements.

10

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PIMCO Inflation Protected Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

U. S. Government & Agency Obligations - continued
U.S. Treasury Inflation Indexed Note 3.375%, due 01/15/12	$3,774,002	$4,041,130
3.000%, due 07/15/12	122,837,303	132,222,810
1.875%, due 07/15/13-07/15/15	44,062,896	46,466,579
2.000%, due 01/15/14-01/15/16	415,271,164	439,768,746
0.625%, due 04/15/13	20,147,781	20,512,960
1.250%, due 04/15/14	59,948,314	62,032,477
1.625%, due 01/15/15	30,114,126	31,356,334
2.500%, due 07/15/16-01/15/29	102,132,034	110,010,804
2.125%, due 01/15/19	6,041,100	6,415,835

Total U.S. Government & Agency Obligations (Cost $1,862,879,908)		1,884,388,589

Loan Participation - 0.3%
Chrysler Finco 4.24%, due 08/03/14(a)	6,453,950	6,308,736
Ford Motor Corp. 3.29%, due 12/15/13(a)	919,665	852,332
3.24%, due 12/16/13(a)	56,454	52,321

Total Loan Participation (Cost $7,050,035)		7,213,389

Convertible Preferred Stock - 0.1%
Commercial Banks - 0.1%
Wells Fargo & Co., Series L 7.500% (Cost — $900,000)	900	826,200

Short-Term Investments - 9.9%
Cash Equivalent - 1.4%
Barclays Bank Plc 1.109%, due 03/22/11	27,400,000	27,400,000
Nordea Bank Finland Plc, Series YCD 0.584%, due 10/14/11(a)	2,940,000	2,941,293

		30,341,293

Repurchase Agreements - 8.2%
Barclays Capital, Inc., Repurchase Agreement, dated 12/29/09 at 0.080% to be repurchased at $67,001,936 on 01/11/10 collateralized by $40,684,000 U.S. Treasury Inflation Index Bond at 3.875% due 04/15/29 with a value of $67,001,787	67,000,000	67,000,000

Security Description	Par Amount	Value

Repurchase Agreements - continued
Barclays Capital, Inc., Repurchase Agreement, dated 12/29/09 at 0.050% to be repurchased at $71,000,690 on 01/05/10 collateralized by $52,163,700 U.S. Treasury Bond at 8.125% due 08/15/21 with a value of $71,000,592	$71,000,000	$71,000,000
Barclays Capital, Inc., Repurchase Agreement, dated 12/31/09 at 0.001% to be repurchased at $23,300,026 on 01/04/10 collateralized by $20,912,000 U.S. Treasury Inflation Index Note at 0.875% due 04/15/10 with a value of $23,300,026	23,300,000	23,300,000
JPMorgan Securities, Inc., Repurchase Agreement, dated 12/31/09 at 0.000% to be repurchased at $1,000,000 on 01/04/10 collateralized by $973,300 U.S. Treasury Note at 3.125% due 08/31/13 with a value of $999,998	1,000,000	1,000,000
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $2,480,393 on 01/04/10 collateralized by $2,530,000 Federal Home Loan Mortgage Corp. at 0.065% due 02/01/10 with a value of $2,530,000.	2,480,392	2,480,392
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $5,381,706 on 01/04/10 collateralized by $5,510,000 Federal Home Loan Bank at 1.550% due 06/15/12 with a value of $5,489,338.	5,381,704	5,381,704
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $671,692 on 01/04/10 collateralized by $675,000 Federal National Mortgage Association at 3.250% due 02/11/14 with a value of $685,125.	671,691	671,691

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - continued
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $6,746,217 on 01/04/10 collateralized by $6,765,000 Federal National Mortgage Association at 2.750% due 03/13/14 with a value of $6,883,388.	$6,746,213	$6,746,213

		177,580,000

U.S. Government & Agency Discount Notes - 0.3%
U.S. Treasury Bill 0.032%, due 03/18/10(f)(g)	890,000	889,940
0.040%, due 03/18/10(f)(g)	1,110,000	1,109,906
0.050%, due 03/18/10(f)(g)	300,000	299,968
0.035%, due 03/25/10(f)(g)	380,000	379,969
0.040%, due 03/25/10(f)(g)	722,000	721,934
0.060%, due 03/25/10(f)(g)	500,000	499,931
0.065%, due 03/25/10(f)(g)	610,000	609,909
0.048%, due 04/01/10(f)(g)	710,000	709,915
0.097%, due 04/01/10(f)(g)	660,000	659,839
0.178%, due 04/01/10(f)(g)	1,405,000	1,404,376

		7,285,687

Total Short-Term Investments (Cost $215,206,980)		215,206,980

Total Investments - 146.6% (Cost $3,188,734,773)		3,195,161,511

Other Assets and Liabilities (net) - (46.6)%		(1,015,023,539)

Net Assets - 100.0%		$2,180,137,972

(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(b)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Par shown in Euro Currency. Value is shown in USD.
(e)	Par shown in Australian Dollar. Value is shown in USD.
(f)	Zero coupon bond - Interest rate represents current yield to maturity.
(g)	Security or a portion of the security was pledged to cover margin requirements for future contracts. At the period end, the value of the securities pledged amounted to $7,285,687.

AMBAC - Ambac Indemnity Corporation

Credit Composition as of December 31, 2009 (Unaudited)

Portfolio Composition by Credit Quality	Percent of Portfolio
AAA/Government/Government Agency	83.6%
AA	3.9
A	8.7
BBB	1.9
BB	0.8
Below B	0.5
Equities/Other	0.6

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Municipals	$—	$6,280,523	$—	$6,280,523
Asset-Backed Securities	—	261,736,085	—	261,736,085
Total Domestic Bonds & Debt Securities*	—	798,143,185	—	798,143,185
Total Foreign Bonds & Debt Securities*	—	21,366,560	—	21,366,560
U.S. Government & Agency Obligations	—	1,878,308,589	6,080,000	1,884,388,589
Loan Participation	—	7,213,389	—	7,213,389
Total Convertible Preferred Stock*	826,200	—	—	826,200
Short-Term Investments
Cash Equivalent	—	30,341,293	—	30,341,293
Repurchase Agreements	—	177,580,000	—	177,580,000
U.S. Government & Agency Discount Notes	—	7,285,687	—	7,285,687
Total Short-Term Investments	—	215,206,980	—	215,206,980
TOTAL INVESTMENTS	$826,200	$3,188,255,311	$6,080,000	$3,195,161,511

	Level 1		Level 2		Level 3		Total
	Asset	Liability	Asset	Liability	Asset	Liability
Forward Contracts**	$—	$—	$1,698,156	$(1,468,680)	$—	$—	$229,476
Futures Contracts**	3,476,581	(328,421)	—	—	—	—	3,148,160
Swap Contracts**	—	—	5,806,093	(4,089,660)	—	—	1,716,433
Written Option Contracts**	—	(220,953)	—	(3,620,194)	—	—	(3,841,147)

*	See Portfolio of Investments for additional detailed categorizations.
**	Derivative Instruments such as forwards, futures contracts and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument. Written options are presented at value.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Change in Unrealized Appreciation/ (Depreciation)	Net Transfers in to Level 3	Balance as of December 31, 2009
U.S. Government & Agency Obligations	$—	$636,096	$5,443,904	$6,080,000
Total	$—	$636,096	$5,443,904	$6,080,000

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$3,017,581,511
Repurchase Agreements	177,580,000
Cash	1,000,595
Cash denominated in foreign currencies (b)	3,145,114
Receivable for investments sold	138,026,748
Receivable for shares sold	1,959,951
Interest receivable	17,344,083
Swap interest receivable	32,500
Swap premium paid	3,308,198
Unrealized appreciation on swap contracts	5,806,093
Unrealized appreciation on forward foreign currency exchange contracts	1,698,156
Other assets	2,408

Total assets	3,367,485,357

Liabilities
Payables for:
Investments purchased	1,167,656,836
Payable for cash collateral	7,564,696
Shares redeemed	221,059
Variation margin on financial futures contracts	125,838
Unrealized depreciation on forward foreign currency exchange contracts	1,468,680
Unrealized depreciation on swap contracts	4,089,660
Outstanding written options (c)	3,841,147
Swap interest payable	91,474
Swap premium received	1,095,129
Accrued expenses:
Management fees	879,495
Distribution and service fees - Class B	203,955
Distribution and service fees - Class E	6,147
Administration fees	11,753
Custodian and accounting fees	17,591
Other expenses	73,925

Total liabilities	1,187,347,385

Net Assets	$2,180,137,972

Net Assets Represented by
Paid in surplus	$2,089,352,302
Accumulated net realized gain	17,290,916
Unrealized appreciation on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	11,034,994
Undistributed net investment income	62,459,760

Net Assets	$2,180,137,972

Net Assets
Class A	$1,160,257,654

Class B	971,400,917

Class E	48,479,401

Capital Shares Outstanding
Class A	103,870,610

Class B	87,288,419

Class E	4,355,817

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.17

Class B	11.13

Class E	11.13

(a)	Identified cost of investments, excluding repurchase agreements, was $3,011,154,773.
(b)	Identified cost of cash denominated in foreign currencies was $3,196,826.
(c)	Premiums received on written options were $4,142,662.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$63,531
Interest	57,588,971

Total investment income	57,652,502

Expenses
Management fees	8,435,437
Administration fees	127,782
Custodian and accounting fees	213,615
Distribution and service fees - Class B	1,814,884
Distribution and service fees - Class E	64,267
Audit and tax services	70,696
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	225,811
Insurance	23,660
Miscellaneous	14,486

Total expenses	11,049,752

Net investment income	46,602,750

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options Contracts, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	199,872,202
Futures contracts	37,825,724
Written options contracts	2,745,744
Swap contracts	(33,267,980)
Foreign currency transactions	(6,850,566)

Net realized gain on investments, futures contracts, written options contracts, swaps contracts and foreign currency transactions	200,325,124

Net change in unrealized appreciation (depreciation) on:
Investments	10,558,214
Futures contracts	(34,853,034)
Written options contracts	2,485,741
Forward sales commitments	11,615
Swap contracts	49,657,815
Foreign currency transactions	6,527,079

Net change in unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swaps contracts and foreign currency transactions	34,387,430

Net realized and unrealized gain on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	234,712,554

Net Increase in Net Assets from Operations	$281,315,304

(a)	Net of foreign withholding taxes of $5,972.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$46,602,750	$55,960,869
Net realized gain (loss) on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	200,325,124	(132,105,270)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	34,387,430	(59,336,294)

Net increase (decrease) in net assets resulting from operations	281,315,304	(135,480,695)

Distributions to Shareholders
From net investment income
Class A	(34,784,871)	(35,085,881)
Class B	(23,506,074)	(19,856,826)
Class E	(1,585,313)	(1,391,966)
From net realized gains
Class A	—	(1,852,515)
Class B	—	(1,097,413)
Class E	—	(73,870)

Net decrease in net assets resulting from distributions	(59,876,258)	(59,358,471)

Capital Share Transactions
Proceeds from shares sold
Class A	408,959,688	382,731,082
Class B	413,718,552	425,874,848
Class E	12,923,748	58,901,566
Net asset value of shares issued through dividend reinvestment
Class A	34,784,871	36,938,396
Class B	23,506,074	20,954,239
Class E	1,585,313	1,465,836
Cost of shares repurchased
Class A	(233,307,098)	(341,573,326)
Class B	(99,584,091)	(228,554,164)
Class E	(10,287,145)	(21,806,980)

Net increase in net assets from capital share transactions	552,299,912	334,931,497

Net Increase in Net Assets	773,738,958	140,092,331
Net assets at beginning of period	1,406,399,014	1,266,306,683

Net assets at end of period	$2,180,137,972	$1,406,399,014

Undistributed net investment income at end of period	$62,459,760	$59,384,103

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.84	$10.98	$10.08	$10.78	$10.64

Income (Loss) from Investment Operations
Net investment income(a)	0.29	0.40	0.49	0.43	0.31
Net realized/unrealized gain (loss) on investments	1.46	(1.09)	0.65	(0.40)	(0.15)

Total from investment operations	1.75	(0.69)	1.14	0.03	0.16

Less Distributions
Dividends from net investment income	(0.42)	(0.43)	(0.24)	(0.43)	—
Distributions from net realized capital gains	—	(0.02)	—	(0.30)	(0.02)

Total distributions	(0.42)	(0.45)	(0.24)	(0.73)	(0.02)

Net Asset Value, End of Period	$11.17	$9.84	$10.98	$10.08	$10.78

Total Return	18.37%	(6.88)%	11.08%	0.65%	1.48%
Ratio of expenses to average net assets after reimbursement	0.53%	0.53%	0.55%	0.58%	0.55%
Ratio of expenses to average net assets before reimbursement and rebates	0.53%	0.53%	0.55%	0.58%	N/A
Ratio of net investment income to average net assets	2.78%	3.74%	4.78%	4.21%	2.85%
Portfolio turnover rate	667.7%	1,143.3%	945.3%	851.3%	1,228.7%
Net assets, end of period (in millions)	$1,160.3	$824.7	$857.5	$885.5	$585.8

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.80	$10.96	$10.06	$10.76	$10.63

Income (Loss) from Investment Operations
Net investment income(a)	0.27	0.37	0.46	0.40	0.27
Net realized/unrealized gain (loss) on investments	1.45	(1.10)	0.66	(0.41)	(0.12)

Total from investment operations	1.72	(0.73)	1.12	(0.01)	0.15

Less Distributions
Dividends from net investment income	(0.39)	(0.41)	(0.22)	(0.39)	—
Distributions from net realized capital gains	—	(0.02)	—	(0.30)	(0.02)

Total distributions	(0.39)	(0.43)	(0.22)	(0.69)	(0.02)

Net Asset Value, End of Period	$11.13	$9.80	$10.96	$10.06	$10.76

Total Return	18.05%	(7.06)%	10.80%	0.39%	1.39%
Ratio of expenses to average net assets after reimbursement	0.78%	0.78%	0.80%	0.82%	0.80%
Ratio of expenses to average net assets before reimbursement and rebates	0.78%	0.78%	0.80%	0.82%	N/A
Ratio of net investment income to average net assets	2.55%	3.44%	4.52%	3.93%	2.52%
Portfolio turnover rate	667.7%	1,143.3%	945.3%	851.3%	1,228.7%
Net assets, end of period (in millions)	$971.4	$542.9	$401.6	$367.0	$385.4

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$9.80	$10.96	$10.06	$9.92

Income (Loss) from Investment Operations
Net investment income(a)	0.28	0.37	0.48	0.29
Net realized/unrealized gain (loss) on investments	1.45	(1.09)	0.65	(0.15)

Total from investment operations	1.73	(0.72)	1.13	0.14

Less Distributions
Dividends from net investment income	(0.40)	(0.42)	(0.23)	—
Distributions from net realized capital gains	—	(0.02)	—	—

Total distributions	(0.40)	(0.44)	(0.23)	—

Net Asset Value, End of Period	$11.13	$9.80	$10.96	$10.06

Total Return	18.15%	(6.92)%	10.93%	1.41%
Ratio of expenses to average net assets after reimbursement	0.68%	0.68%	0.71%	0.75	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.68%	0.68%	0.71%	0.75	%*
Ratio of net investment income to average net assets	2.63%	3.47%	4.63%	4.23	%*
Portfolio turnover rate	667.7%	1,143.3%	945.3%	851.3%
Net assets, end of period (in millions)	$48.5	$38.8	$7.3	$3.3

*	Annualized
N/A	Not Applicable
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.

See accompanying notes to financial statements.

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PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

The Portfolio may enter into reverse repurchase agreements with broker-dealers and other financial institutions, under which it sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio will earmark, or establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Forward Commitments, When-Issued and Delayed Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value on the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held at year end are included in the Portfolio’s Portfolio of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pacific Investment Management Company LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$8,435,437	0.50%	First $1.2 Billion

	0.45%	Over $1.2 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	83,843,735	39,438,293	3,475,012	(22,886,430)	20,026,875	103,870,610
12/31/2008	78,065,795	34,924,889	3,376,453	(32,523,402)	5,777,940	83,843,735

Class B

12/31/2009	55,385,444	39,075,446	2,352,960	(9,525,431)	31,902,975	87,288,419
12/31/2008	36,654,339	38,712,122	1,918,886	(21,899,903)	18,731,105	55,385,444

Class E

12/31/2009	3,962,243	1,224,756	158,849	(990,031)	393,574	4,355,817
12/31/2008	662,072	5,285,639	134,357	(2,119,825)	3,300,171	3,962,243

The Portfolio is authorized to issue an unlimited number of shares.

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Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$16,890,684,184	$1,368,078,882	$17,246,308,114	$747,103,681

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$3,229,098,449	$55,415,775	$(89,352,713)	$(33,936,938)

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates, or to enhance returns. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

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Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Interest Rate Swaps - The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by maintaining a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swaps - The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of

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Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which a Portfolio is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

At December 31, 2009, the Portfolio had following derivatives, grouped into appropriate risk categories:

	Asset Derivatives & Liability Derivatives—Fair Value
Risk Exposure

Interest Rate	Unrealized appreciation on swap contracts	$5,567,640	Unrealized depreciation on swap contracts	$(446,656)

	Unrealized appreciation on futures contracts*	3,476,581	Unrealized depreciation on futures contracts*	(328,421)

			Outstanding written options	(3,841,147)

Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,698,156	Unrealized depreciation on forward foreign currency exchange contracts	(1,468,680)

Credit	Unrealized appreciation on swap contracts	238,453	Unrealized depreciation on swap contracts	(3,643,004)

Total		$10,980,830		$(9,727,908)

* Includes cumulative appreciation/depreciation of futures contracts as reported in notes to financial statements. Only the current day’s variation margin is reported within the Statement of Asset and Liabilities.

24

MET INVESTORS SERIES TRUST

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Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Risk Exposure
Location Statement of Operations—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Credit	Total

Investments	$(81,740)	$—	$—	$(81,740)

Futures contracts	37,825,724	—	—	37,825,724

Swap contracts	(37,615,165)	—	4,347,185	(33,267,980)

Foreign currency transactions	—	(4,714,466)	—	(4,714,466)

Written options contracts	2,745,744	—	—	2,745,744

	$2,874,563	$(4,714,466)	$4,347,185	$2,507,282

Location Statement of Operations—Net Change in Unrealized Gain (Loss)	Interest Rate	Foreign Exchange	Credit	Total

Investments	$22,950	$—	$—	$22,950

Futures contracts	(34,855,967)	—	—	(34,855,967)

Swap contracts	56,068,043	—	(6,410,228)	49,657,815

Foreign currency transactions	—	5,825,591	—	5,825,591

Written options contracts	2,485,741	—	—	2,485,741

	$23,720,767	$5,825,591	$(6,410,228)	$23,136,130

For the year ended December 31, 2009, the average per contract outstanding for each derivative type was as follows:

Average Number of Contracts, Nominal Amounts or Shares/Units*	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Credit Risk	Total

Options Written(b)	(272,186,881)	—	—	—	(272,186,881)

Swaps Contracts(b)	—	—	200,850,000	61,479,500	262,329,500

Futures Contracts(a)	—	—	2,436	—	2,436

Foreign Currency Transactions(b)	—	129,418,700	—	—	129,418,700

(a) Amount(s) represent(s) average number of contracts or number of Shares/Units.

(b) Amount(s) represent(s) average notional amounts.

25

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Futures Contracts

The futures contracts outstanding as of December 31, 2009 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long*	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Unrealized Appreciation/ (Depreciation)

3 Month Euribor Futures	06/14/2010	116	$40,899,666	$41,100,951	$201,285

3 Month Sterling Futures	06/16/2010	291	57,655,315	58,206,773	551,458

90 Day Euro Dollar Futures	03/15/2010	1,269	313,999,288	316,123,763	2,124,475

90 Day Euro Dollar Futures	06/14/2010	1,055	261,357,137	261,956,500	599,363

German Euro Bund Futures	03/08/2010	4	704,087	694,856	(9,231)

German Euro Bobl Futures	03/08/2010	224	34,455,486	34,136,296	(319,190)

Net Unrealized Appreciation					$3,148,160

8. Options Written

The option contracts outstanding as of December 31, 2009 and the description and unrealized appreciation (depreciation) were as follows:

Over the Counter Options Written - Calls*	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2009	Unrealized Appreciation/ Depreciation

IRO USD 7 Year Swaption 2.75	Morgan Stanley Capital Services, Inc.	04/19/2010	(18,200,000)	$(151,060)	$(18,398)	$132,662

IRO USD 7 Year Swaption 2.8	Morgan Stanley Capital Services, Inc.	02/17/2010	(34,000,000)	(193,800)	(3,526)	190,274

IRO USD 10 Year Swaption 3.25	Morgan Stanley Capital Services, Inc.	02/17/2010	(20,100,000)	(200,485)	(6,468)	194,017

IRO USD 10 Year Swaption 3.25	Deutsche Bank Securities, Inc.	04/19/2010	(53,900,000)	(590,300)	(98,206)	492,094

Exchange Traded Option Written - Calls*

U.S. Treasury Note 10 Year Future 119		01/22/2010	(33)	(5,543)	(1,031)	4,512

U.S. Treasury Note 10 Year Future 120		02/19/2010	(181)	(67,422)	(8,484)	58,938

Over the Counter Options Written - Puts*

IRO USD 5 Year Swaption 5.5	Deutsche Bank Securities, Inc.	08/31/2010	(45,000,000)	(484,850)	(116,289)	368,561

IRO USD 7 Year Swaption 3.5	Goldman Sachs & Co.	02/17/2010	(58,500,000)	(310,050)	(873,627)	(563,577)

IRO USD 7 Year Swaption 5.365	Goldman Sachs & Co.	09/20/2010	(14,000,000)	(450,100)	(98,819)	351,281

IRO USD 7 Year Swaption 5.365	Morgan Stanley Co., Inc.	09/20/2010	(14,000,000)	(117,600)	(98,819)	18,781

IRO USD 7 Year Swaption 6	JPMorgan Securities, Inc.	08/31/2010	(7,000,000)	(58,064)	(20,721)	37,343

IRO USD 7 Year Swaption 6	Deutsche Bank Securities, Inc.	08/31/2010	(15,000,000)	(117,580)	(44,401)	73,179

IRO USD 10 Year Swaption 4.25	Morgan Stanley Capital Services, Inc.	04/19/2010	(36,600,000)	(578,280)	(693,921)	(115,641)

IRO USD 10 Year Swaption 4.25	Deutsche Bank Securities, Inc.	04/19/2010	(53,900,000)	(531,513)	(1,021,923)	(490,410)

IRO USD 10 Year Swaption 4	Morgan Stanley Capital Services, Inc.	02/17/2010	(19,700,000)	(93,783)	(325,192)	(231,409)

26

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Written Option - Continued

Over the Counter Options Written - Puts*	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2009	Unrealized Appreciation/ Depreciation

IRO USD 10 Year Swaption 4	Morgan Stanley Capital Services, Inc.	04/19/2010	(18,200,000)	$(78,260)	$(199,883)	$(121,623)

Exchange Traded Options Written - Puts*

U.S. Treasury Note 10 Year Future 115		02/19/2010	(181)	(98,532)	(175,344)	(76,812)

U.S. Treasury Note 10 Year Future 116		01/22/2010	(33)	(15,440)	(36,095)	(20,655)

Net Unrealized Appreciation				$(4,142,662)	$(3,841,147)	$301,515

The Portfolio transactions in options written during the period ended December 31, 2009 were as follows:

Call Options	Number of Contracts	Premium received

Options outstanding December 31, 2008	27,900,000	$742,000

Options written	212,400,944	1,716,529

Options closed	(54,900,000)	(916,825)

Options expired	(59,200,730)	(333,092)

Options outstanding December 31, 2009	126,200,214	$1,208,612

Put Options	Number of Contracts	Premium received

Options outstanding December 31, 2008	17,600,099	$501,060

Options written	754,801,379	6,340,955

Options closed	(53,900,000)	(338,686)

Options expired	(436,601,264)	(3,569,279)

Options outstanding December 31, 2009	281,900,214	$2,934,050

9. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/2/2010	Deutsche Bank Securities, Inc.	2,610,624	BRL	$1,488,364	$1,356,520	$131,844

2/2/2010	Citibank	366,000	BRL	208,663	200,000	8,663

3/29/2010	HSBC Bank Plc	4,547,441	CNY	666,664	672,400	(5,736)

3/29/2010	Citibank	4,725,924	CNY	692,830	699,619	(6,789)

3/29/2010	Deutsche Bank Securities, Inc.	9,252,768	CNY	1,356,475	1,372,000	(15,525)

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PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

3/29/2010	Deutsche Bank Securities, Inc.	3,159,882	CNY	$463,245	$468,200	$(4,955)

3/29/2010	JPMorgan Securities, Inc.	42,500	CNY	6,231	6,288	(57)

3/29/2010	Barclay’s Capital Plc	664,700	CNY	97,446	98,372	(926)

3/29/2010	Deutsche Bank Securities, Inc.	5,374	CNY	788	794	(6)

3/29/2010	Deutsche Bank Securities, Inc.	21,743,796	CNY	3,187,685	3,214,161	(26,476)

6/7/2010	Deutsche Bank Securities, Inc.	37,355,024	CNY	5,482,287	5,513,657	(31,370)

11/17/2010	Deutsche Bank Securities, Inc.	2,363,128	CNY	348,589	356,000	(7,411)

11/17/2010	Citibank	9,399,670	CNY	1,386,563	1,417,000	(30,437)

11/17/2010	Deutsche Bank Securities, Inc.	9,239,769	CNY	1,362,976	1,393,000	(30,024)

11/17/2010	Morgan Stanley Co., Inc	4,776,752	CNY	704,628	722,000	(17,372)

11/17/2010	Morgan Stanley Co., Inc	4,778,196	CNY	704,841	722,000	(17,159)

11/17/2010	Deutsche Bank Securities, Inc.	7,663,644	CNY	1,130,478	1,158,000	(27,522)

11/17/2010	Deutsche Bank Securities, Inc.	4,998,355	CNY	737,317	755,267	(17,950)

1/14/2010	JPMorgan Securities, Inc.	1,540,570,000	JPY	16,550,028	17,468,979	(918,951)

1/14/2010	JPMorgan Securities, Inc.	273,413,000	JPY	2,937,220	3,046,076	(108,856)

2/11/2010	Citibank	3,859,520,000	KRW	3,310,650	3,200,000	110,650

2/11/2010	Deutsche Bank Securities, Inc.	2,450,570,000	KRW	2,102,069	2,050,000	52,069

2/11/2010	JPMorgan Securities, Inc.	2,441,550,000	KRW	2,094,332	2,050,000	44,332

2/11/2010	Deutsche Bank Securities, Inc.	2,114,100,000	KRW	1,813,450	1,800,000	13,450

2/11/2010	Citibank	2,108,160,000	KRW	1,808,354	1,800,000	8,354

2/11/2010	Citibank	469,107,000	KRW	402,394	397,615	4,779

2/11/2010	Citibank	470,296,000	KRW	403,414	398,286	5,128

7/28/2010	Deutsche Bank Securities, Inc.	1,683,920,000	KRW	1,434,099	1,400,000	34,099

7/28/2010	Deutsche Bank Securities, Inc.	246,914,910	KRW	210,284	206,918	3,366

7/28/2010	Deutsche Bank Securities, Inc.	265,640,503	KRW	226,231	225,157	1,074

7/28/2010	Morgan Stanley Co., Inc	441,624,000	KRW	376,106	373,419	2,687

7/28/2010	JPMorgan Securities, Inc.	3,798,400,000	KRW	3,234,883	3,200,000	34,883

8/27/2010	Morgan Stanley Co., Inc	1,057,076,000	KRW	899,494	897,881	1,613

11/12/2010	Citibank	735,241,587	KRW	623,639	629,622	(5,983)

4/22/2010	JPMorgan Securities, Inc.	189,970,200	MXN	14,359,530	14,302,831	56,699

4/22/2010	UBS AG	31,924,682	MXN	2,413,133	2,356,413	56,720

4/22/2010	Deutsche Bank Securities, Inc.	26,226,000	MXN	1,982,380	2,000,000	(17,620)

2/12/2010	Citibank	515	MYR	150	145	5

2/12/2010	Deutsche Bank Securities, Inc.	1,000	MYR	292	298	(6)

2/12/2010	Deutsche Bank Securities, Inc.	9,596	MYR	2,798	2,841	(43)

2/11/2010	Citibank	11,823,840	SGD	8,419,294	8,500,000	(80,706)

2/11/2010	Morgan Stanley Co., Inc	8,092,549	SGD	5,762,387	5,800,000	(37,613)

						$(839,078)

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PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Forward Foreign Currency Exchange Contracts - continued

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

1/11/2010	Citibank	3,977,000	AUD	$3,567,969	$3,678,586	$110,617

3/23/2010	JPMorgan Securities, Inc.	1,032,000	CHF	997,028	993,238	(3,790)

3/29/2010	Deutsche Bank Securities, Inc.	2,416,172	CNY	354,216	356,000	1,784

3/29/2010	Citibank	9,615,054	CNY	1,409,586	1,417,000	7,414

3/29/2010	Deutsche Bank Securities, Inc.	9,457,077	CNY	1,386,427	1,393,000	6,573

3/29/2010	Morgan Stanley Co., Inc	4,898,048	CNY	718,064	722,000	3,936

3/29/2010	Morgan Stanley Co., Inc	4,899,492	CNY	718,276	722,000	3,724

3/29/2010	Deutsche Bank Securities, Inc.	7,858,188	CNY	1,152,026	1,158,000	5,974

3/29/2010	Deutsche Bank Securities, Inc.	4,998,355	CNY	732,769	736,569	3,800

1/26/2010	Deutsche Bank Securities, Inc.	8,974,000	EUR	12,863,027	12,835,467	(27,560)

1/26/2010	JPMorgan Securities, Inc.	6,550,000	EUR	9,388,548	9,360,710	(27,838)

3/17/2010	Goldman Sachs & Co.	8,063,000	EUR	11,556,052	11,711,951	155,899

1/13/2010	JPMorgan Securities, Inc.	1,254,000	GBP	2,026,809	2,085,568	58,759

1/25/2010	JPMorgan Securities, Inc.	1,811,748,000	JPY	19,464,350	20,233,612	769,262

						$1,068,554

AUD - Australian Dollar

BRL - Brazilian Real

CHF - Swiss Franc

CNY - China Yuan Renminbi

EUR - Euro Dollar

GBP - Great Britain Pound

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

SGD - Singapore Dollar

10. Swap Agreements

Open interest rate swap agreements at December 31, 2009 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Pay	France CPI EX Tobacco	2.352%	10/17/2016	JPMorgan Securities, Inc.	EUR	2,100,000	$(45,568)	$—	$(45,568)

Pay	France CPI EX Tobacco	2.261%	7/14/2011	JPMorgan Securities, Inc.	EUR	82,600,000	5,537,296	—	5,537,296

Receive	Brazil CETIP	10.115%	1/2/2012	Morgan Stanley Capital Services, Inc.	BRL	66,200,000	(1,488,957)	(1,087,869)	(401,088)

Receive	Brazil CETIP	12.540%	1/2/2012	Morgan Stanley Capital Services, Inc.	BRL	2,500,000	23,084	(7,260)	30,344

							$4,025,855	$(1,095,129)	$5,120,984

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Notes to Financial Statements—December 31, 2009—(Continued)

10. Swap Agreements - continued

Open credit default swap agreements at December 31, 2009 were as follows:

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection(1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2009(2)	Notional Amount(3)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Black and Decker Corp. (The) 8.950%, due 04/15/2014	(2.200%)	6/20/2014	Citibank	0.276%	$2,000,000	$(170,463)	$—	$(170,463)

Echostar DBS Corp. 6.625%, due 10/01/2014	(3.650%)	12/20/2013	Citibank	1.921%	6,200,000	(385,970)	—	(385,970)

International Lease Finance Corp. 6.625%, due 11/15/2013	(1.530%)	12/20/2013	JPMorgan Chase Bank, N.A.	8.738%	1,100,000	234,155	—	234,155

Lexmark International, Inc. 5.900%, due 06/01/2013	(1.170%)	6/20/2013	JPMorgan Chase Bank, N.A.	1.158%	5,000,000	(2,834)	—	(2,834)

Southwest Airlines Co. 5.125%, due 03/01/2017	(1.320%)	3/20/2017	Bank of America, N.A.	1.363%	1,000,000	(1,062)	—	(1,062)

JC Penney Co., Inc. 1.000%, due 06/20/2017	(1.000%)	6/20/2017	Deutsche Bank Securities, Inc.	1.463%	4,400,000	134,946	283,506	(148,560)

Weyerhaeuser Co. 1.000%, due 03/20/2012	(1.000%)	3/20/2012	Goldman Sachs International	1.158%	5,000,000	9,760	63,125	(53,365)

D.R. Horton, Inc. 1.000%, due 03/20/2015	(1.000%)	3/20/2015	JPMorgan Chase Bank, N.A.	2.229%	7,500,000	407,441	403,143	4,298

Weyerhaeuser Co. 1.000%, due 03/20/2012	(1.000%)	3/20/2012	JPMorgan Chase Bank, N.A.	1.158%	5,000,000	9,761	63,076	(53,315)

						$235,734	$812,850	$(577,116)

Credit Default Swaps on Indexes - Buy Protection(1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2009(2)	Notional Amount(3)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

CDX.NA.HY.12	(5.000%)	6/20/2014	Deutsche Bank Securities, Inc.	4.787%	33,276,000	(228,714)	1,729,776	(1,958,490)

CDX.NA.HY.12	(5.000%)	6/20/2014	Goldman Sachs International	4.787%	7,614,000	(52,333)	366,424	(418,757)

CDX.NA.HY.12	(5.000%)	6/20/2014	Morgan Stanley Capital Services, Inc.	4.787%	7,426,000	(51,040)	399,148	(450,188)

						$(332,087)	$2,495,348	$(2,827,435)

BRL - Brazilian Real

EUR - Euro Dollar

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issuer or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payment required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occuring as defined under the terms of agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

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Notes to Financial Statements—December 31, 2009—(Continued)

11. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

13. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$59,876,258	$59,358,471	$—	$—	$59,876,258	$59,358,471

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$113,621,826	$6,374,669	$(29,203,306)	$—	90,793,189

14. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

15. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Inflation Protected Bond Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the PIMCO Inflation Protected Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the PIMCO Inflation Protected Bond Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended July 31, 2009. The Board also noted that the Portfolio underperformed its Lipper Index for the one- and three-year periods and outperformed its Lipper Index for the five-year period. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one- and three-year periods, and slightly underperformed for the five-year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group in which the Portfolio is placed in the Lipper report and the Portfolio’s improved more recent performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

37

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and that total expenses were below the Expense Group median. The Board further noted that the Portfolio’s contractual management fees were slightly above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account the relatively small range in expense ratios among the funds in the peer group. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

38

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

39

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Met Investors Series Trust PIMCO Total Return Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the PIMCO Total Return Portfolio had a return of 18.39%, 18.03% and 18.21% for Class A, B and E Shares, respectively, versus 5.93% for its benchmark, the Barclays Capital U.S. Aggregate Index1.

Market Environment / Conditions

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose in the fourth quarter and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93% for 2009.

Initiatives such as the Federal Reserve’s (Fed’s) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short term rates near zero, and government support for consumer finance markets were major factors behind enhanced stability. The U.S. economy expanded in the third quarter and was expected to do so again in the final quarter amid a modest recovery in consumer spending and a slower rate of inventory drawdown by businesses.

A striking feature of the U.S. economy as the year drew to a close was the record steepness in the Treasury yield curve. This steepening also occurred in government yield curves of other major developed economies. Additionally, corporate bonds, mortgages and asset-backed securities (MBS and ABS) gained and Treasuries fell during 2009 as government policies helped push investors out of cash and toward higher yielding, riskier assets.

Portfolio Review / Current Positioning

An overweight to Agency MBS during the year, which enjoyed a powerful rally for all of 2009, was positive for performance as the success of the Federal Reserve’s MBS Purchase program drove yield premiums to their tightest levels ever. An overweight to non-Agency mortgage securities and high quality consumer ABS added to annual performance as these bonds also rallied amid strong government policy support. Corporate bonds, especially an overweight to bonds of financial companies and high yield credits, added to performance over the year and were among the best performing fixed income assets for all of 2009. Municipal bonds were also strong performers in 2009, and also added to annual performance. Municipal yield ratios relative to Treasuries moved closer to historical averages after widening dramatically last year. Additionally, exposure to Treasury Inflation Protected Securities (TIPS) during 2009 added to annual performance as real yields outperformed their nominal counterparts during the year. An allocation to emerging market (EM) bonds was also positive for performance in 2009, as EM bonds denominated both in U.S. dollars and local EM currencies delivered returns in excess of 20 percent in 2009. Lastly, an overweight to duration in the U.S. detracted from returns over the year as the U.S. Treasury market lagged most other developed bond markets in 2009.

The Portfolio favors high-quality, non-Treasury assets. With regard to duration positioning; the Portfolio is modestly overweight duration, with an emphasis on intermediate maturity European interest rates. This exposure currently offers relatively attractive yields with lower potential volatility than a comparable U.S. position.

The Portfolio is modestly underweight Agency mortgages, which currently trade near their most expensive levels ever. Better opportunities to own these securities could arise as the Fed’s mortgage purchase program ends in March. The Portfolio also has less of an emphasis on high-grade corporate sectors as in previous periods, but retains holdings in select sectors where we see value, such as telecom, utilities, energy and better capitalized financial institutions. Additionally, the Portfolio has exposure to the municipal sector, as PIMCO favors Build America Bonds, and believes new issue supply should help create favorable valuations for purchases, as well as modest exposure to high quality emerging market credits that have low levels of debt relative to the size of their economies.

William H. Gross, CFA

Managing Director, Co-Chief Investment Officer

Pacific Investment Management Company LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
U.S. Treasury Note (1.000%, due 08/31/11)	11.3%
Federal National Mortgage Assoc. (6.000%, due TBA)	5.6%
Federal Home Loan Mortgage Corp. (5.500%, due TBA)	4.0%
Japan Treasury Discount Bill, Series 76 (0.010%, due 03/29/10)	2.9%
U.S. Treasury Note (1.000%, due 07/31/11)	1.7%
Brazil Notas do Tesouro Nacional, Series F (10.000%, due 01/01/12)	1.5%
Barclays Bank Plc (6.050%, due 12/04/17)	0.9%
Centrais Eletricas Brasileiras S.A. (6.875%, due 07/30/19)	0.8%
Federal National Mortgage Assoc. (6.000%, due 08/01/37)	0.8%
Societe Financement de l’Economie Francaise (0.484%, due 07/16/12)	0.8%

Top Sectors

Percent of Portfolio Market Value
U. S. Government & Agency Obligations	37.2%
Domestic Bonds & Debt Securities	26.7%
Short-Term Investments	23.3%
Foreign Bonds & Debt Securities	5.8%
Asset-Backed Securities	4.9%
Municipals	1.1%
Convertible Preferred Stocks	0.7%
Loan Participation	0.3%

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PIMCO Total Return Portfolio managed by

Pacific Investment Management Company LLC vs. Barclays Capital U.S. Aggregate Bond Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
PIMCO Total Return Portfolio—Class A	18.39%	8.72%	6.65%	6.84%
Class B	18.03%	8.43%	6.38%	6.43%
Class E	18.21%	8.53%	6.49%	6.03%
Barclays Capital U.S. Aggregate Bond Index[1]	5.93%	6.04%	4.97%	5.63%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.52%	$1,000.00	$1,081.90	$2.73
Hypothetical	0.52%	1,000.00	1,022.58	2.65

Class B
Actual	0.77%	$1,000.00	$1,080.10	$4.04
Hypothetical	0.77%	1,000.00	1,021.32	3.92

Class E
Actual	0.67%	$1,000.00	$1,080.60	$3.51
Hypothetical	0.67%	1,000.00	1,021.83	3.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Municipals - 1.3%
Badger Tobacco Asset Securitization Corp. 6.125%, due 06/01/27	$190,000	$206,161
Buckeye Tobacco Settlement Financing Authority 5.875%, due 06/01/47	4,600,000	3,463,984
Chicago Transit Authority Transfer Tax Receipts Revenue Series A 6.300%, due 12/01/21	400,000	419,352
6.899%, due 12/01/40	7,300,000	7,750,994
Series B 6.300%, due 12/01/21	700,000	733,866
6.899%, due 12/01/40	7,200,000	7,644,816
Clark County NV, Refunding 4.750%, due 06/01/30	5,500,000	5,505,775
Golden State Tobacco Securitization Corp., Series A-1 5.000%, due 06/01/33	10,000,000	7,527,400
Illinois Finance Authority, Peoples Gas Light & Coke 5.000%, due 02/01/33(AMBAC)	7,410,000	7,483,137
Los Angeles Department of Water & Power, Systems, Subser A-2 5.000%, due 07/01/44(AMBAC)	8,600,000	8,615,910
Los Angeles Unified School District, Refunding, Series A 4.500%, due 07/01/25- 01/01/28	8,700,000	8,348,364
Palomar Community College District, Series A 4.750%, due 05/01/32	300,000	291,930
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit, Series 2-B 7.242%, due 01/01/41	1,800,000	1,742,796
State of California General Obligation Unlimited, Build America Bonds, Taxable Various Purposes 7.500%, due 04/01/34	2,900,000	2,817,669
7.550%, due 04/01/39	2,900,000	2,813,203
State of California General Obligation Unlimited, Taxable Various Purposes 5.650%, due 04/01/13(a)	2,700,000	2,762,937
State of Texas Transportation Commission Mobility Funding, Series A 4.750%, due 04/01/35	4,000,000	4,005,240
State of Texas Transportation Commission Revenue, First Tier, Series A 4.750%, due 04/01/24	6,500,000	6,887,790
Tobacco Settlement Financing Corp. 5.000%, due 06/01/41	900,000	621,630
7.467%, due 06/01/47	8,060,000	6,448,081

Security Description	Par Amount	Value

Municipals - continued
Tobacco Settlement Funding Corp. 5.875%, due 05/15/39	$2,000,000	$1,836,900
6.250%, due 06/01/42	1,300,000	1,183,260

Total Municipals (Cost $89,478,563)		89,111,195

Asset-Backed Securities - 5.4%
Adjustable Rate Mortgage Trust 4.140%, due 05/25/35(a)	1,567,494	1,472,755
5.364%, due 11/25/35(a)	1,270,445	859,702
American Home Mortgage Assets 1.464%, due 11/25/46(a)	6,538,117	3,072,304
American Home Mortgage Investment Trust 2.231%, due 02/25/45(a)	3,489,453	2,631,734
Asset Backed Funding Certificates 0.581%, due 06/25/34(a)	4,350,587	3,095,492
0.291%, due 01/25/37(a)	538,422	518,450
Asset Backed Securities Corp. 0.311%, due 05/25/37(a)	605,294	438,238
Banc of America Commercial Mortgage, Inc. 5.451%, due 01/15/49	8,400,000	7,426,537
Banc of America Funding Corp. 3.267%, due 05/25/35(a)	5,901,151	5,552,939
4.503%, due 02/20/36(a)	12,857,276	11,111,200
6.086%, due 01/20/47(a)	787,391	556,559
Banc of America Mortgage Securities, Inc. 0.681%, due 01/25/34(a)	578,643	543,198
5.000%, due 05/25/34	1,771,077	1,741,234
Bank of America Auto Trust 1.700%, due 12/15/11(144A)(b)	5,800,000	5,830,494
BCAP LLC Trust 0.401%, due 01/25/37(a)	4,916,853	2,349,346
Bear Stearns Adjustable Rate Mortgage Trust 4.456%, due 01/25/33(a)	45,361	42,559
2.530%, due 08/25/35(a)	83,551	72,947
2.560%, due 08/25/35(a)	2,398,664	2,112,455
Bear Stearns ALT-A Trust 1.071%, due 11/25/34(a)	1,643,716	853,377
5.310%, due 05/25/35(a)	3,360,717	2,329,442
5.378%, due 09/25/35(a)	2,648,946	1,775,192
5.618%, due 11/25/36(a)	4,527,483	2,624,248
5.654%, due 11/25/36(a)	8,128,339	4,577,332
Bear Stearns Asset Backed Securities Trust 0.631%, due 10/27/32(a)	44,240	29,307
0.731%, due 06/25/35(a)	30,944	29,963
1.231%, due 08/25/37(a)	8,684,826	5,494,916
Bear Stearns Commercial Mortgage Securities, Inc. 5.060%, due 11/15/16	24,863	25,203

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
5.331%, due 02/11/44	$400,000	$346,114
5.471%, due 01/12/45(a)	1,100,000	1,043,192
5.700%, due 06/11/50	6,400,000	5,600,423
Bear Stearns Mortgage Funding Trust 0.301%, due 02/25/37(a)	2,734,898	2,652,881
Bear Stearns Structured Products, Inc. 5.627%, due 01/26/36(a)	2,743,895	1,694,951
5.673%, due 12/26/46(a)	1,944,422	1,101,694
Carrington Mortgage Loan Trust 0.551%, due 10/25/35(a)	1,452,583	1,336,550
Cendant Mortgage Corp. 5.984%, due 07/25/43(144A)(a)(b)	47,941	47,989
Chevy Chase Mortgage Funding Corp. 0.481%, due 08/25/35 (144A)(a)(b)	132,814	80,407
0.361%, due 05/25/48 (144A)(a)(b)	5,611,469	2,276,254
Citigroup Mortgage Loan Trust, Inc. 2.510%, due 08/25/35(a)	8,378,277	7,432,771
4.248%, due 08/25/35(a)	2,923,307	2,606,429
4.700%, due 12/25/35(a)	13,938,376	12,418,323
0.291%, due 07/25/45(a)	1,622,282	1,172,485
Commercial Mortgage Pass Through Certificates 5.306%, due 12/10/46	1,900,000	1,626,070
Countrywide Alternative Loan Trust 4.769%, due 05/25/35 (144A)(a)(b)	9,691,404	870,558
0.443%, due 03/20/46(a)	373,897	183,430
Countrywide Asset-Backed Certificates 0.311%, due 06/25/37(a)	560,358	538,697
Countrywide Home Loans 5.750%, due 05/25/33	111,721	110,698
0.551%, due 03/25/35(a)	1,818,767	1,107,844
0.521%, due 04/25/35(a)	202,911	114,050
0.571%, due 06/25/35 (144A)(a)(b)	8,352,918	7,360,874
5.729%, due 09/20/36(a)	9,586,942	5,475,901
Credit Suisse First Boston Mortgage Securities Corp. 0.879%, due 03/25/32 (144A)(a)(b)	196,974	167,473
6.500%, due 04/25/33	179,421	174,606
6.000%, due 11/25/35	5,102,939	4,383,851
Credit Suisse Mortgage Capital Certificates 5.658%, due 03/15/39(a)	400,000	346,419
5.467%, due 09/15/39	22,300,000	19,153,802
Daimler Chrysler Auto Trust 1.165%, due 07/08/11(a)	3,384,130	3,387,847

Security Description	Par Amount	Value

Asset-Backed Securities - continued
1.715%, due 09/10/12(a)	$4,600,000	$4,613,480
Deutsche Alt-A Securities, Inc. 0.321%, due 08/25/37(a)	403,076	383,170
DSLA Mortgage Loan Trust 2.593%, due 07/19/44(a)	1,611,721	1,064,346
First Horizon Alternative Mortgage Securities 5.377%, due 08/25/35(a)	530,228	457,755
4.469%, due 01/25/36 (144A)(a)(b)	94,756,155	11,131,006
Ford Credit Auto Owner Trust 2.000%, due 12/15/11	2,400,000	2,414,158
1.210%, due 01/15/12	7,500,000	7,504,640
GMAC Mortgage Corp. 5.940%, due 07/01/13	14,614	14,398
GMAC Mortgage Corp. Loan Trust 5.500%, due 09/25/34	1,178,435	1,163,540
Green Tree Financial Corp. 6.220%, due 03/01/30	130,568	127,477
Greenpoint Mortgage Funding Trust 0.451%, due 06/25/45 (a)	146,475	76,186
0.311%, due 01/25/47 (a)	211,851	183,919
Greenwich Capital Commercial Funding Corp. 5.444%, due 03/10/39	9,800,000	8,680,798
4.799%, due 08/10/42 (a)	100,000	96,685
GSR Mortgage Loan Trust 3.336%, due 09/25/35(a)	203,540	176,726
GS Mortgage Securities Corp. II 0.325%, due 03/06/20 (144A)(a)(b)	5,512,243	5,246,586
GS Mortgage Securities Trust 5.805%, due 05/10/17 (a)	1,900,000	1,636,205
GSR Mortgage Loan Trust 6.000%, due 03/25/32	1,386	1,384
4.092%, due 04/25/36 (a)	5,269,399	3,813,458
Harborview Mortgage Loan Trust 0.453%, due 05/19/35 (a)	2,181,448	1,130,577
0.323%, due 01/19/38 (a)	71,613	70,463
0.423%, due 01/19/38 (a)	342,106	188,602
Household Home Equity Loan Trust 1.033%, due 11/20/36(a)	681,688	662,235
Indymac ARM Trust 2.463%, due 01/25/32 (a)	42,402	30,773
2.503%, due 01/25/32 (a)	1,641	1,163
Indymac Index Mortgage Loan Trust 2.966%, due 12/25/34 (a)	372,192	257,311
0.321%, due 11/25/46 (a)	84,667	79,562

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Indymac Residential Asset Backed Trust 0.311%, due 07/25/37(a)	$535,720	$518,765
JPMorgan Chase Commercial Mortgage Securities 5.420%, due 01/15/49	400,000	338,392
5.818%, due 06/15/49(a)	100,000	97,131
5.882%, due 07/15/17(a)	900,000	781,589
JPMorgan Mortgage Trust 5.022%, due 02/25/35(a)	2,028,465	1,865,981
3.965%, due 07/25/35(a)	10,354,342	9,528,205
5.750%, due 01/25/36	2,065,185	1,722,664
Lehman Brothers-UBS Commercial Mortgage Trust 5.866%, due 09/15/45(a)	15,200,000	13,378,511
Master Alternative Loans Trust 0.631%, due 03/25/36(a)	1,312,132	633,954
Master Asset Securitization Trust 4.500%, due 03/25/18	824,995	821,581
Merrill Lynch Commercial Mortgage Pass-Through Certificates 2.986%, due 07/09/21(144A)(b)	13,300,000	11,309,651
Merrill Lynch First Franklin Mortgage Loan Trust 0.291%, due 07/25/37(a)	509,621	484,178
Merrill Lynch Mortgage Investments, Inc. 1.231%, due 10/25/35(a)	425,522	348,712
4.250%, due 10/25/35(a)	1,631,187	1,440,251
0.481%, due 11/25/35(a)	335,190	237,422
0.441%, due 02/25/36(a)	2,091,995	1,435,489
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.957%, due 07/12/17(a)	11,800,000	10,214,316
5.485%, due 03/12/51(a)	2,200,000	1,795,245
Mid-State Trust 7.791%, due 03/15/38	202,034	175,820
Morgan Stanley Capital Inc. 0.294%, due 10/15/20 (144A)(a)(b)	1,101,598	974,491
0.291%, due 05/25/37(a)	3,068,047	2,609,834
5.880%, due 07/11/17(a)	3,600,000	3,217,899
5.809%, due 12/12/49	200,000	170,916
Nomura Asset Acceptance Corp. 4.976%, due 05/25/35	8,114,098	5,340,281
Option One Mortgage Loan Trust 0.871%, due 08/25/33(a)	33,671	25,029
0.291%, due 07/25/37(a)	979,391	934,856
Popular ABS Mortgage Pass-Through Trust 0.321%, due 06/25/37(a)	2,218,404	1,992,370

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Renaissance Home Equity Loan Trust 0.671%, due 08/25/33(a)	$306,638	$206,722
Residential Accredit Loans, Inc. 0.631%, due 03/25/33(a)	1,286,505	1,094,630
6.000%, due 06/25/36	4,822,633	2,457,111
0.411%, due 06/25/46(a)	3,010,797	1,173,358
Residential Asset Securities Corp. 0.341%, due 02/25/30(a)	1,401,020	1,326,003
Residential Asset Securitization Trust 0.631%, due 05/25/33-01/25/46(a)	4,029,490	2,283,226
Residential Funding Mortgage Securities I 0.581%, due 06/25/18(a)	347,526	346,462
Sequoia Mortgage Trust 0.583%, due 07/20/33(a)	730,074	526,434
SLM Student Loan Trust 0.332%, due 10/25/16(a)	7,663,203	7,651,141
0.732%, due 01/25/17(a)	3,000,000	2,993,589
0.322%, due 04/25/17(a)	4,017,931	4,013,450
0.272%, due 07/25/17(a)	424,112	423,983
0.412%, due 01/25/19(a)	10,788,294	10,687,625
Small Business Administration Participation Certificates 6.220%, due 12/01/28	10,626,802	11,534,593
Soundview Home Equity Loan Trust 0.311%, due 06/25/37(a)	111,582	90,837
Sovereign Commercial Mortgage Securities Trust 5.787%, due 12/22/13(144A)(a)(b)	1,400,000	1,387,166
Structured Adjustable Rate Mortgage Loan Trust 4.289%, due 01/25/35(a)	4,657,011	3,697,460
5.245%, due 08/25/35(a)	375,433	260,884
Structured Asset Mortgage Investments, Inc. 0.483%, due 07/19/35(a)	2,387,693	1,888,389
0.461%, due 05/25/45(a)	2,253,540	1,329,405
Structured Asset Securities Corp. 3.716%, due 10/25/35(144A)(a)(b)	147,736	121,431
Thornburg Mortgage Securities Trust 0.351%, due 08/25/11(a)	1,389,101	1,362,768
Wachovia Asset Securitization, Inc. 0.491%, due 06/25/33(a)	49,701	30,506
Wachovia Bank Commercial Mortgage Trust 0.323%, due 09/15/21 (144A)(a)(b)	3,386,126	2,889,055
5.342%, due 12/15/43	16,700,000	12,971,730
5.509%, due 04/15/47	1,300,000	1,046,543

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Washington Mutual Pass-Through Certificate 0.771%, due 12/25/27(a)	$3,553,231	$2,673,567
2.509%, due 02/27/34(a)	630,657	510,934
1.944%, due 06/25/42-08/25/42(a)	606,939	441,657
Wells Fargo Mortgage Backed Securities Trust 4.621%, due 09/25/33(a)	2,947,557	2,868,131
4.950%, due 03/25/36(a)	12,644,035	10,470,266
5.240%, due 04/25/36(a)	8,777,232	7,759,100
5.778%, due 04/25/36(a)	2,562,558	783,521
5.506%, due 08/25/36(a)	3,952,260	3,842,443

Total Asset-Backed Securities (Cost $432,946,212)		378,723,962

Domestic Bonds & Debt Securities - 29.1%
Automobiles - 0.1%
Daimler Finance North America LLC 7.750%, due 01/18/11	1,700,000	1,807,862
General Motors Corp. 8.375%, due 07/05/33(c)(d)	6,800,000	2,071,263

		3,879,125

Capital Markets - 2.6%
Goldman Sachs Group, Inc. (The) 0.458%, due 02/06/12(a)	15,400,000	15,293,047
5.700%, due 09/01/12	55,000	59,198
6.250%, due 09/01/17	14,200,000	15,251,538
6.150%, due 04/01/18	1,800,000	1,930,027
6.750%, due 10/01/37	13,500,000	13,920,511
Lehman Brothers Holdings, Inc. 2.851%, due 12/23/08(a)(c)	12,500,000	2,500,000
5.625%, due 01/24/13(c)	32,500,000	6,825,000
6.750%, due 12/28/17(c)	14,800,000	4,440
6.875%, due 05/02/18(c)	3,900,000	828,750
Merrill Lynch & Co., Inc. 0.482%, due 07/25/11(a)	3,400,000	3,349,044
6.400%, due 08/28/17	3,100,000	3,267,304
6.875%, due 04/25/18	23,400,000	25,252,204
Series C 0.485%, due 06/05/12(a)	16,800,000	16,309,692
Series MTN 6.050%, due 08/15/12	11,500,000	12,326,632
Morgan Stanley 3.250%, due 12/01/11	7,700,000	7,991,099
0.490%, due 04/19/12(a)	800,000	777,699
Series EMTN 1.143%, due 04/13/16(a)(d)	300,000	385,755
0.734%, due 10/18/16(a)	3,400,000	3,154,608
5.950%, due 12/28/17	48,200,000	49,794,022

Security Description	Par Amount	Value

Capital Markets - continued
Morgan Stanley Dean Witter Capital 4.920%, due 03/12/35	$495,000	$503,753
Small Business Administration 7.449%, due 08/01/10	124,583	128,549
6.353%, due 03/10/11	14,457	15,134
5.471%, due 03/10/18	4,058,263	4,203,614
5.500%, due 10/01/18	72,235	76,813

		184,148,433

Chemicals - 0.9%
Dow Chemical Co. 4.850%, due 08/15/12	29,400,000	30,917,216
7.375%, due 11/01/29	185,000	203,088
ICI Wilmington, Inc. 5.625%, due 12/01/13	340,000	355,182
NGPL PipeCo LLC 7.119%, due 12/15/17 (144A)(b)	16,400,000	18,124,706
7.768%, due 12/15/37 (144A)(b)	6,700,000	7,743,525
Rohm & Haas Co. 6.000%, due 09/15/17	8,500,000	8,784,878

		66,128,595

Commercial & Professional Services - 0.1%
RR Donnelley & Sons Co. 4.950%, due 04/01/14	6,200,000	6,207,744

Commercial Banks - 7.8%
ABN AMRO N.A. Holding Capital 6.523%, due 12/29/49(144A)(a)(b)	345,000	293,250
ANZ National International, Ltd. 6.200%, due 07/19/13(144A)(b)	8,000,000	8,619,136
Barclays Bank Plc 5.450%, due 09/12/12	39,300,000	42,527,119
5.000%, due 09/22/16	26,400,000	27,014,090
0.424%, due 03/23/17(a)	1,500,000	1,337,718
6.050%, due 12/04/17 (144A)(b)	59,400,000	60,545,885
10.179%, due 06/12/21 (144A)(b)	18,080,000	23,378,109
7.434%, due 09/29/49 (144A)(a)(b)	6,700,000	6,197,500
Citibank N.A. 1.875%, due 05/07/12- 06/04/12	3,800,000	3,822,954
Credit Agricole S.A. 8.375%, due 10/29/49(144A)(a)(b)	46,000,000	48,914,606
Danske Bank AS 2.500%, due 05/10/12(144A)(b)	4,500,000	4,544,304
Deutsche Bank AG London 6.000%, due 09/01/17	26,200,000	28,607,990
DnB NOR Bank ASA 0.486%, due 09/01/16(a)	1,500,000	1,398,855

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Commercial Banks - continued
Fortis Bank Nederland Holding NV 3.000%, due 04/17/12(d)	$1,600,000	$2,348,854
HSBC Capital Funding LP 4.610%, due 12/31/49 (144A)(a)(b)	585,000	496,587
9.547%, due 12/31/49 (144A)(a)(b)	350,000	364,000
ICICI Bank, Ltd. 0.824%, due 01/12/10(144A)(a)(b)	3,000,000	2,985,030
Intesa Sanpaolo/New York, Series YCD 2.375%, due 12/21/12	45,500,000	45,131,086
Key Bank NA. Series EMTN 0.840%, due 11/21/11(a)(d)	500,000	609,335
2.507%, due 06/02/10 (144A)(a)(b)	10,700,000	10,765,848
LeasePlan Corp. NV 3.125%, due 02/10/12(d)	7,700,000	11,311,498
Lloyds TSB Bank Plc 12.000%, due 12/31/49(144A)(a)(b)	5,800,000	5,694,954
Rabobank Nederland 11.000%, due 12/29/49(144A)(a)(b)	277,000	345,491
RBS Capital Trust II 6.425%, due 12/29/49(a)	120,000	73,800
Royal Bank of Scotland Group Plc 7.640%, due 03/29/49(a)	14,500,000	7,839,338
6.990%, due 10/29/49 (144A)(a)(b)	2,000,000	1,111,388
Royal Bank of Scotland Plc 0.673%, due 04/08/11(144A)(a)(b)	11,100,000	11,127,384
Societe Generale 5.922%, due 04/29/49 (144A)(a)(b)	13,200,000	10,296,330
8.875%, due 06/29/49(a)(e)	5,000,000	8,081,749
Svenska Handelsbanken AB 1.254%, due 09/14/12(144A)(a)(b)	34,000,000	33,850,774
UBS AG 5.875%, due 12/20/17	21,700,000	22,336,179
USB Capital IX 6.189%, due 10/29/49(a)	8,125,000	6,611,719
Wachovia Bank N.A. 0.584%, due 03/15/16(a)	6,000,000	5,391,600
Wachovia Corp. 0.414%, due 10/15/11(a)	14,900,000	14,739,810
Wells Fargo Bank N.A. 7.550%, due 06/21/10	11,175,000	11,539,573
Wells Fargo Co. 7.980%, due 03/29/49(a)	50,400,000	50,778,000
Westpac Banking Corp. 0.764%, due 07/16/14(144A)(a)(b)	29,000,000	29,209,583
Westpac Capital Trust III 5.819%, due 12/29/49(144A)(a)(b)	80,000	66,805

Security Description	Par Amount	Value

Commercial Banks - continued
Westpac Capital Trust IV 5.256%, due 12/29/49(144A)(a)(b)	$165,000	$130,838

		550,439,069

Computers & Peripherals - 0.3%
International Business Machines Corp. 5.700%, due 09/14/17	19,300,000	21,133,963

Construction Materials - 0.1%
C10 Capital, Ltd. 6.722%, due 12/18/49(a)	4,800,000	3,392,126
C8 Capital SPV, Ltd. 6.640%, due 12/31/49(144A)(a)(b)	1,700,000	1,182,567

		4,574,693

Consumer Finance - 2.2%
American Express Bank FSB S.A. 5.500%, due 04/16/13	16,700,000	17,814,374
6.000%, due 09/13/17	34,000,000	35,330,114
American Express Centurion Bank 6.000%, due 09/13/17	34,000,000	35,286,798
Capital One Financial Corp. 6.750%, due 09/15/17	10,600,000	11,423,503
Ford Motor Credit Co. LLC 7.250%, due 10/25/11	1,300,000	1,313,408
7.875%, due 06/15/10	2,500,000	2,538,043
9.750%, due 09/15/10	4,100,000	4,231,290
7.375%, due 02/01/11	5,400,000	5,511,488
3.034%, due 01/13/12(a)	9,000,000	8,381,250
7.800%, due 06/01/12	800,000	809,039
7.000%, due 10/01/13	500,000	499,652
12.000%, due 05/15/15	4,000,000	4,643,200
8.000%, due 12/15/16	500,000	501,322
General Motors Acceptance Corp. LLC 7.250%, due 03/02/11	5,000,000	4,991,760
5.375%, due 06/06/11(d)	1,000,000	1,379,647
7.000%, due 02/01/12	7,700,000	7,548,195
6.625%, due 05/15/12	10,300,000	10,086,780

		152,289,863

Diversified Financial Services - 6.6%
ANZ Capital Trust II 5.360%, due 12/29/49(144A)(b)	525,000	464,623
Bank of America Corp. 2.375%, due 06/22/12	29,000,000	29,566,979
5.650%, due 05/01/18	17,800,000	18,107,709
8.000%, due 12/29/49(a)	5,000,000	4,820,690
Bear Stearns & Co., Inc. 4.550%, due 06/23/10	4,900,000	4,982,536
6.400%, due 10/02/17	19,300,000	21,070,929
CIT Group, Inc. 7.000%, due 05/01/13- 05/01/17	7,827,626	7,081,703
Citigroup Capital XXI 8.300%, due 12/21/57(a)	35,900,000	34,733,250

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Diversified Financial Services - continued
Citigroup Funding, Inc. 2.250%, due 12/10/12	$5,100,000	$5,143,661
Citigroup, Inc. 2.125%, due 04/30/12	2,600,000	2,629,323
5.625%, due 08/27/12	1,000,000	1,029,197
5.500%, due 04/11/13-10/15/14	52,900,000	54,047,387
6.125%, due 11/21/17-05/15/18	47,500,000	47,945,713
8.500%, due 05/22/19	3,800,000	4,395,365
5.875%, due 05/29/37	7,000,000	6,187,874
GATX Financial Corp. 5.800%, due 03/01/16	5,000,000	4,824,835
General Electric Capital Corp. 3.000%, due 12/09/11	1,400,000	1,443,827
2.250%, due 03/12/12	37,700,000	38,266,631
2.000%, due 09/28/12	10,000,000	10,019,560
6.750%, due 03/15/32	165,000	168,714
6.875%, due 01/10/39	6,500,000	6,733,876
6.500%, due 09/15/67 (144A)(a)(b)(e)	11,900,000	15,868,513
6.375%, due 11/15/67(a)	5,400,000	4,718,250
International Lease Finance Corp. 5.250%, due 01/10/13	2,900,000	2,366,913
6.375%, due 03/25/13	2,900,000	2,385,961
5.875%, due 05/01/13	1,600,000	1,272,690
JPMorgan Chase & Co. 6.950%, due 08/10/12	8,200,000	9,167,174
0.584%, due 06/13/16(a)	5,300,000	4,839,250
6.000%, due 10/01/17-01/15/18	38,600,000	41,457,902
7.250%, due 02/01/18	5,000,000	5,748,215
7.900%, due 04/29/49(a)	8,200,000	8,485,639
JPMorgan Chase Capital XXI Series U 1.231%, due 02/02/37(a)	27,300,000	18,857,393
LBG Capital No.1 Plc, Series 144 7.875%, due 11/01/20	285,000	232,275
Macquarie Bank Ltd. 2.600%, due 01/20/12(144A)(b)	2,200,000	2,247,425
Pearson Dollar Finance Plc 5.700%, due 06/01/14(144A)(b)	13,500,000	14,267,893
Santander Perpetual S.A. Unipersonal 6.671%, due 10/29/49(144A)(a)(b)	7,400,000	6,660,984
SLM Corp. 0.214%, due 03/15/12(a)	1,500,000	1,309,320
0.582%, due 01/27/14(a)	11,400,000	8,802,692
Teco Finance, Inc. 6.750%, due 05/01/15	4,400,000	4,730,299
Temasek Financial I, Ltd. 4.300%, due 10/25/19(144A)(b)	5,500,000	5,377,352

Security Description	Par Amount	Value

Diversified Financial Services - continued
Trans Capital Investment, Ltd. 8.700%, due 08/07/18(144A)(b)	$2,800,000	$3,213,529

		465,674,051

Diversified Telecommunication Services - 0.6%
AT&T, Inc. 6.300%, due 01/15/38	6,400,000	6,522,189
CenturyTel, Inc. 6.000%, due 04/01/17	5,000,000	5,141,680
Deutsche Telekom International Finance B.V. 8.750%, due 06/15/30	50,000	64,478
Embarq Corp. 7.995%, due 06/01/36	6,600,000	7,119,928
France Telecom S.A. 8.500%, due 03/01/31	165,000	220,202
Qwest Capital Funding, Inc. 7.250%, due 02/15/11	8,000,000	8,160,000
Qwest Corp. 8.875%, due 03/15/12	1,720,000	1,857,600
SBC Communications, Inc. 5.100%, due 09/15/14	380,000	409,179
5.625%, due 06/15/16	455,000	489,442
Sprint Capital Corp. 8.750%, due 03/15/32	6,900,000	6,537,750
Verizon Global Funding Corp. 7.375%, due 09/01/12	185,000	208,662
Verizon New York, Inc. 6.875%, due 04/01/12	325,000	353,790
7.375%, due 04/01/32	155,000	167,438
Verizon Wireless Capital LLC 2.869%, due 05/20/11(a)	3,900,000	4,033,984

		41,286,322

Electric Utilities - 1.6%
Arizona Public Service Co. 4.650%, due 05/15/15	165,000	167,193
Centrais Eletricas Brasileiras S.A. 6.875%, due 07/30/19(144A)(b)	54,400,000	59,228,000
Consumers Energy Co. 5.000%, due 02/15/12	2,500,000	2,626,990
Dominion Resources, Inc. 6.300%, due 03/15/33	210,000	218,726
DTE Energy Co. 6.375%, due 04/15/33	260,000	245,236
Electricite de France 5.500%, due 01/26/14 (144A)(b)	5,100,000	5,549,203
6.500%, due 01/26/19 (144A)(b)	5,100,000	5,735,307
6.950%, due 01/26/39 (144A)(b)	5,100,000	6,052,282
Enel Finance International S.A. 6.250%, due 09/15/17(144A)(b)	10,550,000	11,617,333
Nisource Finance Corp. 6.150%, due 03/01/13	475,000	506,122

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Electric Utilities - continued
5.400%, due 07/15/14	$10,000,000	$10,278,270
5.250%, due 09/15/17	7,500,000	7,388,347
Pepco Holdings, Inc. 6.450%, due 08/15/12	90,000	96,653
7.450%, due 08/15/32	180,000	190,891
Progress Energy, Inc. 7.100%, due 03/01/11	1,600,000	1,693,952
6.850%, due 04/15/12	650,000	705,944

		112,300,449

Energy Equipment & Services - 0.0%
Transocean, Inc. 6.800%, due 03/15/38	1,000,000	1,121,918

Food & Staples Retailing - 0.3%
CVS Caremark Corp. 0.556%, due 06/01/10(a)	17,200,000	17,209,202
Wal-Mart Stores, Inc. 5.800%, due 02/15/18	6,600,000	7,336,356

		24,545,558

Food Products - 0.4%
Kraft Foods, Inc. 6.125%, due 02/01/18	23,500,000	24,750,600
6.875%, due 02/01/38	2,100,000	2,210,716

		26,961,316

Health Care Equipment & Supplies - 0.0%
Covidien International Finance S.A. 6.000%, due 10/15/17	2,600,000	2,814,625

Health Care Providers & Services - 0.2%
Prudential Holding LLC 8.695%, due 12/18/23(144A)(b)	150,000	160,904
UnitedHealth Group, Inc. 6.000%, due 02/15/18	11,100,000	11,484,060
6.875%, due 02/15/38	2,200,000	2,280,997

		13,925,961

Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc. 7.250%, due 02/01/14	5,500,000	5,582,500
PSEG Power LLC 5.500%, due 12/01/15	420,000	446,731
8.625%, due 04/15/31	245,000	317,570

		6,346,801

Insurance - 0.8%
American General Finance Corp. 4.625%, due 09/01/10	3,000,000	2,907,951
6.900%, due 12/15/17	4,000,000	2,781,224
American International Group, Inc. 5.850%, due 01/16/18	20,600,000	16,928,524

Security Description	Par Amount	Value

Insurance - continued
5.250%/6.250%, due 11/16/22(f)	$3,163,000	$1,859,613
8.625%, due 05/22/38(a)(e)	5,500,000	5,689,551
ASIF I 0.432%, due 07/26/10(a)	10,000,000	9,582,900
CNA Financial Corp. 5.850%, due 12/15/14	5,000,000	4,933,410
ING Capital Funding Trust III 8.439%, due 12/31/49(a)	200,000	173,000
Liberty Mutual Group, Inc. 5.750%, due 03/15/14(144A)(b)	5,750,000	5,672,829
Nationwide Financial Services, Inc. 6.250%, due 11/15/11	55,000	56,988
5.900%, due 07/01/12	60,000	62,665
Principal Life Income Funding Trusts 5.300%, due 04/24/13	3,400,000	3,592,767

		54,241,422

IT Services - 0.1%
Western Union Co. (The) 5.930%, due 10/01/16	10,000,000	10,802,270

Media - 0.6%
British Sky Broadcasting Group Plc 6.100%, due 02/15/18(144A)(b)	15,000,000	15,915,525
Comcast Corp. 7.050%, due 03/15/33	75,000	82,131
Cox Communications, Inc. 4.625%, due 06/01/13	430,000	447,503
News America Holdings, Inc. 8.250%, due 08/10/18	110,000	129,994
7.750%, due 01/20/24	25,000	25,739
Omnicom Group, Inc. 5.900%, due 04/15/16	5,000,000	5,332,615
Time Warner Cos., Inc. 5.875%, due 11/15/16	6,500,000	7,026,747
9.150%, due 02/01/23	155,000	187,438
8.375%, due 03/15/23	260,000	308,641
7.625%, due 04/15/31	310,000	361,118
Viacom, Inc. 6.250%, due 04/30/16	15,000,000	16,369,695

		46,187,146

Metals & Mining - 0.1%
Vale Overseas, Ltd. 6.875%, due 11/21/36	8,200,000	8,213,620

Oil, Gas & Consumable Fuels - 0.7%
Chesapeake Energy Corp. 7.500%, due 06/15/14	500,000	512,500
7.000%, due 08/15/14	800,000	814,000
Duke Capital LLC 6.250%, due 02/15/13	375,000	403,490
8.000%, due 10/01/19	55,000	64,480

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
El Paso Corp. 7.750%, due 01/15/32	$2,715,000	$2,580,914
Gaz Capital S.A. 8.146%, due 04/11/13 (144A)(b)	12,400,000	13,128,500
8.625%, due 04/28/34	23,300,000	25,688,250
Husky Energy, Inc. 6.150%, due 06/15/19	215,000	229,451
Kinder Morgan Energy Partners LP 7.400%, due 03/15/31	225,000	246,579
7.750%, due 03/15/32	135,000	152,678
7.300%, due 08/15/33	90,000	98,448
Magellan Midstream Partners 5.650%, due 10/15/16	385,000	391,045
TransCanada Pipelines, Ltd. 7.625%, due 01/15/39	2,500,000	3,089,162
Transcontinental Gas Pipe Line Corp. 8.875%, due 07/15/12	35,000	40,139
Valero Energy Corp. 7.500%, due 04/15/32	225,000	232,018
Williams Cos., Inc. 6.375%, due 10/01/10 (144A)(b)	2,900,000	2,953,021
7.500%, due 01/15/31	800,000	865,341

		51,490,016

Paper & Forest Products - 0.1%
International Paper Co. 5.250%, due 04/01/16	6,500,000	6,576,005

Pharmaceuticals - 1.0%
GlaxoSmithKline Capital, Inc. 4.850%, due 05/15/13	49,400,000	53,069,630
Roche Holdings, Inc. 7.000%, due 03/01/39(144A)(b)	8,000,000	9,712,280
Wyeth 5.500%, due 03/15/13-02/15/16	7,500,000	8,101,550
6.450%, due 02/01/24	160,000	178,669

		71,062,129

Real Estate Investment Trusts (REITs) - 0.2%
HCP, Inc. 6.700%, due 01/30/18	7,500,000	7,287,135
Health Care Property Investors, Inc. 5.950%, due 09/15/11	4,100,000	4,231,745

		11,518,880

Road & Rail - 0.3%
Con-way, Inc. 7.250%, due 01/15/18	10,000,000	10,111,560
CSX Corp. 6.250%, due 03/15/18	10,000,000	10,785,590
Norfolk Southern Corp. 5.590%, due 05/17/25	60,000	58,476
7.800%, due 05/15/27	7,000	8,436
5.640%, due 05/17/29	168,000	163,125
7.250%, due 02/15/31	65,000	75,802

Security Description	Par Amount	Value

Road & Rail - continued
Union Pacific Corp. 6.625%, due 02/01/29	$50,000	$53,915

		21,256,904

Specialty Retail - 0.3%
Home Depot, Inc. 5.400%, due 03/01/16	5,000,000	5,241,140
Limited Brands, Inc. 6.900%, due 07/15/17	15,000,000	15,056,250

		20,297,390

Tobacco - 0.1%
Philip Morris International, Inc. 6.375%, due 05/16/38	4,100,000	4,446,901
Reynolds American, Inc. 7.625%, due 06/01/16	2,400,000	2,619,758

		7,066,659

Trading Companies & Distributors - 0.1%
GATX Corp. 6.000%, due 02/15/18	5,000,000	4,717,000

Wireless Telecommunication Services - 0.8%
AT&T Wireless Services, Inc. 7.875%, due 03/01/11	40,115,000	43,111,430
8.125%, due 05/01/12	5,000	5,653
8.750%, due 03/01/31	245,000	317,481
Cingular Wireless LLC 6.500%, due 12/15/11	700,000	761,479
Sprint Nextel Corp. 6.000%, due 12/01/16	11,250,000	10,321,875
		54,517,918

Total Domestic Bonds & Debt Securities (Cost $2,025,912,482)		2,051,725,845

Foreign Bonds & Debt Securities - 6.3%
Aruba Guilder - 0.0%
UFJ Finance Aruba AEC 6.750%, due 07/15/13	220,000	245,132

Brazil - 1.9%
Brazil Notas do Tesouro Nacional, Series F 10.000%, due 01/01/12-01/01/17(g)	23,089,200	131,619,683
Federal Republic of Brazil 10.250%, due 01/10/28(g)	7,100,000	4,092,630

		135,712,313

Cayman Islands - 0.0%
Hutchison Whampoa International, Ltd. 6.250%, due 01/24/14(144A)(b)	245,000	267,397
Mizuho Finance 5.790%, due 04/15/14(144A)(b)	315,000	333,280

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Cayman Islands - continued
Petroleum Export, Ltd. 5.265%, due 06/15/11(144A)(b)	$2,101,397	$2,048,999

		2,649,676

Denmark - 0.5%
Nykredit Realkredit A.S. 3.261%, due 04/01/38-10/01/38(a)(h)	49,123,002	9,006,951
Realkredit Danmark A.S. 2.730%, due 01/01/38(a)(h)	121,354,807	22,198,144

		31,205,095

France - 0.8%
AXA S.A. 8.600%, due 12/15/30	60,000	69,906
France Telecom S.A. 7.750%, due 03/01/11	400,000	428,828
Societe Financement de l’Economie Francaise 0.484%, due 07/16/12(144A)(a)(b)	57,000,000	57,356,250

		57,854,984

Japan - 2.9%
Japan Treasury Discount Bill, Series 76 4.444%, due 03/29/10(i)(j)	18,770,000,000	201,574,355

Luxembourg - 0.0%
Telecom Italia Capital S.A. 4.000%, due 01/15/10	510,000	510,396

Mexico - 0.1%
United Mexican States 6.050%, due 01/11/40	5,100,000	4,928,130

Netherlands - 0.0%
Deutsche Telekom Finance 5.250%, due 07/22/13	425,000	451,506

Norway - 0.0%
Den Norske Bank 7.729%, due 06/29/49(144A)(a)(b)	115,000	107,561

Panama - 0.1%
Panama Government International Bond 9.375%, due 04/01/29	1,161,000	1,549,935
Republic of Panama 6.700%, due 01/26/36	1,150,000	1,219,000

		2,768,935

Russia - 0.0%
Morgan Stanley (Gazprom) 9.625%, due 03/01/13(144A)(b)	130,000	144,625

Security Description	Par Amount	Value

Singapore - 0.0%
United Overseas Bank, Ltd. 5.375%, due 09/03/19(144A)(a)(b)	$470,000	$485,226

South Africa - 0.0%
South Africa Government International Bond 5.875%, due 05/30/22	700,000	720,563

South Korea - 0.0%
Korea Development Bank 0.424%, due 04/03/10(a)	1,600,000	1,591,339
Korea First Bank, Ltd. 7.267%, due 03/03/34(144A)(a)(b)	240,000	217,898
Woori Bank Korea 6.025%, due 03/13/14(144A)(a)(b)	305,000	281,091

		2,090,328

Sweden - 0.0%
Swedbank A.B. 3.625%, due 12/02/11(d)	1,400,000	2,064,362
9.000%, due 12/29/49 (144A)(a)(b)	180,000	171,008

		2,235,370

United Kingdom - 0.0%
British Telecom Plc 9.125%, due 12/15/10	190,000	203,598
HBOS Capital Funding LP 6.071%, due 06/30/49(144A)(a)(b)	45,000	29,700

		233,298

Total Foreign Bonds & Debt Securities (Cost $435,368,738)		443,917,493

U. S. Government & Agency Obligations - 40.6%
Federal Home Loan Bank 1.000%, due 12/28/11	3,700,000	3,686,273
Federal Home Loan Mortgage Corp. 5.500%, due TBA(l)	267,000,000	279,724,152
7.000%, due 09/01/10	1,155	1,180
6.500%, due 04/01/11-01/15/24	136,771	147,820
6.000%, due 05/01/11-04/01/23	6,010,826	6,477,882
1.125%, due 06/01/11-12/15/11	38,500,000	38,614,193
5.500%, due 05/01/14-06/01/36	26,504,575	27,919,596
1.875%, due 11/15/23(a)	1,785,916	1,780,897
5.000%, due 12/15/23-04/15/30	40,622,842	41,352,867
3.977%, due 01/01/29(a)	1,252,696	1,279,093
4.165%, due 11/01/31(a)	66,061	68,216
3.500%, due 07/15/32	240,522	243,352
3.689%, due 08/01/32(a)	339,793	351,639
0.483%, due 07/15/34(a)	374,920	374,304
3.575%, due 10/01/34(a)	211,330	216,716

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

U. S. Government & Agency Obligations - continued
3.806%, due 11/01/34(a)	$93,434	$96,792
4.335%, due 11/01/34(a)	360,544	372,375
4.339%, due 11/01/34(a)	125,762	130,218
4.355%, due 11/01/34(a)	167,758	173,689
4.337%, due 01/01/35(a)	215,177	220,149
4.398%, due 01/01/35(a)	835,199	865,158
4.224%, due 02/01/35(a)	107,643	111,266
4.332%, due 02/01/35(a)	184,718	190,317
4.348%, due 02/01/35(a)	249,828	257,424
4.412%, due 02/01/35(a)	384,732	394,989
4.421%, due 02/01/35(a)	239,779	247,400
4.439%, due 02/01/35(a)	191,443	196,518
4.498%, due 02/01/35(a)	237,355	244,345
5.135%, due 03/01/35(a)	1,793,714	1,882,171
3.638%, due 06/01/35(a)	5,093,860	5,171,907
3.979%, due 08/01/35(a)	2,563,889	2,652,528
4.894%, due 09/01/35(a)	3,200,874	3,301,263
5.290%, due 09/01/35(a)	938,571	975,875
Federal National Mortgage Assoc. 6.000%, due 09/01/16-03/01/39	525,342,143	557,627,449
5.500%, due 11/01/10-06/01/38	114,257,288	120,460,641
7.000%, due 04/01/11-05/01/11	4,821	4,923
8.000%, due 11/01/13-10/01/25	13,929	15,335
6.500%, due 12/01/13-10/01/17	580,012	629,681
3.066%, due 10/01/28(a)	264,447	272,378
7.500%, due 09/01/30	2,494	2,815
7.010%, due 02/01/31(a)	562,248	575,036
3.297%, due 09/01/31(a)	134,184	136,568
0.633%, due 09/18/31(a)	1,094,815	1,088,569
1.131%, due 04/25/32(a)	451,864	453,498
2.761%, due 07/01/32(a)	47,632	48,508
3.793%, due 09/01/32(a)	536,818	554,320
3.290%, due 11/01/32(a)	273,385	282,425
4.608%, due 03/01/33(a)	14,472	14,955
4.531%, due 06/01/33(a)	159,337	160,142
4.144%, due 07/01/33(a)	113,944	116,653
4.320%, due 04/01/34(a)	46,287	47,680
3.860%, due 05/01/34(a)	2,069,440	2,139,011
4.724%, due 09/01/34(a)	317,785	328,290
5.019%, due 09/01/34(a)	4,527,005	4,730,551
3.011%, due 10/01/34(a)	67,266	68,951
2.942%, due 11/01/34(a)	21,417	21,897
2.998%, due 11/01/34(a)	9,449,807	9,753,847
3.172%, due 11/01/34(a)	544,207	558,592
2.610%, due 12/01/34(a)	2,699,006	2,756,839
3.801%, due 12/01/34(a)	228,047	233,355
4.016%, due 12/01/34(a)	8,061,814	8,333,352
2.987%, due 01/01/35(a)	705,351	717,757

Security Description	Par Amount	Value

U. S. Government & Agency Obligations - continued
3.849%, due 01/01/35(a)	$81,616	$83,585
4.454%, due 01/01/35(a)	293,524	303,282
4.467%, due 01/01/35(a)	249,339	254,634
4.542%, due 01/01/35(a)	315,748	326,392
3.935%, due 02/01/35(a)	749,984	754,988
4.297%, due 02/01/35(a)	151,524	156,587
4.407%, due 03/01/35(a)	329,248	339,516
4.684%, due 04/01/35(a)	458,753	473,961
4.440%, due 05/01/35(a)	279,318	289,720
4.755%, due 05/01/35(a)	1,956,138	2,009,314
3.845%, due 05/25/35(a)	5,220,565	5,181,883
4.250%, due 08/01/35(a)	3,055,243	3,177,782
4.733%, due 08/01/35(a)	3,242,924	3,357,111
4.738%, due 09/01/35(a)	6,526,480	6,753,064
4.715%, due 10/01/35(a)	3,718,611	3,855,132
2.565%, due 11/01/35(a)	1,304,596	1,312,251
3.037%, due 11/01/35(a)	1,683,265	1,727,820
4.672%, due 11/01/35(a)	2,574,001	2,665,592
5.383%, due 01/01/36(a)	1,128,550	1,196,121
6.376%, due 08/01/36(a)	2,788,301	2,984,353
4.585%, due 12/01/36(a)	1,036,296	1,069,929
1.832%, due 08/01/41-10/01/44(a)	4,927,868	4,886,971
1.882%, due 09/01/41(a)	2,447,038	2,433,534
5.000%, due TBA(k)	33,800,000	34,687,250
5.500%, due TBA(k)	25,500,000	26,749,218
6.000%, due TBA(k)	375,000,000	397,207,125
FHLMC Structured Pass Through Securities 1.944%, due 07/25/44(a)	13,681,345	13,040,877
1.744%, due 10/25/44-02/25/45(a)	2,850,428	2,715,432
Government National Mortgage Assoc. 6.000%, due 04/15/14-10/15/38	7,467,455	7,902,695
4.375%, due 02/20/22-05/20/32(a)	492,638	507,099
7.000%, due 10/15/23	37,132	41,135
7.500%, due 01/15/26-04/15/31	5,935,045	6,442,262
4.125%, due 01/20/26-11/20/30(a)	260,228	266,416
3.625%, due 08/20/27-09/20/33(a)	498,599	508,191
4.250%, due 02/20/28-01/20/30(a)	144,942	149,441
4.875%, due 04/20/29(a)	19,503	20,187
0.733%, due 02/16/30(a)	36,827	36,911
0.533%, due 01/16/31(a)	104,254	103,525
4.500%, due 10/20/31-04/20/32(a)	23,501	24,234
3.750%, due 03/20/32(a)	1,502	1,539

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

U. S. Government & Agency Obligations - continued
4.000%, due 03/20/33(a)	$15,499	$15,800
6.500%, due 06/15/37-02/15/39	57,574,033	61,272,504
6.000%, due TBA(k)	1,000,000	1,056,719
U.S. Treasury Bond 4.375%, due 02/15/38-11/15/39	49,600,000	47,500,767
4.500%, due 05/15/38-08/15/39	25,700,000	25,127,097
3.500%, due 02/15/39	3,500,000	2,867,816
4.250%, due 05/15/39	200,000	187,688
U.S. Treasury Note 1.000%, due 07/31/11-10/31/11	985,600,000	986,433,165
2.625%, due 12/31/14	43,000,000	42,889,189
2.750%, due 11/30/16	33,100,000	31,876,856

Total U.S. Government & Agency Obligations (Cost $2,847,346,213)		2,867,081,242

Loan Participation - 0.3%
Chrysler Finco 4.240%, due 08/03/14(a)	13,685,000	13,377,088
CIT Group, Inc. 9.500%, due 01/18/12 (144A)(a)(b)	231,250	237,609
9.500%, due 01/18/12 (144A)(a)(b)	3,468,750	3,564,141
Ford Motor Co. 3.290%, due 11/29/13(a)	6,373,281	5,906,662
3.240%, due 12/16/13(a)	391,226	362,582

Total Loan Participation (Cost $23,280,258)		23,448,082

Convertible Preferred Stocks - 0.7%
Commercial Banks - 0.7%
Wells Fargo & Co., Series L 7.500%	53,950	49,526,100

Insurance - 0.0%
American International Group, Inc. 8.500%, due 08/01/11	168,900	1,913,637

Total Convertible Preferred Stocks (Cost $52,682,153)		51,439,737

Short-Term Investments - 25.4%
Discount Notes - 5.1%
Federal Home Loan Bank 0.035%, due 01/04/10(j)	69,000,000	68,999,799
0.050%, due 01/08/10(j)	95,000,000	94,999,076
0.040%, due 01/13/10(j)	48,000,000	47,999,360
0.055%, due 02/24/10(j)	7,400,000	7,399,390
Federal Home Loan Mortgage Corp. 0.110%, due 03/15/10(j)	86,000,000	85,980,817

Security Description	Par Amount	Value

Discount Notes - continued
Federal National Mortgage Assoc., Series BB 0.070%, due 02/04/10(j)	$55,000,000	$54,996,364

		360,374,806

Repurchase Agreements - 14.3%
Barclays Capital, Inc., Repurchase Agreement, dated 12/17/09 at 0.010% to be repurchased at $50,000,292 on 01/07/10 collateralized by $51,610,000 Federal Home Loan Mortgage Corp. at 0.100% due 11/09/11 with a value of $50,002,917.	50,000,000	50,000,000
Deutsche Bank Securities, Inc., Repurchase Agreement, dated 12/21/09 at 0.080% to be repurchased at $59,201,973 on 01/05/10 collateralized by $49,914,000 U.S. Treasury Bond at 6.000% due 02/15/16 with a value of $59,201,842.	59,200,000	59,200,000
Goldman Sachs & Co., Repurchase Agreement, dated 12/22/09 at 0.100% to be repurchased at $56,700,236 on 01/06/10 collateralized by $62,913,000 Government National Mortgage Association at 4.500% due 07/01/24 with a value of $56,702,205.	56,700,000	56,700,000
Goldman Sachs & Co., Repurchase Agreement, dated 12/14/09 at 0.100% to be repurchased at $50,000,292 on 01/04/10 collateralized by $52,038,000 Government National Mortgage Association at 5.000% due 06/15/39 with a value of $50,004,167.	50,000,000	50,000,000
JPMorgan Securities, Inc., Repurchase Agreement, dated 12/31/09 at 0.000% to be repurchased at $20,000,000 on 01/04/10 collateralized by $19,466,000 U.S. Treasury Note at 3.125% due 08/31/13 with a value of $19,999,956.	20,000,000	20,000,000

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - continued
JPMorgan Securities, Inc., Repurchase Agreement, dated 12/16/09 at 0.100% to be repurchased at $62,003,961 on 01/08/10 collateralized by $63,425,000 Federal Home Loan Bank at 3.000% due 01/08/14 and Federal National Mortgage Association at 4.875%, due 05/28/24 with a value of $62,001,455.	$62,000,000	$62,000,000
Morgan Stanley & Co., Repurchase Agreement, dated 12/31/09 at 0.000% to be repurchased at $625,600,000 on 01/04/10 collateralized by $584,125,000 U.S. Treasury Inflation Index Bond at 2.250% due 01/15/29 with a value of $625,600,000.	625,600,000	625,600,000
Morgan Stanley & Co., Repurchase Agreement, dated 12/07/09 at 0.110% to be repurchased at $34,003,636 on 01/11/10 collateralized by $34,675,000 Federal Home Loan Bank at 0.380% due 12/17/10 with a value of $34,003,532.	34,000,000	34,000,000
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $5,151,964 on 01/04/10 collateralized by $5,255,000 Federal Home Loan Mortgage Corp. at 0.065% due 02/01/10 with a value of $5,255,000.	5,151,961	5,151,961
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $20,588,247 on 01/04/10 collateralized by $21,000,000 Federal National Mortgage Association at 0.000% due 01/29/10 with a value of $21,000,000.	20,588,235	20,588,235

Security Description	Par Amount	Value

Repurchase Agreements - continued
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $25,601,818 on 01/04/10 collateralized by $27,000,000 U.S. Treasury Note at 1.750% due 03/31/10 with a value of $27,224,100.	$25,601,804	$25,601,804

		1,008,842,000

U.S. Government & Agency Discount Notes - 6.0%
U.S. Treasury Bills 0.002%, due 01/07/10(j)	11,000,000	10,999,995
0.005%, due 01/07/10(j)	85,000,000	84,999,929
0.010%, due 01/28/10(j)	37,000,000	36,999,722
0.020%, due 02/11/10(j)	26,000,000	25,999,408
0.025%, due 03/11/10(j)	51,000,000	50,997,556
0.025%, due 03/11/10(j)	21,000,000	20,998,994
0.025%, due 03/11/10(j)(l)	20,000,000	19,999,042
0.030%, due 03/11/10(j)	660,000	659,962
0.047%, due 03/11/10(j)	2,100,000	2,099,810
0.050%, due 03/11/10(j)	4,495,000	4,494,569
0.062%, due 03/11/10(j)	640,000	639,923
0.030%, due 03/18/10(j)	520,000	519,967
0.040%, due 03/18/10(j)	115,000,000	114,990,289
0.040%, due 03/18/10(j)	830,000	829,930
0.041%, due 03/18/10(j)(l)	3,210,000	3,209,722
0.052%, due 03/18/10(j)	1,200,000	1,199,868
0.060%, due 03/25/10(j)(l)	1,200,000	1,199,834
0.065%, due 03/25/10(j)	1,370,000	1,369,795
0.070%, due 03/25/10(j)	1,470,000	1,469,763
0.098%, due 04/01/10(j)	1,570,000	1,569,617
0.110%, due 04/01/10(j)	37,000,000	36,989,825
0.190%, due 04/01/10(j)(l)	2,797,000	2,795,671
0.140%, due 04/08/10(j)	110,000	109,959
0.143%, due 04/08/10(j)	360,000	359,861
0.156%, due 04/08/10(j)	300,000	299,874

		425,802,885

Total Short-Term Investments (Cost $1,795,019,691)		1,795,019,691

Total Investments - 109.1% (Cost $7,702,034,310)		$7,700,467,247

Other Assets and Liabilities (net) - (9.1)%		(644,466,153)

Net Assets - 100.0%		$7,056,001,094

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(b)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Par shown in Euro Currency. Value is shown in USD.
(e)	Par shown in Pound Sterling. Value is shown in USD.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(g)	Par shown in Brazilian Real. Value is shown in USD.
(h)	Par shown in Danish Krone. Value is shown in USD.
(i)	Par shown in Japanese Yen. Value is shown in USD.
(j)	Zero coupon bond—Interest rate represents current yield to maturity.
(k)	This security is traded on a “to-be-announced” basis.
(l)	Security or a portion of the security was pledged to cover margin requirements for future contracts. At the period end, the value of the securities pledged amounted to $27,204,269.

AMBAC - Ambac Indemnity Corporation

Credit Composition as of December 31, 2009 (Unaudited)

Forward Sales Commitments	Counterparty	Interest Rate	Maturity	Proceeds	Value

Federal National Mortgage Assoc.	Goldman Sachs & Co.	5.000%	TBA	$(34,273,594)	$(33,742,500)

Portfolio Composition by Credit Quality	Percent of Portfolio
AAA/Government/Government Agency	56.7%
AA	4.7%
A	16.2%
BBB	13.0%
BB	1.4%
B	1.6%
Other	6.4%

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Municipals	$—	$89,111,195	$—	$89,111,195
Asset-Backed Securities	—	378,709,564	14,398	378,723,962
Domestic Bonds & Debt Securities
Automobiles	—	3,879,125	—	3,879,125
Capital Markets	—	184,148,433	—	184,148,433
Chemicals	—	66,128,595	—	66,128,595
Commercial & Professional Services	—	6,207,744	—	6,207,744
Commercial Banks	—	544,744,115	5,694,954	550,439,069
Computers & Peripherals	—	21,133,963	—	21,133,963
Construction Materials	—	4,574,693	—	4,574,693
Consumer Finance	—	152,289,863	—	152,289,863
Diversified Financial Services	—	465,674,051	—	465,674,051
Diversified Telecommunication Services	—	41,286,322	—	41,286,322
Electric Utilities	—	112,300,449	—	112,300,449
Energy Equipment & Services	—	1,121,918	—	1,121,918
Food & Staples Retailing	—	24,545,558	—	24,545,558
Food Products	—	26,961,316	—	26,961,316
Health Care Equipment & Supplies	—	2,814,625	—	2,814,625
Health Care Providers & Services	—	13,925,961	—	13,925,961
Independent Power Producers & Energy Traders	—	6,346,801	—	6,346,801
Insurance	—	54,241,422	—	54,241,422
IT Services	—	10,802,270	—	10,802,270
Media	—	46,187,146	—	46,187,146
Metals & Mining	—	8,213,620	—	8,213,620
Oil, Gas & Consumable Fuels	—	51,490,016	—	51,490,016
Paper & Forest Products	—	6,576,005	—	6,576,005
Pharmaceuticals	—	71,062,129	—	71,062,129
Real Estate Investment Trusts (REITs)	—	11,518,880	—	11,518,880
Road & Rail	—	21,256,904	—	21,256,904
Specialty Retail	—	20,297,390	—	20,297,390
Tobacco	—	7,066,659	—	7,066,659
Trading Companies & Distributors	—	4,717,000	—	4,717,000
Wireless Telecommunication Services	—	54,517,918	—	54,517,918
Total Domestic Bonds & Debt Securities	—	2,046,030,891	5,694,954	2,051,725,845
Total Foreign Bonds & Debt Securities*	—	443,917,493	—	443,917,493

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Description	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$2,867,081,242	$—	$2,867,081,242
Loan Participation	—	23,448,082	—	23,448,082
Total Convertible Preferred Stocks*	51,439,737	—	—	51,439,737
Short-Term Investments
Discount Notes	—	360,374,806	—	360,374,806
Repurchase Agreements	—	1,008,842,000	—	1,008,842,000
U.S. Government & Agency Discount Notes	—	425,802,885	—	425,802,885
Total Short-Term Investments	—	1,795,019,691	—	1,795,019,691
TOTAL INVESTMENTS	$51,439,737	$1,643,318,158	$5,709,352	$7,700,467,247

	Level 1		Level 2		Level 3		Total
	Asset	Liability	Asset	Liability	Asset	Liability
Forward Contracts**	$—	$—	$10,549,784	$(4,875,329)	$—	$—	$5,674,455
Futures Contracts**	36,475,807	(7,389,978)	—	—	—	—	29,085,829
Forward Sales Commitments	—	—	—	33,742,500	—	—	33,742,500
Swap Contracts**	—	—	46,380,299	(6,610,203)	—	—	39,770,096
Written Options Contracts**	—	(4,541,539)	—	(13,175,591)	—	—	$(17,717,130)

*	See Portfolio of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument. Written options are presented at value.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Discounts	Realized Gain	Change in Unrealized Depreciation	Net Purchases	Net Sales	Net Transfers out of Level 3	Balance as of December 31, 2009
Asset Backed Securities	$7,031,934	$—	$32,269	$374,089	$—	$(7,423,894)	$—	$14,398
Domestic Bonds & Debt Securities
Commercial Banks	—	—	—	(105,046)	5,800,000	—	—	5,694,954
Insurance	8,128,432	1,091,602	—	362,866	—	—	(9,582,900)	—
Total	$15,160,366	$1,091,602	$32,269	$631,909	$5,800,000	$(7,423,894)	$(9,582,900)	$5,709,352

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$6,691,625,247
Repurchase Agreements	1,008,842,000
Cash	289
Cash denominated in foreign currencies (b)	6,958,151
Receivable for investments sold	552,147,031
Receivable for shares sold	5,983,658
Dividends receivable	92,288
Interest receivable	40,440,715
Unrealized appreciation on swap contracts	46,380,299
Swaps premium paid	8,013,108
Unrealized appreciation on forward foreign currency exchange contracts	10,549,784

Total assets	8,371,032,570

Liabilities
Payables for:
Investments purchased	1,182,581,558
Payable for cash collateral	47,507,364
Shares redeemed	2,250,370
Forward sales commitments, at value (c)	33,742,500
Variation margin on financial futures contracts	1,619,199
Unrealized depreciation on forward foreign currency exchange contracts	4,875,329
Unrealized depreciation on swap contracts	6,610,203
Outstanding written options (d)	17,717,130
Swap interest payable	136,145
Swap premium received	14,182,666
Accrued expenses:
Management fees	2,857,827
Distribution and service fees - Class B	599,611
Distribution and service fees - Class E	14,197
Administration fees	37,083
Custodian and accounting fees	77,069
Deferred trustees’ fees	7,518
Other expenses	215,707

Total liabilities	1,315,031,476

Net Assets	$7,056,001,094

Net Assets Represented by
Paid in surplus	$6,696,137,849
Accumulated net realized gain	9,490,850
Unrealized appreciation on investments, futures contracts, written options contracts, forward commitments, swaps contracts and foreign currency transactions	74,743,011
Undistributed net investment income	275,629,384

Net Assets	$7,056,001,094

Net Assets
Class A	$4,095,631,017

Class B	2,849,516,137

Class E	110,853,940

Capital Shares Outstanding
Class A	340,759,621

Class B	240,010,735

Class E	9,290,387

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.02

Class B	11.87

Class E	11.93

(a)	Identified cost of investments, excluding repurchase agreements, was $6,693,192,310.
(b)	Identified cost of cash denominated in foreign currencies was $6,926,398.
(c)	Proceeds of forward sales commitments were $34,273,594.
(d)	Premiums received on written options were $19,876,874.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends	$5,220,401
Interest	240,191,489

Total investment income	245,411,890

Expenses
Management fees	26,607,284
Administration fees	395,427
Custodian and accounting fees	867,787
Distribution and service fees - Class B	5,248,499
Distribution and service fees - Class E	146,495
Audit and tax services	81,216
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	666,960
Insurance	75,155
Miscellaneous	32,984

Total expenses	34,180,921

Net investment income	211,230,969

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options Contracts, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	222,817,414
Futures contracts	150,345,122
Written options contracts	(2,828,917)
Swap contracts	(108,586,840)
Foreign currency transactions	(32,578,660)

Net realized gain on investments, futures contracts, written options contracts, swaps contracts and foreign currency transactions	229,168,119

Net change in unrealized appreciation (depreciation) on:
Investments	336,828,312
Futures contracts	(125,314,407)
Written options contracts	17,041,074
Forward sales commitments	531,094
Swap contracts	237,669,114
Foreign currency transactions	13,251,080

Net change in unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swaps contracts and foreign currency transactions	480,006,267

Net realized and unrealized gain on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	709,174,386

Net Increase in Net Assets from Operations	$920,405,355

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$211,230,969	$226,403,879
Net realized gain on investments, futures contracts, written options contracts, swaps contracts and foreign currency transactions	229,168,119	235,524,297
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options contracts, forward sales commitments, swaps contracts and foreign currency transactions	480,006,267	(476,297,416)

Net increase (decrease) in net assets resulting from operations	920,405,355	(14,369,240)

Distributions to Shareholders
From net investment income
Class A	(218,957,294)	(124,683,059)
Class B	(116,779,980)	(50,014,488)
Class E	(7,161,135)	(4,396,891)
From net realized gains
Class A	(124,139,741)	(75,855,925)
Class B	(68,114,643)	(32,264,534)
Class E	(4,152,878)	(2,792,962)

Net decrease in net assets resulting from distributions	(539,305,671)	(290,007,859)

Capital Share Transactions
Proceeds from shares sold
Class A	1,115,301,813	868,182,897
Class B	1,450,557,361	415,239,942
Class E	23,597,827	20,105,801
Net asset value of shares issued through dividend reinvestment
Class A	343,097,035	200,538,984
Class B	184,894,623	82,279,022
Class E	11,314,013	7,189,853
Cost of shares repurchased
Class A	(274,464,430)	(1,199,719,534)
Class B	(300,516,385)	(338,571,089)
Class E	(17,649,353)	(63,530,172)

Net increase (decrease) in net assets from capital share transactions	2,536,132,504	(8,284,296)

Net Increase (Decrease) in Net Assets	2,917,232,188	(312,661,395)
Net assets at beginning of period	4,138,768,906	4,451,430,301

Net assets at end of period	$7,056,001,094	$4,138,768,906

Undistributed net investment income at end of period	$275,629,384	$319,800,480

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.60	$12.29	$11.80	$11.60	$11.40

Income (Loss) from Investment Operations
Net investment income(a)	0.45	0.59	0.56	0.49	0.40
Net realized/unrealized gain (loss) on investments	1.47	(0.51)	0.35	0.04	(0.12)

Total from investment operations	1.92	0.08	0.91	0.53	0.28

Less Distributions
Dividends from net investment income	(0.96)	(0.48)	(0.42)	(0.32)	(0.01)
Distributions from net realized capital gains	(0.54)	(0.29)	—	(0.01)	(0.07)

Total distributions	(1.50)	(0.77)	(0.42)	(0.33)	(0.08)

Net Asset Value, End of Period	$12.02	$11.60	$12.29	$11.80	$11.60

Total Return	18.39%	0.64%	7.85%	4.80%	2.46%
Ratio of expenses to average net assets after reimbursement	0.52%	0.52%	0.54%	0.58%	0.57%
Ratio of expenses to average net assets before reimbursement and rebates	0.52%	0.52%	0.54%	0.58%	0.57%
Ratio of net investment income to average net assets	3.93%	5.00%	4.74%	4.28%	3.42%
Portfolio turnover rate	633.1%	800.2%	943.9%	161.2%	344.2%
Net assets, end of period (in millions)	$4,095.7	$2,696.4	$3,045.1	$1,445.1	$912.6

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.47	$12.17	$11.69	$11.50	$11.32

Income (Loss) from Investment Operations
Net investment income(a)	0.42	0.55	0.53	0.46	0.37
Net realized/unrealized gain (loss) on investments	1.45	(0.50)	0.34	0.04	(0.12)

Total from investment operations	1.87	0.05	0.87	0.50	0.25

Less Distributions
Dividends from net investment income	(0.93)	(0.46)	(0.39)	(0.30)	—
Distributions from net realized capital gains	(0.54)	(0.29)	—	(0.01)	(0.07)

Total distributions	(1.47)	(0.75)	(0.39)	(0.31)	(0.07)

Net Asset Value, End of Period	$11.87	$11.47	$12.17	$11.69	$11.50

Total Return	18.03%	0.41%	7.56%	4.52%	2.25%
Ratio of expenses to average net assets after reimbursement	0.77%	0.78%	0.79%	0.83%	0.82%
Ratio of expenses to average net assets before reimbursement and rebates	0.77%	0.78%	0.79%	0.83%	0.82%
Ratio of net investment income to average net assets	3.64%	4.77%	4.51%	4.01%	3.13%
Portfolio turnover rate	633.1%	800.2%	943.9%	161.2%	344.2%
Net assets, end of period (in millions)	$2,849.6	$1,353.6	$1,274.4	$1,219.1	$1,107.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.52	$12.21	$11.73	$11.53	$11.34

Income (Loss) from Investment Operations
Net investment income(a)	0.44	0.57	0.54	0.47	0.39
Net realized/unrealized gain (loss) on investments	1.44	(0.51)	0.35	0.05	(0.13)

Total from investment operations	1.88	0.06	0.89	0.52	0.26

Less Distributions
Dividends from net investment income	(0.93)	(0.46)	(0.41)	(0.31)	—
Distributions from net realized capital gains	(0.54)	(0.29)	—	(0.01)	(0.07)

Total distributions	(1.47)	(0.75)	(0.41)	(0.32)	(0.07)

Net Asset Value, End of Period	$11.93	$11.52	$12.21	$11.73	$11.53

Total Return	18.21%	0.47%	7.63%	4.67%	2.33%
Ratio of expenses to average net assets after reimbursement	0.67%	0.67%	0.69%	0.72%	0.72%
Ratio of expenses to average net assets before reimbursement and rebates	0.67%	0.67%	0.69%	0.72%	0.72%
Ratio of net investment income to average net assets	3.82%	4.88%	4.61%	4.10%	3.24%
Portfolio turnover rate	633.1%	800.2%	943.9%	161.2%	344.2%
Net assets, end of period (in millions)	$110.9	$88.8	$132.0	$132.5	$146.6

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Dollar Rolls - The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as purchase and sales transactions.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value on the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held at year end are included in the Portfolio’s Portfolio of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pacific Investment Management Company LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$26,607,284	0.50%	First $1.2 Billion

	0.475%	Over $1.2 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	232,484,113	99,129,618	32,675,908	(23,530,018)	108,275,508	340,759,621
12/31/2008	247,711,510	72,688,916	17,067,148	(104,983,461)	(15,227,397)	232,484,113

Class B

12/31/2009	117,977,980	130,582,596	17,795,440	(26,345,281)	122,032,755	240,010,735
12/31/2008	104,704,093	35,414,389	7,062,577	(29,203,079)	13,273,887	117,977,980

Class E

12/31/2009	7,708,946	2,024,486	1,084,757	(1,527,802)	1,581,441	9,290,387
12/31/2008	10,806,922	1,660,572	615,043	(5,373,591)	(3,097,976)	7,708,946

The Portfolio is authorized to issue an unlimited number of shares.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$43,690,375,604	$1,058,365,037	$45,309,052,601	$468,151,035

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$7,704,588,303	$319,417,332	$(323,538,388)	$(4,121,056)

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates, or to enhance returns. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. This loss can be greater than the premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Interest Rate Swaps - The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by maintaining a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swaps - The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default

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Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which a Portfolio is the seller of protection are disclosed in the notes to the Portfolios of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

At December 31, 2009, the Portfolio had following derivatives, grouped into appropriate risk categories:

	Asset Derivatives & Liability Derivatives—Fair Value
Risk Exposure

Interest Rate	Unrealized appreciation on swap contracts	$35,505,064	Unrealized depreciation on swap contracts	$(4,659,376)

	Unrealized appreciation on futures contracts*	36,475,807	Unrealized depreciation on futures contracts*	(7,389,978)

			Outstanding written options	(17,717,130)

Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	10,549,784	Unrealized depreciation on forward foreign currency exchange contracts	(4,875,329)

Credit	Unrealized appreciation on swap contracts	10,875,235	Unrealized depreciation on swap contracts	(1,950,827)

Total		$93,405,890		$(36,592,640)

* Includes cumulative appreciation/depreciation of futures contracts as reported in notes to financial statements. Only the current day’s variation margin is reported within the Statement of Asset and Liabilities.

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PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments - continued

Year end balances are indicative of activity at current year end.

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Risk Exposure
Location Statement of Operations—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Credit	Total

Investments	$19,952,579	$—	$—	$19,952,579

Futures contracts	150,345,122	—	—	150,345,122

Swap contracts	(108,863,778)	—	276,938	(108,586,840)

Foreign currency transactions	—	(35,937,902)	—	(35,937,902)

Written options contracts	(2,828,917)	—	—	(2,828,917)

	$58,605,006	$(35,823,666)	$276,938	$22,944,042

Location Statement of Operations—Net Change in Unrealized Gain (Loss)	Interest Rate	Foreign Exchange	Credit	Total

Investments	$(11,290,687)	$(10,175,408)	$—	$(21,466,095)

Futures contracts	(125,314,407)	—	—	(125,314,407)

Swap contracts	227,404,302	—	10,264,812	237,669,114

Foreign currency transactions	—	12,411,100	—	12,411,100

Written options contracts	16,438,769	602,305	—	17,041,074

	$107,237,977	$2,837,997	$10,264,812	$120,340,786

For the year ended December 31, 2009, the average per contract outstanding for each derivative type was as follows:

Average Number of Contracts, Notional Amounts or Shares/Units	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Credit Risk	Total

Options Written(b)	(388,156,855)	—	—	—	(388,156,855)

Swaps Contracts(b)	—	—	3,109,410,548	151,274,095	3,260,684,643

Futures Contracts(a)	—	—	11,747	—	11,747

Foreign Currency Transactions	—	421,862,119	—	—	421,862,119

(a)	Amount(s) represent(s) average number of contracts or number of Shares/Units.
(b)	Amount(s) represent(s) average notional amounts.

7. Futures Contracts

The futures contracts outstanding as of December 31, 2009 and the description and unrealized appreciation or depreciation were as follows:

Futures Contracts - Long*	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Unrealized Appreciation/ (Depreciation)

3 Month Euribor Futures	3/15/2010	232	$81,725,118	$82,501,197	$776,078

3 Month Sterling Futures	3/17/2010	58	11,484,164	11,638,849	154,685

3 Month Sterling Futures	6/16/2010	131	25,918,087	26,203,049	284,962

3 Month Sterling Futures	12/15/2010	49	9,644,718	9,700,159	55,441

3 Month Sterling Futures	9/15/2010	131	25,837,997	26,078,651	240,654

90 Day EuroDollar Futures	12/13/2010	1,261	308,839,838	310,426,675	1,586,837

EuroDollar Futures	6/14/2010	3,365	831,219,394	835,529,500	4,310,106

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Notes to Financial Statements—December 31, 2009—(Continued)

7. Futures Contracts - continued

Futures Contracts - Long*	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Unrealized Appreciation/ (Depreciation)

EuroDollar Futures	9/13/2010	220	$53,783,026	$54,395,000	$611,974

EuroDollar Futures	3/15/2010	6,090	1,488,670,371	1,517,095,125	28,424,754

German Euro Bund Futures	3/8/2010	1,360	227,547,395	225,470,370	(2,077,025)

German Euro Bobl Futures	3/8/2010	322	56,834,078	55,935,824	(898,254)

U.S. Treasury Note 10 Year Futures	3/22/2010	596	71,036,844	68,810,063	(2,226,781)

U.S. Treasury Note 2 Year Futures	3/31/2010	2,112	458,899,968	456,753,002	(2,146,966)

German Euro Bund Futures	2/26/2010	(45)	(38,057)	(7,740)	30,316

German Euro Bund Futures	2/26/2010	(45)	(24,196)	(65,148)	(40,952)

Net Unrealized Appreciation					$29,085,829

8. Options Written

The options contracts outstanding as of December 31, 2009 and the description and unrealized appreciation (depreciation) were as follows:

Over the Counter - Options Written - Calls*	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2009	Unrealized Appreciation/ Depreciation

IRO USD 7 Year Swaption 2.75	Deutsche Bank Securities, Inc.	04/19/2010	(6,400,000)	$(27,520)	$(6,470)	$21,050

IRO USD 7 Year Swaption 2.75	Morgan Stanley & Co., Inc.	04/21/2010	(145,500,000)	(1,207,650)	(147,086)	1,060,564

IRO USD 7 Year Swaption 2.8	Morgan Stanley & Co., Inc.	02/17/2010	(119,000,000)	(678,300)	(12,340)	665,960

IRO USD 10 Year Swaption 3.25	Morgan Stanley & Co., Inc.	04/21/2010	(45,000,000)	(394,994)	(81,990)	313,004

IRO USD 10 Year Swaption 3.25	Deutsche Bank Securities, Inc.	02/17/2010	(30,400,000)	(45,600)	(9,783)	35,817

IRO USD 10 Year Swaption 3.25	Citibank	02/17/2010	(13,400,000)	(27,470)	(4,312)	23,158

IRO USD 10 Year Swaption 3.25	Deutsche Bank Securities, Inc.	04/19/2010	(90,800,000)	(874,100)	(165,438)	708,662

Euro Call U.S. Dollar vs. Japanese Yen 104	Citibank	02/19/2010	(15,200,000)	(134,520)	(173,280)	(38,760)

Euro Call U.S. Dollar vs. Japanese Yen 95	Credit Suisse First Boston Corp.	03/17/2010	(6,271,000)	(330,011)	(13,319)	316,692

Exchange Traded - Options Written - Calls*

U.S. Treasury Note 10 Year Future 120		02/19/2010	(2,241)	(1,061,421)	(105,047)	956,374

U.S. Treasury Note 10 Year Future 119		02/19/2010	(631)	(135,240)	(78,875)	56,365

U.S. Treasury Note 10 Year Future 121		02/19/2010	(476)	(149,192)	(7,437)	141,755

U.S. Treasury Note 10 Year Future 119		01/22/2010	(521)	(87,512)	(16,281)	71,231

U.S. Treasury Note 10 Year Future 117.5		02/19/2010	(192)	(84,535)	(72,000)	12,535

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PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Options Written - continued

Over the Counter - Options Written - Puts*	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2009	Unrealized Appreciation/ Depreciation

IRO USD 5 Year Swaption 5.0	Morgan Stanley & Co., Inc.	06/15/2010	(133,000,000)	$(1,423,100)	$(243,390)	$1,179,710

IRO USD 5 Year Swaption 5.0	Goldman Sachs & Co.	06/15/2010	(15,000,000)	(152,250)	(27,450)	124,800

IRO USD 5 Year Swaption 5.0	Deutsche Bank Securities, Inc.	06/15/2010	(3,100,000)	(36,270)	(5,673)	30,597

IRO USD 7 Year Swaption 4.0	Deutsche Bank Securities, Inc.	04/19/2010	(6,400,000)	(55,680)	(70,289)	(14,609)

IRO USD 7 Year Swaption 4.0	Morgan Stanley & Co., Inc.	04/19/2010	(145,500,000)	(625,650)	(1,597,968)	(972,318)

IRO USD 7 Year Swaption 6.0	JPMorgan Securities, Inc.	08/31/2010	(55,000,000)	(459,938)	(162,806)	297,132

IRO USD 7 Year Swaption 6.0	Citibank	08/31/2010	(181,800,000)	(1,365,678)	(538,146)	827,532

IRO USD 7 Year Swaption 3.25	Goldman Sachs & Co.	02/17/2010	(146,400,000)	(775,920)	(2,186,308)	(1,410,388)

IRO USD 10 Year Swaption 4.0	Citibank	02/17/2010	(13,400,000)	(112,560)	(221,196)	(108,636)

IRO USD 10 Year Swaption 4.0	Goldman Sachs & Co.	02/17/2010	(22,100,000)	(198,900)	(364,809)	(165,909)

IRO USD 10 Year Swaption 4.25	Citibank	04/19/2010	(41,000,000)	(1,008,600)	(777,344)	231,256

IRO USD 10 Year Swaption 4.25	Deutsche Bank Securities, Inc.	04/19/2010	(135,600,000)	(2,526,264)	(2,570,922)	(44,658)

IRO USD 10 Year Swaption 4.25	Goldman Sachs & Co.	04/19/2010	(101,200,000)	(1,844,345)	(1,918,712)	(74,367)

IRO USD 10 Year Swaption 4.25	Bank of America	04/19/2010	(49,900,000)	(1,005,328)	(946,084)	59,244

IRO USD 10 Year Swaption 4.25	JPMorgan Securities, Inc.	04/19/2010	(11,500,000)	(158,746)	(218,035)	(59,289)

IRO USD 10 Year Swaption 4.25	Deutsche Bank Securities, Inc.	02/17/2010	(30,400,000)	(304,000)	(501,819)	(197,819)

IRO USD 10 Year Swaption 5.0	Morgan Stanley & Co., Inc.	04/21/2010	(21,100,000)	(200,450)	(101,029)	99,421

IRO USD 10 Year Swaption 5.0	Deutsche Bank Securities, Inc.	04/19/2010	(15,700,000)	(77,585)	(75,173)	2,412

IRO USD 10 Year Swaption 10.0	Morgan Stanley & Co., Inc.	07/10/2012	(40,200,000)	(242,205)	(221,020)	21,185

Euro Put U.S. Dollar vs. Japanese Yen 104.0	Credit Suisse First Boston Corp.	03/17/2010	(6,271,000)	(330,011)	(760,453)	(430,442)

Euro Put U.S. Dollar vs. Japanese Yen 88	Citibank	02/19/2010	(15,200,000)	(105,640)	(68,096)	37,544

Exchange Traded - Options Written - Puts*

U.S. Treasury Note 10 Year Future 116		01/22/2010	(521)	(243,750)	(569,844)	(326,094)

U.S. Treasury Note 10 Year Future 116		02/19/2010	(497)	(347,936)	(714,437)	(366,501)

U.S. Treasury Note 10 Year Future 115		02/19/2010	(1,905)	(929,902)	(1,845,469)	(915,567)

U.S. Treasury Note 10 Year Future 114		02/19/2010	(192)	(108,101)	(117,000)	(8,899)

Net Unrealized Appreciation				$(19,876,874)	$(17,717,130)	$2,159,744

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PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Options Written - continued

The Portfolio transactions in options written during the period ended December 31, 2009 were as follows:

Call Options	Number of Contracts	Premium received

Options outstanding December 31, 2008	217,600,000	$5,528,965

Options written	727,405,802	6,181,279

Options closed	(211,329,000)	(5,198,954)

Options expired	(261,701,741)	(1,273,224)

Options outstanding December 31, 2009	471,975,061	$5,238,066

Put Options	Number of Contracts	Premium received

Options outstanding December 31, 2008	10,801,247	$975,732

Options written	2,402,104,997	25,603,457

Options closed	(141,429,000)	(1,798,710)

Options expired	(1,081,703,129)	(10,141,670)

Options outstanding December 31, 2009	1,189,774,115	$14,638,809

9. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2009	In Exchange for U.S. $	Net Unrealized Appreciation/ (Depreciation)
1/11/2010	Citibank	15,479,000	AUD	$13,886,997	$14,317,533	$(430,536)
1/11/2010	JPMorgan Securities, Inc.	1,000,000	AUD	897,151	878,049	19,102
1/21/2010	Deutsche Bank Securities, Inc.	8,949,000	CAD	8,551,496	8,403,432	148,064
3/29/2010	JPMorgan Securities, Inc.	20,340,840	CNY	2,982,009	3,009,000	(26,991)
3/29/2010	JPMorgan Securities, Inc.	6,643,230	CNY	973,911	982,000	(8,089)
3/29/2010	JPMorgan Securities, Inc.	10,174,560	CNY	1,491,611	1,504,000	(12,389)
3/29/2010	JPMorgan Securities, Inc.	3,321,615	CNY	486,956	491,000	(4,044)
3/29/2010	Barclays Capital, Inc.	6,631,446	CNY	972,184	982,000	(9,816)
3/29/2010	HSBC Bank Plc	3,988,884	CNY	584,779	589,200	(4,421)
3/29/2010	HSBC Bank Plc	2,658,078	CNY	389,680	392,800	(3,120)
8/25/2010	Morgan Stanley & Co.	17,837,330	CNY	2,623,489	2,627,000	(3,511)
8/25/2010	JPMorgan Securities, Inc.	1,787,085	CNY	262,842	263,000	(158)
8/25/2010	Morgan Stanley & Co.	3,799,523	CNY	558,828	559,000	(172)
8/25/2010	JPMorgan Securities, Inc.	9,035,207	CNY	1,328,885	1,329,000	(115)
8/25/2010	HSBC Bank Plc	5,692,511	CNY	837,246	837,750	(504)
8/25/2010	HSBC Bank Plc	5,694,187	CNY	837,493	837,750	(257)
8/25/2010	JPMorgan Securities, Inc.	5,693,349	CNY	837,370	837,750	(380)
8/25/2010	JPMorgan Securities, Inc.	5,693,349	CNY	837,370	837,750	(380)
11/17/2010	Deutsche Bank Securities, Inc.	2,535,716	CNY	374,048	382,000	(7,952)
11/17/2010	Citibank	10,096,187	CNY	1,489,307	1,522,000	(32,693)

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PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2009	In Exchange for U.S. $	Net Unrealized Appreciation/ (Depreciation)
11/17/2010	Deutsche Bank Securities, Inc.	9,916,335	CNY	$1,462,777	$1,495,000	$(32,223)
11/17/2010	Morgan Stanley & Co.	5,127,400	CNY	756,352	775,000	(18,648)
11/17/2010	Morgan Stanley & Co.	5,128,950	CNY	756,581	775,000	(18,419)
11/17/2010	Deutsche Bank Securities, Inc.	8,226,174	CNY	1,213,458	1,243,000	(29,542)
11/17/2010	Deutsche Bank Securities, Inc.	5,366,124	CNY	791,567	810,838	(19,271)
11/23/2010	Barclays Capital, Inc.	3,659,484	CNY	539,935	552,000	(12,065)
11/23/2010	Barclays Capital, Inc.	2,569,293	CNY	379,084	387,000	(7,916)
1/27/2010	JPMorgan Securities, Inc.	16,459,000	DKK	3,169,712	3,207,788	(38,076)
1/27/2010	UBS AG	1,670,000	DKK	321,612	322,185	(573)
1/26/2010	JPMorgan Securities, Inc.	250,000	EUR	358,342	358,104	238
1/13/2010	Goldman Sachs & Co.	1,000,000	GBP	1,616,275	1,594,450	21,825
1/13/2010	Deutsche Bank Securities, Inc.	1,850,000	GBP	2,990,108	2,959,824	30,284
1/13/2010	Goldman Sachs & Co.	59,000	GBP	95,360	94,399	961
10/7/2010	Citibank	39,422,740,000	IDR	3,985,333	3,880,000	105,333
10/7/2010	Citibank	28,923,408,000	IDR	2,923,932	2,880,000	43,932
10/7/2010	UBS AG	17,383,275,000	IDR	1,757,314	1,750,000	7,314
1/14/2010	JPMorgan Securities, Inc.	249,385,000	JPY	2,679,092	2,827,850	(148,758)
2/11/2010	UBS AG	4,834,593,000	KRW	4,147,056	4,110,000	37,056
2/11/2010	Morgan Stanley & Co.	1,387,916,000	KRW	1,190,538	1,180,000	10,538
2/11/2010	Deutsche Bank Securities, Inc.	2,988,564,000	KRW	2,563,554	2,540,000	23,554
2/11/2010	Citibank	358,366,000	KRW	307,402	303,751	3,651
2/11/2010	Citibank	359,274,000	KRW	308,181	304,263	3,918
7/28/2010	Deutsche Bank Securities, Inc.	203,197,693	KRW	173,052	170,282	2,770
7/28/2010	Deutsche Bank Securities, Inc.	202,931,207	KRW	172,825	172,005	820
7/28/2010	Morgan Stanley & Co.	337,371,000	KRW	287,320	285,267	2,053
7/28/2010	Barclays Capital, Inc.	205,000,000	KRW	174,587	172,996	1,591
8/27/2010	Barclays Capital, Inc.	8,630,203,600	KRW	7,343,671	7,241,926	101,745
8/27/2010	Morgan Stanley & Co.	807,534,000	KRW	687,152	685,920	1,232
11/12/2010	Barclays Capital, Inc.	363,155,000	KRW	308,032	310,177	(2,145)
11/12/2010	Citibank	198,518,600	KRW	168,385	170,001	(1,616)
2/12/2010	Deutsche Bank Securities, Inc.	959,000	MYR	279,635	285,205	(5,570)
2/12/2010	Deutsche Bank Securities, Inc.	977,000	MYR	284,883	289,224	(4,341)
2/12/2010	Deutsche Bank Securities, Inc.	977,295	MYR	284,969	287,990	(3,021)
2/12/2010	Deutsche Bank Securities, Inc.	977,295	MYR	284,969	289,140	(4,171)
2/12/2010	Barclays Capital, Inc.	981,716	MYR	286,258	285,507	751
2/12/2010	Barclays Capital, Inc.	1,665,885	MYR	485,755	487,058	(1,303)
2/12/2010	JPMorgan Securities, Inc.	1,232,800	MYR	359,472	359,900	(428)
6/14/2010	Deutsche Bank Securities, Inc.	8,169,775	MYR	2,370,996	2,350,000	20,996
6/14/2010	Barclays Capital, Inc.	8,170,950	MYR	2,371,337	2,350,000	21,337
6/14/2010	Morgan Stanley & Co.	785,729	MYR	228,031	229,276	(1,245)
2/11/2010	JPMorgan Securities, Inc.	628,000	SGD	447,174	452,401	(5,227)
3/17/2010	Morgan Stanley & Co.	646,000	SGD	459,821	464,147	(4,326)
3/17/2010	Barclays Capital, Inc.	851,304	SGD	605,955	613,000	(7,045)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2009	In Exchange for U.S. $	Net Unrealized Appreciation/ (Depreciation)
6/16/2010	Citibank	1,406,697	SGD	$1,000,706	$1,014,450	$(13,744)
6/10/2010	Morgan Stanley & Co.	25,153,776	TWD	810,199	792,619	17,580
6/10/2010	Deutsche Bank Securities, Inc.	22,873,400	TWD	736,748	719,154	17,594
10/12/2010	Citibank	22,296,000	TWD	725,859	710,743	15,116
10/12/2010	Barclays Capital, Inc.	8,061,000	TWD	262,430	257,746	4,684
10/12/2010	Citibank	1,624,484	TWD	52,886	52,268	618

						$(260,544)

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2009	In Exchange for U.S. $	Net Unrealized Appreciation/ (Depreciation)
2/2/2010	Goldman Sachs & Co.	145,830,263	BRL	$83,140,471	$79,225,438	(3,915,033)
3/29/2010	Barclays Capital, Inc.	3,744,492	CNY	548,950	552,000	3,050
3/29/2010	Barclays Capital, Inc.	2,626,569	CNY	385,060	387,000	1,940
3/29/2010	Deutsche Bank Securities, Inc.	2,592,634	CNY	380,085	382,000	1,915
3/29/2010	Citibank	10,327,531	CNY	1,514,037	1,522,000	7,963
3/29/2010	Deutsche Bank Securities, Inc.	10,149,555	CNY	1,487,946	1,495,000	7,054
3/29/2010	Morgan Stanley & Co.	5,257,600	CNY	770,775	775,000	4,225
3/29/2010	Morgan Stanley & Co.	5,259,150	CNY	771,002	775,000	3,998
3/29/2010	Deutsche Bank Securities, Inc.	8,434,998	CNY	1,236,588	1,243,000	6,412
3/29/2010	Deutsche Bank Securities, Inc.	5,366,124	CNY	786,685	790,764	4,079
1/26/2010	JPMorgan Securities, Inc.	4,400,000	EUR	6,306,811	6,279,944	(26,867)
1/26/2010	UBS AG	2,500,000	EUR	3,583,415	3,589,725	6,310
3/17/2010	Goldman Sachs & Co.	17,756,000	EUR	25,448,253	25,791,566	343,313
1/13/2010	Deutsche Bank Securities, Inc.	9,013,000	GBP	14,567,485	14,990,710	423,225
1/13/2010	Citibank	15,060,000	GBP	24,341,099	25,047,190	706,091
1/13/2010	Morgan Stanley & Co.	800,000	GBP	1,293,020	1,284,792	(8,228)
1/14/2010	JPMorgan Securities, Inc.	1,061,087,000	JPY	11,399,040	11,815,324	416,284
3/29/2010	JPMorgan Securities, Inc.	18,770,000,000	JPY	201,724,548	209,673,816	7,949,268

						$5,934,999

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CNY - China Yuan Renminbi

DKK - Danish Krone

EUR - Euro Dollar

GBP - Great Britain Pound

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MYR - Malaysian Ringgit

SGD - Singapore Dollar

TWD - New Taiwan Dollar

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Swap Agreements

Open interest rate swap agreements at December 31, 2009 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/17/2013	Citibank	USD	405,100,000	$22,101,243	$(4,660,100)	$26,761,343
Receive	3-Month USD-LIBOR	4.000%	12/17/2013	Morgan Stanley Capital Services, Inc.	USD	77,100,000	4,206,383	(759,499)	4,965,882
Receive	3-Month USD-LIBOR	3.000%	12/16/2010	Morgan Stanley Capital Services, Inc.	USD	307,200,000	6,970,890	6,440,688	530,202
Pay	AUD-BBR-BBSW	4.500%	6/15/2011	Morgan Stanley Capital Services, Inc.	AUD	200,500,000	(1,163,772)	191,774	(1,355,546)
Receive	BRL-PTAX (BRL09)	12.670%	1/4/2010	Merrill Lynch Capital Services, Inc.	BRL	50,600,000	5,471	—	5,471
Pay	BRL-PTAX (BRL09)	10.115%	1/2/2012	Morgan Stanley Capital Services, Inc.	BRL	295,300,000	(6,641,826)	(7,355,900)	714,074
Pay	BRL-PTAX (BRL09)	12.540%	1/2/2012	Merrill Lynch Capital Services, Inc.	BRL	80,800,000	746,071	(443,165)	1,189,236
Pay	BRL-PTAX (BRL09)	12.610%	1/4/2010	Morgan Stanley Capital Services, Inc.	BRL	251,200,000	27,159	195,963	(168,804)
Pay	BRL-PTAX (BRL09)	12.540%	1/2/2012	Morgan Stanley Capital Services, Inc.	BRL	90,500,000	835,637	(503,219)	1,338,856
Receive	IRS EUR 6ME DUB	3.000%	6/16/2015	Deutsche Bank AG New York	EUR	319,000,000	(1,953,666)	541,538	(2,495,204)
Receive	IRS EUR 6ME GLM	3.000%	6/16/2015	Goldman Sachs International	EUR	39,200,000	(240,074)	70,571	(310,645)
Pay	ZCS BRL CDI GLM	10.835%	1/2/2012	Goldman Sachs International	BRL	27,600,000	(302,711)	26,466	(329,177)

							$24,590,805	$(6,254,883)	$30,845,688

Open credit default swap agreements buy protection at December 31, 2009 were as follows:

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection(a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2009(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CAN Financial Corp. 5.850%, due 12/15/2014	(0.630%)	12/20/2014	Bank of America, N.A.	2.347%	$5,000,000	$393,790	$—	$393,790
CenturyTel, Inc. 6.000%, due 04/01/2017	(0.595%)	6/20/2017	Bank of America, N.A.	1.112%	5,000,000	143,887	—	143,887
Con-Way, Inc. 7.250%, due 01/15/2018	(1.834%)	3/20/2018	Bank of America, N.A.	1.460%	10,000,000	(250,819)	—	(250,819)
Kraft Foods, Inc. 6.125%, due 02/01/2018	(1.20%)	3/20/2018	Citibank	0.997%	5,000,000	(94,392)	—	(94,392)
Covidien, Ltd. 6.000%, due 10/15/2017	(0.500%)	12/20/2017	Bank of America, N.A.	0.443%	2,600,000	(4,825)	—	(4,825)
CSX Corp. 6.125%, due 03/15/2018	(1.650%)	3/20/2018	Goldman Sachs International	0.540%	10,000,000	(803,754)	—	(803,754)
Health Care Property Investors, Inc. 5.950%, due 09/15/2011	(0.460%)	9/20/2011	JPMorgan Chase Bank	1.233%	4,200,000	54,282	—	54,282
Health Care Property Investors, Inc. 6.700%, due 01/30/2018	(1.227%)	3/20/2018	Bank of America, N.A.	1.625%	7,500,000	224,647	—	224,647
Liberty Mutual Group, Inc. 5.750%, due 03/15/2014	(0.680%)	3/20/2014	Bank of America, N.A.	1.766%	5,750,000	221,645	—	221,645
Limited Brands, Inc. 6.900%, due 07/15/2017	(2.290%)	9/20/2017	Bank of America, N.A.	2.316%	10,000,000	59,449	—	59,449
Limited Brands, Inc. 6.900%, due 07/15/2017	(3.113%)	9/20/2017	Morgan Stanley Capital Services, Inc.	2.316%	5,000,000	(224,697)	—	(224,697)
NiSource Finance Corp. 5.250%, due 09/15/2017	(1.170%)	9/20/2017	Citibank	1.250%	7,500,000	30,022	—	30,022
NiSource Finance Corp. 5.400%, due 07/15/2014	(0.650%)	9/20/2014	Morgan Stanley Capital Services, Inc.	1.056%	10,000,000	190,748	—	190,748
Omnicom Group, Inc. 5.900%, due 04/15/2016	(0.940%)	6/20/2016	Citibank	0.670%	5,000,000	(78,155)	—	(78,155)
Pearson Dollar Financial Plc 5.700%, due 06/01/2014	(0.760%)	6/20/2014	Morgan Stanley Capital Services, Inc.	0.443%	8,500,000	(111,121)	—	(111,121)
Pearson Dollar Financial Plc 5.700%, due 06/01/2014	(0.830%)	6/20/2014	JPMorgan Chase Bank	0.443%	5,000,000	(80,309)	—	(80,309)
R.R. Donnelley & Sons Co. 4.950%, due 04/01/2014	(1.030%)	6/20/2014	Bank of America, N.A.	1.555%	6,200,000	109,496	—	109,496
Rohm & Haas Holdings 6.000%, due 09/15/2017	(0.423%)	9/20/2017	Bank of America, N.A.	1.054%	8,500,000	323,847	—	323,847

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2009(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Sprint Nextel Corp. 6.000%, due 12/01/2016	(0.966%)	12/20/2016	Bank of America, N.A.	4.068%	$11,250,000	$1,797,821	$—	$1,797,821
Western Union Company (The) 5.930%, due 10/01/2016	(0.795%)	12/20/2016	Bank of America, N.A.	0.554%	10,000,000	(190,133)	—	(190,133)

						$1,711,429	$—	$1,711,429

Credit Default Swaps on Indices - Buy Protection(a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2009(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.12	(5.000%)	6/20/2014	Deutsche Bank Securities, Inc.	4.787%	$846,000	$(5,814)	$106,808	$(112,622)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2009(2)	Notional Amount(3)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

American International Group, Inc. 6.250%, due 05/01/2036	5.000%	12/20/2013	Merrill Lynch International	5.829%	$5,000,000	$(127,639)	$(450,000)	$322,361

Ford Motor Credit Co. 7.000%, due 10/01/2013	3.800%	9/20/2010	Merrill Lynch International	2.250%	500,000	3,340	—	3,340

General Electric Capital Corp 5.625%, due 10/01/2013	4.000%	12/20/2013	Citibank	1.568%	3,600,000	320,733	—	320,733

General Electric Capital Corp. 5.625%, due 10/01/2013	4.000%	12/20/2013	Citibank	1.568%	20,800,000	1,853,126	—	1,853,126

General Electric Capital Corp. 5.625%, due 10/01/2013	6.950%	3/20/2013	Citibank	1.518%	375,000	61,890	—	61,890

General Electric Capital Corp. 5.625%, due 10/01/2013	4.850%	12/20/2013	Citibank	1.568%	9,100,000	1,096,647	—	1,096,647

General Electric Capital Corp. 5.625%, due 10/01/2013	4.325%	12/20/2013	Citibank	1.568%	10,200,000	1,031,275	—	1,031,275

General Electric Capital Corp. 5.625%, due 10/01/2013	4.200%	12/20/2013	Citibank	1.568%	21,900,000	2,113,024	—	2,113,024

Ford Motor Credit Company LLC 3.000%, due 06/16/2015	5.000%	12/20/2014	Citibank	4.395%	500,000	12,717	(10,783)	23,500

General Electric Capital Corp. 5.625%, due 10/01/2013	4.875%	12/20/2013	Citibank	1.568%	3,100,000	376,448	—	376,448

						$6,741,561	$(460,783)	$7,202,344

Credit Default Swaps on Credit Indices - Sell Protection(d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2009(3)	Notional Amount(3)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

CDX.NA.IG.9	0.550%	12/20/2017	JPMorgan Chase Bank	0.308%	1,928,998	$30,698	$—	$30,698

CDX.NA.IG.10	0.463%	6/20/2013	Goldman Sachs International	N/A	6,172,793	65,244	—	65,244

CDX.EM.12	5.000%	12/20/2014	Deutsche Bank Securities, Inc.	2.576%	4,400,000	466,615	439,300	27,315

						$562,557	$439,300	$123,257

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Swap Agreements - continued

AUD - Australian Dollar

BRL - Brazilian Real

EUR - Euro Dollar

USD - United States Dollar

HY - High Yield

IG - Investment Grade

NA - North America

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credut default swap agreements on corporate issuer or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payment required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occuring as defined under the terms of agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

11. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets,

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

12. Market, Credit and Counterparty Risk - continued

which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

13. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$447,577,455	$260,480,023	$91,728,216	$29,527,836	$539,305,671	$290,007,859

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$298,081,470	$34,499,340	$27,289,953	$—	$359,870,763

14. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

15. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PIMCO Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the PIMCO Total Return Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the PIMCO Total Return Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, three-, and five-year periods ended August 31, 2009. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the PIMCO Total Return Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the PIMCO Total Return Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

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Met Investors Series Trust Pioneer Fund Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Pioneer Fund Portfolio had a return of 23.89% for Class A Shares, versus 26.46% for its benchmark, the S&P 500 Index1.

Market Environment / Conditions

After dropping sharply in the first two months of 2009, the S&P 500 began a rally which lifted the index over 65% from its lows and produced a full-year return of 26.5%.

Over the full year, the best-performing sector in the S&P 500 was Information Technology, up 61%, followed by the Materials (+49%) and Consumer Discretionary (+42%) sectors. The other seven market sectors lagged the broad index, with the fourth-best sector, Industrials, returning 21% and the weakest, Telecom Services and Utilities, returning 9% and 12%, respectively.

Sharp sector rotation characterized the year. Strong relative performers in the first two months of the year and in the final quarter of the year tended to be companies with strong balance sheets, profitable operations, and dividends. In the second and third quarter, however, many companies which had been at great risk of going out of business if the economy did not recover—companies with weak balance sheets, no profits or dividends, and severely depressed stock prices—were among the best performers.

The emphasis on higher-quality companies which had served us so well in 2008 continued to add value in early 2009, but returns lagged the benchmark in the second and third quarters in a market rally led by stocks which had fallen sharply in the preceding bear market. The fourth quarter saw the stock market again post positive returns, with the Portfolio outperforming its benchmark as market leadership moving back to more profitable, less-leveraged companies.

As long-term, bottom-up investors, we did not attempt to reposition the Portfolio to catch the ebb and flow of investor sentiment during the year, but maintained our style throughout the year. We were active investors—25 new names were added to the Portfolio and 12 were eliminated—but our bottom-up security selection decisions didn’t result in dramatic Portfolio repositioning: sector “bets” relative to the benchmark at year-end 2008 were similar to at those at year-end 2009—overweighting the Industrials and Materials sectors and underweighting Information Technology and Financials.

Portfolio Review / Current Positioning

Both security selection and sector weighting decisions detracted from full-year 2009 return comparisons. Returns were hurt most by stock selection in the Financial Services sector and by the combination of an Information Technology underweight and stock selection within the sector. Stock selection in Consumer Staples, Industrials, and Materials, along with a Materials overweight, were notable positive performance drivers.

Results in the Financials sector were held back by our reluctance to own “TARP” financials (firms which received capital infusions from the government), which rallied in the summer, by our emphasis on lower-risk businesses like insurer Chubb, which did not participate in the 2009 rally, and by selected disappointments in regional banks we had hoped would be safe havens in a troubled market. In short, our security selection philosophy and disciplines were out of step with the market in this sector in 2009. Our below-market exposure to the market-leading Information Technology sector, which reflects our value style bias as much or more than our fundamental outlook, detracted from returns, as did lack of exposure to firms such as Apple, Google, and Corning, each up over 100% for the year.

Mining companies Rio Tinto and Freeport-McMoRan Copper & Gold each returned over 200% in 2009, rewarding our decision to retain our mining exposure through the recession. Similarly, results in the Industrials sector were powered by heavy equipment makers Deere, PACCAR, and Caterpillar and industrial conglomerates, United Technologies and 3M. Strong results in the Consumer Staples sector reflected individual successes such as drugstore chain Walgreen, food service company Sysco, and household products company Colgate-Palmolive, rather than a top-down thematic overlay.

Relative to the S&P 500 Index, we remain overweight in the Industrials and Materials sectors, emphasizing railroads, machinery, and mining companies. We remain underweight in Information Technology (more because of the sector’s high valuations than a negative fundamental view) and as well as in Financial Services, where we continue to emphasize companies that can stand on their own without government assistance.

John A. Carey, Executive Vice President and Portfolio Manager

Pioneer Investment Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing

1

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary* (continued)

management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Chevron Corp.	2.8%
Norfolk Southern Corp.	2.5%
Hewlett-Packard Co.	2.3%
Rio Tinto Plc (ADR)	2.2%
Reed Elsevier N.V. (ADR)	2.1%
Becton, Dickinson & Co.	2.1%
Chubb Corp. (The)	1.9%
Apache Corp.	1.9%
Target Corp.	1.8%
PACCAR, Inc.	1.8%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	21.8%
Cyclical	12.1%
Industrials	11.9%
Technology	11.1%
Financials	10.5%
Short-Term Investments	9.4%
Energy	9.1%
Basic Materials	7.0%
Communications	5.4%
Utilities	1.7%

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Pioneer Fund Portfolio managed by

Pioneer Investment Management, Inc. vs. S&P 500 Index1

	Average Annual Return/Cumulative Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year	Since Inception[3]
Pioneer Fund Portfolio—Class A	23.89%	-4.40%	1.43%	-0.14%	—
Class B	—	—	—	—	31.32%
S&P 500 Index[1]	26.46%	-5.63%	0.42%	-0.95%	—

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions for Class A. “Cumulative Return” is calculated for Class B, including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A shares is 02/04/1994. Inception of Class B shares is 04/28/2009.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.72%	$1,000.00	$1,220.70	$4.03
Hypothetical	0.72%	1,000.00	1,021.58	3.67

Class B
Actual	0.97%	$1,000.00	$1,218.80	$5.54
Hypothetical	0.97%	1,000.00	1,620.21	5.04

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Pioneer Fund Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 98.5%
Aerospace & Defense - 2.4%
General Dynamics Corp.	126,467	$8,621,255
Honeywell International, Inc.	37,756	1,480,035
United Technologies Corp.	113,451	7,874,634

		17,975,924

Auto Components - 2.2%
BorgWarner, Inc.(a)	91,009	3,023,319
Johnson Controls, Inc.	478,130	13,024,261

		16,047,580

Automobiles - 0.9%
Ford Motor Co.*	642,852	6,428,520

Beverages - 1.9%
Coca-Cola Co.	123,941	7,064,637
PepsiCo, Inc.	111,463	6,776,950

		13,841,587

Capital Markets - 5.3%
Bank of New York Mellon Corp.	169,347	4,736,636
Franklin Resources, Inc.	83,344	8,780,290
Morgan Stanley	178,824	5,293,190
Northern Trust Corp.	115,808	6,068,339
State Street Corp.	117,479	5,115,036
T. Rowe Price Group, Inc.(a)	177,980	9,477,435

		39,470,926

Chemicals - 3.0%
Air Products & Chemicals, Inc.	62,858	5,095,269
E.I. du Pont de Nemours & Co.	134,268	4,520,804
Ecolab, Inc.	97,751	4,357,740
Monsanto Co.	65,187	5,329,037
Praxair, Inc.	37,849	3,039,653

		22,342,503

Commercial Banks - 2.0%
PNC Financial Services Group, Inc.	85,692	4,523,681
U.S. Bancorp	225,721	5,080,980
Wells Fargo & Co.	158,069	4,266,282
Zions Bancorporation(a)	61,987	795,293

		14,666,236

Communications Equipment - 2.5%
Cisco Systems, Inc.*	221,808	5,310,083
Lumenis, Ltd.(a)	520	—
Motorola, Inc.*	122,900	953,704
Nokia Oyj (ADR)(a)	486,074	6,246,051
QUALCOMM, Inc.	60,300	2,789,478
Research In Motion, Ltd.*	43,478	2,936,504

		18,235,820

Security Description	Shares	Value

Computers & Peripherals - 3.8%
Apple, Inc.*	14,104	$2,973,969
EMC Corp.*	172,242	3,009,068
Hewlett-Packard Co.	332,090	17,105,956
International Business Machines Corp.	38,921	5,094,759

		28,183,752

Diversified Financial Services - 1.5%
Bank of America Corp.	140,100	2,109,906
CME Group, Inc.	12,972	4,357,943
JPMorgan Chase & Co.	118,444	4,935,562

		11,403,411

Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	124,898	4,137,871

Electric Utilities - 1.3%
FirstEnergy Corp.	66,722	3,099,237
PPL Corp.	73,934	2,388,808
Southern Co.	122,695	4,088,197

		9,576,242

Electrical Equipment - 1.3%
Emerson Electric Co.	136,577	5,818,180
Rockwell Automation, Inc.(a)	80,480	3,780,951

		9,599,131

Energy Equipment & Services - 0.9%
Schlumberger, Ltd.	101,527	6,608,392

Food & Staples Retailing - 3.9%
CVS Caremark Corp.	144,786	4,663,557
Sysco Corp.	216,370	6,045,378
Wal-Mart Stores, Inc.	92,439	4,940,864
Walgreen Co.	357,190	13,116,017

		28,765,816

Food Products - 6.0%
Campbell Soup Co.(a)	140,397	4,745,419
General Mills, Inc.	103,725	7,344,767
H.J. Heinz Co.	188,128	8,044,353
Hershey Co. (The)(a)	237,619	8,504,384
Kellogg Co.	95,180	5,063,576
Kraft Foods, Inc.-Class A	264,600	7,191,828
Nestle S.A.	74,297	3,605,548

		44,499,875

Health Care Equipment & Supplies - 7.6%
Alcon, Inc.	45,289	7,443,247
Baxter International, Inc.	88,684	5,203,977
Becton, Dickinson & Co.	192,870	15,209,728
C.R. Bard, Inc.	117,370	9,143,123
Covidien Plc	66,393	3,179,561

See accompanying notes to financial statements.

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Pioneer Fund Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Health Care Equipment & Supplies - continued
Medtronic, Inc.	101,518	$4,464,762
St. Jude Medical, Inc.*	190,385	7,002,360
Stryker Corp.	96,485	4,859,950

		56,506,708

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corp.	37,898	2,366,351
Yum! Brands, Inc.	28,441	994,582

		3,360,933

Household Products - 2.1%
Clorox Co. (The)	37,945	2,314,645
Colgate-Palmolive Co.	158,439	13,015,764

		15,330,409

Industrial Conglomerates - 1.2%
3M Co.	78,827	6,516,628
General Electric Co.	163,800	2,478,294

		8,994,922

Insurance - 2.5%
Chubb Corp. (The)	292,796	14,399,707
Travelers Cos., Inc. (The)	79,214	3,949,610

		18,349,317

IT Services - 1.7%
Automatic Data Processing, Inc.	143,029	6,124,502
DST Systems, Inc.*(a)	71,638	3,119,835
Fiserv, Inc.*	67,559	3,275,260

		12,519,597

Machinery - 4.7%
Caterpillar, Inc.(a)	130,181	7,419,015
Deere & Co.	159,094	8,605,395
Illinois Tool Works, Inc.	52,762	2,532,048
PACCAR, Inc.(a)	370,395	13,434,227
Parker Hannifin Corp.	56,207	3,028,433

		35,019,118

Media - 3.2%
McGraw-Hill Cos., Inc. (The)	249,399	8,357,360
Reed Elsevier N.V. (ADR)(a)	631,455	15,407,502

		23,764,862

Security Description	Shares	Value

Metals & Mining - 4.6%
Alcoa, Inc.	394,856	$6,365,079
BHP Billiton, Ltd. (ADR)(a)	54,229	4,152,857
Freeport-McMoRan Copper & Gold, Inc.*	93,444	7,502,619
Rio Tinto Plc (ADR)	76,011	16,372,009

		34,392,564

Multi-Utilities - 0.5%
Public Service Enterprise Group, Inc.	120,472	4,005,694

Multiline Retail - 2.6%
Nordstrom, Inc.	146,081	5,489,724
Target Corp.	280,557	13,570,542

		19,060,266

Office Electronics - 1.3%
Canon, Inc. (ADR)(a)	229,803	9,725,263

Oil, Gas & Consumable Fuels - 9.0%
Apache Corp.	136,635	14,096,633
Chevron Corp.	272,071	20,946,747
ConocoPhillips Co.	144,175	7,363,017
CONSOL Energy, Inc.	51,515	2,565,447
Exxon Mobil Corp.	123,042	8,390,234
Hess Corp.	40,000	2,420,000
Marathon Oil Corp.	186,440	5,820,657
Royal Dutch Shell Plc (ADR)	83,548	5,022,070

		66,624,805

Personal Products - 0.5%
Estee Lauder Cos., Inc. (The)-Class A	69,346	3,353,573

Pharmaceuticals - 4.8%
Abbott Laboratories	195,649	10,563,090
Eli Lilly & Co.	104,090	3,717,054
Johnson & Johnson	78,608	5,063,141
Merck & Co., Inc.	100,310	3,665,327
Pfizer, Inc.	163,735	2,978,340
Teva Pharmaceutical Industries, Ltd. (ADR)	168,773	9,481,667

		35,468,619

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value
Road & Rail - 5.1%
Burlington Northern Santa Fe Corp.	93,228	$9,194,145
Canadian National Railway Co.	151,671	8,244,836
CSX Corp.	26,350	1,277,711
Norfolk Southern Corp.	357,106	18,719,497

		37,436,189

Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	220,090	6,950,442
Applied Materials, Inc.	303,822	4,235,279
Intel Corp.	326,293	6,656,377
Texas Instruments, Inc.	295,645	7,704,509

		25,546,607

Software - 1.4%
Adobe Systems, Inc.*	151,521	5,572,942
Microsoft Corp.	158,208	4,823,762
Rovi Corp.*	224	7,139

		10,403,843

Specialty Retail - 1.4%
Lowe’s Cos., Inc.	286,056	6,690,850
Staples, Inc.	153,795	3,781,819

		10,472,669

Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	170,634	6,233,260

Total Common Stocks (Cost $591,630,014)		728,352,804

Convertible Preferred Stock - 0.1%
Diversified Financial Services - 0.1%
Bank of America Corp. 10.000%, due 12/31/49(b)* (Cost - $280,500)	18,700	279,004

Security Description	Shares/Par Amount	Value

Short-Term Investments - 10.2%
Mutual Funds - 8.8%
State Street Navigator Securities Lending Prime Portfolio(c)	65,513,504	$65,513,504

Repurchase Agreement - 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $10,158,006 on 01/04/10 collateralized by $10,300,000 Federal National Mortgage Association at 3.000% due 05/12/14 with a value of $10,364,375.	$10,158,000	10,158,000

Total Short-Term Investments (Cost $75,671,504)		75,671,504

Total Investments - 108.8% (Cost $667,582,018)		804,303,312

Other Assets and Liabilities (net) - (8.8)%		(65,015,761)

Net Assets - 100.0%		$739,287,551

*	Non-income producing security.
(a)	All or portion of security is on loan.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(c)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,975,924	$—	$—	$17,975,924
Auto Components	16,047,580	—	—	16,047,580
Automobiles	6,428,520	—	—	6,428,520
Beverages	13,841,587	—	—	13,841,587
Capital Markets	39,470,926	—	—	39,470,926
Chemicals	22,342,503	—	—	22,342,503
Commercial Banks	14,666,236	—	—	14,666,236
Communications Equipment	18,235,820	—	—	18,235,820
Computers & Peripherals	28,183,752	—	—	28,183,752
Diversified Financial Services	11,403,411	—	—	11,403,411
Diversified Telecommunication Services	4,137,871	—	—	4,137,871
Electric Utilities	9,576,242	—	—	9,576,242
Electrical Equipment	9,599,131	—	—	9,599,131
Energy Equipment & Services	6,608,392	—	—	6,608,392
Food & Staples Retailing	28,765,816	—	—	28,765,816
Food Products	40,894,327	3,605,548	—	44,499,875
Health Care Equipment & Supplies	56,506,708	—	—	56,506,708
Hotels, Restaurants & Leisure	3,360,933	—	—	3,360,933
Household Products	15,330,409	—	—	15,330,409
Industrial Conglomerates	8,994,922	—	—	8,994,922
Insurance	18,349,317	—	—	18,349,317
IT Services	12,519,597	—	—	12,519,597
Machinery	35,019,118	—	—	35,019,118
Media	23,764,862	—	—	23,764,862
Metals & Mining	34,392,564	—	—	34,392,564
Multi-Utilities	4,005,694	—	—	4,005,694
Multiline Retail	19,060,266	—	—	19,060,266
Office Electronics	9,725,263	—	—	9,725,263
Oil, Gas & Consumable Fuels	66,624,805	—	—	66,624,805
Personal Products	3,353,573	—	—	3,353,573
Pharmaceuticals	35,468,619	—	—	35,468,619
Road & Rail	37,436,189	—	—	37,436,189
Semiconductors & Semiconductor Equipment	25,546,607	—	—	25,546,607
Software	10,403,843	—	—	10,403,843
Specialty Retail	10,472,669	—	—	10,472,669
Textiles, Apparel & Luxury Goods	6,233,260	—	—	6,233,260
Total Common Stocks	724,747,256	3,605,548	—	728,352,804

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Description	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock
Diversified Financial Services	$279,004	$—	$—	$279,004
Short-Term Investments
Mutual Funds	65,513,504	—	—	65,513,504
Repurchase Agreement	—	10,158,000	—	10,158,000
Total Short-Term Investments	65,513,504	10,158,000	—	75,671,504
TOTAL INVESTMENTS	$790,539,764	$13,763,548	$—	$804,303,312

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Change in Unrealized Depreciation	Net Purchases	Balance as of December 31, 2009
Common Stock
Communications Equipment	$—	$(832)	$832	$—
Total	$—	$(832)	$832	$—

See accompanying notes to financial statements.

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Pioneer Fund Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$794,145,312
Repurchase Agreement	10,158,000
Cash	37,248
Receivable for shares sold	263,857
Dividends receivable	1,037,677
Interest receivable	2

Total assets	805,642,096

Liabilities
Payables for:
Shares redeemed	421,166
Collateral for securities loaned	65,513,504
Accrued Expenses:
Management fees	391,987
Distribution and service fees - Class B	4,653
Administration fees	4,215
Custodian and accounting fees	3,122
Deferred trustees’ fees	10,739
Other expenses	5,159

Total liabilities	66,354,545

Net Assets	$739,287,551

Net Assets Represented by
Paid in surplus	$787,225,844
Accumulated net realized loss	(191,562,687)
Unrealized appreciation on investments and foreign currency transactions	136,721,434
Undistributed net investment income	6,902,960

Net Assets	$739,287,551

Net Assets
Class A	$716,993,630

Class B	22,293,921

Capital Shares Outstanding
Class A	58,382,268

Class B	1,828,045

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.28

Class B	12.20

(a)	Identified cost of investments, excluding repurchase agreement, was $657,424,018.
(b)	Includes securities loaned at value of $64,072,749.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$10,281,422
Interest (b)	146,144

Total investment income	10,427,566

Expenses
Management fees	2,915,132
Administration fees	33,646
Deferred Expense Reimbursement	66,176
Custodian and accounting fees	56,239
Distribution and service fees - Class B	31,588
Audit and tax services	30,328
Legal	68,303
Trustees’ fees and expenses	22,763
Shareholder reporting	85,409
Insurance	5,414
Miscellaneous	8,055

Total expenses	3,323,053
Less management fee waiver	(82,973)
Less broker commission recapture	(4,624)

Net expenses	3,235,456

Net investment income	7,192,110

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(47,947,242)
Futures contracts	11,127
Foreign currency transactions	(1,909)

Net realized loss on investments, futures contracts and foreign currency transactions	(47,938,024)

Net change in unrealized appreciation on:
Investments	196,688,031
Foreign currency transactions	186

Net change in unrealized appreciation on investments and foreign currency transactions	196,688,217

Net realized and unrealized gain on investments, futures and foreign currency transactions	148,750,193

Net Increase in Net Assets from Operations	$155,942,303

(a)	Net of foreign withholding taxes of $137,510.
(b)	Includes net income on securities loaned of $145,481.

See accompanying notes to financial statements.

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Pioneer Fund Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$7,192,110	$672,053
Net realized loss on investments, futures contracts and foreign currency transactions	(47,938,024)	(1,297,823)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	196,688,217	(15,524,138)

Net increase (decrease) in net assets resulting from operations	155,942,303	(16,149,908)

Distributions to Shareholders
From net investment income
Class A	(956,248)	(433,431)
Class B	—	—
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(956,248)	(433,431)

Capital Share Transactions
Proceeds from shares sold
Class A	353,176,591	20,035,026
Class B	3,816,255	—
Net asset value of shares issued through acquisition
Class A	207,564,877	—
Class B	52,705,210	—
Net asset value of shares issued through dividend reinvestment
Class A	956,248	433,431
Class B	—	—
Cost of shares repurchased
Class A	(35,160,541)	(10,061,232)
Class B	(38,666,721)	—

Net increase in net assets from capital share transactions	544,391,919	10,407,225

Net Increase (Decrease) in Net Assets	699,377,974	(6,176,114)
Net assets at beginning of period	39,909,577	46,085,691

Net assets at end of period	$739,287,551	$39,909,577

Undistributed net investment income at end of period	$6,902,960	$675,412

See accompanying notes to financial statements.

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Pioneer Fund Portfolio

Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.13	$15.23	$14.63	$12.75	$12.03

Income (Loss) from Investment Operations
Net investment income(a)	0.18	0.21	0.15	0.13	0.13
Net realized/unrealized gain (loss) on investments	2.17	(5.17)	0.58	1.89	0.59

Total from investment operations	2.35	(4.96)	0.73	2.02	0.72

Less Distributions
Dividends from net investment income	(0.20)	(0.14)	(0.13)	(0.14)	—
Distributions from net realized capital gains	—	—	—	—	—

Total distributions	(0.20)	(0.14)	(0.13)	(0.14)	—

Net Asset Value, End of Period	$12.28	$10.13	$15.23	$14.63	$12.75

Total Return	23.89%	(32.84)%	5.01%	15.92%	5.99%
Ratio of expenses to average net assets after reimbursement	0.72%	0.96%	0.97%	1.09%	1.01%
Ratio of expenses to average net assets before reimbursement and rebates	0.74%	1.04%	0.99%	1.22%	1.01%
Ratio of net investment income to average net assets	1.63%	1.61%	0.95%	0.98%	1.03%
Portfolio turnover rate	41.2%	14.3%	18.2%	28.5%	16.0%
Net assets, end of period (in millions)	$717.0	$39.9	$46.1	$43.7	$46.0

	Class B
	For the Period Ended December 31, 2009(b)

Net Asset Value, Beginning of Period	$9.29

Income (Loss) from Investment Operations
Net investment income(a)	0.10
Net realized/unrealized gain on investments	2.81

Total from investment operations	2.91

Less Distributions
Dividends from net investment income	—
Distributions from net realized capital gains	—

Total distributions	—

Net Asset Value, End of Period	$12.20

Total Return	31.32%
Ratio of expenses to average net assets after reimbursement	0.97	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.99	%*
Ratio of net investment income to average net assets	1.34	%*
Portfolio turnover rate	41.2%
Net assets, end of period (in millions)	$22.3

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2009.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

13

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

14

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pioneer Investment Management, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$2,915,132	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.60%	$500 Million to $2 Billion

	0.55%	Over $2 Billion

Effective May 1, 2009, the Adviser reduced the advisory fee it charges to the Manager for managing the Portfolio. This fee change reduced the advisory fee charged on the Portfolio’s average daily net assets. In connection with this change in the advisory fee, the Manager agreed, at certain asset levels, to waive a portion of the management fee chargeable to the Portfolio.

Prior to May 1, 2009, the management fee for the Portfolio was 75 basis points for the first $250 Million, 70 basis points for the next $250 Million, 67.5 basis points for the next $500 Million, 65 basis points for the next $1 Billion and 60 basis points for assets over $2 Billion. The management fee earned for the period January 1, 2009 through April 30, 2009 was $97,632.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

1.00%	1.25%

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

15

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

The following amount was repaid to the Manager in accordance with the Expense Limitation Agreement during the period ended December 31, 2009:                    $66,176

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Shares Issued in Connection with Acquisition	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	3,941,206	36,043,413	21,509,314	102,933	(3,214,598)	54,441,062	58,382,268
12/31/2008	3,025,438	1,673,928	—	29,626	(787,786)	915,768	3,941,206

Class B

4/28/2009-6/30/2009	—	339,353	5,490,126	—	(4,001,434)	1,828,045	1,828,045

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$356,974,900	$—	$177,734,407

The purchase and sales amounts exclude transition trades related to the merger of $36,635,389 and $11,691,947, respectively.

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$672,890,000	$140,099,548	$(8,686,236)	$131,413,312

16

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period ended April 30 - May 1, 2009, the Portfolio had 237 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $11,127 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$64,072,749	$65,513,504	$83,568	$65,597,072

*	The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Acquisitions

At close of business on May 1, 2009, the Portfolio with aggregate Class A and Class B net assets of $288,986,630 and $1,033 respectively, acquired all of the assets and liabilities of Capital Guardian U.S. Equity Fund of the Metropolitan Series Fund, Inc. (“Capital Guardian”). The acquisition was accomplished by a tax-free exchange of 21,509,314 Class A shares of the Portfolio (valued at $207,564,877) for 33,157,940 Class A shares of Capital Guardian and 5,490,126 Class B shares of the Portfolio (valued at $52,705,210) for 8,440,147 of Class B shares of Capital Guardian. Capital Guardian then distributed the shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Capital Guardian equity had experienced a significant decline in assets, which, if it continued, would affect

17

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

10. Acquisitions - continued

the Portfolio’s ability to maintain certain operational efficiencies. Capital Guardian’s net assets on May 1, 2009, were $207,564,877 and $52,705,210 for Class A and Class B, respectively, including investments valued at $260,152,339 with a cost basis of $317,371,775. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Capital Guardian were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $139,351,745 in capital loss carryforwards from Capital Guardian.

The net assets immediately after the acquisition were $549,257,750, which included $57,219,436 of acquired unrealized depreciation and $500,176 of acquired undistributed net investment income.

Assuming the acquisition had been completed on January 1, 2009, the Portfolio’s pro-forma results of operations for the year ended December 31, 2009 are as follows:

(Unaudited)
Net Investment income	$8,385,106	(a)
Net realized and unrealized gain (loss) on investments
futures contracts and foreign currency	59,249,881	(b)

Net increase (decrease) in assets from operations	$67,634,987

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Capital Guardian that have been included in the Portfolio’s Statement of Operations since May 1, 2009.

(a)	$7,192,110 as reported plus $500,176 Capital Guardian pre-merger, plus $66,238 in lower Advisory fees, plus $88,047 of pro-forma eliminated other expenses.

(b)	$148,750,193 as reported plus $(89,500,312) Capital Guardian pre-merger.

11. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$956,248	$433,431	$—	$—	$956,248	$433,431

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$6,913,699	$—	$131,413,452	$(186,254,705)	$(47,927,554)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2010	Expiring 12/31/2011		Expiring 12/31/2015		Expiring 12/31/2016		Expiring 12/31/2017	Total

$8,376,227*	$1,284,282	*	$89,242,664	**	$43,082,756	**	$44,268,776	$186,254,705

18

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

11. Income Tax Information - continued

* On May 1, 2006, the Pioneer Fund Portfolio, a series of The Travelers Series Trust, was reorganized into the Portfolio. The Portfolio acquired capital losses which are subject to an annual limitation of $1,630,787.

** The Portfolio acquired capital losses in the merger with Capital Guardian on May 1, 2009.

12. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

13. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

19

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Pioneer Fund Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Fund Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Pioneer Fund Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

24

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Pioneer Fund Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the same periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

25

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Pioneer Fund Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Expense Universe median. The Board also considered that the Portfolio’s actual management fees were equal to the Sub-advised Expense Universe median and that total expenses were above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is contractually obligated to waive fees and/or reimburse expenses so that the Portfolio’s total annual operating expenses are capped. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint, effective May 1, 2009. The Board also noted that effective May 1, 2009, the Adviser began waiving an additional portion of its advisory fee on assets over $2 billion in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

26

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Pioneer Fund Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

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Met Investors Series Trust Pioneer Strategic Income Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Pioneer Strategic Income Portfolio had a return of 33.09% and 32.76% for Class A and E Shares, respectively, versus 8.60% for its benchmark, the Barclays Capital U.S. Universal Index1.

Market Environment / Conditions

Pioneer began 2009 with the view that the credit markets offered perhaps a once in a lifetime investment opportunity with spreads at 5 to 6 standard deviations wide to long-term averages. In addition, with an unprecedented level of government stimulus—in the form of a 0% federal funds rate, a $2 trillion federal reserve balance sheet, and the $787 billion fiscal stimulus package—supporting the banking system, the financial markets and the economy, Pioneer believed credit markets could rebound from their massive sell-off in 2008. These attractive valuations and this “wall of liquidity” led Pioneer to position the Portfolio at the beginning of the year with a significant overweight to credit markets, including investment grade and high yield corporates. Within the investment grade exposure, the Portfolio held overweights in subordinated paper of high quality banks, which had been deemed “too big to fail” by the Treasury, and in BBBs and utilities, which offered attractive value. The Portfolio had overweights to energy and basic materials in the high yield exposure, to take advantage of rising commodities prices in the wake of strong growth in emerging markets. Finally, the Portfolio began increasing the non-Agency Mortgage Backed Securities/Asset Backed Securities (MBS)/ABS) exposure, the values of which reflected what Pioneer believed to be overly pessimistic assumptions regarding default and recovery rates. The overweight in credit markets was counterbalanced by the Portfolio’s very low (3%) allocation in U.S. Treasuries, which had become extremely rich at the end of 2008, minimal exposure to agencies, including Fannie Mae and Freddie Mac, whose prices were artificially supported by government sponsorship, and modest underweight to Agency mortgages. The Portfolio held a short duration position relative to its benchmark, anticipating a sell-off in Treasuries, as well as a yield curve steepener, to capitalize on the anchoring of the short end with the 0% federal funds rate and anticipated increased inflation expectations on the long end, given the unprecedented level of government stimulus. The Portfolio held small positions in non-U.S. dollar currencies, focusing on the Australian dollar and the Norwegian krone, whose economies had significant exposure to commodities.

Once the banks began to heal, aided by Federal Reserve and fiscal programs to support the housing, mortgage and securitized markets, and economic data became increasingly encouraging, investors returned to the credit markets and our positions outperformed. As Treasuries sold off, and credit assets rallied to only one-half to one standard deviations wide to long-term averages by year-end, the Portfolio’s treasury exposure was increased to approximately 9%, which continued to represent a substantial underweight to our benchmark. In addition, the Portfolio continued to reduce its Agency mortgage exposure, as spreads in that market narrowed, with the Federal Reserve purchasing all new mortgage production. We began increasing our investment in floating rate bank loans, positioning ourselves for an eventual increase in short term rates.

The Portfolio’s overweight to credit and underweight to governments, as well as its duration and yield curve positioning led to significant outperformance for the year. Treasuries gave back half of their 2008 gains in 2009 (for the worst year for Treasuries over the past 10 years): the 10 year Treasury lost -9.8% as yields increased from 2.25% to 3.84%. The yield curve steepened to record levels. Meanwhile, corporate credit, including investment grade and high yield bonds and loans, led all other U.S. fixed income markets in posting record returns. These returns represented over twice 2008 losses. Investment grade corporates returned 19.8% compared to their (-6.8%) loss in 2008; high yield returned 57.5%, compared to its (-26.4%) loss in 2008. Investment grade spreads declined from 604 bps to 190 bps, while high yield spreads fell from 1812 bps to 639 bps at year end. Low quality outperformed: within the investment grade corporate universe, the Portfolio’s overweight to BBBs benefited, as BBBs returned 31% compared to AAs and As at 9% and 16%, respectively. The Portfolio’s small allocations to bank loans and convertibles benefited, as bank loans returned 53.8% and high yield convertibles delivered 82.3% returns.

The underweight to Agency mortgages helped performance as well. Agency mortgages produced positive returns of 5.89%, as spreads declined from 145 bps to 18 bps, benefiting from the $1.1 trillion in purchases by the Federal Reserve. Their returns paled in comparison, however, to the corporate credit markets. The Portfolio did not have significant investment in the credit cards, auto loans, or CMBS markets during the year, which rallied dramatically upon their inclusion in the Term Asset-Backed Securities Loan Facility (TALF) and Public-Private Investment Program (PPIP) programs. Collateralized Mortgage-Backed Securities (CMBS) returned 28%, and cards and autos delivered 30% and 26% returns, respectively. One of the few markets other than Treasuries that lost value over the year was the floating rate non-Agency mortgage and residential ABS market, which declined (-3%). While the Portfolio held an overweight to non-agencies, these issues returned approximately 20% over the year, due to highly selective positioning, generally in the senior-most tranches of the deals.

The small non-dollar positions in the Portfolio, including those that focused on currencies with commodities exposure, helped performance, as did the euro position, which the Portfolio had modestly increased over the year, after the euro sold off in the later part of 2008. The U.S. dollar fell (-5.9%) on a trade-weighted basis in 2009. It declined most dramatically against currencies of countries with commodities exposure, such as the Brazilian real (-33%), the Australian dollar (-27%) and the Norwegian krone (-20%). The dollar lost -2.7% against the Euro but rose 2.5% against the Yen.

Portfolio Review / Current Positioning

The Pioneer Strategic Income Portfolio returned 33.09% vs. the Barclays Capital U.S. Universal Index return of 8.60%. Outperformance was primarily attributable to asset allocation, particularly to the

1

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary* (continued)

approximate 39% overweight to high yield corporates. The overweight to all corporates, and security selection primarily within financials and industrials, further lifted performance. The 21% underweight to Agency MBS contributed and the 24% underweight to Treasury and government issues contributed to performance, as did the slightly short duration and yield curve positioning. The non-Agency structured securities allocation helped performance as well. The small non-USD currency allocation contributed to performance, benefiting in particular from the Australian dollar and Norwegian Krone positions. Securities contributing to performance included Goldman Sachs, Glencore Funding, Vedanta Resources, Univision, and Lottomatica. Securities detracting from performance included a Countrywide ABS issue, CIT group, a GSAMP RMBS issue, a Lehman XS Trust RMBS issue, and Citigroup perpetual preferred.

The Portfolio is positioned with an overweight to credit and an underweight to government issues, given increasing levels of debt/GDP among developed countries. The Portfolio is increasing its exposure to floating rate instruments, in light of the potential for higher yields, including bank loans, and selectively in non-Agency MBS. In addition, the Portfolio continues to invest in lower quality investment grade corporates, particularly in banking and insurance issues, where we still find value, as well as in BB-B quality high yield. We believe the credit markets are near fair value; high yield is still slightly cheap, however, to long-term averages. The Portfolio holds a small position in the euro and the yen relative to historic levels, because these currencies now appear overvalued relative to the dollar.

Even though monetary and fiscal stimulus represents a serious inflation risk over the medium term and the Portfolio has consequently been positioned with slightly short duration, we have removed the yield curve steepener, because the difference between short and long term interest rates already largely reflects and discounts the risk of an increase in interest rates and higher inflation.

Kenneth J. Taubes,

Portfolio Manager

Pioneer Investment Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
U.S. Treasury Bond (4.500%, due 08/15/2039)	1.8%
U.S. Treasury Note (3.125%, due 05/15/2019)	1.5%
Federal National Mortgage Assoc.(6.000%, due 07/01/2038)	1.0%
France Government Bond OAT (3.750%, due 04/25/2017)	1.0%
Federal Home Loan Mortgage Corp.(5.000%, due 12/01/2039)	1.0%
U.S. Treasury Bond (4.500%, due 05/15/2038)	0.8%
Goldman Sachs Capital II (5.793%, due 12/29/2049)	0.7%
U.S. Treasury Inflation Index Note (2.500%, due 07/15/2016)	0.7%
JPMorgan Chase & Co. (7.900%, due 04/29/2049)	0.7%
U.S. Treasury Note (4.500%, due 11/15/2010)	0.7%

Top Sectors

Percent of Portfolio Market Value
Domestic Bonds & Debt Securities	51.8%
U. S. Government & Agency Obligations	17.7%
Asset-Backed Securities	9.6%
Foreign Bonds & Debt Securities	4.9%
Loan Participation	4.8%
Short-Term Investments	4.6%
Convertible Bonds	4.4%
Municipals	0.8%
Common Stocks	0.7%
Convertible Preferred Stocks	0.6%

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Pioneer Strategic Income Portfolio

Pioneer Strategic Income Portfolio managed by

Pioneer Investment Management, Inc. vs. Barclays Capital U.S. Universal Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	10 Year	Since Inception[3]
Pioneer Strategic Income Portfolio—Class A	33.09%	8.20%	6.90%	7.37%	—
Class E	32.76%	—	—	—	9.48%
Barclays Capital U.S. Universal Index[1]	8.60%	5.80%	5.01%	6.44%	—

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Bond Index, the U.S. High Yield Corporate index, the Investment Grade 144A index, the Eurodollar Index, the U.S. Emerging markets index and the non-ERISA portion of the Commercial Mortgage Backed Securities Index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 6/16/94. Inception of the Class E shares is 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.66%	$1,000.00	$1,143.00	$3.51
Hypothetical	0.66%	1,000.00	1,021.93	3.31

Class E
Actual	0.81%	$1,000.00	$1,142.40	$4.37
Hypothetical	0.81%	1,000.00	1,021.12	4.13

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Municipals - 0.8%
California State University Revenue, Systemwide, Series A 5.000%, due 11/01/39	$1,502,000	$1,481,272
Charlotte Special Facilities Revenue, Refunding Charlotte/Douglas International Airport 5.600%, due 07/01/27	1,000,000	650,630
Connecticut State Health & Educational, Facility Authority Revenue, Yale University, Series Z-1 5.000%, due 07/01/42	1,451,000	1,513,785
New Jersey Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc., Project
6.250%, due 09/15/29	463,000	400,893
7.000%, due 11/15/30(a)	117,000	111,454
Wisconsin State General Reserve 5.750%, due 05/01/33	134,000	146,520

Total Municipals (Cost $3,972,591)		4,304,554

Asset-Backed Securities - 9.7%
ACE Securities Corp. 0.831%, due 12/25/34(a)	578,893	399,006
Aegis Asset Backed Securities Trust 2.706%, due 01/25/34(a)	141,179	67,852
Alfa Diversified Payment Rights Finance Co. 2.154%, due 12/15/11(144A)(a)(b)	588,000	538,011
American Tower Trust 5.957%, due 04/15/37(144A)(b)	1,082,000	1,093,063
Ameriquest Mortgage Securities, Inc. 4.909%, due 10/25/33(a)	25,000	5,645
Asset Backed Funding Certificates 0.291%, due 01/25/37(a)	305,591	294,255
Asset Backed Securities Corp. Home Equity 0.671%, due 04/25/35(a)	177,000	164,763
Banc of America Alternative Loan Trust 5.500%, due 09/25/33	1,188,005	1,185,554
Banc of America Mortgage Securities, Inc.
4.750%, due 10/25/20	1,470,417	1,427,779
5.750%, due 01/25/35	429,326	424,630
Bayview Commercial Asset Trust 0.591%, due 04/25/34(144A)(a)(b)	820,924	594,738

Security Description	Par Amount	Value

Asset-Backed Securities - continued
BCAP LLC Trust 5.000%, due 11/25/36	$1,000,000	$988,437
Bear Stearns Asset Backed Securities Trust 0.361%, due 10/25/36(a)	733,479	633,675
Carrington Mortgage Loan Trust
0.721%, due 02/25/35(a)	265,876	243,674
0.631%, due 09/25/35(a)	286,850	241,707
0.341%, due 07/25/36(a)	931,623	838,450
0.331%, due 10/25/36(a)	913,200	697,859
0.351%, due 02/25/37(a)	503,443	445,366
0.331%, due 06/25/37(a)	290,892	251,661
Chase Commercial Mortgage Securities Corp. 8.149%, due 04/15/32(a)	393,000	391,078
Chase Mortgage Finance Corp. 5.500%, due 05/25/35- 05/25/37	2,580,424	2,366,497
Citicorp Mortgage Securities, Inc. 5.500%, due 04/25/35	900,000	858,797
Citigroup Mortgage Loan Trust, Inc. 0.381%, due 08/25/36(a)	511,511	369,908
Conseco Finance Securitizations Corp.
6.910%, due 05/01/33(a)	3,506	3,366
7.360%, due 09/01/33	2,489	2,515
6.681%, due 12/01/33(a)	113,138	111,965
Continental Airlines, Inc. 8.499%, due 05/01/11	114,856	109,687
Countrywide Alternative Loan Trust
5.000%, due 05/25/34	1,533,326	1,438,663
0.581%, due 09/25/35(a)	376,670	196,966
0.561%, due 10/25/35(a)	575,182	300,953
Countrywide Asset-Backed Certificates
0.651%, due 08/25/35(a)	1,414,406	1,303,198
0.741%, due 11/25/35(a)	1,065,000	888,814
5.683%, due 10/25/46	900,000	879,830
Countrywide Home Loan Mortgage Pass Through Trust
3.763%, due 09/25/33(a)	16,897	15,655
4.500%, due 09/25/35	963,027	706,225
Credit-Based Asset Servicing and Securitization LLC 0.321%, due 04/25/37(a)	562,124	479,785
Crown Castle Towers LLC
4.878%, due 06/15/35 (144A)(b)	235,000	238,465
5.470%, due 11/15/36	625,000	639,062
5.772%, due 11/15/36	1,395,000	1,426,387

See accompanying notes to financial statements.

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Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
CS First Boston Mortgage Securities Corp.
6.122%, due 04/15/37 (144A)(b)	$70,000	$45,902
1.381%, due 09/25/34(a)	223,034	28,426
CW Capital Cobalt, Ltd. 5.174%, due 08/15/48	363,301	367,077
DB Master Finance LLC
5.779%, due 06/20/31(144A)(b)	350,000	337,570
8.285%, due 06/20/31(144A)(b)	1,751,000	1,480,022
Dominos Pizza Master Issuer LLC
5.261%, due 04/25/37(144A)(b)	900,000	773,467
7.629%, due 04/27/37(144A)(b)	1,602,000	1,202,001
Downey Savings & Loan Association Mortgage Loan Trust 0.603%, due 10/19/45(a)	517,670	178,476
FBR Securitization Trust
0.521%, due 09/25/35(a)	680,112	631,469
0.581%, due 10/25/35(a)	232,953	131,459
First Franklin Mortgage Loan Asset Backed Certificates
0.771%, due 09/25/34(a)	60,399	52,105
0.681%, due 03/25/35(a)	333,000	271,448
0.421%, due 03/25/36(a)	23,910	15,844
Fremont Home Loan Trust 0.341%, due 02/25/36(a)	146,383	142,855
Global Tower Partners Acquisition Partners LLC 7.874%, due 05/15/37(144A)(b)	240,000	231,347
GMAC Mortgage Corp. Loan Trust 5.500%, due 11/25/33	928,885	945,341
Green Tree Financial Corp. 7.860%, due 03/01/30	144,980	122,477
Greenpoint Manufactured Housing 8.450%, due 06/20/31	181,776	162,715
GSAMP Trust
0.661%, due 03/25/35(a)	322,799	310,507
0.491%, due 11/25/35(a)	243,525	238,988
0.301%, due 01/25/37(a)	73,235	71,774
0.361%, due 01/25/37 (a)	330,000	264,378
Home Equity Asset Trust 0.511%, due 12/25/35(a)	400,649	344,038
Impac CMB Trust
0.871%, due 09/25/34(a)	159,945	104,769
0.631%, due 10/25/35(a)	434,197	305,137
Impac Secured Assets Corp. 0.581%, due 05/25/36(a)	622,379	477,826

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Indymac Index Mortgage Loan Trust 0.831%, due 04/25/34(a)	$51,904	$26,738
Indymac Residential Asset Backed Trust 0.311%, due 07/25/37(a)	321,432	311,259
JPMorgan Alternative Loan Trust 6.000%, due 03/25/36	897,057	634,738
JPMorgan Mortgage Acquisition Corp. 0.471%, due 12/25/35(a)	269,981	243,003
JPMorgan Mortgage Trust
6.000%, due 09/25/34	1,328,292	1,209,898
4.954%, due 11/25/35(a)	462,394	420,352
Lehman XS Trust 0.581%, due 12/25/35(a)	849,997	227,643
LNR CDO, Ltd. 2.982%, due 07/24/37(144A)(a)(b)	215,000	32,250
Luminent Mortgage Trust 0.491%, due 07/25/36(a)	866,249	101,259
Madison Avenue Manufactured Housing Contract Trust 3.481%, due 03/25/32(a)	250,000	128,733
MASTER Alternative Loans Trust 6.000%, due 07/25/34	1,608,715	1,384,683
MASTER Asset Backed Securities Trust
5.481%, due 12/25/32(a)	13,521	1,383
0.661%, due 05/25/35(a)	322,545	302,481
MASTER Asset Securitization Trust 5.500%, due 11/25/33	625,013	630,304
Merrill Lynch Mortgage Investors Trust 0.391%, due 03/25/37(a)	605,000	234,595
Morgan Stanley Capital, Inc.
0.641%, due 03/25/35(a)	1,108	1,101
0.331%, due 08/25/36(a)	200,429	196,035
0.301%, due 10/25/36(a)	526,210	392,725
0.291%, due 12/25/36(a)	392,313	362,516
Novastar Home Equity Loan 0.601%, due 01/25/36(a)	1,000,000	632,231
Option One Mortgage Loan Trust 0.321%, due 05/25/37(a)	108,371	105,044
PF Export Receivables Master Trust 6.436%, due 06/01/15(144A)(b)	519,711	542,062
Power Receivables Finance LLC 6.290%, due 01/01/12(144A)(b)	482,505	492,138
Residential Asset Mortgage Products, Inc.
0.431%, due 03/25/36(a)	341,675	262,474
0.391%, due 08/25/36(a)	612,734	526,836

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Residential Asset Securities Corp.
0.671%, due 08/25/35(a)	$517,000	$406,996
0.461%, due 01/25/36(a)	350,408	293,399
0.481%, due 01/25/36(a)	84,119	76,537
Residential Funding Mortgage Securities I 5.500%, due 11/25/35	790,929	749,943
Sasco Net Interest Margin Trust 0.000%, due 05/27/33(144A)(b)	47,096	15
Saxon Asset Securities Trust 0.341%, due 10/25/46(a)	635,000	594,731
SBA CMBS Trust 6.904%, due 11/15/36(144A)(b)	494,000	501,410
Soundview Home Equity Loan Trust 0.351%, due 01/25/37(a)	356,871	334,565
Specialty Underwriting & Residential Finance 0.481%, due 09/25/36(a)	364,649	308,062
Structured Asset Mortgage Investments, Inc. 0.541%, due 09/25/45(a)	315,849	176,726
Structured Asset Securities Corp. 0.481%, due 11/25/37(a)	462,876	432,097
Tengizchevroil Finance Co. SARL 6.124%, due 11/15/14(144A)(b)	1,907,836	1,917,375
TIAA Commercial Real Estate Securitization 6.840%, due 05/22/37(144A)(b)	100,000	38,250
Timberstar Trust
5.668%, due 10/15/36(144A)(b)	540,000	504,837
7.530%, due 10/15/36(144A)(b)	1,549,000	1,425,080
WaMu Mortgage Pass Through Certificates
4.500%, due 09/25/18	92,110	89,443
5.500%, due 04/25/33	950,000	932,505
0.640%, due 10/25/44(a)	192,821	130,155
0.461%, due 04/25/45(a)	1,002,522	739,417
0.711%, due 08/25/45(a)	228,046	95,396
Wells Fargo Home Equity Trust 0.581%, due 11/25/35(a)	517,140	477,645
Wells Fargo Mortgage Backed Securities Trust
5.000%, due 11/25/20-03/25/21	1,869,510	1,809,025
5.500%, due 11/25/35	684,450	637,007

Total Asset-Backed Securities (Cost $56,452,956)		54,574,456

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 51.8%
Aerospace & Defense - 0.6%
Aeroflex, Inc. 11.750%, due 02/15/15	$567,000	$575,505
BE Aerospace, Inc. 8.500%, due 07/01/18(e)	1,585,000	1,684,062
Esterline Technologies Corp. 7.750%, due 06/15/13	1,267,000	1,300,259

		3,559,826

Airlines - 0.1%
Continental Airlines, Inc., Series 971B 7.461%, due 04/01/13	124,873	119,254
Delta Air Lines, Inc. 7.779%, due 01/02/12	459,016	440,655

		559,909

Auto Components - 0.7%
Allison Transmission, Inc. 11.000%, due 11/01/15(144A)(b)	799,000	842,945
Lear Corp. 8.750%, due 12/01/16(c)(e)	2,192,000	57,540
Goodyear Tire & Rubber Co. (The) 10.500%, due 05/15/16(e)	235,000	260,850
Tenneco, Inc. 8.625%, due 11/15/14(e)	1,272,000	1,289,490
TRW Automotive, Inc. 7.250%, due 03/15/17(144A)(b)	1,694,000	1,651,650

		4,102,475

Automobiles - 0.1%
Fhu-Jin, Ltd., Series B 4.181%, due 08/10/11(144A)(a)(b)	500,000	497,100

Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, due 01/15/19(144A)(b)	1,254,000	1,470,632
Argentine Beverages Financial 7.375%, due 03/22/12(144A)(b)	199,200	208,164
Companhia de Bebidas das Americas
8.750%, due 09/15/13(e)	747,000	870,255
10.500%, due 12/15/11	54,000	62,505
Constellation Brands, Inc. 8.375%, due 12/15/14(e)	1,434,000	1,534,380

		4,145,936

Biotechnology - 0.0%
Biogen Idec, Inc. 6.000%, due 03/01/13	10,000	10,629

Building Products - 0.1%
Ainsworth Lumber Co., Ltd. 11.000%, due 07/29/15(144A)(b)(f)	187,162	117,210

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Building Products - continued
Voto-Votorantim Overseas Trading Operations NV 6.625%, due 09/25/19(144A)(b)	$500,000	$503,750

		620,960

Capital Markets - 0.3%
Macquarie Group, Ltd. 7.625%, due 08/13/19(144A)(b)(e)	1,170,000	1,305,522
TD Ameritrade Holding Corp. 5.600%, due 12/01/19	500,000	497,616

		1,803,138

Chemicals - 1.5%
Agrium, Inc. 6.750%, due 01/15/19(e)	2,117,000	2,292,590
Basell Finance Co. B.V. 8.100%, due 03/15/27(144A)(b)	382,000	341,890
Cytec Industries, Inc. 8.950%, due 07/01/17	1,060,000	1,259,051
Hyundai Capital Services, Inc. 6.000%, due 05/05/15(144A)(b)(e)	2,165,000	2,253,035
Ineos Group Holdings Plc o7.875%, due 02/15/16(144A)(b)(o)	850,000	776,724
Lyondell Chemical Worldwide, Inc. 9.800%, due 02/01/20(c)	33,000	23,595
LyondellBasell Industries AF SCA 8.375%, due 08/15/15(144A)(b)(c)(o)	575,000	156,599
Nova Chemicals Corp.
8.375%, due 11/01/16(144A)(b)	525,000	534,844
8.625%, due 11/01/19(144A)(b)	625,000	639,062

		8,277,390

Commercial & Professional Services - 0.0%
Aleris International, Inc. 9.000%, due 12/15/14(c)	419,000	3,235

Commercial Banks - 5.4%
American Express Bank FSB S.A. 5.500%, due 04/16/13	550,000	586,701
ATF Bank 9.250%, due 04/12/12(144A)(b)	562,000	559,190
ATF Capital B.V. 9.250%, due 02/21/14(144A)(b)	625,000	612,500
Banco de Credito Del Peru 9.750%, due 11/06/69(144A)(a)(b)	455,000	482,044
Banco Macro S.A. 10.750%, due 06/07/12	500,000	342,500

Security Description	Par Amount	Value

Commercial Banks - continued
BNP Paribas 0.457%, due 04/27/17(a)	$1,550,000	$1,491,673
CoBank AB 7.875%, due 04/16/18(144A)(b)	385,000	417,798
Credit Agricole S.A. 8.375%, due 12/31/49(144A)(a)(b)	1,460,000	1,552,507
Goldman Sachs Capital II 5.793%, due 12/29/49(a)	5,300,000	4,134,000
Industrial Bank Of Korea 7.125%, due 04/23/14(144A)(b)	720,000	806,671
International Bank for Reconstruction & Development (The) 5.750%, due 10/21/19(l)	3,000,000	2,547,188
Kazkommerts International B.V. 8.000%, due 11/03/15(144A)(b)	640,000	528,000
KeyBank N.A. 5.800%, due 07/01/14	1,225,000	1,193,468
Keycorp 6.500%, due 05/14/13	865,000	893,468
Mellon Funding Corp. 5.500%, due 11/15/18	812,000	834,867
Mid-State Trust 7.540%, due 02/15/36	53,771	47,807
PNC Bank NA 6.000%, due 12/07/17	665,000	676,119
PNC Financial Services Group, Inc. 8.250%, due 05/29/49(a)	2,749,000	2,805,297
Realkredit Danmark AS 7.000%, due 04/01/32(n)	7,569	1,576
Shingle Springs Tribal Gaming Authority 9.375%, due 06/15/15(144A)(b)	635,000	485,775
Sovereign Bank 8.750%, due 05/30/18	930,000	1,083,902
State Street Capital Trust III 8.250%, due 03/15/42(n)	3,070,000	3,146,167
Turanalem Finance B.V. 8.500%, due 02/10/15(144A)(b)	775,000	279,000
USB Capital IX 6.189%, due 04/15/49(a)(e)	750,000	610,312
Wachovia Bank N.A. 6.000%, due 11/15/17	1,215,000	1,273,784
Wells Fargo Capital XIII 7.700%, due 02/26/13(a)	3,005,000	2,929,875
Zions Bancorporation 6.000%, due 09/15/15(e)	377,000	266,948

		30,589,137

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Communications Equipment - 0.2%
MasTec, Inc. 7.625%, due 02/01/17	$1,147,000	$1,108,289

Computers & Peripherals - 0.4%
Seagate Technology International 10.000%, due 05/01/14(144A)(b)	564,000	627,450
SunGard Data Systems, Inc.
10.250%, due 08/15/15(e)	802,000	858,140
10.625%, due 05/15/15	805,000	890,531

		2,376,121

Construction & Engineering - 0.2%
Dycom Industries, Inc. 8.125%, due 10/15/15	1,037,000	959,225
Esco Corp. 4.129%, due 12/15/13(144A)(a)(b)	325,000	297,781

		1,257,006

Construction Materials - 0.3%
C10 Capital SPV, Ltd. 6.722%, due 12/01/49(144A)(a)(b)	1,128,000	797,136
C8 Capital SPV, Ltd. 6.640%, due 12/31/49(144A)(a)(b)(e)	780,000	542,590
Holcim US Finance Sarl & Cie SCS 6.000%, due 12/30/19(144A)(b)	225,000	234,640

		1,574,366

Consumer Finance - 0.3%
Ford Motor Credit Co. LLC 5.700%, due 01/15/10	987,000	987,041
SLM Corp. 4.000%, due 07/25/14(a)	989,000	796,145

		1,783,186

Containers & Packaging - 0.4%
AEP Industries, Inc. 7.875%, due 03/15/13	452,000	435,050
Consol Glass, Ltd. 7.625%, due 04/15/14(144A)(b)(o)	600,000	799,837
Graphic Packaging International, Inc. 9.500%, due 08/15/13	1,157,000	1,200,388

		2,435,275

Distributors - 0.3%
ACE Hardware Corp. 9.125%, due 06/01/16(144A)(b)	400,000	425,500

Security Description	Par Amount	Value

Distributors - continued
NSG Holdings LLC 7.750%, due 12/15/25(144A)(b)	$1,165,000	$1,048,500

		1,474,000

Diversified Financial Services - 5.2%
American Honda Finance Corp. 6.700%, due 10/01/13(144A)(b)	1,995,000	2,186,480
Cantor Fitzgerald LP 7.875%, due 10/15/19(144A)(b)	2,100,000	2,058,615
Capital One Bank USA N.A. 8.800%, due 07/15/19(e)	1,510,000	1,787,304
Capital One Capital VI 8.875%, due 05/15/40	575,000	615,208
Carillon, Ltd., Series 2 15.504%, due 01/10/11(144A)(a)(b)	350,000	354,042
Glencore Funding LLC 6.000%, due 04/15/14(144A)(b)	2,874,000	2,943,071
Green Valley, Ltd. 4.343%, due 01/10/12(144A)(a)(b)(o)	250,000	349,427
Hughes Network Systems LLC/HNS Finance Corp. 9.500%, due 04/15/14	1,224,000	1,269,900
Janus Capital Group, Inc.
6.250%/6.500%, due 06/15/12(e)(g)	1,607,000	1,596,064
6.700%/6.950%, due 06/15/17(g)	500,000	471,944
JPMorgan Chase & Co., Series 1 7.900%, due 04/29/49(a)(e)	3,793,000	3,925,125
Leucadia National Corp. 7.125%, due 03/15/17	590,000	560,500
Merrill Lynch & Co., Inc. 5.450%, due 02/05/13(e)	1,097,000	1,155,159
Morgan Stanley 6.625%, due 04/01/18	2,054,000	2,224,268
NCO Group, Inc. 5.148%, due 11/15/13(a)	2,314,000	1,877,232
Nelson Re, Ltd. - Class A 12.173%, due 06/21/10(144A)(a)(b)	250,000	248,388
Prudential Financial, Inc.
5.150%, due 01/15/13(e)	1,300,000	1,368,531
6.200%, due 01/15/15	215,000	231,563
8.875%, due 06/15/38(a)	915,000	979,050
Successor X, Ltd. 11.643%, due 12/09/10(144A)(b)(d)	250,000	222,663

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Diversified Financial Services - continued
TNK-BP Finance S.A.
7.500%, due 07/18/16(144A)(b)	$1,090,000	$1,122,700
6.625%, due 03/20/17(144A)(b)	375,000	368,437
7.875%, due 03/13/18(144A)(b)	350,000	361,375
Tyco International Finance S.A. 8.500%, due 01/15/19	677,000	818,987

		29,096,033

Diversified Telecommunication Services - 2.8%
Cincinnati Bell, Inc. 8.250%, due 10/15/17	1,150,000	1,173,000
COLO.COM, Inc. 13.875%, due 03/15/10(144A)(b)(c)	181,449	—
Digicel Group, Ltd. 8.250%, due 09/01/17(144A)(b)(e)	1,350,000	1,313,997
Embarq Corp. 7.082%, due 06/01/16	972,000	1,075,044
Frontier Communications Corp. 8.250%, due 05/01/14	782,000	819,145
Global Crossing, Ltd. 12.000%, due 09/15/15(144A)(b)	1,185,000	1,306,462
Mystic Re. II, Ltd. 2007 10.254%, due 06/07/11(144A)(a)(b)	400,000	409,185
Mystic Re. II, Ltd. 2009 12.254%, due 03/20/13(144A)(a)(b)	250,000	269,663
NII Capital Corp. 10.000%, due 08/15/16(144A)(b)	540,000	568,350
Nordic Telephone Co. Holdings 6.222%, due 05/01/16(144A)(a)(b)(o)	930,000	1,333,062
PAETEC Holding Corp.
9.500%, due 07/15/15(e)	1,632,000	1,578,960
8.875%, due 06/30/17(e)	500,000	508,750
Qtel International Finance, Ltd. 6.500%, due 06/10/14(144A)(b)	1,030,000	1,115,992
Qwest Corp. 8.875%, due 03/15/12	475,000	513,000
VIP Finance Ireland, Ltd. for OJSC Vimpel Communications 9.125%, due 04/30/18(144A)(b)	1,720,000	1,844,700
Windstream Corp. 8.625%, due 08/01/16	1,560,000	1,595,100
Xanadoo Co. 9.750%, due 12/01/06(c)	8,696	—

		15,424,410

Security Description	Par Amount	Value

Education - 0.3%
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, due 05/01/19(e)	$950,000	$963,885
President & Fellows of Harvard College 3.700%, due 04/01/13	807,000	825,883

		1,789,768

Electric Utilities - 1.5%
CenterPoint Energy Houston Electric LLC 7.000%, due 03/01/14(e)	557,000	634,758
Duke Energy Corp. 6.300%, due 02/01/14	500,000	550,306
FPL Energy American Wind LLC 6.639%, due 06/20/23(144A)(b)	479,920	477,697
FPL Energy Wind Funding LLC 6.876%, due 06/27/17(144A)(b)	568,675	554,458
Israel Electric Corp., Ltd.
7.250%, due 01/15/19(144A)(b)	845,000	916,664
9.375%, due 01/18/20(144A)(b)	410,000	503,977
New York State Electric & Gas Corp. 6.150%, due 12/15/17(144A)(b)	950,000	948,893
Panoche Energy Center LLC 6.885%, due 07/31/29(144A)(b)	900,000	835,001
Public Service Co. of New Mexico 7.950%, due 05/15/18	425,000	445,569
Texas Competitive Electric Holdings Co. LLC 10.250%, due 11/01/15(e)	947,000	771,805
West Penn Power Co. 5.950%, due 12/15/17(144A)(b)	1,197,000	1,225,978
White Pine Hydro Portfolio LLC 7.260%, due 07/20/15(144A)(b)	515,000	445,663

		8,310,769

Electrical Equipment - 0.7%
Baldor Electric Co. 8.625%, due 02/15/17(e)	1,984,000	2,038,560
Belden, Inc. 7.000%, due 03/15/17(e)	1,465,000	1,433,869
Flextronics International, Ltd. 6.500%, due 05/15/13	272,000	274,040
Legrand S.A. 8.500%, due 02/15/25	20,000	20,944

		3,767,413

Electronic Equipment, Instruments & Components - 0.1%
Agilent Technologies, Inc. 5.500%, due 09/14/15(e)	500,000	524,741

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Energy Equipment & Services - 1.4%
Complete Production Services, Inc. 8.000%, due 12/15/16(e)	$1,375,000	$1,362,969
Oceanografia S.A. de C.V. 11.250%, due 07/15/15(144A)(b)	1,456,000	778,960
Plains All American Pipeline 6.125%, due 01/15/17	1,467,000	1,543,079
Sevan Marine ASA
7.610%, due 10/24/12(144A)(a)(b)(p)	1,500,000	232,996
3.524%, due 04/15/13(144A)(a)(b)	600,000	504,000
Spectra Energy Capital LLC
6.200%, due 04/15/18	1,109,000	1,179,685
Series B 6.750%, due 07/15/18	600,000	639,069
Weatherford International, Ltd. 9.625%, due 03/01/19	1,209,000	1,509,685

		7,750,443

Food Products - 0.5%
Bertin, Ltd. 10.250%, due 10/05/16(144A)(b)	200,000	205,000
Cargill, Inc. 5.200%, due 01/22/13(144A)(b)	1,200,000	1,273,308
Independencia International, Ltd. 9.875%, due 05/15/15(144A)(b)(c)	530,000	119,250
Minerva Overseas, Ltd. 9.500%, due 02/01/17(144A)(b)	575,000	537,625
Phibro Animal Health Corp. 10.000%, due 08/01/13(144A)(b)	687,000	719,633

		2,854,816

Gas Utilities - 0.8%
Korea Gas Corp. 6.000%, due 07/15/14(144A)(b)	380,000	412,101
NGPL PipeCo LLC 6.514%, due 12/15/12(144A)(b)	1,284,000	1,396,499
Questar Pipeline Co. 5.830%, due 02/01/18	1,441,000	1,472,084
Transportadora de Gas del Sur S.A. 7.875%, due 05/14/17(144A)(b)	1,274,000	1,133,860

		4,414,544

Health Care Equipment & Supplies - 0.3%
Biomet, Inc. 10.375%, due 10/15/17(e)(f)	1,734,000	1,890,060

Health Care Providers & Services - 0.9%
DASA Finance Corp. 8.750%, due 05/29/18(144A)(b)	400,000	417,000

Security Description	Par Amount	Value

Health Care Providers & Services - continued
HCA, Inc.
7.190%, due 11/15/15	$10,000	$9,325
8.360%, due 04/15/24	50,000	47,750
7.690%, due 06/15/25	50,000	46,035
9.125%, due 11/15/14	495,000	523,462
9.625%, due 11/15/16(f)	1,960,657	2,127,313
8.500%, due 04/15/19(144A)(b)	417,000	451,403
7.875%, due 02/15/20(144A)(b)	500,000	521,875
UnitedHealth Group, Inc. 4.875%, due 02/15/13	1,050,000	1,099,368

		5,243,531

Homebuilders - 0.6%
Beazer Homes USA, Inc. 8.625%, due 05/15/11	85,000	83,300
Desarrolladora Homex S.A. de C.V. 9.500%, due 12/11/19(144A)(b)	1,055,000	1,055,136
Meritage Homes Corp. 6.250%, due 03/15/15	1,593,000	1,473,525
Urbi Desarrollos Urbanos S.A. de C.V. 8.500%, due 04/19/16(144A)(b)	545,000	528,650

		3,140,611

Hotels, Restaurants & Leisure - 1.5%
Codere Finance Luxembourg S.A. 8.250%, due 06/15/15(144A)(b)(o)	$1,682,000	$2,145,771
FireKeepers Development Authority 13.875%, due 05/15/15(144A)(b)	330,000	376,200
Lottomatica SpA 8.250%, due 03/31/66(144A)(a)(b)(o)	1,957,000	2,668,412
Mashantucket Pequot Tribe 8.500%, due 11/15/15(144A)(b)	1,670,000	417,500
Peermont Global Proprietary, Ltd. 7.750%, due 04/30/14(144A)(b)(o)	620,000	782,063
Scientific Games Corp.
6.250%, due 12/15/12	890,000	881,100
7.875%, due 06/15/16 (144A)(b)	435,000	439,350
Scientific Games International, Inc. 9.250%, due 06/15/19	480,000	506,400
Station Casinos, Inc. 6.625%, due 03/15/18(c)	695,000	6,950

		8,223,746

Household Durables - 0.6%
Controladora Mabe S.A. de C.V. 7.875%, due 10/28/19(144A)(b)	2,121,000	2,136,908

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Household Durables - continued
Whirlpool Corp. 5.500%, due 03/01/13	$1,422,000	$1,465,335

		3,602,243

Household Products - 0.5%
Central Garden and Pet Co. 9.125%, due 02/01/13	867,000	883,256
Yankee Acquisition Corp.
8.500%, due 02/15/15(e)	502,000	500,745
9.750%, due 02/15/17(e)	1,684,000	1,667,160

		3,051,161

Independent Power Producers & Energy Traders - 0.3%
Kiowa Power Partners LLC 5.737%, due 03/30/21(144A)(b)	900,000	850,606
Ormat Funding Corp. 8.250%, due 12/30/20	1,154,240	1,047,473

		1,898,079

Industrial Conglomerates - 0.2%
Tyco Electronics Group S.A. 6.550%, due 10/01/17	1,135,000	1,175,321

Insurance - 3.0%
American General Finance Corp. 6.900%, due 12/15/17	1,522,000	1,058,256
Atlas Reinsurance Plc 11.000%, due 01/01/11(144A)(a)(b)(o)	250,000	348,495
Blue Fin, Ltd. 4.684%, due 04/10/12(144A)(a)(b)	250,000	227,600
Caelus Re, Ltd. 6.504%, due 06/07/11(144A)(a)(b)	250,000	245,047
GlobeCat, Ltd. 9.537%, due 01/02/13(144A)(a)(b)	550,000	495,935
Hanover Insurance Group, Inc. 7.625%, due 10/15/25	2,016,000	1,864,800
HUB International Holdings, Inc. 10.250%, due 06/15/15(144A)(b)	167,000	154,475
Kingsway America, Inc. 7.500%, due 02/01/14	1,221,000	705,127
Liberty Mutual Group, Inc.
7.300%, due 06/15/14(144A)(b)	394,000	404,218
7.000%, due 03/15/37(144A)(a)(b)	2,032,000	1,566,837
10.750%, due 06/15/58(144A)(a)(b)	818,000	875,260
Lincoln National Corp.
8.750%, due 07/01/19	730,000	835,482
6.050%, due 04/20/67(a)	2,382,000	1,869,870

Security Description	Par Amount	Value

Insurance - continued
Montana Re, Ltd., Series B 13.504%, due 12/07/12(144A)(a)(b)	$250,000	$248,138
Muteki, Ltd. 4.673%, due 05/24/11(144A)(a)(b)	460,000	447,419
Platinum Underwriters Finance, Inc. 7.500%, due 06/01/17	2,214,000	2,267,484
Protective Life Corp. 7.375%, due 10/15/19	1,925,000	1,932,484
Residential Reinsurance 2007, Ltd. 10.506%, due 06/07/10(144A)(a)(b)	375,000	385,841
Residential Reinsurance 2008, Ltd. 7.006%, due 06/06/11(144A)(a)(b)	300,000	298,297
USI Holdings Corp. 4.148%, due 11/15/14(144A)(a)(b)	467,000	385,859
Willow Re, Ltd. 6.295%, due 06/16/10(144A)(b)(c)	250,000	175,313

		16,792,237

Internet & Catalog Retail - 0.7%
Expedia, Inc. 8.500%, due 07/01/16	1,165,000	1,265,481
Ticketmaster Entertainment, Inc. 10.750%, due 08/01/16	2,192,000	2,372,840

		3,638,321

Internet Software & Services - 0.3%
Terremark Worldwide, Inc. 12.000%, due 06/17/17(144A)(b)	1,380,000	1,531,800

Machinery - 1.2%
American Railcar Industries, Inc. 7.500%, due 03/01/14(e)	1,679,000	1,576,161
Commercial Vehicle Group, Inc. 8.000%, due 07/01/13	557,000	334,200
Cummins, Inc. 6.750%, due 02/15/27	393,000	378,896
Gardner Denver, Inc. 8.000%, due 05/01/13	500,000	511,175
Greenbrier Co., Inc. (The) 8.375%, due 05/15/15	1,801,000	1,497,081
Mueller Water Products, Inc. 7.375%, due 06/01/17	1,471,000	1,368,030
Titan International, Inc. 8.000%, due 01/15/12	753,000	741,705

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Machinery - continued
Volvo Treasury AB 5.950%, due 04/01/15(144A)(b)	$200,000	$206,614

		6,613,862

Manufacturing - 0.3%
Ingersoll-Rand Global Holding Co., Ltd. 9.500%, due 04/15/14	910,000	1,088,372
Park - Ohio Industries, Inc. 8.375%, due 11/15/14(e)	1,022,000	789,495

		1,877,867

Marine - 0.1%
CMA CGM S.A. 7.250%, due 02/01/13(144A)(b)	395,000	249,152

Media - 0.7%
CanWest Media, Inc. 8.000%, due 09/15/12(c)	454	380
Grupo Televisa S.A. 6.000%, due 05/15/18	1,080,000	1,092,138
Lamar Media Corp. 7.250%, due 01/01/13(e)	80,000	80,200
News America, Inc. 5.650%, due 08/15/20(144A)(b)	200,000	208,667
Time Warner Cable, Inc.
8.750%, due 02/14/19	198,000	241,713
8.250%, due 04/01/19	313,000	373,438
Umbrella Acquisition, Inc. 9.750%, due 03/15/15(144A)(b)(e)(f)	1,954,492	1,722,396

		3,718,932

Metals & Mining - 3.5%
Algoma Acquisition Corp. 9.875%, due 06/15/15(144A)(b)	1,415,000	1,211,594
Allegheny Technologies, Inc. 9.375%, due 06/01/19	1,295,000	1,493,017
ALROSA Finance S.A. 8.875%, due 11/17/14(144A)(b)	770,000	795,988
Anglo American Capital Plc 9.375%, due 04/08/14(144A)(b)	845,000	1,014,860
ArcelorMittal 6.125%, due 06/01/18(e)	1,500,000	1,550,287
Asia Aluminum Holdings, Ltd. 8.000%, due 12/23/11(144A)(b)(c)	992,000	159,960
CII Carbon LLC 11.125%, due 11/15/15(144A)(b)	1,115,000	1,127,544
Commercial Metals Co. 7.350%, due 08/15/18	505,000	539,254
Essar Steel Algoma, Inc. 9.375%, due 03/15/15(144A)(b)	450,000	438,793

Security Description	Par Amount	Value

Metals & Mining - continued
Evraz Group S.A.
8.875%, due 04/24/13(144A)(b)	$775,000	$778,875
9.500%, due 04/24/18(144A)(b)	500,000	500,000
FMG Finance Property, Ltd. 10.625%, due 09/01/16(144A)(b)	255,000	283,369
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/17	270,000	296,055
3.881%, due 04/01/15(a)	1,304,000	1,298,302
Industrias Metalurgicas Pescarmona S.A. 11.250%, due 10/22/14(144A)(b)	897,000	714,012
Noranda Aluminium Acquisition Corp. 5.274%, due 05/15/15(a)(e)(f)	441,604	345,003
Novelis, Inc. 7.250%, due 02/15/15	494,000	473,005
POSCO 8.750%, due 03/26/14(144A)(b)	1,400,000	1,657,768
Prime Dig Pte, Ltd. 11.750%, due 11/03/14(144A)(b)	825,000	837,375
Rio Tinto Finance USA, Ltd. 8.950%, due 05/01/14	1,189,000	1,426,089
Teck Resources, Ltd. 10.250%, due 05/15/16	330,000	386,100
Vedanta Resources Plc 9.500%, due 07/18/18(144A)(b)	2,365,000	2,412,300

		19,739,550

Office Electronics - 0.1%
Xerox Corp. 7.125%, due 06/15/10	245,000	250,629

Oil & Gas Exploration & Production - 0.3%
Gazprom International S.A. 7.201%, due 02/01/20	998,637	1,034,089
Norwegian Energy Co. ASA 12.900%, due 11/20/14(p)	4,000,000	695,535

		1,729,624

Oil, Gas & Consumable Fuels - 4.4%
Buckeye Partners L.P. 6.050%, due 01/15/18	505,000	523,977
Bumi Capital Pte, Ltd. 12.000%, due 11/10/16(144A)(b)	875,000	866,380
Canadian Natural Resources, Ltd. 5.900%, due 02/01/18(e)	717,000	771,807
Copano Energy LLC 8.125%, due 03/01/16	1,020,000	1,035,300
DCP Midstream LLC 9.750%, due 03/15/19(144A)(b)	1,267,000	1,549,888
DDI Holdings A.S. 9.300%, due 01/19/12(144A)(b)	1,178,783	1,119,844
9.300%, due 04/26/12(144A)(b)	262,928	251,096

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
Enterprise Products Operating LLP 8.375%, due 08/01/66(a)	$1,059,000	$1,033,803
Expro Finance Luxembourg SCA 8.500%, due 12/15/16(144A)(b)	460,000	458,850
Gaz Capital S.A. 8.146%, due 04/11/18(144A)(b)	190,000	201,163
Harvest Operations Corp. 7.875%, due 10/15/11	604,000	616,080
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, due 11/01/15(144A)(b)	1,525,000	1,502,125
Kinder Morgan Energy Partners LP 5.950%, due 02/15/18(e)	1,559,000	1,653,977
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 8.750%, due 04/15/18(e)	750,000	776,250
Nakilat, Inc.
6.067%, due 12/31/33(144A)(b)	520,000	452,172
6.267%, due 12/31/33(144A)(b)	1,370,000	1,217,555
Pacific Rubiales Energy Corp. 8.750%, due 11/10/16(144A)(b)	800,000	841,513
Petrohawk Energy Corp.
9.125%, due 07/15/13	589,000	618,450
10.500%, due 08/01/14	435,000	477,413
Plains Exploration & Production Co. 8.625%, due 10/15/19(e)	1,025,000	1,058,313
Quicksilver Resources, Inc. 7.125%, due 04/01/16(e)	1,017,000	953,438
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.500%, due 09/30/14(144A)(b)(e)	760,000	800,009
SandRidge Energy, Inc.
3.915%, due 04/01/14(a)	700,000	628,273
8.625%, due 04/01/15(f)	1,444,000	1,451,220
8.000%, due 06/01/18 (144A)(b)	602,000	594,475
Seven Seas Petroleum, Inc. 12.500%, due 05/15/05(c)	60,000	—
Southern Union Co. 7.200%, due 11/01/66(a)	2,237,000	1,923,820
Stone Energy Corp. 8.250%, due 12/15/11(e)	80,000	80,100
Valero Energy Corp. 9.375%, due 03/15/19(e)	1,230,000	1,465,305
XTO Energy, Inc. 6.250%, due 04/15/13	30,000	33,066

		24,955,662

Security Description	Par Amount	Value

Paper & Forest Products - 0.6%
Ceva Group Plc
10.000%, due 09/01/14 (144A)(b)	$775,000	$740,125
12.000%, due 09/01/14 (144A)(b)(p)	285,000	398,306
8.500%, due 12/01/14 (144A)(b)(o)	469,000	497,476
Graham Packaging Co. LP/GPC Capital Corp. I 8.250%, due 01/01/17(144A)(b)	745,000	735,687
Louisiana-Pacific Corp. 8.875%, due 08/15/10	10,000	10,375
Sino-Forest Corp. 10.250%, due 07/28/14(144A)(b)	750,000	821,250

		3,203,219

Real Estate Investment Trusts (REITs) - 2.0%
Dexus Property Group 7.125%, due 10/15/14(144A)(b)	2,325,000	2,394,127
Health Care REIT, Inc. 6.200%, due 06/01/16	535,000	520,636
Healthcare Realty Trust, Inc. 6.500%, due 01/17/17	1,130,000	1,120,906
Hospitality Properties Trust 7.875%, due 08/15/14	2,400,000	2,480,059
Mack-Cali Realty LP 5.125%, due 01/15/15	1,025,000	980,734
Trustreet Properties, Inc. 7.500%, due 04/01/15	1,622,000	1,679,135
Ventas Realty LP/Ventas Capital Corp.
7.125%, due 06/01/15	390,000	391,950
6.500%, due 06/01/16	800,000	776,000
6.500%, due 06/01/16(e)	375,000	363,750
6.750%, due 04/01/17	250,000	243,125

		10,950,422

Real Estate Management & Development - 0.7%
Alto Palermo S.A. 11.000%, due 06/11/12(144A)(b)	140,370	71,588
Forest City Enterprises, Inc. 7.625%, due 06/01/15	1,811,000	1,629,900
WEA Finance LLC
7.500%, due 06/02/14(144A)(b)	315,000	353,658
7.125%, due 04/15/18(144A)(b)	1,651,000	1,807,951

		3,863,097

Road & Rail - 0.3%
Kansas City Southern de Mexico S.A. de C.V.
7.625%, due 12/01/13	605,000	598,950

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Road & Rail - continued
7.375%, due 06/01/14	$1,000,000	$980,000

		1,578,950

Semiconductors & Semiconductor Equipment - 0.0%
KLA-Tencor Corp. 6.900%, due 05/01/18(e)	154,000	162,286

Software - 0.3%
First Data Corp. 9.875%, due 09/24/15(e)	2,013,000	1,887,188

Specialty Retail - 0.4%
Brown Shoe Co., Inc. 8.750%, due 05/01/12	649,000	664,414
Edcon Proprietary, Ltd. 3.964%, due 06/15/14(144A)(a)(b)(o)	760,000	705,921
Sally Holdings LLC/ Sally Capital, Inc.
9.250%, due 11/15/14	405,000	422,212
10.500%, due 11/15/16(e)	500,000	540,000

		2,332,547

Textiles, Apparel & Luxury Goods - 0.0%
INVISTA, Inc. 9.250%, due 05/01/12(144A)(b)	145,000	147,900

Tobacco - 0.5%
Alliance One International, Inc. 10.000%, due 07/15/16(144A)(b)	2,465,000	2,600,575

Trading Companies & Distributors - 0.3%
GATX Corp. 6.000%, due 02/15/18	1,896,000	1,788,686

Transportation - 0.1%
Stena A.B. 6.125%, due 02/01/17(144A)(b)(o)	580,000	731,607

Utilities - 0.7%
Coso Geothermal Power Holdings 7.000%, due 07/15/26(144A)(b)	1,953,462	1,728,814
Intergen N.V. 9.000%, due 06/30/17(144A)(b)	1,686,000	1,766,085
Juniper Generation LLC 6.790%, due 12/31/14(144A)(b)	94,614	88,521
PNM Resources, Inc. 9.250%, due 05/15/15	527,000	556,644

		4,140,064

Wireless Telecommunication Services - 1.5%
Cricket Communications, Inc. 9.375%, due 11/01/14(e)	1,550,000	1,565,500
Intelsat (Bermuda), Ltd. 11.500%, due 02/04/17(144A)(b)(f)	1,859,375	1,836,133

Security Description	Par Amount	Value

Wireless Telecommunication Services - continued
Intelsat Jackson Holdings, Ltd.
11.500%, due 06/15/16(e)	$560,000	$607,600
8.500%, due 11/01/19 (144A)(b)	250,000	258,125
Intelsat Subsidiary Holding Co., Ltd. 8.500%, due 01/15/13	301,000	308,525
MetroPCS Wireless, Inc. 9.250%, due 11/01/14	815,000	829,262
Telesat Canada/Telesat LLC 12.500%, due 11/01/17	1,220,000	1,348,100
True Move Co., Ltd.
10.750%, due 12/16/13(144A)(b)	1,525,000	1,479,250
10.375%, due 08/01/14(144A)(b)	385,000	363,825

		8,596,320

Total Domestic Bonds & Debt Securities (Cost $273,696,645)		291,416,164

U. S. Government & Agency Obligations - 17.7%
Federal Home Loan Mortgage Corp.
7.417%, due 01/15/17(a)(h)	71,622	3,619
4.500%, due 04/01/20-04/01/22	4,953,444	5,118,191
0.000%, due 06/15/30(i)	18,271	15,620
6.000%, due 12/01/31(h)	165,866	36,969
5.500%, due 03/15/32(h)	137,004	15,648
7.767%, due 03/15/32(a)(h)	95,572	13,081
5.000%, due 12/01/21-12/01/39	10,967,635	11,287,337
6.000%, due 06/01/17-06/01/35	352,915	376,470
5.500%, due 10/01/16	14,348	15,254
0.000%, due 06/01/31(i)	21,020	18,014
Federal National Mortgage Assoc.
5.000%, due 03/25/17(h)	167,772	9,246
7.469%, due 03/25/18(a)(h)	212,103	24,836
4.500%, due 11/01/18-07/01/35	2,930,933	2,996,452
5.500%, due 03/01/18-05/01/34	715,783	757,764
5.000%, due 02/01/20-06/01/35	7,901,300	8,272,160
0.000%, due 09/17/29(i)	10,037	8,111
7.500%, due 01/01/30-01/25/42	281,410	314,308
7.000%, due 09/01/29-12/25/41	3,630	4,033
6.000%, due 01/01/32-04/25/33(h)	204,856	44,293
6.869%, due 01/25/32(a)(h)	259,372	18,256
7.869%, due 03/25/32(a)(h)	95,378	12,767
7.769%, due 09/25/32-10/25/32(a)(h)	84,291	11,474
6.769%, due 02/25/33(a)(h)	499,488	55,694
7.500%, due 01/19/39(a)	20,681	23,202
4.000%, due 07/01/18	845,882	867,650
6.500%, due 07/01/31-10/01/37	1,172,451	1,257,145
6.000%, due 12/01/31-07/01/38	6,101,281	6,469,643
5.500%, due 01/01/33(h)	277,405	59,895

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

U. S. Government & Agency Obligations - continued
Government National Mortgage Assoc.
5.000%, due 10/15/18-04/15/35	$314,827	$328,744
5.500%, due 08/15/19-11/15/35	3,963,083	4,183,959
6.000%, due 05/15/17-08/15/34	441,529	471,719
6.500%, due 03/15/29-11/15/32	30,473	32,876
4.500%, due 09/15/33-10/15/35	4,395,241	4,421,087
7.000%, due 05/15/23-03/15/31	6,263	6,943
U.S. Treasury Bond
6.250%, due 08/15/23(e)	87,000	103,938
4.500%, due 02/15/36-08/15/39(e)	16,794,000	16,439,918
5.000%, due 05/15/37(e)	289,000	307,017
4.250%, due 05/15/39(e)	3,110,000	2,918,542
U.S. Treasury Inflation Indexed Note 2.500%, due 07/15/16(e)	3,746,435	4,084,491
U.S. Treasury Note
4.500%, due 11/15/10	3,630,000	3,757,478
1.250%, due 11/30/10	3,630,000	3,656,659
0.875%, due 01/31/11(e)	3,630,000	3,642,480
0.875%, due 02/28/11	3,630,000	3,639,928
3.875%, due 05/15/18	100,000	101,570
2.750%, due 02/15/19(e)	2,750,000	2,532,580
3.125%, due 05/15/19(e)	9,000,000	8,526,096
3.625%, due 08/15/19(e)	675,000	663,821
4.375%, due 02/15/38(e)	1,727,000	1,658,461

Total U.S. Government & Agency Obligations (Cost $99,525,065)		99,585,439

Foreign Bonds & Debt Securities - 4.9%
Australia - 0.0%
Queensland Treasury Corp. 6.000%, due 08/14/13(l)	138,000	126,465

Brazil - 0.1%
Banco Nacional de Desenvolvimento Economico e Social 8.000%, due 04/28/10(j)(o)	910,000,000	684,442

Canada - 1.4%
Canada Housing Trust 3.750%, due 03/15/20(m)	3,000,000	2,801,223
Canadian Government Bond
5.500%, due 06/01/10(m)	330,000	321,981
4.250%, due 06/01/18(m)	1,485,000	1,503,382
Province of Ontario 5.500%, due 04/23/13(m)	3,356,000	2,995,017

		7,621,603

Colombia - 0.1%
Republic of Colombia 9.750%, due 04/09/11	436,253	468,972

Security Description	Par Amount	Value

France - 1.1%
France Government Bond OAT 3.750%, due 04/25/1(o)	3,937,000	$5,850,568

Mexico - 0.0%
United Mexican States 7.500%, due 01/14/12	$84,000	93,450

Netherlands - 0.0%
Kingdom of the Netherlands 5.000%, due 07/15/12(o)	130,000	201,736

Norway - 0.9%
Government of Norway
6.000%, due 05/16/11(p)	10,343,000	1,870,417
5.000%, due 05/15/15(p)	7,150,000	1,309,422
4.250%, due 05/19/17(p)	9,440,000	1,658,171

		4,838,010

Peru - 0.1%
Republic of Peru 7.125%, due 03/30/19	$433,000	500,115

Qatar - 0.2%
Qatar Government International Bond 5.250%, due 01/20/20(144A)(b)(e)	1,250,000	1,260,938

Russia - 0.2%
Russian Federation
8.250%, due 03/31/10(144A)(b)	6,670	6,800
5.000%, due 03/31/30(144A)(b)	1,125,650	1,274,798

		1,281,598

Sweden - 0.8%
Kingdom of Sweden
5.250%, due 03/15/11(q)	16,545,000	2,445,954
5.500%, due 10/08/12(q)	14,715,000	2,264,609

		4,710,563

Total Foreign Bonds & Debt Securities (Cost $24,864,743)		27,638,460

Convertible Bonds - 4.4%
Capital Markets - 0.3%
Affiliated Managers Group, Inc. 3.950%, due 08/15/38(e)	1,679,000	1,664,309

Commercial Banks - 0.1%
National City Corp. 4.000%, due 02/01/11	549,000	562,039

Diversified Telecommunication Services - 0.3%
GCI, Inc. 7.250%, due 02/15/14	1,090,000	1,085,912

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Diversified Telecommunication Services - continued
Qwest Communications International, Inc. 3.500%, due 11/15/25	$808,000	$842,340

		1,928,252

Electrical Equipment - 0.4%
General Cable Corp. 4.500%/2.250%, due 11/15/29(j)	1,430,000	1,471,112
SunPower Corp., Series SPWR 1.250%, due 02/15/27	750,000	650,625

		2,121,737

Electronic Equipment, Instruments & Components - 0.2%
Anixter International, Inc. 1.000%, due 02/15/13	1,410,000	1,364,175

Energy Equipment & Services - 0.5%
Transocean, Ltd.
1.625%, due 12/15/37(e)	607,000	603,965
Series B 1.500%, 12/15/37	2,276,000	2,207,720

		2,811,685

Health Care Equipment & Supplies - 0.2%
Hologic, Inc. 2.000%/0.000%, due 12/15/37(e)(j)	1,000,000	858,750

Health Care Providers & Services - 0.3%
Omnicare, Inc. 3.250%, due 12/15/35	1,906,000	1,560,538

Machinery - 0.0%
Greenbrier Co., Inc. (The) 2.375%, due 05/15/26	132,000	99,000

Marine - 0.3%
Horizon Lines, Inc. 4.250%, due 08/15/12	1,949,000	1,593,308

Oil, Gas & Consumable Fuels - 0.7%
Chesapeake Energy Corp. 2.500%, due 05/15/37	990,000	891,000
Massey Energy Co. 3.250%, due 08/01/15	3,264,000	2,868,240

		3,759,240

Paper & Forest Products - 0.1%
Sino-Forest Corp. 5.000%, due 08/01/13(144A)(b)	500,000	593,125

Pharmaceuticals - 0.2%
Mylan, Inc. 1.250%, due 03/15/12(e)	914,000	952,845

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 3.250%, due 08/01/39(144A)(b)	965,000	1,113,369

Security Description	Par Amount	Value

Trading Companies & Distributors -0.3%
WESCO International, Inc. 6.000%, due 09/15/29	$1,333,000	$1,632,925

Wireless Telecommunication Services - 0.3%
NII Holdings, Inc. 3.125%, due 06/15/12	2,083,000	1,921,567

Total Convertible Bonds (Cost $19,602,706)		24,536,864

Loan Participation -4.8%
Accuride Corp. 9.250%, due 01/31/12(a)	750,000	749,014
Advanced Disposal Services 1.000%, due 12/23/14(a)	250,000	247,500
Aeroflex 3.563%, due 08/15/14(a)	1,146,377	1,052,758
Alliant Holdings I, Inc. 3.251%, due 08/21/14(a)	244,375	229,712
AmWINS Group, Inc. 2.760%, due 06/11/13(a)	634,485	539,312
Calpine Corp. 3.135%, due 03/31/14(a)	1,646,383	1,564,237
Ceva Group Plc
3.244%, due 11/04/13(a)	386,261	329,288
3.707%, due 11/04/13(a)	140,501	119,777
3.707%, due 11/04/13(a)	88,826	75,724
Charter Communications 7.250%, due 03/06/14(a)	275,100	281,290
Dae Aviation Holding 4.040%, due 07/31/14(a)	75,822	69,605
Delta Airlines, Inc. 1.000%, due 04/30/14(a)	408,951	343,519
Dollar Financial Group, Inc. 7.000%, due 10/30/12(a)	13,827	13,481
Flextronics International, Ltd. 7.395%, due 10/01/14(a)	1,311,743	1,211,723
2.534%, due 10/01/14(a)	376,938	348,196
Ford Motor Co. 5.600%, due 12/15/13(a)	478,156	443,148
Freescale Semiconductor, Inc. 12.500%, due 12/15/14(a)	333,773	344,203
Fresenius Medical Care AG & Co. 6.750%, due 08/22/14(a)	119,906	120,936
Fresenius Se 6.750%, due 08/20/14(a)	64,595	65,150
Goodyear Tire & Rubber Co. 2.340%, due 04/30/14(a)	750,000	700,159
H3C Holdings, Ltd. 3.639%, due 09/28/12(a)	600,906	567,856

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Loan Participation - continued
Hub International Holdings, Inc. 6.750%, due 06/13/14(a)	$1,067,325	$1,060,211
Hudson Products Holdings 8.000%, due 08/24/15(a)	765,313	604,597
Ineos U.S. Finance 7.501%, due 12/16/13(a)	116,472	105,844
10.001%, due 12/14/14(a)	116,459	106,415
Intelsat Jackson Holdings, Ltd. 3.235%, due 02/01/14(a)	450,000	408,375
Jarden Corp. 2.751%, due 01/24/12(a)	377,733	370,414
Kansas City Railway 1.990%-2.040%, due 04/28/13(a)	160,189	151,779
Knology, Inc. 2.484%, due 04/30/12(a)	807,101	773,808
L 1 Identity Solutions, Inc. 6.750%, due 07/29/13(a)	366,756	368,580
Life Techonolgies Corp. 5.250%, due 06/11/16(a)	282,700	285,056
New World Gaming Partners 8.750%, due 06/28/14(a)	240,158	200,532
9.000%, due 07/16/14(a)	1,185,707	990,065
Niagra 9.250%, due 06/29/14(a)	437,253	284,945
NRG Energy, Inc. 0.151%, due 02/01/13(a)	51,071	48,808
1.981%-2.001%, due 02/01/13(a)	86,568	82,733
Oshkosh Truck Corp. 6.260%, due 12/06/13(a)	547,219	548,151
Paetec Holding 2.731%, due 02/28/13(a)	314,174	299,842
Pilot Travel Centers LLC 1.000%, due 11/24/15(a)	815,000	822,384
Psychiatric Solution, Inc. 2.006%-2.034%, due 07/02/12(a)	259,569	247,024
Rehabcare Group, Inc. 6.000%, due 11/01/15(a)	260,000	257,969
Revlon 4.250%, due 01/15/12(a)	100,000	98,232
Scitor Corp. 4.480%, due 09/28/14(a)	298,876	268,989
Sig Euro Holding AG & Co. 2.250%, due 05/11/15(p)	435,000	623,919
Standard Aero, Ltd. 4.010%, due 07/31/14(a)	73,988	74,035
Stratos Global Corp. 2.751%, due 02/13/12(a)	1,174,242	1,158,096

Security Description	Par Amount	Value

Loan Participation - continued
Sun Healthcare Bank 2.251%-2.825%, due 04/12/14(a)	$693,947	$651,877
SunGuard Data Systems, Inc. 6.750%, due 02/28/14(a)	296,250	299,460
Synagro Technologies, Inc. 2.230%, due 04/02/14(a)	244,975	203,329
Telesat Canada 3.240%, due 10/23/14(a)	1,738,051	1,672,144
Texas Competitive Energy 2.480%-3.751%, due 10/10/14(a)	1,557,581	1,268,946
URS Corp. 2.537%-2.537%, due 05/01/13(a)	223,185	219,838
USI Holdings Corp. 3.010%, due 04/30/14(a)	341,250	308,548
7.000%, due 05/05/14(a)	254,363	246,732
Warner Chilcott 5.750%, due 04/30/14-04/30/15(a)	1,173,305	1,176,436
5.500%, due 10/30/14(a)	671,187	672,965
5.700%, due 04/30/15(a)	335,593	336,482
Wideopenwest Finance LLC 2.755%-4.750%, due 06/30/14(a)	299,246	276,991

Total Loan Participation (Cost $27,689,884)		26,991,139

Common Stocks - 0.7%
Airlines - 0.0%
Delta Air Lines, Inc.*(e)	2,000	22,760
UAL Corp.*(e)	542	6,997

		29,757

Auto Components - 0.3%
Lear Corp.*	20,270	1,371,063

Building Products - 0.0%
Ainsworth Lumber Co., Ltd.(144A)*(b)	54,081	136,947
Owens Corning, Inc.*(e)	2,967	76,074

		213,021

Capital Markets - 0.2%
Legg Mason, Inc.(e)	39,964	1,205,314

Chemicals - 0.2%
Georgia Gulf Corp.*	56,419	980,562
Sterling Chemicals, Inc.*	35	245

		980,807

Commercial & Professional Services - 0.0%
Comdisco Holding Co., Inc.*	83	830

Diversified Financial Services - 0.0%
Leucadia National Corp.*(e)	26	619

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc.*(e)	$35	$121

Food Products - 0.0%
Smithfield Foods, Inc.*(e)	2,165	32,886

Insurance - 0.0%
Conseco, Inc.*(e)	5,666	28,330

Media - 0.0%
Knology, Inc.*(e)	99	1,084

Textiles, Apparel & Luxury Goods - 0.0%
Polymer Group, Inc. - Class A*	136	1,904

Wireless Telecommunication Services — 0.0%
American Tower Corp. - Class A*(e)	1,973	85,253
USA Mobility, Inc.(e)	4	44

		85,297

Total Common Stocks (Cost $3,492,893)		3,951,033

Preferred Stock - 0.0%
Internet Software & Services - 0.0%
PTV, Inc., Series A 10.000%, due 01/10/23* (Cost - $0)	1	—

Convertible Preferred Stocks - 0.5%
Diversified Financial Services - 0.4%
Bank of America Corp. 7.250%	2,785	2,448,015

Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 6.750%, due 05/01/10(e)	6,100	702,720

Total Convertible Preferred Stocks (Cost $2,421,155)		3,150,735

Warrants - 0.1%
Auto Components - 0.1%
Lear Corp. expires 11/09/14 *	8,591	542,951

Diversified Telecommunication Services - 0.0%
COLO.COM, Inc., expires 3/15/10 (144A)*(b)(c)	220	—

Foreign Government - 0.0%
Republic of Venezuela, expires 4/15/20 (144A)*(b)	1,700	43,350

Life Sciences Tools & Services - 0.0%
Mediq, Inc., expires 6/1/09*	110	—

Media - 0.0%
MDP Acquisitions Plc, expires 10/01/13 (144A)*(b)	42	1,955

Security Description	Shares/Par Amount	Value

Media - continued
Sirius XM Radio, Inc. expires 3/15/10 (144A)*(b)	100	$—

		1,955

Total Warrants (Cost $388,418)		588,256

Short-Term Investments - 4.6%
Mutual Fund - 2.5%
State Street Navigator Securities Lending Prime Portfolio(k)	14,131,886	14,131,886

Repurchase Agreement - 2.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $11,723,007 on 01/04/10 collateralized by $11,025,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $11,962,125.	$11,723,000	11,723,000

Total Short-Term Investments (Cost $25,854,886)		25,854,886

Total Investments - 100.0% (Cost $537,961,942)		562,591,986

Other Assets and Liabilities (net) - 0.0%		(142,811)

Net Assets - 100.0%		$562,449,175

*	Non-income producing security.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(b)	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Zero coupon bond - Interest rate represents current yield to maturity.
(e)	All or a portion of securities is on loan.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

(h)	Interest only STRIPS security. Par shown reflects the notional amount of the Bond.
(i)	Principal only STRIPS security.
(j)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(k)	Represents investment of collateral received from securities lending transactions.
(l)	Par shown in Australian Dollar. Value is shown in USD.
(m)	Par shown in Canadian Dollar. Value is shown in USD.
(n)	Par shown in Danish Krone. Value is shown in USD.
(o)	Par shown in Euro Currency. Value is shown in USD.
(p)	Par shown in Norwegian Krone. Value is shown in USD.
(q)	Par shown in Swedish Krona. Value is shown in USD.

Credit Composition as of December 31, 2009 (Unaudited)
Portfolio Composition by Credit Quality	Percent of Portfolio
AAA/Government/Government Agency	27.6%
AA	2.9
A	6.5
BBB	21.6
BB	13.2
B	14.5
Below B	5.6
Equities/Others	8.1

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Municipals	$—	$4,304,554	$—	$4,304,554
Asset-Backed Securities	—	54,574,441	15	54,574,456
Total Domestic Bonds & Debt Securities*	—	291,416,164	—	291,416,164
U. S. Government & Agency Obligations	—	99,585,439	—	99,585,439
Total Foreign Bonds & Debt Securities*	—	27,638,460	—	27,638,460
Total Convertible Bonds*	—	24,536,864	—	24,536,864
Loan Participation	—	26,991,139	—	26,991,139
Total Common Stocks*	3,951,033	—	—	3,951,033
Total Preferred Stock	—	—	—	—
Total Convertible Preferred Stocks*	3,150,735	—	—	3,150,735
Warrants
Auto Components	542,951	—	—	542,951
Diversified Telecommunication Services	—	—	—	—
Foreign Government	—	43,350	—	43,350
Life Sciences Tools & Services	—	—	—	—
Media	—	1,955	—	1,955
Total Warrants	542,951	45,305	—	588,256
Short-Term Investments
Mutual Funds	14,131,886	—	—	14,131,886
Repurchase Agreement	—	11,723,000	—	11,723,000
Total Short-Term Investments	14,131,886	11,723,000	—	25,854,886
TOTAL INVESTMENTS	$21,776,605	$540,815,366	$15	$562,591,986

	Level 1		Level 2		Level 3		Total
	Asset	Liability	Asset	Liability	Asset	Liability
Forward Contracts**	$—	$—	$379,766	$(22,867)	$—	$—	$356,899
*	See Portfolio of Investments for additional detail categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued based on the unrealized appreciation/depreciation on the instruments.

See accompanying notes to financial statements.

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Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ (Premiums)	Realized Gain / (Loss)	Change in Unrealized Depreciation	Net Sales	Balance as of December 31, 2009
Asset Backed Securities	$15	$—	$3	$6	$(9)	$15
Common Stock
Commercial & Professional Services	2	—	—	(2)	—	—
Diversified Financial Services	1,146	—	(102,311)	101,165	—	—
Diversified Telecommunication Services	—	—	(1,948)	1,948	—	—
Food Products	878	—	(514)	(364)	—	—
Metals & Mining	—	—	(7,570)	7,570	—	—
Convertible Bonds
Internet Software & Services	—	(66)	(439,947)	440,013	—	—
Convertible Preferred Stocks
Building Products	—	—	(4,026)	4,026	—	—
Metals & Mining	—	—	(355,250)	355,250	—	—
Escrowed Shares	6,902	—	—	(6,902)	—	—
Preferred Stock
Internet Software & Services	1	—	—	(1)	—	—
Warrants
Airlines	—	—	(4,392)	4,392	—	—
Media	6,451	—		(6,451)	—	—

Total	$15,395	$(66)	$(915,955)	$900,650	$(9)	$15

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$550,868,986
Repurchase Agreement	11,723,000
Cash	167,219
Cash denominated in foreign currencies (c)	2,760,290
Receivable for investments sold	141,831
Receivable for shares sold	5,062,812
Dividends receivable	51,725
Interest receivable	7,433,564
Unrealized appreciation on forward foreign currency exchange contracts	379,766

Total assets	578,589,193

Liabilities
Payables for:
Investments purchased	1,412,319
Shares redeemed	245,147
Unrealized depreciation on forward foreign currency exchange contracts	22,867
Collateral for securities loaned	14,131,886
Accrued Expenses:
Management fees	279,296
Distribution and service fees - Class E	9,312
Administration fees	3,326
Custodian and accounting fees	13,575
Deferred trustees’ fees	7,518
Other expenses	14,772

Total liabilities	16,140,018

Net Assets	$562,449,175

Net Assets Represented by
Paid in surplus	$510,305,301
Accumulated net realized loss	(4,449,840)
Unrealized appreciation on investments and foreign currency transactions	24,947,154
Undistributed net investment income	31,646,560

Net Assets	$562,449,175

Net Assets
Class A	$488,875,926

Class E	73,573,249

Capital Shares Outstanding
Class A	46,691,139

Class E	7,053,392

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.47

Class E	10.43

(a)	Identified cost of investments, excluding repurchase agreement, was $526,238,942.
(b)	Includes securities loaned at value of $13,843,085.
(c)	Identified cost of cash denominated in foreign currencies was $2,815,091.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$418,040
Interest (b)	33,864,491

Total investment income	34,282,531

Expenses
Management fees	2,601,977
Administration fees	34,654
Custodian and accounting fees	113,267
Distribution and service fees - Class E	66,825
Audit and tax services	53,163
Legal	36,350
Trustees’ fees and expenses	22,763
Shareholder reporting	9,907
Insurance	1,016
Miscellaneous	8,055

Total expenses	2,947,977

Net investment income	31,334,554

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized loss on:
Investments	(1,183,202)
Foreign currency transactions	(220,271)

Net realized loss on investments and foreign currency transactions	(1,403,473)

Net change in unrealized appreciation on:
Investments	92,931,782
Foreign currency transactions	330,591

Net change in unrealized appreciation on investments and foreign currency transactions	93,262,373

Net realized and unrealized gain on investments and foreign currency transactions	91,858,900

Net Increase in Net Assets from Operations	$123,193,454

(a)	Net of foreign withholding taxes of $20,785.
(b)	Includes net income on securities loaned of $91,242.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$31,334,554	$24,078,937
Net realized gain (loss) on investments and foreign currency transactions	(1,403,473)	6,641,643
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	93,262,373	(71,751,361)

Net increase (decrease) in net assets resulting from operations	123,193,454	(41,030,781)

Distributions to Shareholders
From net investment income
Class A	(19,725,388)	(23,170,014)
Class E	(416,674)	—
From net realized gains
Class A	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(20,142,062)	(23,170,014)

Capital Share Transactions
Proceeds from shares sold
Class A	129,899,269	124,197,446
Class E	20,840,851	9,704,659
Proceeds from shares sold from fund subscription in kind
Class A	—	—
Class E	44,244,264	—
Net asset value of shares issued through dividend reinvestment
Class A	19,725,388	23,170,014
Class E	416,674	—
Cost of shares repurchased
Class A	(67,758,436)	(94,826,569)
Class E	(11,899,862)	(1,788,874)

Net increase in net assets from capital share transactions	135,468,148	60,456,676

Net Increase (Decrease) in Net Assets	238,519,540	(3,744,119)
Net assets at beginning of period	323,929,635	327,673,754

Net assets at end of period	$562,449,175	$323,929,635

Undistributed net investment income at end of period	$31,646,560	$19,875,316

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,			Period Ended December 31, 2006(b)	For the Years Ended October 31,
	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.37	$10.02	$9.46	$9.81	$9.56	$9.73

Income (Loss) from Investment Operations:
Net investment income(a)	0.68	0.64	0.51	0.07	0.49	0.53
Net realized/unrealized gain (loss) on investments	1.94	(1.63)	0.12	0.04	0.15	(0.04)

Total from investment operations	2.62	(0.99)	0.63	0.11	0.64	0.49

Less Distributions
Dividends from net investment income	(0.52)	(0.66)	(0.07)	(0.46)	(0.39)	(0.66)
Distributions from net realized capital gains	—	—	—	—	—	—

Total distributions	(0.52)	(0.66)	(0.07)	(0.46)	(0.39)	(0.66)

Net Asset Value, End of Period	$10.47	$8.37	$10.02	$9.46	$9.81	$9.56

Total Return	33.09%	(10.74)%	6.65%	1.10%	6.95%	5.17%
Ratio of expenses to average net assets	0.66%	0.67%	0.76%	0.85%*	0.88%	0.86%
Ratio of expenses to average net assets before reimbursement and rebates	0.66%	0.67%	0.76%	0.85%*	0.88%	N/A
Ratio of net investment income to average net assets	7.25%	6.77%	5.28%	4.56%*	5.13%	5.58%
Portfolio turnover rate	31.7%	45.4%	44.5%	6.4%	33.0%	37.0%
Net assets, end of period (in millions)	$488.9	$317.1	$327.7	$253.8	$243	$186

Please see following page for Financial Highlights footnote legend.

	Class E
	For the Years Ended December 31,
	2009	2008(c)
Net Asset Value, Beginning of Period	$8.34	$9.51

Income Gain (Loss) from Investment Operations
Net investment income(a)	0.66	0.43
Net realized/unrealized gain (loss) on investment	1.94	(1.60)

Total from investment operations	2.60	(1.17)

Less Distributions
Dividends from net investment income	(0.51)	—
Distributions from net realized capital gains	—	—

Total distributions	(0.51)	—

Net Asset Value, End of Period	$10.43	$8.34

Total Return	32.76%	(12.30)%
Ratio of expenses to average net assets	0.81%	0.84%*
Ratio of expenses to average net assets before reimbursements and rebates	0.81%	0.84%*
Ratio of net investment loss to average net assets	6.86%	6.97%*
Portfolio turnover rate	31.7%	45.4%
Net assets, end of period (in millions)	$73.6	$6.9

*	Annualized
N/A	Not Applicable
(a)	Per share amount based on average shares outstanding during the period.
(b)	Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c)	Commencement of operations—04/28/08.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In

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Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value on the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held at year end are included in the Portfolio’s Portfolio of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pioneer Investment Management, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

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Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$2,601,977	0.60%	First $500 Million

	0.55%	$500 Million to $1 Billion

	0.53%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Subscription in Kind	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	37,895,904	13,779,974	—	2,382,293	(7,367,032)	8,795,235	46,691,139
12/31/2008	32,708,363	13,117,395	—	2,433,825	(10,363,679)	5,187,541	37,895,904

Class E

12/31/2009	822,648	2,171,351	5,260,911	50,445	(1,251,963)	6,230,744	7,053,392
04/28/2008-12/31/2008	—	1,024,045	—	—	(201,397)	822,648	822,648

The Portfolio is authorized to issue an unlimited number of shares.

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Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$47,558,994	$202,125,203	$48,527,770	$84,806,957

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$537,910,802	$41,000,391	$(16,319,207)	$24,681,184

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

At December 31, 2009, the Portfolio had following derivatives, grouped into appropriate risk categories:

Risk Exposure	Asset Derivative & Liability Derivative—Fair Value

Foreign Exchange	Unrealized appreciation on forward foreign currency exchange exchange contracts	$379,766	Unrealized depreciation on forward foreign currency exchange exchange contracts	$(22,867)

Year end balances are indicative of activity throughout the year.

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Risk Exposure
Location Statement of Operations—Net Realized Gain (Loss)	Foreign Exchange

Foreign currency transactions	$(655,065)

Location Statement of Operations—Net Change in Unrealized Gain (Loss)	Foreign Exchange

Foreign currency transactions	$202,558

For the year ended December 31, 2009, the average per contract outstanding for each derivative type was as follows:

Average Notional Amounts or Contract Amount(a)	Foreign Exchange Contracts

Foreign currency transaction	$10,615,486

(a) Amount represents the average notional amount or contract amount.

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$13,843,085	$14,131,886	$—	$14,131,886

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver	Value at December 31, 2009	In Exchange for U.S. $	Net Unrealized Appreciation/(Depreciation)
2/22/2010	Brown Brothers Harriman	2,225,000 AUD	$1,987,542	$1,964,675	$(22,867)
1/7/2010	Brown Brothers Harriman	5,000,000 EUR	7,166,984	7,546,750	379,766

					$356,899

AUD—Australian Dollar

EUR—Euro Dollar

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

11. Income Tax Information

The tax character of distributions paid for the years or periods ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$20,142,062	$23,170,014	$—	$—	$20,142,062	$23,170,014

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$32,010,977	$—	$24,641,395	$(4,500,980)	$52,151,392

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Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

11. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2010		Expiring 12/31/2017	Total

$2,263,562	*	$2,237,418	$4,500,980

* On May 1, 2006, Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust, was reorganized into the Portfolio.

12. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

13. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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Pioneer Strategic Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pioneer Strategic Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Pioneer Strategic Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

37

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Pioneer Strategic Income Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Universal Bond Index, for the same periods ended August 31, 2009. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

38

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Pioneer Strategic Income Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s actual management fees were above the Expense Universe median and total expenses (exclusive of 12b-1 fees) were below the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Pioneer Strategic Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual management fee would be triggered. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at asset levels up to $5 billion, after which point the fee level increases above the asset-weighted average of comparable funds for all higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

39

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

40

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Met Investors Series Trust Rainier Large Cap Equity Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Managed by Rainier Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Rainier Large Cap Equity Portfolio had a return of 23.68% and 23.25% for Class A and B Shares, respectively, versus 28.43% and 37.21% for its benchmarks, the Russell 1000 Index1 and Russell 1000 Growth Index2, respectively.

Market Environment / Conditions

It is unlikely that we will see another year like 2009 in our lifetimes. From the early-year market collapse that left some questioning the future of capitalism to a historic rally driven by an almost insatiable appetite for risk, the market reflected extremes in investor emotions and perceptions. For the year, the S&P 500 climbed 26.46% in price—the combination of a 25.52% decline from January 1 through March 9 and a subsequent 64.95% rally from that point through year-end. For each of the last three quarters of the year, the market provided above-average investment returns.

What sparked the market recovery? Although unpopular in many circles, government intervention in the financial system gave investors confidence that a collapse in the financial system could be averted and managed without an unprecedented nationalization of financial institutions. A stunning recovery of emerging country economies eased fears of deflation and improved prospects for exports and foreign subsidiaries. With little to no income or appreciation potential, money market funds and Treasury securities began to lose appeal as safe havens in favor of the opportunity in deeply discounted riskier assets—notably equities and high yield bonds.

Equally important, corporations began performing an excellent balancing act, remaining lean on costs but staying vigilant for revenue growth opportunities. While many consumers entered the recession in excessively leveraged conditions, most corporations outside the financial services sector were bolstered by strong balance sheets. As a result, earnings results for most companies have been better than expected in each of the last three quarters, with positive surprises significantly exceeding negative surprises. Year-over-year quarterly earnings comparisons, which bottomed at -31% in the March quarter, steadily improved and finished the year with a fourth quarter comparison of close to +40%.

Portfolio Review / Current Positioning

The weakest sectors for the Portfolio for the year ending December 31, 2009 were consumer discretionary, financial services and producer durables. Consumer discretionary shares lagged as a result of the Portfolio’s overweight in Best Buy Co. Inc. and because we did not own some of the sector’s stronger performers, such as Amazon.com Inc. Financial services sector returns were hindered by insufficient exposure to rebounding stocks such as Goldman Sachs Group Inc. Producer durables was hurt by weak performance from stocks such as Raytheon Co., Iron Mountain Inc. (document storage) and Norfolk Southern Corp.

Another weak area of the Portfolio was the exposure to biotech. Gilead Sciences Inc., in particular, underperformed after being a major contributor to performance in previous years. Earnings and revenue growth for the stock were impressive, but investors reacted negatively to acquisitions that the company made outside of its core business. At the beginning of the year, we maintained our emphasis on companies with both strong financial footing and the capacity to improve competitive position coming out of a recession. This was especially pertinent in the financial sector where we minimized exposure to credit and real estate risk.

During the first quarter of the year, good performance was fairly broad-based across sectors—most notably in financials, materials and health care, followed by energy, technology and consumer discretionary. What benefited the Portfolio in the first quarter, however, worked against it in the second. Investors embraced risk aggressively in the aftermath of stocks reaching a 12-year low in early March and proceeded to buy stocks that had been hardest hit in 2008. Underperformance of the Portfolio in 2009 was most pronounced during this initial phase of the equity market recovery. Although we entered 2009 with a positive view of the market, we underestimated the extent to which economically sensitive shares would recover and high-quality issues would lag. While we achieved a double-digit return in both the second and third quarters, lower-quality stocks were among the best performers which did not favor our discipline of emphasizing higher-quality shares.

During the second half of the year, we remained diversified across all sectors, leaning in favor of stocks with economic sensitivity. Among the stocks that we added to the Portfolio were Cummins Inc. (diesel and natural gas engines) in producer durables; Franklin Resources Inc. and American Express Co. in financial services; and Time Warner Cable Inc. and Walt Disney Co. in the media industry. We are underweight in more defensive sectors such as consumer staples, financial services and utilities.

On the positive side, energy stocks were the top performing relative sector, with major contributors coming from Transocean Ltd. (off-shore drilling) and a very small position in Exxon Mobil Corp., which underperformed the energy sector and the market overall.

On an absolute basis, the top performing sector was technology, which rose over 60% in the Russell 1000 Index. Due to our overweighting of this sector, relative performance was favorable and was led by Apple Inc., Broadcom Corp. (semiconductors) and Google Inc.

Team Managed

Daniel M. Brewer, CFA

Mark W. Broughton, CFA

Stacie L. Cowell, CFA

Mark H. Dawson, CFA

Andrea L. Durbin, CFA

James R. Margard, CFA

Peter M. Musser, CFA

Rainier Investment Management, Inc.

1

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Managed by Rainier Investment Management, Inc.

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Apple, Inc.	3.2%
Chevron Corp.	2.8%
JPMorgan Chase & Co.	2.5%
Cisco Systems, Inc.	2.3%
Transocean, Ltd.	2.1%
Google, Inc. - Class A	2.1%
Abbott Laboratories	2.0%
PepsiCo, Inc.	1.9%
Freeport-McMoRan Copper & Gold, Inc.	1.9%
EMC Corp.	1.9%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	22.6%
Financials	11.8%
Communications	11.3%
Technology	10.4%
Energy	10.2%
Cyclical	9.8%
Short-Term Investments	9.4%
Industrials	8.3%
Basic Materials	4.5%
Utilities	1.7%

2

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Rainier Large Cap Equity Portfolio managed by

Rainier Investment Management, Inc. vs. Russell 1000 Index1 and Russell 1000 Growth Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	Since Inception[4]
Rainier Large Cap Equity Portfolio—Class A	23.68%	-13.96%
Class B	23.25%	-14.17%
Russell 1000 Index[1]	28.43%	-11.77%
Russell 1000 Growth Index[2]	37.21%	-9.23%

The performance of Class B shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investible U.S. equity market.

2 The Russell 1000 Growth Index is an unmanaged measure of the performance of the largest capitalized U.S. companies, within Russell 1000 companies, that have higher price-to-book ratios and higher forecasted growth values.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4Inception of Class A and Class B shares is 11/1/07. Index returns are based on an inception date of 11/1/07.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.69%	$1,000.00	$1,194.60	$3.82
Hypothetical	0.69%	1,000.00	1,021.73	3.52

Class B
Actual	0.94%	$1,000.00	$1,193.20	$5.14
Hypothetical	0.94%	1,000.00	1,020.52	4.74

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.1%
Aerospace & Defense - 2.2%
Precision Castparts Corp.	87,300	$9,633,555
United Technologies Corp.	152,095	10,556,914

		20,190,469

Air Freight & Logistics - 1.0%
Expeditors International of Washington, Inc.	271,160	9,417,387

Beverages - 2.6%
Molson Coors Brewing Co. - Class B	145,930	6,590,199
PepsiCo, Inc.	296,015	17,997,712

		24,587,911

Biotechnology - 3.8%
Amgen, Inc.*	125,800	7,116,506
Celgene Corp.*	190,690	10,617,619
Cephalon, Inc.*(a)	58,325	3,640,063
Gilead Sciences, Inc.*	320,570	13,874,270

		35,248,458

Capital Markets - 6.3%
Ameriprise Financial, Inc.	211,940	8,227,511
Charles Schwab Corp. (The)	194,670	3,663,689
Franklin Resources, Inc.	112,050	11,804,468
Goldman Sachs Group, Inc. (The)	37,350	6,306,174
Invesco, Ltd.	357,800	8,404,722
Morgan Stanley	210,465	6,229,764
State Street Corp.	310,500	13,519,170

		58,155,498

Chemicals - 1.9%
Albemarle Corp.(a)	251,830	9,159,057
Praxair, Inc.	108,065	8,678,700

		17,837,757

Commercial & Professional Services - 0.8%
Iron Mountain, Inc.*(a)	308,750	7,027,150

Communications Equipment - 4.2%
Cisco Systems, Inc.*	893,630	21,393,502
Juniper Networks, Inc.*(a)	273,320	7,289,444
QUALCOMM, Inc.	229,040	10,595,391

		39,278,337

Computers & Peripherals - 5.8%
Apple, Inc.*	142,685	30,086,559
EMC Corp.*	985,625	17,218,869
Hewlett-Packard Co.	124,000	6,387,240

		53,692,668

Consumer Finance - 1.0%
American Express Co.	219,170	8,880,768

Security Description	Shares	Value

Diversified Financial Services - 3.2%
IntercontinentalExchange, Inc.*	60,220	$6,762,706
JPMorgan Chase & Co.	547,015	22,794,115

		29,556,821

Electrical Equipment - 0.8%
ABB, Ltd. (ADR)	378,465	7,228,682

Electronic Equipment, Instruments & Components - 0.6%
Trimble Navigation, Ltd.*(a)	212,940	5,366,088

Energy Equipment & Services - 3.3%
Cameron International Corp.*	276,200	11,545,160
Transocean, Ltd.*	235,904	19,532,851

		31,078,011

Food & Staples Retailing - 0.6%
Wal-Mart Stores, Inc.	104,675	5,594,879

Food Products - 2.9%
General Mills, Inc.	204,590	14,487,018
J.M. Smucker Co. (The)	202,640	12,513,020

		27,000,038

Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	199,545	11,709,301
St. Jude Medical, Inc.*	147,030	5,407,763

		17,117,064

Health Care Providers & Services - 1.4%
Express Scripts, Inc.*	106,285	9,188,338
UnitedHealth Group, Inc.	126,490	3,855,415

		13,043,753

Hotels, Restaurants & Leisure - 2.6%
Carnival Corp.*	339,710	10,765,410
McDonald’s Corp.	90,090	5,625,220
Starbucks Corp.*(a)	348,100	8,027,186

		24,417,816

Household Durables - 0.6%
Newell Rubbermaid, Inc.(a)	345,900	5,191,959

Household Products - 1.0%
Colgate-Palmolive Co.	112,840	9,269,806

Independent Power Producers & Energy Traders - 1.8%
AES Corp. (The)*	1,232,480	16,404,309

Industrial Conglomerates - 1.7%
3M Co.	185,790	15,359,259

Insurance - 1.8%
ACE, Ltd.	218,440	11,009,376
Marsh & McLennan Cos., Inc.	243,560	5,377,805

		16,387,181

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Internet Software & Services - 2.8%
eBay, Inc.*	280,660	$6,606,736
Google, Inc. - Class A*	31,075	19,265,879

		25,872,615

IT Services - 2.4%
Visa, Inc. - Class A	153,104	13,390,476
Western Union Co.	472,620	8,908,887

		22,299,363

Life Sciences Tools & Services - 1.1%
Covance, Inc.*(a)	90,470	4,936,948
Qiagen N.V.*(a)	245,170	5,472,194

		10,409,142

Machinery - 2.7%
Cummins, Inc.	265,640	12,182,251
Deere & Co.(a)	104,390	5,646,455
Oshkosh Corp.	203,880	7,549,676

		25,378,382

Media - 2.8%
Comcast Corp. - Class A	311,710	5,255,431
DIRECTV - Class A*(a)	188,925	6,300,649
Time Warner, Inc.	288,710	8,413,009
Walt Disney Co. (The)	178,730	5,764,042

		25,733,131

Metals & Mining - 2.9%
Freeport-McMoRan Copper & Gold, Inc.*	223,230	17,923,137
Walter Energy, Inc.(a)	120,930	9,107,238

		27,030,375

Multiline Retail - 1.6%
Kohl’s Corp.*	118,660	6,399,334
Target Corp.	183,400	8,871,058

		15,270,392

Oil, Gas & Consumable Fuels - 7.6%
Chevron Corp.	334,975	25,789,725
Devon Energy Corp.	222,275	16,337,213
Newfield Exploration Co.*	161,830	7,805,061
Southwestern Energy Co.*	143,840	6,933,088
Total S.A. (ADR)	213,885	13,697,195

		70,562,282

Personal Products - 1.6%
Avon Products, Inc.	234,195	7,377,143
Estee Lauder Cos., Inc. (The) - Class A	150,570	7,281,565

		14,658,708

Security Description	Shares	Value

Pharmaceuticals - 4.2%
Abbott Laboratories	347,650	$18,769,623
Allergan, Inc.(a)	101,465	6,393,310
Shire Plc (ADR)	115,120	6,757,544
Teva Pharmaceutical Industries, Ltd. (ADR)	128,415	7,214,355

		39,134,832

Professional Services - 0.5%
FTI Consulting, Inc.*(a)	105,950	4,996,602

Real Estate Investment Trusts (REITs) - 0.5%
Annaly Mortgage Management, Inc.	262,675	4,557,411

Road & Rail - 0.8%
CSX Corp.	151,190	7,331,203

Semiconductors & Semiconductor Equipment - 2.6%
Broadcom Corp. - Class A*	268,035	8,429,701
Intel Corp.	749,820	15,296,328

		23,726,029

Software - 3.7%
Check Point Software Technologies, Ltd.*(a)	252,810	8,565,203
Microsoft Corp.	513,685	15,662,255
Oracle Corp.	399,785	9,810,724

		34,038,182

Specialty Retail - 2.5%
Best Buy Co., Inc.(a)	147,640	5,825,874
Gap, Inc. (The)	404,310	8,470,295
Lowe’s Cos., Inc.	376,095	8,796,862

		23,093,031

Textiles, Apparel & Luxury Goods - 1.8%
Coach, Inc.	144,530	5,279,681
NIKE, Inc. - Class B	87,145	5,757,670
VF Corp.	73,580	5,388,999

		16,426,350

Wireless Telecommunication Services - 1.3%
American Tower Corp. - Class A*	290,740	12,562,875

Total Common Stocks (Cost $785,339,117)		900,412,974

Short-Term Investments - 10.0%
Mutual Funds - 7.0%
State Street Navigator Securities Lending Prime Portfolio(b)	65,262,185	65,262,185

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - 3.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $8,892,750 on 01/04/10 collateralized by $8,680,000 Federal National Mortgage Association at 5.800% due 02/09/26 with a value of $9,070,600.	$8,892,745	$8,892,745
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $18,976,265 on 01/04/10 collateralized by $18,910,000 Federal National Mortgage Association at 4.720% due 01/22/18 with a value of $19,359,113.	18,976,255	18,976,255

Total Short-Term Investments (Cost $93,131,185)		93,131,185

Total Investments - 107.1% (Cost $878,470,302)		993,544,159

Other Assets and Liabilities (net) - (7.1)%		(65,662,682)

Net Assets - 100.0%		$927,881,477

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$900,412,974	$—	$—	$900,412,974
Short-Term Investments
Mutual Funds	65,262,185	—	—	65,262,185
Repurchase Agreements	—	27,869,000	—	27,869,000
Total Short-Term Investments	—	27,869,000	—	93,131,185
TOTAL INVESTMENTS	$965,675,159	$27,869,000	$—	$993,544,159

*	See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$965,675,159
Repurchase Agreements	27,869,000
Cash	886
Receivable for investments sold	871,459
Receivable for shares sold	93,851
Dividends receivable	761,316
Interest receivable	4

Total assets	995,271,675

Liabilities
Payables for:
Investments purchased	1,545,547
Shares redeemed	30,761
Collateral for securities loaned	65,262,185
Accrued Expenses:
Management fees	514,685
Distribution and service fees - Class B	8,675
Administration fees	5,167
Custodian and accounting fees	5,445
Deferred trustees’ fees	7,518
Other expenses	10,215

Total liabilities	67,390,198

Net Assets	$927,881,477

Net Assets Represented by
Paid in surplus	$1,089,761,768
Accumulated net realized loss	(283,023,605)
Unrealized appreciation on investments	115,073,857
Undistributed net investment income	6,069,457

Net Assets	$927,881,477

Net Assets
Class A	$884,991,262

Class B	42,890,215

Capital Shares Outstanding
Class A	125,338,320

Class B	6,092,330

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.06

Class B	7.04

(a)	Identified cost of investments, excluding repurchase agreements, was $850,601,302.
(b)	Includes securities loaned at value of $63,730,992.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$11,065,290
Interest (b)	146,203

Total investment income	11,211,493

Expenses
Management fees	4,800,414
Administration fees	54,845
Custodian and accounting fees	62,238
Distribution and service fees - Class B	85,114
Audit and tax services	31,486
Legal	36,350
Trustees’ fees and expenses	22,763
Shareholder reporting	31,038
Insurance	9,583
Miscellaneous	8,126

Total expenses	5,141,957
Less broker commission recapture	(38,385)

Net expenses	5,103,572

Net investment income	6,107,921

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(134,408,923)

Net change in unrealized appreciation on investments	299,317,794

Net realized and unrealized gain on investments	164,908,871

Net Increase in Net Assets from Operations	$171,016,792

(a)	Net of foreign withholding taxes of $190,760.
(b)	Includes net income on securities loaned of $143,671.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$6,107,921	$5,860,530
Net realized loss on investments and foreign currency transactions	(134,408,923)	(148,189,784)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	299,317,794	(208,993,104)

Net increase (decrease) in net assets resulting from operations	171,016,792	(351,322,358)

Distributions to Shareholders
From net investment income
Class A	(5,489,645)	—
Class B	(279,563)	—
From net realized gains
Class A	—	(7,949,019)
Class B	—	(361,248)

Net decrease in net assets resulting from distributions	(5,769,208)	(8,310,267)

Capital Share Transactions
Proceeds from shares sold
Class A	231,407,891	163,589,836
Class B	23,453,140	53,968,138
Net asset value of shares issued through dividend reinvestment
Class A	5,489,645	7,949,019
Class B	279,563	361,248
Cost of shares repurchased
Class A	(29,735,162)	(80,669,877)
Class B	(18,558,806)	(15,071,702)

Net increase in net assets from capital share transactions	212,336,271	130,126,662

Net Increase (Decrease) in Net Assets	377,583,855	(229,505,963)
Net assets at beginning of period	550,297,622	779,803,585

Net assets at end of period	$927,881,477	$550,297,622

Undistributed net investment income at end of period	$6,069,457	$5,769,128

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$5.77	$10.00	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.05	0.07	0.01
Net realized/unrealized gain (loss) on investments	1.30	(4.20)	0.00	+

Total from investment operations	1.35	(4.13)	0.01

Less Distributions
Dividends from net investment income	(0.06)	—	(0.01)
Distributions from net realized capital gains	—	(0.10)	—

Total distributions	(0.06)	(0.10)	(0.01)

Net Asset Value, End of Period	$7.06	$5.77	$10.00

Total Return	23.68%	(41.70)%	0.09%
Ratio of expenses to average net assets after reimbursement	0.70%	0.69%	0.75	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.70%	0.70%	0.75	%*
Ratio of net investment income to average net assets	0.86%	0.85%	0.71	%*
Portfolio turnover rate	91.3%	97.5%	11.2%
Net assets, end of period (in millions)	$885.0	$519.8	$771.8

	Class B
	For the Years Ended December 31,
	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$5.76	$10.00	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.04	0.05	0.00	+
Net realized/unrealized gain (loss) on investments	1.29	(4.19)	0.01

Total from investment operations	1.33	(4.14)	0.01

Less Distributions
Dividends from net investment income	(0.05)	—	(0.01)
Distributions from net realized capital gains	—	(0.10)	—

Total distributions	(0.05)	(0.10)	(0.01)

Net Asset Value, End of Period	$7.04	$5.76	$10.00

Total Return	23.25%	(41.80)%	0.07%
Ratio of expenses to average net assets	0.95%	0.94%	1.02	%*
Ratio of expenses to average net assets before reimbursement and rebates	0.95%	0.96%	1.04	%*
Ratio of net investment income to average net assets	0.61%	0.63%	0.27	%*
Portfolio turnover rate	91.3%	97.5%	11.2%
Net assets, end of period (in millions)	$42.9	$30.5	$8.0

*	Annualized
+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—11/01/2007.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Rainier Large Cap Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Rainier Investment Management, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$4,800,414	0.700%	First $150 Million

	0.675%	$150 Million to $300 Million

	0.650%	$300 Million to $1 Billion

	0.600%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement for the Portfolio shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.80%	1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	90,059,806	39,223,284	992,703	(4,937,473)	35,278,514	125,338,320
12/31/2008	77,195,659	21,338,091	834,105	(9,308,049)	12,864,147	90,059,806

Class B

12/31/2009	5,299,051	3,819,699	50,554	(3,076,974)	793,279	6,092,330
12/31/2008	797,181	6,316,922	37,946	(1,852,998)	4,501,870	5,299,051

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$769,139,907	$—	$636,320,373

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$895,786,720	$122,941,665	$(25,184,226)	$97,757,439

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$63,730,992	$65,262,185	$—	$65,262,185

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$5,769,208	$4,088,246	$—	$4,222,021	$5,769,208	$8,310,267

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total

$6,076,975	$—	$97,757,439	$(265,707,187)	$(161,872,773)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$71,840,517	$193,866,670	$265,707,187

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Rainier Large Cap Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rainier Large Cap Equity Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Rainier Large Cap Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Rainier Large Cap Equity Portfolio’s performance, the Board considered that the Portfolio underperformed both the median of its Performance Universe and its Lipper Index for the one-year period ended July 31, 2009. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the year-to-date period ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style and the strong long-term performance record of the Portfolio’s comparable retail fund. The Board also took into consideration that the Portfolio commenced operations on November 1, 2007, at the outset of the recent severe economic downturn. The Board also noted the Portfolio’s more recent improved performance. Based on its review, the Board concluded that the Portfolio’s performance is being addressed.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

22

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Rainier Large Cap Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is contractually obligated to waive fees and/or reimburse expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Rainier Large Cap Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee

23

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at asset levels over $100 million. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust RCM Technology Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Managed by RCM Capital Management LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the RCM Technology Portfolio had a return of 59.17%, 58.97% and 59.32% for Class A, B and E Shares, respectively, versus 43.89%, 63.19% and 26.46% for its benchmarks, the NASDAQ Composite Index1, the S&P North American Technology Sector Index2 and the S&P 500 Index3, respectively.

Market Environment / Conditions

Following a difficult first quarter when it seemed most spending on technology products by consumers and companies had been frozen in place, demand for technology products began to gradually recover. By the third quarter of the year, several companies had begun to show year over year growth again, though most of the industry was still recovering from the steep decline in demand that had begun in September 2008.

Technology stocks followed these fundamental recovery trends emphatically, with the S&P North America Technology Sector Index rising over 63% for the year. The stock recovery began in the first quarter as business was not as bad as feared but more importantly, earnings surpassed low expectations for most technology companies as cost cutting was quick and effective. This was a theme that continued throughout the year, as cautious guidance was exceeded in every quarter because of tight cost controls and good incremental margins as sales recovered. Three sectors of technology beat the benchmark: internet, semiconductors, and computers. These three sectors were powered by Amazon, Google, and Apple which each rose over 100%, and a broad list of strong semiconductor stocks.

Portfolio Review / Current Positioning

The Portfolio outperformed it’s primary benchmark the NASDAQ Composite Index and underperformed the secondary index, the S&P North American Technology Index for the period. What helped performance over the year was that stock selection in the major technology stock categories was above the benchmark in five of the six technology categories, and performance was within 1% in the sixth, communications. We had good weightings in the major winning stocks mentioned above-Apple returned 147%, Google 102% and Amazon 162% for the year. We also held Chinese internet stocks like Baidu and Tencent, up 215% and 238% respectively. The Technology portfolio acquired company Data Domain which also helped.

What hurt performance were a few technology companies in the smaller sectors of technology that significantly underperformed the benchmarks; these included the solar, video game and security sectors. Stocks such as First Solar (-2%), Nintendo (-34%), and our overweight in McAfee (17%) hurt by falling or rising slightly for the year. We also maintained cash when the market began its robust surge which hurt performance as well.

Over the past few months, we have reduced our semiconductor exposure and increased some of our Chinese stocks, maintaining solid positions in those areas. We have cut some of our cell phone positions such as Research In Motion, and reduced our weighting in Apple although we have kept a solid weighting in the stock.

Huachen Chen,

CFA, Co-Portfolio Manager

Walter C. Price, Jr.,

CFA, Co-Portfolio Manager

RCM Capital Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Managed by RCM Capital Management LLC

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Microsoft Corp.	10.9%
Apple, Inc.	6.5%
Hewlett-Packard Co.	6.2%
Google, Inc. - Class A	4.9%
Intel Corp.	4.9%
Amazon.com, Inc.	4.6%
Salesforce.com, Inc.	3.9%
EMC Corp.	3.7%
F5 Networks, Inc.	3.7%
American Tower Corp. - Class A	3.1%

Top Sectors

Percent of Portfolio Market Value
Technology	52.6%
Communications	31.1%
Short-Term Investments	9.3%
Industrials	3.0%
Non-Cyclical	2.8%
Basic Materials	0.9%
Cyclical	0.3%

2

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

RCM Technology Portfolio managed by

RCM Capital Management LLC vs. NASDAQ Composite Index1, S&P North American Technology Sector Index2 and S&P 500 Index3

	Average Annual Return[4] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[5]
RCM Technology Portfolio—Class A	59.17%	5.32%	6.53%	-2.72%
Class B	58.97%	5.12%	6.32%	-5.19%
Class E	59.32%	5.24%	6.42%	2.22%
NASDAQ Composite Index[1]	43.89%	-2.06%	0.85%	-0.95%
S&P North American Technology Sector Index[2]	63.19%	2.64%	3.75%	-2.35%
S&P 500 Index[3]	26.46%	-5.63%	0.42%	0.03%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

2The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities.

3 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

4 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

5Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/2001.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.92%	$1,000.00	$1,277.60	$5.28
Hypothetical	0.92%	1,000.00	1,020.57	4.69

Class B
Actual	1.17%	$1,000.00	$1,278.40	$6.72
Hypothetical	1.17%	1,000.00	1,019.31	5.96

Class E
Actual	1.07%	$1,000.00	$1,278.90	$6.15
Hypothetical	1.07%	1,000.00	1,019.81	5.45

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.9%
Auto Components - 0.3%
Johnson Controls, Inc.	30,035	$818,153

Chemicals - 1.0%
Monsanto Co.	29,850	2,440,237

Communications Equipment - 9.0%
Cisco Systems, Inc.*	107,705	2,578,458
F5 Networks, Inc.*	174,040	9,220,639
Juniper Networks, Inc.*	18,290	487,794
Motorola, Inc.*	692,420	5,373,179
QUALCOMM, Inc.	3,900	180,414
Riverbed Technology, Inc.*	210,575	4,836,908

		22,677,392

Computers & Peripherals - 19.8%
Acer, Inc. (GDR)	83,555	1,219,903
Apple, Inc.*	77,945	16,435,483
EMC Corp.*	530,305	9,264,428
Hewlett-Packard Co.	299,740	15,439,607
NetApp, Inc.*	210,705	7,246,145

		49,605,566

Construction & Engineering - 1.0%
Quanta Services, Inc.*	116,390	2,425,568

Diversified Telecommunication Services - 0.2%
China Telecom Corp., Ltd. (ADR)(a)	13,676	566,460

Electrical Equipment - 0.9%
ABB, Ltd. (ADR)	44,830	856,253
SunPower Corp. - Class B*(a)	65,885	1,380,291

		2,236,544

Electronic Equipment, Instruments & Components - 2.3%
Amphenol Corp. - Class A	126,562	5,844,633

Internet & Catalog Retail - 4.7%
Amazon.com, Inc.*	85,785	11,539,798
Netflix, Inc.*	4,571	251,817

		11,791,615

Internet Software & Services - 16.2%
Akamai Technologies, Inc.*(a)	54,060	1,369,340
Baidu, Inc. (ADR)*	12,210	5,021,118
Equinix, Inc.*(a)	57,930	6,149,270
Google, Inc. - Class A*	19,970	12,381,001
Netease.com, Inc. (ADR)*	64,545	2,427,537
SINA Corp.*	125,670	5,677,771
Sohu.com, Inc.*	23,180	1,327,750
Tencent Holdings, Ltd.	285,300	6,155,805

		40,509,592

IT Services - 3.1%
Cognizant Technology Solutions Corp. - Class A*	171,540	7,770,762

Professional Services - 1.0%
Verisk Analytics, Inc. - Class A*	86,145	2,608,471

Semiconductors & Semiconductor Equipment - 12.4%
Analog Devices, Inc.	219,710	6,938,442
Infineon Technologies AG*	291,765	1,610,540
Intel Corp.	598,515	12,209,706
ON Semiconductor Corp.*	654,050	5,762,180

Security Description	Shares/Par Amount	Value

Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	286,290	$3,275,158
Texas Instruments, Inc.	49,075	1,278,894

		31,074,920

Software - 19.9%
Activision Blizzard, Inc.*	178,725	1,985,635
Microsoft Corp.	896,985	27,349,073
Oracle Corp.	206,780	5,074,381
Red Hat, Inc.*	94,105	2,907,844
Salesforce.com, Inc.*(a)	133,570	9,853,459
SuccessFactors, Inc.*	156,132	2,588,669
VMware, Inc. - Class A*(a)	6,080	257,670

		50,016,731

Wireless Telecommunication Services - 5.1%
American Tower Corp. - Class A*	180,820	7,813,232
Crown Castle International Corp.*	125,025	4,880,976

		12,694,208

Total Common Stocks (Cost $199,802,725)		243,080,852

Short-Term Investments - 9.9%
Mutual Funds - 6.4%
State Street Navigator Securities Lending Prime Portfolio(b)	16,056,789	16,056,789

Repurchase Agreement - 3.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $8,777,005 on 01/04/10 collateralized by $8,745,000 Federal National Mortgage Association at 4.720% due 01/22/18 with a value of $8,952,694.	$8,777,000	8,777,000

Total Short-Term Investments (Cost $24,833,789)		24,833,789

Total Investments - 106.8% (Cost $224,636,514)		267,914,641

Other Assets and Liabilities (net) - (6.8)%		(16,948,486)

Net Assets - 100.0%		$250,966,155

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.
ADR -	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
GDR -	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

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RCM Technology Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$818,153	$—	$—	$818,153
Chemicals	2,440,237	—	—	2,440,237
Communications Equipment	22,677,392	—	—	22,677,392
Computers & Peripherals	49,605,566	—	—	49,605,566
Construction & Engineering	2,425,568	—	—	2,425,568
Diversified Telecommunication Services	566,460	—	—	566,460
Electrical Equipment	2,236,544	—	—	2,236,544
Electronic Equipment, Instruments & Components	5,844,633	—	—	5,844,633
Internet & Catalog Retail	11,791,615	—	—	11,791,615
Internet Software & Services	34,353,787	6,155,805	—	40,509,592
IT Services	7,770,762	—	—	7,770,762
Professional Services	2,608,471	—	—	2,608,471
Semiconductors & Semiconductor Equipment	29,464,380	1,610,540	—	31,074,920
Software	50,016,731	—	—	50,016,731
Wireless Telecommunication Services	12,694,208	—	—	12,694,208
Total Common Stocks	235,314,507	7,766,345	—	243,080,852
Short-Term Investments
Mutual Funds	16,056,789	—	—	16,056,789
Repurchase Agreement	—	8,777,000	—	8,777,000
Total Short-Term Investments	16,056,789	8,777,000	—	24,833,789
TOTAL INVESTMENTS	$251,371,296	$16,543,345	$—	$267,914,641

See accompanying notes to financial statements.

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RCM Technology Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$259,137,641
Repurchase Agreement	8,777,000
Cash	116
Cash denominated in foreign currencies (c)	26,434
Receivable for investments sold	10
Receivable for shares sold	545,080
Dividends receivable	29,689

Total assets	268,515,970

Liabilities
Payables for:
Investments purchased	893,619
Shares redeemed	351,449
Collateral for securities loaned	16,056,789
Accrued Expenses:
Management fees	181,188
Distribution and service fees - Class B	35,522
Distribution and service fees - Class E	2,450
Administration fees	1,675
Custodian and accounting fees	3,224
Deferred trustees’ fees	7,518
Other expenses	16,381

Total liabilities	17,549,815

Net Assets	$250,966,155

Net Assets Represented by
Paid in surplus	$248,313,306
Accumulated net realized loss	(40,617,832)
Unrealized appreciation on investments and foreign currency transactions	43,278,199
Distributions in excess of net investment income	(7,518)

Net Assets	$250,966,155

Net Assets
Class A	$57,799,887

Class B	173,375,704

Class E	19,790,564

Capital Shares Outstanding
Class A	15,138,399

Class B	46,672,316

Class E	5,267,131

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$3.82

Class B	3.71

Class E	3.76

(a)	Identified cost of investments, excluding repurchase agreement, was $215,859,514.
(b)	Includes securities loaned at value of $15,716,734.
(c)	Identified cost of cash denominated in foreign currencies was $26,399.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$1,221,338
Interest (b)	144,570

Total investment income	1,365,908

Expenses
Management fees	1,553,690
Administration fees	16,341
Custodian and accounting fees	12,786
Distribution and service fees - Class B	300,267
Distribution and service fees - Class E	22,328
Audit and tax services	31,620
Legal	22,351
Trustees’ fees and expenses	22,763
Shareholder reporting	16,011
Insurance	2,615
Miscellaneous	8,116

Total expenses	2,008,888
Less broker commission recapture	(54,115)

Net expenses	1,954,773

Net investment loss	(588,865)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(5,478,679)
Foreign currency transactions	41,139

Net realized loss on investments and foreign currency transactions	(5,437,540)

Net change in unrealized appreciation (depreciation) on:
Investments	88,877,205
Foreign currency transactions	(1,531)

Net change in unrealized appreciation on investments and foreign currency transactions	88,875,674

Net realized and unrealized gain on investments and foreign currency transactions	83,438,134

Net Increase in Net Assets from Operations	$82,849,269

(a)	Net of foreign withholding taxes of $26,861.
(b)	Includes net income on securities loaned of $143,727.

See accompanying notes to financial statements.

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RCM Technology Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(588,865)	$(335,967)
Net realized loss on investments and foreign currency transactions	(5,437,540)	(30,959,585)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	88,875,674	(76,159,039)

Net increase (decrease) in net assets resulting from operations	82,849,269	(107,454,591)

Distributions to Shareholders
From net investment income
Class A	—	(6,693,301)
Class B	—	(17,029,716)
Class E	—	(2,721,279)
From net realized gains
Class A	—	(13,965,523)
Class B	—	(36,086,355)
Class E	—	(5,735,313)

Net decrease in net assets resulting from distributions	—	(82,231,487)

Capital Share Transactions
Proceeds from shares sold
Class A	18,278,019	21,029,517
Class B	60,438,358	51,943,635
Class E	5,345,729	4,235,980
Net asset value of shares issued through dividend reinvestment
Class A	—	20,658,824
Class B	—	53,116,071
Class E	—	8,456,592
Cost of shares repurchased
Class A	(10,942,565)	(27,487,368)
Class B	(27,210,941)	(58,891,499)
Class E	(3,816,060)	(9,636,280)

Net increase in net assets from capital share transactions	42,092,540	63,425,472

Net Increase (Decrease) in Net Assets	124,941,809	(126,260,606)
Net assets at beginning of period	126,024,346	252,284,952

Net assets at end of period	$250,966,155	$126,024,346

Distributions in excess of net investment income at end of period	$(7,518)	$—

See accompanying notes to financial statements.

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RCM Technology Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$2.40	$6.82	$5.39	$5.11		$4.62

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.00)+	0.00 +	(0.01)	(0.03)		(0.03)
Net realized/unrealized gain (loss) on investments	1.42	(2.19)	1.66	0.31		0.56

Total from investment operations	1.42	(2.19)	1.65	0.28		0.53

Less Distributions
Dividends from net investment income	—	(0.72)	—	—		—
Distributions from net realized capital gains	—	(1.51)	(0.22)	—		(0.04)

Total distributions	—	(2.23)	(0.22)	—		(0.04)

Net Asset Value, End of Period	$3.82	$2.40	$6.82	$5.39		$5.11

Total Return	59.17%	(44.25)%	31.67%	5.48%		11.35%
Ratio of expenses to average net assets after reimbursement	0.96%	0.95%	0.95%	1.02%		1.10%
Ratio of expenses to average net assets before reimbursement and rebates	0.96%	0.97%	0.97%	1.06	%(b)	1.19%
Ratio of net investment income (loss) to average net assets	(0.15)%	0.00%++	(0.20)%	(0.57)%		(0.69)%
Portfolio turnover rate	138.2%	181.1%	206.8%	265.0%		290.7%
Net assets, end of period (in millions)	$57.8	$31.0	$64.8	$184.8		$129.3

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$2.34	$6.72	$5.32	$5.05		$4.58

Income (Loss) from Investment Operations
Net investment loss(a)	(0.01)	(0.01)	(0.03)	(0.04)		(0.04)
Net realized/unrealized gain (loss) on investments	1.38	(2.15)	1.65	0.31		0.55

Total from investment operations	1.37	(2.16)	1.62	0.27		0.51

Less Distributions
Dividends from net investment income	—	(0.71)	—	—		—
Distributions from net realized capital gains	—	(1.51)	(0.22)	—		(0.04)

Total distributions	—	(2.22)	(0.22)	—		(0.04)

Net Asset Value, End of Period	$3.71	$2.34	$6.72	$5.32		$5.05

Total Return	58.97%	(44.45)%	31.52%	5.35%		11.01%
Ratio of expenses to average net assets after reimbursement	1.21%	1.20%	1.24%	1.28%		1.35%
Ratio of expenses to average net assets before reimbursement and rebates	1.21%	1.22%	1.27%	1.31	%(b)	1.44%
Ratio of net investment loss to average net assets	(0.40)%	(0.25)%	(0.51)%	(0.83)%		(0.95)%
Portfolio turnover rate	138.2%	181.1%	206.8%	265.0%		290.7%
Net assets, end of period (in millions)	$173.4	$83.7	$160.4	$91.9		$86.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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RCM Technology Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$2.36	$6.76	$5.34	$5.07		$4.59

Income (Loss) from Investment Operations
Net investment loss(a)	(0.01)	(0.01)	(0.03)	(0.04)		(0.04)
Net realized/unrealized gain (loss) on investments	1.41	(2.16)	1.67	0.31		0.56

Total from investment operations	1.40	(2.17)	1.64	0.27		0.52

Less Distributions
Dividends from net investment income	—	(0.72)	—	—		—
Distributions from net realized capital gains	—	(1.51)	(0.22)	—		(0.04)

Total distributions	—	(2.23)	(0.22)	—		(0.04)

Net Asset Value, End of Period	$3.76	$2.36	$6.76	$5.34		$5.07

Total Return	59.32%	(44.49)%	31.78%	5.33%		11.21%
Ratio of expenses to average net assets after reimbursement	1.11%	1.09%	1.14%	1.18%		1.25%
Ratio of expenses to average net assets before reimbursement and rebates	1.11%	1.12%	1.18%	1.21	%(b)	1.34%
Ratio of net investment loss to average net assets	(0.29)%	(0.15)%	(0.42)%	(0.74)%		(0.85)%
Portfolio turnover rate	138.2%	181.1%	206.8%	265.0%		290.7%
Net assets, end of period (in millions)	$19.8	$11.2	$27.1	$16.7		$18.6

+	Rounds to less than $0.005/($0.005) per share.
++	Rounds to less than 0.005%.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is RCM Technology Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

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RCM Technology Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. Forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

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MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with RCM Capital Management LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$1,553,690	0.88%	First $500 Million

	0.85%	Over $500 Million

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RCM Technology Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

1.10%	1.35%	1.25%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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RCM Technology Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	12,944,739	5,970,261	—	(3,776,601)	2,193,660	15,138,399
12/31/2008	9,503,388	5,159,290	5,408,069	(7,126,008)	3,441,351	12,944,739

Class B

12/31/2009	35,799,892	20,274,259	—	(9,401,835)	10,872,424	46,672,316
12/31/2008	23,872,419	12,665,833	14,240,234	(14,978,594)	11,927,473	35,799,892

Class E

12/31/2009	4,758,230	1,803,937	—	(1,295,036)	508,901	5,267,131
12/31/2008	4,007,295	1,029,811	2,243,128	(2,522,004)	750,935	4,758,230

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$271,962,475	$—	$232,187,882

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$230,399,747	$44,543,148	$(7,028,254)	$37,514,894

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$15,716,734	$16,056,789	$—	$16,056,789

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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RCM Technology Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$—	$71,606,917	$—	$10,624,570	$—	$82,231,487

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$37,514,966	$(34,854,599)	$2,660,367

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$27,226,514	$7,628,085	$34,854,599

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the RCM Technology Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RCM Technology Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the RCM Technology Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the RCM Technology Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board also considered that the Portfolio outperformed its benchmark, the NASDAQ Composite Index, for the same periods ended August 31, 2009. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

22

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the RCM Technology Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were both above the median of the Expense Group and below the median of the Sub-advised Expense Universe. The Board also considered that the Portfolio’s actual management fees were above the median of the Expense Universe and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is contractually obligated to waive fees and/or reimburse expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the RCM Technology Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual management fee would be triggered. The Board further considered that the Portfolio’s management fees were below the

23

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

asset-weighted average of comparable funds at asset levels up to $5 billion, after which point the fee level increases above the asset-weighted average of comparable funds for all higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust SSgA Growth and Income ETF Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the SSgA Growth and Income ETF Portfolio had a return of 24.96%, 24.89% and 24.99% for Class A, B and E Shares, respectively, versus 34.63% and 26.46% for its benchmarks, the MSCI All Country World (ACWI) Index1 and the S&P 500 Index2, respectively.

Market Environment/Conditions

After a harrowing start, the past year saw a remarkably persistent recovery in both economic prospects and risk appetites. While historic 2007 highs remained distant memories, investor sentiment still improved immensely as many market averages regained levels that had broken down badly after the September 2008 collapse of Lehman Brothers.

Early in 2009, equity markets around the world endured continued disappointment, with many benchmarks falling to less than half of the peak levels achieved in 2007. Weighing on share prices were a sharp deterioration in the global growth outlook, a similarly steep erosion in profits expectations, and lingering worries about impaired assets and tight credit conditions. Coming into 2009 the Portfolio was positioned slightly overweight to equities, underweight to REITs, and modestly overweight to bonds via the credit, high yield and inflation-protected sectors. As markets continued their unabated descent during January and February, we took this as an opportunity to add to our equity and investment-grade credit positions. Within equities, we favored large cap stocks over small and mid cap stocks throughout the year. Later in the first half, we took some profit from our high yield position in order to reduce the underweight to REITs, which had been among the worst performing asset classes in the first quarter. Additionally, we adjusted tactical exposures in the international sphere, by building up an overweight to emerging market equities with an offsetting underweight to international developed equities.

In the second half of the year, equity markets continued their upward march in a relatively consistent fashion as the VIX (VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options.) declined and continued to approach its pre-crisis historical average. With solid momentum effects guiding our quantitative analysis to favor equities, we continued to hold our overweight position to stocks—specifically US large cap and emerging markets stocks. With liquidity worldwide staying flush and short-term investments offering minimal return potential, long-term financial assets surged from the middle of July, and easily shook off dips in August and September to continue building upon gains achieved since the market low on March 9. Though we started the year overweight to bonds as well, continued improvement in economic activity caused us to underweight bonds in the fall of 2009 in order to add to our equity positions. Within bonds we continued to favor spread product such as high yield and investment grade credit, but by early fall we decided to take profits in high yield as that asset class had already advanced nearly 50% by the end of the third quarter. We continued to hold our overweight to investment grade credit through the end of the year—though at lower magnitude than in late summer. Given the paltry yields available in cash, we also managed the Portfolios to hold as little cash as possible—bearing in mind the long-term cash allocation for the Portfolio is 2%.

Portfolio Review/Current Positioning

Although the year got off to a troubled start, steadily advancing asset markets characterized the balance of the year and helped the Portfolio gain nearly 25% in absolute terms. From an attribution perspective, tactical asset allocation decisions to overweight and underweight various asset classes contributed positively to performance for 2009; however, negative tracking error experienced by some of the ETFs held within the Portfolio offset the tactical decisions and hurt the Portfolio’s performance.

The most prominent factor detracting from the Portfolio’s relative performance in 2009 stems from negative tracking error associated with several of the ETF holdings. The tracking error issues were most pronounced within international equity ETFs as well as fixed income ETFs. For international ETFs there are two factors that caused the relative tracking—timing issues and sampling. With respect to timing, international ETF net asset values are calculated prior to the close of US trading (where the ETF is listed). For instance, US equities rallied on 12/31/08, so most international ETFs closed that year with a 2%+ premium, which corrected the first trading day of 2009. Unfortunately, from a market price perspective, that causes “underperformance” for calendar year 2009. Second, given the decline in first 2 months of 2009 and the subsequent extreme rally, some sampling or optimization techniques caused underperformance as the least liquid and lowest quality names outperformed. Fixed income ETFs exhibited similar issues. The credit and high yield ETFs closed 2008 with premiums related to the illiquidity of transacting in the underlying bonds. Additionally, strong outperformance by least liquid and lowest quality issues led to sampling error in 2009.

From a tactical perspective, we were able to add value when looking at the Portfolio performance in its entirety; however the one area where tactical positioning detracted from performance was our investments within US equity. US mid cap stocks were the standouts domestically as large cap and small cap registered similar returns. For the Portfolio, we favored large cap stocks while underweighting both small and mid caps and this trade-off dampened performance.

On the whole, our tactical positioning added value for the Portfolio in 2009. The strongest contributor was our positioning within fixed income whereby we held overweight positions to sectors such as high yield and investment grade credit while underweighting aggregate bonds. With high yield delivering annual returns north of 60% and aggregate bonds returning just shy of 6%—this trade worked out quite well in 2009. Another key source of outperformance was our overweight of equities broadly; and specifically, our overweight position in emerging markets. Emerging market stocks were one of the true outperformers of the year as they advanced nearly 80%—we maintained an overweight position for most of the year. Our broad

1

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary* (continued)

equity overweight also helped as the stock averages put forth solid returns. Our underweight position in REITs actually ended up helping marginally although most of the excess return earned by this trade came early in the year and was gradually eroded by REIT outperformance in the later months.

Alistair Lowe

Executive Vice President

Daniel Farley, CFA

Managing Director

SSgA Funds Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
SPDR Trust Series 1	30.4%
Vanguard Total Bond Market ETF	17.5%
iShares MSCI EAFE Index Fund	12.9%
SPDR Lehman High Yield Bond ETF	10.0%
Vanguard Emerging Markets ETF	6.0%
iShares Lehman Treasury Inflation Protected Securities Fund	4.0%
iShares S&P 500 Index Fund	3.4%
SPDR Gold Trust	2.6%
iShares S&P SmallCap 600 Index Fund	2.0%
Vanguard REIT ETF	2.0%

2

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

SSgA Growth and Income ETF Portfolio managed by

SSgA Funds Management, Inc. vs. MSCI ACWI (All Country World Index)1 and S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	Since Inception[4]
SSgA Growth and Income ETF Portfolio—Class A	24.96%	-0.24%	1.61%
Class B	24.89%	-0.45%	2.71%
Class E	24.99%	-0.35%	1.48%
MSCI ACWI (All Country World Index)[1]	34.63%	-4.57%	1.96%
S&P 500 Index[2]	26.46%	-5.63%	-0.15%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 22 emerging markets indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 10/3/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.37%	$1,000.00	$1,172.30	$1.97
Hypothetical	0.37%	1,000.00	1,023.39	1.84

Class B
Actual	0.62%	$1,000.00	$1,171.40	$3.39
Hypothetical	0.62%	1,000.00	1,022.08	3.16

Class E
Actual	0.52%	$1,000.00	$1,171.40	$2.85
Hypothetical	0.52%	1,000.00	1,022.58	2.65

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Investment Company Securities - 98.5%
iShares Barclays 1-3 Year Credit Bond Fund	73,600	$7,651,456
iShares iBoxx $ Investment Grade Corporate Bond Fund	73,100	7,613,365
iShares Lehman Treasury Inflation Protected Securities Fund	285,100	29,621,890
iShares MSCI Canada Index Fund(a)	284,100	7,480,353
iShares MSCI EAFE Index Fund(a)	1,753,500	96,968,550
iShares S&P 500 Index Fund	230,700	25,748,427
iShares S&P SmallCap 600 Index Fund	269,200	14,730,624
Midcap SPDR Trust Series 1(a)	111,000	14,625,360
SPDR DJ Wilshire International Real Estate ETF	201,600	7,033,824
SPDR Gold Trust	179,400	19,251,414
SPDR Lehman High Yield Bond ETF	1,924,610	74,848,083
SPDR S&P International Small Cap ETF	572,000	14,488,760
SPDR Trust Series 1	2,041,100	227,460,184
Vanguard Emerging Markets ETF	1,097,600	45,001,600
Vanguard REIT ETF	329,200	14,728,408
Vanguard Total Bond Market ETF	1,663,900	130,765,901

Total Investment Company Securities (Cost $686,859,033)		738,018,199

Security Description	Shares/Par Amount	Value

Short-Term Investments - 5.2%

Mutual Funds - 5.2%
Aim Prime Fund	$20,314,412	$20,314,412
State Street Navigator Securities Lending Prime Portfolio(b)	18,611,156	18,611,156

Total Short-Term Investments (Cost $38,925,568)		38,925,568

Total Investments - 103.7% (Cost $725,784,601)		776,943,767

Other Assets and Liabilities (net) - (3.7)%		(28,065,580)

Net Assets - 100.0%		$748,878,187

(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$738,018,199	$—	$—	$738,018,199
Short-Term Investments
Mutual Funds	18,611,156	20,314,412	—	38,925,568
TOTAL INVESTMENTS	$756,629,355	$20,314,412	$—	$776,943,767

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$776,943,767
Receivable for shares sold	2,353,715
Dividends receivable	2,413,576
Interest receivable	1,751

Total assets	781,712,809

Liabilities
Due to custodian	409,097
Payables for:
Investments purchased	13,402,035
Shares redeemed	50,772
Collateral for securities loaned	18,611,156
Accrued Expenses:
Management fees	180,417
Distribution and service fees - Class B	148,472
Distribution and service fees - Class E	608
Administration fees	2,000
Custodian and accounting fees	1,518
Deferred trustees’ fees	7,518
Other expenses	21,029

Total liabilities	32,834,622

Net Assets	$748,878,187

Net Assets Represented by
Paid in surplus	$695,349,679
Accumulated net realized loss	(11,779,190)
Unrealized appreciation on investments	51,159,166
Undistributed net investment income	14,148,532

Net Assets	$748,878,187

Net Assets
Class A	$4,526,755

Class B	739,566,584

Class E	4,784,848

Capital Shares Outstanding
Class A	437,680

Class B	71,686,986

Class E	463,710

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.34

Class B	10.32

Class E	10.32

(a)	Identified cost of investments was $725,784,601.
(b)	Includes securities loaned at value of $18,202,055.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Interest (a)	$107,843
Dividends from Underlying Portfolios	16,439,854

Total investment income	16,547,697

Expenses
Management fees	1,273,420
Administration fees	23,937
Custodian and accounting fees	30,871
Distribution and service fees - Class B	957,391
Distribution and service fees - Class E	4,979
Audit and tax services	28,890
Legal	41,076
Trustees’ fees and expenses	22,763
Shareholder reporting	112,084
Insurance	1,590
Miscellaneous	7,953

Total expenses	2,504,954
Less management fee waiver	(105,814)

Net expenses	2,399,140

Net investment income	14,148,557

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(7,442,909)

Net change in unrealized appreciation on investments	93,075,046

Net realized and unrealized gain on investments	85,632,137

Net Increase in Net Assets from Operations	$99,780,694

(a)	Includes net income on securities loaned of $81,859.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$14,148,557	$5,557,099
Net realized loss on investments from Underlying ETFs	(7,442,909)	(4,336,140)
Net change in unrealized appreciation (depreciation) on investments	93,075,046	(60,956,068)

Net increase (decrease) in net assets resulting from operations	99,780,694	(59,735,109)

Distributions to Shareholders
From net investment income
Class A	(66,608)	(34,375)
Class B	(5,427,072)	(3,813,713)
Class E	(63,412)	(44,337)
From net realized gains
Class A	—	(37,296)
Class B	—	(4,739,522)
Class E	—	(50,540)

Net decrease in net assets resulting from distributions	(5,557,092)	(8,719,783)

Capital Share Transactions
Proceeds from shares sold
Class A	4,437,590	4,346,856
Class B	513,299,353	27,573,905
Class E	2,448,057	2,174,288
Net asset value of shares issued through dividend reinvestment
Class A	66,608	71,671
Class B	5,427,072	8,553,235
Class E	63,412	94,877
Cost of shares repurchased
Class A	(2,677,374)	(3,276,793)
Class B	(44,221,688)	(30,602,108)
Class E	(918,453)	(810,261)

Net increase in net assets from capital share transactions	477,924,577	8,125,670

Net Increase (Decrease) in Net Assets	572,148,179	(60,329,222)
Net assets at beginning of period	176,730,008	237,059,230

Net assets at end of period	$748,878,187	$176,730,008

Undistributed net investment income at end of period	$14,148,532	$5,557,069

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008		2007		2006(b)
Net Asset Value, Beginning of Period	$8.49	$11.80		$11.13		$10.56

Income (Loss) from Investment Operations
Net investment income(a)	0.35	0.30		0.32		0.25
Net realized/unrealized gain (loss) on investments	1.71	(3.15)		0.35		0.47

Total from investment operations	2.06	(2.85)		0.67		0.72

Less Distributions
Dividends from net investment income	(0.21)	(0.22)		(0.00	)+	(0.15)
Distributions from net realized capital gains	—	(0.24)		(0.00	)+	—

Total distributions	(0.21)	(0.46)		(0.00	)+	(0.15)

Net Asset Value, End of Period	$10.34	$8.49		$11.80		$11.13

Total Return	24.96%	(24.87)%		5.76%		6.81%
Ratio of expenses to average net assets after reimbursement(e)	0.37%	0.51%		0.54%		0.56%*
Ratio of expenses to average net assets before reimbursement and rebates(f)	0.40%	0.52	%(d)	0.56	%(d)	0.66%*
Ratio of net investment income to average net assets(g)	3.80%	2.97%		2.67%		3.42%*
Portfolio turnover rate	21.9%	165.9%		37.3%		23.2%
Net assets, end of period (in millions)	$4.5	$2.0		$1.6		$0.2

	Class B
	For the Years Ended December 31,
	2009	2008		2007		2006	2005(c)
Net Asset Value, Beginning of Period	$8.47	$11.77		$11.13		$10.11	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.34	0.27		0.20		0.17	0.09
Net realized/unrealized gain (loss) on investments	1.70	(3.14)		0.44		1.02	0.08

Total from investment operations	2.04	(2.87)		0.64		1.19	0.17

Less Distributions
Dividends from net investment income	(0.19)	(0.19)		(0.00	)+	(0.16)	(0.06)
Distributions from net realized capital gains	—	(0.24)		(0.00	)+	(0.01)	—

Total distributions	(0.19)	(0.43)		(0.00	)+	(0.17)	(0.06)

Net Asset Value, End of Period	$10.32	$8.47		$11.77		$11.13	$10.11

Total Return	24.89%	(25.06)%		5.40%		11.73%	1.65%
Ratio of expenses to average net assets after reimbursement(e)	0.62%	0.75%		0.77%		0.80%	0.80%*
Ratio of expenses to average net assets before reimbursement and rebates(f)	0.65%	0.78	%(d)	0.79	%(d)	0.84%	3.73%*
Ratio of net investment income to average net assets(g)	3.63%	2.64%		1.73%		1.65%	3.31%*
Portfolio turnover rate	21.9%	165.9%		37.3%		23.2%	3.5%
Net assets, end of period (in millions)	$739.6	$172.3		$233.5		$203.6	$7.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class E
	For the Years Ended December 31,
	2009	2008		2007		2006(b)
Net Asset Value, Beginning of Period	$8.47	$11.77		$11.12		$10.56

Income (Loss) from Investment Operations
Net investment income(a)	0.33	0.31		0.23		0.18
Net realized/unrealized gain (loss) on investments	1.72	(3.16)		0.42		0.52

Total from investment operations	2.05	(2.85)		0.65		0.70

Less Distributions
Dividends from net investment income	(0.20)	(0.21)		(0.00	)+	(0.14)
Distributions from net realized capital gains	—	(0.24)		(0.00	)+	—

Total distributions	(0.20)	(0.45)		(0.00	)+	(0.14)

Net Asset Value, End of Period	$10.32	$8.47		$11.77		$11.12

Total Return	24.99%	(25.01)%		5.58%		6.65%
Ratio of expenses to average net assets after reimbursement(e)	0.52%	0.65%		0.67%		0.70%*
Ratio of expenses to average net assets before reimbursement and rebates(f)	0.55%	0.68	%(d)	0.69	%(d)	0.79%*
Ratio of net investment income to average net assets(g)	3.59%	3.09%		1.98%		2.52%*
Portfolio turnover rate	21.9%	165.9%		37.3%		23.2%
Net assets, end of period (in millions)	$4.8	$2.5		$1.9		$1.1

*	Annualized
+	Rounds to less $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Commencement of operations—10/03/2005.
(d)	Excludes effect of deferred expense reimbursement—See Note 3 of financial statements.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	See Note 3 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the SPDR® Trust, Series 1 and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares.

The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for the Underlying ETFs.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Income and capital gain distributions from the Underlying ETFs are recorded on the ex-date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Due to the affiliation between the Portfolio’s adviser, SSgA Funds Management, Inc. and State Street Bank and Trust Company, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to State Street Bank and Trust Company, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust and to pay fees based on a share of the revenue generated from securities lending transactions to State Street Bank and Trust Company.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with SSgA Funds Management, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio. The Adviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the year ended December 31, 2009	% per annum	Average Daily Net Assets

$1,273,420	0.33%	First $500 Million

	0.30%	Over $500 Million

During the year, the Manager agreed, at certain asset levels, to waive a portion of the management fee chargeable to the Portfolio.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying ETFs’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.55%	0.80%	0.70%

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

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Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase in Shares Outstanding	Ending Shares

Class A

12/31/2009	235,246	483,457	8,254	(289,277)	202,434	437,680
12/31/2008	138,657	436,599	6,474	(346,484)	96,589	235,246

Class B

12/31/2009	20,339,163	55,514,450	673,334	(4,839,961)	51,347,823	71,686,986
12/31/2008	19,846,712	2,784,934	773,349	(3,065,832)	492,451	20,339,163

Class E

12/31/2009	292,533	264,337	7,867	(101,027)	171,177	463,710
12/31/2008	159,864	206,988	8,586	(82,905)	132,669	292,533

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$ —	564,192,190	$ —	84,516,436

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Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions - continued

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$737,562,668	$54,912,357	$(15,531,258)	$39,381,099

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$18,202,055	$18,611,156	$ —	$18,611,156

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying ETFs in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying ETFs to credit risk, consist principally of cash due from counterparties and investments. The Underlying ETFs restricts their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying ETFs’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$5,557,092	$4,092,032	$—	$4,627,751	$5,557,092	$8,719,783

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$14,156,050	$—	$39,381,099	$(1,123)	$53,536,026

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Notes to Financial Statements—December 31, 2009—(Continued)

9. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Total

$1,123	$1,123

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the SSgA Growth and Income ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SSgA Growth and Income ETF Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the SSgA Growth and Income ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the SSgA Growth and Income ETF Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the same periods ended August 31, 2009. The Board also noted the recent change in Subadviser of the Portfolio in September 2008, and that the Portfolio’s performance also reflected the performance of the prior sub-adviser. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

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MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the SSgA Growth and Income ETF Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account the limited peer group in which the Portfolio was included for comparative purposes. The Board also noted that the advisory fee and the sub-advisory fee for the Portfolio had been lowered effective September 2008. In addition, the Adviser had also waived an additional portion of its advisory fee and it was noted that the full impact of such fee reductions were not reflected in the Lipper report. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the SSgA Growth and Income ETF Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee

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MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which the breakpoint to its contractual advisory fee would be triggered. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at asset levels up to $500 million, after which point the fee level increases above the asset-weighted average of comparable funds for all higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the SSgA Growth and Income ETF Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Met Investors Series Trust SSgA Growth ETF Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the SSgA Growth ETF Portfolio had a return of 29.51%, 29.10% and 29.35% for Class A, B and E Shares, respectively, versus 34.63% and 26.46% for its benchmarks, the MSCI All Country World (ACWI) Index1 and the S&P 500 Index2, respectively.

Market Environment/Conditions

After a harrowing start, the past year saw a remarkably persistent recovery in both economic prospects and risk appetites. While historic 2007 highs remained distant memories, investor sentiment still improved immensely as many market averages regained levels that had broken down badly after the September 2008 collapse of Lehman Brothers.

Early in 2009, equity markets around the world endured continued disappointment, with many benchmarks falling to less than half of the peak levels achieved in 2007. Weighing on share prices were a sharp deterioration in the global growth outlook, a similarly steep erosion in profits expectations, and lingering worries about impaired assets and tight credit conditions. Coming into 2009 the Portfolio was positioned slightly overweight to equities, underweight to REITs, and modestly overweight to bonds via the credit, high yield and inflation-protected sectors. As markets continued their unabated descent during January and February, we took this as an opportunity to add to our equity and investment-grade credit positions. Within equities, we favored large cap stocks over small and mid cap stocks throughout the year. Later in the first half, we took some profit from our high yield position in order to reduce the underweight to REITs, which had been among the worst performing asset classes in the first quarter. Additionally, we adjusted tactical exposures in the international sphere, by building up an overweight to emerging market equities with an offsetting underweight to international developed equities.

In the second half of the year, equity markets continued their upward march in a relatively consistent fashion as the VIX (VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options.) declined and continued to approach its pre-crisis historical average. With solid momentum effects guiding our quantitative analysis to favor equities, we continued to hold our overweight position to stocks—specifically US large cap and emerging markets stocks. With liquidity worldwide staying flush and short-term investments offering minimal return potential, long-term financial assets surged from the middle of July, and easily shook off dips in August and September to continue building upon gains achieved since the market low on March 9. Though we started the year overweight to bonds as well, continued improvement in economic activity caused us to underweight bonds in the fall of 2009 in order to add to our equity positions. Within bonds we continued to favor spread product such as high yield and investment grade credit, but by early fall we decided to take profits in high yield as that asset class had already advanced nearly 50% by the end of the third quarter. We continued to hold our overweight to investment grade credit through the end of the year—though at lower magnitude than in late summer. Given the paltry yields available in cash, we also managed the Portfolios to hold as little cash as possible—bearing in mind the long-term cash allocation for the Portfolio is 2%.

Portfolio Review/Current Positioning

Although the year got off to a troubled start, steadily advancing asset markets characterized the balance of the year and helped the Portfolio gain nearly 30% in absolute terms. From an attribution perspective, tactical asset allocation decisions to overweight and underweight various asset classes contributed positively to performance for 2009; however, negative tracking error experienced by some of the ETFs held within the Portfolio offset the tactical decisions and hurt the Portfolio’s performance.

The most prominent factor detracting from the Portfolio’s relative performance in 2009 stems from negative tracking error associated with several of the ETF holdings. The tracking error issues were most pronounced within international equity ETFs, as well as fixed income ETFs. For international ETFs there are two factors that caused the relative tracking—timing issues and sampling. With respect to timing, international ETF net asset values are calculated prior to the close of US trading (where the ETF is listed). For instance, US equities rallied on 12/31/08, so most international ETFs closed that year with a 2%+ premium, which corrected the first trading day of 2009. Unfortunately, from a market price perspective, that causes “underperformance” for calendar year 2009. Second, given the decline in first 2 months of 2009 and the subsequent extreme rally, some sampling or optimization techniques caused underperformance as the least liquid and lowest quality names outperformed. Fixed income ETFs exhibited similar issues. The credit and high yield ETFs closed 2008 with premiums related to the illiquidity of transacting in the underlying bonds. Additionally, strong outperformance by least liquid and lowest quality issues led to sampling error in 2009.

From a tactical perspective, we were able to add value when looking at the Portfolio performance in its entirety; however the one area where tactical positioning detracted from performance was our investments within US equity. US mid cap stocks were the standouts domestically as large cap and small cap registered similar returns. For the Portfolio, we favored large cap stocks while underweighting both small and mid caps and this trade-off dampened performance.

On the whole, our tactical positioning added value for the Portfolio in 2009. The strongest contributor was our positioning within fixed income whereby we held overweight positions to sectors such as high yield and investment grade credit, while underweighting aggregate bonds. With high yield delivering annual returns north of 60% and aggregate bonds returning just shy of 6%—this trade worked out quite well in 2009. Another key source of outperformance was our overweight of equities broadly; and specifically, our overweight position in emerging markets. Emerging market stocks were one of the true outperformers of the year as they advanced nearly 80%—we

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SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary* (continued)

maintained an overweight position for most of the year. Our broad equity overweight also helped as the stock averages put forth solid returns. Our underweight position in REITs actually ended up helping marginally although most of the excess return earned by this trade came early in the year and was gradually eroded by REIT outperformance in the later months.

Alistar Lowe

Executive Vice President

Daniel Farley, CFA

Managing Director

SSgA Funds Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
SPDR Trust Series 1	31.4%
iShares MSCI EAFE Index Fund	18.9%
Vanguard Emerging Markets ETF	8.0%
iShares S&P 500 Index Fund	7.4%
SPDR Lehman High Yield Bond ETF	4.9%
Vanguard Total Bond Market ETF	4.6%
iShares S&P SmallCap 600 Index Fund	4.0%
Midcap SPDR Trust Series 1	3.6%
SPDR S&P International Small Cap ETF	2.9%
SPDR Gold Trust	2.5%

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SSgA Growth ETF Portfolio

SSgA Growth ETF Portfolio managed by

SSgA Funds Management, Inc. vs. MSCI ACWI (All Country World Index) 1 and S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	Since Inception[4]
SSgA Growth ETF Portfolio—Class A	29.51%	-2.68%	-0.33%
Class B	29.10%	-2.95%	1.42%
Class E	29.35%	-2.84%	-0.47%
MSCI ACWI (All Country World Index)[1]	34.63%	-4.57%	1.96%
S&P 500 Index[2]	26.46%	-5.63%	-0.15%

The Performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 22 emerging markets indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 10/3/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.40%	$1,000.00	$1,206.60	$2.22
Hypothetical	0.40%	1,000.00	1,023.19	2.04

Class B
Actual	0.65%	$1,000.00	$1,204.40	$3.61
Hypothetical	0.65%	1,000.00	1,021.93	3.31

Class E
Actual	0.55%	$1,000.00	$1,205.60	$3.11
Hypothetical	0.55%	1,000.00	1,022.38	2.85

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Investment Company Securities - 98.6%
iShares Barclays 1-3 Year Credit Bond Fund	39,700	$4,127,212
iShares iBoxx $ Investment Grade Corporate Bond Fund	39,100	4,072,265
iShares Lehman Treasury Inflation Protected Securities Fund	83,500	8,675,650
iShares MSCI Canada Index Fund	337,400	8,883,742
iShares MSCI EAFE Index Fund	1,474,900	81,561,970
iShares S&P 500 Index Fund	286,400	31,965,104
iShares S&P MidCap 400 Index Fund	83,500	6,046,235
iShares S&P SmallCap 600 Index Fund	318,700	17,439,264
Midcap SPDR Trust Series 1	116,700	15,376,392
SPDR DJ Wilshire International Real Estate ETF	115,000	4,012,350
SPDR Gold Trust	100,800	10,816,848
SPDR Lehman High Yield Bond ETF	548,300	21,323,387
SPDR S&P International Small Cap ETF	500,900	12,687,797
SPDR Trust Series 1	1,215,100	135,410,744
Vanguard Emerging Markets ETF	845,400	34,661,400
Vanguard REIT ETF	197,000	8,813,780
Vanguard Total Bond Market ETF	252,600	19,851,834

Total Investment Company Securities (Cost $393,539,882)		425,725,974

Short-Term Investment - 2.0%

Mutual Funds - 2.0%
Aim Prime Fund (Cost - $8,429,190)	$8,429,190	8,429,190

Total Investments - 100.6% (Cost $401,969,072)		434,155,164

Other Assets and Liabilities (net) - (0.6)%		(2,567,974)

Net Assets - 100.0%		$431,587,190

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$425,725,974	$—	$—	$425,725,974
Short-Term Investment Mutual Funds	—	8,429,190	—	8,429,190
TOTAL INVESTMENTS	$425,725,974	$8,429,190	$—	$434,155,164

See accompanying notes to financial statements.

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SSgA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$434,155,164
Receivable for shares sold	815,461
Dividends receivable	1,069,616
Interest receivable	620

Total assets	436,040,861

Liabilities
Due to custodian	61,654
Payables for:
Investments purchased	4,114,921
Shares redeemed	48,092
Accrued Expenses:
Management fees	107,398
Distribution and service fees - Class B	87,685
Distribution and service fees - Class E	539
Administration fees	2,000
Custodian and accounting fees	1,571
Deferred trustees’ fees	7,518
Other expenses	22,293

Total liabilities	4,453,671

Net Assets	$431,587,190

Net Assets Represented by
Paid in surplus	$404,170,273
Accumulated net realized loss	(12,289,734)
Unrealized appreciation on investments	32,186,092
Undistributed net investment income	7,520,559

Net Assets	$431,587,190

Net Assets
Class A	$4,428,607

Class B	422,912,218

Class E	4,246,365

Capital Shares Outstanding
Class A	448,903

Class B	42,978,567

Class E	431,297

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.87

Class B	9.84

Class E	9.85

(a)	Identified cost of investments was $401,969,072.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Interest (a)	$88,907
Dividends from Underlying Portfolios	9,220,553

Total investment income	9,309,460

Expenses
Management fees	917,541
Administration fees	23,937
Custodian and accounting fees	30,222
Distribution and service fees - Class B	681,828
Distribution and service fees - Class E	4,962
Audit and tax services	28,890
Legal	41,076
Trustees’ fees and expenses	22,763
Shareholder reporting	112,211
Insurance	731
Miscellaneous	8,144

Total expenses	1,872,305
Less management fee waiver	(83,413)

Net expenses	1,788,892

Net investment income	7,520,568

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(9,270,221)

Net change in unrealized appreciation on investments	85,408,413

Net realized and unrealized gain on investments	76,138,192

Net Increase in Net Assets from Operations	$83,658,760

(a)	Includes net income on securities loaned of $71,872.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$7,520,568	$4,140,681
Net realized loss on investments and Underlying ETFs	(9,270,221)	(3,016,099)
Net change in unrealized appreciation (depreciation) on investments	85,408,413	(81,412,242)

Net increase (decrease) in net assets resulting from operations	83,658,760	(80,287,660)

Distributions to Shareholders
From net investment income
Class A	(26,348)	(22,251)
Class B	(4,051,668)	(3,129,750)
Class E	(62,641)	(53,827)
From net realized gains
Class A	—	(27,827)
Class B	—	(4,701,290)
Class E	—	(71,893)

Net decrease in net assets resulting from distributions	(4,140,657)	(8,006,838)

Capital Share Transactions
Proceeds from shares sold
Class A	3,527,368	1,044,206
Class B	235,402,766	13,601,892
Class E	1,569,169	2,037,280
Net asset value of shares issued through dividend reinvestment
Class A	26,348	50,078
Class B	4,051,668	7,831,040
Class E	62,641	125,720
Cost of shares repurchased
Class A	(662,901)	(1,028,144)
Class B	(47,911,289)	(35,669,830)
Class E	(933,607)	(1,494,810)

Net increase (decrease) in net assets from capital share transactions	195,132,163	(13,502,568)

Net Increase (Decrease) in Net Assets	274,650,266	(101,797,066)
Net assets at beginning of period	156,936,924	258,733,990

Net assets at end of period	$431,587,190	$156,936,924

Undistributed net investment income at end of period	$7,520,559	$4,140,650

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008		2007		2006(b)
Net Asset Value, Beginning of Period	$7.81	$12.09		$11.39		$10.76

Income (Loss) from Investment Operations
Net investment income(a)	0.28	0.24		0.22		0.25
Net realized/unrealized gain (loss) on investments	1.96	(4.09)		0.48		0.53

Total from investment operations	2.24	(3.85)		0.70		0.78

Less Distributions
Dividends from net investment income	(0.18)	(0.19)		—		(0.12)
Distributions from net realized capital gains	—	(0.24)		—		(0.03)

Total distributions	(0.18)	(0.43)		—		(0.15)

Net Asset Value, End of Period	$9.87	$7.81		$12.09		$11.39

Total Return	29.51%	(32.84)%		6.15%		7.20%
Ratio of expenses to average net assets after reimbursement(e)	0.40%	0.50%		0.53%		0.57%*
Ratio of expenses to average net assets before reimbursement and rebates(f)	0.43%	0.52	%(d)	0.54	%(d)	0.63%*
Ratio of net investment income to average net assets(g)	3.20%	2.35%		1.85%		3.33%*
Portfolio turnover rate	22.9%	140.3%		20.2%		27.7%
Net assets, end of period (in millions)	$4.4	$1.0		$1.5		$0.3

	Class B
	For the Years Ended December 31,
	2009	2008		2007		2006	2005(c)
Net Asset Value, Beginning of Period	$7.79	$12.06		$11.39		$10.14	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.23	0.20		0.15		0.13	0.10
Net realized/unrealized gain (loss) on investments	1.98	(4.07)		0.52		1.28	0.10

Total from investment operations	2.21	(3.87)		0.67		1.41	0.20

Less Distributions
Dividends from net investment income	(0.16)	(0.16)		—		(0.12)	(0.06)
Distributions from net realized capital gains	—	(0.24)		—		(0.04)	—

Total distributions	(0.16)	(0.40)		—		(0.16)	(0.06)

Net Asset Value, End of Period	$9.84	$7.79		$12.06		$11.39	$10.14

Total Return	29.10%	(32.97)%		5.88%		13.85%	2.04%
Ratio of expenses to average net assets after reimbursement(e)	0.65%	0.75%		0.77%		0.80%	0.80%*
Ratio of expenses to average net assets before reimbursement and rebates(f)	0.68%	0.77	%(d)	0.78	%(d)	0.82%	2.59%*
Ratio of net investment income to average net assets(g)	2.70%	1.99%		1.25%		1.21%	3.85%*
Portfolio turnover rate	22.9%	140.3%		20.2%		27.7%	6.2%
Net assets, end of period (in millions)	$422.9	$153.2		$253.7		$235.3	$11.6

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class E
	For the Years Ended December 31,
	2009	2008		2007		2006(b)
Net Asset Value, Beginning of Period	$7.79	$12.07		$11.39		$10.76

Income (Loss) from Investment Operations
Net investment income(a)	0.23	0.23		0.21		0.18
Net realized/unrealized gain (loss) on investments	2.00	(4.09)		0.47		0.60

Total from investment operations	2.23	(3.86)		0.68		0.78

Less Distributions
Dividends from net investment income	(0.17)	(0.18)		—		(0.12)
Distributions from net realized capital gains	—	(0.24)		—		(0.03)

Total distributions	(0.17)	(0.42)		—		(0.15)

Net Asset Value, End of Period	$9.85	$7.79		$12.07		$11.39

Total Return	29.35%	(32.91)%		5.97%		7.15%
Ratio of expenses to average net assets after reimbursement(e)	0.55%	0.65%		0.68%		0.72%*
Ratio of expenses to average net assets before reimbursement and rebates(f)	0.58%	0.67	%(d)	0.69	%(d)	0.77%*
Ratio of net investment income to average net assets(g)	2.71%	2.28%		1.70%		2.38%*
Portfolio turnover rate	22.9%	140.3%		20.2%		27.7%
Net assets, end of period (in millions)	$4.2	$2.7		$3.5		$1.2

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Commencement of operations—10/03/2005.
(d)	Excludes effect of deferred expense reimbursement—See Note 3 of financial statements.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	See Note 3 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the SPDR® Trust, Series 1 and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares.

The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Income and capital gain distributions from the Underlying ETFs are recorded on the ex-date.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is

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SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with SSgA Funds Management, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio. The Adviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the year ended December 31, 2009	% per annum	Average Daily Net Assets

$917,541	0.33%	First $	500 Million

	0.30%	Over $	500 Million

During the year, the Manager agreed, at certain asset levels, to waive a portion of the management fee chargeable to the Portfolio.

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying ETFs’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.55%	0.80%	0.70%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to

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SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	132,540	396,454	3,580	(83,671)	316,363	448,903
12/31/2008	123,855	107,746	4,475	(103,536)	8,685	132,540

Class B

12/31/2009	19,671,611	28,324,344	551,247	(5,568,635)	23,306,956	42,978,567
12/31/2008	21,046,030	1,407,883	701,077	(3,483,379)	(1,374,419)	19,671,611

Class E

12/31/2009	347,911	186,005	8,523	(111,142)	83,386	431,297
12/31/2008	290,543	190,369	11,255	(144,256)	57,368	347,911

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$259,188,219	$—	$62,466,557

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$408,863,003	$36,945,563	$(11,653,402)	$25,292,161

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying ETFs in which the Portfolio invests its assets invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying ETFs ; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Underlying ETFs to credit risk, consist principally of cash due from counterparties and investments. The Underlying ETFs restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Underlying ETFs’ Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$4,140,657	$3,515,121	$—	$4,491,717	$4,140,657	$8,006,838

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$7,528,077	$—	$25,292,162	$(5,395,804)	$27,424,435

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$1,894,400	$3,501,404	$5,395,804

9. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

10. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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SSgA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the SSgA Growth ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SSgA Growth ETF Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the SSgA Growth ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the SSgA Growth ETF Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board further considered that the Portfolio outperformed its new benchmark, the MSCI All Country World Index, for the same periods ended August 31, 2009. The Board also noted the recent change in Subadviser of the Portfolio in September 2008. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

20

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the SSgA Growth ETF Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe Median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account the limited peer group in which the Portfolio was included for comparative purposes. The Board also noted that the advisory fee and the sub-advisory fee for the Portfolio had been lowered effective September 2008. In addition, the Adviser had also waived an additional portion of its advisory fee and it was noted that the full impact of such fee reductions were not reflected in the Lipper report. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the SSgA Growth ETF Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which the breakpoint to its contractual management fee would be triggered. The Board noted that the Portfolio’s management fees were below the asset-weighted average of

21

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

comparable funds at asset levels up to $500 million, after which point the fee level increases above the asset-weighted average of comparable funds for all higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the SSgA Growth ETF Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Met Investors Series Trust T. Rowe Price Mid Cap Growth Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Met Investors Series Trust – T. Rowe Price Mid Cap Growth Portfolio had a return of 45.85%, 45.47% and 45.42% for Class A, B and E Shares, respectively, versus 46.29% for its benchmark, the Russell Midcap Growth Index1.

Market Environment / Conditions

As measured by the Russell benchmark, mid-cap growth outperformed mid-cap value for the year overall, though there was significant volatility along the way. Mid-cap stocks outperformed both large- and small-cap, particularly toward the end of the period. All sectors within the mid-cap growth index posted positive results, though performance varied greatly. The leading market segments were energy, information technology, and materials.

Portfolio Review / Current Positioning

Information technology was the greatest detractor, as our stock holdings were unable to keep up with their benchmark peers. The IT services industry included two primary detractors: SAIC and Western Union. Elsewhere in the sector, infrared camera maker FLIR Systems hurt relative results. Information technology is an important area of investment for the Portfolio, as we believe that the sector is full of companies with great prospects, strong balance sheets, and shareholder-oriented management.

Materials was another area of relative weakness, due to stock choices. Agnico-Eagle Mines was the leading factor here. We tend to underweight materials, as most companies here do not meet our long-term growth standards.

Stock selection in energy hurt relative returns as well, particularly our positions in CNX Gas and Smith International. We maintain a positive outlook on the energy sector, as we believe long-term energy demand far outstrips available supply.

Consumer discretionary provided the greatest boost to relative results, due to stock choices. We benefited from an overweight to the internet catalogue and retail industry, where online travel agent Expedia was a leading holding. J. Crew Group and Lamar Advertising were other outperforming stocks. Our current strategy in this sector is to focus on firms that dominate their area of the market, as we believe that these companies have a chance to increase market share and will be among the first to recover once economic conditions turn around.

Stock selection in consumer staples contributed as well, supplemented by a beneficial underweight to the sector. Much of the outperformance is due to our position in Whole Foods Market. We tend to underweight this sector, focusing mainly on the food and staples retailing industry.

Brian W. H. Berghuis, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Global Payments, Inc.	1.6%
Expedia, Inc.	1.5%
AMETEK, Inc.	1.4%
Marriott International, Inc. - Class A	1.4%
Western Union Co. (The)	1.3%
Juniper Networks, Inc.	1.3%
Cephalon, Inc.	1.2%
McDermott International, Inc.	1.2%
American Tower Corp. - Class A	1.2%
Roper Industries, Inc.	1.2%

Top Sectors

Percent of Portfolio Market Value
Cyclical	19.5%
Financials	17.6%
Industrials	15.3%
Short-Term Investments	9.9%
Basic Materials	9.5%
Energy	8.8%
Communications	6.6%
Non-Cyclical	6.5%
Technology	4.2%
Diversified	2.1%

2

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

T. Rowe Price Mid Cap Growth Portfolio managed by

T. Rowe Price Associates, Inc. vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
T. Rowe Price Mid Cap Growth Portfolio—Class A	45.85%	1..24%	4.90%	-0.13%
Class B	45.47%	1.03%	4.64%	-0.66%
Class E	45.42%	1.09%	4.74%	3.08%
Russell Midcap Growth Index[1]	46.29%	-3.18%	2.40%	1.18%

The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.77%	$1,000.00	$1,248.80	$4.65
Hypothetical	0.77%	1,000.00	1,021.07	4.18

Class B
Actual	1.02%	$1,000.00	$1,247.90	$6.12
Hypothetical	1.02%	1,000.00	1,019.76	5.50

Class E
Actual	0.92%	$1,000.00	$1,247.10	$5.55
Hypothetical	0.92%	1,000.00	1,020.27	4.99

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 94.6%
Aerospace & Defense - 2.3%
Alliant Techsystems, Inc.*(a)	62,000	$5,472,740
Goodrich Corp.	127,000	8,159,750
Rockwell Collins, Inc.	232,000	12,843,520

		26,476,010

Air Freight & Logistics - 0.4%
UTI Worldwide, Inc.	357,000	5,112,240

Airlines - 0.5%
Southwest Airlines Co.	482,000	5,509,260

Auto Components - 0.5%
WABCO Holdings, Inc.	214,000	5,519,060

Biotechnology - 4.9%
Alexion Pharmaceuticals, Inc.*	95,000	4,637,900
BioMarin Pharmaceutical, Inc.*(a)	191,000	3,592,710
Cephalon, Inc.*(a)	225,000	14,042,250
Human Genome Sciences, Inc.*	375,000	11,475,000
Myriad Genetics, Inc.*	75,000	1,957,500
Onyx Pharmaceuticals, Inc.*(a)	84,000	2,464,560
OSI Pharmaceuticals, Inc.*(a)	185,000	5,740,550
Regeneron Pharmaceuticals, Inc.*	19,000	459,420
Theravance, Inc.*(a)	158,000	2,065,060
Vertex Pharmaceuticals, Inc.*(a)	225,000	9,641,250

		56,076,200

Capital Markets - 2.7%
E*TRADE Financial Corp.*	1,632,000	2,856,000
Eaton Vance Corp.	300,000	9,123,000
Janus Capital Group, Inc.	464,000	6,240,800
Raymond James Financial, Inc.(a)	197,000	4,682,690
TD Ameritrade Holding Corp.*(a)	445,000	8,624,100

		31,526,590

Commercial & Professional Services - 0.3%
Stericycle, Inc.*	60,000	3,310,200

Commercial Banks - 2.6%
Fifth Third Bancorp	556,000	5,421,000
KeyCorp	1,002,000	5,561,100
M&T Bank Corp.(a)	78,000	5,217,420
Marshall & Ilsley Corp.	984,000	5,362,800
SunTrust Banks, Inc.(a)	279,000	5,660,910
TCF Financial Corp.	186,000	2,533,320

		29,756,550

Communications Equipment - 2.4%
JDS Uniphase Corp.*	1,249,000	10,304,250
Juniper Networks, Inc.*	580,000	15,468,600
Palm, Inc.*(a)	189,000	1,897,560

		27,670,410

Security Description	Shares	Value

Construction & Engineering - 1.1%
Foster Wheeler AG*	190,000	$5,593,600
Quanta Services, Inc.*	334,000	6,960,560

		12,554,160

Diversified Consumer Services - 0.2%
Education Management Corp.*(a)	120,000	2,641,200

Diversified Financial Services - 2.1%
Interactive Brokers Group, Inc. - Class A*(a)	265,000	4,695,800
IntercontinentalExchange, Inc.*	78,000	8,759,400
MSCI, Inc. - Class A*	334,000	10,621,200

		24,076,400

Electrical Equipment - 3.3%
A123 Systems, Inc.*	56,000	1,256,640
AMETEK, Inc.	431,000	16,481,440
First Solar, Inc.*(a)	17,000	2,301,800
Roper Industries, Inc.	261,000	13,668,570
SunPower Corp. - Class B*(a)	188,000	3,938,600

		37,647,050

Electronic Equipment, Instruments & Components - 2.5%
Dolby Laboratories, Inc. - Class A*(a)	244,000	11,646,120
FLIR Systems, Inc.*	304,000	9,946,880
Trimble Navigation, Ltd.*(a)	267,000	6,728,400

		28,321,400

Energy Equipment & Services - 2.6%
Cameron International Corp.*	153,000	6,395,400
FMC Technologies, Inc.*	223,000	12,898,320
Smith International, Inc.	297,000	8,069,490
Trican Well Service, Ltd.	229,000	3,076,675

		30,439,885

Food & Staples Retailing - 2.0%
Shoppers Drug Mart Corp.	245,000	10,631,104
Whole Foods Market, Inc.*	453,000	12,434,850

		23,065,954

Health Care Equipment & Supplies - 4.7%
C.R. Bard, Inc.	137,000	10,672,300
CareFusion Corp.*	450,000	11,254,500
DENTSPLY International, Inc.	239,000	8,405,630
Edwards Lifesciences Corp.*	150,000	13,027,500
IDEXX Laboratories, Inc.*(a)	60,000	3,206,400
Intuitive Surgical, Inc.*	24,000	7,279,680

		53,846,010

Health Care Providers & Services - 1.5%
Henry Schein, Inc.*(a)	223,000	11,729,800
Humana, Inc.*	135,000	5,925,150

		17,654,950

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Health Care Technology - 0.3%
Cerner Corp.*	45,000	$3,709,800

Hotels, Restaurants & Leisure - 5.2%
Chipotle Mexican Grill, Inc.*	143,000	12,606,880
Choice Hotels International, Inc.(a)	146,000	4,622,360
Gaylord Entertainment Co.*(a)	210,000	4,147,500
Hyatt Hotels Corp. - Class A*	59,552	1,775,245
Marriott International, Inc. - Class A(a)	604,000	16,459,000
Panera Bread Co. - Class A*	60,000	4,018,200
Starbucks Corp.*	225,000	5,188,500
Tim Hortons, Inc.(a)	166,000	5,064,660
Wynn Resorts, Ltd.(a)	101,000	5,881,230

		59,763,575

Independent Power Producers & Energy Traders - 0.9%
Calpine Corp.*	892,000	9,812,000

Industrial Conglomerates - 1.2%
McDermott International, Inc.*	575,000	13,805,750

Insurance - 2.3%
Aon Corp.	211,000	8,089,740
Assurant, Inc.	149,000	4,392,520
Principal Financial Group, Inc.	267,000	6,418,680
W.R. Berkley Corp.	301,000	7,416,640

		26,317,580

Internet & Catalog Retail - 1.5%
Expedia, Inc.*	649,000	16,685,790

Internet Software & Services - 0.8%
Akamai Technologies, Inc.*(a)	89,000	2,254,370
VeriSign, Inc.*	263,000	6,375,120

		8,629,490

IT Services - 4.3%
Fiserv, Inc.*	224,000	10,859,520
Global Payments, Inc.	334,000	17,989,240
SAIC, Inc.*	297,000	5,625,180
Western Union Co. (The)	821,000	15,475,850

		49,949,790

Life Sciences Tools & Services - 3.5%
Covance, Inc.*(a)	160,000	8,731,200
Illumina, Inc.*(a)	167,000	5,118,550
Millipore Corp.*	75,000	5,426,250
Qiagen N.V.*(a)	450,000	10,044,000
Waters Corp.*	169,000	10,471,240

		39,791,240

Machinery - 2.4%
Danaher Corp.	75,000	5,640,000
Gardner Denver, Inc.	140,800	5,991,040

Security Description	Shares	Value

Machinery - continued
Harsco Corp.	167,000	$5,382,410
IDEX Corp.	338,000	10,528,700

		27,542,150

Media - 3.6%
Cablevision Systems Corp. - Class A	389,000	10,043,980
Discovery Communications, Inc. - Class A*(a)	223,000	6,839,410
Discovery Communications, Inc. - Class C*	264,000	7,001,280
Lamar Advertising Co. - Class A*(a)	407,200	12,659,848
Liberty Media-Starz - Series A*	103,000	4,753,450

		41,297,968

Metals & Mining - 1.7%
Agnico-Eagle Mines, Ltd.(a)	238,000	12,852,000
Agnico-Eagle Mines, Ltd.	19,000	1,027,900
Franco-Nevada Corp.	223,000	5,987,864

		19,867,764

Multiline Retail - 0.4%
Dollar General Corp.*	223,000	5,001,890

Oil, Gas & Consumable Fuels - 3.9%
CNX Gas Corp.*	297,000	8,767,440
CONSOL Energy, Inc.	224,000	11,155,200
EOG Resources, Inc.	22,000	2,140,600
Murphy Oil Corp.	109,000	5,907,800
Peabody Energy Corp.	151,000	6,826,710
Ultra Petroleum Corp.*	213,000	10,620,180

		45,417,930

Pharmaceuticals - 2.4%
Allergan, Inc.	74,000	4,662,740
Elan Corp. Plc (ADR)*	523,000	3,409,960
Perrigo Co.(a)	206,000	8,207,040
Valeant Pharmaceuticals International*(a)	198,000	6,294,420
Warner Chilcott Plc - Class A*(a)	186,000	5,295,420

		27,869,580

Professional Services - 2.9%
IHS, Inc. - Class A*	190,000	10,413,900
Manpower, Inc.	158,000	8,623,640
Robert Half International, Inc.(a)	432,000	11,547,360
Verisk Analytics, Inc. - Class A*	96,000	2,906,880

		33,491,780

Real Estate Management & Development - 0.3%
St. Joe Co. (The)*(a)	102,000	2,946,780

Road & Rail - 0.7%
Hertz Global Holdings, Inc.*(a)	693,000	8,260,560

See accompanying notes to financial statements.

6

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T. Rowe Price Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment - 7.1%
Altera Corp.(a)	519,000	$11,744,970
Cree, Inc.*	131,000	7,384,470
Intersil Corp. - Class A	451,000	6,918,340
Marvell Technology Group, Ltd.*	445,000	9,233,750
MEMC Electronic Materials, Inc.*	243,000	3,309,660
Microchip Technology, Inc.(a)	357,000	10,374,420
National Semiconductor Corp.	419,000	6,435,840
PMC-Sierra, Inc.*	488,000	4,226,080
Silicon Laboratories, Inc.*	65,000	3,142,100
Varian Semiconductor Equipment Associates, Inc.*(a)	206,000	7,391,280
Xilinx, Inc.(a)	450,000	11,277,000

		81,437,910

Software - 5.8%
Autodesk, Inc.*	150,000	3,811,500
Electronic Arts, Inc.*	482,000	8,555,500
FactSet Research Systems, Inc.(a)	149,000	9,814,630
McAfee, Inc.*	281,000	11,400,170
MICROS Systems, Inc.*	237,000	7,354,110
Red Hat, Inc.*	412,000	12,730,800
Rovi Corp.*	223,000	7,107,010
Salesforce.com, Inc.*(a)	78,000	5,754,060

		66,527,780

Specialty Retail - 3.2%
Bed Bath & Beyond, Inc.*	262,000	10,121,060
CarMax, Inc.*	543,000	13,167,750
J. Crew Group, Inc.*	93,000	4,160,820
O’ Reilly Automotive, Inc.*(a)	237,000	9,034,440

		36,484,070

Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	192,000	7,013,760

Trading Companies & Distributors - 1.5%
Fastenal Co.(a)	278,322	11,589,328
MSC Industrial Direct Co., Inc. - Class A	131,000	6,157,000

		17,746,328

Wireless Telecommunication Services - 1.5%
American Tower Corp. - Class A*	317,000	13,697,570
Crown Castle International Corp.*	37,000	1,444,480
Leap Wireless International, Inc.*(a)	141,000	2,474,550

		17,616,600

Total Common Stocks (Cost $936,755,118)		1,088,191,394

Security Description	Shares/Par Amount	Value

Short-Term Investments - 13.7%
Mutual Funds - 13.7%
State Street Navigator Securities Lending Prime Portfolio(b)	94,722,862	$94,722,862
T. Rowe Price Government Reserve Investment Fund**	$62,286,156	62,286,156

		157,009,018

Total Short-Term Investments (Cost $157,009,018)		157,009,018

Total Investments - 108.3% (Cost $1,093,764,136)		1,245,200,412

Other Assets and Liabilities (net) - (8.3)%		(95,511,635)

Net Assets - 100.0%		$1,149,688,777

*	Non-income producing security.
**	Affiliated issuer.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,088,191,394	$—	$—	$1,088,191,394
Short-Term Investments
Mutual Funds	94,722,862	62,286,156	—	157,009,018
Total Short-Term Investments	94,722,862	62,286,156	—	157,009,018
TOTAL INVESTMENTS	$1,182,914,256	$62,286,156	$—	$1,245,200,412

*	See Portfolio of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Change in Unrealized Appreciation	Net Sales	Net Transfers out of Level 3	Balance as of December 31, 2009
Common Stock
Metals & Mining	$1,097,294	$(21,894)	$(47,500)	$(1,027,900)	$—
Total	$1,097,294	$(21,894)	$(47,500)	$(1,027,900)	$—

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$1,182,914,256
Short-term from affiliated transaction	62,286,156
Receivable for investments sold	2,017,676
Receivable for shares sold	305,696
Dividends receivable	240,163
Interest receivable	8,822

Total assets	1,247,772,769

Liabilities
Payables for:
Investments purchased	1,992,128
Shares redeemed	491,001
Collateral for securities loaned	94,722,862
Accrued Expenses:
Management fees	699,910
Distribution and service fees - Class B	112,439
Distribution and service fees - Class E	2,792
Administration fees	6,221
Custodian and accounting fees	6,473
Deferred trustees’ fees	7,518
Other expenses	42,648

Total liabilities	98,083,992

Net Assets	$1,149,688,777

Net Assets Represented by
Paid in surplus	$1,038,060,662
Accumulated net realized loss	(38,692,165)
Unrealized appreciation on investments and foreign currency transactions	151,436,668
Distributions in excess of net investment income	(1,116,388)

Net Assets	$1,149,688,777

Net Assets
Class A	$585,528,668

Class B	542,001,800

Class E	22,158,309

Capital Shares Outstanding
Class A	75,757,948

Class B	71,820,602

Class E	2,907,352

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.73

Class B	7.55

Class E	7.62

(a)	Identified cost of investments, excluding short-term from affiliated transaction, was $1,031,477,980.
(b)	Includes securities loaned at value of $94,544,399.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$5,094,151
Interest (b)	1,180,046
Income earned from affilliated transactions	128,819

Total investment income	6,403,016

Expenses
Management fees	6,628,144
Administration fees	66,321
Custodian and accounting fees	49,831
Distribution and service fees - Class B	1,026,153
Distribution and service fees - Class E	28,215
Audit and tax services	31,627
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	131,062
Insurance	12,933
Miscellaneous	13,391

Total expenses	8,046,791
Less management fee waiver	(133,153)
Less broker commission recapture	(26,491)

Net expenses	7,887,147

Net investment loss	(1,484,131)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(19,539,805)
Foreign currency transactions	23,728

Net realized loss on investments and foreign currency transactions	(19,516,077)

Net change in unrealized appreciation on:
Investments	358,116,827
Foreign currency transactions	1,033

Net change in unrealized appreciation on investments and foreign currency transactions	358,117,860

Net realized and unrealized gain on investments and foreign currency transactions	338,601,783

Net Increase in Net Assets from Operations	$337,117,652

(a)	Net of foreign withholding taxes of $41,996.
(b)	Includes net income on securities loaned of $1,180,009.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(1,484,131)	$(309,333)
Net realized loss on investments and foreign currency transactions	(19,516,077)	(19,477,625)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	358,117,860	(400,273,774)

Net increase (decrease) in net assets resulting from operations	337,117,652	(420,060,732)

Distributions to Shareholders
From net investment income
Class A	—	(315,421)
Class B	—	—
Class E	—	—
From net realized gains
Class A	—	(55,433,840)
Class B	—	(51,894,039)
Class E	—	(3,374,259)

Net decrease in net assets resulting from distributions	—	(111,017,559)

Capital Share Transactions
Proceeds from shares sold
Class A	172,792,914	121,997,443
Class B	128,979,549	95,690,540
Class E	5,090,435	5,166,208
Net asset value of shares issued through dividend reinvestment
Class A	—	55,749,261
Class B	—	51,894,039
Class E	—	3,374,259
Cost of shares repurchased
Class A	(108,683,706)	(94,459,819)
Class B	(57,051,303)	(101,848,163)
Class E	(7,139,466)	(12,461,627)

Net increase in net assets from capital share transactions	133,988,423	125,102,141

Net Increase (Decrease) in Net Assets	471,106,075	(405,976,150)
Net assets at beginning of period	678,582,702	1,084,558,852

Net assets at end of period	$1,149,688,777	$678,582,702

Distributions in excess of net investment income at end of period	$(1,116,388)	$—

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:

	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.30	$9.83	$8.76	$8.49	$7.55

Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.00)+	0.01	0.02	0.03	(0.01)
Net realized/unrealized gain (loss) on investments	2.43	(3.54)	1.50	0.53	1.13

Total from investment operations	2.43	(3.53)	1.52	0.56	1.12

Less Distributions:
Dividends from net investment income	—	(0.01)	(0.02)	—	—
Distributions from net realized capital gains	—	(0.99)	(0.43)	(0.29)	(0.18)

Total distributions	—	(1.00)	(0.45)	(0.29)	(0.18)

Net Asset Value, End of Period	$7.73	$5.30	$9.83	$8.76	$8.49

Total Return	45.85%	(39.62)%	17.85%	6.56%	14.87%
Ratio of expenses to average net assets after reimbursement	0.77%	0.76%	0.78%	0.81%	0.80%
Ratio of expenses to average net assets before reimbursement and rebates	0.79%	0.78%	0.80%	0.81%	0.81%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.09%	0.16%	0.32%	(0.08)%
Portfolio turnover rate	31.5%	36.2%	35.5%	33.7%	23.0%
Net assets, end of period (in millions)	$585.5	$347.4	$524.2	$386.8	$258.6

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.19	$9.66	$8.62	$8.38	$7.47

Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.02)	(0.01)	(0.01)	0.01	(0.03)
Net realized/unrealized gain (loss) on investments	2.38	(3.47)	1.48	0.52	1.12

Total from investment operations	2.36	(3.48)	1.47	0.53	1.09

Less Distributions:
Dividends from net investment income	—	—	(0.00)+	—	—
Distributions from net realized capital gains	—	(0.99)	(0.43)	(0.29)	(0.18)

Total distributions	—	(0.99)	(0.43)	(0.29)	(0.18)

Net Asset Value, End of Period	$7.55	$5.19	$9.66	$8.62	$8.38

Total Return	45.47%	(39.75)%	17.64%	6.16%	14.63%
Ratio of expenses to average net assets after reimbursement	1.02%	1.01%	1.03%	1.05%	1.05%
Ratio of expenses to average net assets before reimbursement and rebates	1.04%	1.03%	1.05%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.16)%	(0.08)%	0.12%	(0.34)%
Portfolio turnover rate	31.5%	36.2%	35.5%	33.7%	23.0%
Net assets, end of period (in millions)	$542.0	$314.0	$523.0	$453.6	$422.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class E
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.24	$ 9.72	$8.67	$8.42	$7.50

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.01)	(0.01)	0.00 +	0.02	(0.02)
Net realized/unrealized gain (loss) on investments	2.39	(3.48)	1.49	0.52	1.12

Total from investment operations	2.38	(3.49)	1.49	0.54	1.10

Less Distributions
Dividends from net investment income	—	—	(0.01)	—	—
Distributions from net realized capital gains	—	(0.99)	(0.43)	(0.29)	(0.18)

Total distributions	—	(0.99)	(0.44)	(0.29)	(0.18)

Net Asset Value, End of Period	$7.62	$5.24	$9.72	$8.67	$8.42

Total Return	45.42%	(39.60)%	17.62%	6.38%	14.70%
Ratio of expenses to average net assets after reimbursement	0.92%	0.91%	0.93%	0.95%	0.95%
Ratio of expenses to average net assets before reimbursement and rebates	0.94%	0.93%	0.95%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.07)%	0.00%++	0.22%	(0.24)%
Portfolio turnover rate	31.5%	36.2%	35.5%	33.7%	23.0%
Net assets, end of period (in millions)	$22.2	$17.3	$37.3	$25.0	$25.4

+	Rounds to less than $0.005 per share
++	Rounds to less than 0.005%
(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

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T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with T. Rowe Price Associates, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$6,628,144	0.75%	All

Effective February 17, 2005, the Adviser has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by the Adviser for the Trust and Metropolitan Series Fund, Inc. (“MSF”) in the aggregate exceed $750,000,000, (ii) the Adviser advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.

The waiver schedule for the period January 1 through December 31, 2009 was:

Percentage Fee Waiver	Combined Assets

0.0%	First $750 Million

5.0%	Next $750 Million

7.5%	Next $1.5 Billion

10.0%	Excess over $3 Billion

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E Shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	65,478,589	28,691,023	—	(18,411,664)	10,279,359	75,757,948
12/31/2008	53,350,236	17,500,671	6,716,779	(12,089,097)	12,128,353	65,478,589

Class B

12/31/2009	60,466,361	20,795,524	—	(9,441,283)	11,354,241	71,820,602
12/31/2008	54,163,938	13,211,253	6,375,189	(13,284,019)	6,302,423	60,466,361

Class E

12/31/2009	3,293,693	812,634	—	(1,198,975)	(386,341)	2,907,352
12/31/2008	3,837,273	657,801	410,994	(1,612,375)	(543,580)	3,293,693

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$352,328,966	$—	$262,662,506

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,100,088,984	$194,359,853	$(49,248,425)	$145,111,428

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$95,544,399	$94,722,862	$3,097,477	$97,820,339

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Affiliated Issuer

At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding voting shares of the following investment company:

Security Description	Number of shares held at December 31, 2008	Shares purchased during the period	Shares sold during the period	Number of shares held at December 31, 2009	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	41,529,198	143,350,074	(122,593,116)	62,286,156	$128,819

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$—	$19,898,858	$—	$91,118,701	$—	$111,017,559

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$145,111,820	$(33,476,187)	$111,635,633

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$15,195,062	$18,281,125	$33,476,187

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009,

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

11. Recent Accounting Pronouncement - continued

and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the T. Rowe Price Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the T. Rowe Price Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

23

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the T. Rowe Price Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five-year periods ended August 31, 2009. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

24

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also took into account that the Adviser and the Sub-Adviser were voluntarily waiving a portion of their fees. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board also noted that the management fee is below the asset-weighted average of comparable funds up until asset levels of $3 billion and above. The Board also took into account the fact that the Adviser is voluntarily waiving a portion of its advisory fee. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

25

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Met Investors Series Trust Third Avenue Small Cap Value Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Third Avenue Small Cap Value Portfolio had a return of 26.82% and 26.45%, respectively, for Class A and B Shares, versus 20.58% and 41.93%, for its benchmarks in the Russell 2000 Value Index1 and Dow Jones U.S. Small-Cap Total Stock Market Index2, respectively.

Market Environment / Conditions

Global equity markets finished a strong 2009, on the heels of better investor sentiment, as the credit crisis has subsided and the economy appears to be slowly on the mend from the doldrums of 2008. While we may not be out of the woods entirely in terms of the labor and housing markets, the operating environment has improved, interest rates remain low and market conditions have been less volatile.

Portfolio Review / Current Positioning

We were pleased with the Portfolio’s positive absolute and relative returns during the year, which were driven by a broad rebound in share prices of our holdings. We remained focused on company fundamentals, rather than on market sentiment or economic forecasts. Our rigorous attention to creditworthiness and balance sheet strength enabled us to largely avoid permanent impairments during the downturn, and enjoy meaningful appreciation as the market rebounded.

Third Avenue Management does not manage to a benchmark, but rather focuses on delivering absolute performance with limited investment risk over the long term. Additionally, we do not allocate by sector. That said, in terms of performance in the last 12 months, the Portfolio significantly outperformed the Russell 2000 Value Index (primarily due to sector allocation and stock selection in Financials, Energy and Materials).

On a relative basis, the Portfolio benefitted most notably from Financials—underweighting the sector, which was a poor performer in the Russell benchmarks—and from having exposure to several very well-performing real estate companies globally (including Brookfield Asset Management, Hang Lung Properties and Wheelock). We believe our holdings have attractive assets in high-barrier-to-entry markets with compelling growth prospects and shareholder-friendly management teams.

Cimarex Energy’s stock price appreciated 99% and was the Portfolio’s top contributor for 2009. The shares benefited from a rebound in energy prices and, more recently, from an increased interest in unconventional gas plays, highlighted by a rise in merger and acquisition activity in the sector. The company has high quality assets and one of the strongest balance sheets in the industry. Under the leadership of Chairman and CEO, F.H. (“Mick”) Merelli, proved reserves and production per share have increased at low double digit rates since Key (the company's predecessor) was founded in 1993. The company has managed drilling risk through commodity cycles, with a prudent capital deployment approach and a geographically diverse portfolio of assets.

Other top contributors included chemical companies Lanxess (stock appreciated 104%) and Westlake (stock appreciated 55%), reflecting a more favorable economic environment. Lanxess is benefiting from improvements in Asia and positive results from its cost reduction program, which is providing greater and faster than expected savings, despite higher raw material prices. Westlake has remained profitable and generated strong cash flow in 2009, resulting in an improvement in its already strong financial position.

Bronco Drilling’s stock depreciated 22% and was the Portfolio’s largest detractor during the year. The company’s business was adversely impacted by low natural gas prices and reduced spending by exploration and production companies. Bronco was able to renegotiate its bank covenants during the year and it ended the third quarter with low net debt levels. Therefore, we believe that the company is well positioned to participate in the recent improvement in drilling fundamentals, and the shares remain very attractively priced at approximately 50% of book value.

Other laggards in the trailing 12-month period included some of the Portfolios’ consumer stocks, such as athletic footwear company K-Swiss and toy manufacturer JAKKS Pacific, which have been negatively impacted by a decline in consumer spending. Both companies remain well financed with net cash positions.

During the year we trimmed several holdings and sold a number of small, non-core positions due primarily to significant net outflows in the Portfolio. There were 56 holdings in the Portfolio as of December 31, 2009, down from 75 on December 31, 2008. Additionally, in the fourth quarter, we raised cash levels as we took advantage of the recent market rebound to create “dry powder” for future investment opportunities.

In 2009, we also added to select existing positions and initiated two new positions—Ackermans & van Haaren NV (“AvH”) in the first quarter and Makita Corporation (“Makita”) in the third quarter. AvH is a Belgium-based investment holding company with interests in marine contracting and dredging services, asset management, private equity and real estate. We view AvH as an attractive way to gain many of the advantages of private equity investing, without the attendant costs and “black box” characteristics. Shares were purchased at a significant discount to net asset value.

Makita is the world’s second largest specialized manufacturer of electric power tools. The company, which is headquartered in Japan, has a strong balance sheet and a solid track record of profitability. Shares were purchased at approximately book value and at modest multiples of earnings and cash flow. Although Makita’s end markets have been depressed during the global recession, the company has remained profitable and appears to be poised to benefit in any economic recovery.

We believe that because of our rigorous investment discipline and focus on well-capitalized companies, the Portfolio is well positioned for the long run, regardless of short-term volatility in the macro environment.

1

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary* (continued)

Curtis Jensen, Co-Portfolio Manager, Chief Investment Officer

Ian Lapey, Co-Portfolio Manager

Third Avenue Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Cimarex Energy Co.	4.8%
Tellabs, Inc.	3.8%
Lanxess AG	3.5%
Wheelock & Co., Ltd.	3.1%
Alexander & Baldwin, Inc.	3.1%
Sapporo Holdings, Ltd.	2.8%
Superior Industries International, Inc.	2.7%
Brookfield Asset Management, Inc. - Class A	2.7%
Westlake Chemical Corp.	2.5%
Haverty Furniture Cos., Inc.	2.5%

Top Sectors

Percent of Portfolio Market Value
Cyclical	19.5%
Financials	17.6%
Industrials	15.3%
Short-Term Investments	9.9%
Basic Materials	9.5%
Energy	8.8%
Communications	6.6%
Non-Cyclical	6.5%
Technology	4.2%
Diversified	2.1%

2

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Third Avenue Small Cap Value Portfolio managed by Third Avenue Management LLC vs. Russell 2000 Value Index1 and

Dow Jones U.S. Small-Cap Total Stock Market Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[4]
Third Avenue Small Cap Value Portfolio—Class A	26.82%	-4.65%	2.62%	7.16%
Class B	26.45%	-4.88%	2.37%	6.93%
Russell 2000 Value Index[1]	20.58%	-8.22%	-0.01%	4.42%
Dow Jones U.S. Small-Cap Total Stock Market Index[2]	41.93%	-3.44%	2.49%	6.24%

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share class.

1The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small-Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.78%	$1,000.00	$1,225.10	$4.32
Hypothetical	0.78%	1,000.00	1,021.32	3.92

Class B
Actual	1.03%	$1,000.00	$1,223.60	$5.77
Hypothetical	1.03%	1,000.00	1,020.01	5.24

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 90.0%
Aerospace & Defense - 1.3%
Herley Industries, Inc.*	1,163,337	$16,158,751

Auto Components - 2.7%
Superior Industries International, Inc.	2,290,713	35,047,909

Beverages - 2.8%
Sapporo Holdings, Ltd.	6,515,800	35,507,559

Building Products - 1.1%
Insteel Industries, Inc.	1,044,983	13,584,779

Capital Markets - 2.0%
Investment Technology Group, Inc.*	801,073	15,781,138
Westwood Holdings Group, Inc.	277,092	10,069,523

		25,850,661

Chemicals - 6.1%
Lanxess AG	1,202,223	45,249,217
Westlake Chemical Corp.	1,299,468	32,395,737

		77,644,954

Communications Equipment - 6.9%
Bel Fuse, Inc. - Class B	350,262	7,527,130
Sycamore Networks, Inc.	1,503,228	31,432,498
Tellabs, Inc.*	8,629,290	49,014,367

		87,973,995

Computers & Peripherals - 3.6%
Electronics for Imaging, Inc.*	1,443,311	18,777,476
Lexmark International, Inc. - Class A*	1,025,108	26,632,306

		45,409,782

Diversified Financial Services - 2.0%
Ackermans & van Haaren N.V.	243,811	18,142,632
Leucadia National Corp.*	336,339	8,001,505

		26,144,137

Electrical Equipment - 1.8%
Encore Wire Corp.	1,111,373	23,416,629

Electronic Equipment, Instruments & Components - 5.9%
AVX Corp.	1,849,452	23,432,557
Coherent, Inc.*	319,947	9,512,024
Electro Scientific Industries, Inc.*	1,451,738	15,707,805
Ingram Micro, Inc. - Class A*	505,450	8,820,103
Park Electrochemical Corp.	645,900	17,852,676

		75,325,165

Energy Equipment & Services - 4.9%
Bristow Group, Inc.*	319,737	12,293,887
Bronco Drilling Co., Inc.*	3,755,857	19,042,195
Pioneer Drilling Co.*	1,651,830	13,049,457
Tidewater, Inc.	377,065	18,080,267

		62,465,806

Security Description	Shares	Value

Health Care Providers & Services - 2.0%
Cross Country Healthcare, Inc.*	2,646,303	$26,224,863

Hotels, Restaurants & Leisure - 2.1%
GuocoLeisure, Ltd.	6,700,000	3,297,856
Vail Resorts, Inc.*	629,997	23,813,886

		27,111,742

Household Durables - 7.2%
Cavco Industries, Inc.*	787,653	28,292,496
M.D.C. Holdings, Inc.	262,914	8,160,851
Makita Corp.	190,100	6,471,442
Skyline Corp.	1,349,703	24,834,535
Stanley Furniture Co., Inc.*	2,388,307	24,241,316

		92,000,640

Insurance - 5.7%
Arch Capital Group, Ltd.*	95,974	6,866,940
E-L Financial Corp.	40,155	17,267,225
Montpelier Re Holdings, Ltd.	1,851,427	32,066,716
National Western Life Insurance Co. - Class A	97,535	16,934,027

		73,134,908

Leisure Equipment & Products - 0.4%
JAKKS Pacific, Inc.*	441,914	5,355,998

Life Sciences Tools & Services - 1.7%
Pharmaceutical Product Development, Inc.	920,932	21,586,646

Machinery - 0.8%
Alamo Group, Inc.	607,137	10,412,400

Marine - 3.1%
Alexander & Baldwin, Inc.	1,142,536	39,109,007

Media - 0.3%
Journal Communications, Inc. - Class A	975,081	3,793,065

Multiline Retail - 2.3%
Parco Co., Ltd.	3,352,900	28,844,369

Oil, Gas & Consumable Fuels - 4.8%
Cimarex Energy Co.	1,168,226	61,880,931

Paper & Forest Products - 3.4%
Canfor Corp.*	3,704,100	28,776,238
Glatfelter	1,163,840	14,140,656

		42,916,894

Real Estate Investment Trusts (REITs) - 0.1%
Origen Financial, Inc.*	811,331	1,176,430

Real Estate Management & Development - 8.6%
Brookfield Asset Management, Inc. - Class A	1,558,917	34,576,779
Forest City Enterprises, Inc. - Class A*	420,701	4,955,858

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Real Estate Management & Development - continued
Hang Lung Group, Ltd.	6,180,000	$30,531,645
Wheelock & Co., Ltd.	12,834,000	39,378,133

		109,442,415

Software - 0.7%
Synopsys, Inc.*	393,936	8,776,894

Specialty Retail - 2.5%
Haverty Furniture Cos., Inc.	2,339,871	32,126,429

Textiles, Apparel & Luxury Goods - 2.3%
K-Swiss, Inc. - Class A*	2,967,430	29,496,254

Thrifts & Mortgage Finance - 0.9%
Kearny Financial Corp.	660,494	6,657,780
NewAlliance Bancshares, Inc.	443,036	5,320,861

		11,978,641

Total Common Stocks (Cost $1,156,524,378)		1,149,898,653

Short-Term Investment - 9.9%
Repurchase Agreement - 9.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/2009 at 0.005% to be repurchased at $126,329,070 on 01/04/10 collateralized by $123,865,000 Federal Home Loan Bank at 4.375% due 09/17/10 with a value of $128,856,760. (Cost - $126,329,000)	$126,329,000	126,329,000

Total Short-Term Investment (Cost $126,329,000)		126,329,000

Total Investments - 99.9% (Cost $1,282,853,378)		1,276,227,653

Other Assets and Liabilities (net) - 0.1%		888,953

Net Assets - 100.0%		$1,277,116,606

*	Non-income producing security.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$16,158,751	$—	$—	$16,158,751
Auto Components	35,047,909	—	—	35,047,909
Beverages	—	35,507,559	—	35,507,559
Building Products	13,584,779	—	—	13,584,779
Capital Markets	25,850,661	—	—	25,850,661
Chemicals	32,395,737	45,249,217	—	77,644,954
Communications Equipment	87,973,995	—	—	87,973,995
Computers & Peripherals	45,409,782	—	—	45,409,782
Diversified Financial Services	8,001,505	18,142,632	—	26,144,137
Electrical Equipment	23,416,629	—	—	23,416,629
Electronic Equipment, Instruments & Components	75,325,165	—	—	75,325,165
Energy Equipment & Services	62,465,806	—	—	62,465,806
Health Care Providers & Services	26,224,863	—	—	26,224,863
Hotels, Restaurants & Leisure	23,813,886	3,297,856	—	27,111,742
Household Durables	85,529,198	6,471,442	—	92,000,640
Insurance	73,134,908	—	—	73,134,908
Leisure Equipment & Products	5,355,998	—	—	5,355,998
Life Sciences Tools & Services	21,586,646	—	—	21,586,646
Machinery	10,412,400	—	—	10,412,400
Marine	39,109,007	—	—	39,109,007
Media	3,793,065	—	—	3,793,065
Multiline Retail	—	28,844,369	—	28,844,369
Oil, Gas & Consumable Fuels	61,880,931	—	—	61,880,931
Paper & Forest Products	42,916,894	—	—	42,916,894
Real Estate Investment Trusts (REITs)	1,176,430	—	—	1,176,430
Real Estate Management & Development	39,532,637	69,909,778	—	109,442,415
Software	8,776,894	—	—	8,776,894
Specialty Retail	32,126,429	—	—	32,126,429
Textiles, Apparel & Luxury Goods	29,496,254	—	—	29,496,254
Thrifts & Mortgage Finance	11,978,641	—	—	11,978,641
Total Common Stocks	942,475,800	207,422,853	—	1,149,898,653
Short-Term Investment
Repurchase Agreement	—	126,329,000	—	126,329,000
Total Short-Term Investments	—	126,329,000	—	126,329,000
TOTAL INVESTMENTS	$942,475,800	$333,751,853	$—	$1,276,227,653

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)	$1,149,898,653
Repurchase Agreement	126,329,000
Cash	362
Receivable for investments sold	851,130
Receivable for shares sold	196,785
Dividends receivable	1,504,772
Interest receivable	18

Total assets	1,278,780,720

Liabilities
Payables for:
Investments purchased	223,801
Shares redeemed	467,790
Accrued Expenses:
Management fees	787,489
Distribution and service fees - Class B	114,743
Administration fees	6,861
Custodian and accounting fees	9,548
Deferred trustees’ fees	7,518
Other expenses	46,364

Total liabilities	1,664,114

Net Assets	$1,277,116,606

Net Assets Represented by
Paid in surplus	$1,531,294,330
Accumulated net realized loss	(264,673,355)
Unrealized depreciation on investments and foreign currency transactions	(6,637,666)
Undistributed net investment income	17,133,297

Net Assets	$1,277,116,606

Net Assets
Class A	$727,198,624

Class B	549,917,982

Capital Shares Outstanding
Class A	57,330,858

Class B	43,499,600

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.68

Class B	12.64

(a) Identified cost of investments, excluding repurchase agreement, was $1,156,524,378.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$27,645,317
Interest (b)	92,256

Total investment income	27,737,573

Expenses
Management fees	8,444,046
Administration fees	85,493
Custodian and accounting fees	160,138
Distribution and service fees—Class B	1,179,422
Audit and tax services	31,628
Legal	36,350
Trustees’ fees and expenses	22,763
Shareholder reporting	93,373
Insurance	18,126
Miscellaneous	18,273

Total expenses	10,089,612

Net investment income	17,647,961

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized loss on:
Investments	(259,907,565)
Foreign currency transactions	(514,572)

Net realized loss on investments and foreign currency transactions	(260,422,137)

Net change in unrealized appreciation (depreciation) on:
Investments	513,086,313
Foreign currency transactions	(47,584)

Net change in unrealized appreciation on investments and foreign currency transactions	513,038,729

Net realized and unrealized gain on investments and foreign currency transactions	252,616,592

Net Increase in Net Assets from Operations	$270,264,553

(a) Net of foreign withholding taxes of $423,666.
(b) Includes net income on securities loaned of $191.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$17,647,961	$17,791,161
Net realized gain (loss) on investments and foreign currency transactions	(260,422,137)	9,029,983
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	513,038,729	(523,743,075)

Net increase (decrease) in net assets resulting from operations	270,264,553	(496,921,931)

Distributions to Shareholders
From net investment income
Class A	(12,315,368)	(11,647,208)
Class B	(5,454,329)	(4,780,555)
From net realized gains
Class A	(8,880,818)	(76,540,438)
Class B	(5,062,233)	(43,721,320)

Net decrease in net assets resulting from distributions	(31,712,748)	(136,689,521)

Capital Share Transactions
Proceeds from shares sold
Class A	111,973,678	172,006,335
Class B	68,185,442	88,316,702
Net asset value of shares issued through dividend reinvestment
Class A	21,196,186	88,187,646
Class B	10,516,562	48,501,875
Cost of shares repurchased
Class A	(285,095,732)	(293,810,458)
Class B	(79,257,750)	(191,693,067)

Net decrease in net assets from capital share transactions	(152,481,614)	(88,490,967)

Net Increase (Decrease) in Net Assets	86,070,191	(722,102,419)
Net assets at beginning of period	1,191,046,415	1,913,148,834

Net assets at end of period	$1,277,116,606	$1,191,046,415

Undistributed net investment income at end of period	$17,133,297	$17,769,636

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.29	$15.75	$17.48	$16.61	$14.38

Income (Loss) from Investment Operations
Net investment income(a)	0.17	0.16	0.17	0.27	0.14
Net realized/unrealized gain (loss) on investments	2.50	(4.46)	(0.54)	1.89	2.13

Total from investment operations	2.67	(4.30)	(0.37)	2.16	2.27

Less Distributions
Dividends from net investment income	(0.16)	(0.15)	(0.21)	(0.11)	—
Distributions from net realized capital gains	(0.12)	(1.01)	(1.15)	(1.18)	(0.04)

Total distributions	(0.28)	(1.16)	(1.36)	(1.29)	(0.04)

Net Asset Value, End of Period	$12.68	$10.29	$15.75	$17.48	$16.61

Total Return	26.82%	(29.69)%	(2.79)%	13.38%	15.82%
Ratio of expenses to average net assets after reimbursement	0.78%	0.77%	0.76%	0.80%	0.81%
Ratio of expenses to average net assets before reimbursement and rebates	0.78%	0.77%	0.76%	0.80%	0.81%
Ratio of net investment income to average net assets	1.62%	1.18%	0.99%	1.64%	0.94%
Portfolio turnover rate	12.9%	39.8%	36.0%	12.1%	19.6%
Net assets, end of period (in millions)	$727.2	$747.1	$1,171.6	$883.6	$476.8

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.25	$15.68	$17.41	$16.55	$14.37

Income (Loss) from Investment Operations
Net investment income(a)	0.16	0.13	0.13	0.21	0.10
Net realized/unrealized gain (loss) on investments	2.48	(4.44)	(0.54)	1.91	2.12

Total from investment operations	2.64	(4.31)	(0.41)	2.12	2.22

Less Distributions
Dividends from net investment income	(0.13)	(0.11)	(0.17)	(0.08)	—
Distributions from net realized capital gains	(0.12)	(1.01)	(1.15)	(1.18)	(0.04)

Total distributions	(0.25)	(1.12)	(1.32)	(1.26)	(0.04)

Net Asset Value, End of Period	$12.64	$10.25	$15.68	$17.41	$16.55

Total Return	26.45%	(29.82)%	(3.02)%	13.13%	15.48%
Ratio of expenses to average net assets after reimbursement	1.03%	1.02%	1.01%	1.05%	1.05%
Ratio of expenses to average net assets before reimbursement and rebates	1.03%	1.02%	1.01%	1.05%	1.05%
Ratio of net investment income to average net assets	1.46%	0.92%	0.76%	1.28%	0.64%
Portfolio turnover rate	12.9%	39.8%	36.0%	12.1%	19.6%
Net assets, end of period (in millions)	$549.9	$444.0	$741.5	$573.8	$442.4

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Third Avenue Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

11

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gain or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Third Avenue Management LLC (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$8,444,046	0.75%	First $1 Billion

	0.70%	Over $1 Billion

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred or paid in that regard.

During the year ended December 31, 2009 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

M.J. Whitman LLC	$741,487

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	72,575,964	10,653,740	2,203,346	(28,102,192)	(15,245,106)	57,330,858
12/31/2008	74,413,206	12,430,006	5,801,819	(20,069,067)	(1,837,242)	72,575,964

Class B

12/31/2009	43,323,761	6,530,694	1,095,475	(7,450,330)	175,839	43,499,600
12/31/2008	47,301,820	6,536,193	3,199,332	(13,713,584)	(3,978,059)	43,323,761

The Portfolio is authorized to issue an unlimited number of shares.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$135,676,777	$—	$350,462,906

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$1,291,795,000	$156,077,636	$(171,644,983)	$(15,567,347)

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$17,771,886	$40,428,276	$13,940,862	$96,261,245	$31,712,748	$136,689,521

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$17,140,056	$—	$(15,578,528)	$(255,731,736)	$(254,170,208)

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$255,731,736	$255,731,736

9. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

10. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Third Avenue Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Third Avenue Small Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Third Avenue Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Third Avenue Small Cap Value Portfolio’s performance, the Board considered that the Portfolio slightly underperformed the median of its Performance Universe for the one-year period and outperformed the median of its Performance Universe for the three- and five-year periods ended July 31, 2009. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three- and five-year periods ended August 31, 2009. The Board also took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

21

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Third Avenue Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Third Avenue Small Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted

22

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

average of comparable funds at asset levels up to $5 billion, after which point the fee level increases above the asset-weighted average of comparable funds for higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Managed by Turner Investment Partners, Inc.

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Turner Midcap Growth Portfolio had a return of 47.54% and 47.16% for Class A and B Shares, respectively, versus 46.29% for its benchmark, the Russell Midcap Growth Index1.

Market Environment / Conditions

What a difference a year makes. It all began with the single worst January on record followed by an equally depressing February. It was not until March 9th, when the S&P 500 Index4 bottomed out 57% lower than its all-time high, when some investors began to believe that perhaps the world wasn’t coming to an end after all. And although the equity market, as measured by the S&P 500 Index, is 68% higher than the low, the economy seems to be sending mixed signals as to the extent of the recovery. On the one hand, high unemployment, crushing debt burdens, depressed asset values and tight credit remain. On the other hand, positive GDP growth, an improving housing market, higher consumer spending, and improved consumer confidence, are emerging. In addition, consumer net worth has rebounded 28% from the low recorded at the end of the first quarter 2009. And by the way, the economy is still officially in a recession.

What initially started as a low quality rally, with lower priced and smaller market cap stocks, broadened out as the year progressed and the Portfolio delivered strong relative results during the back half of 2009. The market, as defined by the S&P 500, reached its low on March 9th and from that point the ensuing rally was led by stocks of companies with the lowest price and smallest market capitalizations. Specifically in the growth markets the rally was led by companies that exhibited the slowest earnings per share growth. Following this initial bounce off the bottom the rally gradually broadened and eventually leveled off and in our view became a more traditional stock pickers market. We believe that earnings and company fundamentals have become more of a focal point with investors focused on top line results, which traditionally has favored this strategy.

Portfolio Review / Current Positioning

Similar to how the strategy performed coming out of the previous recession, the Portfolio started the year trailing the benchmark. It was not until the third quarter when investors began to seek higher quality stocks that the Portfolio began to significantly outperform. The Portfolio is run sector neutral to the Russell Midcap Growth Index, so the primary driver of outperformance came from stock selection. On an absolute basis all nine economic sectors posted double-digit gains for the year with technology leading the charge. On a relative basis, consumer discretionary was by far the best returning sector. Meanwhile, the materials/processing sector and health care sector, which generated strong absolute returns, hurt the Portfolio on a relative basis.

4The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

As the economy begins to strengthen and gain momentum, the consumer area typically follows suit as these stocks are more economically sensitive than other stocks in the market. Within the Portfolio, strong stock selection in consumer service and retail led the charge as each group posted double digit returns. Priceline.com, the online travel booking service, beat earnings expectations and provided a strong outlook as the company is seeing increased traffic for airline and hotel bookings. Priceline.com offers low commissions for their services when compared to competitors and this has enabled the company to gain market share in the U.S. and Europe. Similarly, retailers Urban Outfitters and Guess? beat earnings expectations for the recent quarter and both companies continue to focus on international expansion to further future growth.

With the price of commodities rising, our commodity sensitive holdings provided a strong absolute performance but fell short of the return of the corresponding sector within the benchmark. Our exposure to steel and aluminum stocks and our non-exposure to packaging companies, which are non-commodity sensitive, were the main drivers to relative results. United States Steel Corp., our lone steel holding, traded higher after the company reported better than expected third quarter earnings. Additionally, news came out that the Chinese government may reduce taxes for steel makers, which was viewed by investors as beneficial for the overall demand of steel. Another Portfolio holding that aided results was Alcoa Inc., the largest U.S. aluminum company. Major metals producers such as Alcoa reported improvements in earnings due to a more favorable price environment. The company has done a nice job of restructuring its operations by cutting costs earlier in the year and we believe that the demand for aluminum has bottomed and will begin to accelerate. Overshadowing these gains however were poor results from Cliffs Natural Resources and CF Industries.

We continue to position the Portfolio to focus on pure growth companies, early cycle opportunities, and companies focused on gaining market share in their respective industries. Pure growth companies, which are a staple of our Portfolio, would include Urban Outfitter and T. Rowe Price. These companies are looking to grow their earnings through new products and services and are run by dynamic management teams. Early cycle holdings in the Portfolio include Whole Foods Market in the consumer discretionary sector and homebuilder Pulte Homes Inc. within the producer durables sector as we feel these companies will continue to gain from an improving economy. Finally, examples of companies looking to expand on market share within their respective industries include F5 Networks in technology and gaming company WMS Industries Inc. We believe the Portfolio is well-positioned to benefit from this diversified approach allowing us to withstand the volatile market swings that we have seen over the past year while being well-positioned to take advantage of opportunities in an upward moving equity market.

1

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Managed by Turner Investment Partners, Inc.

Portfolio Manager Commentary* (continued)

Christopher K. McHugh, Vice President/Senior Portfolio Manager/Security Analyst

Tara R. Hedlund, CFA, CPA, Portfolio Manager/Security Analyst, Principal

Jason D. Schrotberger, CFA, Portfolio Manager/Security Analyst, Principal

Turner Investment Partners, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
F5 Networks, Inc.	2.3%
Micron Technology, Inc.	2.1%
NetApp, Inc.	2.0%
Salesforce.com, Inc.	1.7%
Atheros Communications, Inc.	1.7%
Avon Products, Inc.	1.7%
Marvell Technology Group, Ltd.	1.6%
Urban Outfitters, Inc.	1.6%
Starwood Hotels & Resorts Worldwide, Inc.	1.6%
Priceline.com, Inc.	1.6%

Top Sectors

Percent of Portfolio Market Value
Technology	17.4%
Non-Cyclical	16.4%
Cyclical	15.5%
Communications	11.3%
Short-Term Investments	10.1%
Financials	9.3%
Industrials	7.8%
Energy	6.4%
Basic Materials	5.0%
Utilities	0.8%

2

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Turner Mid Cap Growth Portfolio managed by

Turner Investment Partners, Inc. vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
Turner Mid Cap Growth Portfolio—Class A	47.54%	-1.61%	2.48%	4.29%
Class B	47.16%	-1.88%	2.22%	4.04%
Russell Midcap Growth Index[1]	46.29%	-3.18%	2.40%	4.39%

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share class.

1The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 5/1/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.77%	$1,000.00	$1,305.90	$4.48
Hypothetical	0.77%	1,000.00	1,021.32	3.92

Class B
Actual	1.02%	$1,000.00	$1,305.90	$5.93
Hypothetical	1.02%	1,000.00	1,020.06	5.19

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.3%
Aerospace & Defense - 1.3%
Precision Castparts Corp.	50,010	$5,518,603

Airlines - 1.1%
Continental Airlines, Inc. - Class B*(a)	273,450	4,900,224

Automobiles - 0.8%
Harley-Davidson, Inc.(a)	136,050	3,428,460

Beverages - 0.9%
Hansen Natural Corp.*	99,620	3,825,408

Biotechnology - 3.2%
Alexion Pharmaceuticals, Inc.*	96,860	4,728,705
Human Genome Sciences, Inc.*	61,910	1,894,446
United Therapeutics Corp.*(a)	84,270	4,436,816
Vertex Pharmaceuticals, Inc.*(a)	59,860	2,565,001

		13,624,968

Capital Markets - 4.3%
Affiliated Managers Group, Inc.*(a)	61,910	4,169,639
Lazard, Ltd. - Class A	86,790	3,295,416
T. Rowe Price Group, Inc.	122,260	6,510,345
TD Ameritrade Holding Corp.*	227,400	4,407,012

		18,382,412

Chemicals - 2.3%
Airgas, Inc.	48,610	2,313,836
CF Industries Holdings, Inc.	45,520	4,132,306
Ecolab, Inc.	73,180	3,262,364

		9,708,506

Commercial Banks - 0.7%
Fifth Third Bancorp	309,220	3,014,895

Communications Equipment - 4.5%
Alcatel-Lucent (ADR)*(a)	869,310	2,886,109
Brocade Communications Systems, Inc.*(a)	316,710	2,416,498
F5 Networks, Inc.*	187,346	9,925,591
Juniper Networks, Inc.*	156,160	4,164,787

		19,392,985

Computers & Peripherals - 2.0%
NetApp, Inc.*	245,290	8,435,523

Diversified Financial Services - 2.1%
IntercontinentalExchange, Inc.*	50,370	5,656,551
MSCI, Inc. - Class A*	100,725	3,203,055

		8,859,606

Electrical Equipment - 0.3%
American Superconductor Corp.*(a)	26,320	1,076,488

Energy Equipment & Services - 2.1%
Cameron International Corp.*	123,550	5,164,390
Nabors Industries, Ltd.*	183,860	4,024,695

		9,189,085

Security Description	Shares	Value

Food & Staples Retailing - 1.9%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar - Class A (ADR)(a)	35,150	$2,640,468
Whole Foods Market, Inc.*	201,410	5,528,704

		8,169,172

Food Products - 1.0%
Green Mountain Coffee Roasters, Inc.*	53,280	4,340,722

Gas Utilities - 0.6%
Questar Corp.	64,420	2,677,939

Health Care Equipment & Supplies - 1.8%
Beckman Coulter, Inc.	30,500	1,995,920
Intuitive Surgical, Inc.*	19,070	5,784,312

		7,780,232

Health Care Providers & Services - 3.7%
AmerisourceBergen Corp.	202,850	5,288,299
CIGNA Corp.	94,780	3,342,891
Community Health Systems, Inc.*	63,000	2,242,800
DaVita, Inc.*	49,510	2,908,217
Health Management Associates, Inc. - Class A*	311,900	2,267,513

		16,049,720

Health Care Technology - 1.2%
Cerner Corp.*	64,010	5,276,984

Hotels, Restaurants & Leisure - 4.6%
Panera Bread Co. - Class A*	48,300	3,234,651
Starwood Hotels & Resorts Worldwide, Inc.(a)	184,610	6,751,188
WMS Industries, Inc.*	118,314	4,732,560
Wynn Resorts, Ltd.	85,830	4,997,881

		19,716,280

Household Durables - 2.0%
D.R. Horton, Inc.(a)	318,570	3,462,856
Pulte Homes, Inc.*(a)	532,490	5,324,900

		8,787,756

Household Products - 1.3%
Energizer Holdings, Inc.*(a)	90,970	5,574,642

Independent Power Producers & Energy Traders - 0.9%
AES Corp. (The)*	296,420	3,945,350

Industrial Conglomerates - 1.0%
McDermott International, Inc.*	184,370	4,426,724

Insurance - 1.0%
Genworth Financial, Inc. - Class A*	375,810	4,265,444

Internet & Catalog Retail - 1.6%
Priceline.com, Inc.*(a)	30,880	6,747,280

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Internet Software & Services - 2.1%
MercadoLibre, Inc.*	53,490	$2,774,526
VeriSign, Inc.*	158,660	3,845,919
VistaPrint N.V.*(a)	41,040	2,325,326

		8,945,771

IT Services - 2.0%
Fiserv, Inc.*	58,130	2,818,142
Global Payments, Inc.	111,100	5,983,846

		8,801,988

Life Sciences Tools & Services - 2.7%
Charles River Laboratories International, Inc.*	94,876	3,196,372
Illumina, Inc.*(a)	41,190	1,262,474
Life Technologies Corp.*	67,120	3,505,678
Waters Corp.*	57,900	3,587,484

		11,552,008

Machinery - 3.7%
Cummins, Inc.	115,850	5,312,881
Joy Global, Inc.	92,940	4,794,775
Parker Hannifin Corp.	70,230	3,783,992
Terex Corp.*	98,980	1,960,794

		15,852,442

Media - 1.5%
Cablevision Systems Corp. - Class A	142,240	3,672,637
Focus Media Holding, Ltd. (ADR)*(a)	168,700	2,673,895

		6,346,532

Metals & Mining - 3.2%
Alcoa, Inc.	250,690	4,041,123
Thompson Creek Metals Co., Inc.*	293,470	3,439,468
United States Steel Corp.(a)	112,420	6,196,591

		13,677,182

Multiline Retail - 0.9%
Nordstrom, Inc.	102,760	3,861,721

Oil, Gas & Consumable Fuels - 4.1%
Concho Resources, Inc.*	73,000	3,277,700
CONSOL Energy, Inc.	108,880	5,422,224
Petrohawk Energy Corp.*	183,260	4,396,408
Range Resources Corp.	93,345	4,653,248

		17,749,580

Personal Products - 1.7%
Avon Products, Inc.	234,020	7,371,630

Pharmaceuticals - 1.2%
Watson Pharmaceuticals, Inc.*	134,190	5,315,266

Professional Services - 0.7%
Robert Half International, Inc.(a)	110,030	2,941,102

Security Description	Shares	Value

Real Estate Investment Trusts (REITs) - 1.0%
Digital Realty Trust, Inc.(a)	82,140	$4,129,999

Real Estate Management & Development - 1.0%
CB Richard Ellis Group, Inc. - Class A*(a)	321,160	4,358,141

Semiconductors & Semiconductor Equipment - 12.3%
ASML Holding N.V.	143,180	4,881,006
Atheros Communications, Inc.*(a)	217,041	7,431,484
Broadcom Corp. - Class A*	182,120	5,727,674
Lam Research Corp.*(a)	161,880	6,347,315
Marvell Technology Group, Ltd.*	341,360	7,083,220
Micron Technology, Inc.*	836,730	8,835,869
Netlogic Microsystems, Inc.*(a)	64,870	3,000,886
PMC-Sierra, Inc.*	404,610	3,503,923
Varian Semiconductor Equipment Associates, Inc.*(a)	168,080	6,030,710

		52,842,087

Software - 3.1%
McAfee, Inc.*	145,490	5,902,529
Salesforce.com, Inc.*(a)	100,830	7,438,229

		13,340,758

Specialty Retail - 4.3%
Bed Bath & Beyond, Inc.*	130,780	5,052,031
Guess?, Inc.	145,710	6,163,533
Urban Outfitters, Inc.*	202,090	7,071,129

		18,286,693

Textiles, Apparel & Luxury Goods - 1.9%
Coach, Inc.	169,040	6,175,031
Warnaco Group, Inc. (The)*	51,910	2,190,083

		8,365,114

Trading Companies & Distributors - 1.1%
Fastenal Co.(a)	108,890	4,534,180

Wireless Telecommunication Services - 0.6%
Millicom International Cellular S.A.	32,090	2,367,279

Total Common Stocks (Cost $318,086,026)		417,754,881

Short-Term Investments - 10.9%
Mutual Funds - 8.1%
State Street Navigator Securities Lending Prime Portfolio(b)	35,050,150	35,050,150

See accompanying notes to financial statements.

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PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Par Amount	Value
Repurchase Agreement - 2.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $11,976,007 on 01/04/10 collateralized by $12,190,000 Federal Farm Credit Bank at 2.840% due 05/19/14 with a value of $12,220,475.	$11,976,000	$11,976,000

Total Short-Term Investments (Cost $47,026,150)		47,026,150

Total Investments - 108.2% (Cost $365,112,176)		464,781,031

Other Assets and Liabilities (net) - (8.2)%		(35,283,183)

Net Assets - 100.0%		$429,497,848

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$417,754,881	$—	$—	$417,754,881
Short-Term Investments
Mutual Funds	35,050,150	—	—	35,050,150
Repurchase Agreement	—	11,976,000	—	11,976,000
Total Short-Term Investments	35,050,150	11,976,000	—	47,026,150
TOTAL INVESTMENTS	$452,805,031	$11,976,000	$—	$464,781,031

*See	Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$452,805,031
Repurchase Agreement	11,976,000
Cash	227
Receivable for investments sold	1,838,626
Receivable for shares sold	38,536
Dividends receivable	126,002
Interest receivable	2

Total assets	466,784,424

Liabilities
Payables for:
Investments purchased	1,892,142
Shares redeemed	26,239
Collateral for securities loaned	35,050,150
Accrued Expenses:
Management fees	272,481
Distribution and service fees - Class B	15,908
Administration fees	2,573
Custodian and accounting fees	8,974
Deferred trustees’ fees	7,518
Other expenses	10,591

Total liabilities	37,286,576

Net Assets	$429,497,848

Net Assets Represented by
Paid in surplus	$444,138,516
Accumulated net realized loss	(114,302,005)
Unrealized appreciation on investments	99,668,855
Distribution in excess of net investment income	(7,518)

Net Assets	$429,497,848

Net Assets
Class A	$352,245,596

Class B	77,252,252

Capital Shares Outstanding
Class A	32,621,319

Class B	7,257,342

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.80

Class B	10.64

(a)	Identified cost of investments, excluding repurchase agreement, was $353,136,176.
(b)	Includes securities loaned at value of $34,158,268.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$2,473,980
Interest (b)	387,628

Total investment income	2,861,608

Expenses
Management fees	2,683,648
Administration fees	28,205
Custodian and accounting fees	8,996
Distribution and service fees - Class B	150,896
Audit and tax services	31,003
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	25,835
Insurance	5,095
Miscellaneous	10,430

Total expenses	3,003,222
Less management fee waiver	(1,054)
Less broker commission recapture	(176,645)

Net expenses	2,825,523

Net investment income	36,085

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(25,830,900)
Futures contracts	174,698

Net realized loss on investments and futures contracts	(25,656,202)

Net change in unrealized appreciation on investments	163,458,429

Net realized and unrealized gain on investments and futures contracts	137,802,227

Net Increase in Net Assets from Operations	$137,838,312

(a)	Net of foreign withholding taxes of $9,278.
(b)	Includes net income on securities loaned of $386,603.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$36,085	$26,703
Net realized loss on investments and futures contracts	(25,656,202)	(88,855,595)
Net change in unrealized appreciation (depreciation) on investments	163,458,429	(151,759,960)

Net increase (decrease) in net assets resulting from operations	137,838,312	(240,588,852)

Distributions to Shareholders
From net investment income
Class A	—	(1,025)
Class B	—	—
From net realized gains
Class A	—	(29,084,879)
Class B	—	(6,960,269)

Net decrease in net assets resulting from distributions	—	(36,046,173)

Capital Share Transactions
Proceeds from shares sold
Class A	41,650,328	89,324,784
Class B	20,005,776	35,474,894
Net asset value of shares issued through dividend reinvestment
Class A	—	29,085,904
Class B	—	6,960,269
Cost of shares repurchased
Class A	(49,904,727)	(30,791,958)
Class B	(17,333,293)	(32,038,820)

Net increase (decrease) in net assets from capital share transactions	(5,581,916)	98,015,073

Net Increase (Decrease) in Net Assets	132,256,396	(178,619,952)
Net assets at beginning of period	297,241,452	475,861,404

Net assets at end of period	$429,497,848	$297,241,452

Distributions in excess of net investment income at end of period	$(7,518)	$(133)

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.32	$15.33	$12.75	$12.13	$11.23

Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.00 +	0.01	(0.03)	(0.00)+	(0.04)
Net realized/unrealized gain (loss) on investments	3.48	(6.88)	3.08	0.77	1.35

Total from investment operations	3.48	(6.87)	3.05	0.77	1.31

Less Distributions
Dividends from net investment income	—	(0.00)+	—	—	—
Distributions from net realized capital gains	—	(1.14)	(0.47)	(0.15)	(0.41)

Total distributions	—	(1.14)	(0.47)	(0.15)	(0.41)

Net Asset Value, End of Period	$10.80	$7.32	$15.33	$12.75	$12.13

Total Return	47.54%	(48.14)%	24.49%	6.30%	11.61%
Ratio of expenses to average net assets after reimbursement	0.83%	0.77%	0.80%	0.87%	0.85%
Ratio of expenses to average net assets before reimbursement and rebates	0.84%	0.82%	0.83%	0.92%	0.85%
Ratio of net investment income (loss) to average net assets	0.06%	0.06%	(0.19)%	0.03%	(0.30)%
Portfolio turnover rate	100.2%	158.0%	139.8%	153.0%	156.4%
Net assets, end of period (in millions)	$352.2	$246.8	$381.8	$274.8	$168.7

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.23	$15.20	$12.68	$12.09	$11.22

Income (Loss) from Investment Operations:
Net investment loss(a)	(0.02)	(0.02)	(0.06)	(0.03)	(0.07)
Net realized/unrealized gain (loss) on investments	3.43	(6.81)	3.05	0.77	1.35

Total from investment operations	3.41	(6.83)	2.99	0.74	1.28

Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(1.14)	(0.47)	(0.15)	(0.41)

Total distributions	—	(1.14)	(0.47)	(0.15)	(0.41)

Net Asset Value, End of Period	$10.64	$7.23	$15.20	$12.68	$12.09

Total Return	47.16%	(48.30)%	24.15%	6.07%	11.36%
Ratio of expenses to average net assets after reimbursement	1.08%	1.02%	1.05%	1.12%	1.10%
Ratio of expenses to average net assets before reimbursement and rebates	1.09%	1.07%	1.08%	1.17%	1.10%
Ratio of net investment loss to average net assets	(0.20)%	(0.20)%	(0.44)%	(0.22)%	(0.58)%
Portfolio turnover rate	100.2%	158.0%	139.8%	153.0%	156.4%
Net assets, end of period (in millions)	$77.3	$50.5%	$94.0	$69.0	$56.9

+	Rounds to less than $0.005 per share.
(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Turner Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Turner Investment Partners, Inc. (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

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Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$2,683,648	0.80%	First $300 Million

	0.70%	Over $300 Million

Effective November 12, 2009, the Adviser reduced the advisory fee it charges to the Manager for managing the Portfolio. This fee change reduced the advisory fee charged on the Portfolio’s average daily net assets in excess of $400 million. In connection with this change in the advisory fee, the Manager agreed, at certain asset levels, to waive a portion of the management fee chargeable to the Portfolio.

The expenses reimbursed for the year ended December 31, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio, attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	33,731,668	4,998,341	—	(6,108,690)	(1,110,349)	32,621,319
12/31/2008	24,909,018	9,236,533	2,206,821	(2,620,704)	8,822,650	33,731,668

Class B

12/31/2009	6,979,185	2,341,558	—	(2,063,401)	278,157	7,257,342
12/31/2008	6,185,298	2,978,424	533,354	(2,717,891)	793,887	6,979,185

The Portfolio is authorized to issue an unlimited number of shares.

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Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$341,911,011	$—	$329,156,086

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$367,478,815	$102,912,007	$(5,609,791)	$97,302,216

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period April 27 - April 30, 2009, the Portfolio had 222 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $174,698 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$34,158,268	$35,050,150	$18,318	$35,068,468

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$—	$2,848,762	$—	$33,197,411	$—	$36,046,173

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$97,302,216	$(111,935,366)	$(14,633,150)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$82,769,522	$29,165,844	$111,935,366

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio’s financial statements.

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MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Turner Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Turner Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Turner Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Turner Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio underperformed both the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended July 31, 2009. The Board also considered that the Portfolio performed above the median of its Performance Universe and below its Lipper Index for the five-year period. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-year period ended August 31, 2009, and outperformed its benchmark for the three- and five-year periods. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style and its more recent improved performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

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Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Turner Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group and the Sub-advised Expense Universe and above the Expense Universe. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were slightly above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint, effective August 31, 2009. The Board also noted that the Adviser recently proposed to waive an additional portion of its advisory fee on assets over $400 million in order for shareholders to benefit from an additional breakpoint being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

23

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Turner Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at the current and lower asset levels but decreases below the asset-weighted average of comparable funds at higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust Van Kampen Comstock Portfolio Annual Report	December 31, 2009

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Managed by Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Van Kampen Comstock Portfolio had a return of 26.89% and 26.57% for Class A and B Shares, respectively, versus 19.69% and 26.46% for its benchmarks, the Russell 1000 Value Index1 and S&P 500 Index2, respectively.

Market Environment/Conditions

In 2009, the stock market staged a strong comeback from the substantial declines caused by the financial crisis and economic recession, although the market remained below its October 2007 high. In early March, equities began a large rally from depressed valuation levels that continued through the end of the period due to several factors including the lessening risk of an economic depression, the strengthening financial system, better-than-expected corporate earnings, and the Federal Reserve’s zero interest rate policy. However, unemployment rates remained high, serving as a persistent threat to the fragile recovery.

While we have seen some improvements, we continue to believe the economy faces some real risks and challenges, with the greatest headwind coming from a prolonged period of reduced consumer spending. Paradoxically, while higher savings and lower spending rates may be positive for the economy over the long term, the trend is likely to dampen economic growth in the near term.

Portfolio Review/Current Positioning

Relative to the Russell 1000 Value Index (the “Russell Index”), the Portfolio’s significant overweight in information technology was the largest positive contributor. On average during the period, the Portfolio held a three times larger weight than that of the Russell Index. The Portfolio benefited from holdings across the sector, including internet retail, hardware, and semiconductors.

In the energy sector, both stock selection and an underweight aided relative performance. The sector was among the weakest-performing groups in the Russell Index for the period, and we have only recently begun building a small position in selected stocks that fit our criteria, mostly integrated oil companies.

Stock selection and a slight overweight in the basic materials sector also bolstered performance, driven mainly by a paper company that restructured its debt and benefited from synergies following an acquisition.

In the consumer discretionary sector, where the Portfolio holds primarily media stocks, a turnaround in ad spending propelled gains in the Portfolio’s holdings.

Within health care, acquisitions made by Pfizer and Merck lifted the Portfolio’s holdings in large-cap pharmaceutical stocks.

The financials sector was the single largest detractor from performance, hampered by stock selection within insurance and diversified financials companies. Some of the best-performing diversified financials companies during the period were among the worst performers in the previous year. However, we remained cautious about the financial health of many of these companies and began building positions only after the credit markets began stabilizing and we conducted a thorough evaluation of balance sheets.

During the period, we significantly reduced the Portfolio’s consumer staples weighting, as well as trimmed holdings in the technology, materials, and consumer discretionary sectors on strong performance. We used the proceeds from consumer staples to add to the Portfolio’s energy exposure, mostly in integrated oil companies, although the Portfolio remains underweight in the energy sector relative to the Russell 1000 Value Index. We added some new positions in industrials, but the sector overall remains a small weighting within the total Portfolio. After having no exposure to the utilities sector for some time, we initiated one very small position as we have not seen many attractive opportunities here. Finally, in financials, we remain cautious and selective, adding at the margins to banks that meet our risk-reward criteria.

We continue to position the Portfolio from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value. At year end, relative to the Russell Index, the Portfolio held overweight positions in the consumer discretionary, consumer staples, information technology, materials, and health care sectors. The Portfolio held underweights in energy, financials, industrials, telecommunication services and utilities.

Jason S. Leder, Managing Director

Kevin C. Holt, Managing Director

James N. Warwick, Executive Director

Devin E. Armstrong, Executive Director

Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index

1

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Managed by Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Portfolio Manager Commentary* (continued)

mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Chubb Corp. (The)	5.3%
Comcast Corp. - Class A	4.0%
Viacom, Inc. - Class B	3.6%
JPMorgan Chase & Co.	3.1%
International Paper Co.	2.9%
Pfizer, Inc.	2.9%
eBay, Inc.	2.7%
Wal-Mart Stores, Inc.	2.2%
Bristol-Myers Squibb Co.	2.2%
Travelers Cos., Inc. (The)	2.1%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	22.5%
Financials	20.5%
Communications	20.2%
Short-Term Investments	9.7%
Energy	7.3%
Cyclical	6.6%
Technology	5.1%
Basic Materials	4.5%
Industrials	3.3%
Utilities	0.3%

2

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Van Kampen Comstock Portfolio managed by

Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) vs. Russell 1000 Value Index1 and S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/09)
	1 Year	3 Year	Since Inception[4]
Van Kampen Comstock Portfolio—Class A	26.89%	-7.33%	-0.41%
Class B	26.57%	-7.52%	-0.63%
Russell 1000 Value Index[1]	19.69%	-8.69%	0.10%
S&P 500 Index[2]	26.46%	-5.63%	1.33%

The performance of Class A shares will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have low price-to-book ratios and price-to-earning ratios, higher dividend yields and lower forecasted growth values.

2The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4Inception of Class A and Class B shares is 5/2/05. Index returns are based on an inception date of 5/2/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.63%	$1,000.00	$1,243.40	$3.56
Hypothetical	0.63%	1,000.00	1,022.03	3.21

Class B
Actual	0.88%	$1,000.00	$1,242.20	$4.97
Hypothetical	0.88%	1,000.00	1,020.77	4.48

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 94.7%
Aerospace & Defense - 0.5%
Honeywell International, Inc.	154,300	$6,048,560

Beverages - 1.7%
Coca-Cola Co.	278,804	15,891,828
Dr Pepper Snapple Group, Inc.(a)	206,183	5,834,979

		21,726,807

Capital Markets - 3.3%
Bank of New York Mellon Corp.	963,272	26,942,718
Goldman Sachs Group, Inc. (The)	61,171	10,328,111
State Street Corp.	117,000	5,094,180

		42,365,009

Chemicals - 0.6%
E.I. du Pont de Nemours & Co.(a)	241,354	8,126,389

Commercial Banks - 2.9%
PNC Financial Services Group, Inc.(a)	299,811	15,827,022
U.S. Bancorp(a)	392,119	8,826,599
Wells Fargo & Co.	484,619	13,079,867

		37,733,488

Communications Equipment - 1.2%
Cisco Systems, Inc.*	660,789	15,819,289

Computers & Peripherals - 2.3%
Dell, Inc.*(a)	807,178	11,591,076
Hewlett-Packard Co.(a)	348,997	17,976,836

		29,567,912

Diversified Financial Services - 5.7%
Bank of America Corp.	1,587,351	23,905,506
Citigroup, Inc.(a)	2,567,900	8,499,749
JPMorgan Chase & Co.	970,377	40,435,610

		72,840,865

Diversified Telecommunication Services - 3.1%
AT&T, Inc.	586,697	16,445,117
Verizon Communications, Inc.	721,936	23,917,740

		40,362,857

Electrical Equipment - 0.6%
Emerson Electric Co.(a)	189,225	8,060,985

Electronic Equipment, Instruments & Components - 0.3%
Cognex Corp.(a)	227,490	4,031,123
Flextronics International, Ltd.*	38,675	282,714

		4,313,837

Energy Equipment & Services - 2.1%
Halliburton Co.	703,231	21,160,221
Smith International, Inc.(a)	202,500	5,501,925

		26,662,146

Security Description	Shares	Value

Food & Staples Retailing - 3.4%
CVS Caremark Corp.	479,085	$15,431,328
Wal-Mart Stores, Inc.	532,541	28,464,316

		43,895,644

Food Products - 4.2%
Cadbury Plc (ADR)	122,767	6,308,996
Kraft Foods, Inc. - Class A	867,323	23,573,839
Unilever N.V.	738,326	23,870,080

		53,752,915

Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp.*	1,460,963	13,148,667

Health Care Providers & Services - 3.3%
Cardinal Health, Inc.(a)	707,575	22,812,218
UnitedHealth Group, Inc.	335,407	10,223,206
WellPoint, Inc.*	166,349	9,696,483

		42,731,907

Household Products - 0.4%
Procter & Gamble Co. (The)	89,000	5,396,070

Industrial Conglomerates - 1.3%
General Electric Co.	1,089,411	16,482,788

Insurance - 9.5%
Aflac, Inc.	135,427	6,263,499
Berkshire Hathaway, Inc. - Class B*(a)	3,481	11,438,566
Chubb Corp. (The)	1,378,585	67,798,810
Torchmark Corp.(a)	205,973	9,052,514
Travelers Cos., Inc. (The)	552,698	27,557,522

		122,110,911

Internet Software & Services - 3.5%
eBay, Inc.*(a)	1,501,374	35,342,344
Yahoo!, Inc.*	587,646	9,860,700

		45,203,044

IT Services - 1.1%
Accenture Plc - Class A	174,400	7,237,600
Western Union Co.	388,905	7,330,859

		14,568,459

Machinery - 0.8%
Ingersoll-Rand Plc(a)	277,500	9,917,850

Media - 12.6%
Comcast Corp. - Class A(a)	3,020,131	50,919,408
DIRECTV - Class A*(a)	416,418	13,887,540
News Corp. - Class B(a)	1,337,741	21,296,837
Time Warner Cable, Inc.	352,800	14,602,392
Time Warner, Inc.(a)	553,085	16,116,897
Viacom, Inc. - Class B*	1,547,812	46,016,451

		162,839,525

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Metals & Mining - 1.2%
Alcoa, Inc.(a)	970,469	$15,643,960

Multi-Utilities - 0.4%
Sempra Energy(a)	79,800	4,467,204

Multiline Retail - 1.5%
JC Penney Co., Inc.(a)	264,768	7,045,476
Macy’s, Inc.(a)	461,206	7,729,813
Target Corp.(a)	95,122	4,601,051

		19,376,340

Oil, Gas & Consumable Fuels - 5.6%
BP Plc (ADR)(a)	171,261	9,928,000
Chevron Corp.	299,100	23,027,709
ConocoPhillips Co.	342,370	17,484,836
Royal Dutch Shell Plc (ADR)	173,100	10,405,041
Total S.A. (ADR)	170,670	10,929,707

		71,775,293

Paper & Forest Products - 2.9%
International Paper Co.	1,404,873	37,622,499

Personal Products - 0.1%
Mead Johnson Nutrition Co.(a)	41,515	1,814,205

Pharmaceuticals - 10.4%
Abbott Laboratories	186,280	10,057,257
Bristol-Myers Squibb Co.(a)	1,104,524	27,889,231
Eli Lilly & Co.(a)	419,509	14,980,666
GlaxoSmithKline Plc (ADR)(a)	154,923	6,545,497
Merck & Co., Inc.	715,689	26,151,276
Pfizer, Inc.	2,062,271	37,512,710
Roche Holding AG (ADR)	247,502	10,444,584

		133,581,221

Semiconductors & Semiconductor Equipment - 2.1%
Intel Corp.	922,365	18,816,246
KLA-Tencor Corp.(a)	235,546	8,517,343

		27,333,589

Software - 0.4%
Microsoft Corp.(a)	158,463	4,831,537

Specialty Retail - 2.0%
Home Depot, Inc. (The)	479,129	13,861,202
Lowe’s Cos., Inc.(a)	534,079	12,492,108

		26,353,310

Tobacco - 2.0%
Altria Group, Inc.	564,509	11,081,312
Philip Morris International, Inc.	291,516	14,048,156

		25,129,468

Security Description	Shares/Par Amount	Value

Wireless Telecommunication Services - 0.7%
Vodafone Group Plc (ADR)(a)	376,900	$8,702,621

Total Common Stocks (Cost $1,024,186,408)		1,220,307,171

Convertible Preferred Stock - 0.3%
Diversified Financial Services - 0.3%
Bank of America Corp. 10.000%, due 12/31/49(b)* (Cost - $3,015,000)	201,000	2,998,920

Short-Term Investments - 10.2%
Mutual Funds - 5.3%
State Street Navigator Securities Lending Prime Portfolio(c)	68,265,311	68,265,311

Repurchase Agreements - 4.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $63,392,756 on 01/04/10 collateralized by $59,595,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $64,660,575.	$63,392,721	63,392,721
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $91,279 on 01/04/10 collateralized by $90,000 Federal Home Loan Mortgage Corp. at 4.875% due 06/13/18 with a value of $96,183.	91,279	91,279

Total Short-Term Investments (Cost $131,749,311)		131,749,311

Total Investments - 105.2% (Cost $1,158,950,719)		1,355,055,402

Other Assets and Liabilities (net) - (5.2)%		(66,601,287)

Net Assets - 100.0%		$1,288,454,115

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2009.
(c)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,220,307,171	$—	$—	$1,220,307,171
Convertible Preferred Stock
Diversified Financial Services	2,998,920	—	—	2,998,920
Short-Term Investments
Mutual Funds	68,265,311	—	—	68,265,311
Repurchase Agreements	—	63,484,000	—	63,484,000
Total Short-Term Investments	68,265,311	63,484,000	—	131,749,311
TOTAL INVESTMENTS	$1,291,571,402	$63,484,000	$—	$1,355,055,402

*	See Portfolio of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$1,291,571,402
Repurchase Agreements	63,484,000
Cash	985
Receivable for shares sold	315,109
Dividends receivable	2,508,242
Interest receivable	9

Total assets	1,357,879,747

Liabilities
Payables for:
Shares redeemed	343,795
Collateral for securities loaned	68,265,311
Accrued Expenses:
Management fees	655,628
Distribution and service fees - Class B	106,870
Administration fees	6,998
Custodian and accounting fees	7,491
Deferred trustees’ fees	7,518
Other expenses	32,021

Total liabilities	69,425,632

Net Assets	$1,288,454,115

Net Assets Represented by
Paid in surplus	$1,860,569,758
Accumulated net realized loss	(789,789,578)
Unrealized appreciation on investments	196,104,683
Undistributed net investment income	21,569,252

Net Assets	$1,288,454,115

Net Assets
Class A	$782,698,703

Class B	505,755,412

Capital Shares Outstanding
Class A	92,807,757

Class B	60,133,261

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.43

Class B	8.41

(a)	Identified cost of investments, excluding repurchase agreements, was $1,095,466,719.
(b)	Includes securities loaned at value of $66,667,106.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$29,709,525
Interest (b)	394,031

Total investment income	30,103,556

Expenses
Management fees	7,308,754
Administration fees	90,885
Custodian and accounting fees	87,184
Distribution and service fees - Class B	840,470
Audit and tax services	31,003
Legal	36,351
Trustees’ fees and expenses	22,763
Shareholder reporting	78,779
Insurance	19,413
Miscellaneous	18,585

Total expenses	8,534,187

Net investment income	21,569,369

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(486,941,876)
Futures contracts	3,169,686

Net realized loss on investments and futures contracts	(483,772,190)

Net change in unrealized appreciation on investments	728,999,594

Net realized and unrealized gain on investments and futures contracts	245,227,404

Net Increase in Net Assets from Operations	$266,796,773

(a)	Net of foreign withholding taxes of $296,825.
(b)	Includes net income on securities loaned of $386,505.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$21,569,369	$41,295,694
Net realized loss on investments and futures contracts	(483,772,190)	(303,763,987)
Net change in unrealized appreciation (depreciation) on investments	728,999,594	(498,917,517)

Net increase (decrease) in net assets resulting from operations	266,796,773	(761,385,810)

Distributions to Shareholders:
From net investment income
Class A	(38,246,397)	(32,673,417)
Class B	(2,985,227)	(2,427,390)
From net realized gains
Class A	—	(61,910,308)
Class B	—	(5,354,631)

Net decrease in net assets resulting from distributions	(41,231,624)	(102,365,746)

Capital Share Transactions:
Proceeds from shares sold
Class A	179,334,240	295,042,539
Class B	59,037,881	37,691,332
Proceeds from shares sold from fund subscription in kind
Class A	—	—
Class B	276,415,245	—
Net asset value of shares issued through dividend reinvestment
Class A	38,246,397	94,583,725
Class B	2,985,227	7,782,021
Cost of shares repurchased
Class A	(804,531,315)	(174,505,462)
Class B	(53,834,443)	(32,762,386)

Net increase (decrease) in net assets from capital share transactions	(302,346,768)	227,831,769

Net Decrease in Net Assets	(76,781,619)	(635,919,787)
Net assets at beginning of period	1,365,235,734	2,001,155,521

Net assets at end of period	$1,288,454,115	$1,365,235,734

Undistributed net investment income at end of period	$21,569,252	$41,231,507

See accompanying notes to financial statements.

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Financial Highlights

Selected Per Share Data for the Years or Period Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005(b)
Net Asset Value, Beginning of Period	$6.85	$11.26	$11.95	$10.40	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.13	0.21	0.25	0.23	0.14
Net realized/unrealized gain (loss) on investments	1.64	(4.06)	(0.49)	1.45	0.45

Total from investment operations	1.77	(3.85)	(0.24)	1.68	0.59

Less Distributions
Dividends from net investment income	(0.19)	(0.19)	(0.19)	(0.00)+	(0.11)
Distributions from net realized capital gains	—	(0.37)	(0.26)	(0.13)	(0.08)

Total distributions	(0.19)	(0.56)	(0.45)	(0.13)	(0.19)

Net Asset Value, End of Period	$8.43	$6.85	$11.26	$11.95	$10.40

Total Return	26.89%	(35.79)%	(2.31)%	16.34%	5.93%
Ratio of expenses to average net assets	0.64%	0.61%	0.61%	0.67%	0.68%*
Ratio of expenses to average net assets before reimbursement and rebates	0.64%	0.61%	0.61%	0.67%	0.68%*
Ratio of net investment income to average net assets	1.95%	2.35%	2.04%	2.11%	2.02%*
Portfolio turnover rate	43.8%	40.2%	22.2%	32.7%	75.7%
Net assets, end of period (in millions)	$782.7	$1,257.6	$1,839.2	$1,210.1	$880.4

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005(b)
Net Asset Value, Beginning of Period	$6.83	$11.22	$11.91	$10.39	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.10	0.19	0.22	0.20	0.12
Net realized/unrealized gain (loss) on investments	1.65	(4.04)	(0.48)	1.45	0.46

Total from investment operations	1.75	(3.85)	(0.26)	1.65	0.58

Less Distributions
Dividends from net investment income	(0.17)	(0.17)	(0.17)	—	(0.11)
Distributions from net realized capital gains	—	(0.37)	(0.26)	(0.13)	(0.08)

Total distributions	(0.17)	(0.54)	(0.43)	(0.13)	(0.19)

Net Asset Value, End of Period	$8.41	$6.83	$11.22	$11.91	$10.39

Total Return	26.57%	(35.91)%	(2.49)%	16.05%	5.75%
Ratio of expenses to average net assets	0.89%	0.86%	0.85%	0.92%	0.93%*
Ratio of expenses to average net assets before reimbursement and rebates	0.89%	0.86%	0.86%	0.92%	0.93%*
Ratio of net investment income to average net assets	1.39%	2.10%	1.80%	1.85%	1.71%*
Portfolio turnover rate	43.8%	40.2%	22.2%	32.7%	75.7%
Net assets, end of period (in millions)	$505.8	$107.7	$162.0	$145.3	$58.8

*	Annualized
+	Rounds to less than $0.005 per share
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/02/2005.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Kampen Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

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Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc., d/b/a Van Kampen, (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$7,308,754	0.65%	First $500 Million

	0.60%	$500 Million to $1 Billion

	0.525%	Over $1 Billion

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Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

During the year ended December 31, 2009 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

Morgan Stanley & Co., Inc.	$39,108

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Subscription in Kind	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	183,463,534	27,809,215	—	6,178,739	(124,643,731)	(90,655,777)	92,807,757
12/31/2008	163,319,115	31,064,241	—	9,392,624	(20,312,446)	20,144,419	183,463,534

Class B

12/31/2009	15,769,953	8,360,801	42,855,077	483,046	(7,335,616)	44,363,308	60,133,261
12/31/2008	14,443,577	4,212,675	—	774,330	(3,660,629)	1,326,376	15,769,953

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$483,374,806	$—	$686,751,742

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Notes to Financial Statements—December 31, 2009—(Continued)

5. Investment Transactions - continued

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,209,201,296	$205,352,637	$(59,498,531)	$145,854,106

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets, manage exposure to the securities markets or to movements in interest rates or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open futures contacts. During the period April 27 - April 30, 2009, the Portfolio had 7,260 in equity index futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $3,169,686 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

7. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$66,667,106	$68,265,311	$—	$68,265,311

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets,

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Notes to Financial Statements—December 31, 2009—(Continued)

9. Market, Credit and Counterparty Risk - continued

which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$41,231,624	$43,649,078	$—	$58,716,668	$41,231,624	$102,365,746

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$21,576,770	$—	$145,854,104	$(739,538,999)	$(572,108,125)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$282,014,371	$457,524,628	$739,538,999

11. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

12. Subsequent Events

On February 10, 2010, the Board of Trustees of the Trust approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between the Manager and Invesco Advisers, Inc. (“Invesco”). The Agreement is not subject to shareholder approval and will become effective upon the closing of a transaction under which Morgan Stanley is transferring its Van Kampen Asset Management business to Invesco, Ltd. The transaction is expected to close on or about May 29, 2010. The Advisory Agreement between the Trust, with respect to the Portfolio, and the Manager will remain in effect and fees payable thereunder to the Manager will not change. Under the Agreement, Invesco will become subadviser to the Portfolio, succeeding Morgan Stanley Investment Management, Inc. d/b/a Van Kampen, and will become responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of the Manager and the Board. The name of the Van Kampen Comstock Portfolio will remain unchanged at the time the Agreement takes effect.

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no other subsequent events requiring adjustments or disclosure in the financial statements.

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Van Kampen Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Comstock Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Comstock Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

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Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s

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Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Van Kampen Comstock Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Van Kampen Comstock Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended July 31, 2009 and underperformed the median of its Performance Universe for the three-year period. The Board also noted that the Portfolio underperformed its Lipper Index for the same periods. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one- and three-year periods ended August 31, 2009. The Board took into account management’s discussion of the Portfolio’s performance, including its improved more recent performance, and the Adviser’s continued close monitoring of the Portfolio. Based on its review, the Board concluded that appropriate action is being taken to address the Portfolio’s performance and the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

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Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Van Kampen Comstock Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Van Kampen Comstock Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

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Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Letter from the President

Letter to Policy Holders

February 1, 2010

2009 can best be described as a year of recovery. The year began with the stock market in a broad decline and the economy mired in a deep recession. However, investors’ sentiment improved dramatically during the year as fiscal and monetary authorities took measures to jump start the economy which helped spark a strong market rally in equities and corporate bonds.

The Barclays Capital U.S. Aggregate Bond Index returned 5.9% during 2009. While this was similar to the 5.2% return experienced in 2008, the two years could not have been more different. In 2008, fear drove investors toward the safety of U.S. Treasury securities and away from the risk of corporate bonds, especially those rated below investment grade. In contrast, investors were more willing to embrace risk in 2009. This produced an enormous recovery in below investment grade bonds; the Barclays Capital U.S. Corporate High Yield Index returned over 58% in 2009 after falling 26% in 2008. The Barclays Capital U.S. Treasury Index returned 13.7% in 2008, but declined 3.6% in 2009.

Stock investors also became less pessimistic in 2009. While the stock market indices are still far from the record levels reached in 2007, investors were rewarded in 2009 as stocks returned 26.5% as measured by the Standard & Poor’s 500 Index, its best return since 2003. Foreign stocks, as measured by the MSCI EAFE Index, returned 31.8% during 2009.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Portfolio Manager Commentary*

Performance

For the year ended December 31, 2009, the Van Kampen Mid Cap Growth Portfolio had a return of 57.83% and 57.27% for Class A and B Shares, respectively, versus 46.29% for its benchmark, the Russell Midcap Growth Index1.

Market Environment / Conditions

In early 2009, the market continued to reel from the credit crisis and its impact on the broader economy. Fear was the prevailing investor sentiment, creating high levels of market volatility and risk aversion. However, in early March, signs of improvement brought a turnaround in negative sentiment as policy efforts to contain the crisis began to have a noticeable effect. The market’s rally was sustained through year-end by more signs of stabilization in the economy, generally better-than-expected corporate earnings, and an increase in merger and acquisition activity. However, the persistence of high unemployment rates and a weak real estate market continued to concern investors.

Portfolio Review / Current Positioning

In many ways, 2009 was as surprising for investors as 2008. We made few changes to the Portfolio during the downturn, as we believed our high quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous in 2009, as higher quality names—those with attractive returns on invested capital and strong balance sheets—led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the Portfolio’s holdings. While turnover remained low, we did add new names as several of the Portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Portfolio’s relative outperformance.

In August 2009, the Russell Midcap Growth Index (the “Index”) re-categorized many of the names we held into new sectors. While we made very few changes to the positions held in the Portfolio, the sector allocations are quite different due to this re-categorization.

Stock selection in consumer discretionary had a positive effect on relative performance, due to exposure to the leisure time industry. Stock selection in technology added to relative gains, although an underweight there slightly detracted. Within the sector, computer services software and systems was the leading contributing industry. Additionally, stock selection and an overweight in producer durables bolstered relative performance. Here, the commercial services industry outperformed the Index.

Although the Portfolio outperformed the Index, there were areas detrimental to overall performance. Both stock selection and an underweight in the materials and processing sector had a negative impact on relative performance. The sole detractor was in the building materials industry. Stock selection in energy also underperformed, despite the benefit of an overweight in the sector. While none of our energy holdings (largely in the natural gas industry) detracted from relative performance, they did not perform as well as other industries within the overall sector. By comparison, the coal industry, in which the Portfolio did not have exposure, experienced a large rebound throughout the year. Stock selection and an overweight in financial services dampened relative performance. Within the sector, the asset management and custodian industry was the leading detractor.

Dennis Lynch, Managing Director

David Cohen, Managing Director

Sam Chainani, Managing Director

Alexander Norton, Executive Director

Jason Yeung, Executive Director

Armistead Nash, Executive Director

Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Portfolio Manager Commentary*

Portfolio Composition as of December 31, 2009

Top Holdings

Percent of Net Assets
Priceline.com, Inc.	3.8%
Ultra Petroleum Corp.	3.8%
Ctrip.com International, Ltd. (ADR)	3.7%
Baidu, Inc. (ADR)	3.7%
Salesforce.com, Inc.	3.3%
Li & Fung, Ltd.	3.3%
Verisk Analytics, Inc. - Class A	3.1%
Teradata Corp.	3.1%
MSCI, Inc. - Class A	2.9%
Range Resources Corp.	2.6%

Top Sectors

Percent of Portfolio Market Value
Non-Cyclical	21.5%
Communications	18.3%
Technology	12.8%
Short-Term Investments	11.6%
Cyclical	9.8%
Industrials	7.6%
Energy	7.3%
Financials	7.0%
Basic Materials	2.2%
Diversified	1.9%

2

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Van Kampen Mid Cap Growth Portfolio managed by

Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the year ended 12/31/09)
	1 Year	3 Year	5 Year	Since Inception[3]
Van Kampen Mid Cap Growth Portfolio—Class A	57.83%	1.39%	3.47%	2.99%
Class B	57.27%	1.12%	3.23%	2.14%
Russell Midcap Growth Index[1]	46.29%	-3.18%	2.40%	1.18%

The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09

Class A
Actual	0.94%	$1,000.00	$1,274.40	$5.39
Hypothetical	0.94%	1,000.00	1,020.47	4.79

Class B
Actual	1.19%	$1,000.00	$1,273.26	$6.76
Hypothetical	1.19%	1,000.00	1,019.26	6.01

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.4%
Air Freight & Logistics - 3.9%
C.H. Robinson Worldwide, Inc.	38,445	$2,257,875
Expeditors International of Washington, Inc.	79,757	2,769,961

		5,027,836

Capital Markets - 4.0%
Calamos Asset Management, Inc. -Class A	70,867	817,097
Greenhill & Co., Inc.	30,277	2,429,426
T. Rowe Price Group, Inc.	34,739	1,849,852

		5,096,375

Chemicals - 4.3%
Intrepid Potash, Inc.*(a)	53,447	1,559,049
Nalco Holding Co.	94,403	2,408,221
Rockwood Holdings, Inc.*	67,927	1,600,360

		5,567,630

Commercial & Professional Services - 0.9%
Covanta Holding Corp.*(a)	64,748	1,171,291

Communications Equipment - 1.1%
Palm, Inc.*(a)	144,959	1,455,388

Computers & Peripherals - 3.1%
Teradata Corp.*	126,182	3,965,900

Construction Materials - 2.5%
Martin Marietta Materials, Inc.	29,033	2,595,841
Texas Industries, Inc.	18,171	635,803

		3,231,644

Distributors - 3.3%
Li & Fung, Ltd.	1,042,000	4,268,108

Diversified Consumer Services - 3.0%
New Oriental Education & Technology Group, Inc. (ADR)*(a)	26,231	1,983,326
Strayer Education, Inc.(a)	8,638	1,835,489

		3,818,815

Diversified Financial Services - 7.1%
IntercontinentalExchange, Inc.*	18,468	2,073,957
Leucadia National Corp.*	110,495	2,628,676
Moody’s Corp.(a)	30,173	808,636
MSCI, Inc. - Class A*	116,111	3,692,330

		9,203,599

Health Care Equipment & Supplies - 3.3%
Gen-Probe, Inc.*(a)	56,905	2,441,224
Intuitive Surgical, Inc.*	5,949	1,804,451

		4,245,675

Security Description	Shares	Value

Hotels, Restaurants & Leisure - 7.4%
Ctrip.com International, Ltd. (ADR)*	66,943	$4,810,524
Las Vegas Sands Corp.*(a)	97,795	1,461,057
Wynn Resorts, Ltd.(a)	55,506	3,232,115

		9,503,696

Household Durables - 2.8%
Gafisa S.A. (ADR)(a)	51,190	1,656,508
NVR, Inc.*(a)	2,762	1,962,981

		3,619,489

Internet & Catalog Retail - 4.6%
Netflix, Inc.*(a)	17,628	972,008
Priceline.com, Inc.*	22,654	4,949,899

		5,921,907

Internet Software & Services - 8.6%
Akamai Technologies, Inc.*(a)	94,191	2,385,858
Alibaba.com, Ltd.	1,028,300	2,368,747
Baidu, Inc. (ADR)*	11,559	4,753,408
Equinix, Inc.*(a)	14,950	1,586,942

		11,094,955

IT Services - 2.1%
Redecard S.A.	164,832	2,712,174

Life Sciences Tools & Services - 4.3%
Illumina, Inc.*(a)	96,060	2,944,239
Techne Corp.	38,627	2,648,267

		5,592,506

Media - 4.0%
Discovery Communications, Inc. - Class C*	48,442	1,284,682
Groupe Aeroplan, Inc.	142,226	1,480,020
Morningstar, Inc.*	50,660	2,448,904

		5,213,606

Multiline Retail - 0.9%
Sears Holdings Corp.*(a)	14,286	1,192,167

Oil, Gas & Consumable Fuels - 7.1%
Petrohawk Energy Corp.*	38,149	915,195
Range Resources Corp.(a)	68,209	3,400,219
Ultra Petroleum Corp.*	97,340	4,853,372

		9,168,786

Personal Products - 1.5%
Mead Johnson Nutrition Co.	44,836	1,959,333

Pharmaceuticals - 2.0%
Allergan, Inc.	25,759	1,623,075
Ironwood Pharmaceutical	44,752	984,544

		2,607,619

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued

December 31, 2009

(Percentage of Net Assets)

Security Description	Shares	Value

Professional Services - 8.2%
Corporate Executive Board Co.	41,568	$948,582
IHS, Inc. - Class A*	32,666	1,790,423
Intertek Group Plc	141,400	2,849,116
Monster Worldwide, Inc.*(a)	58,037	1,009,844
Verisk Analytics, Inc. - Class A*	132,289	4,005,711

		10,603,676

Software - 5.5%
Autodesk, Inc.*	67,154	1,706,383
Rovi Corp.*	35,991	1,147,033
Salesforce.com, Inc.*	57,966	4,276,152

		7,129,568

Wireless Telecommunication Services - 0.9%
Millicom International Cellular S.A.	16,429	1,211,967

Total Common Stocks (Cost $120,634,047)		124,583,710

Security Description	Shares/Par Amount	Value
Short-Term Investments - 12.6%
Mutual Funds- 9.0%
State Street Navigator Securities Lending Prime Portfolio(b)	11,626,811	$11,626,811

Repurchase Agreement- 3.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/09 at 0.005% to be repurchased at $4,699,003 on 01/04/10 collateralized by $4,755,000 Federal National Mortgage Association. at 3.125% due 09/29/14 with a value of $4,796,606.	$4,699,000	4,699,000

Total Short-Term Investments (Cost $16,325,811)		16,325,811

Total Investments - 109.0% (Cost $136,959,858)		140,909,521

Other Assets and Liabilities (net)- (9.0)%		(11,648,072)

Net Assets- 100.0%		$129,261,449

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents investment of collateral received from securities lending transactions.

ADR - An American Depositary Receipt is a certificate isued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to: quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

ASSETS VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$5,027,836	$—	$—	$5,027,836
Capital Markets	5,096,375	—	—	5,096,375
Chemicals	5,567,630	—	—	5,567,630
Commercial & Professional Services	1,171,291	—	—	1,171,291
Communications Equipment	1,455,388	—	—	1,455,388
Computers & Peripherals	3,965,900	—	—	3,965,900
Construction Materials	3,231,644	—	—	3,231,644
Distributors	—	4,268,108	—	4,268,108
Diversified Consumer Services	3,818,815	—	—	3,818,815
Diversified Financial Services	9,203,599	—	—	9,203,599
Health Care Equipment & Supplies	4,245,675	—	—	4,245,675
Hotels, Restaurants & Leisure	9,503,696	—	—	9,503,696
Household Durables	3,619,489	—	—	3,619,489
Internet & Catalog Retail	5,921,907	—	—	5,921,907
Internet Software & Services	8,726,208	2,368,747	—	11,094,955
IT Services	—	2,712,174	—	2,712,174
Life Sciences Tools & Services	5,592,506	—	—	5,592,506
Media	5,213,606	—	—	5,213,606
Multiline Retail	1,192,167	—	—	1,192,167
Oil, Gas & Consumable Fuels	9,168,786	—	—	9,168,786
Personal Products	1,959,333	—	—	1,959,333
Pharmaceuticals	1,623,075	—	984,544	2,607,619
Professional Services	7,754,560	2,849,116	—	10,603,676
Software	7,129,568	—	—	7,129,568
Wireless Telecommunication Services	1,211,967	—	—	1,211,967
Total Common Stocks	111,401,021	12,198,145	984,544	124,583,710
Short-Term Investments
Mutual Funds	11,626,811	—	—	11,626,811
Repurchase Agreement	—	4,699,000	—	4,699,000
Total Short-Term Investments	11,626,811	4,699,000	—	16,325,811
TOTAL INVESTMENTS	$123,027,832	$16,897,145	$984,544	$140,909,521

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2008	Change in Unrealized Appreciation	Balance as of December 31, 2009
Common Stock
Pharmaceuticals	$537,024	$447,520	$984,544
Total	$537,024	$447,520	$984,544

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value (a)(b)	$136,210,521
Repurchase Agreement	4,699,000
Cash	10,916
Receivable for shares sold	47,324
Dividends receivable	42,305
Receivable from Manager	76,913
Interest receivable	1

Total assets	141,086,980

Liabilities
Payables for:
Shares redeemed	18,956
Collateral for securities loaned	11,626,811
Accrued Expenses:
Management fees	115,949
Distribution and service fees - Class B	22,380
Administration fees	1,086
Custodian and accounting fees	994
Deferred trustees’ fees	7,518
Other expenses	31,837

Total liabilities	11,825,531

Net Assets	$129,261,449

Net Assets Represented by
Paid in surplus	$135,417,951
Accumulated net realized loss	(10,144,009)
Unrealized appreciation on investments and foreign currency transactions	3,949,695
Undistributed net investment income	37,812

Net Assets	$129,261,449

Net Assets
Class A	$21,737,397

Class B	107,524,052

Capital Shares Outstanding
Class A	2,413,257

Class B	12,275,579

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.01

Class B	8.76

(a) Identified cost of investments, excluding repurchase agreement, was $132,260,858.
(b) Includes securities loaned at value of $11,373,120.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)	$927,191
Interest (b)	215,055

Total investment income	1,142,246

Expenses
Management fees	696,037
Administration fees	10,948
Deferred Expense Reimbursement	40,402
Custodian and accounting fees	9,259
Distribution and service fees - Class B	201,885
Audit and tax services	31,582
Legal	59,774
Trustees’ fees and expenses	22,763
Shareholder reporting	16,167
Insurance	1,580
Miscellaneous	6,394

Total expenses	1,096,791

Net investment income	45,455

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	312,945
Foreign currency transactions	(7,134)

Net realized gain on investments and foreign currency transactions	305,811

Net change in unrealized appreciation on investments	45,019,047

Net realized and unrealized gain on investments and foreign currency transactions	45,324,858

Net Increase in Net Assets from Operations	$45,370,313

(a) Net of foreign withholding taxes of $18,184.
(b) Includes net income on securities loaned of $213,948.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations
Net investment income	$45,455	$44,950
Net realized gain (loss) on investments and foreign currency transactions	305,811	(7,239,495)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	45,019,047	(55,074,336)

Net increase (decrease) in net assets resulting from operations	45,370,313	(62,268,881)

Distributions to Shareholders
From net investment income
Class A	(4,077)	(351,356)
Class B	—	(983,771)
From net realized gains
Class A	—	(2,087,595)
Class B	—	(6,817,410)

Net decrease in net assets resulting from distributions	(4,077)	(10,240,132)

Capital Share Transactions
Proceeds from shares sold
Class A	1,129,797	20,377,053
Class B	26,916,046	35,966,940
Net asset value of shares issued through dividend reinvestment
Class A	4,077	2,438,951
Class B	—	7,801,181
Cost of shares repurchased
Class A	(4,200,627)	(16,616,330)
Class B	(14,329,730)	(14,272,955)

Net increase in net assets from capital share transactions	9,519,563	35,694,840

Net Increase (Decrease) in Net Assets	54,885,799	(36,814,173)
Net assets at beginning of period	74,375,650	111,189,823

Net assets at end of period	$129,261,449	$74,375,650

Undistributed net investment income at end of period	$37,812	$4,074

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Financial Highlights

Selected Per Share Data for the Years Ended:
	Class A
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.71	$11.82	$10.44	$10.19	$10.43

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.02	0.02	0.05	(0.01)	(0.04)
Net realized/unrealized gain (loss) on investments	3.28	(5.10)	2.29	0.90	0.54

Total from investment operations	3.30	(5.08)	2.34	0.89	0.50

Less Distributions
Dividends from net investment income	(0.00)+	(0.15)	—	—	—
Distributions from net realized capital gains	—	(0.88)	(0.96)	(0.64)	(0.74)

Total distributions	(0.00)+	(1.03)	(0.96)	(0.64)	(0.74)

Net Asset Value, End of Period	$9.01	$5.71	$11.82	$10.44	$10.19

Total Return	57.83%	(46.67)%	23.84%	8.65%	4.71%
Ratio of expenses to average net assets after reimbursement	0.90%	0.89%	0.88%	0.90%	0.90%
Ratio of expenses to average net assets before reimbursement and rebates	0.90%	0.89%	0.88%	1.08%	0.99%
Ratio of net investment income (loss) to average net assets	0.24%	0.25%	0.46%	(0.08)%	(0.35)%
Portfolio turnover rate	32.8%	38.1%	62.0%	226.6%	103.9%
Net assets, end of period (in millions)	$21.7	$16.3	$29.6	$24.0	$21.5

	Class B
	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.57	$11.55	$10.25	$10.04	$10.30

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.00)+	(0.00)+	0.02	(0.03)	(0.06)
Net realized/unrealized gain (loss) on investments	3.19	(4.97)	2.24	0.88	0.54

Total from investment operations	3.19	(4.97)	2.26	0.85	0.48

Less Distributions
Dividends from net investment income	—	(0.13)	—	—	—
Distributions from net realized capital gains	—	(0.88)	(0.96)	(0.64)	(0.74)

Total distributions	—	(1.01)	(0.96)	(0.64)	(0.74)

Net Asset Value, End of Period	$8.76	$5.57	$11.55	$10.25	$10.04

Total Return	57.27%	(46.75)%	23.48%	8.37%	4.58%
Ratio of expenses to average net assets after reimbursement	1.15%	1.14%	1.13%	1.15%	1.15%
Ratio of expenses to average net assets before reimbursement and rebates	1.15%	1.14%	1.14%	1.34%	1.24%
Ratio of net investment income (loss) to average net assets	0.00%++	(0.03)%	0.19%	(0.30)%	(0.58)%
Portfolio turnover rate	32.8%	38.1%	62.0%	226.6%	103.9%
Net assets, end of period (in millions)	$107.5	$58.0	$81.5	$54.8	$40.9

+	Rounds to less than $0.005 per share.
++	Rounds to less than 0.005%.
(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009

1. Organization

Met Investors Series Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-eight Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Kampen Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by MetLife Advisers, LLC (the “Manager”), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the “Board”). Such quotations take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Exchange traded options are valued at the mean price. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Manager using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

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MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

2. Significant Accounting Policies - continued

on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities (105% for foreign equity securities). Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency exchange contracts.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Manager (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc. d/b/a Van Kampen (the “Adviser”) for investment advisory services in connection with the investment management of the Portfolio.

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MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Manager for the period ended December 31, 2009	% per annum	Average Daily Net Assets

$696,037	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.625%	Over $500 Million

Transfer Agency Agreement - Metropolitan Life Insurance Company (“MLIC”) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2005	2006	2007	2008	2009
		Subject to repayment until December 31,
Class A	Class B	2010	2011	2012	2013	2014

0.90%	1.15%	$22,419	$127,383	$6,445	$—	$—

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amount was repaid to the Manager in accordance with the Expense Limitation Agreement during the period ended December 31, 2009:                     $40,402

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

13

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

During the year ended December 31, 2009 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

Morgan Stanley & Co., Inc.	$1,275

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolios, if any, under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

	Beginning Shares	Sales	Reinvestments	Redemptions	Net Increase (Decrease) in Shares Outstanding	Ending Shares

Class A

12/31/2009	2,858,577	153,400	658	(599,378)	(445,320)	2,413,257
12/31/2008	2,507,167	2,014,924	245,862	(1,909,376)	351,410	2,858,577

Class B

12/31/2009	10,429,426	3,882,682	—	(2,036,529)	1,846,153	12,275,579
12/31/2008	7,059,412	4,242,948	805,075	(1,678,009)	3,370,014	10,429,426

The Portfolio is authorized to issue an unlimited number of shares.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2009 were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government

$—	$42,502,829	$—	$30,593,028

At December 31, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$137,003,810	$18,757,327	$(14,851,616)	$3,905,711

14

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6. Securities Lending

As of December 31, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities loaned and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral

$11,373,120	$11,626,811	$24,203	$11,651,014

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts its exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2009 and 2008 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008

$4,077	$8,878,237	$—	$1,361,895	$4,077	$10,240,132

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$45,330	$—	$3,905,743	$(10,100,057)	$(6,148,984)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2009, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2010		Expiring 12/31/2016	Total

$2,029,752	*	$8,070,305	$10,100,057

15

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9. Income Tax Information - continued

* The Portfolio acquired capital losses in the merger with Lord Abbett Developing Growth Portfolio on April 28, 2003 which are subject to an annual limitation of $771,861.

10. Recent Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements.” The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statements.

11. Subsequent Events

On November 11, 2009, the Board of Trustees of the Trust, subject to shareholder approval, approved the proposed reorganization of FI Mid Cap Opportunities Portfolio (“FI Mid Cap”), a series of Metropolitan Series Fund, Inc., into the Portfolio. The shareholders of FI Mid Cap are scheduled to vote on the proposed reorganization at a meeting to be held on March 19, 2010. If approved by the FI Mid Cap shareholders, the reorganization will be effective on or about May 3, 2010.

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no other subsequent events requiring adjustments or disclosure in the financial statements.

16

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)	December 31, 2009

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Elizabeth M. Forget* (43)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (50)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	48	None

Jack R. Borsting (80)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	48	Director, Los Angeles Orthopedic Hospital, Trustee, The Rose Hills Foundation. Member, Army Science Board.

Robert Boulware (53)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	48	Since 2005, Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (51)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	48	Director, Wisconsin Sports Development Corporation

Susan C. Gause (57)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	48	None

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees - continued
Dawn M. Vroegop (43)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Finance Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (38)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (39)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC. Since October 2006, Assistant Vice President, MetLife Group, Inc. Since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Richard C. Pearson (66)	Vice President and Secretary	From December 2000 to present	Since June 2001, President or Executive Vice President of MetLife Investors Distribution Company; since January 2001, Executive Vice President, General Counsel and Secretary of MetLife Investors Group, Inc. and Vice President, Secretary and Associate General Counsel of its affiliated life insurance companies; since November 2000, Senior Vice President and General Counsel of MetLife Advisers, LLC and its predecessor.

Jeffrey P. Halperin (42)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Manager and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)	December 31, 2009

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 10-11, 2009, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Van Kampen Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person with personnel of the Adviser prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advice to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

1 The Met/Templeton International Bond Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

21

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2009, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including supplemental alpha and information coefficient analysis. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Van Kampen Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended July 31, 2009. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the same periods ended August 31, 2009. The Board noted that the current Sub-Adviser had replaced the Portfolio’s former sub-adviser in 2006. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

22

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2009 with respect to several Portfolios. The Board also noted that the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Van Kampen Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and below the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and slightly above the Expense Universe median but below the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also considered the effect of the current size of the Portfolio on expenses and noted that management was proposing that the FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, Inc., be merged into the Portfolio. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates which support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but eleven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Van Kampen Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to

23

MET INVESTORS SERIES TRUST

Van Kampen Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

its contractual advisory fee would be triggered. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Daniel A. Doyle, Ms. Susan C. Gause and Mr. Jack R. Borsting have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“D&T”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by D&T for the audit of the registrant’s annual financial statements and for services that are normally provided by D&T in connection with statutory and regulatory filings for the fiscal years ended December 31, 2008 and December 31, 2009 were $1,299,250 and $1,280,400, respectively.

(b) Audit Related Fees

The registrant was not billed any fees by D&T for the fiscal years ended December 31, 2008 and December 31, 2009 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements.

During the fiscal years ended December 31, 2008 and December 31, 2009, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2008 and December 31, 2009 were $278,200 and $281,900, respectively.

During the fiscal years ended December 31, 2008 and December 31, 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal years ended December 31, 2008 and December 31, 2009 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2008 and December 31, 2009, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by D&T to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e) (1) On August 9, 2007, the audit committee of the registrant adopted Pre-Approval Procedures for Audit and Non-Audit Services (the “Procedures”), which set forth the policies and procedures pursuant to which services to be performed by the auditor may be pre-approved.

A.	Regular Pre-Approval Procedures

Except as provided in Paragraph B of these Procedures, the audit committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the auditor to the Trust and certain non-audit services to be rendered by the auditor to the covered affiliates which require pre-approval by the audit committee. In connection with such pre-approvals, the auditor, or the Treasurer, with the assistance of the Auditor, shall provide the audit committee with a report containing information about each type of service to be pre-approved at the meeting.

B.	Interim Pre-Approval Procedures

If, in the opinion of the Treasurer, a proposed engagement needs to commence before the next regularly scheduled audit committee meeting, any member of the audit committee who is an independent Board member is authorized under these Procedures to pre-approve the engagement (a “Designated Member”). The Treasurer will arrange for this interim review, coordinate with the Designated Member and provide, with the assistance of the auditor, information about the service to be pre-approved. The Auditor may not commence the engagement under consideration until the Treasurer has indicated that pre-approval has been obtained from the Designated Member. The Designated Member who pre-approves any engagements in between regularly scheduled audit committee meetings must report any pre-approval decisions to the audit committee at its next regularly scheduled meeting.

(2) None of the services described under the categories, “Audit Related Fees,” “Tax Fees” or “All Other Fees,” were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The registrant, MetLife Advisers, LLC, the registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal years ended December 31, 2008 and December 31, 2009.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant’s President, and Jeffrey A. Tupper, the registrant’s Chief Financial Officer and Treasurer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Procedures”) and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/S/ ELIZABETH M. FORGET
Elizabeth M. Forget
President

Date:	March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ELIZABETH M. FORGET
Elizabeth M. Forget
President

Date:	March 9, 2010

By:	/S/ JEFFREY A. TUPPER
Jeffrey A. Tupper
Chief Financial Officer and Treasurer

Date:	March 9, 2010